                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:     October 31, 2006
                                                  Estimated average burden
                                                  hours per response...... 19.3
                                                  -----------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05629
                                  ---------------------------------------------

                               ING Investors Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

           CT Corporation System, 101 Federal Street, Boston, MA 02110
-------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-992-0180
                                                   ----------------------------

Date of fiscal year end:   December 31
                        --------------------------
Date of reporting period:  December 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT


December 31, 2003


Classes S, A, I and R

ING INVESTORS TRUST

[PHOTO OF COMPASS]


                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter.....................................    1
Portfolio Managers' Reports............................    2
Index Descriptions.....................................   90
Independent Auditors' Report...........................   92
Statements of Assets and Liabilities...................   93
Statements of Operations...............................  107
Statements of Changes in Net Assets....................  114
Financial Highlights...................................  131
Notes to Financial Statements..........................  165
Portfolios of Investments..............................  189
Tax Information........................................  282
Trustee and Officer Information........................  284

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
                               JAMES M. HENNESSY
Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism never the less.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, Directed Services, Inc. ("DSI"), investment adviser to the Portfolios of ING Investors Trust and affiliates of DSI (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also conducting an internal review of investment company share trading, as well as reviewing their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

Also, I want to clearly state that ING does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds. In fact, over the years, we have taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

We consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Investors Trust, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy
James M. Hennessy
President
ING Funds
February 16, 2004

                                             PORTFOLIO MANAGERS' REPORT
ING AIM CAPITAL MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Karl Farmer and Jay K. Rushin, Portfolio Managers, AIM Capital Management, Inc., the Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2003, ING AIM Mid Cap Growth Portfolio's (the "Portfolio") Class S Shares returned 44.16% outperforming the Russell MidCap Growth Index, which returned 42.71% for the year.

PORTFOLIO SPECIFICS: The Portfolio benefited from relative performance in the financials and consumer staples sectors during the year. Within these sectors, the Portfolio benefited from superior stock selection, and the financials sector additionally benefited from an overweight position. Banks had the most positive effect on relative performance within the financials sector during the year.

The financials sector had the largest relative contribution to the Portfolio for the year. On an absolute basis, the biggest contributors to the Portfolio for the year included UT Starcom, Best Buy Company, Express Scripts Inc., Microchip Technology Inc., and Advancepcs. Earlier in the year managers took advantage of attractive opportunities and increased holdings in UT Starcom. It remains one of the Portfolio's top holdings.

Relative performance for the Portfolio was lower in the information technology sector due to a combination of an underweight position and stock selection. Within the sector, software and services detracted the most from relative performance. The biggest detractors from absolute performance in the Portfolio during the quarter were AMN Healthcare Services and Accredo Health Inc.

MARKET OUTLOOK: At the end of 2003, the Portfolio was overweight in energy, financials and health care, and underweight in consumer discretionary, industrials and information technology. Managers trimmed back their position in consumer discretionary, and have added exposure in information technology. Managers continue to look for attractive opportunities in the information technology sector, adding quality names as they become available.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                               ING AIM CAPITAL MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                  ING AIM CAPITAL MID CAP
                                                                GROWTH PORTFOLIO -- CLASS S        RUSSELL MIDCAP GROWTH INDEX
                                                                ---------------------------        ---------------------------
10/2/95                                                                    10000                              10000
12/31/95                                                                   10033                              10188
12/31/96                                                                   11979                              11969
12/31/97                                                                   14753                              14667
12/31/98                                                                   14877                              17287
12/31/99                                                                   23244                              26154
12/31/00                                                                   20349                              23082
12/31/01                                                                   16041                              18430
12/31/02                                                                   10958                              13379
12/31/03                                                                   15797                              19094

                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                 ------------------------------------------------------------------------------
                                                                 SINCE INCEPTION OF          SINCE INCEPTION OF
                                                                      CLASS S                     CLASS A
                                 1 YEAR          5 YEAR               10/02/95                    09/09/02
                                 ------          ------               --------                    --------
Class S                          44.16%          1.21%                 5.70%                           --
Class A                          43.83%             --                    --                       29.88%
Russell MidCap Growth Index      42.71%          2.01%                 8.16%(1)                    31.05%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING AIM Capital Mid Cap Growth Portfolio against the Russell Mid Cap Growth Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 10/01/95.

(2) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

                                             PORTFOLIO MANAGERS' REPORT
ING ALLIANCE MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Catherine Wood, Senior Vice President and Portfolio Manager, Alliance Capital, the Sub-Adviser.

MARKET OVERVIEW: The equity market's rise was broad, with every sector in the Russell MidCap Growth Index delivering double-digit returns. Technology and internet stocks returned to prominence as investors' appetite for risk increased during the course of the year. Stabilization in the geo-political environment and an improving corporate profit picture helped to ease investors back into the equity markets. Investors favored small and mid cap stocks as they outperformed large caps throughout the year. Favorable stock selection across most sectors and overweights in technology and internet stocks were the main drivers of outperformance for the year. Biotechnology, financial and energy stocks were a slight drag on performance.

PERFORMANCE: For the year ended December 31, 2003, ING Alliance Mid Cap Growth Portfolio's (the "Portfolio") Class S shares returned 67.04%, compared to a return of 42.71% for the Russell MidCap Growth Index.

PORTFOLIO SPECIFICS: The Portfolio's overweight position and strong stock selection in technology was the strongest driver of performance for the year. Networking, storage and semiconductor stocks outperformed software and security stocks on a relative basis. The government and several large telecommunication companies announced they were planning to increase capital spending with an emphasis on networking and storage equipment. During the year, many of our technology holdings delivered strong earnings with increasing visibility as the IT environment slowly improved. The following holdings, Juniper Networks Inc., Network Appliance Inc, and Corning Inc., were noteworthy performers for the year as they were direct beneficiaries of the improving IT capital spending environment.

Consumer discretionary, despite its underweight position relative to the benchmark, contributed positively to performance thanks to strong stock selection. Internet stocks including Yahoo Inc., Amazon.Com Inc., Expedia Inc., and Ebay Inc. contributed a large amount of the upside within the sector. Many of the Portfolio's internet holdings delivered consistently strong earnings during the course of the year with business models that proved to have a large amount of positive earnings leverage.

Healthcare detracted from relative performance due to stock selection and an underweight position relative to the benchmark. The largest drag on performance in the group came from the Portfolio's biotechnology holdings. Cerus Corp, a developer of systems designed to enhance the safety of blood transfusions, was the leading laggard of the group. The stock underperformed in the second half of 2003 after the company decided to halt a clinical trial of one of its programs. Several other biotechnology stocks, such as Biogen Idec Inc., Intermune Inc. and Trimeris Inc. contributed negatively to performance.

The Portfolio's underweight position in financial services was a drag on performance. Leading laggards in the sector were XL Capital, SLM Corp., and Aflac Inc. On a positive note, Legg Mason, our largest financial services' holding, was also the best performer in the group thanks to the recovery in the equity markets. The company's assets under management grew during the year, as did earnings, as investors returned to the equity markets.

MARKET OUTLOOK: In our view the Portfolio is well positioned to participate in the continued improving profit picture. We believe that many companies in the portfolio still have room for upside profit surprises. Inventories remain low, pricing is beginning to firm up and companies are feeling more positive about 2004. Record low interest rates and strong profit growth do not show any signs of ending soon. Much of the fiscal and monetary stimulus added in 2003 will carry into 2004. Consumers will be receiving a tax rebate in the early part of 2004. Companies will be encouraged to accelerate capital spending to take advantage of the favorable depreciation timetable introduced last year, which is set to expire at the end of 2004. All these data points paint an encouraging 2004.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                                  ING ALLIANCE MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                ING ALLIANCE MID CAP GROWTH
                                                                    PORTFOLIO -- CLASS S           RUSSELL MIDCAP GROWTH INDEX
                                                                ---------------------------        ---------------------------
8/14/98                                                                    10000                              10000
12/31/98                                                                   11019                              11008
12/31/99                                                                   13834                              16654
12/31/00                                                                   11466                              14697
12/31/01                                                                    9891                              11736
12/31/02                                                                    6920                               8519
12/31/03                                                                   11559                              12158

                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                       ------------------------------------------------------------------------------------------
                                                                 SINCE INCEPTION OF            SINCE INCEPTION OF
                       1 YEAR                  5 YEAR             CLASS S 08/14/98              CLASS A 09/09/02
                       ------                  ------             ----------------              ----------------
Class S                67.04%                  0.96%                   2.73%                             --
Class A                66.82%                     --                      --                         55.15%
Russell MidCap Growth
  Index                42.71%                  2.01%                   3.67%(1)                      31.05%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Alliance Mid Cap Growth Portfolio against the Russell Mid Cap Growth Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 08/01/98.

(2) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO        PORTFOLIO MANAGERS' REPORT

--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals, led by Karen A. Miller, Senior Vice President and Director, Capital International Research, Inc., with portfolio management responsibilities for Capital Guardian Trust Company, the Sub-Adviser.

MARKET OVERVIEW: The year ended with stocks climbing higher in the fourth quarter, adding double-digit gains to an already good year. In the fourth quarter, earnings reports were better than expected and companies began to attribute profits to growing revenues rather than cost cutting, which had been the main source of better profits in the previous two quarters. The year started off on an uneven footing with political events overshadowing economic and corporate fundamentals. Emotions ran high among investors as stocks experienced substantial volatility, rising and falling on the ebb and flow of news about Iraq. High crude oil prices and terrorism concerns also helped restrain the U.S. stock market early in 2003. Following the end of major fighting in Iraq, stocks began their climb. An improvement in first-quarter earnings paved the way for a broad-based rally that lasted the rest of the year. The best results in 2003 came from depressed industries such as technology and from stocks of low-quality companies whose prospects dramatically improved as their balance sheets recovered.

The weaker U.S. currency also enhanced profits for some companies. Investors were also encouraged by the Federal Reserve's reluctance to raise interest rates during 2003 and by generally favorable economic news. The U.S. economy grew much faster than anticipated, productivity soared and the long-awaited improvement in employment data finally began to materialize towards the end of 2003.

PERFORMANCE: For the year ended December 31, 2003, ING Capital Guardian Large Cap Value Portfolio's (the "Portfolio") Class S Shares returned 36.75%. On a relative basis it outperformed the 28.71% return of the S&P 500 Index.

PORTFOLIO SPECIFICS: The biggest contributor to relative returns during the year was the Portfolio's overweight position and strong stock selection in the information technology sector, primarily within the communications equipment and semiconductor capital equipment stocks. While many of these companies were challenged in 2002, they benefited from the mild improvement in corporate spending this year and from more positive commentary coming from market leaders. Within this group, semiconductor-related companies had the largest gains.

Similarly, large holdings in the pharmaceuticals, media, leisure, and utilities -- areas that suffered last year -- surged during the year, though there were some portfolio holdings in the consumer discretionary sectors that dampened results. Within consumer staples, an underweight position and good stock selection were positive contributors during the year, as good results for tobacco far outweighed earnings disappointments in other areas of the sector.

The largest detractor for the year was in the energy sector where both stock selection and an overweight position hurt relative results. While the Portfolio's holdings in the financial sector kept pace with the overall market during the year, they underperformed the broad financial sector and detracted from results. Generally, names that underperformed came from the insurance, consumer finance and thrifts & mortgage finance industries.

At the end of the year, the Portfolio was overweight health care, information technology and energy, and underweight consumer staples and financials. During the year, we reduced or eliminated a number of holdings that had recently outperformed or in which we had lost conviction, and purchased stocks that we believed had better prospects. In many cases these purchases were of stocks that had lagged since the market upturn.

PORTFOLIO MANAGERS' REPORT        ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

MARKET OUTLOOK: As of the end of 2003, it is noteworthy that small caps have now outperformed large caps for five consecutive years. There are arguments for and against this trend continuing. On the one hand, the current period is similar to the mid-1970s when small cap stocks had a very long stretch of outperformance for a variety of factors, including de-leveraging potential, the possibility of merger and acquisition activity in which small caps are disproportionately the acquired companies, and cyclical recovery potential of earnings. On the other hand, the duration of the cycle, the magnitude of small-cap outperformance, and current valuations relative to large caps argue against this type of small-cap outperformance relative to large caps for much longer.

It is not unusual to see small, high-beta companies outperform as an economic recovery takes shape. We expect a broadening of the market in 2004, however, with high-quality companies coming to the fore. In this environment, we believe our fundamental, research-oriented approach will add value.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO        PORTFOLIO MANAGERS' REPORT

--------------------------------------------------------------------------------

[LINE GRAPH]

                                                               ING CAPITAL GUARDIAN LARGE CAP
                                                                 VALUE PORTFOLIO -- CLASS S               S&P 500 INDEX
                                                               ------------------------------             -------------
2/1/00                                                                     10000                              10000
12/31/00                                                                   10681                               9563
12/31/01                                                                   10294                               8428
12/31/02                                                                    7845                               6565
12/31/03                                                                   10728                               8450

                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                -------------------------------------------------------------------------------
                                                         SINCE INCEPTION OF                  SINCE INCEPTION OF
                                                              CLASS S                             CLASS A
                                1 YEAR                        02/01/00                            09/09/02
                                ------                        --------                            --------
Class S                          36.75%                         1.81%                                  --
Class A                          36.34%                            --                              30.79%
S&P 500 Index                    28.71%                        -4.21%                              17.80%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Capital Guardian Large Cap Value Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                          ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by David I. Fisher, Chairman of the Board, Capital Group International, Inc., with portfolio management responsibilities for Capital Guardian Trust Company, the Sub-Adviser.

MARKET OVERVIEW: After a slow start, global equity markets finished the year with not only every sector group posting double-digit gains, but every industry and country ending the year in the black in U.S. dollar terms. The U.S. dollar weakened substantially against the euro and the Australian dollar and to a lesser extent against the yen and other major currencies. Spot prices for industrial commodities and precious metals surged and crude oil prices moved higher.

The U.S. economy grew much faster than anticipated, productivity increased and an improvement in employment data finally began to materialize. The year started off on an uneven footing with political events overshadowing economic and corporate fundamentals. Emotions ran high among investors as stocks experienced substantial volatility, rising and falling on the ebb and flow of news about Iraq. High crude oil prices and terrorism concerns also helped restrain the U.S. stock market early in 2003. Stocks began to climb in Europe just prior to the end of major fighting in Iraq. An improvement in first-quarter earnings paved the way for a broad-based rally that lasted the rest of the year. The best returns in 2003 came from depressed industries such as technology and from stocks of low-quality companies whose prospects dramatically improved as their balance sheets recovered.

Better global economic growth helped the European economy improve, although domestic demand in much of Europe remained problematic. Positive economic sentiment drove strong returns in a variety of cyclicals, though consumer staples stocks had less positive returns.

The Japanese economy showed signs of firming, based largely on export growth and capital investment following the rebound in corporate profits. The economies of Hong Kong and Singapore also improved as the Pacific region continued to benefit from strong Chinese demand. Japanese bank and insurance stocks performed well, cyclical shares rose smartly, though technology stocks failed to extend gains made earlier in the year.

PERFORMANCE: For the year ended December 31, 2003, the ING Capital Guardian Managed Global Portfolio's (the "Portfolio") Class S Shares returned 36.31%. On a relative basis it outperformed the 34.63% return of the MSCI All Country World Free Index.

PORTFOLIO SPECIFICS: The Portfolio benefited in 2003 from strong stock selection and an overweight in information technology. While many of these companies were challenged in 2002, they benefited from the mild improvement in corporate spending this year and from more positive commentary coming from market leaders. Within this group, semiconductor-related and communications equipment companies had the largest gains. Within consumer staples, an underweight position and good stock selection were positive contributors during the year, as good results for tobacco far outweighed earnings disappointments in other areas of the sector. An overweight and stock selection were also beneficial in consumer discretionary where the Portfolio's media and retail names did well. The biggest detractor for the year was an underweight and stock selection in financials, primarily positions in U.S. consumer finance, Japanese capital markets and real estate, and European insurance and reinsurance companies that were beaten down earlier in the year.

At the end of the year, the Portfolio was overweight information technology, health care and telecomm service and underweight financials and utilities. Looking at the Portfolio from a country perspective, it was underweight the United States, market weight in Japan and overweight in Europe.

MARKET OUTLOOK: We continue to identify and invest in companies that may have been overlooked by the market in last year's equity rally. In other cases, though, we continue to see upside potential in some companies even after strong stock price gains. In 2003, it was often the companies with the weakest balance sheets and most uncertain prospects that had the strongest returns. Our bias toward higher-quality companies held back portfolio returns at times last year, however, we are confident in our belief these companies will be better long-term investments.

We believe that much of the good news for the U.S. economy and corporate earnings is reflected in current stock prices and therefore we find more value in Europe and the Pacific. Our overall outlook is predicated on our belief that high free cash flows, dividend yields and dividend growth are the attributes that will be rewarded over time.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                                                      PORTFOLIO MANAGERS' REPORT

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                ING CAPITAL GUARDIAN MANAGED
                                                                GLOBAL PORTFOLIO -- CLASS S          MSCI AC WORLD FREE INDEX
                                                                ----------------------------         ------------------------
12/31/93                                                                   10000                              10000
12/31/94                                                                    8731                              10503
12/31/95                                                                    9370                              12546
12/31/96                                                                   10524                              14202
12/31/97                                                                   11805                              16332
12/31/98                                                                   15265                              19920
12/31/99                                                                   24927                              25262
12/31/00                                                                   21299                              21741
12/31/01                                                                   18763                              18281
12/31/02                                                                   14977                              14812
12/31/03                                                                   20415                              19942

                                          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                         -----------------------------------------------------------------------
                                                                                             SINCE INCEPTION OF
                                                                                                   CLASS S
                                         1 YEAR           5 YEAR           10 YEAR                09/09/02
                                         ------           ------           -------                --------
Class S                                  36.31%            5.98%            7.39%                      --
Class A                                  36.31%               --               --                  29.55%
MSCI All Country World Free Index        34.63%            0.02%            7.15%                  21.23%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Capital Guardian Managed Global Portfolio against the MSCI AC World Free Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 09/01/02

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                               ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Michael R. Ericksen, Senior Vice President and Portfolio Manager, Capital Guardian Trust Company, the Sub-Adviser.

MARKET OVERVIEW: The year began with small-cap stocks lagging large caps as concerns about the war in Iraq appeared to dash hopes for a stronger economic recovery in the immediate future. During the early months of 2003, equity markets generally moved more on geopolitical developments than on business fundamentals, and higher oil prices only added to the discouraging backdrop. We believe that with the end of major fighting in Iraq, investors were in the mood to take a glass-half-full view of the mixed economic data, and U.S. small-cap stocks had their best quarter since 2001 and continued upward for the remainder of the year. Small caps outperformed large caps, with the Russell 2000 Index beating the S&P 500 by a wide margin for the fifth straight year and investors were rewarded with the highest absolute calendar year return for the Russell 2000 on record.

The most speculative stocks from the lowest market-cap segments had the highest returns in 2003. In addition, there were several new additions to the Russell 2000 during the annual reconstitution of the index that rebounded sharply. Small-cap technology stocks were largely helped by a reversal in investor sentiment in addition to a modest improvement in fundamentals. The year was a tough one for active small-cap managers as high-beta stocks with little or no earnings, very small market capitalizations and low returns on equity drove the performance of the Russell 2000.

PERFORMANCE: For the year ended December 31, 2003, The ING Capital Guardian Small Cap Portfolio's (the "Portfolio") Class S Shares returned 40.36%. On a relative basis, however, it underperformed the 47.25% return of the Russell 2000 Index.

PORTFOLIO SPECIFICS: Following disappointing returns in 2002 for semiconductor equipment stocks, 2003 saw impressive results on an absolute and relative basis from the industry. Companies such as LTX Corp (1.4%), Kulicke & Soffa (1.0%), and Advanced Energy Industries (1.0%) all benefited from the mild improvement in corporate spending this year and from more positive commentary coming from market leaders. It is a combination of the current technology industry recovery, a replacement cycle for the Special Purpose Entity industry, and individual stock selection that underlies the Portfolio's overweighting relative to its benchmark in this sector.

The Portfolio was impacted positively by stock selection in the financial services sector -- specifically in the areas of consumer finance. The low interest rate environment of 2003 allowed the housing and refinance boom to continue and had a positive impact on IndyMac Bancorp. It also benefited auto-loan originator Americredit which is up 106% since the beginning of the year despite a disappointing earnings release earlier in the year. The Portfolio was underweight commercial banks, which we believe over the long term do not have the economies of scale that the larger banks enjoy. Moreover, small banks faced significant net interest margin compression given the very low absolute level of interest rates and the fact that most companies hit a floor on deposit pricing. This underweight accounts for the bulk of the portfolios underweight to the financial services sector, which is the largest sector in the Russell 2000 Index.

The Portfolio's overweight position in consumer discretionary, coupled with stock selection, was the main detractor during the year. An emphasis on radio and cable stocks, specifically Insight Communications (0.7%) and Radio One (1.1%) (within the consumer discretionary sector) was a main detractor from portfolio returns. We believe many of the factors that impacted these stocks towards the end of the year are short term in nature. In radio, the recovery in advertising we had expected has not yet materialized. In cable, competition from satellite services hurt many of these stocks during 2003.

Stock selection within the materials and processing sector also detracted from returns as Scotts Co (1.3%), maker of home and garden fertilizer products, recorded weaker than expected earnings in the first quarter. The cause of the earnings shortfall was inclement weather that impacted consumer demand for gardening products. Nearly 40% of Scotts revenues are recorded during the Spring season, so the poor weather impacted the stock price considerably. Also detracting from returns within the materials sector was Ferro Corp (1.3%), which has been struggling with inconsistent demand growth in North America and soft demand growth in Europe and other key end markets.

The underweight in healthcare stocks and mixed stock selection in biotechnology generally hurt the Portfolio's returns in 2003. We believe biotech has a very bright future in the decade ahead, and that biotech drug discoveries will supplement those of the large established pharmaceutical companies.

                                             PORTFOLIO MANAGERS' REPORT
ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

MARKET OUTLOOK: As of the end of 2003, it is noteworthy that small caps have now outperformed large caps for five consecutive years. There are arguments for and against this trend continuing. On the one hand, the current period is similar to the mid-1970s when small cap stocks had a very long stretch of outperformance for a variety of factors, including de-leveraging potential, the possibility of merger and acquisition activity in which small caps are disproportionately the acquired companies, and cyclical recovery potential of earnings. On the other hand, the duration of the cycle, the magnitude of small-cap outperformance, and current valuations relative to large caps argue against this type of small-cap outperformance relative to large caps for much longer.

It is not unusual to see small, high-beta companies outperform as an economic recovery takes shape. We expect a broadening of the market in 2004, however, with high-quality companies coming to the fore. In this environment, we believe our fundamental, research-oriented approach will add value.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                               ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                  ING CAPITAL GUARDIAN
                                                 SMALL CAP PORTFOLIO --
                                                         CLASS S               RUSSELL 2000 INDEX        S&P SMALL CAP 600 INDEX
                                                 ----------------------        ------------------        -----------------------
1/3/96                                                  10000.00                    10000.00                    10000.00
12/31/96                                                12010.00                    11649.00                    12132.00
12/31/97                                                13250.00                    14254.00                    15236.00
12/31/98                                                16030.00                    13891.00                    15037.00
12/31/99                                                24142.00                    16844.00                    16902.00
12/31/00                                                19797.00                    16335.00                    18897.00
12/31/01                                                19447.00                    16741.00                    20132.00
12/31/02                                                14501.00                    13312.00                    17187.00
12/31/03                                                20354.00                    19603.00                    23853.00

                                                AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED
                                                                 DECEMBER 31, 2003
                                                ---------------------------------------------------
                                                                                 SINCE INCEPTION OF          SINCE INCEPTION OF
                                                                                      CLASS S                     CLASS A
                                                1 YEAR           5 YEAR               01/03/96                    09/09/02
                                                ------           ------               --------                    --------
Class S                                          40.36%          4.89%                  9.29%                          --
Class A                                          40.08%          0.00%                     --                      27.86%
Russell 2000 Index                               47.25%          7.13%                  8.78%(1)                   32.20%(2)
S&P Small Cap 600 Index                          38.79%          9.67%                 11.48%(1)                   26.42%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Capital Guardian Small Cap Portfolio against the Russell 2000 Index and the S&P Small Cap 600 Index. The Indices are unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 01/01/96.

(2) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

                                             PORTFOLIO MANAGERS' REPORT
ING DEVELOPING WORLD PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Kate Munday, Global Head, Emerging Markets Equity Team, Baring International Investment Limited, Sub-Adviser.

MARKET OVERVIEW: During 2003 there were three key themes influencing the markets and the performance of the Portfolio and for two of the themes the portfolio construction has not delivered the expected results.

1) An improvement in investor risk appetite following the conclusion of the Iraq war during March. This has been manifested in the performance of low versus high quality stocks and small versus large countries. The portfolio has been positioned in higher quality stocks and the larger markets of Asia. Neither strategy added value during 2003.

2) A gradual change in growth expectations from pessimism to optimism and from the US as the only driver to a more synchronized global recovery. The portfolio strategy focus, with a bias towards growth recovery has been correct. This has included both domestic and external driven growth. The former has been correctly reflected in the positions in India, Thailand and Brazil. However, in the final portfolio construction the identified country plays for the external driven growth were not the best performers. The cyclical bias in favor of Asia, and specifically Korea and Taiwan has not delivered. Instead the more resource-focused economies, in Latin America and South Africa, as opposed to the manufacturing exporters, have enjoyed better returns.

3) Finally, the growing importance of China as a driver of global growth has become a major theme despite the set back related to SARS during the first quarter of the year. The powerful influence of the Chinese economy has been recognized as part of our strategy. Not least in terms of the loss of competitiveness for Mexico and the resulting underweight position held for much of the year. In addition we have focused on the powerful growth driver that China has provided to Asia and on a stock specific basis elsewhere; for example demand for iron ore from CVRD in Brazil.

PERFORMANCE: For the year ended December 31, 2003, ING Developing World Portfolio's (the "Portfolio") Class S Shares returned 46.62%. Over the same period the Morgan Stanley Emerging Markets Free Index had a total return of 56.28%.

PORTFOLIO SPECIFICS: The review of the last twelve months performance shows that in addition to the themes identified above, there have been sector and stock specific positions that have both added and detracted value. During the year the exposure to the Information Technology sector was increased to coincide with growing confidence about global growth during the third quarter of the year and the Energy exposure has also added value in both Russia and China in particular.

At the stock level performance has been disappointing in a couple of the major markets, Korea and Brazil. Together they account for more than 25% of the benchmark and this has had a detrimental impact during the year. In both markets the portfolio construction has suffered in part from a focus on high quality versus low quality names when the market has favored the latter.

MARKET OUTLOOK: The global environment should be supportive to the Emerging asset class during 2004. The outlook seems set for good U.S. economic growth again in the first half of 2004, supported by a third wave of tax cuts which could boost demand by another $50 billion. Thus, while we know that the U.S. has structural problems, none of these seem likely to have a decisive impact ahead of the election at the end of this year. In the meantime, the U.S. Federal Reserve's meeting minutes for both October and December seemed to indicate that deflation was still viewed as the key risk. It therefore seems reasonable to conclude that a tightening in monetary policy is only going to happen slowly and economic activity could surprise on the upside through 2004.

Elsewhere there could be positive surprise from the consumer in Europe. Unlike the Anglo Saxon countries, the European consumers have been retrenching for the last few years under the threat of higher unemployment, while Japan is experiencing some improvement in confidence within both the corporate and consumer sector.

Asia as a manufacturing as opposed to resource-based economy was not the primary investor focus last year. However, we expect the positive export stimulus from synchronized global growth during 2004 to be better recognized in the year ahead. Furthermore, Asia is enjoying just the beginning of a domestic demand recovery. In part, this is the result of the weakness of the US Dollar, which is putting pressure on Asia to reflate. The Asian Central Banks are already forced buyers of US Dollars, thereby creating huge liquidity in their domestic currencies. We believe that they cannot mop up this liquidity with higher interest rates, because that would cause more hot money to flood into their currencies.

Already China is booming, and despite some murmuring from the Government over real estate speculation, we do not expect any credible attempts to slow it down soon. This is good news for the rest of Asia where the recovery is only just under way. We expect domestic demand to firm in Korea, Taiwan and Malaysia ahead of their elections during 2004. India is also booming on the back of continued foreign direct investment in the technology service sector. In addition, low domestic interest rates are encouraging real consumption instead of saving.

PORTFOLIO MANAGERS' REPORT

                                         ING DEVELOPING WORLD PORTFOLIO
--------------------------------------------------------------------------------

On balance we believe the scene is set for further strong positive returns from the asset class during the first half of the year. However, there could be increased risks during the second half of the year as in the U.S. the implications of the combination of stronger global growth, some inflation, low interest rates and deficit problems lead to the realization that the U.S. Federal Reserve is behind the curve in policy management. Equities including the Emerging asset class could face a more difficult outlook in this environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                                             PORTFOLIO MANAGERS' REPORT
ING DEVELOPING WORLD PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                               ING DEVELOPING WORLD PORTFOLIO
                                                                         -- CLASS S                  MORGAN STANLEY EMF INDEX
                                                               ------------------------------        ------------------------
2/18/98                                                                    10000                              10000
12/31/98                                                                    7370                               7336
12/31/99                                                                   11914                              12207
12/31/00                                                                    7888                               8471
12/31/01                                                                    7474                               8270
12/31/02                                                                    6674                               7773
12/31/03                                                                    9786                              12148

                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                            ----------------------------------------------------------------------
                                                                      SINCE INCEPTION OF       SINCE INCEPTION OF
                                                                            CLASS S                  CLASS A
                                            1 YEAR       5 YEAR            02/18/98                 09/09/02
                                            ------       ------            --------                 --------
Class S                                     46.62%        5.83%             -0.36%                       --
Class A                                     46.25%           --                 --                   31.46%
Morgan Stanley Emerging Markets Free Index  56.28%       10.61%              3.39%(1)                37.84%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Developing World Portfolio against the Morgan Stanley Emerging Markets Free Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 03/01/98.

(2) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                                 ING EAGLE ASSET VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Edmund Cowart, Managing Director and Portfolio Manager, Eagle Asset Management, Inc., the Sub-Adviser.

MARKET OVERVIEW: The U.S. stock market finished the year on a decidedly strong note with all major averages recording double-digit gains. It was during the final months of 2003 that it became abundantly clear to all but the most hardened pessimists that the U.S. economy had, in fact, commenced a strong, sustainable economic recovery. Domestic output -- fueled by tax cuts, low interest rates and a weakening dollar -- increased at the fastest rate in many years as 2003 wound down. Importantly for equity investors, a surge in corporate profits is accompanying this growth.

PERFORMANCE: For the year ended December 31, 2003, ING Eagle Value Equity Portfolio's (the "Portfolio") Class S Shares returned 25.26%, while the S&P 500 Index was up 28.71% and the Russell 1000 Value Index was up 30.03%.

PORTFOLIO SPECIFICS: During 2003, top-performing sectors in the Portfolio were telecommunications, financials and consumer cyclicals.

In telecommunications, BellSouth, SBC Communications and Verizon Communications reported losing hard-wired telephone customers at a lower rate, which allowed the growth in high-speed Internet, wireless, and South America to offset the loss of access lines.

In financials, major banks and brokerage houses moderately outperformed the market during 2003. The solid performance of US Bancorp, Wells Fargo, Lehman Brothers Holdings, JP Morgan Chase and Citigroup was driven by solid earnings growth, improving credit quality and defensive posturing. There was also a reduction of loan-loss pressure that was prevalent during 2002.

In consumer cyclicals, an improving cyclical economy and better revenues drove Federated Department Stores and Gannett shares higher. Honda also continues to take market share in the North American marketplace from domestic manufacturers.

While all major sectors were positive for the year, there were individual stocks held in the Portfolio that had disappointing returns. Shares of some defense manufacturers including Portfolio holding Lockheed Martin, have faded since the end of the conflict in Iraq. We continue to hold the stock, though, because we believe the long-term outlook for defense spending remains solid and we find the stock's current valuation compelling.

TECO had become highly levered to several power-generation plants it is building in the West and was having trouble paying for them before they went online. The company then saw its credit rating downgraded, which took up nearly all the slack that was left in the company's financial position. We believe that the company will remain solvent, but we sold the stock because the risk of any further deterioration in the profit outlook was unacceptably high.

MARKET OUTLOOK: We believe 2003 can be characterized as the year in which confidence began to return to investors, consumers and business. This can be documented in various confidence surveys by government and academic organizations. But the strongest evidence, we believe, is the actual performance of consumer spending, business investment and the stock market. After being battered by an almost unprecedented confluence of bad news and unfortunate events during the three previous years, a sense of normalcy began to return in 2003 with salutary results for both the economy and the stock market. Now, as we enter 2004, fundamentals must take over if the market is to continue to do well. In this connection, we are optimistic. Inflation remains in the 1% to 2% range. Interest rates are at historically low levels and likely would increase modestly, if at all, in 2004. Corporate profits are growing nicely. Finally, the long awaited hand-off from strong consumer spending to business investment appears to be under way, which will underscore the sustainability of the recovery.

We thank you for you support.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                                             PORTFOLIO MANAGERS' REPORT
ING EAGLE ASSET VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                 ING EAGLE ASSET VALUE
                                              EQUITY PORTFOLIO -- CLASS S   RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                              ---------------------------   ------------------------          -------------
1/3/95                                                  10000.00                    10000.00                    10000.00
12/31/95                                                13521.00                    13835.00                    13750.00
12/31/96                                                14958.00                    16829.00                    16947.00
12/31/97                                                19038.00                    22749.00                    22063.00
12/31/98                                                19334.00                    26305.00                    29103.00
12/31/99                                                19433.00                    28238.00                    35254.00
12/31/00                                                21139.00                    30218.00                    32015.00
12/31/01                                                20203.00                    28529.00                    28214.00
12/31/02                                                16757.00                    24100.00                    21978.00
12/31/03                                                20989.00                    31338.00                    28289.00

                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                      ------------------------------------------------------------------------
                                                                  SINCE INCEPTION OF        SINCE INCEPTION OF
                                                                       CLASS S                   CLASS A
                                      1 YEAR        5 YEAR             01/03/95                  09/09/02
                                      ------        ------             --------                  --------
Class S                               25.26%         1.66%               8.59%                        --
Class A                               25.05%            --                  --                    16.20%
Russell 1000 Value Index              30.03%         3.56%              13.53%(1)                 19.08%(2)
S&P 500 Index                         28.71%        -0.57%              12.25%(1)                 17.80%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Eagle Asset Value Equity Portfolio against the Russell 1000 Value and the Index S&P 500 Index. The Indices are unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 01/01/95.

(2) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                              ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Robert L. MacDonald, Senior Vice President and Portfolio Manager, Fidelity Management & Research (FMR), the Sub-Adviser.

MARKET OVERVIEW: For the twelve month period that ended December 31, 2003, the U.S. equity market posted broad double-digit gains, ending a three year streak of negative returns. For the full year, the S&P 500(R) Index advanced roughly 28.71%, while smaller-cap and technology stocks, represented by the Russell 2000(R) Index and the NASDAQ(R) Composite Index, returned approximately 50.77% and 50.01%, respectively. 2003 marked the S&P 500's strongest year since 1997, and it was the best performance for the smaller-cap Russell 2000(R) Index since its inception in the late 1970s. Continuing signs of strength in the U.S. economy, increased corporate profits, diminishing prospects of a protracted war in Iraq, and high levels of fiscal and monetary stimulus all combined to cause investors to seek out more speculative issues.

PERFORMANCE: For the year ended December 31, 2003, ING FMR Diversified Mid Cap Portfolio's (the "Portfolio") Class S Shares returned 33.47% compared to the Russell MidCap Index, which returned 40.06%.

PORTFOLIO SPECIFICS: During this period, the ING FMR Diversified Mid-Cap Portfolio posted positive returns, but trailed its benchmark, the Russell Midcap Index. Security selection in the information technology sector, especially the technology hardware & equipment group, detracted from performance, as did stock selection in health care. The Portfolio benefited from good stock selection in the consumer discretionary and materials sectors, as well as its over weighted position in financials.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                                             PORTFOLIO MANAGERS' REPORT
ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                ING FMR(SM) DIVERSIFIED MID
                                                                  CAP PORTFOLIO -- CLASS S             RUSSELL MIDCAP INDEX
                                                                ---------------------------            --------------------
10/2/00                                                                    10000                              10000
12/31/00                                                                    9913                               9641
12/31/01                                                                    9255                               9099
12/31/02                                                                    7465                               7627
12/31/03                                                                    9964                              10682

                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                             ---------------------------------------------------------------------
                                                                SINCE INCEPTION OF             SINCE INCEPTION OF
                                             1 YEAR              CLASS S 10/02/00               CLASS A 09/09/02
                                             ------              ----------------               ----------------
Class S                                      33.47%                   -0.11%                             --
Class A                                      33.24%                       --                         20.53%
Russell MidCap Index                         40.06%                    2.05%(1)                      26.77%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FMR Diversified Mid Cap Portfolio against the Russell MidCap Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 10/01/00.

(2) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                    ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals, Goldman Sachs Asset Management, L.P., Sub-Adviser.

MARKET OVERVIEW: The first quarter of the year was volatile, as investors dealt with conflicting economic reports and the start of the war in Iraq. Most major corporations remained fiscally restrained in anticipation of the continued low demand environment. In the second, third and fourth quarters, the U.S. equity market rallied sharply due to easing geopolitical concerns, a marked shift in investor sentiment, and an improved economic backdrop. Investors have grown increasingly optimistic about the prospects for a sustained economic recovery. With historically low interest rates, tax cuts, and minimal inflation risk, the environment has steadily improved. During the year, many corporations exceeded analysts' earnings expectations, as the combination of revenue growth and cost cutting resulted in sharp profit gains. As such, stock prices have climbed in anticipation of continued earnings growth as the economy expands and emerges from the downturn. Throughout the year, assets began to flow back into the U.S. equity markets. While the gains were broad based, the largest returns were found in both highly speculative and smaller-cap areas. Investors seem optimistic that an improving economy will further stimulate demand for U.S. products and services.

PERFORMANCE: For the year ended December 31, 2003, ING Goldman Sachs Internet Tollkeeper Portfolio's (the "Portfolio") Class S Shares returned 40.97%. Over the same period, the Nasdaq Composite had a total return of 50.01%, the S&P 500 Index returned 28.71% and the Goldman Sachs Internet Index generated a return of 93.69%.

PORTFOLIO SPECIFICS: Although the Portfolio generated strong absolute returns during the reporting period, it underperformed its benchmark during the period. Technology companies led the market's rally this year. Although we did not own many of the more speculative, aggressive names that suffered the most in the last three years and led the Technology rally this year, the Portfolio's holdings participated in the rally and generated strong absolute results. Our disciplined investment philosophy is to purchase high quality growth companies that we believe have a strong business franchise, free cash flow, recurring revenue, favorable long-term prospects, excellent management, and strong financials. We are long-term investors and believe that the companies we own will ultimately come out on top and outperform over the full market cycle. EMC Corp. (2.9% of the Portfolio), Cisco Systems, Inc. (4.1%) Texas Instruments, Inc. (2.4%), and Qualcomm, Inc. (5.7%) significantly contributed to positive performance. Despite its strong fundamentals, Microsoft Corp. (5.7%) underperformed the market this year and negatively impacted the Portfolio's relative returns. Microsoft is often viewed as a technology safe-haven and in the recent tech market rally many investors shifted out of Microsoft and into more aggressive companies.

Crown Castle International (4.9%) performed very well in 2003 and significantly contributed to positive performance. The company recently reached positive free cash flow and we believe will continue to be so going forward. This dramatically reduced Crown Castle's risk profile. This year, management has also taken steps to improve the balance sheet by calling some of its high yield debt, which helped reduce the firm's interest expense. Despite a difficult start to the year due to economic and geopolitical turmoil and uncertainty, Media companies finished the year in a positive territory. Although national advertising showed earlier signs of increasing strength, recovery of local advertising lagged, as it typically does, and this caused concern for companies exposed to this area. In the latter part of the year the Portfolio's Media companies benefited from several indicators that a full advertising recovery is underway. Portfolio holdings Cablevision Systems Corp. (4.5%), Univision Communications (4.9%), Clear Channel Communications Inc. (4.9%), and Time Warner, Inc. (2.5%) all finished the year in positive territory. On the downside, Westwood One (2.6%) and Citadel Broadcasting (1.3%) underperformed their peers during the year. However, we believe their fundamentals remain strong.

                                             PORTFOLIO MANAGERS' REPORT
ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO
--------------------------------------------------------------------------------

MARKET OUTLOOK: There are a number of factors fueling the U.S. economy. Low interest rates coupled with tax cuts have created an environment that promotes consumer spending. While technology spending has been weak over the past few years, there have been early signs of improvement in demand and reasons to be optimistic that 2004 will show growth. Despite a relatively high level of unemployment, there is hope that companies will begin to increase headcount as they produce several consecutive periods of rising profits. We have already begun to see these gains, as many businesses have enjoyed better-than-expected earnings due to lower cost structures and sustained revenue growth. While some investors are concerned about the rapid pace at which equity prices have risen, our team is focusing solely on the high-quality growth characteristics of the businesses in which we invest. Over the near term, we expect that investors will continue to debate the market's valuation and during this time stock prices may be volatile. Nevertheless, we are confident that our in-depth, fundamental research approach should enable us to invest in those businesses that can produce superior growth over the long term.

The past performance of the Portfolio is no guarantee of its future results.

Internet Tollkeeper(SM) Portfolio is a service mark of Goldman, Sachs & Co.

The Portfolio is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Portfolio may lack sufficient market liquidity to enable the Portfolio to sell the securities at an advantageous time or without a substantial drop in price.

The Portfolio invests in "Internet Tollkeeper" companies, and its net asset value may fluctuate substantially over time. Because the Portfolio concentrates its investments in Internet Tollkeeper companies, the Portfolio's performance may be substantially different from the returns of the broader stock market and of "pure" Internet portfolios. Past performance is not an indication of future returns and, depending on the timing of your investment, you may lose money even if the Portfolio's past returns have been positive.

Holdings and allocations are subject to change in the future. Portfolio holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Portfolio's participation in the Initial Public Offering (IPO) market during its initial start-up phase may have a magnified impact on the Portfolio's performance because of its relatively small asset base at start-up. As the Portfolio's assets grow, it is probable that the effect of the Portfolio's investment in IPOs on its total returns will not be as significant.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Portfolio may be unable to sell certain of its Portfolio securities without a substantial drop in price, if at all.

PORTFOLIO MANAGERS' REPORT

                    ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                        ING GOLDMAN SACHS
                                            INTERNET
                                         TOLLKEEPER(SM)                                 NASDAQ COMPOSITE
                                     PORTFOLIO -- CLASS S(A)     S&P 500 INDEX(B)           INDEX(C)         GS INTERNET INDEX(D)
                                     -----------------------     ----------------       ----------------     --------------------
5/1/01                                      10000.00                 10000.00               10000.00               10000.00
12/31/01                                     7690.00                  9275.00                9237.00                7466.00
12/31/02                                     4760.00                  7225.00                6351.00                5314.00
12/31/03                                     6710.00(a)               9300.00(b)             9572.00(c)            10293.00(d)

                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                             ---------------------------------------------------------------------
                                                                SINCE INCEPTION OF             SINCE INCEPTION OF
                                                                      CLASS S                        CLASS A
                                             1 YEAR                  05/01/01                       09/09/02
                                             ------                  --------                       --------
Class S                                      40.97%                   -13.89%                            --
Class A                                      40.76%                        --                        35.05%
S&P 500 Index                                28.71%                    -2.69%                        17.80%(1)
GS Internet Index                            93.69%                     1.09%                        79.56%(1)
Nasdaq Composite Index                       50.77%                    -1.60%                        37.72%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Goldman Sachs Internet Tollkeeper(sm) Portfolio against the S&P 500 Index, the Nasdaq Composite Index and the Goldman Sachs Internet Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

                                             PORTFOLIO MANAGERS' REPORT
ING HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: John Payne, Investment Manager, Baring International Investment Limited, the Sub-Adviser.

MARKET OVERVIEW: While the Natural Resource sector provided strong absolute returns in 2003, market conditions were not constant throughout the year, with much of the outperformance occurring in the third and fourth quarters.

The first quarter was characterized by weak markets as investors focused on poor macroeconomic data and concerns over events in Iraq. Despite strength in the gold price, precious metals equities fell sharply. Elsewhere a high oil price provided support to the Energy sector.

Confidence improved during the second quarter leading to a rebound in global equity markets and in turn strong performance from the Natural Resource sector. A stubbornly high oil price surprised investors, in turn leading to strong performance from many Energy companies. A weakening US Dollar also drove the Gold price higher. This was a trend that persisted for the remainder of the year.

The second half of 2003 was characterized by rapidly rising Base Metal and Precious Metal prices as global macroeconomic data continued to improve, the US Dollar weakened, and Chinese demand remained robust. As a consequence, the Global Mining sector was a significant outperformer, although Gold equities also performed well.

PERFORMANCE: For the year ended December 31, 2003, ING Hard Assets Portfolio's (the "Portfolio") Class S Shares returned 52.22%, outperforming the S&P 500 Index which returned 28.71%, and the Goldman Sachs Natural Resource index which returned 34.40%.

PORTFOLIO SPECIFICS: The key strategy themes we have identified this year have been our positive view on Base Metals, Gold and Oil. Those positions have been funded from the Chemical and Forest Product sectors. Both the sector calls and stock selection have been sources of added value.

We took a counter-consensus view on the oil price as military conflict in Iraq began in earnest. While we have remained ardent believers in a "stronger-for-longer" oil price, we also disagreed with a market that was convinced that a successful military campaign would lead to the rapid return of Iraqi crude exports, and in turn an oil price falling below US$20/barrel. As a consequence, we moved to an overweight exposure to the Energy sector early in the second quarter. Rather than increasing holdings in the major superintegrated companies, funds were rotated into the dominant Emerging Market producers that typically demonstrate higher production growth, lower operating costs and higher leverage to oil prices. These changes were particularly beneficial, with Petrochina, Yukos, Lukoil and Gazprom all rising by more than 40% during the quarter.

At the same time, we also began to increase the overweight exposure to the Gold sector. While the negative impact of rising local currencies (in particular the Australian Dollar and South African Rand) on the operating margins of the dominant producers dominated sentiment initially, we had strong conviction that the US Dollar would continue to decline, in turn driving up the price of both Gold and Gold equities. This indeed proved to be the case.

Positive global macroeconomic news, rising bond yields, a falling US Dollar and confirmation of incredibly strong Chinese demand for Base Metals and Bulk Commodities, proved to be the catalyst for very strong performance from the Global Mining sector from the end of June until the end of the year.

We focused investment on gaining exposure to individual Base Metals where the fundamentals were particularly appealing -- especially Nickel and Alumina. The significant overweight exposure to and stock selection within the Base Metal and Steel sector added considerable value during the third and fourth quarters.

The Portfolio retained an underweight exposure to the Chemical and Forest Product sectors throughout 2003. This also added value. Both sectors, while usually prime beneficiaries of an economic recovery, still suffer from overcapacity and struggled to maintain pricing power.

While asset allocation added significant value during the year, positive stock selection was the main contributor towards the overall outperformance of the Portfolio. The dominant theme behind this was the focus on Emerging Market commodity producers. While the Emerging Market asset class itself was a very strong performer in 2003 anyway, the commodity producers typically have stronger fundamentals than their developed market peers, such as longer reserve lives, superior production growth, lower cost bases, and higher cash flows. For example, Norilsk Nickel has remained one of the largest holdings in the Portfolio in 2003 and its share price increased by 232% over the year.

PORTFOLIO MANAGERS' REPORT

                                              ING HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

MARKET OUTLOOK: We expect the dominant themes of strong global macroeconomic data, an ongoing rise in Chinese demand, and a weaker US Dollar to persist during at least the first quarter of 2004. This should lead to still higher commodity prices, and directly benefit the Base Metal and Precious Metal sectors, where the Portfolio is overweight. While both sectors have appreciated strongly during the latter part of 2003, and the companies now appear less attractively valued, we expect these drivers to remain in place and lead to further gains. It is still very hard to make a really compelling long-term case for either the Chemicals or Forest Product sectors. Nevertheless, we expect that both sectors should benefit from confirmation that the global economy is recovering. As such it is likely we will reduce our underweight exposures to both sectors, especially given their current valuation relative to other Natural Resource sub-sectors. We continue to believe that OPEC will maintain the discipline shown in the last three years and ensure that the oil price remains towards the upper end of its U.S. $22-28/barrel price band. Although consensus oil price forecasts for 2004 are currently much nearer to our more bullish view than in previous years, most observers expect the oil price to decline significantly again in 2005. We do not. We expect the Energy sector to improve its relative performance as 2004 progresses. In anticipation of this, it is likely that we will slowly reduce our existing underweight exposure to the Energy sector during the first half of 2004.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                                             PORTFOLIO MANAGERS' REPORT
ING HARD ASSETS PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                ING HARD ASSETS PORTFOLIO
                                                       -- CLASS S                 S&P 500 INDEX            RUSSELL 2000 INDEX
                                                -------------------------         -------------            ------------------
12/31/93                                                  10000                       10000                       10000
12/31/94                                                  10253                       10133                        9818
12/31/95                                                  11349                       13933                       12610
12/31/96                                                  15122                       17172                       14690
12/31/97                                                  16054                       22903                       17975
12/31/98                                                  11305                       29489                       17517
12/31/99                                                  13946                       35722                       21241
12/31/00                                                  13286                       32440                       20599
12/31/01                                                  11676                       28588                       21111
12/31/02                                                  11769                       22270                       16787
12/31/03                                                  17915                       28664                       24719

                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                               -------------------------------------------------------------------------------
                                                                    SINCE INCEPTION OF      SINCE INCEPTION OF
                                                                         CLASS A                 CLASS I
                               1 YEAR      5 YEAR      10 YEAR           09/09/02              05/19/03(4)
                               ------      ------      -------           --------              -----------
Class S                        52.22%       9.64%       6.00%                 --                      --
Class A                        52.12%          --          --             36.82%                      --
Class I                            --          --          --                 --                  37.19%
S&P 500 Index                  28.71%      -0.57%      11.10%             17.80%(1)               16.61%(2)
Russell 2000 Index             47.25%       7.13%       9.47%             32.20%(1)               27.18%(2)
Goldman Sachs Natural
  Resources Index              31.49%       5.48%      N/A(3)             22.08%(1)               21.86%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Hard Assets Portfolio against the Russell 2000 Index, S&P 500 Index and the Goldman Sachs Natural Resources Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 09/01/02.

(2) Since inception performance of the index is shown from 06/01/03.

(3) The Index commenced August, 1996.

(4) Total returns for periods of less than one year are not annualized.

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                                            ING INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT TEAM: Managed by Philip Schwartz, CFA and Richard Saler, Senior Vice Presidents, ING Investments, LLC.

MARKET OVERVIEW: The dramatic change towards positive market sentiment was the defining trend of the fiscal year ending December 31, 2003. In dollar terms, the MSCI EAFE Index rose 39.17%, where Japan climbed 38.5% and Asia ex-Japan rose an impressive 45.7%. Even Europe, with its well-known weaker points, managed an impressive increase of 38.5%. What changed was investor willingness to accept risk, followed by the arrival of stronger economic news. The rally started when feared scenarios in Iraq didn't materialize, and was led by smaller cap stocks and shares of riskier companies through the year. Each sign of emerging economic improvement reinforced positive sentiment. Asian markets staged a remarkable comeback as the SARS story subsided, and focus shifted to China's economic strength. China's rising influence on world markets became a dominant theme this year, as so many industries are making investments aimed at participating in China's growth.

European GDP growth hovers below 1%, but there are positive signs. German IFO business surveys are up 8 months in a row, and the awaited personal tax cuts were brought forward to 2003. UK consumers remain positive and the housing boom continues, but the Bank of England shifted to a tighter monetary policy in the year. Also, Europe's large budget deficits and how these are reconciled with the rules of a single currency is a fundamental concern in the Euro zone.

Japan emerged from recession showing GDP growth averaging 2% in 2003. Japan's firmer economy is driven primarily by exports, and especially in those connected to China's capital spending growth. Prime Minister Koizumi won a second term, which may point to more banking sector reform despite low expectations in that regard. Asian currencies gained political attention in the US. The rising belief is that countries such as Japan, China and others aim to keep their currencies artificially low against the dollar in order to maintain an export advantage. Since the cost to such policies is the loss of US manufacturing jobs, policy makers are attempting to force the issue with our trading partners. It is likely Asian currencies will continue rising versus the dollar, and are an important investment consideration. Against the Euro, however, the dollar appears to be near fair value.

PERFORMANCE: For the year ended December 31, 2003, the ING International Portfolio's (the "Portfolio") Class S Shares returned 29.17%, compared to the MSCI EAFE Index, which, as noted, rose by 39.17%.

PORTFOLIO SPECIFICS: The portfolio was positioned during the first half of the year to benefit from an improving economy. As economic activity firmed in the latter half, share prices responded favorably. Several stocks that enjoyed strong gains were sold while lagging and attractively priced stocks were added. Resulting weightings increased in defensive sectors, such as utilities, due to favorably attractive relative value. Performance lagged EAFE primarily due to stock selection. Financially challenged companies and smaller stocks outperformed by a wide margin. The portfolio generally consisted of financially strong companies. While these stocks performed well in absolute terms, they lagged the gains from what we view as lower quality names. Underweights in financials and information technology also hurt performance. Cash positions hurt performance as well when compared to the fully invested EAFE Index. Performance was positively affected by underweights in defensive sectors for most of the year.

Individually, Australian insurer QBE made the biggest positive contribution, benefiting from strong pricing and cost controls. Other strong performers included generic drug maker Teva Pharmaceutical, and Japanese semiconductor equipment maker Tokyo Electron. Hurting performance was Sony, following a surprise earnings shortfall. Other negative performers were Japanese food retailer Ito-Yokado and UK publisher Pearson.

                                             PORTFOLIO MANAGERS' REPORT
ING INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

MARKET OUTLOOK: Global economic activity continues to improve. Third quarter GDP was over 8% in the US. China has become the second locomotive of the world economy with growth of 9%. Interest rates remain low although some central banks began tightening policy. The investment environment looks favorable. Perhaps the greatest risk is excessive optimism. Stock prices are also now significantly more expensive. Chinese authorities are trying to induce a soft landing while the US will have less economic stimulus this year. Therefore, we see potential for a global growth disappointment later in 2004. Terrorism remains a risk, although recent positive news out of Libya and Iraq should remind investors that geopolitical events can also surprise in a positive way. Regionally, European indicators are more positive but the strong Euro is a headwind. China and the US are the main sources of demand in Japan's export-led recovery, but consumer spending in Japan remains weak. Japanese growth is fairly dependent on continued strength abroad. The managers continue to see opportunities in emerging markets, especially given some of the important changes witnessed in many emerging economies. The Portfolio remains well diversified. While valuation is relatively attractive in defensive areas, we continue to see opportunities in capital goods as well as emerging markets.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                                            ING INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                               ING INTERNATIONAL PORTFOLIO --
                                                                          CLASS S                        MSCI EAFE INDEX
                                                               ------------------------------            ---------------
12/17/01                                                                  10000.00                           10000.00
12/31/01                                                                  10036.00                           10000.00
12/31/02                                                                   8415.00                            8434.00
12/31/03                                                                  10870.00                           11798.00

                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                 ------------------------------------------------------------------------------
                                                         SINCE INCEPTION OF                  SINCE INCEPTION OF
                                                              CLASS S                             CLASS A
                                 1 YEAR                       12/17/01                            09/09/02
                                 ------                       --------                            --------
Class S                          29.17%                        4.18%                                   --
Class A                          29.07%                           --                               19.55%
MSCI EAFE Index                  39.17%                        8.34%                               23.36%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Portfolio against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 01/01/02.

(2) Since inception performance of the index is shown from 09/01/03.

                See accompanying index descriptions on page 90.

                                             PORTFOLIO MANAGERS' REPORT
ING JANUS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: David C. Corkins, Vice President and Portfolio Manager, Janus Capital Management LLC, the Sub-Adviser.

MARKET OVERVIEW: For the first time since 1999, the major U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 28.27% and the broad-based Standard & Poor's 500 Index climbed 28.71%. Not to be outdone, the technology-dominated Nasdaq Composite Index surged 50.01% for the period. Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

PERFORMANCE: For the year ended December 31, 2003, the ING Janus Growth and Income Portfolio's (the "Portfolio") Class S Shares returned 22.53%, while its benchmark, the S&P 500 Index, advanced 28.71%.

PORTFOLIO SPECIFICS: The Portfolio is managed for shareholders who want long-term exposure to the stock market yet some potential downside protection in difficult times. Common growth stocks usually represent 80-90% of the Portfolio's holdings, while fixed-income and convertible securities represent between 10-20%. When the market is strong, the growth stocks should potentially drive performance, and during periods of weakness, the more income-oriented investments are designed to lend support.

The portfolio managers tend to gravitate toward larger, established companies they believe have sustainable competitive advantages. Because of their stability and solid growth prospects, these often end up to be core, long-term holdings like Citigroup. There are also a smaller amount of investments in companies undergoing significant change or encountering what we believe are short-term dislocations such as Tyco International. Meanwhile, holdings in fixed income and convertibles are based on company fundamentals rather than interest rate bets. The portfolio managers consider the appropriate risk/reward tradeoff in evaluating the free cash flow and return on invested capital for all of our investments.

Some stocks experienced setbacks during the period. Among the most significant were Stanley Works, which manufactures tools and doors, and defense contractor General Dynamics. SBC Communications, a diversified telecommunications company, also weighed on results. Our list of top five detractors was rounded out by the world's largest discount broker Charles Schwab and Automatic Data Processing, better known as ADP, a payroll services provider.

The best performer during the period was global financial services powerhouse and longtime holding Citigroup. Tyco International, the Bermuda-based holding company with a range of businesses including electronic security services, fiber-optic networks and medical products, also helped boost the Portfolio's returns as did cable operator Comcast Corp. From the technology arena, analog- and mixed-signal circuit maker Maxim Integrated Products, whose chips power everything from cell phones to personal computers to medical equipment, moved ahead along with networking giant Cisco Systems.

PORTFOLIO MANAGERS' REPORT

                                  ING JANUS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

The portfolio managers adhere to a bottom-up process of selecting stocks, meaning that they invest in what they believe are outstanding companies without regard to the sectors in which they fall. During the reporting period, however sector weightings negatively impacted on performance. The Portfolio's position in telecommunications services detracted from results on an absolute basis, while our underweighting versus the benchmark aided relative performance. The utilities group was the second-weakest performing sector, yet it actually contributed on an absolute basis. Meanwhile, investments from the financial and information technology groups contributed solidly to results. Although the weighting in the latter sector was closely aligned with that of its benchmark, the Portfolio's individual technology stocks fell short, which ultimately detracted from relative performance.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                                             PORTFOLIO MANAGERS' REPORT
ING JANUS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                ING JANUS GROWTH AND INCOME
                                                                    PORTFOLIO -- CLASS S                  S&P 500 INDEX
                                                                ---------------------------               -------------
10/2/00                                                                    10000                              10000
12/31/00                                                                    9979                               9216
12/31/01                                                                    9031                               8121
12/31/02                                                                    7278                               6327
12/31/03                                                                    8918                               8143

                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                -------------------------------------------------------------------------------
                                                         SINCE INCEPTION OF                  SINCE INCEPTION OF
                                                              CLASS S                             CLASS A
                                1 YEAR                        10/02/00                            09/09/02
                                ------                   ------------------                  ------------------
Class S                          22.53%                        -3.46%                                  --
Class A                          22.30%                            --                              15.14%
S&P 500 Index                    28.71%                        -6.13%(1)                           17.80%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Janus Growth and Income Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 10/01/00.

(2) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                                     ING JANUS SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: David Decker, Vice President and Portfolio Manager, Janus Capital Management LLC, Sub-Adviser.

MARKET OVERVIEW: For the first time since 1999, the major U.S. stock market indices ended the fiscal year with gains. The Dow Jones Industrial Average added 28.27%, and the broad-based Standard & Poor's 500 Index climbed 28.71%. Not to be outdone, the technology-dominated Nasdaq Composite Index surged 50.01% for the period. Meanwhile, Treasury yields fluctuated with the daily headline news and fortunes of the stock market.

The period began with a brief rally that was quickly overcome by worries of a looming conflict with Iraq. Rising unemployment, a persistent lack of new jobs and soaring oil prices also were causes for concern. After hitting a trough in the months leading up to the war, however, both the market and consumer confidence bounced back sharply by the time the hostilities began in mid-March. Later, signs that the manufacturing sector was emerging from a two-year slump and a tax-cut-driven increase in consumer spending also helped to lift investors' spirits. But the health of the economy still was in doubt as job losses mounted. The Federal Reserve acknowledged the mixed picture, cutting its benchmark federal funds rate to a 45-year low of 1% in an attempt to spur corporate investment and hiring. As the fiscal year came to a close, however, stocks added to their gains. Feelings of cautious optimism, fueled by an acceleration of quarterly earnings and better-than-expected economic growth, prevailed despite questions about whether the positive momentum could be sustained.

PERFORMANCE: For the year ended December 31, 2003, the ING Janus Special Equity Portfolio's (the "Portfolio") Class S Shares returned 50.40%, while its benchmark, the S&P 500 Index, gained 28.71%.

PORTFOLIO SPECIFICS: The portfolio managers look to invest in companies that they believe are undervalued relative to the company's intrinsic value and to take advantage of the dislocation between intrinsic value and market value.

During the reporting period the Portfolio's best performer was online brokerage E*Trade Group, which has been lowering its cost structure while expanding its customer base. Also helping boost returns was leading business software provider Computer Associates, a developer of back-office software for businesses. Other leading gainers included Indian conglomerate Reliance Industries, computer microprocessor manufacturer Advanced Micro Devices, and Lear, the world's largest supplier of seating and interiors to the automotive industry.

The biggest detractor from performance was Six Flags, an operator of theme parks in the U.S., Canada, Europe and Mexico, followed by radio and television broadcaster Westwood One. Also weighing on results was electric utility company Korea Electric Power, defense and aerospace concern Alliant Techsystems and entertainment giant Viacom, which counts CBS television, the Infinity radio chain and movie-maker Paramount Picture among its vast holdings.

As the portfolio managers' investment choices span the capitalization spectrum from large multinational companies to small niche concerns, the bulk of their energies are focused on comprehensively researching individual stocks, not contemplating sector trends. Nonetheless, some areas of the market performed better than others during the period, which is apparent in the Portfolio's absolute performance. For example, collective holdings in the consumer discretionary sector, an area in which the Portfolio held a considerably larger weighting than the index, and the information technology sector, contributed the most to the Portfolio's performance. Although no one sector detracted from the Portfolio's overall results, the healthcare and utilities groups provided only a slight lift to performance and were the Portfolio's weakest performing sectors. It's noteworthy that only a small portion of the Portfolio's assets were invested in these two areas.

                                             PORTFOLIO MANAGERS' REPORT
ING JANUS SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

MARKET OUTLOOK: Looking ahead, the portfolio managers will continue to focus on what they believe are underappreciated companies whose intrinsic value has been obscured by market misperceptions and pricing discrepancies. We will set our sights on stocks we believe offer low probability of downside versus high probability of return.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                                     ING JANUS SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                  ING JANUS SPECIAL EQUITY
                                                                    PORTFOLIO -- CLASS S                  S&P 500 INDEX
                                                                  ------------------------                -------------
10/2/00                                                                    10000                              10000
12/31/00                                                                    8920                               9216
12/31/01                                                                    8472                               8121
12/31/02                                                                    6274                               6327
12/31/03                                                                    9436                               8143

                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                 ------------------------------------------------------------------------------
                                                         SINCE INCEPTION OF                  SINCE INCEPTION OF
                                                              CLASS S                             CLASS A
                                 1 YEAR                       10/02/00                            09/09/02
                                 ------                       --------                            --------
Class S                          50.40%                        -1.77%                                  --
Class A                          50.24%                            --                              33.68%
S&P 500 Index                    28.71%                        -6.13%(1)                           17.80%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Janus Special Equity Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 10/01/00.

(2) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

                                             PORTFOLIO MANAGERS' REPORT
ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Mark G. DeFranco and Brian M. Gillott, Senior Vice Presidents and Portfolio Managers, Jennison Associates LLC, Sub-Adviser.

MARKET OVERVIEW: The beginning of the year was rough for bottom-up stock pickers. With geopolitics driving the overall markets, the Portfolio's mid-cap stocks lagged behind as the index-oriented large cap growth stocks led the rebound. Since the market bottom in March, however, mid-cap stocks played catch-up, eliminating the differential between the portfolio and the S&P 500, and then outperforming. In a number of cases, the fundamentals that attracted the portfolio managers to the stocks through research played out, and the market rewarded them.

PERFORMANCE: For the year ended December 31, 2003, ING Jennison Equity Opportunities Portfolio's (the "Portfolio") Class S Shares returned 31.11%, compared to a return of 28.71% for the S&P 500 Index.

PORTFOLIO SPECIFICS: The Portfolio's best performance came from the cumulative effect of stock picks in the following sectors: Information Technology, Financials, and Consumer Discretionary. Two of the Portfolio's best performers were from the pharmaceutical (Sepracor) and media (Echostar) industries. Sepracor continues to be revalued higher as acceptance of its new sleep disorder drug, Estorra, increases, and the market assigns value to the rest of the company's drug pipeline. The Portfolio first bought Sepracor at very attractive prices (when no value was being given to the pipeline), and have exited the position into this strength as the risk/reward narrowed. Echostar Communications performed well following the successful termination of its proposed acquisition of Hughes Electronics and the surprise repurchase of over 10% of its outstanding shares from Vivendi Universal. We have sold the position in Echostar. We also built positions during the bear market of 2002 in many companies whose earnings are sensitive to the capital markets, such as the brokers. One of them, Merrill Lynch, was another top performer for the Portfolio, as its shares rebounded, benefiting from the strong markets, and progress in its multi-year cost cutting and restructuring programs.

On the negative side, Baxter International, a diversified medical device and supply company, fell on the announcement of lowered sales and earning targets. Prices for Baxter's plasma protein product had fallen, and the Portfolio exited its position. Cambrex, a specialty chemical company focused on the life-sciences area, also performed poorly, reporting quarterly earnings that were less than analysts' expectations. This business has been somewhat lumpier than expected, and the Portfolio has lowered its position accordingly. Late in 2002, slow wage growth and rising energy costs were part of the uncertain macroeconomic backdrop that culminated in a generally weaker than hoped for 2002 holiday retail season. Consequently, Circuit City, the electronics retailer, hurt performance early in 2003, and the Portfolio eliminated its position.

We are encouraged by our recent successes, and by what appears to be the beginning of a fundamentally driven "stock-picker's market". We continue to build the portfolio bottom-up, one stock at a time, with names where we can identify a catalyst that we believe will effectively realize the stock's full market value.

PORTFOLIO MANAGERS' REPORT

                            ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

MARKET OUTLOOK: At the inception of 2004, most economies throughout the world appear to be on the upswing. The rapid acceleration of China's economy has carried the global manufacturing sector out of its doldrums, as evidenced by the recent surge of commodity prices and transportation costs, as well as the basic material stocks. The surprise of 2004 could be the rekindling of inflationary expectations as the Fed's accommodative monetary policy of the last few years works its way into the economy. Lately, we have been taking profits in many of the ideas that have worked extremely well for the Portfolio and we have redeployed the proceeds in various opportunities including health care services, energy and the re-establishment of positions in certain media stocks. Despite recent market gains, we are still finding new ideas that meet our stringent risk/reward criteria. Many of these stock ideas are driven by company-specific catalysts, in our opinion, and have been generally overlooked in the recent market rally.

THE VIEWS EXPRESSED HEREIN ARE THOSE OF JENNISON INVESTMENT PROFESSIONALS AT THE TIME THE COMMENTS WERE MADE AND MAY NOT BE REFLECTIVE OF THEIR CURRENT OPINIONS AND ARE SUBJECT TO CHANGE WITHOUT NOTICE. NEITHER THE INFORMATION CONTAINED HEREIN NOR ANY OPINION EXPRESSED SHALL BE CONSTRUED TO CONSTITUTE AN OFFER TO SELL OR A SOLICITATION TO BUY ANY SECURITIES MENTIONED HEREIN. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                                             PORTFOLIO MANAGERS' REPORT
ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                  ING JENNISON EQUITY OPPS
                                                                    PORTFOLIO -- CLASS S                  S&P 500 INDEX
                                                                  ------------------------                -------------
12/31/93                                                                   10000                              10000
12/31/94                                                                    9841                              10133
12/31/95                                                                   12809                              13933
12/31/96                                                                   15404                              17127
12/31/97                                                                   19864                              22903
12/31/98                                                                   22382                              29489
12/31/99                                                                   27897                              35722
12/31/00                                                                   23651                              32440
12/31/01                                                                   20581                              28588
12/31/02                                                                   14560                              22270
12/31/03                                                                   19090                              28664

                                AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                          ---------------------------------------------------------------------------------
                                                                                         SINCE INCEPTION OF
                          1 YEAR               5 YEAR               10 YEAR               CLASS A 09/09/02
                          ------               ------               -------               ----------------
Class S                    31.11%               -3.13%               6.68%                         --
Class A                    30.93%                   --                  --                     21.64%
S&P 500 Index              28.71%               -0.57%              11.10%                     17.80%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Jennison Equity Opportunities Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                                ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Juliet Ellis, Managing Director and Senior Portfolio Manager, and Hal Clark, Vice President and Portfolio Manager, J.P. Morgan Investment Management Inc., Sub-Adviser.

MARKET OVERVIEW: The market declined throughout most of the first quarter of 2003 due to geo-political and economic uncertainty. By mid-March, the market began a rally that would continue until the end of the year. The rally began as coalition forces prepared to take military action in Iraq. Low quality, non-earning, micro-cap stocks led the rally through most of the year. By the fourth quarter, better-than-expected corporate profits, low interest rates, and positive economic data, including evidence of manufacturing growth, business spending, and job creation, all helped to sustain the rally. In addition, continued success in Iraq, perhaps most significantly evidenced by the capture of Saddam Hussein in December, helped remove much of the geo-political uncertainty in the market.

In this market environment, the Portfolio delivered strong absolute performance in 2003. Given the strong rally in 2003 by low quality, non-earning, micro-cap stocks, however, the portfolio's bias toward owning high quality, profitable, relatively larger small cap companies negatively impacted portfolio performance relative to the S&P Small Cap 600 Index.

PERFORMANCE: For the year ended December 31, 2003, ING JPMorgan Small Cap Equity Portfolio's (the "Portfolio") Class S Shares returned 34.22%. Over the same period, the S&P Small Cap 600 Index had a total return of 38.79%.

PORTFOLIO SPECIFICS: Stock selection in the Health Services & Systems and Pharmaceuticals sectors most positively impacted relative performance during the year. In the Health Services & Systems sector, our holdings gained 61% during the year, outperforming the sector, which rose 34%. Several key holdings drove this outperformance, including managed care provider, Coventry Health Care, medical device manufacturer, Inamed Corp, and contact lens maker, Cooper Companies. Coventry Health Care has benefited from strong membership growth, commercial rate increases, and operating margin expansion. Inamed has delivered strong results, driven by successful product cycles in its breast implant, obesity intervention, and facial implant businesses. We have sold Inamed due to valuation. Cooper Companies has beaten consensus expectations, as the company's new specialty contact lens products have gained momentum and its value-added monthly disposable contact lens products have taken market share from commodity two-week disposable lenses.

In the Pharmaceutical sector, Scios, a biotechnology company that makes drugs to treat cardiovascular diseases and chronic pain, significantly contributed to our sector outperformance. In addition to delivering strong fundamental performance driven by sales of its cardiovascular drug, Natrecor, Scios' stock rallied in February when Johnson & Johnson agreed to acquire Scios for a premium of about 29%.

Given the strong rally in the market, our cash position most negatively impacted relative performance in 2003. In addition, stock selection in the Industrial Cyclical and Basic Materials sectors detracted from relative performance during the year. In the Industrial Cyclical sector, our holdings delivered 24% absolute performance during 2003 but trailed the sector, which gained 34%. In the sector, cyclical industrial stocks led the rally. Our less cyclical holdings, such as Alliant Techsystems, a maker of munitions, ordinance, smart weapon systems, propulsion systems, and launch vehicles, Waste Connections, a provider of waste collection and landfill services, and EMCOR Group, a provider of mechanical and electrical construction and facilities services, led the underperformance of the sector.

Alliant Techsystems declined 7% during 2003, largely due to concerns regarding sales in its Space Shuttle launch vehicle business. We believe the company will benefit from the long-term defense spending cycle and continue to hold the stock. Waste Connections declined 2% during the year, due to lower volume growth driven by weaker commercial construction. Waste Connections is a steady growth, market share leader in rural areas, and we continue to own the stock. EMCOR Group's stock suffered from margin contraction in its mechanical business driven by weak economic conditions in the Midwest and a late start of hot summer weather. We sold the stock due to deteriorating fundamentals.

In the Basic Materials sector, our underweight of the metals and mining industry negatively impacted relative performance, as that industry rallied due to rising commodity prices and the weak dollar. In addition, while our holdings in the specialty chemical industry, such as fertilizer maker, Scotts Company, pvc pipe maker, Georgia Gulf Corp, plastic sheet manufacturer, Spartech Corp, and specialty chemical maker, Albemarle Corp, delivered positive returns, they underperformed their sector peers. Cambrex Corp, a manufacturer of specialty chemicals used to make pharmaceuticals, was the largest detractor in the sector. Cambrex declined 16% during the year, as the company reduced its profit forecast in early April due to lower sales and a price-fixing lawsuit expense. We sold the stock in the second quarter due to deteriorating fundamentals.

                                             PORTFOLIO MANAGERS' REPORT
ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

MARKET OUTLOOK: As we enter 2004, there is a hint of a 'Goldilocks' economy (not too hot, not too cold, but just right), with a healthy combination of strong earnings growth and low inflation. Furthermore, election years have historically seen substantial rises in equity prices, with small company stocks outperforming. In this case, we believe 2003's enormous fiscal and monetary stimulus has primed the economy. There is a risk that dollar weakness could cause the Fed to raise rates sooner than it would wish. Overall, however, we anticipate a good year for stocks, with high quality companies that can generate real earnings growth driving the market.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                                ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                               ING JP MORGAN SMALL CAP EQUITY
                                                                  PORTFOLIO -- CLASS S(1)           S&P SMALL CAP 600 INDEX(2)
                                                               ------------------------------       --------------------------
5/1/02                                                                    10000.00                           10000.00
12/31/02                                                                   7920.00                            7762.00
12/31/03                                                                  10630.00                           10772.00

                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                 ------------------------------------------------------------------------------
                                                         SINCE INCEPTION OF                  SINCE INCEPTION OF
                                                              CLASS S                             CLASS A
                                 1 YEAR                       05/01/02                            09/09/02
                                 ------                       --------                            --------
Class S                          34.22%                        3.73%                                   --
Class A                          33.84%                           --                               21.31%
S&P SmallCap 600 Index           38.79%                        4.56%                              26.42%*

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JP Morgan Small Cap Equity Portfolio against the S&P SmallCap 600 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

* Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

                                             PORTFOLIO MANAGERS' REPORT
ING JULIUS BAER FOREIGN PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals at Julius Baer Investment Management Inc., Sub-Adviser since September 2, 2003. Previously managed by J.P. Morgan Asset Management (USA) Inc.

MARKET OVERVIEW: The equity markets experienced a sudden and strong rotation at mid year. Stocks and sectors that were down the most went up the most; companies with weak balance sheets benefited immensely from the sharp drop in bond yields. Some of the areas that experienced dramatic turn-around were: the insurance industry in Europe, the banking industry in Japan, technology stocks everywhere, and emerging markets in general.

PERFORMANCE: For the year ended December 31, 2003, the ING Julius Baer Foreign Portfolio's (the "Portfolio") Class S shares returned 31.06%, compared to the MSCI EAFE's return of 39.17%.

PORTFOLIO SPECIFICS: During the first month of operation with Julius Baer, the focus was clearly on repositioning the portfolio from JP Morgan Fleming's strategy to Julius Baer's recommended portfolio. From a geographic perspective, the transition in September involved reducing equities within the United Kingdom in favor of Core Europe. Additionally, the allocation to emerging markets was greatly increased from less than 4% at the time we took over management, to over 10% after the transition.

We adjusted the ING Julius Baer Foreign Portfolio, along with the market, to the collapse in bond yields. We increased our exposure to the banking and insurance industries in Europe. We also were cautiously optimistic within the Japanese equity market with a position of 13% by year end as the government stepped up efforts in its reform of the banking sector. Emerging markets as of year end represented approximately 20%, toward the higher end of our normal range. Specifically, we focused our investments in countries and companies that possess a global competitive advantage, attractive valuation, and are undergoing reform. We believe emerging markets will continue to do well, but in a more discriminate manner.

Within Europe, the Portfolio's holdings are tilted toward companies with low leverage, low dollar exposure, low economic exposure, low valuation and reasonable expectations. We are finding opportunities in the telecom and utility sectors, but few in the industrials and exporters. Overall, Europe represents approximately 54% of the strategy.

Endesa is a key holding in the utility sector. It is the largest electricity producer in Spain where the supply and demand characteristics are very favorable. Endesa is also a turnaround and balance sheet restructuring story. OMV, Austria's largest integrated oil company, possesses exciting medium-term prospects despite the current economic conditions. It has valuable exploration and production refining and marketing franchises and the shares trade below asset value. We are also invested in turnaround situations. Bad times are forcing German banks to restructure. Germany has the poorest banking market in Europe. Very low margins and a large number of bankruptcies have caused severe losses on all major banks. HVB, our favorite Germany bank, has been aggressive in its restructuring efforts. It has floated a part of Bank Austria, sold Bank von Ernst and Norris Bank and floated Hypo Real Estate.

The Japanese economy continues to be driven by export activities though this year it was China, not the US, who was the major export driver. In addition, although the Yen has strengthened against the dollar, its weakness against the Euro has provided needed relief to Japanese exporters. Banking shares have exhibited impressive performance since late spring of this year. The rally has been driven by government bailout of weak banks, hope for domestic economic recovery, and relatively cheap valuation. We have purchased some of the leading banks in Japan bringing us closer to a market weight within this sector versus the benchmark.

In the Dollar Bloc, we continue to view the mining and natural gas sectors in Australia and Canada positively. However, in the short-term, we may see earnings downgrades as the weak US dollar will likely bite into earnings. We regard these investments in real assets as a good hedge against 'central banker malfeasance' -- i.e. printing too much money. At year end, investments within the dollar bloc represented approximately 4% of the Fund.

PORTFOLIO MANAGERS' REPORT

                                      ING JULIUS BAER FOREIGN PORTFOLIO
--------------------------------------------------------------------------------

We have in the past likened investing in emerging markets (the new opportunity) to settling in the U.S. (the new world) centuries ago. Four years ago, we recognized that Central Europe had most likely exited the pioneer era for good. Their prospects of joining the European Union in 2004 and a few years later the European Monetary Union were the catalysts. Such memberships would likely lead to structural and legal reforms, a hard currency (the Euro) and the ability to borrow very cheaply throughout the yield curve. We continue to be quite optimistic on the region as witnessed by the 14% investment to Emerging Europe within the Portfolio. Included in this allocation is approximately 2% within Russia. This is another emerging market with exciting potential. High and abundant resources, a very large domestic market, a highly educated labor force, and a great location between Asia and Europe are a few of the advantages. Of course there are also many challenges which include corruption, a weak legal system, high political uncertainty, poor corporate governance, and wealth concentrated among the few (the oligarchs).

We have increased our participation within Latin America to approximately 3%. Specifically, we have focused our investments within Brazil and Mexico. Brazil is rich in natural resources, and has a sizable domestic market. We believe the natural resources and commodities have entered a structural bull market to which Brazil is highly leveraged. We also have investments within select financials and consumer-related companies within Mexico.

Also of note within the emerging markets is our participation within India (approximately 1.5% as of year end). India's population is almost as large as that of China -- about 1 billion, but it has not received the same attention. While China has been the destination for manufacturing outsourcing, India has become the center of IT outsourcing. That success has awakened India to its many missed opportunities and India is currently undertaking aggressive steps to attract foreign direct investment for manufacturing as well. Within the Portfolio, we have identified three areas of investment opportunities that leverage India's global competitive advantage: information technology, generic pharmaceuticals, and the banking sector.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                                             PORTFOLIO MANAGERS' REPORT
ING JULIUS BAER FOREIGN PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                             ING JULIUS BAER FOREIGN PORTFOLIO
                                                                        -- CLASS S                     MSCI EAFE COMPOSITE
                                                             ---------------------------------         -------------------
5/1/02                                                                     10000                              10000
12/31/02                                                                    8303                               8326
12/31/03                                                                   10892                              11587

                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                 ------------------------------------------------------------------------------
                                                                 SINCE INCEPTION OF          SINCE INCEPTION OF
                                                                      CLASS S                     CLASS A
                                 1 YEAR          5 YEAR               05/01/02                    09/09/02
                                 ------          ------               --------                    --------
Class S                          31.06%             --                 5.26%                           --
Class A                          30.79%             --                    --                       20.00%
MSCI EAFE Index                  39.17%          0.26%                 9.24%                       23.36%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Julius Baer Foreign Portfolio against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                                         ING LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by James B. Kauffman, Aeltus Investment Management, Inc.

PERFORMANCE: For the year ended December 31, 2003, The ING Limited Maturity Bond Portfolio's (the "Portfolio") Class S Shares returned 2.84%, compared to the Lehman 1-3 Year Government/Credit Index, which returned 2.01%.

MARKET OVERVIEW: The dramatic rally in risk-based assets -- starting with equities, high yield bonds, emerging market debt, and corporate bonds -- made 2003 a banner year. On the other hand, the benchmark 10-year U.S. Treasury closed the year at lower prices despite the fact that it hit generational lows in June. And in July the bond market experienced the worst sell-off since February of 1980. Renewed optimism about a global recovery proved correct as fiscal and monetary stimulus in the U.S. provided a boon to the consumer. Throughout the year, Asian central banks were sizeable buyers of our government and quasi-government debt in a bid to suppress the rise of their currency versus the greenback. Gold touched $417 an ounce by year-end largely as a result of a weak dollar: the dollar dropped to 1.26 versus the euro as well as hit new lows against major currencies. The U.S. current account deficit reached 5% of Gross Domestic Product (GDP), which is usually an altitude reserved for tarnished developing country borrowers; this deficit suggests that the U.S. must import $1.5 billion a day of foreign capital.

Naturally, the domestic bond market remains concerned about the reviving economy and the sustainability of the Fed's accommodative stance. While the Fed was clearly troubled by the flagging economy in the first half of the year, positive economic results lessened their fears of deflation in the second half. Throughout the year core inflation remained muted. Yet, the output gap -- which is the difference between potential and realized GDP -- continues to be a focus at the Fed and affects their inflation outlook. While reports in the financial press talked about the "2003 Bond Market Rout," most bond sectors produced positive returns for the year.

PORTFOLIO SPECIFICS: The Portfolio was primarily equal in duration to its benchmark index for the year, with a short barbell in the front of the yield curve. Yields in the front end of the yield curve rose during the year with three year rates 34 basis points higher and two year rates 22 basis points higher. Duration and yield curve position were slight contributors to relative performance in 2003. Over the year, compared to the Lehman 1-3 Year Government/Credit Index, the Portfolio was underweight Treasuries, overweight agencies and credit, with small overweight positions in securitized securities (mortgage-backed securities and commercial mortgage-backed securities). Relative outperformance was primarily driven by overweighting credit as the sector posted an amazing 262 basis points of excess return over similar maturity Treasuries. While the entire group performed well throughout the year, lower rated bonds experienced the greatest appreciation coming off of 2002's depressed levels. Relative performance for the year was also enhanced, to a lesser degree, by the overweight position in agencies, and positions in mortgage-backed securities and commercial mortgage-backed securities. All three of these sectors printed positive excess returns to like maturity Treasuries.

MARKET OUTLOOK: We believe that the economy is on the mend, and the process -- so far -- has produced only upside surprises. The consumer has not been shy about spending 80% of the proceeds of the recent tax cuts which now means that consumption has expanded for the last forty-six quarters. Yet, market pundits wonder what will carry the spendthrift shopper in months to come. The next big surge in tax reductions will hit the economy with next year's tax refund season. Given that consumption represents 70% of the economy, concerns remain that the outsized strength of the second half of 2003 may sap some vigor from the first quarter of 2004. However, late in 2004 the expiring accelerated depreciation allowance should provide a boost in business capital expenditures.

Employment and resource utilization remain soft for this stage of a recovery, but the picture is improving. The near-term prospects for inflationary problems remain slight as the U.S. imports disinflation from abroad, productivity is gaining, labor costs are contained, and pricing power is still transitory. Ultimately, job creation and income growth are the keys to a sustainable recovery. The twin deficits - federal and current account -- will remain challenges into the near term; and we are not optimistic on the dollar. The rise in commodity prices is due, in large part, to the resilience in the Chinese economy, but we are alert to the possibility that such increases are tangential auguries for inflation. Fortunately, a price rise in raw and intermediate materials is not, generally, a major factor in inflation and is more likely a sign of renewed economic vigor globally.

                                             PORTFOLIO MANAGERS' REPORT
ING LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

However, Treasury yields do not yet, in our opinion, reflect the pace of the quickening economy. The Fed has been unusually aggressive in jawboning interest rates down, and our current account deficit with Asian economies has been recycled back into the U.S. debt markets. Tactically, we are short in duration in the face of improving global economic fundamentals. We are overweight home and commercial mortgages and asset-backed securities. Valuations are stretched in credit and mortgage markets; yet alternatives are few as bond managers seek to add incremental yield in the face of a rising rate environment.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                                         ING LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                  ING LIMITED MATURITY       LEHMAN BROTHERS 1-5 YR      LEHMAN BROTHERS 1-3 YR
                                                   PORTFOLIO - CLASS S       GOVT/CREDIT BOND INDEX      GOVT/CREDIT BOND INDEX
                                                  --------------------       ----------------------      ----------------------
12/31/93                                                  10000                       10000                       10000
12/31/94                                                   9881                        9928                       10052
12/31/95                                                  11040                       11207                       11141
12/31/96                                                  11516                       11731                       11707
12/31/97                                                  12284                       12567                       12486
12/31/98                                                  13127                       13526                       13355
12/31/99                                                  13276                       13809                       13752
12/31/00                                                  14302                       15040                       14876
12/31/01                                                  15567                       16397                       16146
12/31/02                                                  16693                       17729                       17116
12/31/03                                                  17168                       18323                       17461

                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                            ----------------------------------------------------------------------
                                             1 YEAR                        5 YEAR                        10 YEAR
                                             ------                        ------                        -------
Class S                                      2.84%                         5.51%                          5.55%
Lehman Brothers 1-3 Year Government/
  Credit Bond Index                          2.01%                         5.51%                          5.73%
Lehman Brothers 1-5 Year Government/Credit
  Bond Index                                 3.35%                         6.26%                          6.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Limited Maturity Bond Portfolio against Lehman Brothers 1-3 Year Government/Credit Bond Index and the Lehman Brothers 1-5 Year Government/ Credit Bond Index. The Indices are unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

                See accompanying index descriptions on page 90.

                                             PORTFOLIO MANAGERS' REPORT
ING LIQUID ASSETS PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Jennifer J. Thompson, CFA, Aeltus Investment Management, Inc.

MARKET OVERVIEW: Looking back, 2003 was a very eventful and volatile year. The economy and the financial markets began the year virtually paralyzed by the uncertainty associated with the impending War in Iraq. In the second quarter, the specter of deflation, or a substantial fall in inflation, was raised by the Federal Reserve Board's Federal Open Market Committee ("FOMC") and discussed at length by Chairman Greenspan and market participants. In June, the FOMC responded to an economy that was failing to exhibit sustainable growth by lowering its Fed Funds target rate for the thirteenth time in this cycle from 1.25% to 1.00%.

The resulting highly accommodative monetary stance finally began to work its way through the economy by year-end. The change in non-farm payrolls turned positive in August and weekly jobless claims dropped below the significant 400,000 level in the fourth quarter. Third-quarter Gross Domestic Product (GDP) was an astounding 8.2% and fourth-quarter GDP is also expected to be strong. Consumer confidence increased as did corporate profits and business investment. In all, it appears that economists will be able to confidently state the economy turned the corner in 2003.

The LIBOR curve was flat and, at times, inverted throughout the first half. (The LIBOR rates, which stand for London Interbank Offered Rate, are benchmark interest rates for many adjustable rate mortgages, business loans, and financial instruments traded on global financial markets.) As we entered the second half of the year, market participants became more optimistic about our economic outlook. As a result, the curve steepened, and 12-month LIBOR ended the year at approximately 1.46%, only about two basis points higher than where it began the year, although it fluctuated to as low as 0.99% in June.

One-month LIBOR declined from 1.38% to 1.12% which is attributed to the decrease in the Fed Funds rate in June. By year-end, the spread between one-month LIBOR and 12-month LIBOR was 34 basis points, up from six basis points at the beginning of the year.

PORTFOLIO SPECIFICS: Throughout most of the year, the Portfolio utilized a handful of strategies to add yield. The percentage of floating rate notes owned was increased to approximately 50% because of their potential for outperformance in a rising rate environment and because they generally reset at rates higher than short-term commercial paper, certificates of deposit and bank notes. In addition, the Portfolio purchased callable paper, which added yield over issues with set maturities and continued to do so throughout the year. We also attempted to take advantage of the volatility in 12-month LIBOR and purchased callable and other long-term paper when appropriate. As such, the portfolio was barbelled (i.e., issues were concentrated in short and longer maturity issues) for most of the year. In addition to adding yield, the barbell strategy also resulted in a good hedge to the decline in the Fed Funds rate during the first half of the year. Using such strategies, the Portfolio's weighted average maturity remained longer than competitors throughout the period and was 67 days at year-end versus 55 days for competitors.

MARKET OUTLOOK: The FOMC has been very clear about its ability and desire to be patient when considering increases in its Fed Funds target rate. With inflation at historically low levels, continued strong productivity, a still soft-yet-strengthening labor market and a significant resources gap, the Fed will wait for repeated and strong signs of improvements in the pace of economic expansion before ending its highly accommodative monetary stance. More specifically, we believe the Fed will be patient until at least mid-year before increasing the Fed Funds target.

Nevertheless, the markets may begin to price in an increase in rates well before the Fed is inclined to move, particularly if labor markets improve dramatically and the dollar declines precipitously. As such, the Portfolio will continue to utilize a barbell strategy as long as long-term rates make sense given reasonable Fed Funds rate increase expectations. For the time being, the Portfolio's weighted average maturity is expected to remain longer than competitors'.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                                           ING MARSICO GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Thomas F. Marsico, Chairman and Chief Investment Officer, and James A. Hillary, Portfolio Manager, Marsico Capital Management, LLC, Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2003, ING Marsico Growth Portfolio's (the "Portfolio") Class S Shares returned 32.72%. Over the same period, the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) had a total return of 28.71%. The Russell 1000 Growth Index had a return of 29.75%.

PORTFOLIO SPECIFICS: In reflecting upon the year ended December 31, 2003 and studying the portfolio's strategic positioning and individual holdings, it is apparent that a variety of factors contributed to the Portfolio's outperformance relative to the S&P 500 Index.

The Portfolio's positions in the pharmaceutical and biotechnology industries within the health care sector gained 64% during the period. Throughout much of the period, the Portfolio had a substantial position in a biotechnology company, Genentech, Inc., whose stock rose by more than 182% during the period. The company's stock price was buoyed by promising data related to a trial of Avastin, which demonstrated effectiveness in treating colon cancer. Other strong performers for the year were Zimmer Holdings (+70%), UnitedHealth (+39%), Quest Diagnostics (+28%) and Amgen (+28%).

Within the consumer discretionary sector, the Portfolio's stock selection in the consumer durables and retailing industries -- including Tiffany & Company (+90%), Lowes (+48%) and eBay Inc. (+45% prior to being sold) had a positive impact on performance. Homebuilder Lennar Corporation (+105%) and automobile manufacturer Bayerische Motoren Werke AG (BMW gained +56%) also had a positive impact on performance.

Other areas that helped the Portfolio's performance included strong stock selection in the telecommunications sector and underweight positions in the energy and utilities sectors. For the year, the telecommunications sector in the portfolio gained +87%, led by Nextel (+91%), while the same area in the S&P 500 Index gained only 7%. Select investments in financial stocks such as Citigroup Inc. (+42%) performed well during the year.

Several factors negatively impacted performance for the Portfolio during the period.

Results in the financial services sector were less positive than the industry's benchmark performance because of stock selection within the banks and diversified financial industries. While the Portfolio's holdings in these two industries collectively generated a strong return of 32% during the period, it significantly lagged the benchmark industry return of 69%.

Industrial positions held early in the period also had a negative effect on performance. Stock selection in the capital goods industry was the largest detractor in the sector. Lockheed Martin Corporation (-22%) traded down during the period it was held. Although the industry lost less than 1% for the year, the comparable industry in the S&P 500 Index gained almost 35%.

In contrast to the positive effects of underweights in the energy and utilities sectors, the Portfolio's underweight in materials detracted from performance. The materials sector of the S&P 500 Index gained 38% for the year.

The Information Technology sector had mixed results for the year. While Cisco (+85%), Electronic Arts (+92%), and Intel (+53%) were among the best performers during the year, Hewlett Packard (-22% prior to being sold), Intuit (-16% prior to being sold), Nokia (-11% prior to being sold), and Microsoft (-15% prior to being sold) were among the worst performers.

In addition to the above sector-level factors, certain individual positions had a negative effect on the Portfolio. These included HCA (-24% prior to being sold), MGM Grand (-14% prior to being sold), and Verizon (-15% prior to being sold).

As of December 31, 2003, the Portfolio's investment posture emphasized five sector allocations: health care, information technology, financials, industrials, and consumer discretionary.

                                             PORTFOLIO MANAGERS' REPORT
ING MARSICO GROWTH PORTFOLIO
--------------------------------------------------------------------------------

MARKET OUTLOOK: Our investment outlook has not changed significantly since our last update. We continue to believe that the U.S. economic environment is improving. Long-term interest rates (as measured by the 10-year U.S. Treasury bond) continue to be relatively low by historical standards. Inflation remains at rest, while productivity gains are relatively strong. As is always the case, however, this "good news" should be tempered by consideration of a variety of potentially unsettling developments that must be evaluated as part of formulating an investment strategy. Some of the more significant issues that our investment team has discussed include geopolitical concerns (such as the possibility of additional terrorist attacks), the risk that higher energy prices would hamper an economic recovery, a tapering off of consumer spending that is not "balanced" by higher levels of corporations' capital spending activities, declines in manufacturing activity, and the potential impact of sustained weakness in the U.S. dollar. On balance, however, we continue to believe that equities remain relatively attractive investments and offer potential for higher long-term returns.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                                           ING MARSICO GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                               ING MARISCO GROWTH PORTFOLIO -
                                                                          CLASS S                         S&P 500 INDEX
                                                               ------------------------------             -------------
8/14/98                                                                    10000                              10000
12/31/98                                                                   11460                              11055
12/31/99                                                                   20414                              13392
12/31/00                                                                   15926                              12162
12/31/01                                                                   11111                              10717
12/31/02                                                                    7826                               8349
12/31/03                                                                   10386                              10746

                                          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                        --------------------------------------------------------------------------------------------------------
                                            SINCE INCEPTION OF    SINCE INCEPTION OF    SINCE INCEPTION OF    SINCE INCEPTION OF
                                                 CLASS S               CLASS A               CLASS I               CLASS R
                        1 YEAR    5 YEAR         08/14/98              09/09/02            05/02/03(5)           12/31/03(5)
                        ------    ------    ------------------    ------------------    ------------------    ------------------
Class S                 32.72%    -1.95%          0.71%                     --                    --                    --
Class A                 32.65%        --             --                 23.10%                    --                    --
Class I                     --        --             --                     --                25.71%                    --
Class R                     --        --             --                     --                    --                -0.15%
S&P 500 Index           28.71%    -0.57%          1.34%(1)              17.80%(2)             22.77%(3)              5.25%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Marsico Growth Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 08/01/98.

(2) Since inception performance of the index is shown from 09/01/02.

(3) Since inception performance for the index is shown from 05/01/03.

(4) Since inception performance for the index is shown from 12/01/03.

(5) Total returns for periods of less than one year are not annualized.

                See accompanying index descriptions on page 90.

                                             PORTFOLIO MANAGERS' REPORT
ING MERCURY FOCUS VALUE PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Robert J. Martorelli and Kevin Rendino, Senior Portfolio Managers, Mercury Advisors, Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2003, the ING Mercury Focus Value Portfolio's (the "Portfolio") Class S Shares returned 31.22%. The Portfolio's benchmark, the S&P 500 Index, returned 28.71% for the same period.

MARKET OVERVIEW: Both the economy and the equity market in the U.S. saw strong growth in 2003. By the third quarter of the year, statistics showed rising personal income and consumption numbers and a higher-than-expected increase in U.S. gross domestic product growth. Corporate America generally reported earnings that exceeded expectations and displayed the first signs of improving revenues. The broad-market S&P 500 Index rose 28.71% for the year. The collective performance of large-cap value stocks virtually mirrored that of small cap growth stocks, as the Russell 1000 Value Index and the Russell 1000 Growth Index each modestly outperformed the S&P 500 during the period.

PORTFOLIO SPECIFICS: Several factors affected the Portfolio's relative performance for the year ended December 31, 2003, including the following:

Positives

Stock selection in consumer discretionary -- The Portfolio's holdings in the consumer discretionary significantly outperformed those of the Index. The major positive contributors were FootLocker, Hasbro and Liberty Media.

Stock selection and an overweight in information technology -- The Fund's performance versus the benchmark in information technology benefited from the strong returns of Symbol Technologies, Parametric Technology Corp., 3Com, Lucent Technologies, National Semiconductor and LSI Logic Corp.

Stock selection in financials -- Hartford Financial Services, American International Group and Morgan Stanley each had a positive effect on the Fund's comparative return.

Underweights in healthcare and industrials also enhanced the performance versus the Index.

Negatives

Stock selection in energy -- The portfolio's holdings in Diamond Offshore, Unocal, ENSCO International detracted from the relative return.

Stock selection in healthcare -- The Fund's lagging return versus the benchmark in this sector resulted primarily from the underperformance of Schering-Plough.

Stock selection in materials -- The Fund's positions in Sappi Ltd. and Boise Cascade hindered the comparative performance.

A significant underweight in financials also had a negative effect on the relative return for the year.

MARKET OUTLOOK: The economic recovery in the U.S. has been led by strong fiscal and monetary stimuli. We believe that there has been a shift toward an increase in business spending, which was dormant for most of 2003. Business capital spending correlates most closely with corporate profitability and margins. We believe that if earnings continue to grow, the recovery will be sustainable. At the same time, it is evident that in the current market, as valuations have risen, more discipline and careful stock selection are vital. For the first time in several years, we are seeing some value in different areas than those to which we are accustomed. In the past few months, we added stocks in the defensive sectors of consumer staples and energy and slightly reduced the Portfolio's weight in the industrial, materials and consumer discretionary sectors. Despite this gradual change, we are maintaining our overall strategy of overweighting those industries that we believe will benefit the most from economic stabilization -- just not to the same extent as we did entering 2003.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                                      ING MERCURY FOCUS VALUE PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                  ING MERCURY FOCUS VALUE
                                                                    PORTFOLIO -- CLASS S                S&P 500 COMPOSITE
                                                                  -----------------------               -----------------
5/1/02                                                                    10000.00                           10000.00
12/31/02                                                                   8450.00                            8270.00
12/31/03                                                                  11088.00                           10644.00

                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                -------------------------------------------------------------------------------
                                                         SINCE INCEPTION OF                  SINCE INCEPTION OF
                                1 YEAR                    CLASS S 05/01/02                    CLASS A 09/09/02
                                ------                    ----------------                    ----------------
Class S                          31.22%                         6.39%                                  --
Class A                          31.07%                            --                              25.56%
S&P 500 Index                    28.71%                         3.82%                              17.80%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Mercury Focus Value Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

                                             PORTFOLIO MANAGERS' REPORT
ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Lawrence R. Fuller, Managing Director and Senior Portfolio Manager, and Thomas Burke, CFA, Director and Associate Portfolio Manager, Mercury Advisors, Sub-Adviser.

MARKET OVERVIEW: The Portfolio's positioning for a positive economic environment benefited its performance during the year. The economic outlook improved dramatically in the second half of 2003, as third-quarter gross domestic product growth was reported at 8.2%. Additionally, favorable liquidity conditions, stimulative fiscal policy and rising earnings expectations propelled the first year of the equity bull market that began in October 2002. The broad-market S&P 500 Index rose 28.71% for the year.

PERFORMANCE: For the year ended December 31, 2003, the ING Mercury Fundamental Growth Portfolio's (the "Portfolio") Class S Shares returned 26.96%. The Portfolio's benchmark, the S&P 500 Index, returned 28.71% for the year.

PORTFOLIO SPECIFICS: Several factors affected the Portfolio's relative performance for the year ended December 31, 2003, including the following:

Positives

Stock selection in healthcare -- The portfolio's holdings in the healthcare sector significantly outperformed those of the Index. The major positive contributors were Boston Scientific, Amgen and not having a position in Merck & Co. and Johnson & Johnson during the year.

Stock selection in information technology (IT) -- The Fund's performance versus the benchmark in the IT sector benefited primarily from the strong returns of Intel, ASML Holding N.V., and Electronic Arts.

Stock selection in financials -- The Fund's positions in Everest Re Group and T. Rowe Price Group added considerably to the relative return in this sector.

Stock selection and an overweight in the consumer discretionary sector also enhanced the performance versus the Index. The major positive contributors were Coach Inc., Tiffany's & Co., and an underweight in Wal-Mart Stores Inc.

Negatives

Stock selection in industrials -- The portfolio's lack of exposure to General Electric Co. (GE) during the first five months of the year was a major detractor from the Fund's relative performance in the sector. However, the Fund re-established a position in GE in June 2003.

Stock selection and sector allocation in materials -- The portfolio's holdings in Ball Corp. and Ecolab Inc. hindered the performance versus the benchmark.

Stock selection and allocation in energy -- The Portfolio's holdings in Baker Hughes and BJ Services Co. each detracted from the performance versus the benchmark.

MARKET OUTLOOK: The Portfolio is positioned for continued growth in U.S. real economic activity at a rate above the long-term average and a relative rise in nominal capital spending as real consumer spending grows at a somewhat slower real rate than it did in 2003. At year-end, the Portfolio's most overweight sectors versus the benchmark were consumer discretionary and industrials. We believe the decline in the value of the U.S. dollar relative to the euro over the past 18 months could improve the revenue growth and earnings growth rates of major U.S. exporters in the IT and industrial sectors. We are focusing the Portfolio's investments within the consumer discretionary sector on apparel, personal accessories and services companies that serve upper-income households.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                               ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                  ING MERCURY FUNDAMENTAL
                                                                 GROWTH PORTFOLIO - CLASS S               S&P 500 INDEX
                                                                 --------------------------               -------------
5/1/02                                                                    10000.00                           10000.00
12/31/02                                                                   8050.00                            8270.00
12/31/03                                                                  10220.00                           10644.00

                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                 ------------------------------------------------------------------------------
                                                         SINCE INCEPTION OF                  SINCE INCEPTION OF
                                                              CLASS S                             CLASS A
                                 1 YEAR                       05/01/02                            09/09/02
                                 ------                       --------                            --------
Class S                          26.96%                         1.31%                                  --
Class A                          26.71%                            --                              15.77%
S&P 500 Index                    28.71%                         3.82%                              17.80%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Mercury Fundamental Growth Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

                                             PORTFOLIO MANAGERS' REPORT
ING MFS MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: David Sette-Ducati & Eric Fischman, Portfolio Managers, Massachusetts Financial Services Company (MFS), Sub-Adviser.

MARKET OVERVIEW: In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for most global markets since 1999. The turnaround in global stock markets began in March and April, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. We believe the major reasons for the ensuing market rally were increasingly positive economic numbers -- particularly corporate earnings. Additionally, as the year progressed, investor focus on negative factors such as the Iraq situation, a short-lived SARS epidemic, and corporate misdeeds, decreased.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers -- including
MFS -- believed investors would avoid risky investments. Instead, the markets experienced an equity rally led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. Investors seemed to favor the stocks that had fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well.

PERFORMANCE: For the year ended December 31, 2003, the ING MFS Mid Cap Growth Portfolio's (the "Portfolio") Class S Shares returned 39.12%. This compares with a return of 42.71% over the same period for the Portfolio's benchmark, the Russell MidCap Growth Index.

PORTFOLIO SPECIFICS: Our best performing stocks were Crown Castle International and American Tower Systems in the utilities & communication sector, two firms that rent antenna towers to cellular telephone companies. Stock of these companies rebounded in 2003 as investor concerns about the firms' high debt loads were alleviated by debt refinancing that improved their balance sheets, and by increasing cash flows as cellular carriers increased spending to expand capacity.

In the leisure sector, Internet travel firm Expedia posted excellent returns as increasing numbers of customers purchased airline tickets and booked hotel rooms online. In third quarter 2003, parent Interactive Corp. bought the remaining outstanding shares of Expedia at a premium. Satellite TV operator Echostar posted strong gains as the company expanded its subscriber base and generated strong growth in free cash flows. Shares of NTL Inc., the largest broadband and cable operator in the U.K. and Ireland soared after the company emerged from bankruptcy and continued to strengthen its balance sheet and drive free cash flow growth.

Contributors in technology included data storage software supplier VERITAS, which benefited from increased demand for its products which manage ever-increasing levels of business-critical data, as well as an overall recovery in technology spending. Semiconductor companies Analog Devices contributed to performance due to an upswing in semiconductor demand and market share gains for its well-positioned products.

Our investments in health care also contributed to performance. Biotech leader Invitrogen, which sells life science tools used in research and drug manufacturing, benefited from an industry recovery and improving product offerings and efficiency gains under a new CEO. Genentech's stock soared after receiving FDA approval for Avastin, an innovative new cancer drug. We sold Genentech during the period and took some profits. Guidant posted strong gains after an earlier sell-off, as investors focused on the company's leading position in cardiac rhythm management and future possibilities in drug-coated stents.

In the technology sector, our holdings generated strong gains but trailed the benchmark. Network Associates lagged as sales of the company's industry leading anti-spam and anti-virus software were slow to accelerate. Peoplesoft detracted from performance as demand for the company's release of its product upgrade was not as robust as anticipated. Peoplesoft was sold out of the portfolio prior to the end of the period. Corning's stock price surged from very low levels before we began accumulating the stock, which detracted from our performance relative to the index.

Media holding Westwood One detracted from performance as the pickup in advertising, which is tied to the economic recovery, proved slower than expected. Weight Watchers' stock price declined as high-protein, low-carbohydrate diets seemed to take market share. Weight Watchers was sold out of the portfolio prior to the end of the period. Adult education provider Career Education's stock retreated late in the period amid allegations that employees falsified accreditation documents, charges which management vigorously denies. Also among the detractors are two stocks in the index that performed well but we did not own: Amazon, which we avoided based on valuation; and Nextel, which we did not own based on concerns about the competitive dynamic among wireless carriers.

The Portfolio's cash position also detracted from relative performance. As with nearly all annuity subaccounts, this Portfolio holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, the Portfolio's cash holdings hurt performance against our benchmark, the Russell MidCap Growth Index, which has no cash position.

PORTFOLIO MANAGERS' REPORT

                                       ING MFS MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

Investments in mid cap growth companies may be subject to more abrupt or erratic market movements and may involve greater risk than investments in more mature companies. Mid cap growth companies often have limited product lines, markets and financial resources and are dependent on management by one or a few key individuals. The shares of mid cap growth companies often suffer steeper-than-average price declines after disappointing news of earnings reports and may be more difficult to sell at satisfactory prices.

Investing in foreign and/or mid cap growth market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions. These risks may increase share volatility. Please see the prospectus for further information regarding these and other risk considerations.

We continue to focus on building a diversified portfolio, with more companies represented in the portfolio and smaller positions in individual companies. We believe that this approach benefited our returns during a very strong market year.

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio is actively managed, and current holdings may be different.

                                             PORTFOLIO MANAGERS' REPORT
ING MFS MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                     ING MFS MID CAP
                                                GROWTH PORTFOLIO -- CLASS    RUSSELL MID CAP GROWTH
                                                            S                         INDEX                RUSSELL 2000 INDEX
                                                -------------------------    ----------------------        ------------------
8/14/98                                                   10000                       10000                       10000
12/31/98                                                  11613                       11008                       10106
12/31/99                                                  20793                       16654                       12254
12/31/00                                                  22493                       14697                       11884
12/31/01                                                  17179                       11736                       12179
12/31/02                                                   8796                        8519                        9684
12/31/03                                                  12236                       12158                       14261

                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                       ------------------------------------------------------------------------------------------
                                               SINCE INCEPTION OF      SINCE INCEPTION OF      SINCE INCEPTION OF
                                                    CLASS S                 CLASS A                 CLASS I
                       1 YEAR      5 YEAR           08/14/98                09/09/02              05/02/03(4)
                       ------      ------           --------                --------              -----------
Class S                39.12%       1.05%            3.82%                       --                      --
Class A                38.98%          --               --                   27.23%                      --
Class I                    --          --               --                       --                  30.04%
Russell Mid Cap
  Growth Index         42.71%       2.01%            3.67%(1)                31.05%(2)               33.64%(3)
Russell 2000 Index     47.25%       7.13%            6.77%(1)                32.20%(2)               40.83%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Mid Cap Growth Portfolio against the Russell Mid Cap Growth Index and the Russell 2000 Index. The Indices are unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 08/01/98.

(2) Since inception performance of the index is shown from 09/01/02.

(3) Since inception performance for the index is shown from 05/01/03.

(4) Total returns for periods of less than one year are not annualized.

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                                             ING MFS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals, Massachusetts Financial Services Company (MFS), Sub-Adviser.

PERFORMANCE: For the year ended December 31, 2003, ING MFS Research Portfolio's (the "Portfolio") Class S Shares returned 24.57%. This compares with a return of 28.71% over the same period for the Portfolio's benchmark, the Standard & Poor's 500 Stock Index (S&P 500).

MARKET OVERVIEW: In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for global markets since 1999. The turnaround in global stock markets began in March and April, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. The release of increasingly positive economic numbers as 2003 progressed, particularly in the corporate earnings area, helped drive the ensuing equity rally. In addition, investor concern over issues that had held back the market in the first quarter -- including the Iraq situation, a short-lived SARS epidemic, and corporate misdeeds -- largely faded as the year progressed.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers -- including MFS --believed investors would avoid risky investments. Instead, we experienced an equity rally led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. For much of 2003, investors seemed to favor the stocks that had previously fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well. Toward the end of the year, however, we felt the market was beginning to rotate toward less risky companies with stronger fundamentals (business factors such as earnings and cash flow growth).

PORTFOLIO SPECIFICS: The Portfolio's performance relative to its S&P 500 benchmark was hurt more by differences in sector allocation than by individual stock selection.

Our underweighting in technology stocks, compared to the S&P 500, hurt relative performance as the technology sector rallied. Our relative performance also suffered due to individual stock selection, particularly from chip maker Intel. We maintained an underweighted position because our analysts felt, and continued to feel at the end of the period, that technology valuations in general were a bit high and that few stocks in the sector had compelling fundamentals (business factors such as earnings and cash flow growth).

The Portfolio's cash position also detracted from relative performance. As with nearly all annuity subaccounts, this Portfolio holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the S&P 500, which has no cash position.

Individual stock holdings also impacted performance. Schering Plough's stock price declined sharply because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinex. These factors are offset, in our opinion, by the strength of the company's pipeline of new drugs.

Discount retailer Kohl's suffered from softness in the discount retail sector later in the year, while computer service outsourcer Automatic Data Processing suffered a decline in its share price based on continued softness in business spending. ADP was subsequently sold out of the portfolio.

Healthcare and consumer staples were the two strongest-performing sectors for the Portfolio, and individual holdings in several other sectors, such as biotechnology, contributed to performance. For example, biotech company Genentech's stock rose significantly on positive data on a drug in development and FDA approval of several new drugs. We subsequently sold out our position in this holding. Genzyme stock also rose, when it became apparent that the company would be introducing two enzyme replacement therapies for the treatment of certain genetic disorders.

The Portfolio's technology stocks were led by VERITAS Software Corp., a data storage software supplier, and Analog Devices, a semiconductor manufacturer, which both performed well. These stocks met our objectives and were subsequently sold out of the portfolio.

                                             PORTFOLIO MANAGERS' REPORT
ING MFS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio was also a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The Portfolio had owned HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the Portfolio had suffered losses on Cendant stock in 1998. A cash settlement from this class-action lawsuit contributed to performance over the period.

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The Portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' REPORT

                                             ING MFS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                    ING MFS RESEARCH
                                                  PORTFOLIO -- CLASS S            S&P 500 INDEX           RUSSELL MIDCAP INDEX
                                                  --------------------            -------------           --------------------
8/14/98                                                 10000.00                    10000.00                    10000.00
12/31/98                                                11454.00                    11055.00                    11008.00
12/31/99                                                14229.00                    13392.00                    16654.00
12/31/00                                                13583.00                    12162.00                    14697.00
12/31/01                                                10669.00                    10717.00                    11736.00
12/31/02                                                 8015.00                     8349.00                     8519.00
12/31/03                                                 9985.00                    10746.00                    12158.00

                                  Average Annual Total Returns for the Periods Ended December 31, 2003
                       ------------------------------------------------------------------------------------------
                                               SINCE INCEPTION OF      SINCE INCEPTION OF      SINCE INCEPTION OF
                                                    CLASS S                 CLASS A                 CLASS I
                       1 YEAR      5 YEAR           08/14/98                09/09/02              05/02/03(4)
                       ------      ------           --------                --------              -----------
Class S                24.57%      -2.71%            -0.03%                      --                      --
Class A                24.37%          --                --                  16.80%                      --
Class I                    --          --                --                      --                  19.83%
S&P 500 Index          28.71%      -0.57%             1.34%(1)               17.80%(2)               22.77%(3)
Russell MidCap Index   40.06%       7.23%             7.80%(1)               26.77%(2)               33.74%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Research Portfolio against the S&P 500 Index and the Russell MidCap Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 08/01/98.

(2) Since inception performance of the index is shown from 09/01/02.

(3) Since inception performance for the index is shown from 05/01/03.

(4) Total returns for periods of less than one year are not annualized.

                See accompanying index descriptions on page 90.

                                             PORTFOLIO MANAGERS' REPORT
ING MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals, Massachusetts Financial Services Company (MFS), Sub-Adviser.

MARKET OVERVIEW: Gradual improvement in the U.S. economy characterized the markets for the reporting period ended December 31, 2003. The stock markets, led by technology and cyclicals such as basic materials, industrials, autos and housing stocks, rallied from mid-March through the end of the year with only a few pauses. For the first half of the year, technology stocks and lower-quality stocks with weaker balance sheets led stock market returns. Lower interest rates spurred that sharp rebound, in our view.

Investors everywhere appeared to focus on clear signs of recovery, especially in the United States. Monetary policy was accommodative to growth as the Federal Reserve Board sought to stimulate economic growth by keeping interest rates low. With the release of second-quarter corporate earnings in July 2003, market leadership began to expand to include a broader-based group of economically sensitive stocks.

PERFORMANCE: For the year ended December 31, 2003, ING MFS Total Return Portfolio's (the "Portfolio") Class S Shares returned of 16.75%. This return compares with returns of 28.71% and 4.10%, respectively, for the account's benchmarks, the Standard & Poor's 500 Stock Index (S&P 500) and the Lehman Brothers Aggregate Bond Index (the Lehman Index).

PORTFOLIO SPECIFICS: The Portfolio normally invests between 55% to 60% of its assets in inexpensive, lower-risk stocks with the balance in higher-quality bonds and a relatively small position in short-term cash equivalent securities. (Cash-equivalent securities are used to facilitate transactions and provide liquidity.) While this allocation has provided a strong historical long-term track record, the Portfolio's results over the past year lagged stock market returns. In 2003, stocks outperformed bonds and cash, and higher-risk, lower-quality issues led returns within the equity and fixed-income markets.

During periods of rising equity markets such as we saw in 2003, the Portfolio's cash holdings detracted from performance versus the S&P 500 benchmark.

Our underweighted position in technology and stock selections in leisure and holdings in telecommunications were the primary reasons the Portfolio underperformed its stock benchmark. We maintained an underweighting in technology primarily because we felt that many stocks in the sector did not meet our valuation criteria. However, the sector rose through much of the period, buoyed by signs of economic growth, potential increases in capital spending, and possible pent-up demand for personal computers, servers, and software. In absolute terms, the group was one of the best performing portfolio sectors. However, our underweighting caused the Portfolio's relative performance to lag the equity benchmark index.

The performance of the Portfolio's leisure holdings was disappointing. The stock of Reed Elsevier lagged because of concerns about the company's US textbook business. Lower-than-expected advertising revenues negatively affected the stock prices of newspaper publishers Tribune and New York Times and entertainment giant Viacom.

In the utilities and communications sector, our overweighted position in telephone services stocks detracted from performance as competitive pressures intensified and outweighed inexpensive valuations.

Holdings in the financial services sector provided strong relative returns for the period. Banks benefited from falling interest rates, an improving outlook for corporate credit, and strength in mortgage lending activity. FleetBoston's stock price received a significant boost following Bank of America announcement of a $47 billion takeover offer. In addition, the market rally boosted stock prices of companies such as Merrill Lynch and T. Rowe Price. The strong performance of these and other financial stocks was offset somewhat by the decline of Federal Home Loan Mortgage Corporation's (Freddie Mac) stock.

Driven by strong stock selection, retailing was our best performing sector on a relative basis. Retailer Sears Roebuck provided the strongest relative return among retailing stocks for the period. After the company announced that Citigroup offered $3 billion for its troubled credit card business, Sears' stock price soared.

Our underweighted position and stock selection in consumer staples stocks contributed equally to performance as investors turned toward cyclical companies whose earnings tend to be more sensitive to an economic recovery.

PORTFOLIO MANAGERS' REPORT

                                         ING MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio also received strong results from Alcoa, Texas Instruments, and Occidental Petroleum. Rising commodity prices helped boost Alcoa's stock price. Texas Instruments experienced improvements in telecommunications-related equipment sales. Continued high oil prices buoyed the stock price of Occidental.

In the fixed income market, corporate bonds in general outperformed U.S. Treasuries over the period. In that environment, our relative overweighting in corporate debt and underweighting in Treasuries helped the fixed income portion of the Portfolio outperform the overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index. (Principal and interest of U.S. Treasury securities, however, are guaranteed by the U.S. government if held to maturity.)

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

                                             PORTFOLIO MANAGERS' REPORT
ING MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                  ING MFS TOTAL RETURN                                       LEHMAN BROTHERS
                                                  PORTFOLIO -- CLASS S            S&P 500 INDEX           AGGREGATE BOND INDEX
                                                  --------------------            -------------           --------------------
8/14/98                                                   10000                       10000                       10000
12/31/98                                                  10690                       11055                       10436
12/31/99                                                  11051                       13392                       10350
12/31/00                                                  12875                       12162                       11553
12/31/01                                                  12938                       10717                       12529
12/31/02                                                  12278                        8349                       13814
12/31/03                                                  14335                       10746                       14381

                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                       -------------------------------------------------------------------------------------------------
                                       SINCE INCEPTION OF   SINCE INCEPTION OF   SINCE INCEPTION OF   SINCE INCEPTION OF
                                            CLASS S              CLASS A              CLASS I              CLASS R
                       1 YEAR  5 YEAR       08/14/98             09/09/02           05/02/03(5)          12/16/03(5)
                       ------  ------       --------             --------           -----------          -----------
Class S                16.75%   6.04%        6.92%                    --                   --                  --
Class A                16.40%      --           --                13.33%                   --                  --
Class I                    --      --           --                    --               14.03%                  --
Class R                    --      --           --                    --                   --               2.77%
S&P 500 Index          28.71%  -0.57%        1.34%(1)             17.80%(2)            22.77%(3)            5.25%(4)
Lehman Brothers
  Aggregate Bond
  Index                 4.10%   6.62%        6.94%(1)              5.54%(2)             1.83%(3)            1.02%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Total Return Portfolio against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolios distributions or the redemption of Portfolios shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolios. Total returns would have been lower had there been no waiver to the Portfolios.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolios holdings are subject to change daily.

(1) Since inception performance of the index is shown from 08/01/98.

(2) Since inception performance of the index is shown from 09/01/02.

(3) Since inception performance for the index is shown from 05/01/03.

(4) Since inception performance of the index is shown from 12/01/03.

(5) Total returns for periods of less than one year are not annualized.

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                                          ING PIMCO CORE BOND PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by William H. Gross, Managing Director, Pacific Investment Management Company (PIMCO), Sub-Adviser.

MARKET OVERVIEW: Most bonds posted positive returns in the fourth quarter, ending a year in which fixed income assets gained ground despite volatile interest rates. Although Treasury yields rose only 20 to 50 basis points for the year, the markets were far from calm. Yields moved lower through the first half of the year as deflation risks dominated the news and were the primary drivers of the market's view of future Federal Reserve policy. The Fed cut the federal funds rate to 1 percent in June and the 10-year Treasury yield plunged to a 45-year low near 3 percent. Rates then reversed course dramatically, jumping more than 130 basis points in July, the worst month in the U.S. government bond market in more than 23 years. This reversal was mainly fueled by investors' growing confidence that growth would accelerate. Economic performance in the second half of the year met investors' expectations. Business investment revived while massive fiscal stimulus and the lagged impact of the mortgage-refinancing boom sustained consumption, leading to 8.2 percent annual growth in the third quarter, the fastest pace in almost two decades. The 10-year Treasury yield finished the year at 4.25 percent, up 43 basis points for the full period.

PERFORMANCE: For the year ended December 31, 2003, ING PIMCO Core Bond Portfolio's (the "Portfolio") Class S Shares returned 4.84%, outperforming its benchmark, the Lehman Brothers U.S. Aggregate Bond Index, which returned 4.10%.

PORTFOLIO SPECIFICS: Active management across a wide spectrum of strategies -- "rolling down" a steep yield curve, select mortgages and corporates, Treasury Inflation-Protected Securities (TIPs), municipals, Eurozone issues and emerging markets -- added value amid volatile markets in 2003. Interest rate strategies were modestly positive for the year; on the whole, an above index duration hurt as rates rose, but was positively offset by a favorable maturity focus that benefited the Portfolio as the yield curve flattened.

A corporate underweight was negative as profits and margins improved but positive security selection mitigated this impact. Allocations to real return and municipal bonds helped returns; these less volatile assets outperformed amid rising rates. Emerging market bonds strongly boosted returns as credit fundamentals within the asset class continued to improve. Non-U.S. exposure, mainly to Eurozone issues, had minimal impact as rates rose comparably in major developed markets. Modest currency exposure to the euro and yen helped returns as the dollar fell amid concern about the U.S. trade deficit. A mortgage underweight in the fourth quarter detracted from returns as lower volatility caused yield premiums in this sector to tighten.

MARKET OUTLOOK: We believe that the recovery in the global economy will be sustained in 2004, with China joining the U.S. as an engine of growth. U.S. interest rates could rise up to 100 basis points for short maturities but less for longer maturities as markets anticipate tightening by the Federal Reserve. The timing of the Fed move, late in 2004 or early 2005, will depend on how quickly the economy narrows its output gap, measured by the slack in labor markets. We expect that this unused capacity, combined with enhanced labor productivity, will keep inflation tame.

In our view, in the U.S. economy, positive forces will outweigh negatives. The rebound in business investment now appears to be a reality. Massive fiscal stimulus should also provide support, as will spending to rebuild lean inventories. On the negative side, we expect that effects of large tax cuts to peak in 2004 and become a fiscal drag by 2005, while benefits of the boom in mortgage refinancing have already begun to dissipate. Employment growth should be muted because of productivity gains and outsourcing to low cost labor markets such as India and China.

                                             PORTFOLIO MANAGERS' REPORT
ING PIMCO CORE BOND PORTFOLIO
--------------------------------------------------------------------------------

With respect to portfolio strategy, we will take a defensive posture based on diversified sources of safe yield that will add value in a challenging environment. We will underweight mortgages and corporates, opportunities that we find fully valued, in favor of more compelling sectors and strategies. The first of these strategies is our targeting below-index duration to protect relative returns against the risk of upward pressure on rates. Additionally, we will take exposure to short/intermediate maturities, as we expect the Fed to anchor this end of the yield curve to fuel growth in 2004. Given a steep yield curve, we should reap gains via "roll down," or price appreciation as bonds are revalued at lower yields over time. Given their attractive features, TIPS will be emphasized, as they hedge against secular inflation risk and are less volatile than nominal bonds when rates rise. We plan to continue to hold high yielding emerging market bonds, which have potential for solid returns as fundamentals keep improving; they also offer better value than similarly rated corporates. Finally, we plan to take modest exposure to short maturity Eurozone issues, where prospects for central bank tightening are more remote than in the U.S.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                                          ING PIMCO CORE BOND PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                              ING PIMCO CORE BOND PORTFOLIO -       LEHMAN BROTHERS AGGREGATE
                                                                          -CLASS S                          BOND INDEX
                                                              -------------------------------       -------------------------
8/14/98                                                                    10000                              10000
12/31/98                                                                   10799                              10436
12/31/99                                                                    9868                              10350
12/31/00                                                                    9962                              11553
12/31/01                                                                   10208                              12529
12/31/02                                                                   11093                              13814
12/31/03                                                                   11619                              14381

                                          AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                          --------------------------------------------------------------------
                                                                    SINCE INCEPTION OF      SINCE INCEPTION OF
                                                                         CLASS S                 CLASS A
                                          1 YEAR        5 YEAR           08/14/98                09/09/02
                                          ------        ------           --------                --------
Class S                                    4.84%         1.49%            2.85%                       --
Class A                                    4.56%            --               --                    5.78%
Lehman Brothers Aggregate Bond Index       4.10%         6.62%            6.94%(1)                 5.54%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Core Bond Portfolio against the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.


The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.


This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


Portfolio holdings are subject to change daily.


(1) Since inception performance of the index is shown from 08/01/98.


(2) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

                                             PORTFOLIO MANAGERS' REPORT
ING SALOMON BROTHERS ALL CAP PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: John G. Goode and Peter J. Hable, Managing Directors, Salomon Brothers Asset Management Inc., Sub-Adviser.


MARKET OVERVIEW: High levels of liquidity at the corporate and individual levels and stimulative monetary and fiscal policy were critical factors leading to outstanding stock market performance. Early in 2003, money market fund assets were equal to 29% of the value of the Wilshire 5000 Total Market Index, a broad measure of aggregate common stock values. This percentage was a record by a wide margin over the last 25 years. We believe this also indicated that investors were pessimistic in early 2003. In a sense this was the ideal climate for above average equity returns. It is relatively rare that tremendous liquidity (fuel for the stock market) and pessimism (lower valuations) exist side by side.


After the market turned in March of last year, it became clear that better economic results lay immediately ahead. The stock market was particularly favorable for companies leveraged by prospects for an improving economy.


PERFORMANCE: For the year ended December 31, 2003, the ING Salomon Brothers All Cap Portfolio's (the "Portfolio") Class S shares returned 38.85%, compared to a return of 31.06% for the Russell 3000 Index.


PORTFOLIO SPECIFICS: The ING Salomon Brothers All Cap Portfolio in 2003 outperformed its Russell 3000 benchmark, during the year. Contributing to the positive results in the recently completed year were sector and security positions that benefited from an improving economy. Early in 2003 we determined that a pro-cyclical tilt was appropriate in constructing portfolios. In addition, we believed that 2003, like 1975, would experience a pronounced "beta trade", that is the tendency for smaller companies to outperform larger ones. Historically, the first year after a severe bear market ends is one in which the "beta trade" occurs. The 1974 Bear Market ended in December of that year and the most recent severe Bear Market ended in early October 2002. These are the only two severe Bear Markets in the last 30 years. The Portfolio had approximately 35% of its holdings in smaller and mid-cap companies and benefited from the outperformance from the smaller company segment of the stock market.


During 2003, the Portfolio was overweighted Information Technology, Consumer Discretionary and the Basic Materials sectors because we believed these included companies most sensitive to an improving economy. As a result of these commitments, the Information Technology, Basic Materials, Consumer Discretionary and Telecommunications Services sectors contributed positively to the Portfolio's performance. During the year, we were underweight Financial Services. This detracted from performance. We have been reducing our Information Technology position to market weight and have increased our holdings in Healthcare to market weight. Previously Healthcare had been underweight.


The five largest contributors to performance during 2003 were Maxtor Corp, L.M. Ericsson, Hasbro, Intel, and Lucent Technologies. The position in Maxtor was sold late in 2003.


The five worst performers during the year were Eastman Kodak, Schering Plough, SBC Communications, Vulcan Materials, and Merck. Vulcan Materials and Eastman Kodak have been sold.


MARKET OUTLOOK: We believe the stock market will post another good year in 2004 but with overall returns that are lower than for the year just completed. Typically, the "beta trade" characterizes the first 9-12 months of an improving market after a multi-year Bear Market ends; however, this phenomenon historically does not extend over the entire market cycle. This year we expect larger companies to do better relative to smaller ones. We also believe the market will begin discounting the prospect of somewhat higher interest rates in 2004-2006. This too may affect stock market performance during the year.


Nevertheless, the U.S. economy appears to be gaining strength and it is possible that earnings estimates both for individual stocks and the corporate sector, as a whole, may need to be raised as the year develops.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                                 ING SALOMON BROTHERS ALL CAP PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                ING SALOMON BROTHERS ALL CAP
                                                                    PORTFOLIO -- CLASS S                RUSSELL 3000 INDEX
                                                                ----------------------------            ------------------
2/1/00                                                                     10000                              10000
12/31/00                                                                   11745                               9632
12/31/01                                                                   11969                               8528
12/31/02                                                                    8908                               6691
12/31/03                                                                   12369                               8769

                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                 ------------------------------------------------------------------------------
                                                         SINCE INCEPTION OF                  SINCE INCEPTION OF
                                                              CLASS S                             CLASS A
                                 1 YEAR                       02/01/00                            09/09/02
                                 ------                       --------                            --------
Class S                          38.85%                         5.58%                                  --
Class A                          38.75%                            --                              25.17%
Russell 3000 Index               31.06%                        -3.30%                              19.42%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Salomon Brothers All Cap Portfolio against the Russell 3000 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.


The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.


This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


Portfolio holdings are subject to change daily.


(1) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

                                             PORTFOLIO MANAGERS' REPORT
ING SALOMON BROTHERS INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: John Cunningham, Senior Portfolio Manager and Managing Director, and Mark McAllister, Director and Equity Analyst, Salomon Brothers Asset Management Inc., Sub-Adviser.


MARKET OVERVIEW: The U.S. equity market finally reversed course in 2003 after three years of negative returns. All the major indices posted double-digit gains, with the S&P 500 Index returning 28.71% and the Nasdaq Composite Index rebounding 50.01%. Many investors were rewarded handsomely for taking risks during the year, as evidenced by the Nasdaq's strong return. We believe aggressive monetary and fiscal stimulus spurred market participants to focus on more risky stocks that had underperformed significantly in prior years. These "higher-beta" stocks led the market's rebound in 2003. Continued signs of an economic recovery helped to sustain equity market gains and to increase market breadth as the year progressed.


The equity market did not begin to accelerate until the second quarter when the S&P 500 gained 15.4%, its best quarterly performance in more than five years. Investors responded to a number of positive developments, including significant progress in the war in Iraq, a rebound in consumer confidence and improved corporate profits. At the same time, the Federal Reserve topped off the punch bowl by lowering the Fed Funds rate another 25 basis points to 1.0%, a 45-year low. Longer-term yields followed suit as the ten-year Treasury yield also fell to a 45-year low in June. Fiscal policy remained stimulative as Congress passed a $350 billion tax reduction package that included rate reductions on capital gains and dividends.


After a relatively quiet third quarter, the S&P 500 surged again in the fourth quarter. Continued signs of economic growth and strong corporate profits fueled the market. Increased merger and acquisition activity also helped push stocks higher. Market breadth increased noticeably during the last three months of the year as several economically sensitive groups outperformed.


For the full year, technology stocks led the market's rebound, accounting for about one-quarter of the S&P 500 Index's return. Within the S&P 500, the technology sector gained (48.4%), followed by materials (38.2%) and financials (31.0%). All sectors of the S&P 500 Index posted positive returns for the year, but telecom stocks lagged; the telecom sector of the S&P 500, which gained 7.1%, was the only sector that did not post a double-digit gain.


PERFORMANCE: For the year ended December 31, 2003, ING Salomon Brothers Investors Portfolio's (the "Portfolio") Class S shares returned 31.25%, compared to a return of 28.71% for the S&P 500 Index.


PORTFOLIO SPECIFICS: Sectors that contributed most to the Portfolio's performance for the year included financials, technology and consumer discretionary. Within the financials sector, the Portfolio benefited from an overweight position in capital-markets sensitive stocks, like the brokers and securities processors. These stocks rallied strongly as investors responded to increased capital markets activity and more favorable market conditions. Merrill Lynch, our largest position among that group, gained more than 50% last year. One of our regional bank holdings, FleetBoston Financial, reacted quite positively to Bank of America's agreement to purchase the company.


Similar to the broad market, technology stocks also provided a boost to the Portfolio's performance. In particular, the Portfolio's exposure to telecom equipment and hardware stocks contributed noticeably. Several of these stocks, such as Lucent Technologies and Comverse Technology, rebounded strongly from depressed levels in 2002. Within the consumer discretionary sector, McDonald's and Home Depot also rallied from oversold conditions at the beginning of the year. McDonald's benefited from new product introductions that aided same-store sales; Home Depot's stock responded to an improving economy and new management initiatives.


Three of the Portfolio's sectors that lagged last year included healthcare, telecommunications and utilities. The fact that utilities lagged in a year when the equity markets rebounded strongly is not a surprise, given the group's lower growth prospects. Within the healthcare sector, all of our large-cap pharmaceutical holdings underperformed. The pharmaceutical stocks in general have been hurt due to concerns about patent expirations and a slowing pipeline of new drugs. In particular, two of the Portfolio's laggards included Schering-Plough and Merck. Schering-Plough suffered from the expiration of its Claritin allergy drug patent as well as increased competition in the hepatitis market. Merck suffered after terminating two drugs in late-stage development. We continue to hold both of these stocks as well as Pfizer, our largest pharmaceutical holding. Tenet Healthcare, a hospital stock that we sold earlier in the year, also penalized performance.

PORTFOLIO MANAGERS' REPORT

                               ING SALOMON BROTHERS INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

Unlike technology, the telecom sector did not rebound last year. Concerns about increased competition on all fronts continue to worry investors. In addition to existing wireline and wireless competitors, the group faces renewed competition from cable companies in the form of cable telephony. Although cable telephony is in the early stages of adoption, we believe its impact will likely lead to continued deflationary pressures in the sector. The traditional regional bell operating companies plan to compete more effectively by bundling services to consumers and cutting costs. Excess capacity in the industry may lead to further consolidation, particularly in the wireless sector. AT&T, Verizon Communications and SBC Communications were three of the Portfolio's telecom holdings that underperformed last year. We continue to hold each of these stocks based on their favorable valuation and strong cash flow.


We have taken advantage of recent strength in the U.S. equity market to reduce selected positions as a result of increased valuations, particularly in the technology sector. Given our favorable view of the economy, we have added some additional cyclical exposure to the Portfolio. We also continue to focus on high-quality stocks that lagged last year, which has led us to increase our weighting in consumer staples and healthcare, particularly the pharmaceutical stocks.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                                             PORTFOLIO MANAGERS' REPORT
ING SALOMON BROTHERS INVESTORS PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                  ING SALOMON BROTHERS
                                                 INVESTORS PORTFOLIO --
                                                         CLASS S                  S&P 500 INDEX          S&P BARRA GROWTH INDEX
                                                 ----------------------           -------------          ----------------------
2/1/00                                                  10000.00                    10000.00                    10000.00
12/31/00                                                11407.00                     9563.00                     8348.00
12/31/01                                                10920.00                     8428.00                     7291.00
12/31/02                                                 8410.00                     6565.00                     5573.00
12/31/03                                                11038.00                     8450.00                     7002.00

                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                       ------------------------------------------------------------------------------------------------
                                         SINCE INCEPTION OF            SINCE INCEPTION OF            SINCE INCEPTION OF
                                              CLASS S                       CLASS A                       CLASS I
                       1 YEAR                 02/01/00                      09/09/02                    06/24/03(3)
                       ------                 --------                      --------                    -----------
Class S                31.25%                   2.55%                            --                            --
Class A                31.11%                      --                        22.10%                            --
Class I                    --                      --                            --                        14.89%
S&P 500 Index          28.71%                  -4.21%                        17.80%(1)                     15.15%(2)
S&P Barra Growth
  Index                25.65%                  -9.38%                        15.07%(1)                     27.32%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Salomon Brothers Investors Portfolio against the S&P 500 Index and the S&P Barra Growth Index. The Indices are unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.


The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.


This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


Portfolio holdings are subject to change daily.


(1) Since inception performance of the index is shown from 09/01/02.


(2) Since inception performance of the index is shown from 07/01/03.


(3) Total returns for periods of less than one year are not annualized.

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                       ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Stephen W. Boesel, T. Rowe Price Associates, Inc., Sub-Adviser.


MARKET OVERVIEW: U.S. stocks rose in 2003, and several major indexes finished the year at their highest levels in nearly two years. After declining for most of the first quarter, shares surged starting in mid-March, following a swift U.S.-led toppling of the Iraqi regime, a new round of tax cuts, and a late-June reduction in the fed funds target rate. The rally accelerated as the year progressed because of continued low interest rates, stronger corporate earnings growth, and meaningful evidence of economic improvement. Small-cap stocks strongly outpaced mid- and large-cap shares in 2003. Growth stocks surpassed value among small- and mid-cap companies.


PERFORMANCE: For the year ended December 31, 2003, the ING T. Rowe Price Capital Appreciation Portfolio's (the "Portfolio") Class S shares returned 25.23%, compared to a return 28.71% for the S&P 500 Index.


PORTFOLIO SPECIFICS: The economic recovery and strong global demand caused a sharp rise in commodity prices, supporting many stocks in the materials sector, including Newmont Mining, the Portfolio's largest holding, Phelps Dodge and Agrium. Media stocks provided some strength within the consumer discretionary sector. Improving sentiment toward Time Warner following the AOL spin-off supported that stock, and Comcast was a top contributor to performance within the sector. The stock has done well since it acquired AT&T's cable assets in November 2002.


Ongoing stress in the pharmaceutical industry weighed on results. Merck and Schering-Plough both declined on concerns about generic competition and limited pipeline growth. We see these companies as possessing good business models with attractive valuations relative to the market. Telecommunications services stocks detracted from performance. Verizon Communications fell under the weight of the costs of a labor settlement and increased repair customer acquisition costs, and AT&T struggled with declining revenues and cash flows and pricing issues. We eliminated the stock in the second quarter.


The Portfolio benefited from its materials and consumer staples holdings as well as its exposure to convertible securities.


The Portfolio ended the year well positioned given the performance trends in the market. Equity exposure was at it highest level as we started to build up positions when the market declined in the final quarter of 2002. Our convertible security exposure ended the year at its lowest in recent history after a number of holdings were either called away or exercised on favorable terms. The cash level increased slightly as a result of strong cash inflows.


MARKET OUTLOOK: Although we underestimated the operational concerns for pharmaceuticals, we believe the best value in the near term will be found in this sector. These stocks are beginning to trade at a discount to the market and have good business models. We also expect media to continue to pick up. We continue to see compelling valuations among industrials and business services sectors, where the benefits of the stronger economy have not yet been factored into some stock prices. We would like to rebuild some of the convertible exposure the Portfolio lost in 2003, but this will depend on the characteristics of the investment-grade convertible market and whether we can find investments that meet our specifications. We intend to put some of the Portfolio's cash to work by adding to our convertible exposure.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                                             PORTFOLIO MANAGERS' REPORT
ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                         ING T. ROWE PRICE                              LEHMAN BROTHERS
                                          CAP APPRECIATION                               GOVT/CORP BOND
                                        PORTFOLIO -- CLASS S      S&P 500 INDEX              INDEX             COMPOSITE INDEX
                                        --------------------      -------------         ---------------        ---------------
12/31/93                                       10000                  10000                  10000                  10000
12/31/94                                        9273                  10133                   9649                   9968
12/31/95                                       11194                  13933                  11506                  12920
12/31/96                                       13026                  17172                  11840                  14876
12/31/97                                       15025                  22903                  12995                  18390
12/31/98                                       15911                  29489                  14226                  22268
12/31/99                                       17012                  35722                  13921                  24951
12/31/00                                       20749                  32440                  15570                  24690
12/31/01                                       22807                  28588                  16894                  23775
12/31/02                                       22918                  22270                  18759                  21441
12/31/03                                       28700                  28664                  19635                  25406

                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                       ---------------------------------------------------------------------------------------------
                                                      SINCE INCEPTION OF    SINCE INCEPTION OF    SINCE INCEPTION OF
                                                           CLASS A               CLASS I               CLASS R
                       1 YEAR    5 YEAR    10 YEAR         09/09/02            05/02/03(4)           12/16/03(4)
                       ------    ------    -------         --------            -----------           -----------
Class S                25.23%    12.52%    11.11%               --                    --                    --
Class A                24.96%        --        --           19.47%                    --                    --
Class I                    --        --        --               --                21.92%                    --
Class R                    --        --        --               --                    --                 3.72%
S&P 500 Index          28.71%    -0.57%    11.10%           17.80%(1)             22.77%(2)              5.25%(3)
Lehman Brothers
  Government/
  Corporate Bond
  Index                 4.67%     6.66%     6.98%            6.51%(1)              1.89%(2)              0.99%(3)
Composite Index (60%
  S&P 500
  Index/40% -- Lehman
  Brothers Aggregate
  Bond Index)          18.49%     2.67%     9.77%           13.27%(1)             14.08%(2)              3.55%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Capital Appreciation Portfolio against the S&P 500 Index, Lehman Brothers Government/Corporate Bond Index and the Composite Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.


The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.


This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


Portfolio holdings are subject to change daily.


(1) Since inception performance of the index is shown from 09/01/02.


(2) Since inception performance of the index is shown from 05/01/03.


(3) Since inception performance for the index is shown from 12/01/03.


(4) Total returns for periods of less than one year are not annualized.


                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                              ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Brian Rogers, T. Rowe Price Associates, Inc., Sub-Adviser.


MARKET OVERVIEW: U.S. stocks bounced back from a three-year bear market in 2003, with several major indexes finishing the year at their highest levels in nearly two years. After a dismal first quarter blanketed by concern about a double-dip recession and pending war with Iraq, the market began to climb in late March in the midst of the war. A new round of tax cuts and a late-June reduction in the fed funds target rate encouraged investors that the economy would begin to improve. The rally accelerated as the year progressed, aided by stronger corporate earnings growth, mounting evidence of a self-sustaining economic recovery, and repeated assurances from Federal Reserve officials that short-term interest rates could remain low "for a considerable period" due to low inflation. Rising commodity prices were a boon for energy and various industrial and materials companies.


Small- and mid-cap shares outperformed large-caps by a substantial margin for the year. Though growth outperformed value substantially among small- and mid-caps, value edged out growth for the year among large-caps. Most S&P 500 sectors rose strongly, led by information technology, consumer discretionary, and materials. Consumer staples, telecommunications services, and health care gained more modestly.


PERFORMANCE: For the year ended December 31, 2003, ING T. Rowe Price Equity Income Portfolio's (the "Portfolio") Class S shares returned 25.16%, compared to a return 28.71% for the S&P 500 Index.


PORTFOLIO SPECIFICS: The Portfolio posted a strong gain for the year but lagged the Russell 1000 Value Index as well as the broad S&P 500 Index. Stock selection in consumer discretionary, a significant overweight in pharmaceuticals, and underweighting financials hurt results versus the benchmark.


Top contributors in the sector (and for the Portfolio) included Cooper Industries, which posted better-than-expected sales, and Rockwell Automation and Honeywell International, which were helped by a better outlook for defense spending and improved sentiment toward the aerospace industry.


In financials, the Portfolio's performance was hurt by underweighting market-sensitive companies such as brokers and diversified financials. However, we added value with stock selection among banks. Top contributors in the group (and for the Portfolio overall) included FleetBoston Financial, which surged after agreeing to be acquired by BankAmerica at a significant premium, and BankAmerica itself.


Continued concern about generic competition and limited product pipelines weighed on Merck and Schering Plough, which detracted from results. We believe these pharmaceutical leaders have good business models and attractive valuations relative to the market, as well as strong and safe dividend yields.


Stock selection in consumer discretionary was negative. Eastman Kodak detracted for the year even after a strong rebound in the fourth quarter.


Telecom holdings Qwest Communications International and AT&T struggled throughout the year, hurting the Portfolio's relative results.


MARKET OUTLOOK: Overall, we remain optimistic about the prospects for our value approach to stock selection in the months ahead. Economic growth is likely to decelerate from the strong pace of the second half of 2003. We see value opportunities in pharmaceuticals, media, and industrial and business services stocks. Pharmaceuticals are beginning to trade at a discount to the overall market, but many have good business models and attractive and safe dividend yields. Media shares were strong performers throughout 2003, but we believe they will still enjoy good earnings growth in the year ahead. Within industrials, defense-related stocks should continue to benefit from the ongoing war against terrorism, while other industrials trade at attractive valuations and should benefit from a continuing economic recovery.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                                             PORTFOLIO MANAGERS' REPORT
ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                              ING T. ROWE PRICE EQUITY INCOME
                                                                    PORTFOLIO -- CLASS S                  S&P 500 INDEX
                                                              -------------------------------             -------------
12/31/93                                                                   10000                              10000
12/31/94                                                                    9883                              10133
12/31/95                                                                   11754                              13933
12/31/96                                                                   12784                              17172
12/31/97                                                                   15016                              22903
12/31/98                                                                   16257                              29489
12/31/99                                                                   16139                              35722
12/31/00                                                                   18227                              32440
12/31/01                                                                   18474                              28588
12/31/02                                                                   16036                              22270
12/31/03                                                                   20072                              28664

                                 Average Annual Total Returns for the Periods Ended December 31, 2003
                       -----------------------------------------------------------------------------------------
                                                                    SINCE INCEPTION OF        SINCE INCEPTION OF
                                                                         CLASS A                   CLASS I
                       1 YEAR         5 YEAR         10 YEAR             09/09/02                05/02/03(3)
                       ------         ------         -------             --------                -----------
Class S                 25.16%          4.30%          7.21%                  --                        --
Class A                 25.10%             --             --              18.37%                        --
Class I                     --             --             --                  --                    22.99%
S&P 500 Index           28.71%         -0.57%         11.10%              17.80%(1)                 22.77%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Equity Income Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.


The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.


This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


Portfolio holdings are subject to change daily.


(1) Since inception performance of the index is shown from 09/01/02.


(2) Since inception performance of the index is shown from 05/01/03.


(3) Total returns for periods of less than one year are not annualized.


                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                                        ING UBS U.S. BALANCED PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals, UBS Global Asset Management (Americas) Inc., Sub-Adviser.


MARKET OVERVIEW: After three long years, investors were rewarded in 2003 with a sharply rising stock market. Over the year ended December 31, 2003, the market, as measured by the S&P 500 Index, rose 28.71%, a sharp contrast to the 22.10% drop it posted over the same time period in 2002.


Returns of this magnitude would have seemed highly unlikely at the beginning of the year. Throughout the first quarter, investors were still coming to grips with accounting scandals, terror alerts, and the conflict in Iraq. But after hitting bottom in mid-March, stocks began to climb again. Several factors converged to bring investors back to the market. The federal government and its agencies stimulated the economy with all the tools at their disposal, instituting aggressive tax cuts, increasing spending, and reducing short term interest rates to their lowest levels in 45 years. The economy responded, reviving investor confidence. By the second quarter, a full-stage rally was underway. Virtually every corner of the equity market saw price improvement, but the biggest winners were among the low-cost, low quality stocks. In fact, many of the best performing sectors were the recent years' weakest performers, including information technology, telecommunications services, and industrial sectors. The market continued to grow in the third quarter, although not at the same pace. Investors who were concerned that the run was over, however, were reassured in the fourth quarter when speculative stocks once again spurred impressive market gains.


Bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.10% in 2003. The bond market experienced periods of extreme volatility in 2003. The yield on the 10-year Treasury note began the year at 3.82%. In early June, a statement by the Federal Reserve Board (the Fed), which expressed concern over deflation, caused the 10-year Treasury yield to decline to 3.11% -- a 45-year low. Then, in late June, the Fed backed-off on its stance regarding deflation and surprised the market by implementing a 0.25% cut in short-term interest rates, rather than the expected 0.50% cut. Bond investors were further rattled by Fed Chairman Greenspan's positive perspective on the economy. The U.S. bond market suddenly fell sharply, as 10-year yields rose to 4.60%, a 14-month high. The market settled down as the year drew to a close, with yields remaining in a range between 4.00% and 4.50%, and ending the year at 4.25%.


PERFORMANCE: For the year ended December 31, 2003, the ING UBS U.S. Balanced Portfolio's (the "Portfolio") Class S Shares returned 18.02%, compared to a return of 31.65%, for the Wilshire 5000 Index and 4.10% for the Lehman Aggregate Bond Index. Over the same period, the U.S. Balanced Mutual Fund Index* had a total return of 22.95%.


PORTFOLIO SPECIFICS: Throughout the reporting period, we employed our disciplined investment approach. As always, our focus remained on intrinsic value, whereby we carefully analyze the expected cash flows that we believe an investment will provide to determine whether its market price reflects its intrinsic value.


On an asset allocation level, we remained fairly neutral to the benchmark during the period. In terms of our stock holdings, our extensive intrinsic value analysis of the industries and companies in which we invest led us to overweight positions in healthcare and banks. Within healthcare, we saw particular strength from our holdings in pharmaceuticals, including generic drugs and branded drugs. Pharmaceutical stock prices had fallen due to investor concerns over regulatory issues, Medicare reform and company-specific scandals. Our in-depth research and analysis revealed, however, that the industry is sound, supported by an aging population, solid research and development, and proprietary products. Using our disciplined selection criteria, we identified numerous companies that we believe are selling at less than their intrinsic value.


We felt the price of many technology and higher-risk stocks had moved too far, too fast, and were not supported by appropriate fundamentals. As such, we chose to move to underweight these areas. Strict adherence to this approach prevented us from investing in some of the top-performing stocks of the last six months of the period. However, our analysis told us that many of these higher risk securities did not have long-term investment merit and were not appropriate for the Portfolio. We believe that, eventually, positive earnings and cash flow must support share prices -- something we believe many of these speculative companies will not be able to produce.


Within the fixed income portion of the Portfolio, our duration strategy led us to reduce the Portfolio's duration, as low rates, combined with stimulative fiscal policies, rising budget deficits, geopolitical resolution, and strengthening equity and credit pricing reinforced our view that we'd seen a concurrent pickup in economic activity and long-term interest rates. To lower duration, we increased our underweight to credits, albeit modestly, and most notably represented by an underweight to higher-quality issuers. Specifically, we overweight BAA-rated paper versus A-rated and higher.

                                             PORTFOLIO MANAGERS' REPORT
ING UBS U.S. BALANCED PORTFOLIO
--------------------------------------------------------------------------------

On a security level, a position in Treasury inflation-protected securities
(TIPS) performed well early in the reporting period. In February, however, we proactively reduced this exposure to lock in gains. Within the mortgage-backed
(MBS) sector, security selection was weak, as low interest rates and record mortgage refinancings caused the sector to underperform. However, attractively priced securities and expectations of lower interest rate volatility led us to raise the Portfolio's exposure to MBS to a modest overweight late in the fiscal year. This move proved beneficial, as MBS subsequently rebounded, enhancing performance results.


MARKET OUTLOOK: The watchword for the stock market in 2004 is sustainability. As the economic recovery enters its second year, we believe investors will turn their attention back to fundamentals, rewarding companies with proven management, sound balance sheets, and real earnings growth. We feel our portfolio is well positioned for such an environment.


We anticipate that the combination of strong growth and reduced risks of deflation will prompt the Federal Reserve Board to raise the federal funds rate this summer. The Fed has modified its position, changing its tone regarding the state of the economy in relation to expected inflation, in preparation for the tightening.


Through our disciplined investment approach, we will seek to identify compelling opportunities that have the potential to generate superior risk-adjusted returns relative to the benchmark over the long term.


* An unmanaged index compiled by UBS Global Asset Management, constructed as follows: 65% Wilshire 5000 Index and 35% Lehman US Aggregate Index.


Portfolios are actively managed and their compositions differ over time. The views expressed are those of UBS Global Asset Management (its asset management firms and individual portfolio managers) as of December 31, 2003. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment or any UBS advisory account or mutual fund. For complete information about the Portfolio, including risks, charges and expenses, investors should read the prospectus carefully before investing.


THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                                        ING UBS U.S. BALANCED PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                           ING UBS U.S.                                 LEHMAN BROTHERS
                                       BALANCED PORTFOLIO --                          U.S. AGGREGATE BOND
                                              CLASS S          WILSHIRE 5000 INDEX           INDEX             COMPOSITE INDEX
                                       ---------------------   -------------------    -------------------      ---------------
10/2/00                                        10000                  10000                  10000                  10000
12/31/00                                        9410                   8971                  10421                   9399
12/31/01                                        8796                   7987                  11300                   8927
12/31/02                                        7497                   6322                  12459                   7851
12/31/03                                        8848                   8322                  12971                   9652

                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                            ----------------------------------------------------------------------
                                                                SINCE INCEPTION OF             SINCE INCEPTION OF
                                                                      CLASS S                        CLASS A
                                             1 YEAR                  10/02/00                      06/03/03(3)
                                             ------                  --------                      -----------
Class S                                      18.02%                   -3.70%                             --
Class A                                          --                       --                          9.77%
Wilshire 5000 Index                          31.65%                   -5.49%(1)                      18.32%(2)
Lehman Brothers U.S. Aggregate Bond Index     4.10%                    8.33%(1)                      -0.03%(2)
Composite Index (70% -- Wilshire 5000
  Index/30% -- Lehman Brothers U.S.
  Aggregate Bond Index)                      22.95%                   -1.08%(1)                      12.62%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING UBS U.S. Balanced Portfolio against the Wilshire 5000 Index and the Lehman Brothers Aggregate Bond Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.


The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.


PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 10/01/00.

(2) Since inception performance of the index is shown from 06/01/03.

(3) Total returns for periods of less than one year are not annualized.

                See accompanying index descriptions on page 90.

                                             PORTFOLIO MANAGERS' REPORT
ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: William Auslander, Managing Director, and Jeffrey Alvino, Executive Director, Van Kampen, Sub-Adviser.

MARKET OVERVIEW: In 2003 a number of positive stimuli moved the market forward. The war in Iraq removed a significant geopolitical concern that had hung over the market for some time. The Bush Administration's passage of tax cuts for income, capital gains, and dividends served to make equity investing more appealing. Low interest rates spurred record mortgage refinancing, robust home purchasing activity, debt restructuring, and balance sheet de-leveraging. Corporate earnings recovered after declines in 2001 and 2002, with results topping expectations for the first three quarters of 2003. Manufacturing activity, as reported by the Institute for Supply Management, rose to 66.2 as of December month-end. The advance resulted from an expansion in new orders and a boost in production, both of which point to industrial growth. The University of Michigan's survey of consumer sentiment increased to a level of 92.6 during the year, suggesting that consumers are gaining confidence in the recovery, but are still waiting for labor market improvement. 2003 will also be remembered for the weak U.S. dollar and as a period during which cheaper, more speculative stocks rallied. Small-cap stocks performed best for the year, followed by mid-and large-caps. Growth outpaced value in small and mid cap stocks, but styles were even in large caps.

PERFORMANCE: For the year ended December 31, 2003, ING Van Kampen Equity Growth Portfolio's (the "Portfolio") Class S shares returned 23.65%, compared to a return 28.71% for the S&P 500 Index and a return of 29.96% for the Lipper Large Cap Growth Index.

PORTFOLIO SPECIFICS: During 2003, across the market cap spectrum, smaller cap and lower quality, more speculative stocks exceeded larger, higher quality names. Our emphasis on the larger, higher quality names we favor resulted in an opportunity cost to our performance.

While sector allocations added to relative return, stock selection was a detractor. Stock selection was weakest in the consumer discretionary sector. An overweight in the sector was a modest positive. The Portfolio was hampered by weak performance from a number of retailers, including Wal-Mart, one of the Portfolio's 10 largest positions. Wal-Mart suffered from negative publicity and increased scrutiny surrounding its labor practices. In the third quarter, we established a substantial position in media stocks, some of which performed well through year-end, while others lagged. We believe these stocks are poised for strong performance as the economy recovers, particularly since 2004 has both a Presidential election and the Olympics.

Favorable stock selection in the healthcare sector was unfortunately overshadowed by the negative effect of our sector overweight. Health care did not advance as strongly as other economically sensitive sectors. Among our largest holdings in the healthcare sector, Pfizer and Johnson & Johnson both had a negative effect on relative results. Johnson & Johnson, a company with relatively stable earnings from its broad mix of drugs and consumer products, initially benefited from the approval of its innovative stent to treat coronary artery disease; however, later in the year, the company declined on negative publicity about a number of deaths allegedly linked to the stent as well as concerns about competitive threats and their ability to produce supply to meet demand. We reduced our position in Johnson & Johnson in April. We reduced the Portfolio's holdings of Pfizer in the third quarter, based on concerns about increased competition for Lipitor and Viagra, as well as our belief that near-term growth for Pfizer stems from synergies related to the Pharmacia acquisition and not new products. On the positive side, Pfizer maintains a healthy cash flow and no patent expirations.

Stock selection among consumer staples stocks also fell short of the index sector; an overweight in the sector detracted from relative results as well since staples lagged the broad market. Positions in several beverage and food companies, as well as a household products manufacturer were largely responsible for underperformance in this sector. Top 10 holding Procter and Gamble was a significant detractor. We had added to our holdings of Procter and Gamble in the first quarter of the year, anticipating a positive impact from its acquisition of Wella, a German hair care company. Although Procter & Gamble was one of the stronger stocks within the consumer staples sector, its return lagged the broader market. In the fourth quarter, Procter & Gamble announced earnings that beat expectations as the company benefited from sales of its over-the-counter heartburn medicine Prilosec.

In the financial services group, lagging stock performance was compounded by the impact of a meaningful sector underweight. Among the Portfolio's largest financial positions, Citigroup was a strong positive contributor, while American International Group's return was less than half that of the index sector. Following a strong run in financials, we took profits in several names over the course of the third quarter, including Citigroup. We subsequently added incrementally to our Citigroup holdings, taking advantage of a price decline in August. Late in the year, Citigroup benefited from positive market reaction to its proposed acquisition of a Washington Mutual unit expected to broaden Citigroup's consumer lending presence and extend its geographic reach. AIG declined sharply in February following its announcement of a substantial charge to cover higher-than-expected claims by U.S. businesses for costs of sick workers and jury settlements. Through the remainder of the year, the stock's price vacillated within a relatively narrow range before gaining some momentum in the fourth quarter.

PORTFOLIO MANAGERS' REPORT

                                 ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The Portfolio's position in the industrial sector also detracted from relative performance, due to both weak performance of individual holdings and the effect of a sector underweight. While top 10 holding General Electric added to relative results, its contribution was not enough to offset losses in a number of other industrial stocks, particularly defense contractors. In the first quarter, we reduced our position in General Electric, taking advantage of the stock's strength. We subsequently increased our holdings of General Electric in August due to our belief that the company can successfully remake itself into a high growth, service-oriented business. In November, GE management indicated that after limited-to-modest profit growth in 2004 they anticipated double-digit profit growth in 2005.

The Portfolio's energy position had a moderate negative effect on relative results, due mainly to lagging stock performance. An underweight in the strong performing materials sector also detracted from relative performance.

An overweight in the information technology sector was the largest positive contributor to relative results for the year. This was augmented by strong stock selection. Among the Portfolio's largest technology positions, Cisco and Intel were significant positive contributors. Semi-conductor company Intel more than doubled in price, while communications equipment provider Cisco's gain was in the high double digits. Both companies benefited from accelerating economic momentum, strong earnings reports, and an improved outlook for corporate spending. A large overweight in Microsoft detracted from relative results. Despite Microsoft's weak showing this year, the company's prospects remain favorable with substantial cash available for acquisitions or dividends and expected earnings growth of 10% annually over the next five years. Microsoft paid its first dividend in 2003 and is expected to double the small initial payout in 2004. The Portfolio generally benefited from its semi-conductor position as the semi-conductor industry advanced amid the improved economic environment. During the third quarter, we cut back on our semi-conductor allocation following the group's strong performance. However, we remained overweight in the industry.

A meaningful underweight in telecommunications stocks also added to relative return. Although telecommunications stocks were among the leaders in the early stages of the 2003 rally, telecommunications finished the year as the worst performing index sector.

MARKET OUTLOOK: As we enter the second year of the recovery, we are encouraged by signs of continued economic strength globally. Corporate profits hit an all-time high in the third quarter and negative earnings pre-announcements have been muted, which bodes well for the fourth quarter earnings season. As well, the flow of money into growth mutual funds has outpaced the flow into non-growth funds for the last four months. We continue to position the portfolio for recovery and emphasize high quality growth companies. It is our hope that quality will be rewarded in the coming year as investors rotate away from the more speculative stocks that drove the market in the early stages of the recovery.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                                             PORTFOLIO MANAGERS' REPORT
ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                ING VAN KAMPEN EQUITY GROWTH
                                                                    PORTFOLIO -- CLASS S                  S&P 500 INDEX
                                                                ----------------------------              -------------
5/1/02                                                                     10000                              10000
12/31/02                                                                    7895                               8270
12/31/03                                                                    9762                              10644

                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                 ------------------------------------------------------------------------------
                                                         SINCE INCEPTION OF                  SINCE INCEPTION OF
                                                              CLASS S                             CLASS A
                                 1 YEAR                       05/01/02                            09/09/02
                                 ------                       --------                            --------
Class S                          23.65%                        -1.43%                                  --
Class A                          23.63%                            --                              15.57%
S&P 500 Index                    28.71%                         3.82%                              17.80%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Equity Growth Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                              ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Hassan Elmasry, Managing Director, Van Kampen, Sub-Adviser.

MARKET OVERVIEW: During the year, the market was driven by strong performance in the Information Technology (+49%), Materials (+46%) and Financials (+40%). The three worst performing sectors for the year were Consumer Staples (+18%), Health Care (+20%), and Telecommunication Services (+26%). The theme for the year had been strong rally in the sectors that our investment philosophy prevents us from owning.

As long-term investors, we are do not buy companies in industries that are subject to obsolescence risk, cyclicality, leverage or high capital expenditure. That disqualifies Information Technology, Materials, Industrials, Energy and Telecommunications. Having not invested in top performing sectors this year, in absolute terms, our portfolio has held up well. Consistent with our investment objective of capital preservation and steady growth, we have been delivering above-average returns with lower volatility. Since inception, Global Franchise has not had a year of negative returns.

PERFORMANCE: For the year ended December 31, 2003, the ING Van Kampen Global Franchise Portfolio's (the "Portfolio") Class S shares returned 26.24%, compared to a return 34.63% for the MSCI All Country World Free Index.

PORTFOLIO SPECIFICS: Positive stock selection in the Industrials and Consumer Staples together with zero allocation to Energy were the three top contributors to the returns for the year. The key detractors to the returns included stock selection in Consumer Discretionary, and zero allocation to Information Technology, Materials and Financials.

The three strongest stocks in the portfolio during the year were Kone (+101%), Zardoya-Otis (+80%) and Fortune Brands (+57%). Their contribution to the return for the quarter was +380, +250 and +100 basis points, respectively. The three weakest performing stocks in the portfolio were Ulster Television (-17%), Merck (-11%), Reed Elsevier (+4.7%). The contribution of these stocks to the Portfolio's return for the quarter was 0, -3 and +4 basis points, respectively.

MARKET OUTLOOK: As long-only investors, we do not focus on the short-term results of our portfolio companies, but rather their long-term fundamentals. As such, the companies we select for our portfolio are relatively immune to economic cycles and we do not base our investment decisions on predictions of macroeconomic trends.

We remain focused on the Global Brands philosophy of exceptional quality at compelling value. We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the 10-year risk-free bond yield. We seek to deliver attractive returns while minimizing business risk and valuation risk. We expect our portfolio to outperform broadly based benchmarks over the long term with less than average volatility.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

                                             PORTFOLIO MANAGERS' REPORT
ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                   ING VAN KAMPEN GLOBAL           MSCI ALL COUNTRY WORLD FREE
                                                               FRANCHISE PORTFOLIO - CLASS S                  INDEX
                                                               -----------------------------       ---------------------------
5/1/02                                                                     10000                              10000
12/31/02                                                                    8930                               8292
12/31/03                                                                   11274                              11164

                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                                             ---------------------------------------------------------------------
                                                                SINCE INCEPTION OF             SINCE INCEPTION OF
                                                                      CLASS S                        CLASS A
                                             1 YEAR                  05/01/02                       09/09/02
                                             ------                  --------                       --------
Class S                                      26.24%                    7.45%                             --
Class A                                      25.94%                       --                         15.24%
MSCI All Country World Free Index            34.63%                    6.83%                         21.23%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Global Franchise Portfolio against the MSCI All Country World Free Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                             ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals including James A. Gilligan, Managing Director; Thomas Bastian, Vice President; Sergio Marcheli, Vice President; James O. Roeder, Vice President; and Vincent Vizachero, Associate, Van Kampen, Sub-Adviser.

MARKET OVERVIEW: The stock market advanced strongly in the early weeks of 2003 as investors demonstrated their optimism about the economic situation. However, the market soon reversed direction as concerns about economic strength and accelerating global tensions heightened investors' risk aversion. The stock market was weak through much of the first quarter until it became clear in mid-March that a U.S. led invasion of Iraq was imminent. Driven by expectations that the war would be short and effective, stocks began a rally that continued nearly uninterrupted through the remainder of the year. The rebound was initially led by the technology and telecommunications sectors, which had been previously beaten down, and by individual stocks that had suffered severe declines during the prolonged bear market.

As the year progressed, economic data continued to improve, benefiting from accommodative monetary policy and fiscal stimuli that included a substantial tax reduction. Third quarter GDP growth was the strongest since 1984. In the fourth quarter, better-than-expected third quarter corporate earnings reports and improving consumer confidence supported the stock market's continued advance. For most of 2003, small and mid-size stocks outperformed their large cap peers. Among large cap stocks, growth and value styles were about equal for the year.

PERFORMANCE: For the year ended December 31, 2003, ING Van Kampen Growth and Income Portfolio's (the "Portfolio") Class S shares returned 27.87%, compared to a return 29.89% for the Russell 1000 Index.

PORTFOLIO SPECIFICS: Strong stock selection and an underweight relative to the benchmark in healthcare had the most positive impact on relative performance. Stock selection was also favorable in the consumer discretionary, consumer staples, materials, and utilities sectors. An underweight relative to the benchmark in consumer staples and an overweight in materials added to relative return as well.

The primary negative for the year was the Portfolio's positioning in the information technology sector where a substantial underweight relative to the benchmark and weak stock performance detracted from relative performance. Other detractors included stock selection and overweight positions in both the energy and telecommunications sectors relative to the benchmark, as well as stock selection among industrial stocks.

MARKET OUTLOOK: Capital markets have benefited from powerful monetary and fiscal stimuli. With better economic conditions expected for the next several quarters, we believe that additional Fed easing is unlikely and, indeed, tightening during 2004 should not be ruled out. We believe many stocks are fairly valued and could be vulnerable to any hints of weakness. Given this environment, investors should not lose sight of sound valuation disciplines in the quarters ahead.

THE OPINIONS ARE THOSE OF THE PORTFOLIO MANAGERS AS OF DECEMBER 31, 2003, AND ARE SUBJECT TO CHANGE AT ANY TIME DUE TO MARKET OR ECONOMIC CONDITIONS. PORTFOLIO HOLDINGS AND SECTORS ARE SUBJECT TO CHANGE DAILY. ALL INFORMATION PROVIDED IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY OR SELL THE SECURITIES IN THE INDUSTRIES SHOWN ABOVE.

                                             PORTFOLIO MANAGERS' REPORT
ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                  ING VAN KAMPEN GROWTH
                                                 AND INCOME PORTFOLIO -
                                                         CLASS S               RUSSELL 1000 INDEX             S&P 500 INDEX
                                                 ----------------------        ------------------             -------------
12/31/93                                                  10000                       10000                       10000
12/31/94                                                  10059                       10038                       10133
12/31/95                                                  13184                       13829                       13933
12/31/96                                                  15906                       16933                       17172
12/31/97                                                  20650                       22497                       22903
12/31/98                                                  23568                       28576                       29489
12/31/99                                                  27310                       34551                       35722
12/31/00                                                  26733                       31860                       32440
12/31/01                                                  23538                       27893                       28588
12/31/02                                                  20065                       21854                       22270
12/31/03                                                  25656                       28386                       28664

                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2003
                            -------------------------------------------------------------------------------
                                                                                         SINCE INCEPTION OF
                                                                                              CLASS A
                            1 YEAR              5 YEAR              10 YEAR                   09/09/02
                            ------              ------              -------                   --------
Class S                     27.87%               1.71%               9.87%                         --
Class A                     27.71%                  --                  --                     19.81%
S&P 500 Index               28.71%              -0.57%              11.10%                     17.80%(1)
Russell 1000 Index          29.89%              -0.13%              11.00%                     18.50%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Growth and Income Portfolio against the Russell 1000 Index and the S&P 500 Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 09/01/02.

                See accompanying index descriptions on page 90.

PORTFOLIO MANAGERS' REPORT

                                   ING VAN KAMPEN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: A team of investment professionals led by Theodore R. Bigman and Douglas A. Funke, Managing Directors, Van Kampen, Sub-Adviser.

MARKET OVERVIEW: For the full year, REITs returned 37.0%. We believe that REITs were able to achieve strong performance primarily due to continued strong funds flow to the sector from a number of constituents. Retail investors have been attracted to REITs primarily due to the absolute level of the dividend of these securities. In addition, the continuous inflows are likely part of the self-fulfilling reality that the group is performing strongly. In 2003, dedicated REIT mutual funds received more than $4.5 billion, their highest annual level of inflows and closed end funds that invest in common and preferred REIT shares raised an additional $4 billion. REIT shares also benefited from favorable funds flow from pension plans and endowments, which continue to implement a favorable shift to real estate and REITs in asset allocation models due to the historical diversification attributes and attractive returns. Aside from the dramatic favorable flows to the sector, the improvement in underlying real estate values partially supported the year's improvement in share prices. Finally, the sector also benefited from continued optimism with regard to an economic recovery, which helped all stocks.

PERFORMANCE: For the year ended December 31, 2003, the ING Van Kampen Real Estate Portfolio's (the "Portfolio") Class S shares returned 37.73%, compared to a return 37.07% for the Wilshire Real Estate Securities Index.

PORTFOLIO SPECIFICS: For the full year, among the major asset classes, retail was the big winner, office modestly underperformed and apartments were the weakest sector. Within retail, the mall sub-sector had the best performance and although the strip shopping centers trailed the malls, they posted strong outperformance as well. Among the smaller sectors, the hotels trailed for the year due to a very weak first quarter and storage was about even with the index.

We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks that provide the best valuation relative to their underlying real estate values. The top-down themes remain intact from last quarter. They include an overweighting of the hotel, mall and apartment sectors and an underweighting of the strip shopping center and office sectors. Within each of these general weightings, there are specific preferences for certain sub-segments of each sector.

The Portfolio's outperformance this year was a result of stock selection. While the bottom-up effects were positive across most sectors, the most significant contributions were generated in the office and hotel sectors. The prospects for the overall office sector are weak, yet we continued to find value among selected owners of central business district (CBD) office properties. We believe there was a significant disparity in pricing between CBD assets relative to suburban assets in the private markets, which was not reflected in the public market. In the lodging sector, we were rewarded for owning those companies that are owners of major urban hotel assets, that have superior balance sheets, and that are affiliated with a major brand. Despite this sector's underperformance, our stock selection provided significant outperformance for the sector as a whole. Other favorable areas were the manufactured home sector and the mall sub-sector of retail. In manufactured homes, the Portfolio held a large position in one company which was taken private at a healthy premium. The malls provided outperformance for the Portfolio both due to the overweight stance and the bottom up stock selection, where we favor owners of the more dominant malls in the major metropolitan areas.

MARKET OUTLOOK: The outlook for the REIT market is based on two key factors: the health of the physical property markets and the public market pricing for the securities. Although the state of the real estate market did not change materially since last quarter, the stocks continued to rally due to continued strong funds flow and in anticipation of an improvement in fundamentals. We continue to expect that real estate fundamentals are likely to remain weak and will not materially improve during 2004, as real estate is a late cycle sector. Thus, there is not likely to be a sharp rebound in earnings during 2004, even as the economy improves. However, it is important to note that property values have remained firm or improved and we do not expect material declines in private real estate valuations.

The public market pricing reflects a sector that is trading at almost a 17.5% premium to its current private real estate valuation. This premium reflects that the demand for REIT shares has never been stronger as pension plans and endowments continue to increase their allocations to real estate and retail and institutional investors remain attracted by the yield. Although we do not anticipate that this will abate in the near term, funds flow remains the primary risk to the sector's current valuation. Another risk for the sector is that equity issuance will provide sufficient new supply to absorb the demand.

                                             PORTFOLIO MANAGERS' REPORT
ING VAN KAMPEN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

This has seemed unlikely as REITs traditionally issue equity to fund acquisitions and the companies have been reluctant to make acquisitions in this pricey environment. However, equity issuance has increased to a pace of $1 billion per month as the acquisition pace has increased and there appears to be an increase in REIT IPOs due to the favorable arbitrage between the public and private real estate markets.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS' REPORT

                                   ING VAN KAMPEN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                 ING VAN KAMPEN REAL ESTATE
                                                                    PORTFOLIO - CLASS S          WILSHIRE REAL ESTATE SEC. INDEX
                                                                 --------------------------      -------------------------------
12/31/93                                                                   10000                              10000
12/31/94                                                                   10634                              10168
12/31/95                                                                   12398                              11546
12/31/96                                                                   16774                              15819
12/31/97                                                                   20596                              18951
12/31/98                                                                   17826                              15649
12/31/99                                                                   17148                              15150
12/31/00                                                                   22462                              19806
12/31/01                                                                   24290                              21876
12/31/02                                                                   24338                              22454
12/31/03                                                                   33521                              30778

                                    Average Annual Total Returns for the Periods Ended December 31, 2003
                               -------------------------------------------------------------------------------
                                                                    SINCE INCEPTION OF      SINCE INCEPTION OF
                                                                         CLASS A                 CLASS I
                               1 YEAR      5 YEAR      10 YEAR           09/09/02              05/19/03(3)
                               ------      ------      -------           --------              -----------
Class S                        37.73%      13.45%      12.85%                 --                      --
Class A                        37.54%          --          --             24.09%                      --
Class I                            --          --          --                 --                  24.51%
Wilshire Real Estate
  Securities Index             37.07%      14.49%      11.90%             23.55%(1)               23.15%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Real Estate Portfolio against the Wilshire Real Estate Securities Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance of the index is shown from 09/01/02.

(2) Since inception performance of the index is shown from 06/01/03.

(3) Total returns for periods of less than one year are not annualized.

                See accompanying index descriptions on page 90.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

GOLDMAN SACHS NATURAL RESOURCES INDEX is a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

The GOLDMAN SACHS TECHNOLOGY INDUSTRY INTERNET INDEX is a capitalization-weighted index of selected Internet companies.

LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX is a widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.

The LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX is a widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to five years.

The LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX is a widely recognized index of publicly issued fixed rate U.S. Government and Corporate investment grade debt securities.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized, unmanaged index of publicly issued fixed rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

The MERRILL LYNCH 3-MONTH TREASURY BILL INDEX is comprised of U.S. Treasury Bills with initial maturities of three months.

MORGAN STANLEY EMERGING MARKETS FREE INDEX is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The MSCI ALL COUNTRY WORLD FREE INDEX is an unmanaged index of developed- and emerging-market equities in nations throughout the world.

The MSCI EAFE INDEX is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all Nasdaq National Market & SmallCap stocks.

The RUSSELL 1000 INDEX consists of the largest 1,000 companies of the Russell 3000 Index.

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000 INDEX consists of the smallest 2,000 companies in the Russell 3000 Index.

The RUSSELL 3000 INDEX is composed of 3,000 large U.S. companies, as determined by market capitalization.

The RUSSELL 3000 GROWTH INDEX measures the performance of those Russell 3000 Index companies with higher book-to-price ratios and higher forecasted growth values.

The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index.

The RUSSELL MIDCAP GROWTH INDEX consists of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

S&P BARRA GROWTH INDEX is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that have high price-to-book ratios.

The S&P 500 INDEX is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P Index.

The S&P MIDCAP 400 INDEX is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

The S&P SMALLCAP 600 INDEX is an capitalization-weighted index that measures the performance of selected U.S. stocks with small market capitalization.

The WILSHIRE 5000 TOTAL MARKET INDEX is the broadest stock market indicator covering the performance of the entire U.S. equity market, which consists of over 7,000 U.S. headquartered equity securities individually weighted by market capitalization.

THE WILSHIRE REAL ESTATE SECURITY INDEX measures the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
ING Investors Trust

We have audited the accompanying statements of assets and liabilities of ING AIM Capital Mid Cap Growth Portfolio, ING Alliance Mid Cap Growth Portfolio, ING Capital Guardian Large Cap Value Portfolio, ING Capital Guardian Managed Global Portfolio, ING Capital Guardian Small Cap Portfolio, ING Developing World Portfolio, ING Eagle Asset Value Equity Portfolio, ING FMR Diversified Mid Cap Portfolio, ING Goldman Sachs Internet Tollkeeper Portfolio, ING Hard Assets Portfolio, ING International Portfolio, ING Janus Growth and Income Portfolio, ING Janus Special Equity Portfolio, ING Jennison Equity Opportunities Portfolio, ING JP Morgan Small Cap Equity Portfolio, ING Julius Baer Foreign Portfolio, ING Limited Maturity Bond Portfolio, ING Liquid Assets Portfolio, ING Marsico Growth Portfolio, ING Mercury Focus Value Portfolio, ING Mercury Fundamental Growth Portfolio, ING MFS Mid Cap Growth Portfolio, ING MFS Research Portfolio, ING MFS Total Return Portfolio, ING PIMCO Core Bond Portfolio, ING Salomon Brothers All Cap Portfolio, ING Salomon Brothers Investors Portfolio, ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, ING UBS U.S. Balanced Portfolio, ING Van Kampen Equity Growth Portfolio, ING Van Kampen Global Franchise Portfolio, ING Van Kampen Growth and Income Portfolio, and ING Van Kampen Real Estate Portfolio, each a series of ING Investors Trust, including the portfolios of investments, as of December 31, 2003, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year or period ended December 31, 2002 and the financial highlights for that period and all prior periods were audited by other auditors whose report thereon dated February 7, 2003 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios constituting ING Investors Trust as of December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG SIGNATURE

Boston, Massachusetts
February 16, 2004

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003
--------------------------------------------------------------------------------

                                               ING                                  ING               ING
                                               AIM                ING             CAPITAL           CAPITAL              ING
                                             CAPITAL           ALLIANCE           GUARDIAN          GUARDIAN           CAPITAL
                                             MID CAP            MID CAP          LARGE CAP          MANAGED           GUARDIAN
                                             GROWTH             GROWTH             VALUE             GLOBAL           SMALL CAP
                                            PORTFOLIO          PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
                                            ---------          ---------         ---------         ---------          ---------
ASSETS:
Investments in securities at value+*      $ 221,775,329      $ 530,296,935      $562,821,530      $346,309,514      $ 544,446,772
Short-term investments at value**            12,021,499                 --        16,563,275        12,754,444         26,753,823
Cash                                              1,937          4,072,017         4,806,431         3,983,503          4,045,104
Collateral for securities loaned in
  demand deposit account                     59,538,672        142,902,715       148,206,601        45,560,129        150,412,772
Foreign currencies at value***                       --                 --                --               539                 --
Unrealized appreciation on forward
  foreign currency contracts                         --                 --                --             8,625                 --
Receivables:
  Investment securities sold                         25          2,621,656            72,252           345,073          2,829,271
  Dividends and interest                         64,506             51,333           579,418           408,801            570,576
  Brokerage commission recapture                 27,038             29,856             1,167             1,355              6,177
Prepaid expenses                                  4,456              9,686            10,435             6,794             10,967
                                          -------------      -------------      ------------      ------------      -------------
  Total assets                              293,433,462        679,984,198       733,061,109       409,378,777        729,075,462
                                          -------------      -------------      ------------      ------------      -------------
LIABILITIES:
Payable for investment securities
  purchased                                     262,664          3,970,196         1,731,470         2,274,647            651,020
Accrued unified fees                            128,749            334,720           351,813           293,735            318,700
Accrued service fees                             48,200            108,090           118,064            73,433            119,312
Accrued distribution fees                           373                537               810               249                499
Unrealized depreciation on forward
  foreign currency contracts                         --                 --                --           283,822                 --
Payable upon receipt of securities
  loaned                                     59,538,672        142,902,715       148,206,601        45,560,129        150,412,772
Other payables                                       --                 --                --            15,685                 --
                                          -------------      -------------      ------------      ------------      -------------
  Total liabilities                          59,978,658        147,316,258       150,408,758        48,501,700        151,502,303
                                          -------------      -------------      ------------      ------------      -------------
NET ASSETS                                $ 233,454,804      $ 532,667,940      $582,652,351      $360,877,077      $ 577,573,159
                                          =============      =============      ============      ============      =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                             356,665,176        571,945,256       535,280,112       370,756,402        740,320,994
Undistributed net investment income                  --                 --         1,195,314         1,207,301          1,076,573
Accumulated net realized loss on
  investments                              (149,072,883)      (147,472,633)      (36,427,486)      (62,816,709)      (206,514,360)
Net unrealized appreciation of
  investments                                25,862,511        108,195,317        82,604,411        51,730,083         42,689,952
                                          -------------      -------------      ------------      ------------      -------------
NET ASSETS                                $ 233,454,804      $ 532,667,940      $582,652,351      $360,877,077      $ 577,573,159
                                          =============      =============      ============      ============      =============
------------------
+ Including securities on loan at value   $  57,565,063      $ 136,558,189      $142,626,739      $ 43,853,827      $ 142,865,830
* Cost of investments in securities       $ 195,912,568      $ 422,101,618      $480,216,757      $294,312,305      $ 501,756,231
** Cost of short-term investments         $  12,021,749      $          --      $ 16,563,637      $ 12,754,722      $  26,754,412
*** Cost of foreign currencies            $          --      $          --      $         --      $        538      $          --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                 ING                                 ING               ING
                                                 AIM               ING             CAPITAL           CAPITAL             ING
                                               CAPITAL           ALLIANCE          GUARDIAN          GUARDIAN          CAPITAL
                                               MID CAP           MID CAP          LARGE CAP          MANAGED           GUARDIAN
                                                GROWTH            GROWTH            VALUE             GLOBAL          SMALL CAP
                                              PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                              ---------         ---------         ---------         ---------         ---------
CLASS S:
  Net assets                                 $230,254,941      $528,029,492      $575,864,091      $358,795,612      $573,424,905
  Shares authorized                             unlimited         unlimited         unlimited         unlimited         unlimited
  Par value                                  $       0.01      $       0.01      $       0.01      $       0.01      $       0.01
  Shares outstanding                           17,762,417        35,431,141        54,444,845        31,743,927        52,157,716
  Net asset value and redemption price per
    share                                    $      12.96      $      14.90      $      10.58      $      11.30      $      10.99
CLASS A:
  Net assets                                 $  3,199,863      $  4,638,448      $  6,788,260      $  2,081,465      $  4,148,254
  Shares authorized                             unlimited         unlimited         unlimited         unlimited         unlimited
  Par value                                  $       0.01      $       0.01      $       0.01      $       0.01      $       0.01
  Shares outstanding                              247,426           311,783           641,417           184,280           377,122
  Net asset value and redemption price per
    share                                    $      12.93      $      14.88      $      10.58      $      11.30      $      11.00

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003
--------------------------------------------------------------------------------

                                                                                   ING                ING
                                               ING               ING             FMR(SM)         GOLDMAN SACHS           ING
                                            DEVELOPING       EAGLE ASSET       DIVERSIFIED          INTERNET             HARD
                                              WORLD          VALUE EQUITY        MID CAP         TOLLKEEPER(SM)         ASSETS
                                            PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                            ---------         ---------         ---------          ---------          ---------
ASSETS:
Investments in securities at value+*       $112,017,494      $213,278,059      $165,299,332       $55,663,710        $146,756,446
Short-term investments at value**                    --         7,657,830                --                --                  --
Cash                                          3,103,604             1,161         2,449,714           832,665           2,408,988
Collateral for securities loaned in
  demand deposit account                             --        50,981,839        42,387,934                --                  --
Foreign currencies at value***                   84,603                --                --                --              20,238
Unrealized appreciation on forward
  foreign currency contracts                        251                --                --                --                  --
Receivables:
  Investment securities sold                  2,121,243                --         2,197,120                --           3,000,658
  Dividends and interest                        310,128           192,605           154,113            12,005             490,030
Prepaid expenses                                  1,860             4,548             3,157               825                  --
                                           ------------      ------------      ------------       -----------        ------------
  Total assets                              117,639,183       272,116,042       212,491,370        56,509,205         152,676,360
                                           ------------      ------------      ------------       -----------        ------------
LIABILITIES:
Payable for investment securities
  purchased                                   2,031,499         2,913,250         2,545,284                --           4,991,136
Accrued unified fees                            135,946           118,679           103,129            74,432              76,056
Accrued service fees                             22,657            44,431            34,377            11,630              28,444
Accrued distribution fees                           222               125               453               305                 347
Unrealized depreciation on forward
  foreign currency contracts                        373                --                --                --                  --
Payable upon receipt of securities loaned            --        50,981,839        42,387,934                --                  --
                                           ------------      ------------      ------------       -----------        ------------
  Total liabilities                           2,190,697        54,058,324        45,071,177            86,367           5,095,983
                                           ------------      ------------      ------------       -----------        ------------
NET ASSETS                                 $115,448,486      $218,057,718      $167,420,193       $56,422,838        $147,580,377
                                           ============      ============      ============       ===========        ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                             128,423,932       217,356,535       148,955,522        50,979,122         123,542,398
Undistributed net investment income             159,282         2,013,146           281,421                --           1,642,409
Accumulated net realized loss on
  investments                               (35,004,694)      (32,553,398)       (6,232,011)       (3,174,238)        (14,418,608)
Net unrealized appreciation of
  investments                                21,869,966        31,241,435        24,415,261         8,617,954          36,814,178
                                           ------------      ------------      ------------       -----------        ------------
NET ASSETS                                 $115,448,486      $218,057,718      $167,420,193       $56,422,838        $147,580,377
                                           ============      ============      ============       ===========        ============
------------------
+ Including securities on loan at value    $         --      $ 49,268,337      $ 40,963,904       $        --        $         --
* Cost of investments in securities        $ 90,148,595      $182,036,539      $140,884,071       $47,045,756        $109,963,258
** Cost of short-term investments          $         --      $  7,657,915      $         --       $        --        $         --
*** Cost of foreign currencies             $     84,140      $         --      $         --       $        --        $     11,478

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                                   ING                ING
                                               ING               ING             FMR(SM)         GOLDMAN SACHS           ING
                                            DEVELOPING       EAGLE ASSET       DIVERSIFIED          INTERNET             HARD
                                              WORLD          VALUE EQUITY        MID CAP         TOLLKEEPER(SM)         ASSETS
                                            PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                            ---------         ---------         ---------          ---------          ---------
CLASS S:
  Net assets                               $113,493,603      $217,036,898      $163,667,892       $53,825,449        $144,294,303
  Shares authorized                           unlimited         unlimited         unlimited         unlimited           unlimited
  Par value                                $       0.01      $       0.01      $       0.01       $      0.01        $       0.01
  Shares outstanding                         12,230,319        13,562,215        16,553,622         8,020,150           9,688,948
  Net asset value and redemption price
    per share                              $       9.28      $      16.00      $       9.89       $      6.71        $      14.89
CLASS A:
  Net assets                               $  1,954,883      $  1,020,820      $  3,752,301       $ 2,597,389        $  3,075,125
  Shares authorized                           unlimited         unlimited         unlimited         unlimited           unlimited
  Par value                                $       0.01      $       0.01      $       0.01       $      0.01        $       0.01
  Shares outstanding                            211,004            63,756           379,187           387,605             206,450
  Net asset value and redemption price
    per share                              $       9.26      $      16.01      $       9.90       $      6.70        $      14.90
CLASS I:
  Net assets                                        n/a               n/a               n/a               n/a        $    210,949
  Shares authorized                                 n/a               n/a               n/a               n/a           unlimited
  Par value                                         n/a               n/a               n/a               n/a        $       0.01
  Shares outstanding                                n/a               n/a               n/a               n/a              14,155
  Net asset value and redemption price
    per share                                       n/a               n/a               n/a               n/a        $      14.90

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003
--------------------------------------------------------------------------------

                                                                    ING               ING               ING               ING
                                                                   JANUS             JANUS           JENNISON          JPMORGAN
                                                  ING            GROWTH AND         SPECIAL           EQUITY           SMALL CAP
                                             INTERNATIONAL         INCOME           EQUITY         OPPORTUNITIES        EQUITY
                                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                               ---------         ---------         ---------         ---------         ---------
ASSETS:
Investments in securities at value+*         $185,701,892       $212,759,075      $49,688,914      $ 309,383,942      $74,811,310
Short-term investments at amortized cost        3,498,000                 --               --         29,096,000               --
Short-term investments at value**                      --         18,099,444        4,999,837                 --               --
Cash                                                  176             45,108           19,339                129        4,022,178
Collateral for securities loaned in demand
  deposit account                              20,388,183         58,473,488       11,389,464         86,572,907        7,215,262
Foreign currencies, at value***                    32,072                 --               --              2,604               --
Unrealized appreciation on forward foreign
  currency contracts                                   --                 --            1,939                 --               --
Receivables:
  Investment securities sold                           --            362,867           80,078          6,477,683               --
  Fund shares sold                                     --                  8               --                 --                9
  Dividends and interest                          609,672            262,429           15,387            290,775           35,297
  Brokerage commission recapture                       --              2,237              975             24,678              580
Other assets                                           --                 --               --              7,135              999
Prepaid expenses                                    3,853              4,800              867                 --               --
                                             ------------       ------------      -----------      -------------      -----------
  Total assets                                210,233,848        290,009,456       66,196,800        431,855,853       86,085,635
                                             ------------       ------------      -----------      -------------      -----------
LIABILITIES:
Payable for investment securities purchased            --            190,764               --          3,052,898        2,107,602
Accrued unified fees                              154,385            161,736           37,064            187,612           54,717
Accrued service fees                               38,597             47,851           10,470             70,238           15,199
Accrued distribution fees                             587                882              587                198            1,323
Unrealized depreciation on forward foreign
  currency contracts                                   --            258,434           84,592                 --               --
Payable upon receipt of securities loaned      20,388,183         58,473,488       11,389,464         86,572,907        7,215,262
                                             ------------       ------------      -----------      -------------      -----------
  Total liabilities                            20,581,752         59,133,155       11,522,177         89,883,853        9,394,103
                                             ------------       ------------      -----------      -------------      -----------
NET ASSETS                                   $189,652,096       $230,876,301      $54,674,623      $ 341,972,000      $76,691,532
                                             ============       ============      ===========      =============      ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                               169,841,810        222,695,875       50,328,838        473,966,865       65,262,071
Undistributed net investment income             1,483,299            435,449           63,751            942,994               --
Accumulated net realized gain (loss) on
  investments                                 (15,064,578)       (22,839,193)      (6,299,215)      (183,435,595)         184,009
Net unrealized appreciation of investments     33,391,565         30,584,170       10,581,249         50,497,736       11,245,452
                                             ------------       ------------      -----------      -------------      -----------
NET ASSETS                                   $189,652,096       $230,876,301      $54,674,623      $ 341,972,000      $76,691,532
                                             ============       ============      ===========      =============      ===========
------------------
+ Including securities on loan at value      $ 19,827,223       $ 56,600,895      $11,001,031      $  83,116,013      $ 6,912,663
* Cost of investments in securities          $152,364,521       $181,916,903      $39,024,960      $ 258,886,230      $63,565,858
** Cost of short-term investments            $         --       $ 18,099,592      $ 4,999,889      $          --      $        --
*** Cost of foreign currencies               $     31,886       $         --      $        --      $       2,562      $        --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                    ING               ING               ING               ING
                                                                   JANUS             JANUS           JENNISON          JP MORGAN
                                                  ING              GROWTH           SPECIAL           EQUITY           SMALL CAP
                                             INTERNATIONAL        & INCOME          EQUITY         OPPORTUNITIES        EQUITY
                                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                               ---------         ---------         ---------         ---------         ---------
CLASS S:
  Net assets                                 $184,661,642       $223,701,040      $53,872,732      $340,331,244       $65,647,565
  Shares authorized                             unlimited          unlimited        unlimited         unlimited         unlimited
  Par value                                  $       0.01       $       0.01      $      0.01      $       0.01       $      0.01
  Shares outstanding                           20,798,895         25,358,098        5,729,179        25,908,881         6,176,373
  Net asset value and redemption price
    per share                                $       8.88       $       8.82      $      9.40      $      13.14       $     10.63
CLASS A:
  Net assets                                 $  4,990,454       $  7,175,261      $   801,891      $  1,640,756       $11,043,967
  Shares authorized                             unlimited          unlimited        unlimited         unlimited         unlimited
  Par value                                  $       0.01       $       0.01      $      0.01      $       0.01       $      0.01
  Shares outstanding                              561,586            812,966           85,402           124,879         1,041,537
  Net asset value and redemption price
    per share                                $       8.89       $       8.83      $      9.39      $      13.14       $     10.60

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003
--------------------------------------------------------------------------------

                                                ING               ING               ING                ING                ING
                                            JULIUS BAER         LIMITED            LIQUID            MARSICO            MERCURY
                                              FOREIGN        MATURITY BOND         ASSETS             GROWTH          FOCUS VALUE
                                             PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                             ---------         ---------         ---------          ---------          ---------
ASSETS:
Investments in securities at value+*        $36,009,305      $545,966,747       $         --      $  818,970,506      $25,717,903
Short-term investments at amortized cost             --        21,627,000        775,302,926                  --               --
Short-term investments at value**                    --                --                 --          36,998,767               --
Cash                                          3,342,988            26,061                759              57,820        3,228,896
Collateral for securities loaned in demand
  deposit account                                    --       148,876,828                 --         231,142,947               --
Foreign currencies, at value***               1,800,740                --                 --                  --               --
Unrealized appreciation on forward foreign
  currency contracts                                172                --                 --                  --               --
Receivables:
  Investment securities sold                     44,829         3,939,785                 --                  --          990,557
  Fund shares sold                                   --                --                 --                  11               --
  Dividends and interest                         30,661         6,883,627          3,463,648             352,938           24,464
  Brokerage commission recapture                     --                --                 --              36,898      --.........
Other assets                                        520            15,284             24,904              17,634              394
                                            -----------      ------------       ------------      --------------      -----------
  Total assets                               41,229,215       727,335,332        778,792,237       1,087,577,521       29,962,214
                                            -----------      ------------       ------------      --------------      -----------
LIABILITIES:
Payable for investment securities
  purchased                                   1,429,732         6,145,916                 --                  --        1,920,566
Accrued unified fees                             30,449           134,516            189,516             551,697           17,770
Accrued service fees                              7,612           122,172            172,134             177,774            5,553
Accrued distribution fees                           298                --                676                 988               92
Unrealized depreciation on forward foreign
  currency contracts                                806                --                 --             205,909               --
Payable upon receipt of securities loaned            --       148,876,828                 --         231,142,947               --
Distributions payable                                --                --            466,354                  --               --
Payable for trustee fees                             --                --              2,688                  --               --
                                            -----------      ------------       ------------      --------------      -----------
  Total liabilities                           1,468,897       155,279,432            831,368         232,079,315        1,943,981
                                            -----------      ------------       ------------      --------------      -----------
NET ASSETS                                  $39,760,318      $572,055,900       $777,960,869      $  855,498,206      $28,018,233
                                            ===========      ============       ============      ==============      ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                              35,537,132       536,498,390        777,961,049       1,567,239,039       24,428,618
Undistributed (overdistributed) net
  investment income                            (119,466)       20,565,525                 --               2,091               --
Accumulated net realized gain (loss) on
  investments                                    80,120         3,183,876               (180)       (895,496,194)         399,484
Net unrealized appreciation of investments    4,262,532        11,808,109                 --         183,753,270        3,190,131
                                            -----------      ------------       ------------      --------------      -----------
NET ASSETS                                  $39,760,318      $572,055,900       $777,960,869      $  855,498,206      $28,018,233
                                            ===========      ============       ============      ==============      ===========
------------------
+ Including securities on loan at value     $        --      $146,071,115       $         --      $  224,309,436      $        --
* Cost of investments in securities         $31,738,613      $534,158,638       $         --      $  672,016,394      $22,527,772
** Cost of short-term investments           $        --      $         --       $         --      $   36,993,383      $        --
*** Cost of foreign currencies              $ 1,787,066      $         --       $         --      $           --      $        --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                  ING               ING               ING               ING               ING
                                              JULIUS BAER         LIMITED            LIQUID           MARSICO           MERCURY
                                                FOREIGN        MATURITY BOND         ASSETS            GROWTH         FOCUS VALUE
                                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                               ---------         ---------         ---------         ---------         ---------
CLASS S:
  Net assets                                  $37,205,386      $572,055,900       $772,725,477      $845,268,566      $27,213,046
  Shares authorized                             unlimited         unlimited          unlimited         unlimited        unlimited
  Par value                                   $      0.01      $       0.01       $       0.01      $       0.01      $      0.01
  Shares outstanding                            3,570,237        49,124,156        772,731,774        65,542,551        2,477,724
  Net asset value and redemption price per
    share                                     $     10.42      $      11.65       $       1.00      $      12.90      $     10.98
CLASS A:
  Net assets                                  $ 2,554,932               n/a       $  5,235,392      $  8,268,234      $   805,187
  Shares authorized                             unlimited               n/a          unlimited         unlimited        unlimited
  Par value                                   $      0.01               n/a       $       0.01      $       0.01      $      0.01
  Shares outstanding                              244,949               n/a          5,235,387           642,141           73,448
  Net asset value and redemption price per
    share                                     $     10.43               n/a       $       1.00      $      12.88      $     10.96
CLASS I:
  Net assets                                          n/a               n/a                n/a      $  1,926,052              n/a
  Shares authorized                                   n/a               n/a                n/a         unlimited              n/a
  Par value                                           n/a               n/a                n/a      $       0.01              n/a
  Shares outstanding                                  n/a               n/a                n/a           149,179              n/a
  Net asset value and redemption price per
    share                                             n/a               n/a                n/a      $      12.91              n/a
CLASS R:
  Net assets                                          n/a               n/a                n/a      $     35,354              n/a
  Shares authorized                                   n/a               n/a                n/a         unlimited              n/a
  Par value                                           n/a               n/a                n/a      $       0.01              n/a
  Shares outstanding                                  n/a               n/a                n/a             2,741              n/a
  Net asset value and redemption price per
    share                                             n/a               n/a                n/a      $      12.90              n/a

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003
--------------------------------------------------------------------------------

                                            ING                ING                                    ING                ING
                                          MERCURY              MFS                 ING                MFS               PIMCO
                                        FUNDAMENTAL          MID CAP               MFS               TOTAL               CORE
                                          GROWTH             GROWTH             RESEARCH             RETURN              BOND
                                         PORTFOLIO          PORTFOLIO           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                         ---------          ---------           ---------          ---------          ---------
ASSETS:
Investments in securities at value+*    $14,786,236      $   734,903,230      $ 624,930,907      $1,316,190,496      $402,754,177
Short-term investments at value**                --           26,743,886         24,333,986          31,884,671       136,298,302
Cash                                        682,088                  476                 --                 139         4,707,494
Collateral for securities loaned in
  demand deposit account                         --          207,528,520        170,089,304         352,041,032       102,430,234
Foreign currencies, at value***                  --                   --                218                  --         2,702,931
Unrealized appreciation on forward
  foreign currency contracts                     --                   --                 --               3,801           214,229
Receivables:
  Investment securities sold                 14,412            1,185,500          7,379,442           5,818,678        81,473,325
  Dividends and interest                     12,293              192,011            986,774           7,165,001         4,088,530
  Variation margin                               --                   --                 --                  --            36,310
  Brokerage commission recapture                 --               25,678             21,569              10,103                --
Other assets                                    267               16,033             14,508              28,396            13,325
                                        -----------      ---------------      -------------      --------------      ------------
  Total assets                           15,495,296          970,595,334        827,756,708       1,713,142,317       734,718,857
                                        -----------      ---------------      -------------      --------------      ------------
LIABILITIES:
Payable for investment securities
  purchased                                 144,881            6,443,473         10,288,669          13,602,484                --
Payable for investment securities
  purchased on a when-issued basis               --                   --                 --                  --         6,138,438
Accrued unified fees                          9,881              400,698            341,868             711,401           276,870
Accrued service fees                          3,088              156,550            134,100             278,638           114,268
Accrued distribution fees                       103                1,162                238               2,177             2,058
Unrealized depreciation on forward
  foreign currency contracts                     --                   --                 --                  --           794,013
Payable upon receipt of securities
  loaned                                         --          207,528,520        170,089,304         352,041,032       102,430,234
Payable to custodian                             --                   --             26,791                  --                --
Options written (Premiums $3,214,589)            --                   --                 --                  --         2,141,514
Interest rate swap agreements at value
  (Cost $325,842)                                --                   --                 --                  --         1,165,048
Credit default agreements at value
  (Cost $0)                                      --                   --                 --                  --            59,052
Securities sold short at market value
  (Proceeds $79,473,325)                         --                   --                 --                  --        80,168,263
                                        -----------      ---------------      -------------      --------------      ------------
  Total liabilities                         157,953          214,530,403        180,880,970         366,635,732       193,289,758
                                        -----------      ---------------      -------------      --------------      ------------
NET ASSETS                              $15,337,343      $   756,064,931      $ 646,875,738      $1,346,506,585      $541,429,099
                                        ===========      ===============      =============      ==============      ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                          13,357,117        1,689,474,836        943,923,211       1,241,098,647       513,641,703
Undistributed net investment income              --                   --          4,997,649          27,309,017        18,335,823
Accumulated net realized gain (loss)
  on investments                             75,286       (1,071,155,571)      (358,915,734)        (44,029,085)       (1,038,864)
Net unrealized appreciation of
  investments                             1,904,940          137,745,666         56,870,612         122,128,006        10,490,437
                                        -----------      ---------------      -------------      --------------      ------------
NET ASSETS                              $15,337,343      $   756,064,931      $ 646,875,738      $1,346,506,585      $541,429,099
                                        ===========      ===============      =============      ==============      ============
------------------
+ Including securities on loan at
  value                                 $        --      $   200,634,696      $ 164,209,958      $  341,745,369      $100,977,016
* Cost of investments in securities     $12,881,296      $   597,158,387      $ 568,119,978      $1,194,078,834      $393,990,235
** Cost of short-term investments       $        --      $    26,744,443      $  24,334,492      $   31,885,336      $136,291,416
*** Cost of foreign currencies          $        --      $            --      $         215      $           --      $  2,639,310

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                ING              ING                                  ING                ING
                                              MERCURY            MFS               ING                MFS               PIMCO
                                            FUNDAMENTAL        MID CAP             MFS               TOTAL               CORE
                                              GROWTH            GROWTH           RESEARCH            RETURN              BOND
                                             PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
                                             ---------        ---------         ---------          ---------          ---------
CLASS S:
  Net assets                                $14,480,647      $743,049,084      $644,822,745      $1,326,167,892      $525,001,191
  Shares authorized                           unlimited         unlimited         unlimited           unlimited         unlimited
  Par value                                 $      0.01      $       0.01      $       0.01      $         0.01      $       0.01
  Shares outstanding                          1,416,393        73,549,499        43,354,258          77,072,678        48,973,948
  Net asset value and redemption price
    per share                               $     10.22      $      10.10      $      14.87      $        17.21      $      10.72
CLASS A:
  Net assets                                $   856,696      $  9,620,334      $  1,949,607      $   18,034,821      $ 16,427,908
  Shares authorized                           unlimited         unlimited         unlimited           unlimited         unlimited
  Par value                                 $      0.01      $       0.01      $       0.01      $         0.01      $       0.01
  Shares outstanding                             83,950           953,642           130,983           1,049,813         1,533,008
  Net asset value and redemption price
    per share                               $     10.20      $      10.09      $      14.88      $        17.18      $      10.71
CLASS I:
  Net assets                                        n/a      $  3,395,513      $    103,386      $    2,303,044               n/a
  Shares authorized                                 n/a         unlimited         unlimited           unlimited               n/a
  Par value                                         n/a      $       0.01      $       0.01      $         0.01               n/a
  Shares outstanding                                n/a           335,359             6,951             133,767               n/a
  Net asset value and redemption price
    per share                                       n/a      $      10.13      $      14.87      $        17.22               n/a
CLASS R:
  Net assets                                        n/a               n/a               n/a      $          828               n/a
  Shares authorized                                 n/a               n/a               n/a           unlimited               n/a
  Par value                                         n/a               n/a               n/a      $         0.01               n/a
  Shares outstanding                                n/a               n/a               n/a                  48               n/a
  Net asset value and redemption price
    per share                                       n/a               n/a               n/a      $        17.19               n/a

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003
--------------------------------------------------------------------------------

                                               ING               ING                ING                 ING               ING
                                             SALOMON           SALOMON         T. ROWE PRICE       T. ROWE PRICE          UBS
                                             BROTHERS          BROTHERS           CAPITAL             EQUITY             U.S.
                                             ALL CAP          INVESTORS         APPRECIATION          INCOME           BALANCED
                                            PORTFOLIO         PORTFOLIO          PORTFOLIO           PORTFOLIO         PORTFOLIO
                                            ---------         ---------          ---------           ---------         ---------
ASSETS:
Investments in securities at value+*       $416,147,152      $133,247,681      $1,190,256,877      $647,018,721       $65,641,471
Short-term investments at amortized cost             --         7,741,000                  --                --                --
Short-term investments at value**            22,232,259                --          19,548,118                --                --
Cash                                                702             1,168         252,998,124        27,856,652         4,342,683
Collateral for securities loaned            110,993,097        39,300,708         269,303,079       142,897,549        14,239,750
Foreign currencies, at value***                      --                --             974,166                --                --
Receivables:
  Investment securities sold                         --                --           1,176,797           240,132           329,845
  Receivable for fund shares sold                    --                --                  --                10                --
  Dividends and interest                        484,579           212,746           3,941,403         1,737,447           238,402
  Brokerage commission recapture                 15,750                --              33,666            14,433                --
Other assets                                      8,334             2,755              28,410            12,536             1,243
                                           ------------      ------------      --------------      ------------       -----------
  Total assets                              549,881,873       180,506,058       1,738,260,640       819,777,480        84,793,394
                                           ------------      ------------      --------------      ------------       -----------
LIABILITIES:
Payable for investment securities
  purchased                                   2,556,596                --                 415         3,392,502           842,475
Accrued unified fees                            265,318            85,990             801,159           361,051            42,757
Accrued service fees                             89,029            28,807             293,914           134,644            14,252
Accrued distribution fees                           722               124               2,401             1,357               113
Unrealized depreciation on forward
  foreign currency contracts                         --                --               7,971                --                --
Payable upon receipt of securities loaned   110,993,097        39,300,708         269,303,079       142,897,549        14,239,750
                                           ------------      ------------      --------------      ------------       -----------
  Total liabilities                         113,904,762        39,415,629         270,408,939       146,787,103        15,139,347
                                           ------------      ------------      --------------      ------------       -----------
NET ASSETS                                 $435,977,111      $141,090,429      $1,467,851,701      $672,990,377       $69,654,047
                                           ============      ============      ==============      ============       ===========
NET ASSETS WERE COMPRISED OF:
Paid-in capital                             422,676,349       141,470,239       1,173,717,877       631,741,951        72,128,432
Undistributed net investment income             933,566         1,315,148          19,919,659         8,331,964           710,805
Accumulated net realized gain (loss) on
  investments                               (42,700,641)      (15,718,487)         12,169,813        (5,654,539)       (9,300,361)
Net unrealized appreciation of
  investments                                55,067,837        14,023,529         262,044,352        38,571,001         6,115,171
                                           ------------      ------------      --------------      ------------       -----------
NET ASSETS                                 $435,977,111      $141,090,429      $1,467,851,701      $672,990,377       $69,654,047
                                           ============      ============      ==============      ============       ===========
------------------
+ Including securities on loan at value    $107,273,199      $ 38,142,894      $  260,171,063      $137,746,603       $13,897,966
* Cost of investments in securities        $361,078,944      $119,224,152      $  928,257,707      $608,447,720       $59,526,300
** Cost of short-term investments          $ 22,232,630      $         --      $   19,501,702      $         --       $        --
*** Cost of foreign currencies             $         --      $         --      $      967,425      $         --       $        --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                               ING               ING                ING                 ING               ING
                                             SALOMON           SALOMON         T. ROWE PRICE       T. ROWE PRICE          UBS
                                             BROTHERS          BROTHERS           CAPITAL             EQUITY             U.S.
                                             ALL CAP          INVESTORS         APPRECIATION          INCOME           BALANCED
                                            PORTFOLIO         PORTFOLIO          PORTFOLIO           PORTFOLIO         PORTFOLIO
                                            ---------         ---------          ---------           ---------         ---------
CLASS S:
  Net assets                               $429,842,875      $139,825,249      $1,413,027,159      $658,865,944       $68,691,377
  Shares authorized                           unlimited         unlimited           unlimited         unlimited         unlimited
  Par value                                $       0.01      $       0.01      $         0.01      $       0.01       $      0.01
  Shares outstanding                         36,187,733        13,307,081          66,166,578        54,343,090         7,941,855
  Net asset value and redemption price
    per share                              $      11.88      $      10.51      $        21.36      $      12.12       $      8.65
CLASS A:
  Net assets                               $  6,134,236      $  1,014,799      $   20,123,247      $ 11,362,367       $   962,670
  Shares authorized                           unlimited         unlimited           unlimited         unlimited         unlimited
  Par value                                $       0.01      $       0.01      $         0.01      $       0.01       $      0.01
  Shares outstanding                            516,121            96,504             942,327           937,864           111,263
  Net asset value and redemption price
    per share                              $      11.89      $      10.52      $        21.35      $      12.12       $      8.65
CLASS I:
  Net assets                                        n/a      $    250,381      $   34,659,028      $  2,762,066               n/a
  Shares authorized                                 n/a         unlimited           unlimited         unlimited               n/a
  Par value                                         n/a      $       0.01      $         0.01      $       0.01               n/a
  Shares outstanding                                n/a            23,821           1,623,108           227,750               n/a
  Net asset value and redemption price
    per share                                       n/a      $      10.51      $        21.35      $      12.13               n/a
CLASS R:
  Net assets                                        n/a               n/a      $       42,267               n/a               n/a
  Shares authorized                                 n/a               n/a           unlimited               n/a               n/a
  Par value                                         n/a               n/a      $         0.01               n/a               n/a
  Shares outstanding                                n/a               n/a               1,981               n/a               n/a
  Net asset value and redemption price
    per share                                       n/a               n/a      $        21.34               n/a               n/a

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003
--------------------------------------------------------------------------------

                                                                  ING              ING              ING               ING
                                                              VAN KAMPEN       VAN KAMPEN        VAN KAMPEN        VAN KAMPEN
                                                                EQUITY           GLOBAL          GROWTH AND           REAL
                                                                GROWTH          FRANCHISE          INCOME            ESTATE
                                                               PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                               ---------        ---------        ---------         ---------
ASSETS:
Investments in securities at value+*                          $34,960,371      $68,471,802      $774,101,290      $331,834,184
Short-term investments at value**                                      --               --         7,397,712        10,499,557
Cash                                                              959,729        5,785,816               918         5,351,385
Collateral for securities loaned in demand deposit account             --               --       193,648,498        10,659,897
Foreign currencies at value***                                         --           26,976                --                --
Unrealized appreciation on forward foreign currency
  contracts                                                            --            8,151                --                --
Receivables:
  Investment securities sold                                      604,113           47,148         1,713,490                --
  Receivable for fund shares sold                                      --               --                19                --
  Dividends and interest                                           23,188          160,094         1,691,678         1,810,695
  Brokerage commission recapture                                       --               --            15,931                --
Other assets                                                          527            1,092            16,203             6,464
                                                              -----------      -----------      ------------      ------------
  Total assets                                                 36,547,928       74,501,079       978,585,739       360,162,182
                                                              -----------      -----------      ------------      ------------
LIABILITIES:
Payable for investment securities purchased                       822,702        1,403,232           520,681         1,337,658
Accrued unified fees                                               21,624           56,938           427,563           192,424
Accrued service fees                                                7,208           14,234           160,069            71,941
Accrued distribution fees                                             721            1,717             2,876               755
Unrealized depreciation on forward foreign currency
  contracts                                                            --          384,366                --                --
Payable upon receipt of securities loaned                              --               --       193,648,498        10,659,897
                                                              -----------      -----------      ------------      ------------
  Total liabilities                                               852,255        1,860,487       194,759,687        12,262,675
                                                              -----------      -----------      ------------      ------------
NET ASSETS                                                    $35,695,673      $72,640,592      $783,826,052      $347,899,507
                                                              ===========      ===========      ============      ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                32,436,822       60,516,137       735,532,438       274,123,836
Undistributed net investment income                                 3,418          375,460         8,073,643         7,371,780
Accumulated net realized gain (loss) on investments               311,539         (169,515)      (66,508,727)        6,175,436
Net unrealized appreciation of investments                      2,943,894       11,918,510       106,728,698        60,228,455
                                                              -----------      -----------      ------------      ------------
NET ASSETS                                                    $35,695,673      $72,640,592      $783,826,052      $347,899,507
                                                              ===========      ===========      ============      ============
------------------
+ Including securities on loan at value                       $        --      $        --      $188,055,758      $ 10,104,732
* Cost of investments in securities                           $32,016,477      $56,170,731      $667,372,448      $271,605,508
** Cost of short-term investments                             $        --      $        --      $  7,397,856      $ 10,499,778
*** Cost of foreign currencies                                $        --      $    26,814      $         --      $         --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                  ING              ING              ING               ING
                                                              VAN KAMPEN       VAN KAMPEN        VAN KAMPEN        VAN KAMPEN
                                                                EQUITY           GLOBAL          GROWTH AND           REAL
                                                                GROWTH          FRANCHISE          INCOME            ESTATE
                                                               PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                               ---------        ---------        ---------         ---------
CLASS S:
  Net assets                                                  $29,802,544      $58,097,872      $759,747,418      $341,125,553
  Shares authorized                                             unlimited        unlimited         unlimited         unlimited
  Par value                                                   $      0.01      $      0.01      $       0.01      $       0.01
  Shares outstanding                                            3,087,414        5,184,791        34,558,095        16,674,170
  Net asset value and redemption price per share              $      9.65      $     11.21      $      21.98      $      20.46
CLASS A:
  Net assets                                                  $ 5,893,129      $14,542,720      $ 24,078,634      $  6,240,021
  Shares authorized                                             unlimited        unlimited         unlimited         unlimited
  Par value                                                   $      0.01      $      0.01      $       0.01      $       0.01
  Shares outstanding                                              611,002        1,299,356         1,095,036           304,784
  Net asset value and redemption price per share              $      9.65      $     11.19      $      21.99      $      20.47
CLASS I:
  Net assets                                                          n/a              n/a               n/a      $    533,933
  Shares authorized                                                   n/a              n/a               n/a         unlimited
  Par value                                                           n/a              n/a               n/a      $       0.01
  Shares outstanding                                                  n/a              n/a               n/a            26,068
  Net asset value and redemption price per share                      n/a              n/a               n/a      $      20.48

                 See Accompanying Notes to Financial Statements

         STATEMENTS OF OPERATIONS for the year ended December 31, 2003
--------------------------------------------------------------------------------

                                                ING                 ING                  ING                   ING
                                            AIM CAPITAL           ALLIANCE         CAPITAL GUARDIAN      CAPITAL GUARDIAN
                                           MID CAP GROWTH      MID CAP GROWTH      LARGE CAP VALUE        MANAGED GLOBAL
                                             PORTFOLIO           PORTFOLIO            PORTFOLIO             PORTFOLIO
                                             ---------           ---------            ---------             ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes
    withheld)*                              $   679,164         $    979,520         $  5,128,084          $  4,141,299
  Interest                                      141,511                   23               58,073               195,319
  Securities lending income                      41,929              213,556               53,892                97,478
                                            -----------         ------------         ------------          ------------
    Total investment income                     862,604            1,193,099            5,240,049             4,434,096
                                            -----------         ------------         ------------          ------------
EXPENSES:
  Unified fees                                1,200,587            3,038,760            3,052,061             2,720,882
  Distribution and service fees:
    Class S                                     437,140              960,951            1,009,866               678,508
    Class A                                       4,524                6,090               13,843                 2,734
  Trustee fees and expenses                      12,771               27,891               26,394                18,861
                                            -----------         ------------         ------------          ------------
    Total expenses                            1,655,022            4,033,692            4,102,164             3,420,985
Less:
  Brokerage commission recapture                134,394              202,336               61,241                15,900
                                            -----------         ------------         ------------          ------------
    Net expenses                              1,520,628            3,831,356            4,040,923             3,405,085
                                            -----------         ------------         ------------          ------------
  Net investment income (loss)                 (658,024)          (2,638,257)           1,199,126             1,029,011
                                            -----------         ------------         ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investments                              27,553,915           83,706,555          (16,037,894)          (17,900,126)
    Foreign currencies                               --                   --                   --               243,059
                                            -----------         ------------         ------------          ------------
  Net realized gain (loss) on
    investments and foreign currencies       27,553,915           83,706,555          (16,037,894)          (17,657,067)
  Net change in unrealized appreciation
    or depreciation of investments and
    foreign currencies                       37,856,794          115,668,311          145,237,279           105,953,277
                                            -----------         ------------         ------------          ------------
    Net realized and unrealized gain on
      investments and foreign
      currencies                             65,410,709          199,374,866          129,199,385            88,296,210
                                            -----------         ------------         ------------          ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                              $64,752,685         $196,736,609         $130,398,511          $ 89,325,221
                                            ===========         ============         ============          ============
------------------
* Foreign taxes withheld                    $     2,286         $         --         $     49,920          $    323,630

                                               ING
                                         CAPITAL GUARDIAN
                                            SMALL CAP
                                            PORTFOLIO
                                            ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes
    withheld)*                             $  4,821,366
  Interest                                      303,468
  Securities lending income                     169,129
                                           ------------
    Total investment income                   5,293,963
                                           ------------
EXPENSES:
  Unified fees                                2,984,748
  Distribution and service fees:
    Class S                                   1,089,963
    Class A                                       6,351
  Trustee fees and expenses                      27,243
                                           ------------
    Total expenses                            4,108,305
Less:
  Brokerage commission recapture                 22,322
                                           ------------
    Net expenses                              4,085,983
                                           ------------
  Net investment income (loss)                1,207,980
                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investments                             (36,198,809)
    Foreign currencies                               --
                                           ------------
  Net realized gain (loss) on
    investments and foreign currencies      (36,198,809)
  Net change in unrealized appreciation
    or depreciation of investments and
    foreign currencies                      186,731,212
                                           ------------
    Net realized and unrealized gain on
      investments and foreign
      currencies                            150,532,403
                                           ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                             $151,740,383
                                           ============
------------------
* Foreign taxes withheld                   $     16,174

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                                     ING               ING
                                                  ING              ING             FMR(SM)        GOLDMAN SACHS           ING
                                              DEVELOPING       EAGLE ASSET       DIVERSIFIED         INTERNET            HARD
                                                 WORLD         VALUE EQUITY        MID CAP        TOLLKEEPER(SM)        ASSETS
                                               PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
                                               ---------        ---------         ---------         ---------          ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes
    withheld)*                                $ 2,093,168      $ 3,686,944       $ 1,609,277       $    65,182        $ 2,936,385
  Interest                                         45,635           33,496                46                39             25,782
  Securities lending income                            --           22,303             1,769                --                 --
  Other                                                --               --             4,487                --                 --
                                              -----------      -----------       -----------       -----------        -----------
    Total investment income                     2,138,803        3,742,743         1,615,579            65,221          2,962,167
                                              -----------      -----------       -----------       -----------        -----------
EXPENSES:
  Unified fees                                  1,129,810        1,253,903           912,262           506,545            584,751
  Distribution and service fees:
    Class S                                       186,543          457,584           299,700            76,995            211,900
    Class A                                         2,812            2,217             7,015             3,443              4,062
  Trustee fees and expenses                        20,492           13,732             6,564             1,661              5,272
                                              -----------      -----------       -----------       -----------        -----------
    Total expenses                              1,339,657        1,727,436         1,225,541           588,644            805,985
                                              -----------      -----------       -----------       -----------        -----------
  Net investment income (loss)                    799,146        2,015,307           390,038          (523,423)         2,156,182
                                              -----------      -----------       -----------       -----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investments                                 4,344,284       (4,882,185)        2,964,859           655,924          3,369,265
    Foreign currencies                           (539,380)              --                --                --           (468,159)
                                              -----------      -----------       -----------       -----------        -----------
  Net realized gain (loss) on investments
    and foreign currencies                      3,804,904       (4,882,185)        2,964,859           655,924          2,901,106
  Net change in unrealized appreciation or
    depreciation of investments and
    foreign currencies                         26,182,251       45,500,570        34,027,014        10,527,420         37,014,985
                                              -----------      -----------       -----------       -----------        -----------
    Net realized and unrealized gain on
      investments and foreign currencies       29,987,155       40,618,385        36,991,873        11,183,344         39,916,091
                                              -----------      -----------       -----------       -----------        -----------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                $30,786,301      $42,633,692       $37,381,911       $10,659,921        $42,072,273
                                              ===========      ===========       ===========       ===========        ===========
------------------
* Foreign taxes withheld                      $   204,255      $    21,989       $     3,895       $        --        $   200,104

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                  ING                                   ING               ING
                                                                 JANUS              ING              JENNISON          JPMORGAN
                                                ING           GROWTH AND           JANUS              EQUITY           SMALL CAP
                                           INTERNATIONAL        INCOME         SPECIAL EQUITY      OPPORTUNITIES        EQUITY
                                             PORTFOLIO         PORTFOLIO         PORTFOLIO           PORTFOLIO         PORTFOLIO
                                             ---------         ---------         ---------           ---------         ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes
    withheld)*                              $ 3,459,177       $ 2,040,537       $   154,191         $ 3,287,598       $   212,140
  Interest                                      206,345           483,724            27,407             214,897                80
  Securities lending income                      61,857            18,091            10,964              45,165                --
                                            -----------       -----------       -----------         -----------       -----------
    Total investment income                   3,727,379         2,542,352           192,562           3,547,660           212,220
                                            -----------       -----------       -----------         -----------       -----------
EXPENSES:
  Unified fees                                1,525,191         1,526,514           281,619           1,982,033           328,237
  Distribution and service fees:
    Class S                                     376,024           439,900            82,250             723,714            80,300
    Class A                                       8,426            15,493             1,142               2,829            17,604
  Trustee fees and expenses                      11,668            12,674             3,689              28,076             1,538
                                            -----------       -----------       -----------         -----------       -----------
    Total expenses                            1,921,309         1,994,581           368,700           2,736,652           427,679
Less:
  Brokerage commission recapture                     --            27,290             8,796             141,485             4,231
                                            -----------       -----------       -----------         -----------       -----------
    Net expenses                              1,921,309         1,967,291           359,904           2,595,167           423,448
                                            -----------       -----------       -----------         -----------       -----------
  Net investment income (loss)                1,806,070           575,061          (167,342)            952,493          (211,228)
                                            -----------       -----------       -----------         -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
  Net realized gain (loss) on:
    Investments                                (713,487)       (4,171,408)          470,742          26,257,240           878,276
    Foreign currencies                         (320,740)         (137,653)          (83,513)             (8,271)               --
                                            -----------       -----------       -----------         -----------       -----------
  Net realized gain (loss) on
    investments and foreign currencies       (1,034,227)       (4,309,061)          387,229          26,248,969           878,276
  Net change in unrealized appreciation
    or depreciation of investments and
    foreign currencies                       41,465,068        42,358,344        13,667,429          54,194,915        12,065,600
                                            -----------       -----------       -----------         -----------       -----------
    Net realized and unrealized gain on
      investments and foreign
      currencies                             40,430,841        38,049,283        14,054,658          80,443,884        12,943,876
                                            -----------       -----------       -----------         -----------       -----------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                              $42,236,911       $38,624,344       $13,887,316         $81,396,377       $12,732,648
                                            ===========       ===========       ===========         ===========       ===========
------------------
* Foreign taxes withheld                    $   441,549       $    11,998       $     2,852         $    36,435       $        --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                                                                          ING
                                                    ING               ING               ING              ING            MERCURY
                                                JULIUS BAER         LIMITED           LIQUID           MARSICO           FOCUS
                                                  FOREIGN        MATURITY BOND        ASSETS            GROWTH           VALUE
                                                 PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                 ---------         ---------         ---------        ---------        ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld)*    $  379,295        $     1,188       $        --      $  5,491,396      $  184,010
  Interest                                             301         23,604,068        12,501,344           381,381              62
  Securities lending income                             --            305,630           184,737           153,540              --
                                                ----------        -----------       -----------      ------------      ----------
    Total investment income                        379,596         23,910,886        12,686,081         6,026,317         184,072
                                                ----------        -----------       -----------      ------------      ----------
EXPENSES:
  Unified fees                                     195,736          1,713,529         2,686,836         5,560,753         119,787
  Distribution and Service fees:
    Class S                                         46,283          1,576,847         2,466,514         1,753,795          36,884
    Class A                                          4,239                 --            14,806            13,602           1,052
  Trustee fees and expenses                          1,052             50,870            78,786            52,532             764
                                                ----------        -----------       -----------      ------------      ----------
    Total expenses                                 247,310          3,341,246         5,246,942         7,380,682         158,487
Less:
  Brokerage commission recapture                        --                 --                --           172,615              --
                                                ----------        -----------       -----------      ------------      ----------
    Net expenses                                   247,310          3,341,246         5,246,942         7,208,067         158,487
                                                ----------        -----------       -----------      ------------      ----------
  Net investment income (loss)                     132,286         20,569,640         7,439,139        (1,181,750)         25,585
                                                ----------        -----------       -----------      ------------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on:
    Investments                                  1,572,850          3,382,563              (180)        2,325,620         995,260
    Foreign currencies                             (61,958)                --                --          (285,943)             --
                                                ----------        -----------       -----------      ------------      ----------
  Net realized gain (loss) on investments
    and foreign currencies                       1,510,892          3,382,563              (180)        2,039,677         995,260
  Net change in unrealized appreciation or
    depreciation of investments and foreign
    currencies                                   5,145,222         (6,516,033)               --       197,329,915       3,505,557
                                                ----------        -----------       -----------      ------------      ----------
    Net realized and unrealized gain (loss)
      on investments and foreign currencies      6,656,114         (3,133,470)             (180)      199,369,592       4,500,817
                                                ----------        -----------       -----------      ------------      ----------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                  $6,788,400        $17,436,170       $ 7,438,959      $198,187,842      $4,526,402
                                                ==========        ===========       ===========      ============      ==========
------------------
* Foreign taxes withheld                        $   44,498        $        --       $        --      $    113,387      $    1,951

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                  ING              ING                                 ING               ING
                                                MERCURY            MFS               ING               MFS              PIMCO
                                              FUNDAMENTAL        MID CAP             MFS              TOTAL              CORE
                                                GROWTH            GROWTH           RESEARCH           RETURN             BOND
                                               PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                               ---------        ---------         ---------         ---------         ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes
    withheld)*                                $   74,832       $  2,369,318      $  9,693,182      $ 14,407,898      $      8,013
  Interest                                           183            315,698           248,952        22,943,659        24,140,991
  Securities lending income                           --            156,856            48,051           185,803            26,085
                                              ----------       ------------      ------------      ------------      ------------
    Total investment income                       75,015          2,841,872         9,990,185        37,537,360        24,175,089
                                              ----------       ------------      ------------      ------------      ------------
EXPENSES:
  Unified fees                                    76,638          4,026,704         3,773,588         7,319,677         3,277,955
  Distribution and service fees:
    Class S                                       22,861          1,553,196         1,465,240         2,823,643         1,328,709
    Class A                                        1,739             16,069             4,199            35,150            39,804
  Trustee fees and expenses                          526             46,750            45,510            83,404            30,984
                                              ----------       ------------      ------------      ------------      ------------
    Total expenses                               101,764          5,642,719         5,288,537        10,261,874         4,677,452
Less:
  Brokerage commission recapture                      --            176,861           284,382           165,319                --
  Reimbursement of unified fee                        --             70,329            73,494            15,918                --
                                              ----------       ------------      ------------      ------------      ------------
    Net expenses                                 101,764          5,395,529         4,930,661        10,080,637         4,677,452
                                              ----------       ------------      ------------      ------------      ------------
  Net investment income (loss)                   (26,749)        (2,553,657)        5,059,524        27,456,723        19,497,637
                                              ----------       ------------      ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FUTURES, SWAPS, WRITTEN
  OPTIONS, SHORT TRANSACTIONS AND FOREIGN
  CURRENCIES:
  Net realized gain (loss) on:
    Investments                                  405,983         46,955,753        13,277,195         5,311,066        (8,594,877)
    Futures and swaps                                 --                 --                --                --        10,649,850
    Written options                                   --                 --                --                --         3,889,539
    Short transactions                                --                 --                --                --        (2,875,878)
    Foreign currencies                              (533)              (903)          (59,428)           22,457        (3,145,633)
                                              ----------       ------------      ------------      ------------      ------------
  Net realized gain (loss) on investments,
    foreign currencies, futures and swaps        405,450         46,954,850        13,217,767         5,333,523           (76,999)
  Net change in unrealized appreciation or
    depreciation of investments, futures,
    swaps, written options, short
    transactions and foreign currencies        2,221,210        159,864,194       111,874,272       149,320,174         5,204,304
                                              ----------       ------------      ------------      ------------      ------------
    Net realized and unrealized gain on
      investments, futures, swaps, written
      options, short transactions and
      foreign currencies                       2,626,660        206,819,044       125,092,039       154,653,697         5,127,305
                                              ----------       ------------      ------------      ------------      ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                $2,599,911       $204,265,387      $130,151,563      $182,110,420      $ 24,624,942
                                              ==========       ============      ============      ============      ============
------------------
* Foreign taxes withheld                      $      233       $     22,678      $         --      $     85,403      $         --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                  ING               ING               ING                ING              ING
                                                SALOMON           SALOMON        T. ROWE PRICE      T. ROWE PRICE         UBS
                                                BROTHERS         BROTHERS           CAPITAL            EQUITY             U.S.
                                                ALL CAP          INVESTORS       APPRECIATION          INCOME           BALANCED
                                               PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO        PORTFOLIO
                                               ---------         ---------         ---------          ---------        ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes
    withheld)*                                $  3,685,784      $ 2,359,115      $ 20,584,282       $ 12,731,881       $  601,572
  Interest                                         376,150          115,482         9,835,989            176,936          632,614
  Securities lending income                         55,361              952           179,998             38,988              652
                                              ------------      -----------      ------------       ------------       ----------
    Total investment income                      4,117,295        2,475,549        30,600,269         12,947,805        1,234,838
                                              ------------      -----------      ------------       ------------       ----------
EXPENSES:
  Unified fees                                   2,411,245          823,421         7,842,825          3,378,378          387,232
  Distribution and service fees:
    Class S                                        800,498          273,178         2,804,597          1,223,206          128,621
    Class A                                          7,789            2,341            34,797             19,923              736
  Trustee fees and expenses                         21,999            7,668            80,250             20,725            3,755
                                              ------------      -----------      ------------       ------------       ----------
    Total expenses                               3,241,531        1,106,608        10,762,469          4,642,232          520,344
Less:
  Brokerage commission recapture                    85,499               --            94,594             41,387               --
                                              ------------      -----------      ------------       ------------       ----------
    Net expenses                                 3,156,032        1,106,608        10,667,875          4,600,845          520,344
                                              ------------      -----------      ------------       ------------       ----------
  Net investment income                            961,263        1,368,941        19,932,394          8,346,960          714,494
                                              ------------      -----------      ------------       ------------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on:
    Investments                                   (233,846)      (5,172,013)       12,936,214          5,920,445         (765,081)
    Foreign currencies                             (25,427)              --           (12,429)                --               --
                                              ------------      -----------      ------------       ------------       ----------
  Net realized gain (loss) on investments
    and foreign currencies                        (259,273)      (5,172,013)       12,923,785          5,920,445         (765,081)
  Net change in unrealized appreciation or
    depreciation of investments and
    foreign currencies                         107,987,878       34,585,706       243,490,118        106,370,776        8,968,487
                                              ------------      -----------      ------------       ------------       ----------
    Net realized and unrealized gain on
      investments and foreign currencies       107,728,605       29,413,693       256,413,903        112,291,221        8,203,406
                                              ------------      -----------      ------------       ------------       ----------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                $108,689,868      $30,782,634      $276,346,297       $120,638,181       $8,917,900
                                              ============      ===========      ============       ============       ==========
------------------
* Foreign taxes withheld                      $     49,413      $    28,849      $     74,801       $     62,990       $      457

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                   ING              ING              ING               ING
                                                                VAN KAMPEN      VAN KAMPEN        VAN KAMPEN       VAN KAMPEN
                                                                  EQUITY          GLOBAL          GROWTH AND          REAL
                                                                  GROWTH         FRANCHISE          INCOME           ESTATE
                                                                PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                                ---------        ---------        ---------         ---------
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld)*                    $ 203,895       $ 1,017,366      $ 13,604,823      $14,086,672
  Interest                                                             38             2,417           262,536               --
  Securities lending income                                            --                --            82,256              521
                                                                ----------      -----------      ------------      -----------
    Total investment income                                       203,933         1,019,783        13,949,615       14,087,193
                                                                ----------      -----------      ------------      -----------
EXPENSES:
  Unified fees                                                    141,263           399,707         4,423,135        1,711,561
  Distribution and service fees:
    Class S                                                        40,190            84,040         1,592,547          620,353
    Class A                                                        11,033            25,403            42,884           10,959
  Trustee fees and expenses                                         3,812             2,191            48,107           16,362
                                                                ----------      -----------      ------------      -----------
    Total expenses                                                196,298           511,341         6,106,673        2,359,235
Less:
  Brokerage commission recapture                                       --                --           232,397               --
                                                                ----------      -----------      ------------      -----------
    Net expenses                                                  196,298           511,341         5,874,276        2,359,235
                                                                ----------      -----------      ------------      -----------
  Net investment income                                             7,635           508,442         8,075,339       11,727,958
                                                                ----------      -----------      ------------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES:
  Net realized gain (loss) on:
    Investments                                                 1,337,586           361,276        16,524,400        2,127,169
    Foreign currencies                                                 --          (589,704)               --               --
                                                                ----------      -----------      ------------      -----------
  Net realized gain (loss) on investments and foreign
    currencies                                                  1,337,586          (228,428)       16,524,400        2,127,169
  Net change in unrealized appreciation or depreciation of
    investments and foreign currencies                          3,098,692        12,569,445       140,921,312       68,317,968
                                                                ----------      -----------      ------------      -----------
    Net realized and unrealized gain on investments and
      foreign currencies                                        4,436,278        12,341,017       157,445,712       70,445,137
                                                                ----------      -----------      ------------      -----------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $4,443,913      $12,849,459      $165,521,051      $82,173,095
                                                                ==========      ===========      ============      ===========
------------------
* Foreign taxes withheld                                        $      --       $   117,290      $     97,001      $    30,113

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 ING AIM CAPITAL MID CAP          ING ALLIANCE MID CAP
                                                                    GROWTH PORTFOLIO                GROWTH PORTFOLIO
                                                              -----------------------------   -----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                  2003            2002            2003            2002
                                                                  ----            ----            ----            ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss                                           $    (658,024)  $  (1,061,040)  $  (2,638,257)  $  (2,419,870)
Net realized gain (loss) on investments and foreign
  currencies                                                     27,553,915     (54,974,694)     83,706,555     (66,596,064)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                             37,856,794     (22,123,132)    115,668,311     (66,091,366)
                                                              -------------   -------------   -------------   -------------
Net increase (decrease) in net assets resulting from
  operations                                                     64,752,685     (78,158,866)    196,736,609    (135,107,300)
                                                              -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                151,508,923     405,167,017     209,880,143     276,128,367
Cost of shares redeemed                                        (128,273,374)   (451,346,873)   (162,876,887)   (320,659,548)
                                                              -------------   -------------   -------------   -------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                             23,235,549     (46,179,856)     47,003,256     (44,531,181)
                                                              -------------   -------------   -------------   -------------
Net increase (decrease) in net assets                            87,988,234    (124,338,722)    243,739,865    (179,638,481)
                                                              -------------   -------------   -------------   -------------
NET ASSETS:
Beginning of year                                               145,466,570     269,805,292     288,928,075     468,566,556
                                                              -------------   -------------   -------------   -------------
End of year                                                   $ 233,454,804   $ 145,466,570   $ 532,667,940   $ 288,928,075
                                                              =============   =============   =============   =============
Undistributed net investment income at end of year            $          --   $          --   $          --   $          --
                                                              =============   =============   =============   =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                 ING CAPITAL GUARDIAN           ING CAPITAL GUARDIAN
                                                               LARGE CAP VALUE PORTFOLIO      MANAGED GLOBAL PORTFOLIO
                                                              ---------------------------   ----------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003           2002
                                                                  ----           ----           ----           ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $  1,199,126   $    930,804   $  1,029,011   $     500,162
Net realized loss on investments and foreign currencies        (16,037,894)   (15,368,505)   (17,657,067)    (27,788,818)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                           145,237,279    (65,453,772)   105,953,277     (26,401,614)
                                                              ------------   ------------   ------------   -------------
Net increase (decrease) in net assets resulting from
  operations                                                   130,398,511    (79,891,473)    89,325,221     (53,690,270)
                                                              ------------   ------------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class S                                                         (226,442)      (707,912)            --         (57,587)
  Class A                                                               --           (262)            --              --
Return of capital:
  Class S                                                               --             --             --        (253,523)
                                                              ------------   ------------   ------------   -------------
Total distributions                                               (226,442)      (708,174)            --        (311,110)
                                                              ------------   ------------   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               173,261,892    139,039,109     78,018,001     439,971,616
Dividends reinvested                                               226,442        708,174             --         311,110
                                                              ------------   ------------   ------------   -------------
                                                               173,488,334    139,747,283     78,018,001     440,282,726
Cost of shares redeemed                                        (22,728,034)   (39,477,002)   (33,487,134)   (414,511,039)
                                                              ------------   ------------   ------------   -------------
Net increase in net assets resulting from capital share
  transactions                                                 150,760,300    100,270,281     44,530,867      25,771,687
                                                              ------------   ------------   ------------   -------------
Net increase (decrease) in net assets                          280,932,369     19,670,634    133,856,088     (28,229,693)
                                                              ------------   ------------   ------------   -------------
NET ASSETS:
Beginning of year                                              301,719,982    282,049,348    227,020,989     255,250,682
                                                              ------------   ------------   ------------   -------------
End of year                                                   $582,652,351   $301,719,982   $360,877,077   $ 227,020,989
                                                              ============   ============   ============   =============
Undistributed (overdistributed) net investment income at end
  of year                                                     $  1,195,314   $    222,630   $  1,207,301   $     (64,769)
                                                              ============   ============   ============   =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                  ING CAPITAL GUARDIAN               ING DEVELOPING
                                                                   SMALL CAP PORTFOLIO              WORLD PORTFOLIO
                                                              -----------------------------   ----------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  2003            2002            2003           2002
                                                                  ----            ----            ----           ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $   1,207,980   $   1,020,402   $    799,146   $     240,464
Net realized gain (loss) on investments and foreign
  currencies                                                    (36,198,809)    (47,751,390)     3,804,904        (423,955)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                            186,731,212     (88,489,252)    26,182,251      (6,785,536)
                                                              -------------   -------------   ------------   -------------
Net increase (decrease) in net assets resulting from
  operations                                                    151,740,383    (135,220,240)    30,786,301      (6,969,027)
                                                              -------------   -------------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class S                                                          (719,363)       (559,949)      (183,366)             --
  Class A                                                            (3,696)             (4)        (2,319)             --
                                                              -------------   -------------   ------------   -------------
Total distributions                                                (723,059)       (559,953)      (185,685)             --
                                                              -------------   -------------   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                205,419,081     834,739,130     73,057,703     257,998,829
Dividends reinvested                                                723,059         559,953        185,685              --
                                                              -------------   -------------   ------------   -------------
                                                                206,142,140     835,299,083     73,243,388     257,998,829
Cost of shares redeemed                                        (145,093,222)   (850,020,674)   (51,216,225)   (263,006,368)
                                                              -------------   -------------   ------------   -------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                             61,048,918     (14,721,591)    22,027,163      (5,007,539)
                                                              -------------   -------------   ------------   -------------
Net increase (decrease) in net assets                           212,066,242    (150,501,784)    52,627,779     (11,976,566)
                                                              -------------   -------------   ------------   -------------
NET ASSETS:
Beginning of year                                               365,506,917     516,008,701     62,820,707      74,797,273
                                                              -------------   -------------   ------------   -------------
End of year                                                   $ 577,573,159   $ 365,506,917   $115,448,486   $  62,820,707
                                                              =============   =============   ============   =============
Undistributed net investment income at end of year            $   1,076,573   $     722,862   $    159,282   $      85,201
                                                              =============   =============   ============   =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                 ING EAGLE ASSET VALUE        ING FMR(SM) DIVERSIFIED
                                                                   EQUITY PORTFOLIO              MID CAP PORTFOLIO
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003           2002
                                                                  ----           ----           ----           ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $  2,015,307   $  1,751,454   $    390,038   $    263,726
Net realized gain (loss) on investments and foreign
  currencies                                                    (4,882,185)   (24,395,758)     2,964,859     (7,057,713)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                            45,500,570    (15,223,115)    34,027,014    (11,640,908)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from
  operations                                                    42,633,692    (37,867,419)    37,381,911    (18,434,895)
                                                              ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class S                                                         (436,934)    (1,357,227)        (1,642)      (228,289)
  Class A                                                           (1,362)          (656)            --           (193)
                                                              ------------   ------------   ------------   ------------
Total distributions                                               (438,296)    (1,357,883)        (1,642)      (228,482)
                                                              ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                35,866,747    103,314,967     43,772,582     58,692,618
Dividends reinvested                                               438,296      1,357,883          1,642        228,482
                                                              ------------   ------------   ------------   ------------
                                                                36,305,043    104,672,850     43,774,224     58,921,100
Cost of shares redeemed                                        (38,074,718)   (92,490,509)    (5,158,201)    (7,546,165)
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                            (1,769,675)    12,182,341     38,616,023     51,374,935
                                                              ------------   ------------   ------------   ------------
Net increase (decrease) in net assets                           40,425,721    (27,042,961)    75,996,292     32,711,558
                                                              ------------   ------------   ------------   ------------
NET ASSETS:
Beginning of year                                              177,631,997    204,674,958     91,423,901     58,712,343
                                                              ------------   ------------   ------------   ------------
End of year                                                   $218,057,718   $177,631,997   $167,420,193   $ 91,423,901
                                                              ============   ============   ============   ============
Undistributed net investment income at end of year            $  2,013,146   $    436,135   $    281,421   $         54
                                                              ============   ============   ============   ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                              ING GOLDMAN SACHS INTERNET          ING HARD ASSETS
                                                               TOLLKEEPER(SM) PORTFOLIO              PORTFOLIO
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003           2002
                                                                  ----           ----           ----           ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                                  $   (523,423)  $  (194,548)   $  2,156,182   $    852,307
Net realized gain (loss) on investments and foreign
  currencies                                                       655,924    (3,128,486)      2,901,106     (5,854,266)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                            10,527,420    (1,367,240)     37,014,985      1,023,871
                                                              ------------   -----------    ------------   ------------
Net increase (decrease) in net assets resulting from
  operations                                                    10,659,921    (4,690,274)     42,072,273     (3,978,088)
                                                              ------------   -----------    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class S                                                               --            --        (394,080)      (395,204)
  Class A                                                               --            --          (7,091)          (295)
  Class I                                                               --            --            (625)            --
                                                              ------------   -----------    ------------   ------------
Total distributions                                                     --            --        (401,796)      (395,499)
                                                              ------------   -----------    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                39,906,048    16,821,500     102,173,688    105,048,129
Dividends reinvested                                                    --            --         401,796        395,499
                                                              ------------   -----------    ------------   ------------
                                                                39,906,048    16,821,500     102,575,484    105,443,628
Cost of shares redeemed                                         (9,406,440)   (6,123,134)    (66,085,701)   (65,436,609)
                                                              ------------   -----------    ------------   ------------
Net increase in net assets resulting from capital share
  transactions                                                  30,499,608    10,698,366      36,489,783     40,007,019
                                                              ------------   -----------    ------------   ------------
Net increase in net assets                                      41,159,529     6,008,092      78,160,260     35,633,432
                                                              ------------   -----------    ------------   ------------
NET ASSETS:
Beginning of year                                               15,263,309     9,255,217      69,420,117     33,786,685
                                                              ------------   -----------    ------------   ------------
End of year                                                   $ 56,422,838   $15,263,309    $147,580,377   $ 69,420,117
                                                              ============   ===========    ============   ============
Undistributed net investment income at end of year            $         --   $        --    $  1,642,409   $    356,182
                                                              ============   ===========    ============   ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                    ING INTERNATIONAL                  ING JANUS
                                                                        PORTFOLIO             GROWTH AND INCOME PORTFOLIO
                                                              -----------------------------   ---------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  2003            2002            2003           2002
                                                                  ----            ----            ----           ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $   1,806,070   $   1,197,144   $    575,061   $    571,836
Net realized loss on investments and foreign currencies          (1,034,227)    (14,288,864)    (4,309,061)   (13,612,153)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                             41,465,068      (9,996,474)    42,358,344    (12,539,828)
                                                              -------------   -------------   ------------   ------------
Net increase (decrease) in net assets resulting from
  operations                                                     42,236,911     (23,088,194)    38,624,344    (25,580,145)
                                                              -------------   -------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class S                                                          (394,902)       (795,325)       (58,414)      (527,248)
  Class A                                                            (8,242)         (1,055)            --         (1,305)
Net realized gains:
  Class S                                                                --        (412,880)            --             --
  Class A                                                                --            (738)            --             --
                                                              -------------   -------------   ------------   ------------
Total distributions                                                (403,144)     (1,209,998)       (58,414)      (528,553)
                                                              -------------   -------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                293,630,808     685,550,437     68,482,819     77,497,143
Dividends reinvested                                                403,144       1,209,998         58,414        528,553
                                                              -------------   -------------   ------------   ------------
                                                                294,033,952     686,760,435     68,541,233     78,025,696
Cost of shares redeemed                                        (286,268,256)   (693,986,233)    (7,307,453)   (14,062,230)
                                                              -------------   -------------   ------------   ------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                              7,765,696      (7,225,798)    61,233,780     63,963,466
                                                              -------------   -------------   ------------   ------------
Net increase (decrease) in net assets                            49,599,463     (31,523,990)    99,799,710     37,854,768
                                                              -------------   -------------   ------------   ------------
NET ASSETS:
Beginning of year                                               140,052,633     171,576,623    131,076,591     93,221,823
                                                              -------------   -------------   ------------   ------------
End of year                                                   $ 189,652,096   $ 140,052,633   $230,876,301   $131,076,591
                                                              =============   =============   ============   ============
Undistributed net investment income at end of year            $   1,483,299   $     401,181   $    435,449   $     56,456
                                                              =============   =============   ============   ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                   ING JANUS SPECIAL            ING JENNISON EQUITY
                                                                   EQUITY PORTFOLIO           OPPORTUNITIES PORTFOLIO
                                                              ---------------------------   ----------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003           2002
                                                                  ----           ----           ----           ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                                  $  (167,342)   $  (103,644)   $    952,493   $     625,779
Net realized gain (loss) on investments and foreign
  currencies                                                      387,229     (3,883,716)     26,248,969    (155,478,804)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                           13,667,429     (4,097,619)     54,194,915      23,325,197
                                                              -----------    -----------    ------------   -------------
Net increase (decrease) in net assets resulting from
  operations                                                   13,887,316     (8,084,979)     81,396,377    (131,527,828)
                                                              -----------    -----------    ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
    Class S                                                            --             --        (274,235)       (447,223)
    Class A                                                            --             --            (647)             (2)
                                                              -----------    -----------    ------------   -------------
Total distributions                                                    --             --        (274,882)       (447,225)
                                                              -----------    -----------    ------------   -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               22,905,626     11,535,085      60,815,080     148,614,273
Dividends reinvested                                                   --             --         274,882         447,225
                                                              -----------    -----------    ------------   -------------
                                                               22,905,626     11,535,085      61,089,962     149,061,498
Cost of shares redeemed                                        (3,998,424)    (7,720,558)    (87,559,381)   (180,470,736)
                                                              -----------    -----------    ------------   -------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                           18,907,202      3,814,527     (26,469,419)    (31,409,238)
                                                              -----------    -----------    ------------   -------------
Net increase (decrease) in net assets                          32,794,518     (4,270,452)     54,652,076    (163,384,291)
                                                              -----------    -----------    ------------   -------------
NET ASSETS:
Beginning of year                                              21,880,105     26,150,557     287,319,924     450,704,215
                                                              -----------    -----------    ------------   -------------
End of year                                                   $54,674,623    $21,880,105    $341,972,000   $ 287,319,924
                                                              ===========    ===========    ============   =============
Undistributed net investment income (accumulated net
  investment loss) at end of year                             $    63,751    $    (3,035)   $    942,994   $     273,654
                                                              ===========    ===========    ============   =============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                     ING JPMORGAN                 ING JULIUS BAER
                                                              SMALL CAP EQUITY PORTFOLIO         FOREIGN PORTFOLIO
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003          2002*           2003          2002*
                                                                  ----          -----           ----          -----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                                  $  (211,228)   $   (26,270)   $    132,286   $     22,524
Net realized gain (loss) on investments and foreign
  currencies                                                      878,276       (695,931)      1,510,892       (227,451)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                           12,065,600       (820,148)      5,145,222       (882,690)
                                                              -----------    -----------    ------------   ------------
Net increase (decrease) in net assets resulting from
  operations                                                   12,732,648     (1,542,349)      6,788,400     (1,087,617)
                                                              -----------    -----------    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class S                                                              --             --        (219,202)       (24,213)
  Class A                                                              --             --         (14,109)          (200)
Net realized gains:
  Class S                                                              --             --      (1,137,642)            --
  Class A                                                              --             --         (80,509)            --
                                                              -----------    -----------    ------------   ------------
Total distributions                                                    --             --      (1,451,462)       (24,413)
                                                              -----------    -----------    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               55,777,073     16,078,179      40,921,562     23,699,031
Dividends reinvested                                                   --             --       1,451,462         24,413
                                                              -----------    -----------    ------------   ------------
                                                               55,777,073     16,078,179      42,373,024     23,723,444
Cost of shares redeemed                                        (5,796,735)      (557,284)    (17,270,379)   (13,290,679)
                                                              -----------    -----------    ------------   ------------
Net increase in net assets resulting from capital share
  transactions                                                 49,980,338     15,520,895      25,102,645     10,432,765
                                                              -----------    -----------    ------------   ------------
Net increase in net assets                                     62,712,986     13,978,546      30,439,583      9,320,735
                                                              -----------    -----------    ------------   ------------
NET ASSETS:
Beginning of period                                            13,978,546             --       9,320,735             --
                                                              -----------    -----------    ------------   ------------
End of period                                                 $76,691,532    $13,978,546    $ 39,760,318   $  9,320,735
                                                              ===========    ===========    ============   ============
Undistributed (overdistributed) net investment income at end
  of period                                                   $        --    $        --    $   (119,466)  $     (3,347)
                                                              ===========    ===========    ============   ============

------------------
* The ING JPMorgan Small Cap Equity Portfolio and ING Julius Baer Foreign Portfolio commenced operations on May 1, 2002.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                       ING LIMITED                       ING LIQUID
                                                                 MATURITY BOND PORTFOLIO              ASSETS PORTFOLIO
                                                              -----------------------------   ---------------------------------
                                                               YEAR ENDED      YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                                  2003            2002             2003              2002
                                                                  ----            ----             ----              ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $  20,569,640   $  21,297,014   $     7,439,139   $    16,086,249
Net realized gain (loss) on investments and foreign
  currencies                                                      3,382,563       3,596,734              (180)            1,657
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                             (6,516,033)     11,901,528                --                --
                                                              -------------   -------------   ---------------   ---------------
Net increase in net assets resulting from operations             17,436,170      36,795,276         7,438,959        16,087,906
                                                              -------------   -------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class S                                                        (4,376,625)    (17,037,288)       (7,410,656)      (16,084,019)
  Class A                                                                --              --           (28,483)           (2,230)
Net realized gains:
  Class S                                                        (1,230,318)     (2,430,641)               --           (10,965)
  Class A                                                                --              --                --               (21)
                                                              -------------   -------------   ---------------   ---------------
Total distributions                                              (5,606,943)    (19,467,929)       (7,439,139)      (16,097,235)
                                                              -------------   -------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                130,247,651     287,676,506     1,770,334,929     6,199,012,751
Dividends reinvested                                              5,606,943      19,467,929         7,439,139        16,086,259
                                                              -------------   -------------   ---------------   ---------------
                                                                135,854,594     307,144,435     1,777,774,068     6,215,099,010
Cost of shares redeemed                                        (186,890,102)   (175,701,900)   (2,093,366,115)   (6,248,162,918)
                                                              -------------   -------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                            (51,035,508)    131,442,535      (315,592,047)      (33,063,908)
                                                              -------------   -------------   ---------------   ---------------
Net increase (decrease) in net assets                           (39,206,281)    148,769,882      (315,592,227)      (33,073,237)
                                                              -------------   -------------   ---------------   ---------------
NET ASSETS:
Beginning of year                                               611,262,181     462,492,299     1,093,553,096     1,126,626,333
                                                              -------------   -------------   ---------------   ---------------
End of year                                                   $ 572,055,900   $ 611,262,181   $   777,960,869   $ 1,093,553,096
                                                              =============   =============   ===============   ===============
Undistributed net investment income at end of year            $  20,565,525   $   4,372,510   $            --   $            --
                                                              =============   =============   ===============   ===============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                          ING MARSICO                     ING MERCURY
                                                                       GROWTH PORTFOLIO              FOCUS VALUE PORTFOLIO
                                                                -------------------------------   ---------------------------
                                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                                    2003             2002             2003          2002*
                                                                    ----             ----             ----          -----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)                                    $  (1,181,750)  $    (1,111,736)  $    25,585     $      100
Net realized gain (loss) on investments and foreign
  currencies                                                        2,039,677      (393,960,573)      995,260       (363,856)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                              197,329,915        87,646,785     3,505,557       (315,426)
                                                                -------------   ---------------   -----------     ----------
Net increase (decrease) in net assets resulting from
  operations                                                      198,187,842      (307,425,524)    4,526,402       (679,182)
                                                                -------------   ---------------   -----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class S                                                                  --                --       (34,977)            --
  Class A                                                                  --                --          (656)            --
Net realized gains:
  Class S                                                                  --                --      (215,494)            --
  Class A                                                                  --                --        (6,478)            --
                                                                -------------   ---------------   -----------     ----------
Total distributions                                                        --                --      (257,605)            --
                                                                -------------   ---------------   -----------     ----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  165,311,762       931,325,875    18,738,298      9,513,225
Dividends reinvested                                                       --                --       257,605             --
                                                                -------------   ---------------   -----------     ----------
                                                                  165,311,762       931,325,875    18,995,903      9,513,225
Cost of shares redeemed                                          (124,328,428)   (1,109,198,212)   (3,349,422)      (731,088)
                                                                -------------   ---------------   -----------     ----------
Net increase (decrease) in net assets resulting from capital
  share transactions                                               40,983,334      (177,872,337)   15,646,481      8,782,137
                                                                -------------   ---------------   -----------     ----------
Net increase (decrease) in net assets                             239,171,176      (485,297,861)   19,915,278      8,102,955
                                                                -------------   ---------------   -----------     ----------
NET ASSETS:
Beginning of period                                               616,327,030     1,101,624,891     8,102,955             --
                                                                -------------   ---------------   -----------     ----------
End of period                                                   $ 855,498,206   $   616,327,030   $28,018,233     $8,102,955
                                                                =============   ===============   ===========     ==========
Undistributed net investment income (accumulated net
  investment loss) at end of period                             $       2,091   $      (782,769)  $        --     $      100
                                                                =============   ===============   ===========     ==========

------------------
* The ING Mercury Focus Value Portfolio commenced operations on May 1, 2002.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                  ING MERCURY FUNDAMENTAL            ING MFS MID CAP
                                                                     GROWTH PORTFOLIO                GROWTH PORTFOLIO
                                                                ---------------------------   ------------------------------
                                                                 YEAR ENDED    PERIOD ENDED    YEAR ENDED       YEAR ENDED
                                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                                    2003          2002*           2003             2002
                                                                    ----          -----           ----             ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss                                             $   (26,749)    $   (1,896)   $  (2,553,657)  $   (3,615,194)
Net realized gain (loss) on investments and foreign
  currencies                                                        405,450       (303,580)      46,954,850     (814,033,589)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                              2,221,210       (316,270)     159,864,194      261,906,823
                                                                -----------     ----------    -------------   --------------
Net increase (decrease) in net assets resulting from
  operations                                                      2,599,911       (621,746)     204,265,387     (555,741,960)
                                                                -----------     ----------    -------------   --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 10,189,970      5,911,174      268,487,724      683,432,129
Cost of shares redeemed                                          (2,327,009)      (414,957)    (239,570,562)    (738,203,935)
                                                                -----------     ----------    -------------   --------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                              7,862,961      5,496,217       28,917,162      (54,771,806)
                                                                -----------     ----------    -------------   --------------
Net increase (decrease) in net assets                            10,462,872      4,874,471      233,182,549     (610,513,766)
                                                                -----------     ----------    -------------   --------------
NET ASSETS:
Beginning of period                                               4,874,471             --      522,882,382    1,133,396,148
                                                                -----------     ----------    -------------   --------------
End of period                                                   $15,337,343     $4,874,471    $ 756,064,931   $  522,882,382
                                                                ===========     ==========    =============   ==============
Undistributed net investment income at end of period            $        --     $       --    $          --   $           --
                                                                ===========     ==========    =============   ==============

------------------
* The ING Mercury Fundamental Growth Portfolio commenced operations on May 1, 2002.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                           ING MFS                          ING MFS
                                                                     RESEARCH PORTFOLIO             TOTAL RETURN PORTFOLIO
                                                                -----------------------------   -------------------------------
                                                                 YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                    2003            2002             2003             2002
                                                                    ----            ----             ----             ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                           $   5,059,524   $   3,745,241   $   27,456,723   $   29,019,091
Net realized gain (loss) on investments and foreign
  currencies                                                       13,217,767    (176,896,508)       5,333,523      (44,470,142)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                              111,874,272     (35,277,436)     149,320,174      (41,815,336)
                                                                -------------   -------------   --------------   --------------
Net increase (decrease) in net assets resulting from
  operations                                                      130,151,563    (208,428,703)     182,110,420      (57,266,387)
                                                                -------------   -------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class S                                                          (1,227,490)     (2,871,638)      (6,109,182)     (23,091,981)
  Class A                                                              (2,443)           (449)         (71,275)         (17,780)
  Class I                                                                (331)             --          (13,130)              --
  Class R                                                                  --              --               (5)              --
Net realized gains:
  Class S                                                                  --              --               --       (1,233,591)
  Class A                                                                  --              --               --           (1,019)
                                                                -------------   -------------   --------------   --------------
Total distributions                                                (1,230,264)     (2,872,087)      (6,193,592)     (24,344,371)
                                                                -------------   -------------   --------------   --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  113,047,309     170,057,985      244,726,802      254,209,412
Dividends reinvested                                                1,230,264       2,872,087        6,193,592       24,344,371
                                                                -------------   -------------   --------------   --------------
                                                                  114,277,573     172,930,072      250,920,394      278,553,783
Cost of shares redeemed                                          (160,129,095)   (268,881,837)    (107,799,400)    (172,198,077)
                                                                -------------   -------------   --------------   --------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                              (45,851,522)    (95,951,765)     143,120,994      106,355,706
                                                                -------------   -------------   --------------   --------------
Net increase (decrease) in net assets                              83,069,777    (307,252,555)     319,037,822       24,744,948
                                                                -------------   -------------   --------------   --------------
NET ASSETS:
Beginning of year                                                 563,805,961     871,058,516    1,027,468,763    1,002,723,815
                                                                -------------   -------------   --------------   --------------
End of year                                                     $ 646,875,738   $ 563,805,961   $1,346,506,585   $1,027,468,763
                                                                =============   =============   ==============   ==============
Undistributed net investment income at end of year              $   4,997,649   $   1,227,817   $   27,309,017   $    6,191,358
                                                                =============   =============   ==============   ==============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                       ING PIMCO                ING SALOMON BROTHERS
                                                                  CORE BOND PORTFOLIO             ALL CAP PORTFOLIO
                                                              ----------------------------   ---------------------------
                                                               YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003            2002           2003           2002
                                                                  ----            ----           ----           ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $  19,497,637   $  8,882,566   $    961,263   $    833,085
Net realized gain (loss) on investments and foreign
  currencies                                                        (76,999)     8,240,830       (259,273)   (37,084,345)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                              5,204,304      5,908,850    107,987,878    (54,574,131)
                                                              -------------   ------------   ------------   ------------
Net increase (decrease) in net assets resulting from
  operations                                                     24,624,942     23,032,246    108,689,868    (90,825,391)
                                                              -------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class S                                                        (2,293,053)    (6,600,538)      (194,579)      (645,625)
  Class A                                                           (59,114)       (10,877)          (344)          (160)
Net realized gains:
  Class S                                                        (6,036,124)    (3,412,444)            --         (1,762)
  Class A                                                          (187,518)        (6,233)            --             (1)
                                                              -------------   ------------   ------------   ------------
Total distributions                                              (8,575,809)   (10,030,092)      (194,923)      (647,548)
                                                              -------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                225,783,008    331,540,663    114,260,426    102,439,248
Dividends reinvested                                              8,575,809     10,030,092        194,923        647,548
                                                              -------------   ------------   ------------   ------------
                                                                234,358,817    341,570,755    114,455,349    103,086,796
Cost of shares redeemed                                        (147,528,775)   (38,199,424)   (39,951,422)   (65,665,601)
                                                              -------------   ------------   ------------   ------------
Net increase in net assets resulting from capital share
  transactions                                                   86,830,042    303,371,331     74,503,927     37,421,195
                                                              -------------   ------------   ------------   ------------
Net increase (decrease) in net assets                           102,879,175    316,373,485    182,998,872    (54,051,744)
                                                              -------------   ------------   ------------   ------------
NET ASSETS:
Beginning of year                                               438,549,924    122,176,439    252,978,239    307,029,983
                                                              -------------   ------------   ------------   ------------
End of year                                                   $ 541,429,099   $438,549,924   $435,977,111   $252,978,239
                                                              =============   ============   ============   ============
Undistributed net investment income at end of year            $  18,335,823   $  2,722,509   $    933,566   $    196,790
                                                              =============   ============   ============   ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                 ING SALOMON BROTHERS              ING T. ROWE PRICE
                                                                  INVESTORS PORTFOLIO       CAPITAL APPRECIATION PORTFOLIO
                                                              ---------------------------   -------------------------------
                                                               YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                                  2003           2002            2003             2002
                                                                  ----           ----            ----             ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $  1,368,941   $  1,000,678   $   19,932,394    $ 18,849,713
Net realized gain (loss) on investments and foreign
  currencies                                                    (5,172,013)    (8,826,293)      12,923,785      12,527,869
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                            34,585,706    (18,904,988)     243,490,118     (38,825,007)
                                                              ------------   ------------   --------------    ------------
Net increase (decrease) in net assets resulting from
  operations                                                    30,782,634    (26,730,603)     276,346,297      (7,447,425)
                                                              ------------   ------------   --------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class S                                                         (210,641)      (794,844)      (4,311,651)    (14,647,635)
  Class A                                                             (750)          (901)         (50,880)         (9,857)
  Class I                                                             (557)            --         (151,060)             --
  Class R                                                               --             --             (151)             --
Net realized gains:
  Class S                                                               --             --       (1,597,151)    (11,138,323)
  Class A                                                               --             --          (22,277)         (8,344)
  Class I                                                               --             --          (39,428)             --
  Class R                                                               --             --              (44)             --
                                                              ------------   ------------   --------------    ------------
Total distributions                                               (211,948)      (795,745)      (6,172,642)    (25,804,159)
                                                              ------------   ------------   --------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                26,791,583     37,541,368      279,764,668     389,828,355
Dividends reinvested                                               211,948        795,745        6,172,642      25,804,159
                                                              ------------   ------------   --------------    ------------
                                                                27,003,531     38,337,113      285,937,310     415,632,514
Cost of shares redeemed                                        (11,777,223)   (10,864,481)     (84,074,750)    (75,071,323)
                                                              ------------   ------------   --------------    ------------
Net increase in net assets resulting from capital share
  transactions                                                  15,226,308     27,472,632      201,862,560     340,561,191
                                                              ------------   ------------   --------------    ------------
Net increase (decrease) in net assets                           45,796,994        (53,716)     472,036,215     307,309,607
                                                              ------------   ------------   --------------    ------------
NET ASSETS:
Beginning of year                                               95,293,435     95,347,151      995,815,486     688,505,879
                                                              ------------   ------------   --------------    ------------
End of year                                                   $141,090,429   $ 95,293,435   $1,467,851,701    $995,815,486
                                                              ============   ============   ==============    ============
Undistributed net investment income at end of year            $  1,315,148   $    208,896   $   19,919,659    $  4,513,436
                                                              ============   ============   ==============    ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                   ING T. ROWE PRICE                   ING UBS
                                                                EQUITY INCOME PORTFOLIO        U.S. BALANCED PORTFOLIO
                                                              ----------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002            2003           2002
                                                                  ----           ----            ----           ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $  8,346,960   $   6,733,867   $   714,494    $    613,977
Net realized gain (loss) on investments and foreign
  currencies                                                     5,920,445      (1,313,514)     (765,081)     (7,391,569)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                           106,370,776     (71,978,446)    8,968,487      (2,744,482)
                                                              ------------   -------------   -----------    ------------
Net increase (decrease) in net assets resulting from
  operations                                                   120,638,181     (66,558,093)    8,917,900      (9,522,074)
                                                              ------------   -------------   -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class S                                                       (1,645,771)     (5,175,431)       (7,829)       (603,849)
  Class A                                                          (22,774)         (6,283)         (208)             --
  Class I                                                           (9,105)             --            --              --
Net realized gains:
  Class S                                                         (758,764)     (2,624,656)           --              --
  Class A                                                          (13,093)         (3,625)           --              --
  Class I                                                           (3,057)             --            --              --
                                                              ------------   -------------   -----------    ------------
Total distributions                                             (2,452,564)     (7,809,995)       (8,037)       (603,849)
                                                              ------------   -------------   -----------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               167,810,828     165,577,272    19,361,974      17,632,801
Dividends reinvested                                             2,452,564       7,809,995         8,037         603,849
                                                              ------------   -------------   -----------    ------------
                                                               170,263,392     173,387,267    19,370,011      18,236,650
Cost of shares redeemed                                        (34,384,898)   (106,819,173)   (6,020,188)    (12,439,638)
                                                              ------------   -------------   -----------    ------------
Net increase in net assets resulting from capital share
  transactions                                                 135,878,494      66,568,094    13,349,823       5,797,012
                                                              ------------   -------------   -----------    ------------
Net increase (decrease) in net assets                          254,064,111      (7,799,994)   22,259,686      (4,328,911)
                                                              ------------   -------------   -----------    ------------
NET ASSETS:
Beginning of year                                              418,926,266     426,726,260    47,394,361      51,723,272
                                                              ------------   -------------   -----------    ------------
End of year                                                   $672,990,377   $ 418,926,266   $69,654,047    $ 47,394,361
                                                              ============   =============   ===========    ============
Undistributed net investment income at end of year            $  8,331,964   $   1,544,332   $   710,805    $      6,176
                                                              ============   =============   ===========    ============

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                    ING VAN KAMPEN                ING VAN KAMPEN
                                                                EQUITY GROWTH PORTFOLIO     GLOBAL FRANCHISE PORTFOLIO
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003          2002*           2003          2002*
                                                                  ----          -----           ----          -----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $     7,635     $    4,263    $    508,442   $    43,173
Net realized gain (loss) on investments and foreign
  currencies                                                    1,337,586       (656,372)       (228,428)     (288,626)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                            3,098,692       (154,798)     12,569,445      (650,935)
                                                              -----------     ----------    ------------   -----------
Net increase (decrease) in net assets resulting from
  operations                                                    4,443,913       (806,907)     12,849,459      (896,388)
                                                              -----------     ----------    ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class S                                                          (4,217)        (4,150)             --            --
Net realized gains:
  Class S                                                        (308,126)            --          (8,550)           --
  Class A                                                         (61,549)            --          (2,149)           --
Return of capital
  Class S                                                              --             --        (298,998)           --
  Class A                                                              --             --         (66,912)           --
                                                              -----------     ----------    ------------   -----------
Total distributions                                              (373,892)        (4,150)       (376,609)           --
                                                              -----------     ----------    ------------   -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               27,320,189      8,232,087      52,690,125    25,609,337
Dividends reinvested                                              373,892          4,150         376,609            --
                                                              -----------     ----------    ------------   -----------
                                                               27,694,081      8,236,237      53,066,734    25,609,337
Cost of shares redeemed                                        (2,870,334)      (623,275)    (12,745,194)   (4,866,747)
                                                              -----------     ----------    ------------   -----------
Net increase in net assets resulting from capital share
  transactions                                                 24,823,747      7,612,962      40,321,540    20,742,590
                                                              -----------     ----------    ------------   -----------
Net increase in net assets                                     28,893,768      6,801,905      52,794,390    19,846,202
                                                              -----------     ----------    ------------   -----------
NET ASSETS:
Beginning of period                                             6,801,905             --      19,846,202            --
                                                              -----------     ----------    ------------   -----------
End of period                                                 $35,695,673     $6,801,905    $ 72,640,592   $19,846,202
                                                              ===========     ==========    ============   ===========
Undistributed net investment income (accumulated net
  investment loss) at end of period                           $     3,418     $      113    $    375,460   $   (11,291)
                                                              ===========     ==========    ============   ===========
------------------
* The ING Van Kampen Equity Growth Portfolio and ING Van Kampen Global Franchise Portfolio commenced operations on May
  1, 2002.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                     ING VAN KAMPEN                ING VAN KAMPEN
                                                              GROWTH AND INCOME PORTFOLIO       REAL ESTATE PORTFOLIO
                                                              ----------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002            2003           2002
                                                                  ----           ----            ----           ----
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                         $  8,075,339   $   7,434,625   $ 11,727,958   $  8,135,509
Net realized gain (loss) on investments and foreign
  currencies                                                    16,524,400     (18,221,663)     2,127,169       (529,458)
Net change in unrealized appreciation or depreciation of
  investments and foreign currencies                           140,921,312    (102,842,099)    68,317,968    (12,766,880)
                                                              ------------   -------------   ------------   ------------
Net increase (decrease) in net assets resulting from
  operations                                                   165,521,051    (113,629,137)    82,173,095     (5,160,829)
                                                              ------------   -------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class S                                                       (1,730,982)     (5,900,411)      (525,364)    (5,451,608)
  Class A                                                          (42,172)         (6,157)        (6,265)        (6,219)
  Class I                                                               --              --         (1,204)            --
Net realized gains:
  Class S                                                               --              --     (2,043,996)    (3,051,735)
  Class A                                                               --              --        (36,791)        (3,672)
  Class I                                                               --              --         (2,992)            --
                                                              ------------   -------------   ------------   ------------
Total distributions                                             (1,773,154)     (5,906,568)    (2,616,612)    (8,513,234)
                                                              ------------   -------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                84,745,954      58,153,191    116,594,905    135,193,487
Dividends reinvested                                             1,773,154       5,906,568      2,616,612      8,513,234
                                                              ------------   -------------   ------------   ------------
                                                                86,519,108      64,059,759    119,211,517    143,706,721
Cost of shares redeemed                                        (67,281,263)   (137,284,721)   (45,361,463)   (66,183,166)
                                                              ------------   -------------   ------------   ------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                            19,237,845     (73,224,962)    73,850,054     77,523,555
                                                              ------------   -------------   ------------   ------------
Net increase (decrease) in net assets                          182,985,742    (192,760,667)   153,406,537     63,849,492
                                                              ------------   -------------   ------------   ------------
NET ASSETS:
Beginning of year                                              600,840,310     793,600,977    194,492,970    130,643,478
                                                              ------------   -------------   ------------   ------------
End of year                                                   $783,826,052   $ 600,840,310   $347,899,507   $194,492,970
                                                              ============   =============   ============   ============
Undistributed net investment income at end of year            $  8,073,643   $   1,771,458   $  7,371,780   $    667,663
                                                              ============   =============   ============   ============

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                   ING AIM CAPITAL MID CAP GROWTH PORTFOLIO*
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS S
                                                                    -----------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                    -----------------------------------------------------------
                                                                     2003         2002#        2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                             $      8.99        13.16        16.72        19.95        12.82
 Income (loss) from investment operations:
 Net investment loss                                            $     (0.04)       (0.06)       (0.08)       (0.02)       (0.03)
 Net realized and unrealized gain (loss) on investments         $      4.01        (4.11)       (3.46)       (2.52)        7.24
 Total from investment operations                               $      3.97        (4.17)       (3.54)       (2.54)        7.21
 Less Distributions:
 Dividends from net investment income                           $        --           --           --           --        (0.02)
 Distributions from capital gains                               $        --           --        (0.02)       (0.69)       (0.06)
 Total distributions                                            $        --           --        (0.02)       (0.69)       (0.08)
 Net asset value, end of year                                   $     12.96         8.99        13.16        16.72        19.95
 TOTAL RETURN                                                   %     44.16       (31.69)      (21.17)      (12.45)       56.24
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
 Net assets, end of year (in 000's)                             $   230,255      145,379      269,805      374,614      205,799
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture                           %      0.86         0.90           --           --           --
 Before brokerage commission recapture                          %      0.94         0.95         0.95         0.95         0.96
 Ratio of net investment loss to average net assets             %     (0.37)       (0.52)       (0.53)       (0.19)       (0.14)
 Portfolio turnover rate                                        %       214          188          200          219          176
-------------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                       ------------------------------
                                                                        YEAR ENDED       PERIOD ENDED
                                                                       DECEMBER 31,      DECEMBER 31,
                                                                          2003#            2002(A)#
-----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                               $      8.99              9.18
 Income (loss) from investment operations:
 Net investment loss                                                $     (0.04)            (0.02)
 Net realized and unrealized gain (loss) on investments             $      3.98             (0.17)
 Total from investment operations                                   $      3.94             (0.19)
 Net asset value, end of period                                     $     12.93              8.99
 TOTAL RETURN++                                                     %     43.83             (2.07)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
 Net assets, end of period (000's)                                  $     3,200                87
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                              %      1.01              1.05
 Before brokerage commission recapture+                             %      1.09              1.10
 Ratio of net investment loss to average net assets+                %     (0.47)            (0.56)
 Portfolio turnover rate                                            %       214               188
-----------------------------------------------------------------------------------------------------

*   Since March 1, 1999, ING AIM Capital Management Group, Inc. has served as Portfolio Manager for the AIM Capital Mid Cap Growth Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING ALLIANCE MID CAP GROWTH PORTFOLIO                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS S
                                                                   --------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------------
                                                                      2003          2002#        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                            $       8.92          12.75        14.78        18.52        15.62
 Income (loss) from investment operations:
 Net investment loss                                           $      (0.07)         (0.07)       (0.07)       (0.07)          --
 Net realized and unrealized gain (loss) on investments        $       6.05          (3.76)       (1.96)       (3.14)        3.96
 Total from investment operations                              $       5.98          (3.83)       (2.03)       (3.21)        3.96
 Less Distributions:
 Dividends from net investment income                          $         --             --           --           --        (0.03)
 Distributions from capital gains                              $         --             --           --        (0.53)       (1.03)
 Return of capital                                             $         --             --           --        (0.00)(1)       --
 Total distributions                                           $         --             --           --        (0.53)       (1.06)
 Net asset value, end of year                                  $      14.90           8.92        12.75        14.78        18.52
 TOTAL RETURN                                                  %      67.04         (30.04)      (13.73)      (17.12)       25.56
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
 Net assets, end of year (in 000's)                            $    528,029        288,770      468,567      562,549      567,628
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture                          %       0.99           1.02           --           --           --
 Before brokerage commission recapture                         %       1.04           1.05         1.01         0.99         1.05
 Ratio of net investment income (loss) to average net
 assets                                                        %      (0.68)         (0.69)       (0.53)       (0.45)        0.00(1)
 Portfolio turnover rate                                       %        111            159          211           59          185
---------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                   ----------------------------
                                                                   YEAR ENDED      PERIOD ENDED
                                                                    JUNE 30,       DECEMBER 31,
                                                                      2003           2002(A)#
-----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      8.92            8.37
 Income (loss) from investment operations:
 Net investment loss                                            $     (0.10)          (0.02)
 Net realized and unrealized gain on investments                $      6.06            0.57
 Total from investment operations                               $      5.96            0.55
 Net asset value, end of period                                 $     14.88            8.92
 TOTAL RETURN++                                                 %     66.82            6.57
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $     4,638             158
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %      1.14            1.18
 Before brokerage commission recapture+                         %      1.19            1.21
 Ratio of net investment loss to average net assets+            %     (0.86)          (0.71)
 Portfolio turnover rate                                        %       111             159
-----------------------------------------------------------------------------------------------

(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01%.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS              ING CAPITAL GUARDIAN LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period

                                                                                          CLASS S
                                                                    ---------------------------------------------------
                                                                               YEAR ENDED
                                                                              DECEMBER 31,                 PERIOD ENDED
                                                                    ---------------------------------      DECEMBER 31,
                                                                     2003         2002#        2001           2000*
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      7.74        10.18        10.58          10.00
 Income (loss) from investment operations:
 Net investment income                                          $      0.02         0.03         0.01           0.03
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $      2.82        (2.45)       (0.39)          0.65
 Total from investment operations                               $      2.84        (2.42)       (0.38)          0.68
 Less Distributions:
 Dividends from net investment income                           $     (0.00)(1)    (0.02)       (0.02)         (0.02)
 Distributions from capital gains                               $        --           --        (0.00)(1)      (0.08)
 Total distributions                                            $        --        (0.02)       (0.02)         (0.10)
 Net asset value, end of period                                 $     10.58         7.74        10.18          10.58
 TOTAL RETURN++                                                 %     36.75       (23.79)       (3.62)          6.81
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $   575,864      301,376      282,049        113,206
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %      0.99         0.99           --             --
 Before brokerage commission recapture+                         %      1.00         1.01         1.01           1.00
 Ratio of net investment income to average net assets+          %      0.30         0.33         0.17           0.60
 Portfolio turnover rate                                        %        21           27           29             22
-----------------------------------------------------------------------------------------------------------------------

                                                                              CLASS A
                                                                   ------------------------------
                                                                       YEAR
                                                                      ENDED          PERIOD ENDED
                                                                   DECEMBER 31,      DECEMBER 31,
                                                                       2003            2002(A)#
-------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      7.76              7.45
 Income/(loss) from investment operations:
 Net investment income                                          $      0.01              0.01
 Net realized and unrealized gain on investments and foreign
 currencies                                                     $      2.81              0.31
 Total from investment operations                               $      2.82              0.32
 Less Distributions:
 Dividends from net investment income                           $        --             (0.01)
 Total distributions                                            $        --             (0.01)
 Net asset value, end of period                                 $     10.58              7.76
 TOTAL RETURN++                                                 %     36.34              4.25
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $     6,788               344
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %      1.14              1.12
 Before brokerage commission recapture+                         %      1.15              1.16
 Ratio of net investment income to average net assets+          %      0.13              0.33
 Portfolio turnover rate                                        %        21                27
-------------------------------------------------------------------------------------------------

*   The ING Capital Guardian Large Cap Value Portfolio commenced operations on February 1, 2000.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents per share data for the period.
(1) Amount is less than $0.01.

                       See Notes to Financial Statements

ING CAPITAL GUARDIAN MANAGED GLOBAL PORTFOLIO*              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS S
                                                                     ----------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------------------
                                                                        2003         2002#       2001        2000        1999
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                             $        8.29         10.40       11.82       19.96       14.19
 Income (loss) from investment operations:
 Net investment income (loss)                                   $        0.03          0.02        0.00(1)       --       (0.03)
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $        2.98         (2.12)      (1.41)      (3.13)       8.82
 Total from investment operations                               $        3.01         (2.10)      (1.41)      (3.13)       8.79
 Less Distributions:
 Dividends from net investment income                           $          --         (0.00)(1)   (0.01)      (0.02)         --
 Return of capital                                              $          --         (0.01)         --          --          --
 Distributions from capital gains                               $          --            --          --       (4.99)      (3.02)
 Total distributions                                            $          --         (0.01)      (0.01)      (5.01)      (3.02)
 Net asset value, end of year                                   $       11.30          8.29       10.40       11.82       19.96
 TOTAL RETURN                                                   %       36.31        (20.18)     (11.91)     (14.56)      63.30
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                             $     358,796       226,961     255,251     232,963     184,486
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture                           %        1.25          1.25          --          --          --
 Before brokerage commission recapture                          %        1.26          1.26        1.26        1.25        1.25
 Ratio of net investment income (loss) to average net assets    %        0.38          0.20       (0.01)       0.05       (0.19)
 Portfolio turnover rate                                        %          23            36          30         109         168
-------------------------------------------------------------------------------------------------------------------------------

                                                                                CLASS A
                                                                     ------------------------------
                                                                      YEAR ENDED       PERIOD ENDED
                                                                     DECEMBER 31,      DECEMBER 31,
                                                                         2003            2002(A)#
---------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $        8.29               8.05
 Income (loss) from investment operations:
 Net investment income (loss)                                   $        0.02              (0.00)(1)
 Net realized and unrealized gain on investments and foreign
 currencies                                                     $        2.99               0.24
 Total from investment operations                               $        3.01               0.24
 Net asset value, end of period                                 $       11.30               8.29
 TOTAL RETURN++                                                 %       36.31               2.98
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $       2,081                 60
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %        1.40               1.40
 Before brokerage commission recapture+                         %        1.41               1.41
 Ratio of net investment income (loss) to average net
 assets+                                                        %        0.23              (0.16)
 Portfolio turnover rate                                        %          23                 36
---------------------------------------------------------------------------------------------------

* Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager of the ING Capital Guardian Managed Global Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than $0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                   ING CAPITAL GUARDIAN SMALL CAP PORTFOLIO*
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS S
                                                                   --------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------------
                                                                      2003          2002#        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                            $       7.84          10.53        10.71        23.44        16.03
 Income (loss) from investment operations:
 Net investment income (loss)                                  $       0.02           0.02         0.01         0.04        (0.07)
 Net realized and unrealized gain (loss) on investments        $       3.14          (2.70)       (0.18)       (5.05)        8.17
 Total from investment operations                              $       3.16          (2.68)       (0.17)       (5.01)        8.10
 Less Distributions:
 Dividends from net investment income                          $      (0.01)         (0.01)       (0.01)       (0.03)          --
 Distributions from capital gains                              $         --             --           --        (7.69)       (0.69)
 Total distributions                                           $      (0.01)         (0.01)       (0.01)       (7.72)       (0.69)
 Net asset value, end of year                                  $      10.99           7.84        10.53        10.71        23.44
 TOTAL RETURN                                                  %      40.36         (25.43)       (1.56)      (18.17)       50.61
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                            $    573,425        365,177      516,009      461,106      367,637
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture                          %       0.93           0.94           --           --           --
 Before brokerage commission recapture                         %       0.94           0.95         0.95         0.95         0.96
 Ratio of net investment income to average net assets          %       0.28           0.28         0.16         0.21        (0.49)
 Portfolio turnover rate                                       %         40             40           42          116          132
---------------------------------------------------------------------------------------------------------------------------------

                                                                              CLASS A
                                                                   ------------------------------
                                                                    YEAR ENDED       PERIOD ENDED
                                                                   DECEMBER 31,      DECEMBER 31,
                                                                       2003            2002(A)#
-------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      7.86              7.98
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                          $      0.01              0.02
 Net realized and unrealized gain (loss) on investments         $      3.14             (0.14)
 Total from investment operations                               $      3.15             (0.12)
 Less Distributions:
 Dividends from net investment income                           $     (0.01)            (0.00)(1)
 Total distributions                                            $     (0.01)            (0.00)(1)
 Net asset value, end of period                                 $     11.00              7.86
 TOTAL RETURN++                                                 %     40.08             (1.50)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $     4,148               330
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %      1.08              1.10
 Before brokerage commission recapture+                         %      1.09              1.11
 Ratio of net investment income to average net assets+          %      0.13              0.75
 Portfolio turnover rate                                        %        40                40
-------------------------------------------------------------------------------------------------

* Since February 1, 2000, Capital Guardian Trust Company has served as Portfolio Manager for the ING Capital Guardian Small Cap Portfolio. Prior to that date, a different firm served as Portfolio Manager. Prior to May 1, 2002, the ING Capital Guardian Small Cap Portfolio was named the Small Cap Series.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than $0.01.

                       See Notes to Financial Statements

ING DEVELOPING WORLD PORTFOLIO*                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS S
                                                                     ------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------
                                                                        2003        2002#       2001       2000       1999
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                            $         6.34         7.10       7.59      11.56       7.37
 Income (loss) from investment operations:
 Net investment income (loss)                                  $         0.06         0.02       0.09      (0.05)      0.08
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                            $         2.90        (0.78)     (0.49)     (3.86)      4.44
 Total from investment operations                              $         2.96        (0.76)     (0.40)     (3.91)      4.52
 Less Distributions:
 Dividends from net investment income                          $        (0.02)          --      (0.08)        --      (0.10)
 Dividends in excess of net investment income                  $           --           --         --         --      (0.03)
 Distributions from capital gains                              $           --           --      (0.01)     (0.06)     (0.20)
 Total distributions                                           $        (0.02)          --      (0.09)     (0.06)     (0.33)
 Net asset value, end of year                                  $         9.28         6.34       7.10       7.59      11.56
 TOTAL RETURN                                                  %        46.62       (10.70)     (5.25)    (33.79)     61.66
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                            $      113,494       62,732     74,797     60,541     62,616
 Ratio of operating expenses to average net assets             %         1.77         1.76       1.76       1.75       1.75
 Ratio of net investment income (loss) to average net assets   %         1.06         0.25       1.27      (0.39)      0.85
 Portfolio turnover rate                                       %           95          166        180        130        135
---------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS A
                                                                     ---------------------------------
                                                                      YEAR ENDED        PERIOD ENDED
                                                                     DECEMBER 31,       DECEMBER 31,
                                                                        2003#             2002(A)#
------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                          $         6.34                6.48
 Income (loss) from investment operations:
 Net investment income (loss)                                  $         0.05               (0.01)
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                            $         2.88               (0.13)
 Total from investment operations                              $         2.93               (0.14)
 Less Distributions:
 Dividends from net investment income                          $        (0.01)                 --
 Total distributions                                           $        (0.01)                 --
 Net asset value, end of period                                $         9.26                6.34
 TOTAL RETURN++                                                %        46.25               (2.16)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                          $        1,955                  89
 Ratio of operating expenses to average net assets+            %         1.92                1.91
 Ratio of net investment income (loss) to average net
 assets+                                                       %         0.91               (0.77)
 Portfolio turnover rate                                       %           95                 166
------------------------------------------------------------------------------------------------------

* Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the ING Developing World Portfolio. Prior to that date, a different firm served as Portfolio Manager.

(A)  Class A commenced operations on September 9, 2002.

+    Annualized for periods less than one year

++   Total return for periods less than one year are not annualized.

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                      ING EAGLE ASSET VALUE EQUITY PORTFOLIO
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS S
                                                                   --------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------------
                                                                      2003          2002#        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                            $      12.80          15.55        16.61        15.52        15.88
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                         $       0.15           0.13         0.12         0.13         0.17
 Net realized and unrealized gain (loss) on investments        $       3.08          (2.78)       (0.86)        1.22        (0.09)
 Total from investment operations                              $       3.23          (2.65)       (0.74)        1.35         0.08
 Less Distributions:
 Dividends from net investment income                          $      (0.03)         (0.10)       (0.11)       (0.19)       (0.15)
 Distributions from capital gains                              $         --             --        (0.21)       (0.02)       (0.29)
 Return of capital                                             $         --             --           --        (0.05)          --
 Total distributions                                           $      (0.03)         (0.10)       (0.32)       (0.26)       (0.44)
 Net asset value, end of year                                  $      16.00          12.80        15.55        16.61        15.52
 TOTAL RETURN                                                  %      25.26         (17.05)       (4.43)        8.77         0.51
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                            $    217,037        177,515      204,675      186,345      141,595
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture                          %       0.94           0.94           --           --           --
 Before brokerage commission recapture                         %       0.94           0.95         0.95         0.95         0.96
 Ratio of net investment income to average net assets          %       1.10           0.90         0.76         0.92         1.11
 Portfolio turnover rate                                       %         43             41           61           84           62
---------------------------------------------------------------------------------------------------------------------------------

                                                                                CLASS A
                                                                   ---------------------------------
                                                                    YEAR ENDED        PERIOD ENDED
                                                                   DECEMBER 31,       DECEMBER 31,
                                                                      2003#             2002(A)#
----------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      12.82              13.25
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                          $       0.14               0.03
 Net realized and unrealized gain (loss) on investments         $       3.07              (0.38)
 Total from investment operations                               $       3.21              (0.35)
 Less Distributions:
 Dividends from net investment income                           $      (0.02)             (0.08)
 Total distributions                                            $      (0.02)             (0.08)
 Net asset value, end of period                                 $      16.01              12.82
 TOTAL RETURN++                                                 %      25.05              (2.65)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $      1,021                117
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %       1.09               1.08
 Before brokerage commission recapture+                         %       1.09               1.10
 Ratio of net investment income to average net assets+          %       0.92               0.83
 Portfolio turnover rate                                        %         43                 41
----------------------------------------------------------------------------------------------------

(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING FMR(SM) DIVERSIFIED MID CAP PORTFOLIO                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS S
                                                                   ----------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                   ----------------------------------      DECEMBER 31,
                                                                      2003         2002#        2001          2000*#
-----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      7.41          9.21        9.89          10.00
 Income (loss) from investment operations:
 Net investment income                                          $      0.02          0.03        0.02           0.04
 Net realized and unrealized gain (loss) on investments         $      2.46         (1.81)      (0.68)         (0.13)
 Total from investment operations                               $      2.48         (1.78)      (0.66)         (0.09)
 Less distributions:
 Dividends from net investment income                           $     (0.00)(1)     (0.02)      (0.02)         (0.02)
 Net asset value, end of period                                 $      9.89          7.41        9.21           9.89
 TOTAL RETURN++                                                 %     33.47        (19.34)      (6.64)         (0.87)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   163,668        91,198      58,712         13,834
 Ratio of operating expenses to average net assets+             %      1.00          1.01        1.01           1.00
 Ratio of net investment income to average net assets+          %      0.32          0.33        0.47           1.70
 Portfolio turnover rate                                        %        93           106          89             20
-----------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     7.43              7.76
 Income (loss) from investment operations:
 Net investment income                                          $     0.01              0.01
 Net realized and unrealized gain (loss) on investments         $     2.46             (0.33)
 Total from investment operations                               $     2.47             (0.32)
 Less distributions:
 Dividends from net investment income                           $       --             (0.01)
 Net asset value, end of period                                 $     9.90              7.43
 TOTAL RETURN++                                                 %    33.24             (4.15)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    3,752               226
 Ratio of operating expenses to average net assets+             %     1.15              1.16
 Ratio of net investment income to average net assets+          %     0.17              0.30
 Portfolio turnover rate                                        %       93               106
------------------------------------------------------------------------------------------------

* The ING FMR(SM) Diversified Mid Cap Portfolio commenced operations on October 2, 2000.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than $0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS         ING GOLDMAN SACHS INTERNET TOLLKEEPER(SM) PORTFOLIO
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS S
                                                                   ------------------------------------
                                                                       YEAR ENDED
                                                                      DECEMBER 31,         PERIOD ENDED
                                                                   ------------------      DECEMBER 31,
                                                                    2003       2002#          2001*
-------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    4.76        7.69          10.00
 Income (loss) from investment operations:
 Net investment loss                                            $   (0.06)      (0.10)         (0.06)
 Net realized and unrealized gain (loss) on investments         $    2.01       (2.83)         (2.25)
 Total from investment operations                               $    1.95       (2.93)         (2.31)
 Net asset value, end of period                                 $    6.71        4.76           7.69
 TOTAL RETURN++                                                 %   40.97      (38.10)        (23.10)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $  53,825      15,199          9,255
 Ratio of operating expenses to average net assets+             %    1.85        1.86           1.85
 Ratio of net investment loss to average net assets+            %   (1.64)      (1.79)         (1.69)
 Portfolio turnover rate                                        %      30          42             21
-------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                     2003#            2002(A)#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      4.76              4.52
 Income (loss) from investment operations:
 Net investment loss                                            $     (0.08)            (0.03)
 Net realized and unrealized gain on investments                $      2.02              0.27
 Total from investment operations                               $      1.94              0.24
 Net asset value, end of period                                 $      6.70              4.76
 TOTAL RETURN++                                                 %     40.76              5.31
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $     2,597                64
 Ratio of operating expenses to average net assets+             %      2.00              2.01
 Ratio of net investment loss to average net assets+            %     (1.77)            (1.93)
 Portfolio turnover rate                                        %        30                42
------------------------------------------------------------------------------------------------

* The ING Goldman Sachs Internet Tollkeeper(SM) Portfolio commenced operations on May 1, 2001.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING HARD ASSETS PORTFOLIO*                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                           CLASS S
                                                                  ----------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                  ----------------------------------------------------------
                                                                     2003         2002#        2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                             $     9.81          9.79       11.14       11.76        9.60
 Income (loss) from investment operations:
 Net investment income                                          $     0.16          0.16        0.19        0.01        0.12
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $     4.96         (0.08)      (1.54)      (0.57)       2.12
 Total from investment operations                               $     5.12          0.08       (1.35)      (0.56)       2.24
 Less distributions:
 Dividends from net investment income                           $    (0.04)        (0.06)         --       (0.05)      (0.08)
 Return of capital                                              $       --            --          --       (0.01)         --
 Total distributions                                            $    (0.04)        (0.06)         --       (0.06)      (0.08)
 Net asset value, end of year                                   $    14.89          9.81        9.79       11.14       11.76
 TOTAL RETURN                                                   %    52.22          0.80      (12.12)      (4.73)      23.36
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                             $  144,294        69,313      33,787      42,109      40,291
 Ratio of operating expenses to average net assets              %     0.94          0.94        0.95        0.95        0.96
 Ratio of net investment income to average net assets           %     2.52          1.50        1.68        1.00        1.07
 Portfolio turnover rate                                        %      117           187         240         207         204
----------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A                    CLASS I
                                                                  ------------------------------      ------------
                                                                   YEAR ENDED       PERIOD ENDED      PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#          2003(B)
------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     9.82              9.95             10.90
 Income (loss) from investment operations:
 Net investment income                                          $     0.12              0.03              0.05
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $     5.00             (0.12)             4.00
 Total from investment operations                               $     5.12             (0.09)             4.05
 Less distributions:
 Dividends from net investment income                           $    (0.04)            (0.04)            (0.05)
 Total distributions                                            $    (0.04)            (0.04)            (0.05)
 Net asset value, end of period                                 $    14.90              9.82             14.90
 TOTAL RETURN++                                                 %    52.12             (0.87)            37.19
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    3,075               107               211
 Ratio of operating expenses to average net assets+             %     1.09              1.10              0.69
 Ratio of net investment income to average net assets+          %     1.89              0.94              2.33
 Portfolio turnover rate                                        %      117               187               117
------------------------------------------------------------------------------------------------------------------

*   Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the ING Hard Assets Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on July 2, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                 ING INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS S
                                                                   --------------------------------------
                                                                        YEAR ENDED
                                                                       DECEMBER 31,          PERIOD ENDED
                                                                   --------------------      DECEMBER 31,
                                                                    2003         2002#          2001*
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     6.89         8.29           8.26
 Income (loss) from investment operations:
 Net investment income (loss)                                   $     0.09         0.06          (0.00)(1)
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $     1.92        (1.40)          0.03
 Total from investment operations                               $     2.01        (1.34)          0.03
 Less distributions:
 Dividends from net investment income                           $    (0.02)       (0.04)            --
 Distributions from capital gains                               $       --        (0.02)            --
 Total distributions                                            $    (0.02)       (0.06)            --
 Net asset value, end of period                                 $     8.88         6.89           8.29
 TOTAL RETURN++                                                 %    29.17       (16.15)          0.36
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $  184,662      139,789        171,577
 Ratio of operating expenses to average net assets+             %     1.26         1.26           1.25
 Ratio of net investment income/(loss) to average net
 assets+                                                        %     1.19         0.69          (0.15)
 Portfolio turnover rate                                        %      116          115             99
---------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      6.90              7.10
 Income (loss) from investment operations:
 Net investment income (loss)                                   $      0.05             (0.01)
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $      1.96             (0.14)
 Total from investment operations                               $      2.01             (0.15)
 Less distributions:
 Dividends from net investment income                           $     (0.02)            (0.03)
 Distributions from capital gains                               $        --             (0.02)
 Total distributions                                            $     (0.02)            (0.05)
 Net asset value, end of period                                 $      8.89              6.90
 TOTAL RETURN++                                                 %     29.07             (2.11)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $     4,990               264
 Ratio of operating expenses to average net assets+             %      1.41              1.41
 Ratio of net investment income/(loss) to average net
 assets+                                                        %      0.71             (0.27)
 Portfolio turnover rate                                        %       116               115
------------------------------------------------------------------------------------------------

*   The ING International Portfolio commenced operations on December 17,
    2001.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than $0.01.

                       See Notes to Financial Statements

ING JANUS GROWTH AND INCOME PORTFOLIO                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS S
                                                                   --------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,           PERIOD ENDED
                                                                   --------------------------------      DECEMBER 31,
                                                                    2003         2002#        2001          2000*#
---------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     7.20         8.97        9.97          10.00
 Loss from investment operations:
 Net investment income                                          $     0.02         0.04        0.02           0.07
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $     1.60        (1.78)      (0.97)         (0.09)
 Total from investment operations                               $     1.62        (1.74)      (0.95)         (0.02)
 Less distributions:
 Dividends from net investment income                           $    (0.00)(1)    (0.03)      (0.05)         (0.01)
 Net asset value, end of period                                 $     8.82         7.20        8.97           9.97
 TOTAL RETURN++                                                 %    22.53       (19.41)      (9.51)         (0.21)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $  223,701      130,480      93,222         15,231
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %     1.09         1.08          --             --
 Before brokerage commission recapture+                         %     1.10         1.11        1.11           1.10
 Ratio of net investment income to average net assets+          %     0.32         0.49        0.93           2.63
 Portfolio turnover rate                                        %       38           50          42              5
---------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     7.22               7.36
 Loss from investment operations:
 Net investment income                                          $     0.01               0.01
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $     1.60              (0.13)
 Total from investment operations                               $     1.61              (0.12)
 Less distributions:
 Dividends from net investment income                           $       --              (0.02)
 Net asset value, end of period                                 $     8.83               7.22
 TOTAL RETURN++                                                 %    22.30              (1.65)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    7,175                597
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %     1.24               1.21
 Before brokerage commission recapture+                         %     1.25               1.26
 Ratio of net investment income to average net assets+          %     0.16               0.49
 Portfolio turnover rate                                        %       38                 50
------------------------------------------------------------------------------------------------

* The ING Janus Growth and Income Portfolio commenced operations on October 2, 2000.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than $0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                          ING JANUS SPECIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS S
                                                                   ------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,          PERIOD ENDED
                                                                   ------------------------------      DECEMBER 31,
                                                                    2003       2002#        2001          2000*#
-------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    6.25        8.44        8.91          10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                   $   (0.03)      (0.03)       0.00(1)        0.04
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $    3.18       (2.16)      (0.45)         (1.12)
 Total from investment operations                               $    3.15       (2.19)      (0.45)         (1.08)
 Less distributions:
 Dividends from net investment income                           $      --          --       (0.02)         (0.01)
 Distributions from capital gains                               $      --          --          --          (0.00)(1)
 Total distributions                                            $      --          --       (0.02)         (0.01)
 Net asset value, end of period                                 $    9.40        6.25        8.44           8.91
 TOTAL RETURN++                                                 %   50.40      (25.95)      (5.03)        (10.80)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $  53,873      21,815      26,151          8,125
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %    1.08        1.07          --             --
 Before brokerage commission recapture+                         %    1.11        1.11        1.11           1.10
 Ratio of average net income (loss) to average net assets+      %   (0.50)      (0.42)       0.25           1.92
 Portfolio turnover rate                                        %      43          54          95             12
-------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     6.25              6.42
 Income (loss) from investment operations:
 Net investment income (loss)                                   $    (0.04)            (0.01)
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $     3.18             (0.16)
 Total from investment operations                               $     3.14             (0.17)
 Net asset value, end of period                                 $     9.39              6.25
 TOTAL RETURN++                                                 %    50.24             (2.65)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $      802                65
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %     1.23              1.25
 Before brokerage commission recapture+                         %     1.26              1.26
 Ratio of net investment income (loss) to average net
 assets+                                                        %    (0.76)            (0.74)
 Portfolio turnover rate                                        %       43                54
------------------------------------------------------------------------------------------------

*   The ING Janus Special Equity Portfolio commenced operations on
    October 2, 2000.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than $0.01.

                       See Notes to Financial Statements

ING JENNISON EQUITY OPPORTUNITIES PORTFOLIO*                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                             CLASS S
                                                                   -----------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------
                                                                    2003         2002#        2001         2000         1999
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                             $    10.03        14.20        16.33        20.02        18.09
 Income (loss) from investment operations:
 Net investment income (loss)                                   $     0.04         0.02         0.01         0.00(1)     (0.01)
 Net realized and unrealized gain (loss) on investments         $     3.08        (4.17)       (2.13)       (3.08)        4.38
 Total from investment operations                               $     3.12        (4.15)       (2.12)       (3.08)        4.37
 Less distributions:
 Dividends from net investment income                           $    (0.01)       (0.02)       (0.01)          --        (0.03)
 Distributions from capital gains                               $       --           --           --        (0.61)       (2.41)
 Total distributions                                            $    (0.01)       (0.02)       (0.01)       (0.61)       (2.44)
 Net asset value, end of year                                   $    13.14        10.03        14.20        16.33        20.02
 TOTAL RETURN                                                   %    31.11       (29.26)      (12.98)      (15.22)       24.64
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                             $  340,331      287,276      450,704      491,555      411,898
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture                           %     0.89         0.87           --           --           --
 Before brokerage commission recapture                          %     0.94         0.95         0.95         0.95         0.96
 Ratio of net investment income (loss) to average net assets    %     0.33         0.20         0.09         0.00(1)     (0.05)
 Portfolio turnover rate                                        %      106          158           40           62          126
------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    10.04             10.17
 Income (loss) from investment operations:
 Net investment income (loss)                                   $     0.02              0.01
 Net realized and unrealized gain (loss) on investments         $     3.09             (0.14)
 Total from investment operations                               $     3.11             (0.13)
 Less distributions:
 Dividends from net investment income                           $    (0.01)            (0.00)(1)
 Total distributions                                            $    (0.01)            (0.00)
 Net asset value, end of period                                 $    13.14             10.04
 TOTAL RETURN++                                                 %    30.93             (1.27)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    1,641                44
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %     1.04              0.91
 Before brokerage commission recapture+                         %     1.09              1.10
 Ratio of net investment income to average net assets+          %     0.21              0.23
 Portfolio turnover rate                                        %      106               158
------------------------------------------------------------------------------------------------

* Since August 1, 2002, Jennison Associates, LLC has served as the Portfolio Manager for the ING Jennison Equity Opportunities Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from Capital Appreciation Series to ING Jennison Equity Opportunity Portfolio.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than 0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                     ING JPMORGAN SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS S
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003             2002*#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      7.92             10.00
 Income (loss) from investment operations:
 Net investment loss                                            $     (0.03)            (0.03)
 Net realized and unrealized gain (loss) on investments         $      2.74             (2.05)
 Total from investment operations                               $      2.71             (2.08)
 Net asset value, end of period                                 $     10.63              7.92
 TOTAL RETURN++                                                 %     34.22            (20.80)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    65,648            13,458
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %      1.14              1.13
 Before brokerage commission recapture+                         %      1.15              1.15
 Ratio of net investment loss to average net assets+            %     (0.56)            (0.48)
 Portfolio turnover rate                                        %        35                15
------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                     2003#            2002(A)#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      7.92             8.23
 Income (loss) from investment operations:
 Net investment loss                                            $     (0.06)           (0.01)
 Net realized and unrealized gain (loss) on investments         $      2.74            (0.30)
 Total from investment operations                               $      2.68            (0.31)
 Net asset value, end of period                                 $     10.60             7.92
 TOTAL RETURN++                                                 %     33.84            (3.77)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    11,044              521
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %      1.29             1.29
 Before brokerage commission recapture+                         %      1.30             1.31
 Ratio of net investment loss to average net assets+            %     (0.70)           (0.55)
 Portfolio turnover rate                                        %        35               15
------------------------------------------------------------------------------------------------

*   The ING JPMorgan Small Cap Equity Portfolio commenced operations on
    May 1, 2002.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING JULIUS BAER FOREIGN PORTFOLIO*
(FORMERLY, ING JPMORGAN FLEMING INTERNATIONAL
ENHANCED EAFE PORTFOLIO)                                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS S
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      8.28             10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                   $      0.04              0.04
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $      2.52             (1.74)
 Total from investment operations                               $      2.56             (1.70)
 Less distributions:
 Dividends from net investment income                           $     (0.07)            (0.02)
 Dividends from capital gains                                   $     (0.35)               --
 Total distributions                                            $     (0.42)            (0.02)
 Net asset value, end of period                                 $     10.42              8.28
 TOTAL RETURN++                                                 %     31.06            (16.97)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    37,205             9,147
 Ratio of operating expenses to average net assets+             %      1.25              1.25
 Ratio of net investment income/(loss) to average net
 assets+                                                        %      0.69              0.57
 Portfolio turnover rate                                        %       183                23
------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  -----------------------------
                                                                  YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31      DECEMBER 31,
                                                                     2003            2002(B)#
-----------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     8.30             8.56
 Income (loss) from investment operations:
 Net investment income (loss)                                   $     0.03            (0.01)
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $     2.52            (0.24)
 Total from investment operations                               $     2.55            (0.25)
 Less distributions:
 Dividends from net investment income                           $    (0.06)           (0.01)
 Dividends from capital gains                                   $    (0.35)              --
 Total distributions                                            $    (0.41)           (0.01)
 Net asset value, end of period                                 $    10.43             8.30
 TOTAL RETURN++                                                 %    30.79            (2.92)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    2,555              174
 Ratio of operating expenses to average net assets+             %     1.40             1.41
 Ratio of net investment income/(loss) to average net
 assets+                                                        %     0.33            (0.32)
 Portfolio turnover rate                                        %      183               23
-----------------------------------------------------------------------------------------------

*   Since September 2, 2003, Julius Baer Investment Management has served as the Portfolio Manager for the ING Julius Baer Foreign Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(A) The Julius Baer Foreign Portfolio commenced operations on May 1, 2002.
(B) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                        ING LIMITED MATURITY BOND PORTFOLIO*
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS S
                                                                   --------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------------------
                                                                      2003          2002#        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                             $     11.44          11.02        10.53        10.42        10.68
 Income (loss) from investment operations:
 Net investment income                                          $      0.43           0.46         0.41         0.55         0.48
 Net realized and unrealized gain (loss) on investments         $     (0.10)          0.34         0.52         0.26        (0.36)
 Total from investment operations                               $      0.33           0.80         0.93         0.81         0.12
 Less distributions:
 Dividends from net investment income                           $     (0.09)         (0.33)       (0.44)       (0.70)       (0.38)
 Distributions from capital gains                               $     (0.03)         (0.05)          --           --           --
 Total distributions                                            $     (0.12)         (0.38)       (0.44)       (0.70)       (0.38)
 Net asset value end of year                                    $     11.65          11.44        11.02        10.53        10.42
 TOTAL RETURN++                                                 %      2.84           7.24         8.84         7.73         1.13
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                             $   572,056        611,262      462,492      251,060      207,109
 Ratio of operating expenses to average net assets              %      0.53           0.53         0.53         0.55         0.57
 Ratio of operating expenses to average net assets,
 including interest expense                                     %      0.53           0.53         0.54         0.56         0.57
 Ratio of net investment income to average net assets           %      3.26           4.03         4.98         6.11         5.29
 Portfolio turnover rate                                        %        91            169          117          153          128
---------------------------------------------------------------------------------------------------------------------------------

* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of the ING Limited Maturity Bond Portfolio.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING LIQUID ASSETS PORTFOLIO                                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS S
                                                              -------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                                                               2003          2002#          2001          2000         1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                        $     1.00           1.00           1.00         1.00         1.00
 Income from investment operations:
 Net investment income                                     $    0.007          0.014          0.038        0.059        0.046
 Net realized and unrealized gain (loss) on investments    $   (0.000)(1)         --             --           --           --
 Total from investment operations                          $    0.007          0.014          0.038        0.059        0.046
 Less distributions:
 Dividends from net investment income                      $   (0.007)(1)     (0.014)        (0.038)      (0.059)      (0.046)
 Net asset value, end of year                              $     1.00           1.00           1.00         1.00         1.00
 TOTAL RETURN++                                            %     0.75           1.43           3.85         6.05         4.74
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                        $  772,725      1,091,743      1,126,626      718,891      579,848
 Ratio of operating expenses to average net assets         %     0.53           0.53           0.54         0.55         0.56
 Ratio of net investment income to average net assets      %     0.75           1.42           3.63         5.91         4.71
---------------------------------------------------------------------------------------------------------------------------------

                                                                              CLASS A
                                                                  -------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#
-------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      1.00              1.00
 Income from investment operations:
 Net investment income                                          $     0.006             0.003
 Net realized and unrealized gain (loss) on investments         $    (0.000)(1)            --
 Total from investment operations                               $     0.006             0.003
 Less distributions:
 Dividends from net investment income                           $   (0.006)            (0.003)
 Net asset value, end of period                                 $      1.00              1.00
 TOTAL RETURN++                                                 %      0.60              0.35
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $     5,235             1,810
 Ratio of operating expenses to average net assets+             %      0.68              0.67
 Ratio of net investment income to average net assets+          %      0.55              1.09
-------------------------------------------------------------------------------------------------

(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than $0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                               ING MARSICO GROWTH PORTFOLIO*
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS S
                                                                   -------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                                   -------------------------------------------------------------
                                                                    2003        2002#        2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                             $     9.72       13.80         19.78         27.49         15.62
 Income (loss) from investment operations:
 Net investment income (loss)                                   $    (0.02)      (0.02)         0.00(1)       0.29         (0.03)
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $     3.20       (4.06)        (5.98)        (6.43)        12.23
 Total from investment operations                               $     3.18       (4.08)        (5.98)        (6.14)        12.20
 Less distributions:
 Dividends from net investment income                           $       --          --            --         (0.34)           --
 Distributions from capital gains                               $       --          --            --         (1.23)        (0.33)
 Return of capital                                              $       --          --            --         (0.00)(1)        --
 Total distributions                                            $       --          --            --         (1.57)        (0.33)
 Net asset value, end of year                                   $    12.90        9.72         13.80         19.78         27.49
 TOTAL RETURN                                                   %    32.72      (29.57)       (30.23)       (21.99)        78.13
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                             $  845,269     616,225     1,101,625     1,638,875     1,416,872
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture                           %     1.02        0.97            --            --            --
 Before brokerage commission recapture                          %     1.04        1.04          1.01          0.99          1.04
 Ratio of net investment income (loss) to average net assets    %    (0.17)      (0.15)         0.01          0.19         (0.40)
 Portfolio turnover rate                                        %       82         186            88            60           116
--------------------------------------------------------------------------------------------------------------------------------

                                                                          CLASS A                    CLASS I           CLASS R
                                                               ------------------------------      ------------      ------------
                                                                YEAR ENDED       PERIOD ENDED      PERIOD ENDED      PERIOD ENDED
                                                               DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                   2003            2002(A)#          2003(B)           2003(C)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                        $     9.71              9.81             10.27             12.92
 Income (loss) from investment operations:
 Net investment income (loss)                                $    (0.04)            (0.01)           0.00(1)             0.00(1)
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                      $     3.21             (0.09)             2.64             (0.02)
 Total from investment operations                            $    (3.17)            (0.10)             2.64             (0.02)
 Net asset value, end of period                              $    12.88              9.71             12.91             12.90
 TOTAL RETURN++                                              %    32.65             (1.02)            25.71             (0.15)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                        $    8,268               102             1,926                35
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                       %     1.17              1.05              0.77              0.97
 Before brokerage commission recapture+                      %     1.19              1.21              0.79              0.99
 Ratio of net investment loss to average net assets+         %    (0.39)            (0.43)             0.01             (0.93)
 Portfolio turnover rate                                     %       82               186                82                82
---------------------------------------------------------------------------------------------------------------------------------

* Prior to March 1, 1999, the ING Marsico Growth Portfolio was named the Value & Growth Series. Since December 14, 2002, Marsico Capital Management, LLC has served as Portfolio Manager for the ING Marsico Growth Portfolio. Prior to that date, the Series had been advised by another Portfolio Manager.
(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on May 2, 2003.
(C) Class R commenced operations on December 31, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than $0.01.

                       See Notes to Financial Statements

ING MERCURY FOCUS VALUE PORTFOLIO                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS S
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003             2002*#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      8.45             10.00
 Income (loss) from investment operations:
 Net investment income (loss)                                   $      0.01              0.00(1)
 Net realized and unrealized gain (loss) on investments         $      2.62             (1.55)
 Total from investment operations                               $      2.63             (1.55)
 Less distributions:
 Dividends from net investment income                           $     (0.01)               --
 Distributions from capital gains                               $     (0.09)               --
 Total distributions                                            $     (0.10)               --
 Net asset value, end of period                                 $     10.98              8.45
 TOTAL RETURN++                                                 %     31.22            (15.50)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    27,213             8,045
 Ratio of operating expenses to average net assets+             %      1.05              1.05
 Ratio of net investment income (loss) to average net
 assets+                                                        %      0.17              0.06
 Portfolio turnover rate                                        %        76                61
------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     8.44              8.21
 Income (loss) from investment operations:
 Net investment income (loss)                                   $     0.00(1)          (0.01)
 Net realized and unrealized gain (loss) on investments         $     2.62              0.24
 Total from investment operations                               $     2.62              0.23
 Less distributions:
 Dividends from net investment income                           $    (0.01)               --
 Distributions from capital gains                               $    (0.09)               --
 Total distributions                                            $    (0.10)               --
 Net asset value, end of period                                 $    10.96              8.44
 TOTAL RETURN++                                                 %    31.07              2.80
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $      805                58
 Ratio of operating expenses to average net assets+             %     1.20              1.21
 Ratio of net investment income (loss) to average net
 assets+                                                        %     0.01             (0.37)
 Portfolio turnover rate                                        %       76                61
------------------------------------------------------------------------------------------------

*   The ING Mercury Focus Value Portfolio commenced operations on May 1,
    2002.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than $0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                    ING MERCURY FUNDAMENTAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS S
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003             2002*#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      8.05             10.00
 Income (loss) from investment operations:
 Net investment loss                                            $     (0.02)            (0.01)
 Net realized and unrealized gain (loss) on investments         $      2.19             (1.94)
 Total from investment operations                               $      2.17             (1.95)
 Net asset value, end of period                                 $     10.22              8.05
 TOTAL RETURN++                                                 %     26.96            (19.50)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    14,481             4,757
 Ratio of operating expenses to average net assets+             %      1.05              1.05
 Ratio of net investment income (loss) to average net
 assets+                                                        %     (0.27)            (0.09)
 Portfolio turnover rate                                        %       102                56
------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     8.05              8.42
 Income (loss) from investment operations:
 Net investment loss                                            $    (0.02)            (0.01)
 Net realized and unrealized gain (loss) on investments         $     2.17             (0.36)
 Total from investment operations                               $     2.15             (0.37)
 Net asset value, end of period                                 $    10.20              8.05
 TOTAL RETURN++                                                 %    26.71             (4.39)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $      857               117
 Ratio of operating expenses to average net assets+             %     1.20              1.21
 Ratio of net investment loss to average net assets+            %    (0.43)            (0.26)
 Portfolio turnover rate                                        %      102                56
------------------------------------------------------------------------------------------------

*   The ING Mercury Fundamental Growth Portfolio commenced operations on May 1, 2002.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING MFS MID CAP GROWTH PORTFOLIO                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS S
                                                               ------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2003          2002#         2001           2000          1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                          $     7.26          14.18          18.67          29.59        18.10
 Income (loss) from investment operations:
 Net investment loss                                         $    (0.03)         (0.05)         (0.10)         (0.10)       (0.03)
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                      $     2.87          (6.87)         (4.31)          1.43        14.22
 Total from investment operations                            $     2.84          (6.92)         (4.41)          1.33        14.19
 Less distributions:
 Distributions from capital gains                            $       --             --          (0.08)        (12.25)       (2.70)
 Total distributions                                         $       --             --          (0.08)        (12.25)       (2.70)
 Net asset value, end of year                                $    10.10           7.26          14.18          18.67        29.59
 TOTAL RETURN                                                %    39.12         (48.80)        (23.62)          8.18        79.05
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in (000's)                         $  743,049        522,323      1,133,396      1,461,745      781,807
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture and sub-advisory
 expense reimbursement                                       %     0.86           0.84             --             --           --
 Before brokerage commission recapture and sub-advisory
 expense reimbursement                                       %     0.90           0.90           0.89           0.88         0.91
 Ratio of net investment loss to average net assets          %    (0.41)         (0.44)         (0.64)         (0.58)       (0.21)
 Portfolio turnover rate                                     %       95            163             94            150          159
---------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A                    CLASS I
                                                                  ------------------------------      ------------
                                                                   YEAR ENDED       PERIOD ENDED      PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                     2003#            2002(A)#          2003(B)
------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     7.26              7.36              7.79
 Income (loss) from investment operations:
 Net investment loss                                            $    (0.05)            (0.01)            (0.02)
 Net realized and unrealized gain/(loss) on investments and
 foreign currencies                                             $     2.88             (0.09)             2.36
 Total from investment operations                               $     2.83             (0.10)             2.34
 Net asset value, end of period                                 $    10.09              7.26             10.13
 TOTAL RETURN++                                                 %    38.98             (1.36)            30.04
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in (000's)                          $    9,620               559             3,396
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture and sub-advisory
 expense reimbursement+                                         %     1.01              0.95              0.61
 Before brokerage commission recapture and sub-advisory
 expense reimbursement+                                         %     1.05              1.06              0.65
 Ratio of net investment loss to average net assets+            %    (0.59)            (0.30)            (0.18)
 Portfolio turnover rate                                        %       95               163                95
------------------------------------------------------------------------------------------------------------------

(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on May 2, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                                  ING MFS RESEARCH PORTFOLIO
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS S
                                                               ------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2003          2002#        2001          2000           1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                          $    11.96          16.00        20.95          24.81          20.31
 Income (loss) from investment operations:
 Net investment income (loss)                                $     0.11           0.07         0.03          (0.01)          0.01
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                      $     2.83          (4.05)       (4.53)         (1.25)          4.90
 Total from investment operations                            $     2.94          (3.98)       (4.50)         (1.26)          4.91
 Less distributions:
 Dividends from net investment income                        $    (0.03)         (0.06)       (0.02)         (0.04)         (0.01)
 Distributions from capital gains                            $       --             --        (0.43)         (2.56)         (0.40)
 Total distributions                                         $    (0.03)         (0.06)       (0.45)         (2.60)         (0.41)
 Net asset value, end of year                                $    14.87          11.96        16.00          20.95          24.81
 TOTAL RETURN                                                %    24.57         (24.87)      (21.46)         (4.54)         24.23
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                          $  644,823        563,470      871,059      1,147,196      1,014,656
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture and sub-advisory
 expense reimbursement                                       %     0.84           0.84           --             --             --
 Before brokerage commission recapture and sub-advisory
 expense reimbursement                                       %     0.90           0.90         0.89           0.88           0.91
 Ratio of net investment income/(loss) to average net
 assets                                                      %     0.86           0.57         0.15          (0.06)          0.02
 Portfolio turnover rate                                     %      130            109           97             87             89
---------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A                    CLASS I
                                                                  ------------------------------      ------------
                                                                   YEAR ENDED       PERIOD ENDED      PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                      2003            1998(A)#          2003(B)
------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     11.98            12.20             12.45
 Income (loss) from investment operations:
 Net investment income                                          $      0.08             0.03              0.17
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $      2.84            (0.21)             2.30
 Total from investment operations                               $      2.92            (0.18)             2.47
 Less distributions:
 Dividends from net investment income                           $     (0.02)           (0.04)            (0.05)
 Total distributions                                            $     (0.02)           (0.04)            (0.05)
 Net asset value, end of period                                 $     14.88            11.98             14.87
 TOTAL RETURN++                                                 %     24.37            (1.45)            19.83
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $     1,950              336               103
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture and sub-advisory
 expense reimbursement+                                         %      0.99             0.96              0.59
 Before brokerage commission recapture and sub-advisory
 expense reimbursement+                                         %      1.05             1.06              0.65
 Ratio of net investment income to average net assets+          %      0.72             0.85              1.04
 Portfolio turnover rate                                        %       130              109               130
------------------------------------------------------------------------------------------------------------------

(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on May 2, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING MFS TOTAL RETURN PORTFOLIO                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS S
                                                               ------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                 2003#           2002#          2001          2000         1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                         $      14.81           15.98          17.00        15.80        15.80
 Income (loss) from investment operations:
 Net investment income                                      $       0.37            0.44           0.44         0.50         0.42
 Net realized and unrealized gain (loss) on investments
 and foreign currencies                                     $       2.11           (1.25)         (0.37)        2.07         0.11
 Total from investment operations                           $       2.48           (0.81)          0.07         2.57         0.53
 Less distributions:
 Dividends from net investment income                       $      (0.08)          (0.34)         (0.46)       (0.63)       (0.31)
 Distributions from capital gains                           $         --           (0.02)         (0.63)       (0.74)       (0.22)
 Total distributions                                        $      (0.08)          (0.36)         (1.09)       (1.37)       (0.53)
 Net asset value, end of year                               $      17.21           14.81          15.98        17.00        15.80
 TOTAL RETURN                                               %      16.75           (5.10)          0.49        16.50         3.38
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                         $  1,326,168       1,026,503      1,002,724      832,527      675,754
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture and sub-advisory
 expense reimbursement                                      %       0.89            0.89             --           --           --
 Before brokerage commission recapture and sub-advisory
 expense reimbursement                                      %       0.90            0.90           0.89         0.88         0.91
 Ratio of net investment income to average net assets       %       2.41            2.82           2.88         3.28         3.04
 Portfolio turnover rate                                    %         57              81            106          113           81
---------------------------------------------------------------------------------------------------------------------------------

                                                                          CLASS A                    CLASS I           CLASS R
                                                               ------------------------------      ------------      ------------
                                                                YEAR ENDED       PERIOD ENDED      PERIOD ENDED      PERIOD ENDED
                                                               DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2003#            2002(A)#          2003(B)#          2003(C)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                        $     14.82            14.97             15.19             16.82
 Income from investment operations:
 Net investment income                                       $      0.36             0.12              0.58              0.01
 Net realized and unrealized gain on investments and
 foreign currencies                                          $      2.07             0.07              1.55              0.45
 Total from investment operations                            $      2.43             0.19              2.13              0.46
 Less distributions:
 Dividends from net investment income                        $     (0.07)           (0.32)            (0.10)            (0.09)
 Distributions from capital gains                            $        --            (0.02)               --                --
 Total distributions                                         $     (0.07)           (0.34)            (0.10)            (0.09)
 Net asset value, end of period                              $     17.18            14.82             17.22             17.19
 TOTAL RETURN++                                              %     16.40             1.22             14.03              2.77
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                        $    18,035              966             2,303                 1
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture and sub-advisory
 expense reimbursement+                                      %      1.04             1.03              0.64              1.04
 Before brokerage commission recapture and sub-advisory
 expense reimbursement+                                      %      1.05             1.06              0.65              1.05
 Ratio of net investment income to average net assets+       %      2.27             2.59              2.61              1.85
 Portfolio turnover rate                                     %        57               81                57                57
---------------------------------------------------------------------------------------------------------------------------------

(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on May 2, 2003.
(C) Class R commenced operations on December 16, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                              ING PIMCO CORE BOND PORTFOLIO*
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                              CLASS S
                                                                   -------------------------------------------------------------
                                                                                            YEAR ENDED
                                                                                           DECEMBER 31,
                                                                   -------------------------------------------------------------
                                                                    2003         2002#        2001         2000        1999
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    10.39         9.79         9.60       10.06       11.17
 Income (loss) from investment operations:
 Net investment income                                          $     0.41         0.36         0.26        0.12        0.34
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $     0.10         0.48        (0.02)      (0.03)      (1.30)
 Total from investment operations                               $     0.51         0.84         0.24        0.09       (0.96)
 Less distributions:
 Dividends from net investment income                           $    (0.05)       (0.16)          --       (0.32)      (0.14)
 Distributions from capital gains                               $    (0.13)       (0.08)       (0.05)      (0.00)(1)      --
 Distributions in excess of capital gains                       $       --           --           --          --       (0.01)
 Return of capital                                              $       --           --           --       (0.23)         --
 Total distributions                                            $    (0.18)       (0.24)       (0.05)      (0.55)      (0.15)
 Net asset value, end of period                                 $    10.72        10.39         9.79        9.60       10.06
 TOTAL RETURN                                                   %     4.84         8.68         2.46        0.94       (8.62)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $  525,001      437,548      122,176      47,126      30,371
 Ratio of operating expenses to average net assets              %     0.87         0.93         1.13        1.60        1.60
 Ratio of net investment income to average net assets           %     3.55         3.56         3.30        3.62        3.17
 Portfolio turnover rate                                        %      402          605          745         156          87
--------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                     2003#            2002(A)#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     10.40            10.33
 Income from investment operations:
 Net investment income                                          $      0.42             0.10
 Net realized and unrealized gain on investments and foreign
 currencies                                                     $      0.06             0.20
 Total from investment operations                               $      0.48             0.30
 Less distributions:
 Dividends from net investment income                           $     (0.04)           (0.15)
 Distributions from capital gains                               $     (0.13)           (0.08)
 Total distributions                                            $     (0.17)           (0.23)
 Net asset value, end of period                                 $     10.71            10.40
 TOTAL RETURN++                                                 %      4.56             2.94
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    16,428            1,002
 Ratio of operating expenses to average net assets+             %      1.01             1.03
 Ratio of net investment income to average net assets+          %      3.40             3.21
 Portfolio turnover rate                                        %       402              605
------------------------------------------------------------------------------------------------

* Since May 1, 2001, Pacific Investment Management Company has served as the Portfolio Manager of the ING PIMCO Core Bond Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Global Fixed Income Series to the ING PIMCO Core Bond Portfolio and a change of investment strategy.

(A) Class A commenced operations on September 9, 2002.

+   Annualized for periods less than one year.

++   Total return for periods less than one year are not annualized.

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

(1)  Amount is less than $0.01.

                       See Notes to Financial Statements

ING SALOMON BROTHERS ALL CAP PORTFOLIO                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                         CLASS S
                                                                   ---------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,           PERIOD ENDED
                                                                   ---------------------------------      DECEMBER 31,
                                                                    2003         2002#        2001           2000*
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     8.56        11.53        11.45          10.00
 Income (loss) from investment operations:
 Net investment income                                          $     0.03         0.03         0.09           0.05
 Net realized and unrealized gain (loss) on investments         $     3.30        (2.98)        0.12           1.68
 Total from investment operations                               $     3.33        (2.95)        0.21           1.73
 Less distributions:
 Dividends from net investment income                           $    (0.01)       (0.02)       (0.09)         (0.04)
 Distributions from capital gains                               $       --           --        (0.04)         (0.24)
 Total distributions                                            $    (0.01)       (0.02)       (0.13)         (0.28)
 Net asset value, end of period                                 $    11.88         8.56        11.53          11.45
 TOTAL RETURN++                                                 %    38.85       (25.57)        1.91          17.45
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in (000's)                          $  429,843      252,792      307,030        111,887
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %     0.98         1.01           --             --
 Before brokerage commission recapture+                         %     1.00         1.01         1.01           1.00
 Ratio of net investment income to average net assets+          %     0.30         0.32         1.15           1.10
 Portfolio turnover rate                                        %       21          139           75             82
----------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     8.57              8.87
 Income (loss) from investment operations:
 Net investment income                                          $     0.01              0.02
 Net realized and unrealized gain (loss) on investments         $     3.31             (0.31)
 Total from investment operations                               $     3.32             (0.29)
 Less distributions:
 Dividends from net investment income                           $    (0.00)(1)         (0.01)
 Total distributions                                            $    (0.00)(1)         (0.01)
 Net asset value, end of period                                 $    11.89              8.57
 TOTAL RETURN++                                                 %    38.75             (3.28)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in (000's)                          $    6,134               186
 Ratio of operating expenses to average net assets:
 After brokerage commission reimbursement+                      %     1.13              1.16
 Before brokerage commission reimbursement+                     %     1.15              1.16
 Ratio of net investment income to average net assets+          %     0.12              0.65
 Portfolio turnover rate                                        %       21               139
------------------------------------------------------------------------------------------------

* The ING Salomon Brothers All Cap Portfolio commenced operations on February 1, 2000.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than $0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                    ING SALOMON BROTHERS INVESTORS PORTFOLIO
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS S
                                                                   -------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,          PERIOD ENDED
                                                                   -------------------------------      DECEMBER 31,
                                                                    2003        2002#        2001          2000*
--------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     8.02       10.50       11.06          10.00
 Income (loss) from investment operations:
 Net investment income                                          $     0.10        0.09        0.04           0.06
 Net realized and unrealized gain (loss) on investments         $     2.41       (2.50)      (0.52)          1.33
 Total from investment operations                               $     2.51       (2.41)      (0.48)          1.39
 Less distributions:
 Dividends from net investment income                           $    (0.02)      (0.07)      (0.05)         (0.05)
 Distributions from capital gains                               $       --          --       (0.03)         (0.28)
 Total distributions                                            $    (0.02)      (0.07)      (0.08)         (0.33)
 Net asset value, end of period                                 $    10.51        8.02       10.50          11.06
 TOTAL RETURN++                                                 %    31.25      (22.98)      (4.27)         14.07
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $  139,825      94,986      95,347         27,440
 Ratio of operating expenses to average net assets+             %     1.00        1.01        1.01           1.00
 Ratio of net investment income/(loss) to average net
 assets+                                                        %     1.24        1.03        0.78           1.13
 Portfolio turnover rate                                        %       40          42          39            118
--------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A                    CLASS I
                                                                  ------------------------------      ------------
                                                                   YEAR ENDED       PERIOD ENDED      PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#          2003(B)
------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     8.03              8.16              9.17
 Income (loss) from investment operations:
 Net investment income                                          $     0.08              0.04              0.04
 Net realized and unrealized gain (loss) on investments         $     2.42             (0.11)             1.32
 Total from investment operations                               $     2.50             (0.07)             1.36
 Less Distributions:
 Dividends from net investment income                           $    (0.01)            (0.06)            (0.02)
 Total distributions                                            $    (0.01)            (0.06)            (0.02)
 Net asset value, end of period                                 $    10.52              8.03             10.51
 TOTAL RETURN++                                                 %    31.11             (0.92)            14.89
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    1,015               307               250
 Ratio of operating expenses to average net assets+             %     1.15              1.16              0.75
 Ratio of net investment income/(loss) to average net
 assets+                                                        %     1.07              1.37              1.44
 Portfolio turnover rate                                        %       40                42                40
------------------------------------------------------------------------------------------------------------------

* The ING Salomon Brothers Investors Portfolio commenced operations on February 1, 2000.
(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on June 24, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS S
                                                                   ---------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                   ---------------------------------------------------------
                                                                     2003         2002#       2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                             $      17.13       17.50       16.62       15.05       15.23
 Income from investment operations:
 Net investment income                                          $       0.26        0.38        0.36        0.47        0.50
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $       4.06       (0.29)       1.28        2.78        0.53
 Total from investment operations                               $       4.32        0.09        1.64        3.25        1.03
 Less distributions:
 Dividends from net investment income                           $      (0.07)      (0.26)      (0.37)      (0.62)      (0.40)
 Distributions from capital gains                               $      (0.02)      (0.20)      (0.39)      (1.06)      (0.81)
 Total distributions                                            $      (0.09)      (0.46)      (0.76)      (1.68)      (1.21)
 Net asset value, end of year                                   $      21.36       17.13       17.50       16.62       15.05
 TOTAL RETURN                                                   %      25.23        0.48        9.92       21.97        6.92
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                             $  1,413,027     994,912     688,506     373,548     287,909
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture                           %       0.93        0.94          --          --          --
 Before brokerage commission recapture                          %       0.94        0.95        0.95        0.95        0.97
 Ratio of net investment income to average net assets           %       1.73        2.13        2.65        3.24        3.45
 Portfolio turnover rate                                        %         12          16          23          42          36
----------------------------------------------------------------------------------------------------------------------------

                                                                          CLASS A                    CLASS I           CLASS R
                                                               ------------------------------      ------------      ------------
                                                                YEAR ENDED       PERIOD ENDED      PERIOD ENDED      PERIOD ENDED
                                                               DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                  2003#            2002(A)#          2003(B)           2003(C)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                        $     17.15            17.40              17.61             20.75
 Income from investment operations:
 Net investment income                                       $      0.28             0.12               0.20              0.01
 Net realized and unrealized gain on investments and
 foreign currencies                                          $      4.00             0.06               3.65              0.68
 Total from investment operations                            $      4.28             0.18               3.85              0.69
 Less distributions:
 Dividends from net investment income                        $     (0.06)           (0.23)             (0.09)            (0.08)
 Distributions from capital gains                            $     (0.02)           (0.20)             (0.02)            (0.02)
 Total distributions                                         $     (0.08)           (0.43)             (0.11)            (0.10)
 Net asset value, end of period                              $     21.35            17.15              21.35             21.34
 TOTAL RETURN++                                              %     24.96             1.03              21.92              3.72
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                        $    20,123              903             34,659                42
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                       %      1.08             0.09               0.68              1.28
 Before brokerage commission recapture+                      %      1.09             1.10               0.69              1.29
 Ratio of net investment income to average net assets+       %      1.62             2.20               2.00              2.72
 Portfolio turnover rate                                     %        12               16                 12                12
---------------------------------------------------------------------------------------------------------------------------------

(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on May 2, 2003.
(C) Class R commenced operations on December 16, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                   ING T. ROWE PRICE EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                             CLASS S
                                                                   -----------------------------------------------------------
                                                                                           YEAR ENDED
                                                                                          DECEMBER 31,
                                                                   -----------------------------------------------------------
                                                                    2003#        2002#        2001         2000         1999
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                             $     9.72        11.41        11.67        11.24        12.67
 Income (loss) from investment operations:
 Net investment income                                          $     0.17         0.17         0.14         0.23         0.27
 Net realized and unrealized gain (loss) on investments         $     2.27        (1.68)        0.01         1.18        (0.39)
 Total from investment operations                               $     2.44        (1.51)        0.15         1.41        (0.12)
 Less distributions:
 Dividends from net investment income                           $    (0.03)       (0.12)       (0.14)       (0.30)       (0.29)
 Distributions from capital gains                               $    (0.01)       (0.06)       (0.27)       (0.68)       (1.02)
 Total distributions                                            $    (0.04)       (0.18)       (0.41)       (0.98)       (1.31)
 Net asset value, end of year                                   $    12.12         9.72        11.41        11.67        11.24
 TOTAL RETURN                                                   %    25.16       (13.19)        1.36        12.93        (0.72)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                             $  658,866      418,276      426,726      298,092      277,354
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture                           %     0.93         0.93           --           --           --
 Before brokerage commission recapture                          %     0.94         0.95         0.95         0.95         0.96
 Ratio of net investment income to average net assets           %     1.68         1.58         1.43         1.98         2.19
 Portfolio turnover rate                                        %       12           23           16           53          122
------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A                    CLASS I
                                                                  ------------------------------      ------------
                                                                   YEAR ENDED       PERIOD ENDED      PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#          2003(B)
------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      9.72             9.92              9.91
 Income (loss) from investment operations:
 Net investment income                                          $      0.16             0.06              0.08
 Net realized and unrealized gain (loss) on investments         $      2.27            (0.09)             2.19
 Total from investment operations                               $      2.43            (0.03)             2.27
 Less distributions:
 Dividends from net investment income                           $     (0.02)           (0.11)            (0.04)
 Distributions from capital gains                               $     (0.01)           (0.06)            (0.01)
 Total distributions                                            $     (0.03)           (0.17)            (0.05)
 Net asset value, end of period                                 $     12.12             9.72             12.13
 TOTAL RETURN++                                                 %     25.10            (0.30)            22.99
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    11,362              650             2,762
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %      1.08             1.08              0.68
 Before brokerage commission recapture+                         %      1.09             1.10              0.69
 Ratio of net investment income to average net assets+          %      1.58             1.89              1.99
 Portfolio turnover rate                                        %        12               23                12
------------------------------------------------------------------------------------------------------------------

* Since May 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the ING T. Rowe Price Equity Income Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Series to the T. Rowe Price Equity Income Portfolio.
(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on May 2, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING UBS U.S. BALANCED PORTFOLIO                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS S
                                                                  ----------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                  ----------------------------------      DECEMBER 31,
                                                                     2003         2002#        2001          2000*#
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     7.33          8.71        9.40         10.00
 Income (loss) from investment operations:
 Net investment income                                          $     0.09          0.09        0.03          0.09
 Net realized and unrealized gain (loss) on investments         $     1.23         (1.38)      (0.64)        (0.68)
 Total from investment operations                               $     1.32         (1.29)      (0.61)        (0.59)
 Less distributions:
 Dividends from net investment income                           $    (0.00)(1)     (0.09)      (0.08)        (0.01)
 Net asset value, end of period                                 $     8.65          7.33        8.71          9.40
 TOTAL RETURN++                                                 %    18.02        (14.77)      (6.52)        (5.90)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $   68,691        47,394      51,723         8,497
 Ratio of operating expenses to average net assets+             %     1.01          1.01        1.01          1.00
 Ratio of net investment income to average net assets+          %     1.38          1.11        1.50          3.80
 Portfolio turnover rate                                        %      203           126          50            10
----------------------------------------------------------------------------------------------------------------------

                                                                    CLASS A
                                                                  ------------
                                                                  PERIOD ENDED
                                                                  DECEMBER 31,
                                                                     2003**
------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      7.88
 Income from investment operations:
 Net investment income                                          $      0.02
 Net realized and unrealized gain on investments                $      0.75
 Total from investment operations                               $      0.77
 Less distributions:
 Dividends from net investment income                           $     (0.00)(1)
 Net asset value, end of period                                 $      8.65
 TOTAL RETURN++                                                 %      9.77
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $       963
 Ratio of operating expenses to average net assets+             %      1.16
 Ratio of net investment income to average net assets+          %      1.39
 Portfolio turnover rate                                        %       203
------------------------------------------------------------------------------

*   The ING UBS U.S. Balanced Portfolio commenced operations on October 2,
    2000.
**  Class A commenced operations on June 3, 2003.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than $0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                      ING VAN KAMPEN EQUITY GROWTH PORTFOLIO
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS S
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003             2002*#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      7.89             10.00
 Income (loss) from investment operations:
 Net investment income                                          $      0.01              0.01
 Net realized and unrealized gain (loss) on investments         $      1.85             (2.11)
 Total from investment operations                               $      1.86             (2.10)
 Less distributions:
 Dividends from net investment income                           $     (0.00)(1)         (0.01)
 Distributions from capital gains                               $     (0.10)               --
 Total distributions                                            $     (0.10)            (0.01)
 Net asset value, end of period                                 $      9.65              7.89
 TOTAL RETURN++                                                 %     23.65            (21.05)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    29,803             6,334
 Ratio of operating expenses to average net assets+             %      1.02              1.00
 Ratio of net investment income to average net assets+          %      0.06              0.13
 Portfolio turnover rate                                        %       120               113
------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     7.89              8.07
 Income (loss) from investment operations:
 Net investment income (loss)                                   $    (0.01)             0.00(1)
 Net realized and unrealized gain (loss) on investments         $     1.87             (0.18)
 Total from investment operations                               $     1.86             (0.18)
 Less distributions:
 Distributions from capital gains                               $    (0.10)               --
 Total distributions                                            $    (0.10)               --
 Net asset value, end of period                                 $     9.65              7.89
 TOTAL RETURN++                                                 %    23.63             (2.23)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    5,893               468
 Ratio of operating expenses to average net assets+             %     1.17              1.16
 Ratio of net investment income (loss) to average net
 assets+                                                        %    (0.10)             0.10
 Portfolio turnover rate                                        %      120               113
------------------------------------------------------------------------------------------------

*   The ING Van Kampen Equity Growth Portfolio commenced operations on
    May 1, 2002.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount is less than $0.01.

                       See Notes to Financial Statements

ING VAN KAMPEN GLOBAL FRANCHISE PORTFOLIO                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                             CLASS S
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003             2002*#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      8.93             10.00
 Income (loss) from investment operations:
 Net investment income                                          $      0.09              0.04
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $      2.25             (1.11)
 Total from investment operations                               $      2.34             (1.07)
 Less distributions:
 Distributions from capital gains                               $     (0.00)(1)            --
 Return of capital                                              $     (0.06)               --
 Total distributions                                            $     (0.06)               --
 Net asset value, end of period                                 $     11.21              8.93
 TOTAL RETURN++                                                 %     26.24            (10.70)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    58,098            19,133
 Ratio of operating expenses to average net assets+             %      1.25              1.25
 Ratio of net investment income to average net assets+          %      1.35              0.70
 Portfolio turnover rate                                        %         9                33
------------------------------------------------------------------------------------------------

                                                                             CLASS A
                                                                  ------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                      2003            2002(A)#
------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $      8.93             9.34
 Income (loss) from investment operations:
 Net investment income                                          $      0.08             0.01
 Net realized and unrealized gain (loss) on investments and
 foreign currencies                                             $      2.21            (0.42)
 Total from investment operations                               $      2.29            (0.41)
 Less distributions:
 Distributions from capital gains                               $     (0.00)(1)           --
 Return of capital                                              $     (0.05)              --
 Total distributions                                            $     (0.05)              --
 Net asset value, end of period                                 $     11.19             8.93
 TOTAL RETURN++                                                 %     25.94            (4.39)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    14,543              713
 Ratio of operating expenses to average net assets+             %      1.40             1.41
 Ratio of net investment income to average net assets+          %      0.87             0.20
 Portfolio turnover rate                                        %         9               33
------------------------------------------------------------------------------------------------

*   The ING Van Kampen Global Franchise Portfolio commenced operations on May 1, 2002.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
(1) Amount less than $0.01.

                       See Notes to Financial Statements

FINANCIAL HIGHLIGHTS                  ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                            CLASS S
                                                               ------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                  2003          2002#        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                          $    17.23          20.41        23.53        24.84        22.01
 Income (loss) from investment operations:
 Net investment income                                       $     0.23           0.20         0.07         0.07         0.08
 Net realized and unrealized gain (loss) on investments      $     4.57          (3.21)       (2.89)       (0.62)        3.41
 Total from investment operations                            $     4.80          (3.01)       (2.82)       (0.55)        3.49
 Less distributions:
 Dividends from net investment income                        $    (0.05)         (0.17)       (0.06)       (0.11)       (0.07)
 Distributions from capital gains                            $       --             --        (0.24)       (0.65)       (0.59)
 Total distributions                                         $    (0.05)         (0.17)       (0.30)       (0.76)       (0.66)
 Net asset value, end of year                                $    21.98          17.23        20.41        23.53        24.84
 TOTAL RETURN                                                %    27.87         (14.75)      (11.95)       (2.11)       15.88
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                          $  759,747        599,841      793,601      941,024      899,753
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture                        %     0.90           0.91           --           --           --
 Before brokerage commission recapture                       %     0.94           0.95         0.95         0.95         0.96
 Ratio of net investment income to average net assets        %     1.25           1.08         0.33         0.30         0.40
 Portfolio turnover rate                                     %       62            153           36           37           27
---------------------------------------------------------------------------------------------------------------------------------

                                                                              CLASS A
                                                                  -------------------------------
                                                                   YEAR ENDED       PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,
                                                                     2003#            2002(A)#
-------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $     17.25             17.53
 Income (loss) from investment operations:
 Net investment income                                          $      0.22              0.07
 Net realized and unrealized gain (loss) on investments         $      4.56             (0.20)
 Total from investment operations                               $      4.78             (0.13)
 Less distributions:
 Dividends from net investment income                           $     (0.04)            (0.15)
 Total distributions                                            $     (0.04)            (0.15)
 Net asset value, end of period                                 $     21.99             17.25
 TOTAL RETURN++                                                 %     27.71             (0.78)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    24,079               999
 Ratio of operating expenses to average net assets:
 After brokerage commission recapture+                          %      1.05              1.03
 Before brokerage commission recapture+                         %      1.09              1.11
 Ratio of net investment income to average net assets:+         %      1.16              1.24
 Portfolio turnover rate                                        %        62               153
-------------------------------------------------------------------------------------------------

* Since January 30, 2002, Van Kampen has served as Portfolio Manager for the ING Van Kampen Growth and Income Portfolio. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Rising Dividends Series to the ING Van Kampen Growth and Income Portfolio.
(A) Class A commenced operations on September 9, 2002.
+   Annualized for periods less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

ING VAN KAMPEN REAL ESTATE PORTFOLIO*                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period.

                                                                                             CLASS S
                                                                  -------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------------------
                                                                    2003#          2002#        2001         2000         1999
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                             $    14.97          15.64        15.21        12.12       13.58
 Income (loss) from investment operations:
 Net investment income                                          $     0.78           0.73         0.70         0.42        0.84
 Net realized and unrealized gain (loss) on investments         $     4.86          (0.71)        0.53         3.33       (1.39)
 Total from investment operations                               $     5.64           0.02         1.23         3.75       (0.55)
 Less distributions:
 Dividends from net investment income                           $    (0.03)         (0.44)       (0.59)       (0.66)      (0.54)
 Distributions from capital gains                               $    (0.12)         (0.25)       (0.21)          --       (0.37)
 Total distributions                                            $    (0.15)         (0.69)       (0.80)       (0.66)      (0.91)
 Net asset value, end of year                                   $    20.46          14.97        15.64        15.21       12.12
 TOTAL RETURN                                                   %    37.73           0.20         8.14        30.99       (3.81)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of year (in 000's)                             $  341,126        194,207      130,643      103,800      56,906
 Ratio of operating expenses to average net assets              %     0.93           0.95         0.95         0.95        0.96
 Ratio of net investment income to average net assets           %     4.67           4.56         5.35         5.60        5.61
 Portfolio turnover rate                                        %       12             27           81           69          36
-------------------------------------------------------------------------------------------------------------------------------

                                                                             CLASS A                    CLASS I
                                                                  ------------------------------      ------------
                                                                   YEAR ENDED       PERIOD ENDED      PERIOD ENDED
                                                                  DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                     2003#            2002(A)#          2003(B)
------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $    14.99             16.24             16.59
 Income (loss) from investment operations:
 Net investment income                                          $     0.75              0.31              0.25
 Net realized and unrealized gain (loss) on investments         $     4.87             (0.89)             3.81
 Total from investment operations                               $     5.62             (0.58)             4.06
 Less distributions:
 Dividends from net investment income                           $    (0.02)            (0.42)            (0.05)
 Distributions from capital gains                               $    (0.12)            (0.25)            (0.12)
 Total distributions                                            $    (0.14)            (0.67)            (0.17)
 Net asset value, end of period                                 $    20.47             14.99             20.48
 TOTAL RETURN++                                                 %    37.54             (3.53)            24.51
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's)                           $    6,240               286               534
 Ratio of operating expenses to average net assets+             %     1.08              1.10+             0.68
 Ratio of net investment income to average net assets+          %     4.42              6.59+             5.25
 Portfolio turnover rate                                        %       12                27                12
------------------------------------------------------------------------------------------------------------------

* Since December 17, 2001, Van Kampen has served as Portfolio Manager for the ING Van Kampen Real Estate Portfolio. Prior to that date, a different firm served as Portfolio Manager.
(A) Class A commenced operations on September 9, 2002.
(B) Class I commenced operations on May 19, 2003.
+   Annualized for periods of less than one year.
++  Total return for periods less than one year are not annualized.
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements

             NOTES TO FINANCIAL STATEMENTS as of December 31, 2003
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION
Organization. The ING Investors Trust (the "Trust", formerly the GCG Trust) is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1998 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 2003 the Trust had thirty-eight operational portfolios (the "Portfolios"). Thirty-four portfolios in this report are: ING AIM Capital Mid Cap Growth Portfolio ("AIM Capital Mid Cap Growth"), ING Alliance Mid Cap Growth Portfolio ("Alliance Mid Cap Growth"), ING Capital Guardian Large Cap Value Portfolio ("Capital Guardian Large Cap Value"), ING Capital Guardian Managed Global Portfolio ("Capital Guardian Managed Global"), ING Capital Guardian Small Cap Portfolio ("Capital Guardian Small Cap"), ING Developing World Portfolio ("Developing World"), ING Eagle Asset Value Equity Portfolio ("Eagle Asset Value Equity"), ING FMR(SM) Diversified Mid Cap Portfolio ("FMR(SM) Diversified Mid Cap"), ING Goldman Sachs Internet Tollkeeper(SM) Portfolio ("Goldman Sachs Internet Tollkeeper(SM)"), ING Hard Assets Portfolio ("Hard Assets"), ING International Portfolio, ("International"), ING Janus Growth and Income Portfolio ("Janus Growth and Income"), ING Janus Special Equity Portfolio ("Janus Special Equity"), ING Jennison Equity Opportunities Portfolio ("Jennison Equity Opportunities"), ING JPMorgan Small Cap Equity Portfolio ("JPMorgan Small Cap Equity", formerly ING JPMorgan Fleming Small Cap Equity Portfolio), ING Julius Baer Foreign Portfolio ("Julius Baer Foreign", formerly ING JPMorgan Fleming International EAFE Portfolio), ING Limited Maturity Bond Portfolio ("Limited Maturity Bond"), ING Liquid Assets Portfolio ("Liquid Assets"), ING Marsico Growth Portfolio ("Marsico Growth"), ING Mercury Focus Value Portfolio ("Mercury Focus Value"), ING Mercury Fundamental Growth Portfolio ("Mercury Fundamental Growth"), ING MFS Mid Cap Growth Portfolio ("MFS Mid Cap Growth"), ING MFS Research Portfolio ("MFS Research"), ING MFS Total Return Portfolio ("MFS Total Return"), ING PIMCO Core Bond Portfolio ("PIMCO Core Bond"), ING Salomon Brothers All Cap Portfolio ("Salomon Brothers All Cap"), ING Salomon Brothers Investors Portfolio ("Salomon Brothers Investors"), ING T. Rowe Price Capital Appreciation Portfolio ("T. Rowe Price Capital Appreciation"), ING T. Rowe Price Equity Income Portfolio ("T. Rowe Price Equity Income"), ING UBS U.S. Balanced Portfolio ("UBS U.S. Balanced"), ING Van Kampen Equity Growth Portfolio ("Van Kampen Equity Growth"), ING Van Kampen Global Franchise ("Van Kampen Global Franchise"), ING Van Kampen Growth and Income Portfolio ("Van Kampen Growth and Income") and ING Van Kampen Real Estate Portfolio ("Van Kampen Real Estate").

All of the Portfolios are diversified except for the Capital Guardian Managed Global, Van Kampen Global Franchise, Hard Assets, Janus Special Equity, JPMorgan Small Cap Equity, Julius Baer Foreign, MFS Mid Cap Growth, Salomon Brothers All Cap and Van Kampen Real Estate, which are non-diversified. All of the Portfolios, except Liquid Assets, which is authorized to offer three classes of shares (Class S, Class A and Class I), are authorized to offer four classes of shares (Class S, Class A, Class I and Class R); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. All shareholders bear the common expenses of the Portfolio and earn income and gains and losses from the Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized allocations and from differences in separate class expenses, including shareholder servicing fees. The information presented in these financial statements pertains to all of the Portfolios except the Fund for Life Series and the American Funds Portfolios, which are presented under separate covers. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Portfolios serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep N.V. ("ING"), Equitable Life Insurance Company of Iowa, an indirect wholly owned subsidiary of ING, Security Life of Denver, an indirect wholly owned subsidiary of ING, Southland Life Insurance Company, an indirect wholly owned subsidiary of ING, ReliaStar Life Insurance Company, an indirect wholly owned subsidiary of ING, United Life Annuities, an indirect wholly owned subsidiary of Golden American and ReliaStar Life Insurance Company of New York, an indirect wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at the NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time such valuation is determined by each Portfolio's custodian. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

      Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.

      Investments in securities maturing in less than 60 days as well as all securities in the Liquid Assets Portfolio are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.    Security Transactions and Revenue Recognition.
      Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition,

--------------------------------------------------------------------------------

      realized gains or losses on such securities are recorded net of foreign withholding tax.

      Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.    Forward Foreign Currency Contracts. Certain
      Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

E. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly by the Liquid Assets Portfolio. For all other Portfolios, net investment income, if any, will be declared and paid annually. Each portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

G. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required.

      The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

H. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

I. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of

--------------------------------------------------------------------------------

      Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the securities at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

J. Securities Lending. Certain Portfolios have the option to temporarily loan up to 30% of their total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolios have the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leverage effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

                                      VALUE OF
                                     SECURITIES      VALUE OF
PORTFOLIO                              LOANED       COLLATERAL
---------                           ------------   ------------
AIM Capital Mid Cap Growth          $ 57,565,063   $ 59,538,672
Alliance Mid Cap Growth              136,558,189    142,902,715
Capital Guardian Large Cap Value     142,626,739    148,206,601
Capital Guardian Managed Global       43,853,827     45,560,129
Capital Guardian Small Cap           142,865,830    150,412,772
Eagle Asset Value Equity              49,268,337     50,981,839
FMR(SM) Diversified Mid Cap           40,963,904     42,387,934
International                         19,827,223     20,388,183
Janus Growth and Income               56,600,895     58,473,488
Janus Special Equity                  11,001,031     11,389,464
Jennison Equity Opportunities         83,116,013     86,572,907
JPMorgan Small Cap Equity              6,912,663      7,215,262
Limited Maturity Bond                146,071,115    148,876,828
Marsico Growth                       224,309,436    231,142,947
MFS Mid Cap Growth                   200,634,696    207,528,520
MFS Research                         164,209,958    170,089,304
MFS Total Return                     341,745,369    352,041,032
PIMCO Core Bond                      100,977,016    102,430,234
Salomon Brothers All Cap             107,273,199    110,993,097
Salomon Brothers Investors            38,142,894     39,300,708
T. Rowe Price Capital Appreciation   260,171,063    269,303,079
T. Rowe Price Equity Income          137,746,603    142,897,549
UBS U.S. Balanced                     13,897,966     14,239,750
Van Kampen Growth and Income         188,055,758    193,648,498
Van Kampen Real Estate                10,104,732     10,659,897

K. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

--------------------------------------------------------------------------------

As of December 31, 2003, portfolio securities valued at $24,965 were held in escrow by the custodian as cover for call options written by the Portfolio. Transactions in options written during the year ended December 31, 2003, were as follows:

                                       NUMBER OF    PREMIUMS
                                       CONTRACTS    RECEIVED
                                       ---------   -----------
Options outstanding at December 31,
  2002                                   1,189     $ 2,502,787
Options written                          2,832       3,787,797
Options terminated in closing
  purchase transactions                 (1,111)     (1,978,663)
Options expired                         (1,087)       (915,687)
Options exercised                         (177)       (181,645)
                                        ------     -----------
Options outstanding at December 31,
  2003                                   1,646     $ 3,214,589
                                        ======     ===========

L. Swap Contracts. Certain Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

M. Credit Default Swaps. The PIMCO Core Bond may enter into credit default swap contracts for investment purposes. All other Portfolios may purchase credit default swap contracts in order to hedge against risk of default of debt securities held in their portfolio.




      As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.

      When a Portfolio purchases a credit default swap, the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the Portfolios in the event of a default.

N. Illiquid and Restricted Securities. The Portfolios may invest up to 15% of their net assets (except for Liquid Assets, which can invest 10% of its net assets) in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933
      Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

O.    Delayed Delivery Transactions. Limited Maturity
      Bond, PIMCO Core Bond and Julius Baer Foreign may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

P. Mortgage Dollar Roll Transactions. In connection with a Portfolio's ability to purchase or sell securities on a when-issued basis, Limited Maturity Bond, PIMCO Core Bond and Julius Baer Foreign may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a

--------------------------------------------------------------------------------

      financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. In return, the Portfolio is compensated with fee income or receives an advantageous repurchase price ("drop in price"). The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, the cost of purchases and the proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

                                  PURCHASES          SALES
                                --------------   --------------
AIM Capital Mid Cap Growth      $  373,414,658   $  353,784,002
Alliance Mid Cap Growth            470,177,041      425,567,797
Capital Guardian Large Cap
  Value                            226,620,075       80,011,054
Capital Guardian Managed
  Global                            99,120,485       60,519,044
Capital Guardian Small Cap         213,550,288      165,578,049
Developing World                    89,743,459       70,984,942
Eagle Asset Value Equity            80,884,250       75,803,714
FMR(SM) Diversified Mid Cap        149,362,643      111,235,828
Goldman Sachs Internet
  Tollkeeper(SM)                    39,077,108        9,160,999
Hard Assets                        139,752,588      100,456,571
International                      185,470,783      166,069,646
Janus Growth and Income            122,947,419       61,854,220
Janus Special Equity                27,993,350       13,186,449
Jennison Equity Opportunity        284,520,936      328,185,371
Julius Baer Foreign                 53,693,837       33,207,809
JP Morgan Small Cap Equity          60,774,640       12,302,619
Limited Maturity Bond               88,231,404      162,252,118
Marsico Growth                     581,997,620      549,291,003
Mercury Focus Value                 24,205,301        9,846,461
Mercury Fundamental Growth          16,951,188        9,245,488
MFS Mid Cap Growth                 601,144,401      572,500,427
MFS Research                       735,790,626      782,027,634
MFS Total Return                   512,762,012      354,288,691
PIMCO Core Bond                    154,988,233      212,900,105
Salomon Brothers All Cap           131,428,684       60,730,862
Salomon Brothers Investors          53,660,490       41,721,160
T. Rowe Price Capital
  Appreciation                     290,518,238      106,598,282
T. Rowe Price Equity Income        189,182,813       58,397,397
UBS U.S. Balanced                   77,224,641       68,438,979
Van Kampen Equity Growth            46,004,191       21,808,272

                                 PURCHASES          SALES
                               --------------   --------------
Van Kampen Global Franchise    $   40,483,572   $    3,188,811
Van Kampen Growth and Income      429,519,591      387,761,962
Van Kampen Real Estate            105,391,919       27,801,449

U.S. Government Securities not included above were as follows:

                                  PURCHASES          SALES
                                --------------   --------------
UBS U.S. Balanced               $   34,530,876   $   28,907,364
MFS Total Return                   310,297,657      259,994,809
Limited Maturity Bond              407,778,016      359,567,375
PIMCO Core Bond                  1,656,767,988    1,709,333,305

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Directed Services, Inc. (the "Manager" or "DSI"), an indirect wholly owned subsidiary of ING, provides all of the Portfolios with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging portfolio managers and for monitoring and evaluating the management of the assets of each Portfolio by the portfolio managers. Portfolio managers have full investment discretion and make all determinations with respect to the investment of a Portfolio's assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust, including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend reimbursing, auditing and ordinary legal expenses. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the Portfolios:

PORTFOLIO                      FEE
---------                      ---
                               (based on combined net assets of the
                               indicated Groups or Portfolios)
Alliance Mid Cap Growth and    0.85% of the first $250 million;
Marsico Growth                 0.80% of the next $400 million;
                               0.75% of the next $450 million; and
                               0.70% of the amount in excess of
                               $1.1 billion
Capital Guardian Large Cap     0.75% of the first $500 million;
Value                          0.70% of the next $250 million;
                               0.65% of the next $500 million; and
                               0.60% of the amount in excess of
                               $1.25 billion

--------------------------------------------------------------------------------

PORTFOLIO                      FEE
---------                      ---
Capital Guardian Managed       1.00% of the first $500 million;
Global                         and 0.80% of the amount in
                               excess of $500 million
AIM Mid Cap Growth, Capital    0.75% of the first $750 million
Guardian Small Cap, Eagle      in combined net assets of these
Asset Value Equity, Hard       Portfolios; 0.70% of the next
Assets, Jennison Equity        $1.25 billion; 0.65% of the next
Opportunities, T. Rowe Price   $1.5 billion; and 0.60% of the
Capital Appreciation, T. Rowe  amount in excess of $3.5 billion
Price Equity Income, Van
Kampen Growth and Income and
Van Kampen Real Estate
Developing World               1.50%
Goldman Sachs Internet         1.60% of the first $1 billion;
Tollkeeper(SM)                 and 1.50% of the amount in
                               excess of $1 billion
International                  1.00% of the first $500 million;
                               and 0.80% of the amount in
                               excess of $500 million
Janus Growth and Income and    0.85% of the first $250 million;
Janus Special Equity           0.80% of the next $400 million;
                               0.75% of the next $450 million;
                               and 0.70% of the amount in
                               excess of $1.1 billion
JPMorgan Small Cap Equity      0.90% of the first $200 million;
                               0.85% of the next $300 million;
                               0.80% of the next $250 million;
                               and 0.75% thereafter
Julius Baer Foreign            1.00% of the first $50 million;
                               0.95% of the next $200 million;
                               0.90% of the next $250 million;
                               and 0.85% thereafter
Limited Maturity Bond and      0.35% of the first $200 million
Liquid Assets                  in combined assets of these
                               Portfolios; 0.30% of the next
                               $300 million; and 0.25% of the
                               amount in excess of $500 million
MFS Mid-Cap Growth, MFS        0.75% of the first $250 million
Research and MFS Total Return  in combined assets of these
                               Portfolios; 0.70% of the next
                               $400 million; 0.65% of the next
                               $450 million; and 0.60% of the
                               amount in excess of $1.1 billion
Mercury Focus Value and        0.80% of the first $500 million;
Mercury Fundamental Growth     0.75% of the next $250 million;
                               0.70% of the next $500 million;
                               0.65% of the next $750 million;
                               and 0.60% thereafter
PIMCO Core Bond                0.75% of the first $100 million;
                               0.65% of the next $100 million;
                               and 0.55% of the amount in
                               excess of $200 million
Salomon Brothers All Cap and   0.75% of the first $500 million
Salomon Brothers Investors     in combined assets of these
Portfolios                     Portfolios; 0.70% of the next
                               $250 million; 0.65% of the next
                               $500 million; and 0.60% of the
                               amount in excess of $1.25
                               billion

PORTFOLIO                      FEE
---------                      ---
UBS U.S. Balanced and FMR(SM)  0.75% of the first $500 million;
Diversified Mid Cap            0.70% of the next $250 million;
Portfolios                     0.65% of the next $500 million;
                               and 0.60% of the amount in
                               excess of $1.25 billion
Van Kampen Equity Growth       0.75% of the first $250 million;
                               0.70% of the next $250 million;
                               0.65% of the next $500 million;
                               and 0.60% thereafter
Van Kampen Global Franchise    1.00% of the first $250 million;
                               0.90% of the next $250 million;
                               and 0.75% thereafter

DSI has voluntarily agreed to reimburse the Portfolios' managed by MFS a portion of the management fees. For the year ended December 31, 2003, DSI reimbursed $70,329, $73,494 and $15,918 to the MFS Mid Cap Growth, MFS Research and MFS Total Return Portfolios, respectively. DSI is not obligated to reimburse these amounts and may choose not to do so in the future.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

The Trust has entered into a Shareholder Services Agreement (the "Agreement") for the Class S and Class A and Class R shares of each Portfolio of the Trust. The Agreement allows Directed Services, Inc. (the "Distributor" or "DSI") to make payments under the Agreement to insurance companies, broker-dealers or other financial intermediaries that provide services relating to each class of shares. Under the Agreement, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class A, Class S and Class R, respectively. The Portfolios have accrued the 0.25% service fee for each class, listed in their Statements of Operations.

Each Portfolio has entered into a Compensation Rule 12b-1 distribution agreement (the "Class A Agreement") with DSI on behalf of the Class A shares of the Portfolio. The Class A Agreement provides that the Class A shares shall pay a 12b-1 distribution fee, for distribution services including payments to DSI, the Distributor, at an annual rate not to exceed 0.25% of the average daily net assets. For the year ended December 31, 2003, Class A shares paid 12b-1 fees at a rate of 0.15% of average daily net assets.

Each Portfolio, except Liquid Assets, has entered into a Compensation Rule 12b-1 Agreement (the "Class R Agreement") with DSI on behalf of the Class R shares of the Portfolio. The Class R Agreement provides that the Class R shares shall pay a 12b-1 distribution fee, for distribution services including payments to DSI, the Distributor, at an annual rate not to exceed 0.50% of the average daily net assets. For the period ended

--------------------------------------------------------------------------------

December 31, 2003, Class R shares paid 12b-1 fees at a rate of 0.35% of average daily net assets.

The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Portfolios and are paid by the Manager based on the average daily net assets of the respective Portfolios. The Portfolio Managers of each of the Series are as follows (*related party Advisor):

SERIES                             PORTFOLIO MANAGER
------                             -----------------
AIM Capital Mid Cap Growth         AIM Capital Management, Inc.
Alliance Mid Cap Growth            Alliance Capital Management L.P.
Capital Guardian Large Cap Value   Capital Guardian Trust Company
Capital Guardian Managed Global    Capital Guardian Trust Company
Capital Guardian Small Cap         Capital Guardian Trust Company
Developing World                   Baring International Investment
                                   Limited*
Eagle Asset Value Equity           Eagle Asset Management, Inc.
FMR(SM) Diversified Mid Cap        Fidelity Management & Research
                                   Company
Goldman Sachs Internet             Goldman Sachs Asset Management,
 Tollkeeper(SM)                    L.P.
Hard Assets                        Baring International Investment
                                   Limited*
International                      Aeltus Investment Management,
                                   Inc.
Janus Growth and Income            Janus Capital Management LLC
Janus Special Equity               Janus Capital Management LLC
Jennison Equity Opportunities      Jennison Associates LLC
JPMorgan Small Cap Equity          J.P. Morgan Fleming Asset
                                   Management (USA) Inc.
Julius Baer Foreign                Julius Baer
Limited Maturity Bond              Aeltus Investment Management,
                                   Inc.

Liquid Assets                      Aeltus Investment Management,
                                   Inc.
Marsico Growth                     Marsico Capital Management, LLC
Mercury Focus Value                Fund Asset Management L.P.
Mercury Fundamental Growth         Fund Asset Management L.P.
MFS Mid Cap Growth                 Massachusetts Financial Services
                                   Company
MFS Research                       Massachusetts Financial Services
                                   Company

SERIES                            PORTFOLIO MANAGER
------                            -----------------
MFS Total Return                  Massachusetts Financial Services
                                  Company
PIMCO Core Bond                   Pacific Investment Management
                                  Company LLC
Salomon Brothers All Cap          Salomon Brothers Asset
                                  Management
Salomon Brothers Investors        Salomon Brothers Asset
                                  Management
T. Rowe Price Capital             T. Rowe Price Associates, Inc.
 Appreciation
T. Rowe Price Equity Income       T. Rowe Price Associates, Inc.
UBS U.S. Balanced                 UBS Global Asset Management
                                  (Americas) Inc.
Van Kampen Equity Growth          Morgan Stanley Investment
                                  Management, Inc.
Van Kampen Global Franchise       Morgan Stanley Investment
                                  Management, Inc.
Van Kampen Growth and Income      Morgan Stanley Investment
                                  Management, Inc.
Van Kampen Real Estate            Morgan Stanley Investment
                                  Management, Inc.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Manager may direct the Trust's portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Series are reflected as a reimbursement of expenses in the Statements of Operations.

The custodian for the Trust is The Bank of New York. The custodian is paid by the Manager and not the Trust.

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                                         CLASS S                        CLASS A
                                                              -----------------------------   ---------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  2003            2002            2003         2002(1)
                                                              ------------    ------------    ------------   ------------
AIM CAPITAL MID CAP GROWTH (NUMBER OF SHARES)
Shares sold                                                      14,590,893      38,837,454       244,905        9,725
Shares redeemed                                                 (12,993,897)    (43,178,444)       (7,195)          (9)
                                                              -------------   -------------    ----------      -------
Net increase (decrease) in shares outstanding                     1,596,996      (4,340,990)      237,710        9,716
                                                              =============   =============    ==========      =======
AIM CAPITAL MID CAP GROWTH($)
Shares sold                                                   $ 148,757,690   $ 405,078,417    $2,751,233      $88,600
Shares redeemed                                                (128,197,813)   (451,346,794)      (75,561)         (79)
                                                              -------------   -------------    ----------      -------
Net increase (decrease)                                       $  20,559,877   $ (46,268,377)   $2,675,672      $88,521
                                                              =============   =============    ==========      =======

                                                                         CLASS S                        CLASS A
                                                              -----------------------------   ---------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  2003            2002            2003         2002(1)
                                                              ------------    ------------    ------------   ------------
ALLIANCE MID CAP GROWTH (NUMBER OF SHARES)
Shares sold                                                      18,324,530      30,327,582       311,029        17,766
Shares redeemed                                                 (15,260,782)    (34,721,627)      (16,988)          (24)
                                                              -------------   -------------    ----------      --------
Net increase (decrease) in shares outstanding                     3,063,748      (4,394,045)      294,041        17,742
                                                              =============   =============    ==========      ========
ALLIANCE MID CAP GROWTH ($)
Shares sold                                                   $ 205,967,684   $ 275,964,544    $3,912,459      $163,823
Shares redeemed                                                (162,666,361)   (320,659,327)     (210,526)         (221)
                                                              -------------   -------------    ----------      --------
Net increase (decrease)                                       $  43,301,323   $ (44,694,783)   $3,701,933      $163,602
                                                              =============   =============    ==========      ========

Transactions in capital shares and dollars were as follows:

                                                                        CLASS S                       CLASS A
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003         2002(1)
                                                              ------------   ------------   ------------   ------------
CAPITAL GUARDIAN LARGE CAP VALUE
  (NUMBER OF SHARES)
Shares sold                                                     18,051,556     15,994,187       786,104        44,299
Shares issued as reinvestment of dividends                          21,900         90,295            --            33
Shares redeemed                                                 (2,543,568)    (4,866,931)     (188,998)          (21)
                                                              ------------   ------------   -----------      --------
Net increase in shares outstanding                              15,529,888     11,217,551       597,106        44,311
                                                              ============   ============   ===========      ========
CAPITAL GUARDIAN LARGE CAP VALUE($)
Shares sold                                                   $166,505,352   $138,682,086   $ 6,756,540      $357,023
Shares issued as reinvestment of dividends                         226,442        707,912            --           262
Shares redeemed                                                (21,265,201)   (39,476,836)   (1,462,833)         (166)
                                                              ------------   ------------   -----------      --------
Net increase                                                  $145,466,593   $ 99,913,162   $ 5,293,707      $357,119
                                                              ============   ============   ===========      ========

(1) Commencement of operations of the A Shares was September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                        CLASS S                        CLASS A
                                                              ----------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002            2003         2002(1)
                                                              ------------   ------------    ------------   ------------
CAPITAL GUARDIAN MANAGED GLOBAL (NUMBER OF SHARES)
Shares sold                                                      8,347,059      44,250,323       192,137        7,231
Shares issued as reinvestment of dividends                              --          37,348            --           --
Shares redeemed                                                 (3,990,588)    (41,433,303)      (15,080)          (8)
                                                              ------------   -------------    ----------      -------
Net increase in shares outstanding                               4,356,471       2,854,368       177,057        7,223
                                                              ============   =============    ==========      =======
CAPITAL GUARDIAN MANAGED GLOBAL($)
Shares sold                                                   $ 76,137,310   $ 439,910,071    $1,880,691      $61,545
Shares issued as reinvestment of dividends                              --         311,110            --           --
Shares redeemed                                                (33,343,607)   (414,510,971)     (143,527)         (68)
                                                              ------------   -------------    ----------      -------
Net increase                                                  $ 42,793,703   $  25,710,210    $1,737,164      $61,477
                                                              ============   =============    ==========      =======

                                                                         CLASS S                        CLASS A
                                                              -----------------------------   ---------------------------
                                                               YEAR ENDED      YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  2003            2002            2003         2002(1)
                                                              ------------    -------------   ------------   ------------
CAPITAL GUARDIAN SMALL CAP (NUMBER OF SHARES)
Shares sold                                                      22,594,852      88,136,422       336,804        42,081
Shares issued as reinvestment of dividends                           66,918          71,422           343             1
Shares redeemed                                                 (17,060,137)    (90,676,848)       (2,057)          (50)
                                                              -------------   -------------    ----------      --------
Net increase (decrease) in shares outstanding                     5,601,633      (2,469,004)      335,090        42,032
                                                              =============   =============    ==========      ========
CAPITAL GUARDIAN SMALL CAP($)
Shares sold                                                   $ 202,162,388   $ 834,408,948    $3,256,693      $330,182
Shares issued as reinvestment of dividends                          719,363         559,949         3,696             4
Shares redeemed                                                (145,074,766)   (850,020,284)      (18,456)         (390)
                                                              -------------   -------------    ----------      --------
Net increase (decrease)                                       $  57,806,985   $ (15,051,387)   $3,241,933      $329,796
                                                              =============   =============    ==========      ========

                                                                        CLASS S                        CLASS A
                                                              ----------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002            2003         2002(1)
                                                              ------------   ------------    ------------   ------------
DEVELOPING WORLD (NUMBER OF SHARES)
Shares sold                                                      8,932,234      35,212,691       200,787       14,047
Shares issued as reinvestment of dividends                          20,442              --           259           --
Shares redeemed                                                 (6,612,763)    (35,861,842)       (4,073)         (16)
                                                              ------------   -------------    ----------      -------
Net increase (decrease) in shares outstanding                    2,339,913        (649,151)      196,973       14,031
                                                              ============   =============    ==========      =======
DEVELOPING WORLD($)
Shares sold                                                   $ 71,516,057   $ 257,907,615    $1,541,646      $91,214
Shares issued as reinvestment of dividends                         183,366              --         2,319           --
Shares redeemed                                                (51,185,790)   (263,006,266)      (30,435)        (102)
                                                              ------------   -------------    ----------      -------
Net increase (decrease)                                       $ 20,513,633   $  (5,098,651)   $1,513,530      $91,112
                                                              ============   =============    ==========      =======

(1)  Commencement of operations of the A Shares was September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                        CLASS S                       CLASS A
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003         2002(1)
                                                              ------------   ------------   ------------   ------------
EAGLE ASSET VALUE EQUITY
  (NUMBER OF SHARES)
Shares sold                                                      2,533,031      7,138,414       64,036          9,069
Shares issued as reinvestment of dividends                          27,812        104,402           87             50
Shares redeemed                                                 (2,853,180)    (6,542,040)      (9,477)            (9)
                                                              ------------   ------------    ---------       --------
Net increase (decrease) in shares outstanding                     (292,337)       700,776       54,646          9,110
                                                              ============   ============    =========       ========
EAGLE ASSET VALUE EQUITY($)
Shares sold                                                   $ 34,999,026   $103,195,049    $ 867,721       $119,918
Shares issued as reinvestment of dividends                         436,934      1,357,227        1,362            656
Shares redeemed                                                (37,948,789)   (92,490,390)    (125,929)          (119)
                                                              ------------   ------------    ---------       --------
Net increase (decrease)                                       $ (2,512,829)  $ 12,061,886    $ 743,154       $120,455
                                                              ============   ============    =========       ========

                                                                        CLASS S                       CLASS A
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003         2002(1)
                                                              ------------   ------------   ------------   ------------
FMR(SM) DIVERSIFIED MID CAP (NUMBER OF SHARES)
Shares sold                                                     4,938,328      6,863,558        366,092        30,367
Shares issued as reinvestment of dividends                            169         30,602             --            26
Shares redeemed                                                  (655,079)      (956,359)       (17,261)          (15)
                                                              -----------    -----------     ----------      --------
Net increase in shares outstanding                              4,283,418      5,937,801        348,831        30,378
                                                              ===========    ===========     ==========      ========
FMR(SM) DIVERSIFIED MID CAP($)
Shares sold                                                   $40,731,551    $58,462,974     $3,041,031      $229,644
Shares issued as reinvestment of dividends                          1,642        228,289             --           193
Shares redeemed                                                (5,018,247)    (7,546,053)      (139,954)         (112)
                                                              -----------    -----------     ----------      --------
Net increase                                                  $35,714,946    $51,145,210     $2,901,077      $229,725
                                                              ===========    ===========     ==========      ========

                                                                        CLASS S                       CLASS A
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003         2002(1)
                                                              ------------   ------------   ------------   ------------
GOLDMAN SACHS INTERNET TOLLKEEPER(SM) (NUMBER OF SHARES)
Shares sold                                                     6,402,962      3,257,919        410,836       13,424
Shares redeemed                                                (1,577,255)    (1,271,285)       (36,633)         (23)
                                                              -----------    -----------     ----------      -------
Net increase in shares outstanding                              4,825,707      1,986,634        374,203       13,401
                                                              ===========    ===========     ==========      =======
GOLDMAN SACHS INTERNET TOLLKEEPER(SM)($)
Shares sold                                                   $37,453,452    $16,754,454     $2,452,596      $67,046
Shares redeemed                                                (9,186,327)    (6,123,020)      (220,113)        (114)
                                                              -----------    -----------     ----------      -------
Net increase                                                  $28,267,125    $10,631,434     $2,232,483      $66,932
                                                              ===========    ===========     ==========      =======

(1)  Commencement of operations of the A Shares was September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                   CLASS S                       CLASS A               CLASS I
                                                         ---------------------------   ---------------------------   ------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED   PERIOD ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2003           2002           2003         2002(1)        2003(2)
                                                         ------------   ------------   ------------   ------------   ------------
HARD ASSETS (NUMBER OF SHARES)
Shares sold                                                 8,508,313      9,924,814       200,870        10,825         73,757
Shares issued as reinvestment of dividends                     27,539         40,409           495            30             44
Shares redeemed                                            (5,912,072)    (6,351,692)       (5,766)           (4)       (59,646)
                                                         ------------   ------------    ----------      --------      ---------
Net increase in shares outstanding                          2,623,780      3,613,531       195,599        10,851         14,155
                                                         ============   ============    ==========      ========      =========
HARD ASSETS($)
Shares sold                                              $ 98,894,188   $104,942,954    $2,362,823      $105,175      $ 916,677
Shares issued as reinvestment of dividends                    394,080        395,204         7,091           295            625
Shares redeemed                                           (65,294,045)   (65,436,573)      (63,920)          (36)      (727,736)
                                                         ------------   ------------    ----------      --------      ---------
Net increase                                             $ 33,994,223   $ 39,901,585    $2,305,994      $105,434      $ 189,566
                                                         ============   ============    ==========      ========      =========

                                                                      CLASS S                        CLASS A
                                                           -----------------------------   ---------------------------
                                                            YEAR ENDED      YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                               2003            2002            2003         2002(1)
                                                           ------------    ------------    ------------   ------------
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                                   40,743,788      88,211,243       564,222        38,028
Shares issued as reinvestment of dividends                        46,079         176,897           962           262
Shares redeemed                                              (40,355,350)    (88,783,231)       (3,598)          (48)
                                                           -------------   -------------    ----------      --------
Net increase (decrease) in shares outstanding                    434,517        (395,091)      561,586        38,242
                                                           =============   =============    ==========      ========
INTERNATIONAL($)
Shares sold                                                $ 289,703,359   $ 685,287,550    $3,927,449      $262,887
Shares issued as reinvestment of dividends                       394,902       1,208,205         8,242         1,793
Shares redeemed                                             (286,242,569)   (693,985,900)      (25,687)         (333)
                                                           -------------   -------------    ----------      --------
Net increase (decrease)                                    $   3,855,692   $  (7,490,145)   $3,910,004      $264,347
                                                           =============   =============    ==========      ========

                                                                        CLASS S                       CLASS A
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003         2002(1)
                                                              ------------   ------------   ------------   ------------
JANUS GROWTH & INCOME (NUMBER OF SHARES)
Shares sold                                                     8,214,111       9,459,152       824,894        82,517
Shares issued as reinvestment of dividends                          6,753          72,324            --           179
Shares redeemed                                                  (827,670)     (1,802,105)      (94,564)          (64)
                                                              -----------    ------------    ----------      --------
Net increase in shares outstanding                              7,393,194       7,729,371       730,330        82,632
                                                              ===========    ============    ==========      ========
JANUS GROWTH & INCOME($)
Shares sold                                                   $62,129,681    $ 76,885,970    $6,353,138      $611,173
Shares issued as reinvestment of dividends                         58,414         527,248            --         1,305
Shares redeemed                                                (6,588,015)    (14,061,760)     (719,438)         (470)
                                                              -----------    ------------    ----------      --------
Net increase                                                  $55,600,080    $ 63,351,458    $5,633,700      $612,008
                                                              ===========    ============    ==========      ========

(1)  Commencement of operations of the A Shares was September 9, 2002.

(2)  Commencement of operations of the I Shares was July 2, 2003.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                        CLASS S                       CLASS A
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003         2002(1)
                                                              ------------   ------------   ------------   ------------
JANUS SPECIAL EQUITY (NUMBER OF SHARES)
Shares sold                                                     2,762,167      1,429,711        82,136        10,465
Shares redeemed                                                  (516,671)    (1,038,635)       (7,183)          (16)
                                                              -----------    -----------      --------       -------
Net increase in shares outstanding                              2,245,496        391,076        74,953        10,449
                                                              ===========    ===========      ========       =======
JANUS SPECIAL EQUITY($)
Shares sold                                                   $22,246,913    $11,468,548      $658,713       $66,537
Shares redeemed                                                (3,948,635)    (7,720,456)      (49,789)         (102)
                                                              -----------    -----------      --------       -------
Net increase                                                  $18,298,278    $ 3,748,092      $608,924       $66,435
                                                              ===========    ===========      ========       =======

                                                                        CLASS S                        CLASS A
                                                              ----------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002            2003         2002(1)
                                                              ------------   ------------    ------------   ------------
JENNISON EQUITY OPPORTUNITIES (NUMBER OF SHARES)
Shares sold                                                      5,522,984      13,798,975       125,375        4,346
Shares issued as reinvestment of dividends                          21,292          44,279            50           --
Shares redeemed                                                 (8,286,549)    (16,929,009)       (4,886)          (6)
                                                              ------------   -------------    ----------      -------
Net increase (decrease) in shares outstanding                   (2,742,273)     (3,085,755)      120,539        4,340
                                                              ============   =============    ==========      =======
JENNISON EQUITY OPPORTUNITIES($)
Shares sold                                                   $ 59,625,413   $ 148,570,497    $1,189,667      $43,776
Shares issued as reinvestment of dividends                         274,235         447,223           647            2
Shares redeemed                                                (87,500,371)   (180,470,675)      (59,010)         (61)
                                                              ------------   -------------    ----------      -------
Net increase (decrease)                                       $(27,600,723)  $ (31,452,955)   $1,131,304      $43,717
                                                              ============   =============    ==========      =======

                                                                        CLASS S                       CLASS A
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003         2002(1)
                                                              ------------   ------------   ------------   ------------
JP MORGAN SMALL CAP EQUITY (NUMBER OF SHARES)
Shares sold                                                     5,100,362      1,763,846        986,552        65,762
Shares redeemed                                                  (622,377)       (65,458)       (10,754)          (23)
                                                              -----------    -----------     ----------      --------
Net increase in shares outstanding                              4,477,985      1,698,388        975,798        65,739
                                                              ===========    ===========     ==========      ========
JP MORGAN SMALL CAP EQUITY($)
Shares sold                                                   $46,812,770    $15,548,461     $8,964,303      $529,718
Shares redeemed                                                (5,709,156)      (557,100)       (87,579)         (184)
                                                              -----------    -----------     ----------      --------
Net increase                                                  $41,103,614    $14,991,361     $8,876,724      $529,534
                                                              ===========    ===========     ==========      ========

(1)  Commencement of operations of the A Shares was September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                        CLASS S                       CLASS A
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED    PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003         2002(1)          2003         2002(2)
                                                              ------------   ------------   ------------   ------------
JULIUS BAER FOREIGN (NUMBER OF SHARES)
Shares sold                                                      4,307,011      2,595,024       221,281        21,018
Shares issued as reinvestment of dividends                         134,875          2,953         9,396            24
Shares redeemed                                                 (1,975,687)    (1,493,939)       (6,737)          (33)
                                                              ------------   ------------    ----------      --------
Net increase in shares outstanding                               2,466,199      1,104,038       223,940        21,009
                                                              ============   ============    ==========      ========
JULIUS BAER FOREIGN($)
Shares sold                                                   $ 38,895,097   $ 23,523,434    $2,026,465      $175,597
Shares issued as reinvestment of dividends                       1,356,844         24,213        94,618           200
Shares redeemed                                                (17,207,873)   (13,290,402)      (62,506)         (277)
                                                              ------------   ------------    ----------      --------
Net increase                                                  $ 23,044,068   $ 10,257,245    $2,058,577      $175,520
                                                              ============   ============    ==========      ========

                                                                         CLASS S
                                                              -----------------------------
                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2003            2002
                                                              ------------    ------------
LIMITED MATURITY (NUMBER OF SHARES)
Shares sold                                                      11,274,280      25,326,306
Shares issued as reinvestment of dividends                          481,696       1,709,212
Shares redeemed                                                 (16,062,174)    (15,562,319)
                                                              -------------   -------------
Net increase (decrease) in shares outstanding                    (4,306,198)     11,473,199
                                                              =============   =============
LIMITED MATURITY($)
Shares sold                                                   $ 130,247,651   $ 287,676,506
Shares issued as reinvestment of dividends                        5,606,943      19,467,929
Shares redeemed                                                (186,890,102)   (175,701,900)
                                                              -------------   -------------
Net increase (decrease)                                       $ (51,035,508)  $ 131,442,535
                                                              =============   =============

                                                                           Class S                          Class A
                                                              ---------------------------------   ---------------------------
                                                                YEAR ENDED        YEAR ENDED       YEAR ENDED    PERIOD ENDED
                                                               DECEMBER 31,      DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                                   2003              2002             2003         2002(2)
                                                              ---------------   ---------------   ------------   ------------
LIQUID ASSETS (NUMBER OF SHARES)
Shares sold                                                     1,753,464,245     6,195,652,071     16,870,684     3,360,680
Shares issued as reinvestment of dividends                          7,411,572        16,084,029         27,567         2,230
Shares redeemed                                                (2,079,893,326)   (6,246,609,934)   (13,472,790)   (1,552,984)
                                                              ---------------   ---------------   ------------   -----------
Net increase (decrease) in shares outstanding                    (319,017,509)      (34,873,834)     3,425,461     1,809,926
                                                              ===============   ===============   ============   ===========
LIQUID ASSETS($)
Shares sold                                                   $ 1,753,464,245   $ 6,195,652,071   $ 16,870,684   $ 3,360,680
Shares issued as reinvestment of dividends                          7,411,572        16,084,029         27,567         2,230
Shares redeemed                                                (2,079,893,325)   (6,246,609,934)   (13,472,790)   (1,552,984)
                                                              ---------------   ---------------   ------------   -----------
Net increase (decrease)                                       $  (319,017,508)  $   (34,873,834)  $  3,425,461   $ 1,809,926
                                                              ===============   ===============   ============   ===========

(1)  Commencement of operations of the S Shares was May 1, 2002.

(2)  Commencement of operations of the A Shares was September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                  CLASS S                         CLASS A               CLASS I        CLASS R
                                      -------------------------------   ---------------------------   ------------   ------------
                                       YEAR ENDED       YEAR ENDED       YEAR ENDED    PERIOD ENDED   PERIOD ENDED   PERIOD ENDED
                                      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                          2003             2002             2003         2002(1)        2003(2)        2003(3)
                                      ------------     ------------     ------------   ------------   ------------   ------------
MARISCO GROWTH
  (NUMBER OF SHARES)
Shares sold                              13,747,487        84,210,343       639,769        10,509         196,418        2,741
Shares redeemed                         (11,628,642)     (100,622,026)       (8,122)          (15)        (47,239)          --
                                      -------------   ---------------    ----------      --------      ----------      -------
Net increase (decrease) in shares
  outstanding                             2,118,845       (16,411,683)      631,647        10,494         149,179        2,741
                                      =============   ===============    ==========      ========      ==========      =======
MARISCO GROWTH($)
Shares sold                           $ 155,579,394   $   931,218,558    $7,279,427      $107,317      $2,417,535      $35,406
Shares redeemed                        (123,631,373)   (1,109,198,057)      (98,874)         (155)       (598,181)          --
                                      -------------   ---------------    ----------      --------      ----------      -------
Net increase (decrease)               $  31,948,021   $  (177,979,499)   $7,180,553      $107,162      $1,819,354      $35,406
                                      =============   ===============    ==========      ========      ==========      =======

                                                      CLASS S                       CLASS A
                                            ---------------------------   ---------------------------
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2003           2002           2003         2002(1)
                                            ------------   ------------   ------------   ------------
MERCURY FOCUS VALUE
  (NUMBER OF SHARES)
Shares sold                                   1,848,847      1,044,882        70,808         6,923
Shares issued as reinvestment of dividends       23,149             --           661            --
Shares redeemed                                (346,272)       (92,882)       (4,939)           (5)
                                            -----------     ----------      --------       -------
Net increase in shares outstanding            1,525,724        952,000        66,530         6,918
                                            ===========     ==========      ========       =======
MERCURY FOCUS VALUE($)
Shares sold                                 $18,054,031     $9,453,440      $684,267       $59,785
Shares issued as reinvestment of dividends      250,471             --         7,134            --
Shares redeemed                              (3,300,975)      (731,049)      (48,447)          (39)
                                            -----------     ----------      --------       -------
Net increase                                $15,003,527     $8,722,391      $642,954       $59,746
                                            ===========     ==========      ========       =======

                                                      CLASS S                       CLASS A
                                            ---------------------------   ---------------------------
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                2003           2002           2003         2002(1)
                                            ------------   ------------   ------------   ------------
MERCURY FUNDAMENTAL GROWTH
  (NUMBER OF SHARES)
Shares sold                                   1,086,048        639,239        75,037         14,626
Shares redeemed                                (260,318)       (48,576)       (5,694)           (19)
                                            -----------     ----------      --------       --------
Net increase in shares outstanding              825,730        590,663        69,343         14,607
                                            ===========     ==========      ========       ========
MERCURY FUNDAMENTAL GROWTH($)
Shares sold                                 $ 9,610,252     $5,788,319      $579,718       $122,855
Shares redeemed                              (2,275,393)      (414,799)      (51,616)          (158)
                                            -----------     ----------      --------       --------
Net increase                                $ 7,334,859     $5,373,520      $528,102       $122,697
                                            ===========     ==========      ========       ========

(1)  Commencement of operations of the A Shares was September 9, 2003.

(2)  Commencement of operations of the I Shares was May 2, 2003.

(3)  Commencement of operations of the R Shares was December 31, 2003.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                    CLASS S                        CLASS A               CLASS I
                                         -----------------------------   ---------------------------   ------------
                                          YEAR ENDED      YEAR ENDED      YEAR ENDED    PERIOD ENDED   PERIOD ENDED
                                         DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             2003            2002            2003         2002(1)        2003(2)
                                         ------------    ------------    ------------   ------------   ------------
MFS MID CAP GROWTH
  (NUMBER OF SHARES)
Shares sold                                 31,370,222      71,754,036       902,680        76,994         488,329
Shares redeemed                            (29,740,165)    (79,765,731)      (26,017)          (15)       (152,970)
                                         -------------   -------------    ----------      --------     -----------
Net increase (decrease) in shares
  outstanding                                1,630,057      (8,011,695)      876,663        76,979         335,359
                                         =============   =============    ==========      ========     ===========
MFS MID CAP GROWTH($)
Shares sold                              $ 256,265,375   $ 682,864,193    $8,011,059      $567,936     $ 4,211,290
Shares redeemed                           (237,948,784)   (738,203,820)     (215,925)         (115)     (1,405,853)
                                         -------------   -------------    ----------      --------     -----------
Net increase (decrease)                  $  18,316,591   $ (55,339,627)   $7,795,134      $567,821     $ 2,805,437
                                         =============   =============    ==========      ========     ===========

                                                    CLASS S                        CLASS A               CLASS I
                                         -----------------------------   ---------------------------   ------------
                                          YEAR ENDED      YEAR ENDED      YEAR ENDED    PERIOD ENDED   PERIOD ENDED
                                         DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             2003            2002            2003         2002(1)        2003(2)
                                         ------------    ------------    ------------   ------------   ------------
MFS RESEARCH (NUMBER OF SHARES)
Shares sold                                  9,020,181      13,018,579       113,629        28,041         7,146
Shares issued as reinvestment of
  dividends                                     84,132         237,130           167            37            23
Shares redeemed                            (12,858,407)    (20,604,331)      (10,874)          (17)         (218)
                                         -------------   -------------    ----------      --------       -------
Net increase (decrease) in shares
  outstanding                               (3,754,094)     (7,348,622)      102,922        28,061         6,951
                                         =============   =============    ==========      ========       =======
MFS RESEARCH($)
Shares sold                              $ 111,460,965   $ 169,719,192    $1,493,154      $338,793       $93,190
Shares issued as reinvestment of
  dividends                                  1,227,490       2,871,638         2,443           449           331
Shares redeemed                           (159,981,750)   (268,881,631)     (144,419)         (206)       (2,926)
                                         -------------   -------------    ----------      --------       -------
Net increase (decrease)                  $ (47,293,295)  $ (96,290,801)   $1,351,178      $339,036       $90,595
                                         =============   =============    ==========      ========       =======

                                                   CLASS S                        CLASS A               CLASS I        CLASS R
                                        -----------------------------   ---------------------------   ------------   ------------
                                         YEAR ENDED      YEAR ENDED      YEAR ENDED    PERIOD ENDED   PERIOD ENDED   PERIOD ENDED
                                        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                            2003            2002            2003         2002(1)        2003(2)        2003(3)
                                        -------------   -------------   ------------   ------------   ------------   ------------
MFS TOTAL RETURN (NUMBER OF SHARES)
Shares sold                                14,161,715      16,120,072     1,015,956         67,246        142,884          47
Shares issued as reinvestment of
  dividends                                   359,575       1,628,217         4,203          1,257            773          --
Shares redeemed                            (6,750,738)    (11,209,999)      (35,502)        (3,347)        (9,890)          1
                                        -------------   -------------   -----------     ----------     ----------        ----
Net increase in shares outstanding          7,770,552       6,538,290       984,657         65,156        133,767          48
                                        =============   =============   ===========     ==========     ==========        ====
MFS TOTAL RETURN($)
Shares sold                             $ 226,486,147   $ 253,184,222   $15,970,301     $1,025,190     $2,269,533        $821
Shares issued as reinvestment of
  dividends                                 6,109,182      24,325,572        71,275         18,799         13,130           5
Shares redeemed                          (107,085,835)   (172,147,266)     (554,638)       (50,811)      (158,910)        (17)
                                        -------------   -------------   -----------     ----------     ----------        ----
Net increase                            $ 125,509,494   $ 105,362,528   $15,486,938     $  993,178     $2,123,753        $809
                                        =============   =============   ===========     ==========     ==========        ====

(1)  Commencement of operations of the A Shares was September 9, 2002.

(2)  Commencement of operations of the I Shares was May 2, 2003.

(3)  Commencement of operations of the R Shares was December 16, 2003.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                  CLASS S                        CLASS A
                                                        ----------------------------   ---------------------------
                                                         YEAR ENDED      YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                        DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            2003            2002           2003         2002(1)
                                                        ------------    ------------   ------------   ------------
PIMCO CORE BOND (NUMBER OF SHARES)
Shares sold                                                19,739,765     32,432,207     1,583,552         94,733
Shares issued as reinvestment of dividends                    776,975        968,373        23,007          1,653
Shares redeemed                                           (13,651,199)    (3,777,742)     (169,925)           (12)
                                                        -------------   ------------   -----------     ----------
Net increase in shares outstanding                          6,865,541     29,622,838     1,436,634         96,374
                                                        =============   ============   ===========     ==========
PIMCO CORE BOND($)
Shares sold                                             $ 208,951,769   $330,552,441   $16,831,239     $  988,222
Shares issued as reinvestment of dividends                  8,329,177     10,012,982       246,632         17,110
Shares redeemed                                          (145,727,004)   (38,199,294)   (1,801,771)          (130)
                                                        -------------   ------------   -----------     ----------
Net increase                                            $  71,553,942   $302,366,129   $15,276,100     $1,005,202
                                                        =============   ============   ===========     ==========

                                                                   CLASS S                       CLASS A
                                                         ---------------------------   ---------------------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2003           2002           2003         2002(1)
                                                         ------------   ------------   ------------   ------------
SALOMON BROTHERS ALL CAP (NUMBER OF SHARES)
Shares sold                                                10,767,051      9,751,110       497,900        21,679
Shares issued as reinvestment of dividends                     16,774         74,842            30            18
Shares redeemed                                            (4,136,609)    (6,905,219)       (3,488)          (18)
                                                         ------------   ------------    ----------      --------
Net increase in shares outstanding                          6,647,216      2,920,733       494,442        21,679
                                                         ============   ============    ==========      ========
SALOMON BROTHERS ALL CAP($)
Shares sold                                              $109,188,819   $102,252,037    $5,071,607      $187,211
Shares issued as reinvestment of dividends                    194,579        647,387           344           161
Shares redeemed                                           (39,919,061)   (65,665,447)      (32,361)         (154)
                                                         ------------   ------------    ----------      --------
Net increase                                             $ 69,458,781   $ 37,233,977    $5,045,146      $187,218
                                                         ============   ============    ==========      ========

                                                                   CLASS S                       CLASS A               CLASS I
                                                         ---------------------------   ---------------------------   ------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED   PERIOD ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2003           2002           2003         2002(1)        2003(2)
                                                         ------------   ------------   ------------   ------------   ------------
SALOMON BROTHERS INVESTORS
  (NUMBER OF SHARES)
Shares sold                                                 2,874,592      3,900,813        61,182        38,191         24,684
Shares issued as reinvestment of dividends                     20,510         97,288            73           110             54
Shares redeemed                                            (1,426,634)     1,238,548        (2,993)          (59)          (917)
                                                         ------------   ------------    ----------      --------       --------
Net increase in shares outstanding                          1,468,468      2,759,553        58,262        38,242         23,821
                                                         ============   ============    ==========      ========       ========
SALOMON BROTHERS INVESTORS($)
Shares sold                                              $ 25,999,499   $ 37,235,027    $  555,727      $306,341       $236,357
Shares issued as reinvestment of dividends                    210,641        794,844           750           901            557
Shares redeemed                                           (11,740,802)   (10,863,999)      (27,367)         (482)        (9,054)
                                                         ------------   ------------    ----------      --------       --------
Net increase                                             $ 14,469,338   $ 27,165,872    $  529,110      $306,760       $227,860
                                                         ============   ============    ==========      ========       ========

(1)  Commencement of operations of the A Shares was September 9, 2002.

(2)  Commencement of operations of the I Shares was June 24, 2003.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                    CLASS S                       CLASS A               CLASS I        CLASS R
                                          ---------------------------   ---------------------------   ------------   ------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED   PERIOD ENDED   PERIOD ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              2003           2002           2003         2002(1)        2003(2)        2003(3)
                                          ------------   ------------   ------------   ------------   ------------   ------------
T. ROWE PRICE CAPITAL APPRECIATION
  (NUMBER OF SHARES)
Shares sold                                 12,001,181     21,599,979       912,208        53,605        2,198,817       2,000
Shares issued as reinvestment of
  dividends                                    281,774      1,499,184         3,489         1,057            9,088          10
Shares redeemed                             (4,189,212)    (4,368,955)      (26,061)       (1,971)        (584,797)        (29)
                                          ------------   ------------   -----------      --------     ------------     -------
Net increase in shares outstanding           8,093,743     18,730,208       889,636        52,691        1,623,108       1,981
                                          ============   ============   ===========      ========     ============     =======
T. ROWE PRICE CAPITAL APPRECIATION($)
Shares sold                               $223,107,170   $388,890,199   $16,914,007      $938,156     $ 39,702,012     $41,479
Shares issued as reinvestment of
  dividends                                  5,908,800     25,785,958        73,158        18,201          190,489         195
Shares redeemed                            (72,986,459)   (75,037,379)     (461,202)      (33,944)     (10,626,505)       (584)
                                          ------------   ------------   -----------      --------     ------------     -------
Net increase                              $156,009,552   $339,638,778   $16,545,922      $922,413     $ 29,265,996     $41,090
                                          ============   ============   ===========      ========     ============     =======

                                                       CLASS S                        CLASS A               CLASS I
                                             ----------------------------   ---------------------------   ------------
                                              YEAR ENDED     YEAR ENDED      YEAR ENDED    PERIOD ENDED   PERIOD ENDED
                                             DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                 2003           2002            2003         2002(1)        2003(1)
                                             ------------   ------------    ------------   ------------   ------------
T. ROWE PRICE EQUITY INCOME
  (NUMBER OF SHARES)
Shares sold                                    14,570,800      14,942,622       933,839        67,243         242,047
Shares issued as reinvestment of dividends        202,914         792,692         3,029         1,007           1,026
Shares redeemed                                (3,479,103)    (10,073,416)      (65,923)       (1,331)        (15,323)
                                             ------------   -------------    ----------      --------      ----------
Net increase in shares outstanding             11,294,611       5,661,898       870,945        66,919         227,750
                                             ============   =============    ==========      ========      ==========
T. ROWE PRICE EQUITY INCOME($)
Shares sold                                  $155,358,196   $ 164,904,025    $9,796,326      $673,247      $2,656,306
Shares issued as reinvestment of dividends      2,404,535       7,800,087        35,867         9,908          12,162
Shares redeemed                               (33,551,986)   (106,806,103)     (660,190)      (13,070)       (172,722)
                                             ------------   -------------    ----------      --------      ----------
Net increase                                 $124,160,873   $  65,898,009    $9,221,875      $670,085      $2,495,746
                                             ============   =============    ==========      ========      ==========

                                                        CLASS S               CLASS A
                                              ---------------------------   ------------
                                               YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                  2003           2002         2003(1)
                                              ------------   ------------   ------------
UBS U.S. BALANCED (NUMBER OF SHARES)
Shares sold                                     2,282,524       2,054,626      111,980
Shares issued as reinvestment of dividends            918          81,822           24
Shares redeemed                                  (808,507)     (1,606,967)        (741)
                                              -----------    ------------     --------
Net increase in shares outstanding              1,474,935         529,481      111,263
                                              ===========    ============     ========
UBS U.S. BALANCED($)
Shares sold                                   $18,445,084    $ 17,632,801     $916,890
Shares issued as reinvestment of dividends          7,829         603,849          208
Shares redeemed                                (6,014,245)    (12,439,638)      (5,943)
                                              -----------    ------------     --------
Net increase                                  $12,438,668    $  5,797,012     $911,155
                                              ===========    ============     ========

(1) Commencement of operations of the A Shares was September 9, 2002 and June 3, 2003, respectively.

(2)  Commencement of operations of the I Shares was May 2, 2003.

(3)  Commencement of operations of the R Shares was December 16, 2003.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                        CLASS S                       CLASS A
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003         2002(1)
                                                              ------------   ------------   ------------   ------------
VAN KAMPEN EQUITY GROWTH
  (NUMBER OF SHARES)
Shares sold                                                     2,591,225        876,743        551,002        59,333
Shares issued as reinvestment of dividends                         32,982            515          6,486
Shares redeemed                                                  (339,991)       (74,060)        (5,761)          (58)
                                                              -----------     ----------     ----------      --------
Net increase in shares outstanding                              2,284,216        803,198        551,727        59,275
                                                              ===========     ==========     ==========      ========
VAN KAMPEN EQUITY GROWTH($)
Shares sold                                                   $22,454,909     $7,741,527     $4,865,280      $490,560
Shares issued as reinvestment of dividends                        312,343          4,150         61,549            --
Shares redeemed                                                (2,817,499)      (622,802)       (52,835)         (473)
                                                              -----------     ----------     ----------      --------
Net increase                                                  $19,949,753     $7,122,875     $4,873,994      $490,087
                                                              ===========     ==========     ==========      ========

                                                                        CLASS S                       CLASS A
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002           2003         2002(1)
                                                              ------------   ------------   ------------   ------------
VAN KAMPEN GLOBAL FRANCHISE
  (NUMBER OF SHARES)
Shares sold                                                      4,303,926     2,667,047      1,237,282        84,684
Shares issued as reinvestment of dividends                          28,216            --          6,343            --
Shares redeemed                                                 (1,290,382)     (524,016)       (24,203)       (4,750)
                                                              ------------   -----------    -----------      --------
Net increase in shares outstanding                               3,041,760     2,143,031      1,219,422        79,934
                                                              ============   ===========    ===========      ========
VAN KAMPEN GLOBAL FRANCHISE($)
Shares sold                                                   $ 40,978,884   $24,858,971    $11,711,241      $750,366
Shares issued as reinvestment of dividends                         307,548            --         69,061            --
Shares redeemed                                                (12,512,521)   (4,824,420)      (232,673)      (42,327)
                                                              ------------   -----------    -----------      --------
Net increase                                                  $ 28,773,911   $20,034,551    $11,547,629      $708,039
                                                              ============   ===========    ===========      ========

                                                                        CLASS S                        CLASS A
                                                              ----------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                  2003           2002            2003         2002(1)
                                                              ------------   ------------    ------------   ------------
VAN KAMPEN GROWTH & INCOME
  (NUMBER OF SHARES)
Shares sold                                                      3,401,296       2,938,081     1,094,554         59,374
Shares issued as reinvestment of dividends                          80,511         338,132         1,962            353
Shares redeemed                                                 (3,727,930)     (7,361,502)      (59,420)        (1,787)
                                                              ------------   -------------   -----------     ----------
Net increase (decrease) in shares outstanding                     (246,123)     (4,085,289)    1,037,096         57,940
                                                              ============   =============   ===========     ==========
VAN KAMPEN GROWTH & INCOME($)
Shares sold                                                   $ 64,167,081   $  57,118,369   $20,578,873     $1,034,822
Shares issued as reinvestment of dividends                       1,730,982       5,900,411        42,172          6,157
Shares redeemed                                                (66,227,562)   (137,253,913)   (1,053,701)       (30,808)
                                                              ------------   -------------   -----------     ----------
Net increase (decrease)                                       $   (329,499)  $ (74,235,133)  $19,567,344     $1,010,171
                                                              ============   =============   ===========     ==========

(1)  Commencement of operations of the A Shares was September 9, 2002.

--------------------------------------------------------------------------------

NOTE 7 -- CAPITAL SHARES (CONTINUED)

                                                                   CLASS S                       CLASS A               CLASS I
                                                         ---------------------------   ---------------------------   ------------
                                                          YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED   PERIOD ENDED
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                             2003           2002           2003         2002(1)        2003(2)
                                                         ------------   ------------   ------------   ------------   ------------
VAN KAMPEN REAL ESTATE
  (NUMBER OF SHARES)
Shares sold                                                 6,355,518      8,204,982       285,721        18,383         30,229
Shares issued as reinvestment of dividends                    126,820        577,281         2,123           670            207
Shares redeemed                                            (2,793,937)    (4,160,710)       (1,981)          (10)        (4,368)
                                                         ------------   ------------    ----------      --------       --------
Net increase in shares outstanding                          3,688,401      4,621,553       285,863        19,043       $ 26,068
                                                         ============   ============    ==========      ========       ========
VAN KAMPEN REAL ESTATE($)
Shares sold                                              $110,991,479   $134,914,804    $5,026,761      $278,683       $576,665
Shares issued as reinvestment of dividends                  2,569,360      8,503,343        43,056         9,891          4,196
Shares redeemed                                           (45,243,078)   (66,183,021)      (35,652)         (145)       (82,733)
                                                         ------------   ------------    ----------      --------       --------
Net increase                                             $ 68,317,761   $ 77,235,126    $5,034,165      $288,429       $498,128
                                                         ============   ============    ==========      ========       ========

(1)  Commencement of operations of the A Shares was September 9, 2002.

(2)  Commencement of operations of the I Shares was May 19, 2003.

NOTE 8 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% (10% for Liquid Assets) of the Portfolios' net assets, at market value, at time of purchase.

                                                                    SHARES/       INITIAL                                 PERCENT
                                                                   PRINCIPAL    ACQUISITION                               OF NET
PORTFOLIO                               SECURITY                    AMOUNT         DATE          COST          VALUE      ASSETS
---------                               --------                   ---------    -----------      ----          -----      -------
Capital Guardian Managed  SMFG Finance Ltd.                        78,000,000    02/26/03     $   594,073   $ 1,365,564     0.4%
  Global

                                                                                              ===========   ===========     ===
Developing World          Morgan Stanley India Investment Fund,
                          Inc.                                         39,550    09/04/02     $   479,499   $ 1,050,053     0.9%
                          India Fund, Inc                              36,970    07/10/03         546,770       931,644     0.8%
                                                                                              -----------   -----------     ---
                                                                                              $ 1,026,269   $ 1,981,697     1.7%
                                                                                              ===========   ===========     ===
Janus Special Equity      Ballarpur Industries Ltd. GDR                74,559    11/13/03     $   616,603   $   671,031     1.2%
                          Reliance Industries Ltd                      90,821    06/05/03       1,351,673     2,792,746     5.1%
                                                                                              -----------   -----------     ---
                                                                                              $ 1,968,276   $ 3,463,777     6.3%
                                                                                              ===========   ===========     ===
Julius Baer Foreign       Centrenergo                                     419    12/17/03     $     4,961   $     5,029     0.0%
                                                                                              ===========   ===========     ===
Limited Maturity Bond     Garanti Trade Payment Rights
                          MasterTrust, 10.81%, due 06/15/04       $   284,976    06/09/99     $   284,976   $   287,874     0.1%
                                                                                              ===========   ===========     ===
Liquid Assets             Money Market Trust Series A, 1.31%,
                          due 01/07/05                            $23,000,000    03/12/03     $23,000,000   $23,000,001     3.0%
                          Money Market Trust, 1.25%, due
                          02/19/04                                 13,100,000    02/19/03      13,099,121    13,099,121     1.7%
                          Newcastle CDO I Ltd, 1.17%, due
                          09/24/38                                  9,500,000    10/23/03       9,500,000     9,500,000     1.2%
                                                                                              -----------   -----------     ---
                                                                                              $45,599,121   $45,599,122     5.9%
                                                                                              ===========   ===========     ===
PIMCO Core Bond           Credit Suisse First Boston, 1.67%,
                          due 08/25/33                            $   718,500    09/24/02     $   718,500   $   714,515     0.1%
                          Financial Asset Securities Corp AAA
                          Trust, 1.25%, due 09/27/33                1,890,244    06/16/03       1,890,244     1,885,018     0.4%
                          G-Wing Ltd, 3.82%, due 11/06/11             243,934    05/10/01         243,934       241,583     0.0%
                          Nomura Asset Acceptance Corp, 7.00%,
                          due 02/19/30                                264,735    05/11/01     $   268,130   $   274,498     0.1%

--------------------------------------------------------------------------------

NOTE 8 -- ILLIQUID SECURITIES (CONTINUED)


                                                                   SHARES/       INITIAL                                 PERCENT
                                                                  PRINCIPAL    ACQUISITION                               OF NET
PORTFOLIO                               SECURITY                   AMOUNT         DATE          COST          VALUE      ASSETS
---------                               --------                  ---------    -----------      ----          -----      -------
Pimco Core Bond           United Airlines Inc, 9.35%, due
(Continued)               04/07/16                               $   250,000    12/27/01     $   178,849   $    95,684     0.0%
                          Costco 0.24%, due 12/22/08                 300,000    09/29/03              --           820     0.0%
                          Eli Lilly 0.16% due 12/20/08             1,500,000    09/24/03              --         2,102     0.0%
                          Emerson 0.21% due 12/20/08               1,100,000    09/24/03              --         2,043     0.0%
                          Federated 0.41% due 12/20/08               300,000    10/15/03              --           537     0.0%
                          Gannett 0.22% due 12/20/08                 400,000    09/24/03              --            --     0.0%
                          Home Depot 0.12% due 12/02/08            1,500,000    09/24/03              --           698     0.0%
                          Ingersoll-Rand 0.32% due 12/20/08          800,000    09/24/03              --           369     0.0%
                          Interest Rate Swap
                          Receive a fixed rate equal to 1.50%
                          And pay a floating rate based on the
                          3-month CHF overnight rate
                          Denominated in Swiss Francs
                          Expires 03/29/05                        45,200,000    03/28/03         164,979       263,245     0.1%
                          Interest Rate Swap
                          Receive a fixed rate equal to 1.50%
                          And pay a floating rate based on the
                          3-month CHF overnight rate
                          Denominated in Swiss Francs
                          Expires 03/29/05                        47,400,000    08/05/03         154,806     2,769,058     0.5%
                          Interest Rate Swap
                          Receive a fixed rate equal to 5.25%
                          And pay a floating rate based on the
                          6-month GPB-LIBOR
                          Denominated in Great Britain Pounds
                          Expires 03/15/12                         3,600,000    12/07/02          11,158         2,750     0.0%
                          Interest Rate Swap
                          Receive a fixed rate equal to 1.07%
                          And pay a floating rate based on the
                          6-month JPY-LIBOR
                          Denominated in Japanese Yen
                          Expires 06/02/05                       230,000,000    07/11/03              --     6,108,110     1.1%
                          Interest Rate Swap
                          Receive a fixed rate equal to 5.00%
                          And pay a floating rate based on the
                          3-month USD-LIBOR
                          Expires 06/16/04                         9,700,000    12/11/03         692,580       554,171     0.1%
                          Interest Rate Swap
                          Receive a fixed rate equal to 4.00%
                          And pay a floating rate based on the
                          3-month USD-LIBOR
                          Expires 08/15/07                        33,700,000    08/06/03         829,290     1,087,027     0.2%
                          Lockheed 0.44% due 12/20/08                300,000    09/24/03              --           122     0.0%
                          Radio Shack 0.35% due 12/22/08             700,000    09/29/03              --         1,580     0.0%
                          Spread Lock 18%/20%
                          Expires 01/15/04                         5,300,000    10/15/03              --        10,350     0.0%
                          TRW, Inc. 0.29 due 12/20/08                100,000    10/15/03              --           595     0.0%
                          Wal-Mart 0.14% due 12/20/08              2,300,000    09/24/03              --         1,070     0.0%
                          Wal-Mart 0.14% due 12/20/08                200,000    09/24/03              --            93     0.0%
                          Whirlpool 0.29% due 12/20/08               700,000    09/24/03              --         1,295     0.0%
                                                                                             -----------   -----------     ---
                                                                                             $ 5,152,470   $14,017,333     2.6%
                                                                                             ===========   ===========     ===

--------------------------------------------------------------------------------

NOTE 8 -- ILLIQUID SECURITIES (CONTINUED)


                                                                   SHARES/       INITIAL                                 PERCENT
                                                                  PRINCIPAL    ACQUISITION                               OF NET
PORTFOLIO                               SECURITY                   AMOUNT         DATE          COST          VALUE      ASSETS
---------                               --------                  ---------    -----------      ----          -----      -------
T. Rowe Price Capital     Centerpoint Energy, Inc., 3.75%, due
  Appreciation            05/15/23                               $   160,000    05/14/03     $   160,000   $   170,800     0.0%
                          Gap, Inc., 5.75%, due 03/15/09           2,950,000    02/28/02       3,107,610     4,539,312     0.3%
                          Inco Ltd., 4.34% due 03/29/21            1,100,000    03/22/01         630,986     1,197,625     0.1%
                          Lowe's Cos., Inc., 0.49% due
                          02/16/21                                 1,550,000    02/12/01       1,012,878     1,426,000     0.1%
                          Roche Holdings, Inc., 6.09% due
                          05/06/12                                 2,100,000    12/15/00       1,273,724     1,272,600     0.1%
                          Roche Holdings, Inc., 2.79% due
                          07/25/21                                36,750,000    07/13/01      19,560,794    22,649,025     1.5%
                          Tyco International Group SA, 2.75%
                          due 01/15/18                             4,400,000    01/07/03       4,400,000     5,637,500     0.4%
                          Tyco International Group SA, 3.13%
                          due 01/15/23                             2,200,000    01/07/03       2,200,000     3,019,500     0.2%
                                                                                             -----------   -----------     ---
                                                                                             $32,345,992   $39,912,362     2.7%
                                                                                             ===========   ===========     ===

NOTE 9 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These "book/tax" differences are either considered temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes, are reported as distributions of paid-in capital.

The following amounts are permanent tax differences which have been reclassified as of December 31, 2003:

                                        UNDISTRIBUTED   ACCUMULATED
                                             NET        NET REALIZED
                            PAID-IN      INVESTMENT        GAINS
                            CAPITAL        INCOME         (LOSSES)
                          -----------   -------------   ------------
AIM Capital Mid Cap
  Growth                  $  (658,024)   $   658,024     $       --
Alliance Mid Cap Growth    (2,638,257)     2,638,257             --
Capital Guardian Managed
  Global                           --        243,059       (243,059)
Capital Guardian Small
  Cap                              --       (131,210)       131,210
Developing World                   --       (539,380)       539,380
FMR(SM) Diversified Mid
  Cap                              --       (107,029)       107,029
Goldman Sachs Internet
  Tollkeeper(SM)             (523,423)       523,423             --
Hard Assets                        --       (468,159)       468,159

                                        UNDISTRIBUTED   ACCUMULATED
                                             NET        NET REALIZED
                            PAID-IN      INVESTMENT        GAINS
                            CAPITAL        INCOME         (LOSSES)
                          -----------   -------------   ------------
International             $        --    $  (320,808)    $  320,808
Janus Growth & Income              --       (137,654)       137,654
Janus Special Equity         (317,641)       234,128         83,513
Jennison Equity
  Opportunities                    --         (8,271)         8,271
JP Morgan Small Cap
  Equity                     (212,672)       211,228          1,444
Julius Baer Foreign             1,722        (15,094)        13,372
Marsico Growth             (2,252,553)     1,966,610        285,943
Mercury Focus Value                --          9,948         (9,948)
Mercury Fundamental
  Growth                           --         26,749        (26,749)
MFS Mid Cap Growth         (2,554,560)     2,553,657            903
MFS Research                       --        (59,428)        59,428
MFS Total Return                   --       (145,472)       145,472
PIMCO Core Bond               609,697     (1,532,156)       922,459
Salomon Brothers All Cap           --        (29,564)        29,564
Salomon Brothers
  Investors                        --        (50,741)        50,741
T. Rowe Price Capital
  Appreciation                     --        (12,429)        12,429
T. Rowe Price Equity
  Income                           --        118,322       (118,322)
UBS U.S. Balanced                  --         (1,828)         1,828
Van Kampen Equity Growth          113           (113)            --
Van Kampen Global
  Franchise                  (119,337)      (121,691)       241,028
Van Kampen Real Estate         12,799     (4,491,008)     4,478,209

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

--------------------------------------------------------------------------------

The tax composition of dividends and distributions to shareholders was as follows:

YEAR ENDED                 ORDINARY      LONG-TERM     TAX RETURN
DECEMBER 31, 2003           INCOME     CAPITAL GAINS   OF CAPITAL
-----------------         ----------   -------------   ----------
Capital Guardian Large
  Cap Value               $  226,442    $       --      $     --
Capital Guardian Small
  Cap                        723,059            --            --
Developing World             185,685            --            --
Eagle Asset Value Equity     438,296            --            --
FMR Diversified Mid Cap        1,642            --            --
Hard Assets                  401,796            --            --
International                403,144            --            --
Janus Growth & Income         58,414            --            --
Jennison Equity
  Opportunities              274,882            --            --
Julius Baer Foreign        1,451,461            --            --
Limited Maturity           5,282,481       324,462            --
Liquid Assets              7,439,139            --            --
Mercury Focus Value          245,031        12,574            --
MFS Research               1,230,264            --            --
MFS Total Return           6,193,592            --            --
PIMCO Core Bond            6,857,229     1,718,580            --
Salomon Brothers All Cap     194,923            --            --
Salomon Brothers
  Investors                  211,948            --            --
T. Rowe Price Capital
  Appreciation             4,513,741     1,658,901            --
T. Rowe Price Equity
  Income                   1,841,364       611,200            --
UBS U.S. Balanced              8,037            --            --
Van Kampen Equity Growth     373,892            --            --
Van Kampen Global
  Franchise                       --        10,699       365,910
Van Kampen Growth &
  Income                   1,773,154            --            --
Van Kampen Real Estate       864,947     1,751,665            --

The tax composition of dividends and distributions to shareholders was as follows:

YEAR ENDED                 ORDINARY      LONG-TERM     TAX RETURN
DECEMBER 31, 2002           INCOME     CAPITAL GAINS   OF CAPITAL
-----------------         ----------   -------------   ----------
Capital Guardian Large
  Cap Value               $  708,174    $       --      $     --
Capital Guardian Managed
  Global                      57,587            --       253,523
Capital Guardian Small
  Cap                        559,953            --            --
Eagle Asset Value Equity   1,357,883            --            --
FMR Diversified Mid Cap      228,482            --            --
Hard Assets                  395,499            --            --
International              1,209,998            --            --
Janus Growth & Income        528,553            --            --
Jennison Equity
  Opportunities              447,225            --            --
Julius Baer Foreign           24,413            --            --
Limited Maturity          18,300,019     1,167,910            --
Liquid Assets             16,097,235            --            --
MFS Research               2,872,087            --            --
MFS Total Return          23,852,379       491,992            --
PIMCO Core Bond            9,467,791       562,301            --
Salomon Brothers All Cap     645,785         1,763            --
Salomon Brothers
  Investors                  795,745            --            --
T. Rowe Price Capital
  Appreciation            15,137,793    10,666,366            --
T. Rowe Price Equity
  Income                   5,829,589     1,980,406            --
UBS U.S. Balanced            603,849            --            --
Van Kampen Equity Growth       4,150            --            --
Van Kampen Growth &
  Income                   5,906,568            --            --
Van Kampen Real Estate     6,553,047     1,960,187            --

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes are as follows at December 31, 2003:

                                                      UNDISTRIBUTED    UNREALIZED
                                     UNDISTRIBUTED      LONG-TERM     APPRECIATION/   POST-OCTOBER    CAPITAL LOSS     EXPIRATION
                                    ORDINARY INCOME   CAPITAL GAINS   DEPRECIATION       LOSSES       CARRYFORWARDS      DATES
                                    ---------------   -------------   -------------   ------------   ---------------   ----------
AIM Capital Mid Cap Growth            $        --      $        --    $ 23,747,245    $        --    $  (146,957,617)  2009-2010
Alliance Mid Cap Growth                        --               --      85,861,898             --       (125,139,214)  2009-2010
Capital Guardian Large Cap Value        1,195,314               --      77,676,208     (1,870,653)       (29,628,630)  2009-2011
Capital Guardian Managed Global         1,776,911               --      50,607,720     (1,141,754)       (61,122,202)  2009-2011
Capital Guardian Small Cap              1,076,573               --      42,414,351             --       (206,238,759)  2009-2011
Developing World                          537,609               --      17,854,011             --        (31,367,066)  2006-2010
Eagle Asset Value Equity                2,013,144               --      30,796,080             --        (32,108,042)  2010-2011
FMR Diversified Mid Cap                   281,423               --      24,310,750             --         (6,127,503)  2008-2011
Goldman Sachs Internet Tollkeeper              --               --       7,461,371             --         (2,017,655)  2009-2010
Hard Assets                             1,686,447               --      36,334,122        (44,050)       (13,938,540)  2006-2010
International                           1,840,911               --      32,825,204        (50,233)       (14,805,595)  2010-2011
Janus Growth & Income                     436,678               --      29,239,955     (1,272,622)       (20,223,585)  2008-2011
Janus Special Equity                           --               --      10,225,814       (448,969)        (5,431,060)  2009-2010
Jennison Equity Opportunities             951,265               --      48,584,237         (8,247)      (181,522,120)  2009-2010
JP Morgan Small Cap Equity                     --          230,366      11,199,095             --                 --
Julius Baer Foreign                       221,467               --       4,109,380       (107,660)                --
Limited Maturity                       21,729,731        2,074,002      11,753,777             --                 --
Liquid Assets                                  --               --              --             --               (180)       2011
Marsico Growth                                 --               --     179,297,197       (708,703)      (890,329,327)  2009-2011

--------------------------------------------------------------------------------

                                                      UNDISTRIBUTED    UNREALIZED
                                     UNDISTRIBUTED      LONG-TERM     APPRECIATION/   POST-OCTOBER    CAPITAL LOSS     EXPIRATION
                                    ORDINARY INCOME   CAPITAL GAINS   DEPRECIATION       LOSSES       CARRYFORWARDS      DATES
                                    ---------------   -------------   -------------   ------------   ---------------   ----------
Mercury Focus Value                       332,934          126,118       3,130,563             --                 --
Mercury Fundamental Growth                 64,350           36,153       1,879,723             --                 --
MFS Mid-Cap Growth                             --               --     129,412,467             --     (1,062,822,372)  2009-2010
MFS Research                            4,997,652               --      49,798,545             --       (351,843,672)  2009-2011
MFS Total Return                       27,312,816               --     106,828,914             --        (28,733,794)  2010-2011
PIMCO Core Bond                        19,300,263          852,164       8,836,836     (1,534,225)                --
Salomon Brothers All Cap                  933,566               --      54,961,400        (10,353)       (42,583,851)  2010-2011
Salomon Brothers Investors              1,315,148               --      13,588,628             --        (15,283,586)  2009-2011
T. Rowe Price Capital Appreciation     21,679,204       11,363,461     261,091,157             --                 --
T. Rowe Price Equity Income            10,957,048        2,317,657      27,973,721             --                 --
UBS U.S. Balanced                         710,805               --       5,650,364             --         (8,835,553)  2008-2011
Van Kampen Equity Growth                  377,238           55,823       2,825,790             --                 --
Van Kampen Global Franchise                    --               --      12,124,454             --                 --
Van Kampen Growth & Income              8,073,642               --     103,825,302             --        (63,605,331)  2009-2010
Van Kampen Real Estate                  8,791,852        3,134,777      61,849,042             --                 --

NOTE 10 -- SUBSEQUENT EVENTS

The Board of Trustees of the ING Investors Trust approved the following changes effective in 2004:

PORTFOLIO                                                         ACTION                              EFFECTIVE DATE
---------                                                         ------                             -----------------
Goldman Sachs Internet Tollkeeper      Unified Fee changed to 1.35% on first $1 billion of average   January 1, 2004
                                       daily net assets; and 1.25% in excess of $1 billion
Janus Growth and Income and Janus      Unified Fee changed to 0.81% of the first $250 million in     January 1, 2004
  Special Equity                       combined average daily net assets of these Portfolios; 0.77%
                                       of the next $400 million; 0.73% of the next $450 million;
                                       and 0.67% of the amount in excess of $1.1 billion
Van Kampen Equity Growth               Unified Fee changed to 0.65% of the first $1 billion of       January 1, 2004
                                       average daily net assets; and 0.60% in excess of $1 billion
Developing World                       Change of Sub-Adviser to ING Investment Management B.V.       February 19, 2004
Developing World                       Unified Fee changed to 1.25% of average daily net assets      March 1, 2004
Janus Growth and Income                Change of Sub-Adviser to Legg Mason Funds Management, Inc.    May 3, 2004

NOTE 11 -- OTHER INFORMATION

As with many financial services companies, DSI and affiliates of DSI (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

NOTE 12 -- CHANGE IN PORTFOLIOS' AUDITORS (UNAUDITED)

Ernst & Young LLP ("E&Y") served as independent auditors for the Trust. On June 6, 2003 the Trust's Board dismissed E&Y and selected KPMG LLP ("KPMG") as independent auditors for the Trust for the fiscal year ended December 31, 2003 upon the recommendation of the Trust's Audit Committee. During the two most recent fiscal years and through June 6, 2003, there was no disagreement with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to E&Y's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit report of E&Y on the financial statements of the Trust as of and for the year ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

ING
AIM
CAPITAL
MID CAP GROWTH
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 95.0%
                     ADVERTISING: 2.5%
     35,000   @,L    Getty Images, Inc.                        $  1,754,550
     64,000   @,L    Lamar Advertising Co.                        2,388,480
     19,000          Omnicom Group                                1,659,270
                                                               ------------
                                                                  5,802,300
                                                               ------------
                     AEROSPACE/DEFENSE: 1.1%
     50,000   @,L    L-3 Communications Holdings, Inc.            2,568,000
                                                               ------------
                                                                  2,568,000
                                                               ------------
                     AGRICULTURE: 0.4%
     30,000          Monsanto Co.                                   863,400
                                                               ------------
                                                                    863,400
                                                               ------------
                     AIRLINES: 0.3%
     30,000    @     Jetblue Airways Corp.                          795,600
                                                               ------------
                                                                    795,600
                                                               ------------
                     AUTO PARTS AND EQUIPMENT: 0.5%
     30,000    L     Autoliv, Inc.                                1,129,500
                                                               ------------
                                                                  1,129,500
                                                               ------------
                     BANKS: 1.5%
     48,000    L     Investors Financial Services Corp.           1,843,680
     89,500          W Holding Co., Inc.                          1,665,595
                                                               ------------
                                                                  3,509,275
                                                               ------------
                     BEVERAGES: 0.7%
     80,000          Coca-Cola Enterprises, Inc.                  1,749,600
                                                               ------------
                                                                  1,749,600
                                                               ------------
                     BIOTECHNOLOGY: 1.3%
     31,000   @,L    Celgene Corp.                                1,395,620
     10,000    @     Invitrogen Corp.                               700,000
     40,000    @     Medimmune, Inc.                              1,016,000
                                                               ------------
                                                                  3,111,620
                                                               ------------
                     BUILDING MATERIALS: 0.4%
     38,000          Masco Corp.                                  1,041,580
                                                               ------------
                                                                  1,041,580
                                                               ------------
                     CHEMICALS: 1.4%
     49,000   @,L    Cabot Microelectronics Corp.                 2,401,000
     24,000          International Flavors & Fragrances, Inc.       838,080
                                                               ------------
                                                                  3,239,080
                                                               ------------
                     COMMERCIAL SERVICES: 3.0%
     30,000    @     Career Education Corp.                       1,202,100
     25,000    L     Manpower, Inc.                               1,177,000
     93,000          McKesson Corp.                               2,990,880
     23,000    @     University of Phoenix Online                 1,585,390
                                                               ------------
                                                                  6,955,370
                                                               ------------
                     COMPUTERS: 5.7%
     50,000   @,L    Affiliated Computer Services, Inc.           2,723,000
     25,000    @     Cognizant Technology Solutions Corp.         1,141,000
     48,000   @,L    DST Systems, Inc.                            2,004,480
     49,000    @     Netscreen Technologies, Inc.                 1,212,750
     35,000   @,L    Research In Motion Ltd.                      2,339,050
     34,000   @,L    Sandisk Corp.                                2,078,760
    100,000   @,@@   Seagate Technology, Inc.                     1,890,000
                                                               ------------
                                                                 13,389,040
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     DISTRIBUTION/WHOLESALE: 0.5%
     22,000    L     CDW Corp.                                 $  1,270,720
                                                               ------------
                                                                  1,270,720
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.5%
     12,000          Bear Stearns Cos., Inc.                        959,400
     18,000    L     Capital One Financial Corp.                  1,103,220
     10,000    L     Countrywide Financial Corp.                    758,500
     43,500          Doral Financial Corp.                        1,404,180
     40,800    @     First Marblehead Corp.                         892,704
     10,000    L     Legg Mason, Inc.                               771,800
                                                               ------------
                                                                  5,889,804
                                                               ------------
                     ELECTRONICS: 1.6%
     78,000   @,L    Agilent Technologies, Inc.                   2,280,720
     35,000   @,L    Fisher Scientific Intl.                      1,447,950
                                                               ------------
                                                                  3,728,670
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.4%
     25,000   @,L    Waste Connections, Inc.                        944,250
                                                               ------------
                                                                    944,250
                                                               ------------
                     HAND/MACHINE TOOLS: 0.6%
     30,000    L     Black & Decker Corp.                         1,479,600
                                                               ------------
                                                                  1,479,600
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 3.1%
     48,000    @     Apogent Technologies, Inc.                   1,105,920
     55,000          Biomet, Inc.                                 2,002,550
     20,000          Guidant Corp.                                1,204,000
     88,000    @     Steris Corp.                                 1,988,800
     14,000   @,L    Zimmer Holdings, Inc.                          985,600
                                                               ------------
                                                                  7,286,870
                                                               ------------
                     HEALTHCARE -- SERVICES: 5.1%
     76,000   @,L    Anthem, Inc.                                 5,700,000
     49,000    L     Health Management Associates, Inc.           1,176,000
     20,000   @,L    Laboratory Corp. of America Holdings           739,000
      7,000    @     Mid Atlantic Medical Services                  453,600
     40,000    @     Triad Hospitals, Inc.                        1,330,800
     95,000          Community Health                             2,525,188
                                                               ------------
                                                                 11,924,500
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.6%
     25,000    L     Avery Dennison Corp.                         1,400,500
                                                               ------------
                                                                  1,400,500
                                                               ------------
                     INSURANCE: 4.6%
     29,000          Cigna Corp.                                  1,667,500
     27,000    @@    Everest Re Group Ltd.                        2,284,200
     45,000          PMI Group, Inc.                              1,675,350
     34,000          Radian Group, Inc.                           1,657,500
     25,000          Unitrin, Inc.                                1,035,250
     68,000          Willis Group Holdings Ltd.                   2,316,760
                                                               ------------
                                                                 10,636,560
                                                               ------------
                     INTERNET: 3.4%
     27,000   @,L    Netease.com                                    996,300
     27,000   @,L    NetFlix, Inc.                                1,476,630
     33,000   @,L    Sina Corp.                                   1,113,750
     35,000    @     Sohu.com, Inc.                               1,050,350
    191,000   @,L    United Online, Inc.                          3,206,890
                                                               ------------
                                                                  7,843,920
                                                               ------------
                     LODGING: 0.4%
     25,000          Starwood Hotels & Resorts Worldwide,
                      Inc.                                          899,250
                                                               ------------
                                                                    899,250
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 1.7%
    137,000   @,L    Agco Corp.                                   2,759,180
     35,000          Rockwell Automation, Inc.                    1,246,000
                                                               ------------
                                                                  4,005,180
                                                               ------------
                     MEDIA: 1.4%
     30,000   @,L    Univision Communications, Inc.               1,190,700
     62,000    @     Westwood One, Inc.                           2,121,020
                                                               ------------
                                                                  3,311,720
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
AIM
CAPITAL
MID CAP GROWTH
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     MISCELLANEOUS MANUFACTURING: 1.4%
     16,000          Danaher Corp.                             $  1,468,000
     30,000   @,L    SPX Corp.                                    1,764,300
                                                               ------------
                                                                  3,232,300
                                                               ------------
                     OIL AND GAS: 4.2%
     19,000          Devon Energy Corp.                           1,087,940
     78,000          Ensco Intl., Inc.                            2,119,260
     59,000  @,@@,L  Nabors Industries Ltd.                       2,448,500
     88,000    @     Patterson-UTI Energy, Inc.                   2,896,960
     50,000    @     Ultra Petroleum Corp.                        1,231,000
                                                               ------------
                                                                  9,783,660
                                                               ------------
                     OIL AND GAS SERVICES: 2.3%
     49,000    @     Cooper Cameron Corp.                         2,283,400
     74,000    @     National-Oilwell, Inc.                       1,654,640
     43,000    @     Weatherford Intl. Ltd.                       1,548,000
                                                               ------------
                                                                  5,486,040
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.3%
     14,000          Bemis Co.                                      700,000
                                                               ------------
                                                                    700,000
                                                               ------------
                     PHARMACEUTICALS: 9.9%
     33,000    L     Amerisourcebergen Corp.                      1,852,950
     35,000    @     Angiotech Pharmaceuticals, Inc.              1,610,000
     58,000    @     Biovail Corp.                                1,246,420
     39,000   @,L    Cephalon, Inc.                               1,887,990
     63,000   @,L    Express Scripts, Inc.                        4,185,090
     37,000   @,L    Gilead Sciences, Inc.                        2,151,180
     51,000    L     Kos Pharmaceuticals Inc                      2,195,040
     33,000    @     Medicines Co.                                  972,180
     24,000          Medicis Pharmaceutical                       1,711,200
     55,000    @     NBTY, Inc.                                   1,477,300
     24,000    L     Omnicare, Inc.                                 969,360
     10,000    @     Pharmaceutical Resources, Inc.                 651,500
     65,000   @,L    Shire Pharmaceuticals PLC                    1,888,250
                                                               ------------
                                                                 22,798,460
                                                               ------------
                     RETAIL: 8.1%
     10,000   @,L    Autozone, Inc.                                 852,100
     60,000    @     Bed Bath & Beyond, Inc.                      2,601,000
     31,000          Best Buy Co., Inc.                           1,619,440
     58,000   @,L    Brinker Intl., Inc.                          1,923,280
     25,000    @     Chico's FAS, Inc.                              923,750
     25,000          Family Dollar Stores                           897,000
     40,000          Foot Locker, Inc.                              938,000
    117,000    @     Hollywood Entertainment Corp.                1,608,750
     68,000   @,L    Kohl's Corp.                                 3,055,920
     29,000   @,L    Krispy Kreme Doughnuts, Inc.                 1,061,400
     43,000    @     Staples, Inc.                                1,173,900
     50,000    L     TJX Cos., Inc.                               1,102,500
     32,000   @,L    Williams-Sonoma, Inc.                        1,112,640
                                                               ------------
                                                                 18,869,680
                                                               ------------
                     SAVINGS AND LOANS: 0.6%
     35,000    L     New York Community Bancorp, Inc.             1,331,750
                                                               ------------
                                                                  1,331,750
                                                               ------------
                     SEMICONDUCTORS: 7.5%
     98,000    @     AMIS Holdings Inc.                           1,791,440
    129,000    @     Amkor Technology, Inc.                       2,349,090
     84,000   @,L    Asml Holding NV ADR                          1,684,200
     69,000    @     Fairchild Semiconductor Intl., Inc.          1,722,930
     65,000    @     Marvell Technology Group Ltd.                2,465,450
    147,000    @     MEMC Electronic Materials, Inc.              1,414,140
     79,000    @     National Semiconductor Corp.                 3,113,390
     35,000    @     Novellus Systems, Inc.                       1,471,750
     29,000    @     Omnivision Technologies, Inc.                1,602,250
                                                               ------------
                                                                 17,614,640
                                                               ------------
                     SOFTWARE: 8.3%
     54,000    @     Citrix Systems, Inc.                         1,145,340
     31,000    @     Cognos, Inc.                                   949,220
     89,000          Computer Associates Intl., Inc.              2,433,260
     24,000    @     Electronic Arts, Inc.                        1,146,720
     35,000    L     Fair Isaac Corp.                             1,720,600
     74,000   @,L    Fiserv, Inc.                                 2,923,740
     14,000    @     Intuit, Inc.                                   740,740
    175,000    @     Novell, Inc.                                 1,841,000
    154,000   @,L    Peoplesoft, Inc.                             3,511,200
     17,000   @,L    Pixar, Inc.                                  1,177,930
     54,000    @     Take-Two Interactive Software, Inc.          1,555,740
                                                               ------------
                                                                 19,145,490
                                                               ------------
                     TELECOMMUNICATIONS: 5.3%
     89,000          America Movil SA de CV ADR                   2,433,260
    172,000    @     Avaya, Inc.                                  2,225,680
     21,000   @,L    NII Holdings, Inc.                           1,567,230
    167,000   @,L    Utstarcom, Inc.                              6,190,690
                                                               ------------
                                                                 12,416,860
                                                               ------------
                     TOYS/GAMES/HOBBIES: 1.8%
     39,000          Hasbro, Inc.                                   829,920
     50,000   @,L    Leapfrog Enterprises, Inc.                   1,326,500
     70,000   @,L    Marvel Enterprises, Inc.                     2,037,700
                                                               ------------
                                                                  4,194,120
                                                               ------------
                     TRANSPORTATION: 0.6%
     73,000   @,L    Sirva, Inc.                                  1,426,420
                                                               ------------
                                                                  1,426,420
                                                               ------------
                     Total Common Stock
                      (Cost $195,912,568)                       221,775,329
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.1%
                     FEDERAL HOME LOAN BANK: 5.1%
$12,022,000          0.060%, due 01/02/04                        12,021,499
                                                               ------------
                     Total Short-term Investments
                      (Cost $12,021,749)                         12,021,499
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $207,934,317)*                     100.1% $233,796,828
              OTHER ASSETS AND LIABILITIES-NET           (0.1)     (342,024)
                                                       ------  ------------
              NET ASSETS                                100.0% $233,454,804
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 ADR   American Depositary Receipt
 L     Loaned security, a portion or all of the security is on loan at December 31, 2003.
 *     Cost for federal income tax purposes is $210,049,583. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                              $26,893,388
      Gross Unrealized Depreciation                               (3,146,143)
                                                                 -----------
      Net Unrealized Appreciation                                $23,747,245
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
ALLIANCE
MID CAP
GROWTH
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 99.6%
                      AEROSPACE/DEFENSE: 5.2%
     223,690    @     Alliant Techsystems, Inc.                $ 12,920,334
     152,090          Northrop Grumman Corp.                     14,539,804
                                                               ------------
                                                                 27,460,138
                                                               ------------
                      AIRLINES: 1.2%
     412,095    L     Southwest Airlines Co.                      6,651,213
                                                               ------------
                                                                  6,651,213
                                                               ------------
                      BIOTECHNOLOGY: 9.1%
     555,040    @     Affymetrix, Inc.                           13,659,533
     588,125   @,L    Applera Corp. -- Celera Genomics Group      8,180,819
     275,925   @,L    Biogen IDEC, Inc.                          10,148,522
     963,050  @,@@,L  Compugen Ltd.                               4,863,403
         119   @,XX   Hybridon Inc.                                     136
     614,654    @     Millennium Pharmaceuticals, Inc.           11,475,590
                                                               ------------
                                                                 48,328,003
                                                               ------------
                      COMPUTERS: 5.1%
     515,930   @,L    Netscreen Technologies, Inc.               12,769,268
     689,730   @,L    Network Appliance, Inc.                    14,160,156
                                                               ------------
                                                                 26,929,424
                                                               ------------
                      DIVERSIFIED FINANCIAL SERVICES: 5.0%
     433,150    @     Ameritrade Holding Corp.                    6,094,421
     100,000    X     Healthcare Financial Partners               1,500,000
      71,175    L     Legg Mason, Inc.                            5,493,287
     667,805    @     Providian Financial Corp.                   7,773,249
     156,415          SLM Corp.                                   5,893,717
                                                               ------------
                                                                 26,754,674
                                                               ------------
                      ELECTRONICS: 3.1%
     793,050          Applera Corp. -- Applied Biosystems
                       Group                                     16,424,066
                                                               ------------
                                                                 16,424,066
                                                               ------------
                      FOOD: 0.9%
      74,825          Whole Foods Market, Inc.                    5,023,002
                                                               ------------
                                                                  5,023,002
                                                               ------------
                      HEALTHCARE -- PRODUCTS: 3.5%
     762,645    @     Cepheid, Inc.                               7,306,140
   1,163,960    @     Cerus Corp.                                 5,284,378
      85,810   @,L    Zimmer Holdings, Inc.                       6,041,024
                                                               ------------
                                                                 18,631,542
                                                               ------------
                      HOME BUILDERS: 2.9%
     233,250          DR Horton, Inc.                            10,090,395
      56,415    L     Lennar Corp., Cl. A                         5,415,840
                                                               ------------
                                                                 15,506,235
                                                               ------------
                      INTERNET: 7.4%
     142,275   @,L    Amazon.Com, Inc.                            7,489,356
   1,057,910   @,L    CNET Networks, Inc.                         7,214,946
     124,213   @,L    eBay, Inc.                                  8,022,917
      49,000    @     Equinix, Inc.                               1,381,800
     864,450    @     Realnetworks, Inc.                          4,936,010
      77,900   @,@@   Sina Corp.                                  2,629,125
     169,256   @,L    Yahoo!, Inc.                                7,645,294
                                                               ------------
                                                                 39,319,448
                                                               ------------
                      LODGING: 1.2%
     234,525   @,L    Wynn Resorts Ltd.                           6,569,045
                                                               ------------
                                                                  6,569,045
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      MEDIA: 1.7%
     348,875   @,L    XM Satellite Radio Holdings, Inc.        $  9,196,345
                                                               ------------
                                                                  9,196,345
                                                               ------------
                      METAL FABRICATE/HARDWARE: 1.7%
     646,200   @,L    Shaw Group, Inc.                            8,801,244
                                                               ------------
                                                                  8,801,244
                                                               ------------
                      OIL AND GAS: 6.2%
     128,880          Apache Corp.                               10,452,169
     177,040   @,L    Evergreen Resources, Inc.                   5,755,570
     190,295          Noble Energy, Inc.                          8,454,807
     179,845    L     Valero Energy Corp.                         8,334,017
                                                               ------------
                                                                 32,996,563
                                                               ------------
                      OIL AND GAS SERVICES: 4.0%
     427,835   @,L    BJ Services Co.                            15,359,277
     250,910    @     FMC Technologies, Inc.                      5,846,203
                                                               ------------
                                                                 21,205,480
                                                               ------------
                      PACKAGING AND CONTAINERS: 1.5%
     439,100   @,L    Smurfit-Stone Container Corp.               8,154,087
                                                               ------------
                                                                  8,154,087
                                                               ------------
                      PHARMACEUTICALS: 1.4%
     127,810   @,L    Gilead Sciences, Inc.                       7,430,873
                                                               ------------
                                                                  7,430,873
                                                               ------------
                      RETAIL: 2.8%
     165,270   @,L    Starbucks Corp.                             5,463,826
     203,475          Tiffany & Co.                               9,197,070
                                                               ------------
                                                                 14,660,896
                                                               ------------
                      SEMICONDUCTORS: 13.4%
     277,215   @,L    Broadcom Corp.                              9,450,259
     174,525   @,L    Kla-Tencor Corp.                           10,239,382
     158,250  @,@@,L  Marvell Technology Group Ltd.               6,002,423
   1,575,530   @,L    Micron Technology, Inc.                    21,222,389
     596,980   @,L    Nvidia Corp.                               13,879,785
     243,505   @,L    Silicon Laboratories, Inc.                 10,524,286
                                                               ------------
                                                                 71,318,524
                                                               ------------
                      SOFTWARE: 10.3%
     887,540    @     Bea Systems, Inc.                          10,916,742
     124,817   @,L    Electronic Arts, Inc.                       5,963,756
     201,199   @,L    Intuit, Inc.                               10,645,439
     890,145   @,L    Peoplesoft, Inc.                           20,295,307
     386,455   @,L    Red Hat Inc.                                7,253,760
                                                               ------------
                                                                 55,075,004
                                                               ------------
                      TELECOMMUNICATIONS: 12.0%
     324,415    @     3Com Corp.                                  2,650,471
     939,465   @,L    Corning, Inc.                               9,798,620
   1,604,264   @,L    JDS Uniphase Corp.                          5,855,564
     936,320   @,L    Juniper Networks, Inc.                     17,490,458
     198,825   @,L    Nextel Partners, Inc.                       2,674,196
   4,518,085   @,L    Sprint Corp.-PCS Group                     25,391,637
                                                               ------------
                                                                 63,860,946
                                                               ------------
                      Total Common Stock
                       (Cost $422,101,477)                      530,296,752
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
ALLIANCE
MID CAP
GROWTH
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
PREFERRED STOCK: 0.0%
                      BIOTECHNOLOGY: 0.0%
           7    @     Hybridon, Inc.                           $        183
                                                               ------------
                      Total Preferred Stock
                       (Cost $141)                                      183
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $422,101,618)*                      99.6% $530,296,935
              OTHER ASSETS AND LIABILITIES-NET            0.4     2,371,005
                                                       ------  ------------
              NET ASSETS                                100.0% $532,667,940
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 X     Fair value determined by ING Funds Pricing Committee
       appointed by the Portfolio's Board of Trustees.
 XX    Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures.
 L     Loaned security, a portion or all of the security is on loan at December 31, 2003.
 *     Cost for federal income tax purposes is $444,435,037. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                             $ 97,882,032
      Gross Unrealized Depreciation                              (12,020,134)
                                                                ------------
      Net Unrealized Appreciation                               $ 85,861,898
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
CAPITAL GUARDIAN
LARGE CAP
VALUE
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 96.3%
                     ADVERTISING: 0.3%
     96,200   @,L    Interpublic Group of Cos., Inc.           $  1,500,720
                                                               ------------
                                                                  1,500,720
                                                               ------------
                     AEROSPACE/DEFENSE: 1.9%
     33,500          Northrop Grumman Corp.                       3,202,600
     30,500          Raytheon Co.                                   916,220
     73,100          United Technologies Corp.                    6,927,687
                                                               ------------
                                                                 11,046,507
                                                               ------------
                     AGRICULTURE: 1.1%
    117,500    L     Altria Group, Inc.                           6,394,350
                                                               ------------
                                                                  6,394,350
                                                               ------------
                     AUTO MANUFACTURERS: 0.3%
     38,100   @,L    Navistar International Corp.                 1,824,609
                                                               ------------
                                                                  1,824,609
                                                               ------------
                     BANKS: 2.9%
    181,000          Bank One Corp.                               8,251,790
     35,000          FleetBoston Financial Corp.                  1,527,750
     54,800          State Street Corp.                           2,853,984
     75,900          Wells Fargo & Co.                            4,469,751
                                                               ------------
                                                                 17,103,275
                                                               ------------
                     BEVERAGES: 1.7%
     84,500          Anheuser-Busch Cos., Inc.                    4,451,460
     67,400          Pepsi Bottling Group, Inc.                   1,629,732
     82,100          PepsiCo, Inc.                                3,827,502
                                                               ------------
                                                                  9,908,694
                                                               ------------
                     BIOTECHNOLOGY: 1.6%
    121,800    @     Amgen, Inc.                                  7,527,240
     31,280   @,L    Biogen IDEC, Inc.                            1,150,478
     49,800    @     Millennium Pharmaceuticals, Inc.               929,766
                                                               ------------
                                                                  9,607,484
                                                               ------------
                     BUILDING MATERIALS: 1.1%
     62,800    @     American Standard Cos., Inc.                 6,323,960
                                                               ------------
                                                                  6,323,960
                                                               ------------
                     CHEMICALS: 1.6%
     87,700          Air Products & Chemicals, Inc.               4,633,191
     28,200          Dow Chemical Co.                             1,172,274
     76,700          Du Pont EI de Nemours & Co.                  3,519,763
                                                               ------------
                                                                  9,325,228
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     COMMERCIAL SERVICES: 0.2%
     55,800   @,L    Robert Half Intl., Inc.                   $  1,302,372
                                                               ------------
                                                                  1,302,372
                                                               ------------
                     COMPUTERS: 2.4%
     39,900   @,L    Affiliated Computer Services, Inc.           2,172,954
     51,700   @,L    Apple Computer, Inc.                         1,104,829
    109,800   @,L    Cadence Design Systems, Inc.                 1,974,204
     60,533    L     Hewlett-Packard Co.                          1,390,443
     35,900          International Business Machines Corp.        3,327,212
     19,500   @,L    Lexmark Intl., Inc.                          1,533,480
    535,100    @     Sun Microsystems, Inc.                       2,402,599
                                                               ------------
                                                                 13,905,721
                                                               ------------
                     COSMETICS/PERSONAL CARE: 1.3%
     16,000    L     Avon Products, Inc.                          1,079,840
     59,800          Estee Lauder Cos., Inc.                      2,347,748
     29,900          Kimberly-Clark Corp.                         1,766,791
     24,600          Procter & Gamble Co.                         2,457,048
                                                               ------------
                                                                  7,651,427
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 5.3%
    108,400   @,L    Americredit Corp.                            1,726,812
     23,300          Citigroup, Inc.                              1,130,982
     84,600          Fannie Mae                                   6,350,076
     68,700          Freddie Mac                                  4,006,584
     11,600          Goldman Sachs Group, Inc.                    1,145,268
     81,100          JP Morgan Chase & Co.                        2,978,803
    348,400    L     SLM Corp.                                   13,127,712
                                                               ------------
                                                                 30,466,237
                                                               ------------
                     ELECTRIC: 2.4%
    523,800    @     AES Corp.                                    4,944,672
     38,700    L     American Electric Power Co., Inc.            1,180,737
    181,300    L     Duke Energy Corp.                            3,707,585
     22,200    L     FirstEnergy Corp.                              781,440
     87,800    L     NiSource, Inc.                               1,926,332
     42,600    L     Pinnacle West Capital Corp.                  1,704,852
                                                               ------------
                                                                 14,245,618
                                                               ------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 0.7%
     67,400          Emerson Electric Co.                         4,364,150
                                                               ------------
                                                                  4,364,150
                                                               ------------
                     ELECTRONICS: 2.2%
    207,691   @,L    Agilent Technologies, Inc.                   6,072,885
    259,000    L     Applera Corp. -- Applied Biosystems
                      Group                                       5,363,890
     74,600    @     Avnet, Inc.                                  1,615,836
                                                               ------------
                                                                 13,052,611
                                                               ------------
                     ENGINEERING AND CONSTRUCTION: 0.9%
    132,800    L     Fluor Corp.                                  5,264,192
                                                               ------------
                                                                  5,264,192
                                                               ------------
                     FOOD: 2.0%
    136,800          Campbell Soup Co.                            3,666,240
     37,400          HJ Heinz Co.                                 1,362,482
     67,700    L     Kraft Foods, Inc.                            2,181,294
     65,800   @@,L   Unilever NV                                  4,270,420
                                                               ------------
                                                                 11,480,436
                                                               ------------
                     FOREST PRODUCTS AND PAPER: 0.3%
     10,300          Boise Cascade Corp.                            338,458
     36,000    L     International Paper Co.                      1,551,960
                                                               ------------
                                                                  1,890,418
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 1.0%
     49,800          Becton Dickinson & Co.                       2,048,772
     44,574          Guidant Corp.                                2,683,355
     20,700          Medtronic, Inc.                              1,006,227
                                                               ------------
                                                                  5,738,354
                                                               ------------
                     HEALTHCARE -- SERVICES: 1.8%
     33,000    L     HCA, Inc.                                    1,417,680
     42,000    L     Health Management Associates, Inc.           1,008,000
    161,400   @,L    Lincare Holdings, Inc.                       4,846,842
     18,300    @     Pacificare Health Systems                    1,237,080
     52,700    @     Triad Hospitals, Inc.                        1,753,329
                                                               ------------
                                                                 10,262,931
                                                               ------------
                     INSURANCE: 4.2%
     23,300    L     American Intl. Group                         1,544,324
         97    @     Berkshire Hathaway, Inc.                     8,172,250
     38,500          Chubb Corp.                                  2,621,850
     27,000          Cigna Corp.                                  1,552,500
     20,700    L     Cincinnati Financial Corp.                     866,916
     10,100    @@    Everest Re Group Ltd.                          854,460
     32,200    L     Hartford Financial Services Group, Inc.      1,900,766
     80,000          PMI Group, Inc.                              2,978,400
     54,500    @@    XL Capital Ltd.                              4,226,475
                                                               ------------
                                                                 24,717,941
                                                               ------------
                     INTERNET: 4.0%
     85,100   @,L    Amazon.Com, Inc.                             4,479,664
    102,300   @,L    Checkfree Corp.                              2,828,595

                 See Accompanying Notes to Financial Statements

ING
CAPITAL GUARDIAN
LARGE CAP
VALUE
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     INTERNET (CONTINUED)
     77,300   @,L    eBay, Inc.                                $  4,992,807
    149,900   @,L    InterActiveCorp.                             5,086,107
     89,000   @,L    Monster Worldwide, Inc.                      1,954,440
     70,000   @,L    Network Associates, Inc.                     1,052,800
    137,500   @,L    Verisign, Inc.                               2,241,250
     19,000   @,L    Yahoo!, Inc.                                   858,230
                                                               ------------
                                                                 23,493,893
                                                               ------------
                     LEISURE TIME: 0.8%
     77,700    L     Carnival Corp.                               3,087,021
     83,200    L     Sabre Holdings Corp.                         1,796,288
                                                               ------------
                                                                  4,883,309
                                                               ------------
                     LODGING: 0.2%
     32,900          Starwood Hotels & Resorts Worldwide,
                      Inc.                                        1,183,413
                                                               ------------
                                                                  1,183,413
                                                               ------------
                     MEDIA: 4.6%
    179,782   @,L    Cablevision Systems Corp.                    4,205,101
     30,000   @,L    Comcast Corp.                                  986,100
    118,000   @,L    Cox Communications, Inc.                     4,065,100
      4,100   @,L    Entercom Communications Corp.                  217,136
     20,900    @     Fox Entertainment Group, Inc.                  609,235
    119,942    @     Hughes Electronics Corp.                     1,985,040
     16,800    L     Knight-Ridder, Inc.                          1,299,816
     12,000   @,L    Radio One, Inc.                                231,600
     43,900          Thomson Corp.                                1,591,375
    410,050   @,L    Time Warner, Inc.                            7,376,800
     43,800    L     Viacom, Inc.                                 1,943,844
     87,700          Walt Disney Co.                              2,046,041
                                                               ------------
                                                                 26,557,188
                                                               ------------
                     MINING: 0.3%
     33,500    L     Newmont Mining Corp.                         1,628,435
                                                               ------------
                                                                  1,628,435
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 3.2%
    314,300          General Electric Co.                         9,737,014
     26,200          Illinois Tool Works, Inc.                    2,198,442
     54,700    @@    Ingersoll-Rand Co.                           3,713,036
     23,500          Siemens AG                                   1,878,590
     50,900    @@    Tyco Intl. Ltd.                              1,348,850
                                                               ------------
                                                                 18,875,932
                                                               ------------
                     OIL AND GAS: 5.0%
     20,700          ChevronTexaco Corp.                          1,788,273
      7,400          Devon Energy Corp.                             423,724
    237,200          Exxon Mobil Corp.                            9,725,200
    125,700   @@,L   Royal Dutch Petroleum Co.                    6,585,423
     73,000    @     Transocean, Inc.                             1,752,730
    218,700          Unocal Corp.                                 8,054,721
                                                               ------------
                                                                 28,330,071
                                                               ------------
                     OIL AND GAS SERVICES: 2.9%
     89,200          Baker Hughes, Inc.                           2,868,672
     67,100   @,L    BJ Services Co.                              2,408,890
    150,800          Schlumberger Ltd.                            8,251,776
     99,700    @     Weatherford Intl. Ltd.                       3,589,200
                                                               ------------
                                                                 17,118,538
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     PHARMACEUTICALS: 13.0%
    172,200    L     Allergan, Inc.                            $ 13,226,682
    563,300   @@,L   AstraZeneca PLC ADR                         27,252,453
     83,100          Eli Lilly & Co.                              5,844,423
    349,800   @,L    Forest Laboratories, Inc.                   21,617,640
    211,900          Pfizer, Inc.                                 7,486,427
                                                               ------------
                                                                 75,427,625
                                                               ------------
                     PIPELINES: 1.0%
    109,043    @     Kinder Morgan Management LLC                 4,684,487
         57          Kinder Morgan, Inc.                              3,369
    132,400          Williams Cos., Inc.                          1,300,168
                                                               ------------
                                                                  5,988,024
                                                               ------------
                     RETAIL: 3.7%
    122,200   @,L    Autonation, Inc.                             2,244,814
    133,500   @,L    Costco Wholesale Corp.                       4,963,530
    168,800          Lowe's Cos., Inc.                            9,349,832
     18,800          McDonald's Corp.                               466,804
     65,200          RadioShack Corp.                             2,000,336
     78,600   @,L    Williams-Sonoma, Inc.                        2,732,922
                                                               ------------
                                                                 21,758,238
                                                               ------------
                     SAVINGS AND LOANS: 2.2%
     37,700          Golden West Financial Corp.                  3,890,263
    224,800    L     Washington Mutual, Inc.                      9,018,976
                                                               ------------
                                                                 12,909,239
                                                               ------------
                     SEMICONDUCTORS: 7.3%
    135,800   @,L    Altera Corp.                                 3,082,660
    469,000    @     Applied Materials, Inc.                     10,529,050
    164,100    @     Applied Micro Circuits Corp.                   981,318
    108,000   @,L    Asml Holding NV ADR                          2,165,400
    107,200   @,L    Credence Systems Corp.                       1,410,752
    117,900          Intel Corp.                                  3,796,380
    136,700   @,L    Kla-Tencor Corp.                             8,020,189
     30,300          Linear Technology Corp.                      1,274,721
     31,900    @     Novellus Systems, Inc.                       1,341,395
    139,500   @,L    PMC -- Sierra, Inc.                          2,810,925
    172,700   @,L    Teradyne, Inc.                               4,395,215
     61,700   @,L    Xilinx, Inc.                                 2,390,258
                                                               ------------
                                                                 42,198,263
                                                               ------------
                     SOFTWARE: 3.6%
    148,600          Automatic Data Processing                    5,886,046
    254,400    L     Microsoft Corp.                              7,006,176
    214,900    @     Peoplesoft, Inc.                             4,899,720
     78,100          SAP AG                                       3,245,836
                                                               ------------
                                                                 21,037,778
                                                               ------------
                     TELECOMMUNICATIONS: 7.1%
    141,880          AT&T Corp.                                   2,880,164
    364,000    @     Cisco Systems, Inc.                          8,841,560
    122,200   @,L    Corning, Inc.                                1,274,546
    318,100   @,L    JDS Uniphase Corp.                           1,161,065
    177,600          Qualcomm, Inc.                               9,577,968
     21,500          SBC Communications, Inc.                       560,505
    577,700    L     Sprint Corp.-FON Group                       9,485,834
    929,900   @,L    Sprint Corp.-PCS Group                       5,226,038
     57,000          Verizon Communications, Inc.                 1,999,560
                                                               ------------
                                                                 41,007,240
                                                               ------------
                     TRANSPORTATION: 0.2%
     18,000          Union Pacific Corp.                          1,250,640
                                                               ------------
                                                                  1,250,640
                                                               ------------
                     Total Common Stock
                      (Cost $478,544,334)                       561,025,061
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
CAPITAL GUARDIAN
LARGE CAP
VALUE
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
PREFERRED STOCK: 0.3%
                     AUTO MANUFACTURERS: 0.2%
     24,900          Ford Motor Co. Capital Trust II           $  1,390,665
                                                               ------------
                                                                  1,390,665
                                                               ------------
                     MEDIA: 0.1%
     13,415          News Corp. Ltd.                                405,804
                                                               ------------
                                                                    405,804
                                                               ------------
                     Total Preferred Stock
                      (Cost $1,672,423)                           1,796,469
                                                               ------------
                     Total Long-Term Investments
                      (Cost $480,216,757)                       562,821,530
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 2.8%
                     FEDERAL HOME LOAN BANK: 0.2%
$ 1,001,000          0.600%, due 01/02/04                         1,000,967
                                                               ------------
                                                                  1,000,967
                                                               ------------
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 2.6%
 15,563,000          0.800%, due 01/02/04                        15,562,308
                                                               ------------
                                                                 15,562,308
                                                               ------------
                     Total Short-Term Investments
                      (Cost $16,563,637)                         16,563,275
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $496,780,394)*                      99.4% $579,384,805
              OTHER ASSETS AND LIABILITIES-NET            0.6     3,267,546
                                                       ------  ------------
              NET ASSETS                                100.0% $582,652,351
                                                       ======  ============

 @      Non-income producing security
 @@     Foreign Issuer
 ADR    American Depositary Receipt
 L      Loaned security, a portion or all of the security is on loan at December 31, 2003.
 *      Cost for federal income tax purposes is $501,708,597. Net
        unrealized appreciation consists of:

       Gross Unrealized Appreciation                            $ 88,977,246
       Gross Unrealized Depreciation                             (11,301,038)
                                                                ------------
       Net Unrealized Appreciation                              $ 77,676,208
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
MANAGED GLOBAL
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 94.8%
                     AUSTRALIA: 1.4%
     58,700          Amcor Ltd.                                $    365,235
     36,500          Australia & New Zealand Banking Group
                      Ltd.                                          487,408
    101,651          BHP Billiton Ltd.                              925,255
    129,400          Coca-Cola Amatil Ltd.                          608,028
     27,443          National Australia Bank Ltd.                   617,443
        125          News Corp. Ltd.                                    945
    107,500    L     Publishing & Broadcasting Ltd.               1,016,507
     93,075          Qantas Airways Ltd.                            231,069
      2,054          QBE Insurance Group Ltd.                        16,417
     79,400          Woolworths Ltd.                                705,921
                                                               ------------
                                                                  4,974,228
                                                               ------------
                     AUSTRIA: 0.2%
     56,000    @     Telekom Austria AG                             691,940
                                                               ------------
                                                                    691,940
                                                               ------------
                     BERMUDA: 0.8%
     11,000          Ingersoll-Rand Co.                             746,680
      3,400          Partnerre Ltd.                                 197,370
     27,900          Tyco Intl. Ltd.                                739,350
     16,000    L     XL Capital Ltd.                              1,240,800
                                                               ------------
                                                                  2,924,200
                                                               ------------
                     BRAZIL: 0.3%
     11,000   @,L    Cia Vale do Rio Doce                           643,500
      8,000    L     Cia Vale do Rio Doce ADR                       412,080
                                                               ------------
                                                                  1,055,580
                                                               ------------
                     CANADA: 4.3%
    138,300          Abitibi-Consolidated, Inc.                   1,109,825
     21,800          Alcan Inc.                                   1,021,804
     42,800          BCE, Inc.                                      957,183
    636,314          Bombardier, Inc.                             2,693,471
      3,900          Fairfax Financial Holdings Ltd.                682,398
      9,000          Four Seasons Hotels, Inc.                      460,350
     16,800          Great-West Lifeco Inc.                         591,526
     25,200    @     Inco Ltd.                                    1,007,220
     56,100          Investors Group, Inc.                        1,347,963
     18,100          Manulife Financial Corp.                       586,175
     40,000          Placer Dome, Inc.                              717,199
     31,100          Suncor Energy, Inc.                            782,163
     45,000          Telus Corp.                                    842,716
     72,500    L     Thomson Corp.                                2,638,131
                                                               ------------
                                                                 15,438,124
                                                               ------------
                     DENMARK: 0.5%
     27,300          H Lundbeck A/S                                 453,216
     31,200          Novo-Nordisk A/S                             1,271,118
                                                               ------------
                                                                  1,724,334
                                                               ------------
                     FINLAND: 0.6%
     93,756          Nokia OYJ                                    1,601,883
     24,200          UPM-Kymmene OYJ                                462,834
                                                               ------------
                                                                  2,064,717
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     FRANCE: 6.0%
      6,737          Air Liquide                               $  1,190,503
     39,200          BNP Paribas                                  2,476,984
     50,260          Bouygues                                     1,761,153
     16,900          Carrefour SA                                   930,386
     17,900          Cie Generale D'Optique Essilor Intl. SA        925,706
     34,400    @     France Telecom                                 982,797
      3,500          Groupe Danone                                  571,266
      6,900          L'Oreal SA                                     566,753
     25,700          Renault SA                                   1,776,491
     95,805    L     Sanofi-Synthelabo SA                         7,244,051
      9,800          Schneider Electric SA                          642,448
      7,900          Societe Generale                               699,626
     72,300    @     Vivendi Universal SA                         1,759,534
                                                               ------------
                                                                 21,527,698
                                                               ------------
                     GERMANY: 2.2%
      4,400          Allianz AG                                     558,699
     24,800          DaimlerChrysler AG                           1,152,708
      9,200          Deutsche Bank AG                               759,988
      6,178          Deutsche Boerse AG                             339,299
     14,600          Fresenius Medical Care AG                      729,583
     39,800   @,L    Infineon Technologies AG                       552,044
      6,942          Muenchener Rueckversicherungs AG               853,668
      4,700          SAP AG                                         782,011
     21,500          SAP AG ADR                                     893,540
     15,100          Siemens AG                                   1,210,507
                                                               ------------
                                                                  7,832,047
                                                               ------------
                     HONG KONG: 1.3%
     75,000          Cheung Kong Holdings Ltd.                      597,292
    527,500    L     Hang Lung Properties Ltd.                      677,903
     50,900          Hang Seng Bank Ltd.                            669,452
     64,500          Hutchison Whampoa Ltd.                         475,960
    353,000          Johnson Electric Holdings Ltd.                 449,881
    378,000          Li & Fung Ltd.                                 648,807
    120,000          Sun Hung Kai Properties Ltd.                   995,181
                                                               ------------
                                                                  4,514,476
                                                               ------------
                     IRELAND: 0.5%
     34,000          CRH PLC                                        696,733
     20,800   @,L    Ryanair Holdings PLC                         1,053,312
                                                               ------------
                                                                  1,750,045
                                                               ------------
                     ITALY: 0.2%
    131,500          Unicredito Italiano S.p.A.                     710,892
                                                               ------------
                                                                    710,892
                                                               ------------
                     JAPAN: 10.6%
     57,000          Aeon Co. Ltd.                                1,921,116
    139,000    L     Bank of Yokohama Ltd.                          648,554
     19,000          Canon, Inc.                                    903,530
     17,700          Enplas Corp.                                   558,747
     11,700          Fanuc Ltd.                                     705,547
     89,000    @     Fujitsu Ltd.                                   527,292
      5,000          Hirose Electric Co. Ltd.                       575,421
     14,500          Honda Motor Co. Ltd.                           651,348
     11,900          Hoya Corp.                                   1,094,185
        180          Japan Telecom Holdings Co. Ltd.                487,221
     32,200          Kansai Electric Power Co., Inc.                564,259
     36,000          Konica Corp.                                   488,424
         81          Millea Holdings, Inc.                        1,074,822
     61,000          Mitsubishi Corp.                               650,248
     88,000          Mitsubishi Estate Co. Ltd.                     840,063
    308,000   @,L    Mitsubishi Motors Corp.                        632,600
    120,670          Mitsui Sumitomo Insurance Co. Ltd.             997,868
     19,000          Mori Seiki Co. Ltd.                            130,431
      8,700          Murata Manufacturing Co. Ltd.                  472,670
    265,000          Nec Corp.                                    1,966,199
        500          NEC Electronics Corp.                           36,577
      7,200          Nidec Corp.                                    689,516
     79,000          Nikko Cordial Corp.                            445,790
     34,000    @     Nikon Corp.                                    516,747
      8,600          Nintendo Co. Ltd.                              802,729
    176,000          Nissan Motor Co. Ltd.                        1,984,911
     44,500          Nissin Food Products Co. Ltd.                1,111,319
     15,600          Nitto Denko Corp.                              836,293
     41,000          Nomura Holdings, Inc.                          695,749
      2,100          Obic Co. Ltd.                                  423,799
     12,500          ORIX Corp.                                   1,036,734
     35,000          Ricoh Co. Ltd.                                 693,538
      4,900          Rohm Co. Ltd.                                  577,040

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
MANAGED GLOBAL
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     JAPAN (CONTINUED)
     30,100          Sankyo Co. Ltd.                           $    567,670
      8,800          Shimamura Co. Ltd.                             599,249
     12,300          Shin-Etsu Chemical Co. Ltd.                    504,974
     57,000          Shionogi & Co. Ltd.                          1,064,320
      5,000          SMC Corp.                                      622,924
     80,000          Sompo Japan Insurance, Inc.                    660,242
     12,100          Sony Corp.                                     419,346
    153,000          Sumitomo Chemical Co Ltd.                      631,259
     89,000          Suzuki Motor Corp.                           1,320,914
     37,000          Taiyo Yuden Co. Ltd.                           488,847
     21,400          Tokyo Electron Ltd.                          1,642,601
    237,000          Toray Industries, Inc.                         992,620
     31,100          Toyota Motor Corp.                           1,063,733
      8,000          Uni-Charm Corp.                                394,560
        152   @,L    Yahoo Japan Corp.                            2,051,724
                                                               ------------
                                                                 38,766,270
                                                               ------------
                     MEXICO: 0.5%
     44,800          America Movil SA de CV ADR                   1,224,832
     16,700    L     Telefonos de Mexico SA de CV ADR               551,601
                                                               ------------
                                                                  1,776,433
                                                               ------------
                     NETHERLANDS: 4.9%
     63,311          Abn Amro Holding NV                          1,487,390
     25,107          Aegon NV                                       374,222
    103,715    @     ASML Holding NV                              2,076,210
     70,520          Heineken NV                                  2,685,417
     10,000          Koninklijke Philips Electronics NV             292,549
      9,500          Koninklijke Philips Electronics NV - New
                      York Shares                                   276,355
     36,000    @     Numico NV                                      994,904
    114,000          Royal Dutch Petroleum Co.                    5,969,768
     34,700          Royal Dutch Petroleum Co. ADR                1,817,933
     73,000    @     Royal KPN NV                                   564,853
     15,900          Unilever NV ADR                              1,039,878
                                                               ------------
                                                                 17,579,479
                                                               ------------
                     NORWAY: 1.2%
     34,600          Norsk Hydro ASA                              2,136,151
     31,000          Norske Skogindustrier ASA                      591,781
    148,000          Statoil ASA                                  1,662,766
                                                               ------------
                                                                  4,390,698
                                                               ------------
                     SINGAPORE: 0.6%
  1,875,800          Singapore Telecommunications Ltd.            2,168,125
                                                               ------------
                                                                  2,168,125
                                                               ------------
                     SOUTH AFRICA: 0.4%
     96,700          Sasol Ltd.                                   1,379,370
                                                               ------------
                                                                  1,379,370
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     SOUTH KOREA: 0.2%
      3,680    L     Samsung Electronics Co. Ltd. GDR          $    694,857
                                                               ------------
                                                                    694,857
                                                               ------------
                     SPAIN: 1.2%
    115,100          Banco Bilbao Vizcaya Argentaria SA           1,589,739
     61,900          Inditex SA                                   1,257,051
     30,000          Repsol YPF SA                                  585,425
     68,918          Telefonica SA                                1,015,210
                                                               ------------
                                                                  4,447,425
                                                               ------------
                     SWEDEN: 0.6%
     37,900          Assa Abloy AB                                  451,424
     80,000          Foreningssparbanken AB                       1,574,740
                                                               ------------
                                                                  2,026,164
                                                               ------------
                     SWITZERLAND: 4.7%
     52,684          Compagnie Financiere Richemont AG            1,268,538
     43,330          Holcim Ltd.                                  2,018,038
      6,146          Nestle SA                                    1,534,838
      7,600          Nobel Biocare Holding AG                       771,126
     88,377          Novartis AG                                  4,045,125
     22,000    L     Stmicroelectronics NV                          597,402
      6,900          Swatch Group AG                                830,213
     32,507          Swiss Reinsurance                            2,201,894
      6,433          Swisscom AG                                  2,121,693
        800          Synthes-Stratec, Inc.                          791,753
     11,000          UBS AG                                         752,856
                                                               ------------
                                                                 16,933,476
                                                               ------------
                     TAIWAN: 0.3%
    119,306   @,L    Taiwan Semiconductor Manufacturing Co.
                      Ltd.                                        1,221,693
                                                               ------------
                                                                  1,221,693
                                                               ------------
                     UNITED KINGDOM: 10.6%
    140,600    L     AstraZeneca PLC                              6,867,583
    111,800    L     AstraZeneca PLC ADR                          5,408,884
    251,716          BAE Systems PLC                                761,446
    117,700          Barclays PLC                                 1,055,792
    317,400          BG Group PLC                                 1,629,882
    147,241          BHP Billiton PLC                             1,287,967
     45,200    @     British Sky Broadcasting PLC                   569,798
    971,833          Corus Group PLC                                521,920
     68,500          Diageo PLC                                     900,906
     57,800          HBOS PLC                                       751,155
    141,541          HSBC Holdings PLC                            2,228,824
     54,800          National Grid Transco PLC                      394,337
    107,000          Pearson PLC                                  1,191,571
     92,900          Reed Elsevier PLC                              776,574
     78,300          Royal Bank of Scotland Group PLC             2,311,791
    104,200          Smiths Group PLC                             1,235,365
     47,000          Standard Chartered PLC                         778,135
    125,100    @     Team Partners Group                          1,167,995
     70,700    @     Technest Holdings, Inc.                        967,684
  3,002,736          Vodafone Group PLC                           7,460,876
                                                               ------------
                                                                 38,268,485
                                                               ------------
                     UNITED STATES: 40.7%
     55,100   @,L    Advanced Micro Devices, Inc.                   820,990
     75,900    @     AES Corp.                                      716,496
     72,499    @     Agilent Technologies, Inc.                   2,119,870
     40,800    L     Allergan, Inc.                               3,133,848
     84,400    @     Altera Corp.                                 1,915,880
     33,300          Altria Group, Inc.                           1,812,186
     23,975          American Intl. Group                         1,589,063
     15,400    @     American Standard Cos., Inc.                 1,550,780
     15,500   @,L    Americredit Corp.                              246,915
     57,700    @     Amgen, Inc.                                  3,565,860
     29,300          Anheuser-Busch Cos., Inc.                    1,543,524
     51,800    L     Applera Corp. - Applied Biosystems Group     1,072,778
    213,400    @     Applied Materials, Inc.                      4,790,831
    104,300    @     Applied Micro Circuits Corp.                   623,714
     96,100          AT&T Corp.                                   1,950,830
     61,600          Automatic Data Processing                    2,439,976
     48,600          Baker Hughes, Inc.                           1,562,976
     31,600          Bank One Corp.                               1,440,644
         30    @     Berkshire Hathaway, Inc.                     2,527,500
      6,700          Boise Cascade Corp.                            220,162
    108,375   @,L    Cablevision Systems Corp.                    2,534,891
     37,900    L     Carnival Corp.                               1,505,767
     26,000   @,L    Checkfree Corp.                                718,900
     16,400          ChevronTexaco Corp.                          1,416,796
    191,500    @     Cisco Systems, Inc.                          4,651,535
     28,527          Citigroup, Inc.                              1,384,701
     15,700   @,L    Comcast Corp.                                  516,059
     16,700    @     Costco Wholesale Corp.                         620,906
     23,500   @,L    Cox Communications, Inc.                       809,575

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
MANAGED GLOBAL
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     UNITED STATES (CONTINUED)
     21,000   @,L    Credence Systems Corp.                    $    276,360
     70,800    @     Duke Energy Corp.                            1,447,859
     23,800   @,L    eBay, Inc.                                   1,537,242
     29,300          Eli Lilly & Co.                              2,060,669
      8,280          Emerson Electric Co.                           536,130
     20,100          Estee Lauder Cos., Inc.                        789,126
     70,700          Exxon Mobil Corp.                            2,898,700
     36,300          Fannie Mae                                   2,724,677
     53,700          FleetBoston Financial Corp.                  2,344,005
     38,600    L     Fluor Corp.                                  1,530,104
     85,900    @     Forest Laboratories, Inc.                    5,308,620
     25,400          Freddie Mac                                  1,481,328
     42,900          General Electric Co.                         1,329,042
     13,800    L     General Motors Corp.                           736,920
      3,500          Golden West Financial Corp.                    361,165
     24,700    L     Health Management Associates, Inc.             592,800
     17,300          HJ Heinz Co.                                   630,239
     66,680    @     Hughes Electronics Corp.                     1,103,554
      8,700          Illinois Tool Works, Inc.                      730,017
     25,500          Intel Corp.                                    821,100
     60,300   @,L    InterActiveCorp.                             2,045,979
      7,000          International Business Machines Corp.          648,760
     14,700    L     International Paper Co.                        633,717
     44,700   @,L    Interpublic Group of Cos., Inc.                697,320
    203,000   @,L    JDS Uniphase Corp.                             740,950
     39,000          JP Morgan Chase & Co.                        1,432,470
     71,300   @,L    Kla-Tencor Corp.                             4,183,171
     19,700          Kraft Foods, Inc.                              634,734
     30,900   @,L    Lincare Holdings, Inc.                         927,927
     18,400          Linear Technology Corp.                        774,088
     45,800          Lowe's Cos., Inc.                            2,536,862
     15,200          Medtronic, Inc.                                738,872
     81,600          Microsoft Corp.                              2,247,264
     42,200   @,L    Monster Worldwide, Inc.                        926,712
     17,700   @,L    Navistar International Corp.                   847,653
     12,600          Northrop Grumman Corp.                       1,204,560
     13,600    @     Novellus Systems, Inc.                         571,880
     88,300    @     Peoplesoft, Inc.                             2,013,240
     50,900          Pepsi Bottling Group, Inc.                   1,230,762
     20,500          PepsiCo, Inc.                                  955,710
    127,975          Pfizer, Inc.                                 4,521,357
     61,100   @,L    PMC - Sierra, Inc.                           1,231,165
     16,700          PMI Group, Inc.                                621,741
     32,600    @     Polycom, Inc.                                  636,352
     99,000    L     Qualcomm, Inc.                               5,339,070
     15,300          Raytheon Co.                                   459,612
     40,900    L     Schlumberger Ltd.                            2,238,048
     62,700          SLM Corp.                                    2,362,536
    136,300          Sprint Corp.-FON Group                       2,238,046
    444,600   @,L    Sprint Corp.-PCS Group                       2,498,652
     27,100          State Street Corp.                           1,411,368
     66,100   @,L    Teradyne, Inc.                               1,682,245
    231,900   @,L    Time Warner, Inc.                            4,171,881
     18,500          United Technologies Corp.                    1,753,245
     56,000          Unocal Corp.                                 2,062,480
     43,400          Walt Disney Co.                              1,012,522
    118,150    L     Washington Mutual, Inc.                      4,740,178
     11,200    @     Weatherford Intl. Ltd.                         403,200
     31,500          Wells Fargo & Co.                            1,855,035
     25,800    @     Xilinx, Inc.                                   999,492
                                                               ------------
                                                                147,274,466
                                                               ------------
                     Total Common Stock
                      (Cost $291,568,186)                       342,135,222
                                                               ------------
PREFERRED STOCK: 0.7%
                     AUSTRALIA: 0.1%
      7,458          News Corp. Ltd.                                225,605
                                                               ------------
                                                                    225,605
                                                               ------------
                     CAYMAN ISLANDS: 0.4%
 78,000,000   #,I    SMFG Finance Ltd.                            1,365,564
                                                               ------------
                                                                  1,365,564
                                                               ------------
                     UNITED STATES: 0.2%
     26,900          Chubb Corp.                                    775,258
      1,000          Ford Motor Co. Capital Trust II                 55,850
                                                               ------------
                                                                    831,108
                                                               ------------
                     Total Preferred Stock
                      (Cost $1,603,218)                           2,422,277
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
CORPORATE BONDS: 0.5%
                     UNITED STATES: 0.5%
$ 1,724,000          Amazon.Com, Inc., 4.750%, due 02/01/09       1,752,015
                                                               ------------
                                                                  1,752,015
                                                               ------------
                     Total Corporate Bonds
                      (Cost $1,140,901)                           1,752,015
                                                               ------------
                     Total Long-Term Investments
                      (Cost $294,312,305)                       346,309,514
                                                               ------------
SHORT-TERM INVESTMENTS: 3.5%
                     UNITED STATES: 3.5%
    981,000          Federal Home Loan Bank, 0.600%, due
                      01/02/04                                      980,967
 11,774,000          Federal Home Loan Mortgage Corporation,
                      0.800%, due 01/02/04                       11,773,477
                                                               ------------
                                                                 12,754,444
                                                               ------------
                     Total Short-term Investments
                      (Cost $12,754,722)                         12,754,444
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $307,067,027)*                      99.5% $359,063,958
              OTHER ASSETS AND LIABILITIES-NET            0.5     1,813,119
                                                       ------  ------------
              NET ASSETS                                100.0% $360,877,077
                                                       ======  ============

 @     Non-income producing security
 ADR   American Depositary Receipt
 GDR   Global Depositary Receipt
 I     Illiquid Security
 L     Loaned security, a portion or all of the security is on loan at December 31, 2003.
 #     Securities with purchases pursuant to Rule 144A, under the
       Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These
       securities have been determined to be liquid under the
       guidelines established by the Portfolio's Board of Trustees.
 *     Cost for federal income tax purposes is $308,464,586. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                             $ 66,861,789
      Gross Unrealized Depreciation                              (16,262,417)
                                                                ------------
      Net Unrealized Appreciation                               $ 50,599,372
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
MANAGED GLOBAL
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

                                                             Percentage of
Industry                                                      Net Assets
--------------------------------------------------------------------------
Advertising                                                       0.2%
Aerospace/Defense                                                 1.2%
Agriculture                                                       0.5%
Airlines                                                          0.4%
Auto Manufacturers                                                2.8%
Banks                                                             7.2%
Beverages                                                         2.2%
Biotechnology                                                     1.0%
Building Materials                                                1.2%
Chemicals                                                         0.9%
Computers                                                         0.8%
Cosmetics/Personal Care                                           0.5%
Distribution/Wholesale                                            0.4%
Diversified Financial Services                                    4.1%
Electric                                                          0.9%
Electrical Components and Equipment                               0.5%
Electronics                                                       2.4%
Engineering and Construction                                      0.9%
Food                                                              2.3%
Forest Products and Paper                                         0.8%
Hand/Machine Tools                                                0.6%
Healthcare-Products                                               1.4%
Healthcare-Services                                               0.4%
Holding Companies-Diversified                                     0.6%
Home Furnishings                                                  0.1%
Insurance                                                         4.3%
Internet                                                          2.5%
Iron/Steel                                                        0.1%
Leisure Time                                                      0.4%
Lodging                                                           0.1%
Media                                                             5.1%
Metal Fabricate/Hardware                                          0.1%
Mining                                                            1.6%
Miscellaneous Manufacturing                                       2.6%
Office/Business Equipment                                         0.5%
Oil and Gas                                                       6.2%
Oil and Gas Services                                              1.2%
Packaging and Containers                                          0.1%
Pharmaceuticals                                                  11.6%
Real Estate                                                       0.9%
Retail                                                            2.5%
Savings and Loans                                                 1.4%
Semiconductors                                                    7.0%
Software                                                          2.3%
Sovereign Agency                                                  3.5%
Telecommunications                                               10.7%
Textiles                                                          0.3%
Toys/Games/Hobbies                                                0.2%
Other Asset and Liabilities, Net                                  0.5%
                                                                ------
NET ASSETS                                                      100.0%
                                                                ======

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
MANAGED GLOBAL
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

At December 31, 2003, the following forward currency exchange contracts were outstanding for the ING Capital Guardian Managed Global Portfolio:

                                                                                UNREALIZED
                                                                               APPRECIATION
                   BUY/SELL  SETTLEMENT DATE   IN EXCHANGE FOR     VALUE      (DEPRECIATION)
                   --------  ---------------   ---------------     -----      --------------
CURRENCY
--------------
Australian Dollar                                  USD
AUD 33,318           Buy        01/02/04          24,744         $   25,103     $      359
Australian Dollar
AUD 44,166           Buy        01/05/04          33,034             33,256            222
Australian Dollar
AUD 28,173           Buy        01/06/04          21,215             21,211             (4)
Canadian Dollar
CAD 225,418          Buy        01/05/04         174,582            174,397           (185)
Swiss Franc
CHF 155,811          Buy        01/05/04         124,734            125,999          1,265
Swiss Franc
CHF 7,395            Buy        01/06/04          5,922               5,980             58
Euro
EUR 355,382          Buy        01/02/04         443,886            448,261          4,375
Euro
EUR 307,974          Buy        01/05/04         386,572            388,409          1,837
Japanese Yen
JPY 1,593,650        Buy        01/05/04          14,888             14,873            (15)
Japanese Yen
JPY 1,074,967        Buy        01/06/04          10,053             10,032            (21)
Swedish Krona
SEK 528,538          Buy        01/07/04          72,920             73,429            509
Swiss Franc
CHF 3,707,005        Sell       05/12/04        2,731,000         3,007,053       (276,053)
Japanese Yen
JPY 88,065,984       Sell       03/04/04         816,000            823,419         (7,419)
Euro
EUR 5,412            Sell       01/02/04          6,763               6,826            (63)
Euro
EUR 5,409            Sell       01/05/04          6,760               6,822            (62)
                                                                                ----------
                                                                                $ (275,197)
                                                                                ==========

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
SMALL CAP
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 93.9%
                     ADVERTISING: 0.7%
    124,250          Advo, Inc.                                $  3,946,180
                                                               ------------
                                                                  3,946,180
                                                               ------------
                     AEROSPACE/DEFENSE: 1.1%
     37,500    @     Moog, Inc.                                   1,852,500
    351,100   @,L    Orbital Sciences Corp.                       4,220,222
                                                               ------------
                                                                  6,072,722
                                                               ------------
                     AIRLINES: 1.4%
    150,700   @,L    Alaska Air Group, Inc.                       4,112,603
    152,000    L     Delta Air Lines, Inc.                        1,795,120
    172,000    @     Pinnacle Airlines Corp.                      2,389,080
                                                               ------------
                                                                  8,296,803
                                                               ------------
                     APPAREL: 0.6%
    214,100    @     Warnaco Group, Inc.                          3,414,895
                                                               ------------
                                                                  3,414,895
                                                               ------------
                     AUTO PARTS AND EQUIPMENT: 0.2%
     12,500          Borgwarner, Inc.                             1,063,375
                                                               ------------
                                                                  1,063,375
                                                               ------------
                     BANKS: 5.2%
    105,105    @     BOK Financial Corp.                          4,069,665
    172,300          Citizens Banking Corp.                       5,637,655
     57,500          Cullen/Frost Bankers, Inc.                   2,332,775
      9,000          First Community Bancorp                        325,260
    124,250          First Midwest Bancorp, Inc.                  4,026,943
    144,702          Fulton Financial Corp.                       3,170,421
     34,000          Greater Bay BanCorp                            968,320
     82,665    L     Provident Bankshares Corp.                   2,433,658
     33,600          South Financial Group, Inc.                    936,096
     52,877          Southern Financial Bancorp, Inc.             2,277,413
    120,600          Sterling Bancshares, Inc.                    1,607,598
    110,700          Umpqua Holdings Corp.                        2,301,453
                                                               ------------
                                                                 30,087,257
                                                               ------------
                     BEVERAGES: 0.4%
     29,200          Coors (Adolph)                               1,638,120
     15,200    @     Robert Mondavi                                 590,368
                                                               ------------
                                                                  2,228,488
                                                               ------------
                     BIOTECHNOLOGY: 2.0%
    267,700    @     Aclara Biosciences, Inc.                       977,105
     83,000    @     Diversa Corp.                                  767,750
    267,000          Illumina, Inc.                               1,882,350
    148,000   @,L    Lexicon Genetics, Inc.                         871,720
    259,600   @,L    Protein Design Labs, Inc.                    4,646,840
    223,000  @,@@,L  Qiagen NV                                    2,667,080
                                                               ------------
                                                                 11,812,845
                                                               ------------
                     BUILDING MATERIALS: 0.2%
     28,500          York Intl. Corp.                             1,048,800
                                                               ------------
                                                                  1,048,800
                                                               ------------
                     CHEMICALS: 3.5%
    262,800          Ferro Corp.                                  7,150,788
     64,100          Lubrizol Corp.                               2,084,532
    982,100    @@    Methanex Corp.                              11,028,983
                                                               ------------
                                                                 20,264,303
                                                               ------------
                     COMMERCIAL SERVICES: 3.0%
     36,000    @     Advisory Board Co.                           1,256,760
    128,600   @,L    AMN Healthcare Services, Inc.                2,206,776
    120,600    @     Arbitron, Inc.                               5,031,432
     94,700    @     Costar Group, Inc.                           3,947,096
     96,000    @     Gaiam, Inc.                                    571,200
    117,500    @     Kendle Intl., Inc.                             744,950

  Shares                                                          Value
---------------------------------------------------------------------------
     51,600    @     Resources Connection, Inc.                $  1,409,196
    170,000   @,@@   Steiner Leisure Ltd.                         2,431,000
                                                               ------------
                                                                 17,598,410
                                                               ------------
                     COMPUTERS: 2.1%
     20,600   @,L    BISYS Group, Inc.                              306,528
    933,600    @     Gateway, Inc.                                4,294,560
     30,900   @,L    Intergraph Corp.                               739,128
    179,000   @,L    Netscreen Technologies, Inc.                 4,430,250
    130,256    @     Overland Storage, Inc.                       2,448,813
                                                               ------------
                                                                 12,219,279
                                                               ------------
                     DISTRIBUTION/WHOLESALE: 0.2%
      5,400    @     Aviall, Inc.                                    83,754
    150,000    @     Wesco Intl., Inc.                            1,327,500
                                                               ------------
                                                                  1,411,254
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 1.7%
    558,400   @,L    Americredit Corp.                            8,895,312
     40,000          National Financial Partners Corp.            1,102,000
                                                               ------------
                                                                  9,997,312
                                                               ------------
                     ELECTRIC: 1.4%
    314,800    L     Allegheny Energy, Inc.                       4,016,848
    482,500   @,L    CMS Energy Corp.                             4,110,900
                                                               ------------
                                                                  8,127,748
                                                               ------------
                     ELECTRICAL COMPONENTS AND EQUIPMENT: 3.0%
    208,200   @,L    Advanced Energy Industries, Inc.             5,423,610
    450,000    @     Power-One, Inc.                              4,873,500
    168,700   @,L    Wilson Greatbatch Technologies, Inc.         7,130,949
                                                               ------------
                                                                 17,428,059
                                                               ------------
                     ELECTRONICS: 3.3%
    202,700   @,L    Cymer, Inc.                                  9,362,713
    203,700    @     Electro Scientific Industries, Inc.          4,848,060
    200,600   @,L    FEI Co.                                      4,513,500
      6,600    @     Zygo Corp.                                     108,834
                                                               ------------
                                                                 18,833,107
                                                               ------------
                     ENTERTAINMENT: 1.0%
     36,900          International Speedway Corp.                 1,647,954
    112,800    @     Six Flags, Inc.                                848,256
    106,200          Speedway Motorsports, Inc.                   3,071,304
                                                               ------------
                                                                  5,567,514
                                                               ------------
                     FOOD: 3.1%
    118,000          Corn Products Intl., Inc.                    4,065,100
    581,500    @     Del Monte Foods Co.                          6,047,600
    156,200    @     International Multifoods Corp.               2,811,600
     48,400   @,L    Performance Food Group Co.                   1,750,628
     83,328          Tootsie Roll Industries, Inc.                2,999,808
                                                               ------------
                                                                 17,674,736
                                                               ------------
                     FOREST PRODUCTS AND PAPER: 1.2%
    107,375          Boise Cascade Corp.                          3,528,343
    260,200          Glatfelter                                   3,239,490
                                                               ------------
                                                                  6,767,833
                                                               ------------
                     GAS: 1.6%
     59,600          Energen Corp.                                2,445,388
     32,000          New Jersey Resources Corp.                   1,232,320
     67,000          South Jersey Industries, Inc.                2,713,500
    114,700          Southwest Gas Corp.                          2,575,015
                                                               ------------
                                                                  8,966,223
                                                               ------------
                     HEALTHCARE-PRODUCTS: 2.4%
    286,700   @,L    Chromavision Medical Systems, Inc.             914,573
    115,300   @,L    Conceptus, Inc.                              1,224,486

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
SMALL CAP
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HEALTHCARE-PRODUCTS (CONTINUED)
    438,800   @,L    CTI Molecular Imaging, Inc.               $  7,420,108
    137,600    @     Wright Medical Group, Inc.                   4,188,544
                                                               ------------
                                                                 13,747,711
                                                               ------------
                     HEALTHCARE-SERVICES: 0.6%
    122,900   @,L    LifePoint Hospitals, Inc.                    3,619,405
                                                               ------------
                                                                  3,619,405
                                                               ------------
                     HOME BUILDERS: 0.7%
     40,000          Beazer Homes USA, Inc.                       3,906,400
                                                               ------------
                                                                  3,906,400
                                                               ------------
                     HOME FURNISHINGS: 1.1%
    216,200          Furniture Brands Intl., Inc.                 6,341,146
                                                               ------------
                                                                  6,341,146
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 1.6%
     49,700   @,L    American Greetings                           1,086,939
    137,300    @     Scotts Co.                                   8,122,668
                                                               ------------
                                                                  9,209,607
                                                               ------------
                     HOUSEWARES: 0.5%
    106,600          Libbey, Inc.                                 3,035,968
                                                               ------------
                                                                  3,035,968
                                                               ------------
                     INSURANCE: 2.7%
     41,100    @@    Endurance Specialty Holdings Ltd.            1,378,906
    157,100          First American Corp.                         4,676,867
     90,000    @@    Max Re Capital Ltd.                          2,019,600
     27,700    @     Philadelphia Consolidated Holding Co.        1,352,591
    184,575          WR Berkley Corp.                             6,450,896
                                                               ------------
                                                                 15,878,860
                                                               ------------
                     INTERNET: 2.9%
    201,800   @,L    Alloy, Inc.                                  1,051,378
    290,200    @     Ariba, Inc.                                    870,600
     81,600   @,L    CNET Networks, Inc.                            556,512
    100,600   @,L    Digital Insight Corp.                        2,504,940
    104,700   @,L    Earthlink, Inc.                              1,047,000
     37,500    @     Infospace, Inc.                                864,375
     87,600    @     Ipass, Inc.                                  1,404,228
    591,900    @     Matrixone, Inc.                              3,646,104
    154,000          Netbank, Inc.                                2,055,900
     68,100   @,L    Proquest Co.                                 2,005,545
     37,500    @     United Online, Inc.                            629,625
                                                               ------------
                                                                 16,636,207
                                                               ------------
                     INVESTMENT COMPANIES: 1.0%
    149,300          American Capital Strategies Ltd.             4,438,689
    150,000          Medallion Financial Corp.                    1,423,500
                                                               ------------
                                                                  5,862,189
                                                               ------------
                     LEISURE TIME: 0.7%
     18,200    L     Orbitz, Inc.                                   422,240
     39,600    L     Polaris Industries, Inc.                     3,507,768
                                                               ------------
                                                                  3,930,008
                                                               ------------
                     LODGING: 1.2%
     91,500   @@,L   Fairmont Hotels & Resorts, Inc.              2,483,310
     43,600          Four Seasons Hotels, Inc.                    2,230,140
    118,500    @@    Orient-Express Hotels Ltd.                   1,946,955
                                                               ------------
                                                                  6,660,405
                                                               ------------
                     MACHINERY-DIVERSIFIED: 0.7%
    125,300    @     Columbus Mckinnon Corp.                      1,083,845
     62,200    L     Cummins, Inc.                                3,044,068
                                                               ------------
                                                                  4,127,913
                                                               ------------
                     MEDIA: 5.2%
     42,100   @,L    Citadel Broadcasting Corp.                     941,777
     45,700    @     Cox Radio, Inc.                              1,153,011

  Shares                                                          Value
---------------------------------------------------------------------------
    111,300   @,L    Emmis Communications Corp.                $  3,010,665
     46,100   @,L    Entercom Communications Corp.                2,441,456
    117,400    @     Entravision Communications Corp.             1,303,140
    402,000   @,L    Insight Communications                       4,144,620
    482,800   @,L    Mediacom Communications Corp.                4,185,876
    295,700   @,L    Radio One, Inc.                              5,707,010
     47,300    @     Radio One, Inc.                                924,715
    285,200          Reader's Digest Association, Inc.            4,181,032
     77,000          World Wrestling Entertainment, Inc.          1,008,700
     52,000    @     Young Broadcasting, Inc.                     1,042,080
                                                               ------------
                                                                 30,044,082
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 2.4%
    103,200   @,L    Actuant Corp.                                3,735,840
    177,900          Aptargroup, Inc.                             6,938,100
     33,900          Donaldson Co., Inc.                          2,005,524
     23,300          Pentair, Inc.                                1,064,810
                                                               ------------
                                                                 13,744,274
                                                               ------------
                     OFFICE PROPERTY: 1.1%
     24,000          Reckson Associates Realty Corp.                583,200
    143,600          SL Green Realty Corp.                        5,894,780
                                                               ------------
                                                                  6,477,980
                                                               ------------
                     OIL AND GAS: 2.4%
     42,400          Cabot Oil & Gas Corp.                        1,244,440
    113,800          Helmerich & Payne, Inc.                      3,178,434
     24,600          Noble Energy, Inc.                           1,092,978
     20,200    @     Patterson-UTI Energy, Inc.                     664,984
    220,500          San Juan Basin Royalty TR                    4,782,645
     85,500    @     Spinnaker Exploration Co.                    2,759,085
                                                               ------------
                                                                 13,722,566
                                                               ------------
                     OIL AND GAS SERVICES: 1.2%
    169,200    @     Hydril Co.                                   4,048,956
     84,300   @,L    Key Energy Services, Inc.                      869,133
    215,500    @     Newpark Resources                            1,032,245
     16,600    @     Seacor Smit, Inc.                              697,698
                                                               ------------
                                                                  6,648,032
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.6%
    148,100          Packaging Corp. of America                   3,237,466
                                                               ------------
                                                                  3,237,466
                                                               ------------
                     PHARMACEUTICALS: 3.8%
     57,200   @,L    American Pharmaceutical Partners, Inc.       1,921,920
    234,500   @,L    Amylin Pharmaceuticals, Inc.                 5,210,590
      5,800   @,L    Antigenics, Inc.                                65,656
    269,900    @     Atherogenics, Inc.                           4,035,005
    375,000    @     Heska Corp.                                    862,125
     95,600    @     Ilex Oncology, Inc.                          2,031,500
     34,400   @,L    NPS Pharmaceuticals, Inc.                    1,057,456
     86,600   @,L    Tanox, Inc.                                  1,286,010
    105,100   @,L    Trimeris, Inc.                               2,204,998
    182,900    @     Vicuron Pharmaceuticals Inc.                 3,411,085
                                                               ------------
                                                                 22,086,345
                                                               ------------
                     REAL ESTATE: 0.4%
    184,900    @     Trammell Crow Co.                            2,449,925
                                                               ------------
                                                                  2,449,925
                                                               ------------
                     REITS: 2.8%
     63,400          American Financial Realty Trust              1,080,970
    337,600    L     Annaly Mortgage Management, Inc.             6,211,840
    355,900          Anthracite Capital, Inc.                     3,939,813
     41,500    L     Luminent Mortgage Capital Inc.                 585,150
    315,900    @     Meristar Hospitality Corp.                   2,056,509
    232,000    L     MFA Mortgage Investments, Inc.               2,262,000
                                                               ------------
                                                                 16,136,282
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
CAPITAL
GUARDIAN
SMALL CAP
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     RETAIL: 5.8%
     46,700    @     American Eagle Outfitters                 $    765,880
     76,900          Borders Group, Inc.                          1,685,648
    228,200    @     California Pizza Kitchen, Inc.               4,593,666
     54,100   @,L    CEC Entertainment, Inc.                      2,563,799
     75,000          Christopher & Banks Corp.                    1,464,750
     21,200   @,L    Galyans Trading Co., Inc.                      255,248
     37,400    @     Genesco, Inc.                                  565,862
     92,600   @,L    J Jill Group, Inc.                           1,176,946
     82,300          Landry's Restaurants, Inc.                   2,116,756
     94,600          Lithia Motors, Inc.                          2,384,866
    158,900    @     Petco Animal Supplies, Inc.                  4,838,505
     64,000   @,L    PF Chang's China Bistro, Inc.                3,256,320
    178,600          Ruby Tuesday, Inc.                           5,088,314
     66,000   @,L    School Specialty, Inc.                       2,244,660
     86,000    @     Ultimate Electronics, Inc.                     656,180
                                                               ------------
                                                                 33,657,400
                                                               ------------
                     SAVINGS AND LOANS: 0.3%
     19,100   @,L    Franklin Bank Corp.                            362,900
     59,115    L     Waypoint Financial Corp.                     1,282,204
                                                               ------------
                                                                  1,645,104
                                                               ------------
                     SEMICONDUCTORS: 8.5%
     43,200    @     AMIS Holdings, Inc.                            789,696
    168,700  @,@@,L  ASM Intl. NV                                 3,414,488
    460,400   @,L    Credence Systems Corp.                       6,058,864
    526,700    @     Emcore Corp.                                 2,480,757
     95,100    @     Exar Corp.                                   1,624,308
     52,700    @     Formfactor, Inc.                             1,043,460
    107,300          Helix Technology Corp.                       2,208,234
    387,300   @,L    Kulicke & Soffa Industries, Inc.             5,569,374
    528,900   @,L    LTX Corp.                                    7,949,367
     73,200    @     MKS Instruments, Inc.                        2,122,800
    186,200    @     Nanometrics, Inc.                            2,739,002
    109,800   @,L    Power Integrations, Inc.                     3,673,908
     56,200   @,L    Rudolph Technologies, Inc.                   1,379,148
     17,200    @     Sigmatel, Inc.                                 424,496
    952,300   @,L    Transwitch Corp.                             2,190,290
    210,100   @,L    Veeco Instruments, Inc.                      5,924,820
                                                               ------------
                                                                 49,593,012
                                                               ------------
                     SHOPPING CENTERS: 0.4%
     42,700          Pan Pacific Retail Properties, Inc.          2,034,655
                                                               ------------
                                                                  2,034,655
                                                               ------------
                     SOFTWARE: 2.1%
     11,500    @     Callidus Software, Inc.                        203,435
     23,200          National Instruments Corp.                   1,054,904
    127,000    @     Netiq Corp.                                  1,682,750
    150,000    @     Novell, Inc.                                 1,578,000
    181,600    @     Pinnacle Systems, Inc.                       1,549,048
     20,200   @,L    Pixar, Inc.                                  1,399,658
     82,600    @     Quest Software, Inc.                         1,172,920
    143,100   @,L    SCO Group Inc/The                            2,432,700
     74,100   @,L    SYNNEX Corp.                                 1,019,616
                                                               ------------
                                                                 12,093,031
                                                               ------------
                     TELECOMMUNICATIONS: 2.8%
     59,000    @     Aspect Communications Corp.                    929,840
    181,000   @,L    Cable Design Technologies Corp.              1,627,190

  Shares                                                          Value
---------------------------------------------------------------------------
    194,300    @     Cincinnati Bell, Inc.                     $    981,215
     23,500   @,L    Commonwealth Telephone Enterprises, Inc.       887,125
    247,800    @     Ixia                                         2,899,260
    110,600   @,L    Netgear Inc.                                 1,768,494
     90,000    @     Newport Corp.                                1,487,700
    104,000    @     Polycom, Inc.                                2,030,080
    165,000   @,L    West Corp.                                   3,832,950
                                                               ------------
                                                                 16,443,854
                                                               ------------
                     TRANSPORTATION: 1.1%
     27,100   @,L    Central Freight Lines, Inc.                    481,025
    280,200   @,L    Kansas City Southern                         4,012,464
     23,500    @     Kirby Corp.                                    819,680
     25,600   @,L    Overnite Corp.                                 582,400
     24,300    @     SCS Transportation, Inc.                       427,194
                                                               ------------
                                                                  6,322,763
                                                               ------------
                     Total Common Stock
                      (Cost $500,003,143)                       542,119,733
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
CORPORATE BONDS: 0.4%
                     TELECOMMUNICATIONS: 0.4%
$ 2,304,000    L     American Tower Corp., 6.250%, due
                      10/15/09                                    2,327,039
                                                               ------------
                     Total Corporate Bonds
                      (Cost $1,753,089)                           2,327,039
                                                               ------------
                     Total Long-Term Investments
                      (Cost $501,756,231)                       544,446,772
                                                               ------------
SHORT-TERM INVESTMENTS: 4.6%
  1,002,000          Federal Home Loan Bank, 0.600%, due
                      01/02/04                                    1,001,968
 25,753,000          Federal Home Loan Mortgage Corporation,
                      0.800%, due 01/02/04                       25,751,855
                                                               ------------
                     Total Short-term Investments
                      (Cost $26,754,412)                         26,753,823
                                                               ------------

             TOTAL INVESTMENTS IN SECURITIES
              (COST $528,510,643)*                      98.9%  $571,200,595
             OTHER ASSETS AND LIABILITIES-NET            1.1      6,372,564
                                                      -------  ------------
             NET ASSETS                                100.0%  $577,573,159
                                                      =======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 L     Loaned security, a portion or all of the security is on loan at December 31, 2003.
 *     Cost for federal income tax purposes is $528,786,244. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                             $ 98,939,964
      Gross Unrealized Depreciation                              (56,525,613)
                                                                ------------
      Net Unrealized Appreciation                               $ 42,414,351
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
DEVELOPING
WORLD
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 92.4%
                      BRAZIL: 8.8%
      28,468          Cia Brasileira de Distribuicao Grupo
                       Pao de Acucar ADR                       $    715,970
      53,353          Cia de Bebidas Das Americas ADR             1,361,035
      38,370          Cia Vale do Rio Doce ADR                    2,244,645
      29,400          Gerdau SA                                     621,629
      46,800          Petroleo Brasileiro SA -- Petrobras         1,368,432
      59,301          Petroleo Brasileiro SA -- Petrobras ADR     1,580,965
     108,541          Tele Norte Leste Participacoes SA ADR       1,674,788
      24,710          Uniao de Bancos Brasileiros SA ADR            616,515
                                                               ------------
                                                                 10,183,979
                                                               ------------
                      CHILE: 1.6%
      14,515          Banco Santander Chile SA ADR                  345,167
      25,057          Cia de Telecomunicaciones de Chile SA
                       ADR                                          374,602
      19,098          Distribucion y Servicio D&S SA ADR            394,565
      52,089          Enersis SA ADR                                383,375
     213,840          SACI Falabella                                378,564
                                                               ------------
                                                                  1,876,273
                                                               ------------
                      CHINA: 4.5%
     305,000    @     China Life Insurance Co. Ltd.                 249,465
   2,068,000          China Petroleum & Chemical Corp.              918,190
   1,402,000          China Telecom Corp. Ltd.                      578,731
     382,000    @     Fujian Zijin Mining Industry Co Ltd.          302,604
   2,678,000          Petrochina Co. Ltd.                         1,522,284
   1,484,000          Shandong Intl. Power Development Co.
                       Ltd.                                         621,232
     972,000          Yanzhou Coal Mining Co. Ltd.                  981,690
                                                               ------------
                                                                  5,174,196
                                                               ------------
                      CZECH -- REGION NOT ON FILE: 0.5%
      51,200          Cesky Telecom AS                              580,856
                                                               ------------
                                                                    580,856
                                                               ------------
                      HONG KONG: 2.9%
   2,966,000          Asia Aluminum Holdings Ltd.                   589,122
     391,500          China Mobile Ltd.                           1,204,853
     368,000          China Unicom Ltd.                             342,359
      93,000          Cnooc Ltd.                                    183,496
     536,000          Fountain SET Hldgs                            365,913
     272,000          Kingboard Chemicals Holdings                  417,915
   1,798,000          Shougang Concord Century                      264,017
                                                               ------------
                                                                  3,367,675
                                                               ------------
                      HUNGARY: 0.9%
       4,750    #     Gedeon Richter Rt. ADR                        562,328
      28,000          Matav Rt ADR                                  523,880
                                                               ------------
                                                                  1,086,208
                                                               ------------
                      INDIA: 4.7%
      36,450   #,@    Bajaj Auto Ltd. GDR                           908,633
      68,700          Gujarat Ambuja Cements Ltd. GDR               457,521
      14,200          ICICI Bank Ltd. ADR                           243,956
       3,300          Infosys Technologies Ltd. ADR                 315,810
      14,200    #     ITC Ltd. GDR                                  306,425
      16,250    #     Ranbaxy Laboratories Ltd. GDR                 391,139
      61,420    #     Reliance Industries Ltd. GDR                1,888,665
      55,520    #     Tata Engineering & Locomotive GDR             546,872
       8,700          Wipro Ltd. ADR                                419,340
                                                               ------------
                                                                  5,478,361
                                                               ------------
                      INDONESIA: 2.1%
   5,956,500    @     Bank Mandiri Persero PT                       707,213
     292,000          Gudang Garam Tbk PT                           471,499
   1,263,500          HM Sampoerna Tbk PT                           670,040
     302,500          Indonesian Satellite Corp Tbk PT              538,243
                                                               ------------
                                                                  2,386,995
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      ISRAEL: 2.1%
     128,284          Bank Hapoalim Ltd.                       $    315,237
      21,260    @     Check Point Software Technologies             357,593
       8,200    @     Koor Industries Ltd.                          319,044
      25,841          Teva Pharmaceutical Industries ADR          1,465,444
                                                               ------------
                                                                  2,457,318
                                                               ------------
                      MALAYSIA: 3.9%
     965,960          AMMB Holdings Bhd                             787,859
     521,800          Commerce Asset Holdings BHD                   562,834
   1,330,700          Magnum Corp. BHD                              971,324
     346,300          Malayan Banking BHD                           879,483
     480,700          Public Bank BHD                               391,462
     316,800          Tanjong Plc                                   900,379
                                                               ------------
                                                                  4,493,341
                                                               ------------
                      MEXICO: 6.3%
     167,500          Alfa SA de CV                                 502,325
      66,501          America Movil SA de CV ADR                  1,818,136
      32,749          Cemex SA de CV ADR                            858,025
     280,400          Controladora Comercial Mexicana SA de
                       CV                                           281,966
      20,120          Grupo Aeroportuario Del Sureste SA de
                       CV                                           354,112
     110,010          Grupo Financiero Banorte SA de CV             381,801
     457,100    @     Grupo Financiero BBVA Bancomer                390,501
      20,320          Grupo Televisa SA ADR                         809,955
      26,029          Telefonos de Mexico SA de CV ADR              859,738
      24,100          TV Azteca SA de CV ADR                        219,310
     263,900          Wal-Mart de Mexico SA de CV                   752,205
                                                               ------------
                                                                  7,228,074
                                                               ------------
                      PERU: 0.6%
      23,500          Cia de Minas Buenaventura SA ADR              664,580
                                                               ------------
                                                                    664,580
                                                               ------------
                      POLAND: 1.3%
      16,500    @     Bank Pekao SA GDR                             483,450
      35,600          Polski Koncern Naftowy Orlen GDR              475,566
      87,300          Telekomunikacja Polska SA                     349,200
      40,000          Telekomunikacja Polska SA GDR                 161,908
                                                               ------------
                                                                  1,470,124
                                                               ------------
                      RUSSIA: 5.1%
      17,150          LUKOIL ADR                                  1,596,665
      14,750          MMC Norilsk Nickel ADR                        980,875
       4,050          Mobile Telesystems ADR                        335,340
      11,650          OAO Gazprom ADR                               299,405
      38,970          Surgutneftegaz ADR                          1,145,718
      23,420          Unified Energy System ADR                     653,418
      20,466          YUKOS ADR                                     841,153
                                                               ------------
                                                                  5,852,574
                                                               ------------
                      SOUTH AFRICA: 6.9%
      15,400          Anglogold Ltd.                                719,025
      80,150          Barloworld Ltd.                               842,325
      23,000          Edgars Consolidated Stores Ltd.               439,326
     489,400          Firstrand Ltd.                                654,000
      49,480          Gold Fields Ltd.                              693,274
      12,100          Impala Platinum Holdings Ltd.               1,049,880
      58,340          Liberty Group Ltd.                            472,905
     255,300    @     MTN Group Ltd.                              1,088,133
      18,263          Sappi Ltd.                                    249,202
      57,502          Sasol Ltd.                                    820,233
     160,300          Standard Bank Group Ltd.                      940,907
                                                               ------------
                                                                  7,969,210
                                                               ------------
                      SOUTH KOREA: 18.0%
       8,400          Amorepacific Corp.                          1,321,863
      33,830          Daelim Industrial Co.                       1,188,545
      87,460          Kia Motors Corp.                              798,806

                 See Accompanying Notes to Financial Statements

ING
DEVELOPING
WORLD
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      SOUTH KOREA (CONTINUED)
      63,206          Kookmin Bank                             $  2,393,569
      48,038          KT Corp. ADR                                  916,085
      50,240          KT&G Corp.                                    873,829
      48,570          Poongsan Corp.                                512,414
      11,480          POSCO                                       1,562,263
      20,510          POSCO ADR                                     696,725
      15,430          Samsung Electro-Mechanics Co. Ltd.            509,911
      20,612          Samsung Electronics Co. Ltd.                7,801,394
      18,050          Samsung Fire & Marine Insurance Co.
                       Ltd.                                       1,040,576
       7,120          SK Telecom Co. Ltd.                         1,194,044
                                                               ------------
                                                                 20,810,024
                                                               ------------
                      TAIWAN: 13.7%
     256,500          Asustek Computer, Inc.                        568,659
     955,057          Cathay Financial Holding Co. Ltd.           1,435,620
   1,154,957          Chinatrust Financial Holding Co.            1,161,126
     317,000          Chunghwa Telecom Co Ltd.                      460,327
   1,201,296          Formosa Chemicals & Fibre Co.               2,016,903
   1,283,000          Fubon Financial Holding Co. Ltd.            1,230,070
     548,940          Hon Hai Precision Industry                  2,156,556
   1,094,270          Phoenixtec Power Co. Ltd.                   1,286,850
   1,816,692    @     Taiwan Semiconductor Manufacturing Co.
                       Ltd.                                       3,386,291
     305,000          TYC Brother Industrial Co. Ltd.               428,378
   1,930,097    @     United Microelectronics Corp.               1,653,152
                                                               ------------
                                                                 15,783,932
                                                               ------------
                      THAILAND: 2.8%
     219,200          Advanced Info Service PCL                     469,543
     476,100    @     Bangkok Bank PCL                            1,385,087
      86,300          BEC World PLC                                 490,061
   2,927,700          Land & House Pub Co. Ltd. ADR                 908,845
                                                               ------------
                                                                  3,253,536
                                                               ------------
                      TURKEY: 1.9%
  61,500,000          Akbank Tas                                    321,726
  53,929,000    @     Dogan Yayin Holding                           207,272
 107,800,000    @     Hurriyet Gazeteci                             383,630
  16,700,000    @     KOC Holding AS                                283,990
 204,500,000    @     Turkiye Garanti Bankasi AS                    596,762
 192,880,000    @     Yapi VE Kredi Bankasi                         398,115
                                                               ------------
                                                                  2,191,495
                                                               ------------
                      UNITED KINGDOM: 3.8%
     179,072          Anglo American PLC                          3,828,791
     315,100          Old Mutual PLC                                524,936
                                                               ------------
                                                                  4,353,727
                                                               ------------
                      Total Common Stock
                       (Cost $86,983,492)                       106,662,478
                                                               ------------
PREFERRED STOCK: 2.1%
                      BRAZIL: 2.1%
  14,115,600          Banco Itau Holding Financeira SA            1,404,221
  57,114,000          Cia Energetica de Minas Gerais              1,044,285
                                                               ------------
                                                                  2,448,506
                                                               ------------
                      Total Preferred Stock
                       (Cost $1,555,492)                          2,448,506
                                                               ------------
INVESTMENT COMPANIES: 2.5%
                      MAURITIUS: 0.8%
      48,700          India IT Fund Ltd.                            924,813
                                                               ------------
                                                                    924,813
                                                               ------------
                      UNITED STATES: 1.7%
      36,970    I     India Fund, Inc.                              931,644
      39,550    I     Morgan Stanley India Investment Fund,
                       Inc.                                       1,050,053
                                                               ------------
                                                                  1,981,697
                                                               ------------
                      Total Investment Companies
                       (Cost $1,609,611)                          2,906,510
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $90,148,595)*                       97.0% $112,017,494
              OTHER ASSETS AND LIABILITIES-NET            3.0     3,430,992
                                                       ------  ------------
              NET ASSETS                                100.0% $115,448,486
                                                       ======  ============

 @     Non-income producing security
 ADR   American Depositary Receipt
 GDR   Global Depositary Receipt
 I     Illiquid Security
 #     Securities purchased pursuant to Rule 144A, under the
       securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These
       securities have been determined to be liquid under the
       guidelines established by the Portfolio's Board of Trustees.
 *     Cost for federal income tax purposes is $94,164,266. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                              $18,678,657
      Gross Unrealized Depreciation                                 (825,429)
                                                                 -----------
      Net Unrealized Appreciation                                $17,853,228
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
DEVELOPING
WORLD
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

                                                             Percentage of
Industry                                                      Net Assets
--------------------------------------------------------------------------
Agriculture                                                        2.0%
Auto Manufacturers                                                 1.2%
Auto Parts and Equipment                                           0.4%
Banks                                                             12.5%
Beverages                                                          1.2%
Building Materials                                                 1.6%
Chemicals                                                          3.7%
Computers                                                          1.9%
Cosmetics/Personal Care                                            1.1%
Diversified Financial Services                                     1.7%
Electric                                                           2.3%
Electrical Components and Equipment                                7.9%
Electronics                                                        0.9%
Engineering and Construction                                       1.3%
Entertainment                                                      1.6%
Equity Fund                                                        2.5%
Food                                                               0.6%
Forest Products and Paper                                          0.2%
Gas                                                                0.3%
Holding Companies-Diversified                                      1.4%
Home Builders                                                      0.8%
Insurance                                                          3.2%
Internet                                                           0.3%
Investment Companies                                               0.3%
Iron/Steel                                                         2.5%
Leisure Time                                                       0.8%
Media                                                              1.8%
Metal Fabricate/Hardware                                           0.2%
Mining                                                            10.5%
Oil and Gas                                                        9.0%
Pharmaceuticals                                                    2.1%
Retail                                                             2.0%
Semiconductors                                                     4.4%
Software                                                           0.7%
Telecommunications                                                11.8%
Textiles                                                           0.3%
Other Assets and Liabilities, Net                                  3.0%
                                                                -------
NET ASSETS                                                       100.0%
                                                                =======

                 See Accompanying Notes to Financial Statements

ING
DEVELOPING
WORLD
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

At December 31, 2003, the following forward currency exchange contracts were outstanding for the ING Developing World Portfolio:

                                                                             UNREALIZED
                                                                            APPRECIATION
                  BUY/SELL  SETTLEMENT DATE   IN EXCHANGE FOR    VALUE     (DEPRECIATION)
                  --------  ---------------   ---------------    -----     --------------
CURRENCY
--------------
Hong Kong Dollar                                  USD
HKD 1,587,210       Buy        01/02/04         204,392         $204,442       $  50
Hong Kong Dollar
HKD 4,406,340       Buy        01/05/04         567,645          567,564         (81)
Hong Kong Dollar
HKD 4,206,874       Buy        01/05/04         541,948          541,871         (77)
Hong Kong Dollar
HKD 2,525,803       Buy        01/05/04         325,385          325,339         (46)
Hong Kong Dollar
HKD 2,071,713       Buy        01/05/04         266,887          266,849         (38)
Hong Kong Dollar
HKD 622,093         Buy        01/05/04         80,115            80,130          15
Hong Kong Dollar
HKD 2,673,783       Sell       01/02/04         344,316          344,400         (84)
Hong Kong Dollar
HKD 731,891         Sell       01/02/04         94,249            94,272         (23)
Hong Kong Dollar
HKD 783,369         Sell       01/05/04         100,917          100,903          14
Hong Kong Dollar
HKD 475,183         Sell       01/05/04         61,215            61,207           8
Hong Kong Dollar
HKD 2,635,536       Sell       01/05/04         339,522          339,473          49
Hong Kong Dollar
HKD 4,433,781       Sell       01/05/04         571,180          571,099          81
Hong Kong Dollar
HKD 1,884,443       Sell       01/05/04         242,762          242,728          34
Hong Kong Dollar
HKD 1,046,815       Sell       01/05/04         134,812          134,836         (24)
                                                                               -----
                                                                               $(122)
                                                                               =====

                 See Accompanying Notes to Financial Statements

ING
EAGLE
ASSET VALUE
EQUITY
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
COMMON STOCK: 96.5%
                    AEROSPACE/DEFENSE: 3.4%
    58,000    L     Boeing Co.                                  $  2,444,120
    97,550          Lockheed Martin Corp.                          5,014,070
                                                                ------------
                                                                   7,458,190
                                                                ------------
                    AIRLINES: 1.8%
   244,000    L     Southwest Airlines Co.                         3,938,160
                                                                ------------
                                                                   3,938,160
                                                                ------------
                    AUTO MANUFACTURERS: 2.7%
   262,100          Honda Motor Co. Ltd.                           5,897,250
                                                                ------------
                                                                   5,897,250
                                                                ------------
                    BANKS: 10.6%
   110,000    L     Bank of America Corp.                          8,847,300
   203,025          US Bancorp                                     6,046,085
   134,100          Wells Fargo & Co.                              7,897,149
                                                                ------------
                                                                  22,790,534
                                                                ------------
                    BEVERAGES: 2.0%
    94,000          PepsiCo, Inc.                                  4,382,280
                                                                ------------
                                                                   4,382,280
                                                                ------------
                    CHEMICALS: 9.1%
    58,000          Dow Chemical Co.                               2,411,060
    94,926          Du Pont EI de Nemours & Co.                    4,356,154
   160,000          Praxair, Inc.                                  6,112,000
   161,000    L     Rohm & Haas Co.                                6,876,310
                                                                ------------
                                                                  19,755,524
                                                                ------------
                    COMPUTERS: 3.7%
    86,750          International Business Machines Corp.          8,039,990
                                                                ------------
                                                                   8,039,990
                                                                ------------
                    DIVERSIFIED FINANCIAL SERVICES: 13.3%
   274,999    L     Citigroup, Inc.                               13,348,451
   186,225          JP Morgan Chase & Co.                          6,840,044
   112,000          Lehman Brothers Holdings, Inc.                 8,648,640
                                                                ------------
                                                                  28,837,135
                                                                ------------
                    ELECTRONICS: 1.7%
    63,000    L     Parker Hannifin Corp.                          3,748,500
                                                                ------------
                                                                   3,748,500
                                                                ------------
                    FOOD: 1.7%
   181,300   @,L    Smithfield Foods, Inc.                         3,752,910
                                                                ------------
                                                                   3,752,910
                                                                ------------
                    FOREST PRODUCTS & PAPER: 2.8%
   143,500    L     International Paper Co.                        6,186,285
                                                                ------------
                                                                   6,186,285
                                                                ------------
                    HEALTHCARE-SERVICES: 1.9%
    98,200    L     HCA, Inc.                                      4,218,672
                                                                ------------
                                                                   4,218,672
                                                                ------------
                    INSURANCE: 7.6%
   127,600          Hartford Financial Services Group, Inc.        7,532,228
    80,000    L     Metlife, Inc.                                  2,693,600
   368,393          Travelers Property Casualty Corp.              6,251,629
                                                                ------------
                                                                  16,477,457
                                                                ------------
                    MEDIA: 6.5%
    60,000          Gannett Co., Inc.                              5,349,600
   200,000          Viacom, Inc.                                   8,876,000
                                                                ------------
                                                                  14,225,600
                                                                ------------

  Shares                                                           Value
----------------------------------------------------------------------------
                    MISCELLANEOUS MANUFACTURING: 3.4%
    86,600          Cooper Industries Ltd.                      $  5,016,738
    36,000    @@    Ingersoll-Rand Co.                             2,443,680
                                                                ------------
                                                                   7,460,418
                                                                ------------
                    OIL AND GAS: 8.0%
   159,040   @@,L   BP PLC ADR                                     7,848,624
    78,000          ChevronTexaco Corp.                            6,738,420
   152,500   @,L    Pride Intl., Inc.                              2,842,600
                                                                ------------
                                                                  17,429,644
                                                                ------------
                    OIL AND GAS SERVICES: 4.7%
    68,600    @     Cooper Cameron Corp.                           3,196,760
   274,000          Halliburton Co.                                7,124,000
                                                                ------------
                                                                  10,320,760
                                                                ------------
                    PHARMACEUTICALS: 2.6%
   163,408          Pfizer, Inc.                                   5,773,205
                                                                ------------
                                                                   5,773,205
                                                                ------------
                    RETAIL: 2.6%
   121,925    L     Federated Department Stores                    5,746,325
                                                                ------------
                                                                   5,746,325
                                                                ------------
                    TELECOMMUNICATIONS: 6.4%
   250,000          Bellsouth Corp.                                7,075,000
   116,000          SBC Communications, Inc.                       3,024,120
   680,000   @,L    Sprint Corp.-PCS Group                         3,821,600
                                                                ------------
                                                                  13,920,720
                                                                ------------
                    Total Common Stock
                     (Cost $179,123,289)                         210,359,559
                                                                ------------
INVESTMENT COMPANIES: 1.3%
                    EQUITY FUND: 1.3%
    50,000          iShares Russell 1000 Value Index Fund          2,918,500
                                                                ------------
                    Total Investment Companies
                     (Cost $2,913,250)                             2,918,500
                                                                ------------
                    Total Long-Term Investments
                     (Cost $182,036,539)                         213,278,059
                                                                ------------
Principal
  Amount                                                           Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.5%
                    FEDERAL HOME LOAN BANK: 3.5%
$7,658,000          0.600%, due 01/02/04                           7,657,830
                                                                ------------
                    Total Short-Term Investments
                     (Cost $7,657,915)                             7,657,830
                                                                ------------

            TOTAL INVESTMENTS IN SECURITIES
             (COST $189,694,454)*                        101.3% $220,935,889
            OTHER ASSETS AND LIABILITIES-NET              (1.3)   (2,878,171)
                                                        ------  ------------
            NET ASSETS                                   100.0% $218,057,718
                                                        ======  ============

 @      Non-income producing security
 @@     Foreign Issuer
 ADR    American Depository Receipt
 L      Loaned security, a portion or all of the security is on loan at December 31, 2003
 *      Cost for federal income tax purposes $190,139,809. Net
        unrealized appreciation consists of:

       Gross Unrealized Appreciation                             $32,068,273
       Gross Unrealized Depreciation                              (1,272,193)
                                                                 -----------
       Net Unrealized Appreciation                               $30,796,080
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
FMR(SM)
Diversified
Mid Cap
Portfolio

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 96.5%
                      ADVERTISING: 0.2%
       9,300   @,L    Lamar Advertising Co.                    $    347,076
                                                               ------------
                                                                    347,076
                                                               ------------
                      AEROSPACE/DEFENSE: 0.9%
      18,400          Goodrich Corp.                                546,296
       5,167          Northrop Grumman Corp.                        493,965
      16,800    @     United Defense Industries, Inc.               535,584
                                                               ------------
                                                                  1,575,845
                                                               ------------
                      APARTMENTS: 0.3%
      15,500          Apartment Investment & Management Co.         534,750
                                                               ------------
                                                                    534,750
                                                               ------------
                      APPAREL: 0.7%
      13,900          Jones Apparel Group, Inc.                     489,697
       8,000          Kellwood Co.                                  328,000
      11,200          Liz Claiborne, Inc.                           397,152
                                                               ------------
                                                                  1,214,849
                                                               ------------
                      AUTO MANUFACTURERS: 0.2%
       7,100   @,L    Navistar Corp.                                340,019
                                                               ------------
                                                                    340,019
                                                               ------------
                      AUTO PARTS & EQUIPMENT: 1.5%
      16,300    @     American Axle & Manufacturing Holdings,
                       Inc.                                         658,846
       6,000          Borgwarner, Inc.                              510,420
      22,700    @     Keystone Automotive Industries, Inc.          575,672
      11,800          Lear Corp.                                    723,694
                                                               ------------
                                                                  2,468,632
                                                               ------------
                      BANKS: 5.4%
       9,400          Bank of Hawaii Corp.                          396,680
      29,700          Banknorth Group, Inc.                         966,141
       9,000          City National Corp.                           559,080
       6,400          Community Bank System, Inc.                   313,600
      13,900          East-West Bancorp, Inc.                       746,152
       4,900          M&T Bank Corp.                                481,670
      30,100          National Commerce Financial Corp.             821,128
      18,000          Northern Trust Corp.                          835,560
      22,600          Popular, Inc.                               1,015,644
      35,900    L     Synovus Financial Corp.                     1,038,227
       7,500          UnionBanCal Corp.                             431,550
      14,550          Valley National Bancorp                       424,860
      24,327          W Holding Co., Inc.                           452,725
      10,500          Zions Bancorporation                          643,965
                                                               ------------
                                                                  9,126,982
                                                               ------------
                      BIOTECHNOLOGY: 1.0%
      14,700   @,L    Charles River Laboratories Intl., Inc.        504,651
      10,200   @,L    Invitrogen Corp.                              714,000
      22,200    @     Protein Design Labs, Inc.                     397,380
                                                               ------------
                                                                  1,616,031
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      BUILDING MATERIALS: 0.7%
       7,900    @     American Standard Cos., Inc.             $    795,530
       8,700          Martin Marietta Materials, Inc.               408,639
                                                               ------------
                                                                  1,204,169
                                                               ------------
                      CHEMICALS: 2.3%
       4,300    @     Cabot Microelectronics Corp.                  210,700
      20,500    @     Cytec Industries, Inc.                        786,995
      23,200          Ferro Corp.                                   631,272
      12,100          Georgia Gulf Corp.                            349,448
      36,600    L     Millennium Chemicals, Inc.                    464,088
      38,400          Praxair, Inc.                               1,466,880
                                                               ------------
                                                                  3,909,383
                                                               ------------
                      COAL: 0.6%
      13,100          Arch Coal, Inc.                               408,327
      12,600          Peabody Energy Corp.                          525,546
                                                               ------------
                                                                    933,873
                                                               ------------
                      COMMERCIAL SERVICES: 2.5%
       9,000    @     Anteon Intl. Corp.                            324,450
      10,850    @     Career Education Corp.                        434,760
       1,533    @     Choicepoint, Inc.                              58,392
       8,000    @     Corinthian Colleges, Inc.                     444,480
      15,300   @,L    DeVry, Inc.                                   384,489
      34,600          Equifax, Inc.                                 847,699
      11,800   @,L    Labor Ready, Inc.                             154,580
      12,400    L     Manpower, Inc.                                583,792
       5,400    @     Monro Muffler, Inc.                           108,054
      14,900    @     National Processing, Inc.                     350,895
      23,000   @,L    Robert Half Intl., Inc.                       536,820
                                                               ------------
                                                                  4,228,411
                                                               ------------
                      COMPUTERS: 4.8%
      14,600   @,L    Affiliated Computer Services, Inc.            795,116
      36,000   @,L    Apple Computer, Inc.                          769,320
      27,200   @,L    BISYS Group, Inc.                             404,736
      29,400   @,L    Cadence Design Systems, Inc.                  528,612
      31,500   @,L    Ceridian Corp.                                659,610
       9,400    @     Cognizant Technology Solutions Corp.          429,016
      22,700   @,L    Computer Sciences Corp.                     1,004,021
       4,400          Diebold, Inc.                                 237,028
      17,100   @,L    DST Systems, Inc.                             714,096
      10,100   @,L    Lexmark Intl., Inc.                           794,264
      23,800   @,L    Maxtor Corp.                                  264,180
       7,500    @     Radisys Corp.                                 126,450
      18,300    @     Storage Technology Corp.                      471,225
      14,460   @,L    Synopsys, Inc.                                488,170
      30,200    L     Western Digital Corp.                         356,058
                                                               ------------
                                                                  8,041,902
                                                               ------------
                      COSMETICS/PERSONAL CARE: 0.0%
         800    L     Avon Products, Inc.                            53,992
                                                               ------------
                                                                     53,992
                                                               ------------
                      DISTRIBUTION/WHOLESALE: 1.3%
      10,900    L     Fastenal Co.                                  544,346
       5,600    @     Ingram Micro, Inc.                             89,040
      14,400    @     SCP Pool Corp.                                470,592
      14,400    @     Tech Data Corp.                               571,536
      12,300          WW Grainger, Inc.                             582,897
                                                               ------------
                                                                  2,258,411
                                                               ------------
                      DIVERSIFIED FINANCIAL SERVICES: 3.2%
       8,200          Bear Stearns Cos., Inc.                       655,590
      24,000    L     CIT Group, Inc.                               862,800
      12,666    L     Countrywide Financial Corp.                   960,717
      14,700          Doral Financial Corp.                         474,516
      17,200          Federated Investors, Inc.                     504,992
      15,200          Franklin Resources, Inc.                      791,312
       5,100          Lehman Brothers Holdings, Inc.                393,822
       5,200          T Rowe Price Group, Inc.                      246,532
      18,700          Waddell & Reed Financial, Inc.                438,702
                                                               ------------
                                                                  5,328,983
                                                               ------------
                      ELECTRIC: 5.5%
      61,800    @     AES Corp.                                     583,392
      31,100   @,L    Allegheny Energy, Inc.                        396,836
      15,800    L     Ameren Corp.                                  726,800
      33,600          Edison Intl.                                  736,848
       6,900          Entergy Corp.                                 394,197
      16,500          FirstEnergy Corp.                             580,800
      41,200   @,L    PG&E Corp.                                  1,144,123
      10,500          Pinnacle West Capital Corp.                   420,210
      23,200    L     PPL Corp.                                   1,015,000

                 See Accompanying Notes to Financial Statements

ING
FMR(SM)
Diversified
Mid Cap
Portfolio

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      ELECTRIC (CONTINUED)
      17,200    L     Scana Corp.                              $    589,100
      53,400   @,L    Sierra Pacific Resources                      391,956
      37,500    L     TXU Corp.                                     889,500
      16,100          Wisconsin Energy Corp.                        538,545
      54,400          Xcel Energy, Inc.                             923,712
                                                               ------------
                                                                  9,331,019
                                                               ------------
                      ELECTRONICS: 3.6%
      17,000   @,L    Agilent Technologies, Inc.                    497,080
       8,500   @,L    Amphenol Corp.                                543,405
      30,500    @     Avnet, Inc.                                   660,630
      10,000   @,L    Fisher Scientific Intl.                       413,700
      15,300    L     Parker Hannifin Corp.                         910,350
      57,700   @,L    Sanmina-SCI Corp.                             727,597
      48,850          Symbol Technologies, Inc.                     825,077
      26,700    @     Thermo Electron Corp.                         672,840
      30,500   @,L    Vishay Intertechnology, Inc.                  698,450
                                                               ------------
                                                                  5,949,129
                                                               ------------
                      ENGINEERING & CONSTRUCTION: 0.3%
      10,700    L     Fluor Corp.                                   424,148
                                                               ------------
                                                                    424,148
                                                               ------------
                      ENTERTAINMENT: 1.1%
       8,700          GTECH Holdings Corp.                          430,563
      32,600          International Game Technology               1,163,820
      15,600    L     Regal Entertainment Group                     320,112
                                                               ------------
                                                                  1,914,495
                                                               ------------
                      ENVIRONMENTAL CONTROL: 0.4%
      24,100          Republic Services, Inc.                       617,683
                                                               ------------
                                                                    617,683
                                                               ------------
                      FOOD: 2.5%
      21,800    @     Dean Foods Co.                                716,566
       9,700          Hershey Foods Corp.                           746,803
       9,800          JM Smucker Co.                                443,842
      19,500          McCormick & Co., Inc.                         586,950
      36,000   @,L    Safeway, Inc.                                 788,760
      16,700          Tyson Foods, Inc.                             221,108
       7,600          Whole Foods Market, Inc.                      510,188
       3,600          WM Wrigley Jr Co.                             202,356
                                                               ------------
                                                                  4,216,573
                                                               ------------
                      FOREST PRODUCTS & PAPER: 0.3%
       8,700          Bowater, Inc.                                 402,897
       2,400          Temple-Inland, Inc.                           150,408
                                                               ------------
                                                                    553,305
                                                               ------------
                      GAS: 0.4%
      17,600          KeySpan Corp.                                 647,680
                                                               ------------
                                                                    647,680
                                                               ------------
                      HAND/MACHINE TOOLS: 0.1%
       3,900          Kennametal, Inc.                              155,025
                                                               ------------
                                                                    155,025
                                                               ------------
                      HEALTHCARE -- PRODUCTS: 2.3%
      11,600          Bausch & Lomb, Inc.                           602,040
      23,750          Biomet, Inc.                                  864,738
      11,400   @,L    Edwards Lifesciences Corp.                    342,912

   Shares                                                         Value
---------------------------------------------------------------------------
       6,600   @,L    Henry Schein, Inc.                       $    446,028
       7,100   @,L    Patterson Dental Co.                          455,536
      12,220    @     St. Jude Medical, Inc.                        749,697
      13,900    @     Steris Corp.                                  314,140
                                                               ------------
                                                                  3,775,091
                                                               ------------
                      HEALTHCARE -- SERVICES: 3.7%
      16,400          Aetna, Inc.                                 1,108,312
      36,000    @     Community Health Systems, Inc.                956,880
       8,400   @,L    Coventry Health Care, Inc.                    541,716
      10,300    @     DaVita Inc.                                   401,700
      29,100    L     Health Management Associates, Inc.            698,400
      31,100    @     Humana, Inc.                                  710,635
      13,700   @,L    Lincare Holdings, Inc.                        411,411
      15,000    L     Manor Care, Inc.                              518,550
      14,600    L     Universal Health Services, Inc.               784,312
                                                               ------------
                                                                  6,131,916
                                                               ------------
                      HOME BUILDERS: 2.4%
       6,100          Centex Corp.                                  656,665
      25,400          DR Horton, Inc.                             1,098,804
      24,200   @,L    Fleetwood Enterprises, Inc.                   248,292
       8,600    L     KB Home                                       623,672
       2,100    L     Lennar Corp.                                  201,600
         800          Pulte Homes, Inc.                              74,896
       5,600          Ryland Group, Inc.                            496,384
       6,300          Standard-Pacific Corp.                        305,865
       3,600    L     Winnebago Industries                          247,500
                                                               ------------
                                                                  3,953,678
                                                               ------------
                      HOME FURNISHINGS: 0.4%
       2,800          Harman Intl. Industries, Inc.                 207,144
      21,000          Leggett & Platt, Inc.                         454,230
                                                               ------------
                                                                    661,374
                                                               ------------
                      HOUSEHOLD PRODUCTS/WARES: 0.7%
      16,400    L     Fortune Brands, Inc.                        1,172,436
                                                               ------------
                                                                  1,172,436
                                                               ------------
                      INSURANCE: 4.6%
       8,000    @@    ACE Ltd.                                      331,360
       2,600   @,L    Allmerica Financial Corp.                      80,002
       9,400          Ambac Financial Group, Inc.                   652,266
         167    @     Berkshire Hathaway, Inc.                      470,105
       4,000    @@    Everest Re Group Ltd.                         338,400
      22,500          Fidelity National Financial, Inc.             872,550
      10,300          Hartford Financial Services Group, Inc.       608,009
      11,700          HCC Insurance Holdings, Inc.                  372,060
      22,650          MBIA, Inc.                                  1,341,560
       8,600    L     MGIC Investment Corp.                         489,684
      13,100          Nationwide Financial Services                 433,086
      42,150          Old Republic Intl. Corp.                    1,068,924
      17,700          PMI Group, Inc.                               658,971
                                                               ------------
                                                                  7,716,977
                                                               ------------
                      INTERNET: 1.5%
       6,000    @     Monster Worldwide, Inc.                       131,760
      33,900   @,L    Network Associates, Inc.                      509,856
      43,000    @     SonicWALL, Inc.                               335,400
      25,700   @,L    Symantec Corp.                                890,505
       5,850    @     United Online, Inc.                            98,222
      58,200   @,L    WebMD Corp.                                   523,218
                                                               ------------
                                                                  2,488,961
                                                               ------------
                      IRON/STEEL: 0.3%
       8,800          Nucor Corp.                                   492,800
                                                               ------------
                                                                    492,800
                                                               ------------
                      LEISURE TIME: 0.5%
      13,300          Brunswick Corp.                               423,339
       5,000    L     Polaris Industries, Inc.                      442,900
                                                               ------------
                                                                    866,239
                                                               ------------
                      LODGING: 0.5%
       6,300          Harrah's Entertainment, Inc.                  313,551
      10,200          Mandalay Resort Group                         456,144
       1,200          Marriott Intl., Inc.                           55,440
                                                               ------------
                                                                    825,135
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
FMR(SM)
Diversified
Mid Cap
Portfolio

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      MACHINERY -- DIVERSIFIED: 0.7%
      27,700   @,L    Agco Corp.                               $    557,878
       7,600          Cummins, Inc.                                 371,944
       1,800          Nacco Industries, Inc.                        161,064
                                                               ------------
                                                                  1,090,886
                                                               ------------
                      MEDIA: 2.7%
       4,100          Belo Corp.                                    116,194
       4,300   @,L    Cablevision Systems Corp.                     100,577
      12,600          Clear Channel Communications, Inc.            590,058
       3,500    @     Emmis Communications Corp.                     94,675
      32,200    @     Fox Entertainment Group, Inc.                 938,630
      12,400   @,L    Radio One, Inc.                               239,320
      12,400          Scripps Co. (E.W.)                          1,167,336
      17,300   @,L    Univision Communications, Inc.                686,637
         700          Washington Post                               553,980
                                                               ------------
                                                                  4,487,407
                                                               ------------
                      METAL FABRICATE/HARDWARE: 0.4%
      13,700    L     Precision Castparts Corp.                     622,117
                                                               ------------
                                                                    622,117
                                                               ------------
                      MINING: 1.6%
      10,900          Alcan, Inc.                                   511,755
      27,100    L     Freeport-McMoRan Copper & Gold, Inc.        1,141,723
      17,300          Goldcorp, Inc.                                275,935
      10,800    @     Phelps Dodge Corp.                            821,772
                                                               ------------
                                                                  2,751,185
                                                               ------------
                      MISCELLANEOUS MANUFACTURING: 1.5%
       9,500          AO Smith Corp.                                332,975
       3,600          Eaton Corp.                                   388,728
      10,500          ITT Industries, Inc.                          779,205
      22,700          Pentair, Inc.                               1,037,390
                                                               ------------
                                                                  2,538,298
                                                               ------------
                      OFFICE FURNISHINGS: 0.2%
       9,500          Hon Industries, Inc.                          411,540
                                                               ------------
                                                                    411,540
                                                               ------------
                      OFFICE/BUSINESS EQUIPMENT: 0.3%
      38,300    L     IKON Office Solutions, Inc.                   454,238
                                                               ------------
                                                                    454,238
                                                               ------------
                      OIL AND GAS: 4.5%
      10,695          Apache Corp.                                  867,365
      13,400          Burlington Resources, Inc.                    742,092
      45,800          Chesapeake Energy Corp.                       621,964
          96          Cross Timbers Royalty Trust                     2,738
      15,112          Devon Energy Corp.                            865,313
      18,500          Ensco Intl., Inc.                             502,645
      12,700    @     Noble Corp.                                   454,406
      17,100    @     Pioneer Natural Resources Co.                 546,003
      12,300          Pogo Producing Co.                            594,090
      19,100   @,L    Pride Intl., Inc.                             356,024
      11,100   @,L    Rowan Cos., Inc.                              257,187
       7,500          Talisman Energy, Inc.                         424,500
      17,100    L     Valero Energy Corp.                           792,414
      15,900          XTO Energy, Inc.                              449,970
                                                               ------------
                                                                  7,476,711
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      OIL AND GAS SERVICES: 1.0%
       8,800    @     BJ Services Co.                          $    315,920
      10,900    @     Grant Prideco, Inc.                           141,918
       2,700    @     National-Oilwell, Inc.                         60,372
      13,600    @     Smith Intl., Inc.                             564,672
      14,100    @     Weatherford Intl. Ltd.                        507,600
                                                               ------------
                                                                  1,590,482
                                                               ------------
                      PACKAGING AND CONTAINERS: 1.4%
      39,300    @     Owens-Illinois, Inc.                          467,277
      14,300          Packaging Corp. of America                    312,598
      45,200    @     Pactiv Corp.                                1,080,280
      27,800   @,L    Smurfit-Stone Container Corp.                 516,246
                                                               ------------
                                                                  2,376,401
                                                               ------------
                      PHARMACEUTICALS: 3.5%
      18,900    @     Accredo Health, Inc.                          597,429
       9,600    L     Allergan, Inc.                                737,376
      11,100    L     Amerisourcebergen Corp.                       623,265
      10,700    @     Angiotech Pharmaceuticals, Inc.               492,200
      12,000   @,L    Cephalon, Inc.                                580,920
      15,800    @     Endo Pharmaceuticals Holdings, Inc.           304,308
       5,600   @,L    Gilead Sciences, Inc.                         325,584
      20,200    @     IVAX Corp.                                    482,376
      13,300          Omnicare, Inc.                                537,187
      12,800   @,L    Sepracor, Inc.                                306,304
       9,600   @,L    Shire Pharmaceuticals PLC                     278,880
      11,700   @,L    Watson Pharmaceuticals, Inc.                  538,200
                                                               ------------
                                                                  5,804,029
                                                               ------------
                      PIPELINES: 0.5%
      20,500          Equitable Resources, Inc.                     879,860
                                                               ------------
                                                                    879,860
                                                               ------------
                      REITS: 4.7%
       9,300          Avalonbay Communities, Inc.                   444,540
      10,900          Boston Properties, Inc.                       525,271
      19,525          Catellus Development Corp.                    470,943
       8,400          Centerpoint Properties Trust                  629,160
      13,300          Developers Diversified Realty Corp.           446,481
      20,600          Duke Realty Corp.                             638,600
      21,400          Equity Residential                            631,514
      19,500          General Growth Properties, Inc.               541,125
      15,700          Prologis                                      503,813
      18,300          Public Storage, Inc.                          794,037
      21,300          Reckson Associates Realty Corp.               517,590
       5,400          Shurgard Storage Centers, Inc.                203,310
      18,800          Simon Property Group, Inc.                    871,192
      10,500          Vornado Realty Trust                          574,875
                                                               ------------
                                                                  7,792,451
                                                               ------------
                      RETAIL: 6.0%
       9,400    @     Aeropostale, Inc.                             257,748
      11,500          Applebees Intl., Inc.                         451,605
      10,300          Best Buy Co., Inc.                            538,072
      35,300    @     Big Lots, Inc.                                501,613
      13,800    @     Brinker Intl., Inc.                           457,608
       9,300   @,L    Carmax, Inc.                                  287,649
      25,200          CVS Corp.                                     910,223
      25,500          Darden Restaurants, Inc.                      536,520
      16,700          Federated Department Stores                   787,071
      25,800          Foot Locker, Inc.                             605,010
       7,700   @,L    Krispy Kreme Doughnuts, Inc.                  281,820
      15,200          Nordstrom, Inc.                               521,360
       8,600    L     Outback Steakhouse, Inc.                      380,206
      23,500          Petsmart, Inc.                                559,300
       8,600          Regis Corp.                                   339,872
      26,400          Ross Stores, Inc.                             697,752
      27,200    @     Saks, Inc.                                    409,088
      11,600    @     TBC Corp.                                     299,396
      13,400    @     Tuesday Morning Corp.                         405,350
      18,500          Wendy's Intl., Inc.                           725,940
       8,100    @     Yum! Brands, Inc.                             278,640
                                                               ------------
                                                                 10,231,843
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
FMR(SM)
Diversified
Mid Cap
Portfolio

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      SAVINGS AND LOANS: 1.4%
      19,800          New York Community Bancorp, Inc.         $    753,390
      69,700          Sovereign Bancorp, Inc.                     1,655,375
                                                               ------------
                                                                  2,408,765
                                                               ------------
                      SEMICONDUCTORS: 2.1%
      13,200          Intersil Corp.                                328,020
      16,400    @     Kla-Tencor Corp.                              962,188
      17,400   @,L    Lam Research Corp.                            562,020
      26,400    @     National Semiconductor Corp.                1,040,424
      16,900   @,L    Nvidia Corp.                                  392,925
       1,200   @,L    Qlogic Corp.                                   61,920
       4,600    @     Teradyne, Inc.                                117,070
                                                               ------------
                                                                  3,464,567
                                                               ------------
                      SOFTWARE: 2.3%
      30,900          Autodesk, Inc.                                759,522
      38,500    @     BEA Systems, Inc.                             473,550
       3,200    @     D&B Corp.                                     162,272
       8,000    @     Electronic Arts, Inc.                         382,240
      13,800   @,L    Intuit, Inc.                                  730,158
      12,700    @     Mantech Intl. Corp.                           316,865
       5,400    @     Pixar, Inc.                                   374,166
      23,300    @     Quest Software, Inc.                          330,860
       7,300   @,L    Veritas Software Corp.                        271,268
                                                               ------------
                                                                  3,800,901
                                                               ------------
                      TELECOMMUNICATIONS: 4.3%
      10,800          Adtran, Inc.                                  334,800
      27,100   @,L    American Tower Corp.                          293,222
      78,500    @     Avaya, Inc.                                 1,015,790
      17,300          CenturyTel, Inc.                              564,326
      64,400   @,L    Ciena Corp.                                   427,616
      69,800   @,L    Citizens Communications Co.                   866,916
      38,800   @,L    Comverse Technology, Inc.                     682,492
      15,100    @     Foundry Networks, Inc.                        413,136
       6,900          Harris Corp.                                  261,855
       9,638    @     NTL, Inc.                                     672,251
     149,700    @     Qwest Communications Intl.                    646,704
      22,900    L     Scientific-Atlanta, Inc.                      625,170
      10,400   @,L    Utstarcom, Inc.                               385,528
                                                               ------------
                                                                  7,189,806
                                                               ------------
                      TRANSPORTATION: 0.7%
       6,700          Canadian National Railway Co.                 423,976
      12,400    L     CSX Corp.                                     445,656
       9,500    @     Genesee & Wyoming, Inc.                       299,250
                                                               ------------
                                                                  1,168,882
                                                               ------------
                      WATER: 0.0%
       2,906          Philadelphia Suburban Corp.                    64,223
                                                               ------------
                                                                     64,223
                                                               ------------
                      Total Common Stock
                       (Cost $137,353,451)                      161,681,564
                                                               ------------
INVESTMENT COMPANIES: 2.2%
      53,900    L     iShares Russell Midcap Index Fund           3,617,768
                                                               ------------
                      Total Investment Companies
                       (Cost $3,530,620)                          3,617,768
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $140,884,071)*                      98.7% $165,299,332
              OTHER ASSETS AND LIABILITIES-NET            1.3     2,120,861
                                                       ------  ------------
              NET ASSETS                                100.0% $167,420,193
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign Issuer
 L     Loaned security, a portion or all of the security is on loan at December 31, 2003
 *     Cost for federal income tax purposes $140,988,582. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                              $26,006,850
      Gross Unrealized Depreciation                               (1,696,100)
                                                                 -----------
      Net Unrealized Appreciation                                $24,310,750
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
GOLDMAN SACHS
INTERNET
TOLLKEEPER(SM)
Portfolio

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

Shares                                                             Value
---------------------------------------------------------------------------
COMMON STOCK: 98.7%
                 COMMERCIAL SERVICES: 6.4%
104,360    @     Cendant Corp.                                  $ 2,324,097
 31,950    @     Iron Mountain, Inc.                              1,263,303
                                                                -----------
                                                                  3,587,400
                                                                -----------
                 COMPUTERS: 7.4%
 73,910    @     Dell, Inc.                                       2,509,983
127,390    @     EMC Corp.                                        1,645,879
                                                                -----------
                                                                  4,155,862
                                                                -----------
                 DIVERSIFIED FINANCIAL SERVICES: 3.2%
151,060          Charles Schwab Corp.                             1,788,550
                                                                -----------
                                                                  1,788,550
                                                                -----------
                 ENTERTAINMENT: 1.3%
 42,095    @     Metro-Goldwyn-Mayer, Inc.                          719,404
                                                                -----------
                                                                    719,404
                                                                -----------
                 INTERNET: 8.9%
 45,380    @     Avocent Corp.                                    1,657,278
 43,220    @     Checkfree Corp.                                  1,195,033
 17,860    @     eBay, Inc.                                       1,153,577
 28,620    @     Symantec Corp.                                     991,683
                                                                -----------
                                                                  4,997,571
                                                                -----------
                 MEDIA: 33.2%
109,091    @     Cablevision Systems Corp.                        2,551,638
 33,070    @     Citadel Broadcasting Corp.                         739,776
 58,520          Clear Channel Communications, Inc.               2,740,492
 37,940    @     Cox Communications, Inc.                         1,307,033
 35,580    @     Echostar Communications Corp.                    1,209,720
 61,400    @     Liberty Media Corp.                                730,046
9,260..          Scripps Co. (E.W.)                                 871,736
 78,600    @     Time Warner, Inc.                                1,414,014
 69,180    @     Univision Communications, Inc.                   2,745,754
 68,010          Viacom, Inc.                                     3,018,284
 42,950    @     Westwood One, Inc.                               1,469,320
                                                                -----------
                                                                 18,797,813
                                                                -----------
                 SEMICONDUCTORS: 10.9%
 78,220          Intel Corp.                                      2,518,685
 21,320    @     Kla-Tencor Corp.                                 1,250,844

Shares                                                             Value
---------------------------------------------------------------------------
 12,410    @     Tessera Technologies, Inc.                     $   233,432
 46,530          Texas Instruments, Inc.                          1,367,051
 19,450    @     Xilinx, Inc.                                       753,493
                                                                -----------
                                                                  6,123,505
                                                                -----------
                 SOFTWARE: 13.2%
 29,300    @     Electronic Arts, Inc.                            1,399,954
 46,340          First Data Corp.                                 1,904,111
 17,480    @     Intuit, Inc.                                       924,867
116,140          Microsoft Corp.                                  3,198,495
                                                                -----------
                                                                  7,427,427
                                                                -----------
                 TELECOMMUNICATIONS: 13.6%
 95,770    @     Cisco Systems, Inc.                              2,326,253
197,710    @     Crown Castle Intl. Corp.                         2,180,741
 60,190          Qualcomm, Inc.                                   3,246,047
                                                                -----------
                                                                  7,753,041
                                                                -----------
                 TRANSPORTATION: 0.6%
  8,260          CH Robinson Worldwide, Inc.                        313,137
                                                                -----------
                                                                    313,137
                                                                -----------
                 Total Common Stock
                  (Cost $47,045,756)                             55,663,710
                                                                -----------

          TOTAL INVESTMENTS IN SECURITIES
           (COST $47,045,756)*                            98.7% $55,663,710
          OTHER ASSETS AND LIABILITIES-NET                 1.3      759,128
                                                        ------  -----------
          NET ASSETS                                     100.0% $56,422,838
                                                        ======  ===========

 @     Non-income producing security
 *     Cost for federal income tax purposes $48,202,339. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $7,461,371
      Gross Unrealized Depreciation                                      (--)
                                                                  ----------
      Net Unrealized Appreciation                                 $7,461,371
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
HARD
ASSETS
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

   Shares                                                         Value
---------------------------------------------------------------------------
COMMON STOCK: 95.2%
                      CHEMICALS: 3.0%
     191,080          LG Petrochemical Co. Ltd.                $  4,471,002
                                                               ------------
                                                                  4,471,002
                                                               ------------
                      FOREST PRODUCTS & PAPER: 2.3%
      64,340          Aracruz Celulose SA                         2,254,473
     850,500          Klabin SA                                   1,108,451
                                                               ------------
                                                                  3,362,924
                                                               ------------
                      GAS: 0.8%
      46,000          OAO Gazprom ADR                             1,182,200
                                                               ------------
                                                                  1,182,200
                                                               ------------
                      IRON/STEEL: 7.4%
      92,562          Arcelor                                     1,622,474
      50,900    @@    JFE Holdings, Inc.                          1,394,835
     662,000          Nippon Steel Corp.                          1,424,354
      47,300          Posco                                       6,436,850
                                                               ------------
                                                                 10,878,513
                                                               ------------
                      MINING: 56.2%
     120,098          Alcoa, Inc.                                 4,563,724
   5,303,202          Aluminum Corp. of China Ltd.                4,045,326
     330,219          Anglo American PLC                          7,179,152
     666,642    @@    BHP Billiton Ltd.                           6,067,958
     222,124          Cia de Minas Buenaventura SA                6,281,667
      16,870          Cia Vale do Rio Doce                          986,895
     382,586          Gold Fields Ltd.                            5,360,484
     163,215          Harmony Gold Mining Co. Ltd.                2,641,101
      32,200          Impala Platinum Holdings Ltd.               2,793,894
     719,560    @     Lionore Mining Intl. Ltd.                   4,437,913
     191,650          MMC Norilsk Nickel                         12,744,726
     707,100          Newcrest Mining Ltd.                        6,909,425
     127,943          Newmont Mining Corp.                        6,219,309
   3,949,986    @     Oxiana Resources NL                         3,120,407
     146,200          Rio Tinto Ltd.                              4,103,177
     646,599    @     Wmc Resources Ltd.                          2,752,875
     248,402          Xstrata PLC                                 2,801,476
                                                               ------------
                                                                 83,009,509
                                                               ------------
                      OIL AND GAS: 22.7%
     260,170    @@    BP PLC                                      2,115,543
   4,550,000          China Petroleum & Chemical Corp.            2,020,195
   1,501,500          Cnooc Ltd.                                  2,962,579
      91,440    @@    ENI-Ente Nazionale Idrocarburi S.p.A        1,732,885
     136,116          Exxon Mobil Corp.                           5,580,756
      51,860          LUKOIL ADR                                  4,828,166
  13,420,000          Petrochina Co. Ltd.                         7,628,474
     163,110          Shell Transport & Trading Co. PLC           1,215,253
 103,030,000          Tupras Turkiye Petrol Rafine                  854,672
     110,709          YUKOS ADR                                   4,550,140
                                                               ------------
                                                                 33,488,663
                                                               ------------

   Shares                                                         Value
---------------------------------------------------------------------------
                      OIL AND GAS SERVICES: 2.8%
   6,658,000          China Oilfield Services Ltd.             $  2,358,377
     219,750          Saipem S.p.A                                1,776,738
                                                               ------------
                                                                  4,135,115
                                                               ------------
                      Total Common Stock
                       (Cost $106,101,852)                      140,527,926
                                                               ------------
PREFERRED STOCK: 4.2%
                      OIL AND GAS: 4.2%
     235,200          Petroleo Brasileiro SA -- Petrobras         6,228,520
                                                               ------------
                      Total Preferred Stock
                       (Cost $3,861,406)                          6,228,520
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $109,963,258)*                      99.4% $146,756,446
              OTHER ASSETS AND LIABILITIES-NET            0.6       823,931
                                                       ------  ------------
              NET ASSETS                                100.0% $147,580,377
                                                       ======  ============

 @      Non-income producing security
 @@     Foreign Issuer
 ADR    American Depository Receipt
 *      Cost for federal income tax purposes $110,443,326. Net
        unrealized appreciation consists of:

       Gross Unrealized Appreciation                             $37,407,888
       Gross Unrealized Depreciation                              (1,094,768)
                                                                 -----------
       Net Unrealized Appreciation                               $36,313,120
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
INTERNATIONAL
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                             Value
------------------------------------------------------------------------------
COMMON STOCK: 98.0%
                 AUSTRALIA: 1.7%
   407,500       QBE Insurance Group Ltd.                         $  3,257,117
                                                                  ------------
                                                                     3,257,117
                                                                  ------------
                 BELGIUM: 1.5%
     9,280       Electrabel                                          2,917,775
                                                                  ------------
                                                                     2,917,775
                                                                  ------------
                 BRAZIL: 1.5%
   116,200       Uniao de Bancos Brasileiros SA                      2,899,190
                                                                  ------------
                                                                     2,899,190
                                                                  ------------
                 CANADA: 1.3%
    60,600       Encana Corp.                                        2,391,642
                                                                  ------------
                                                                     2,391,642
                                                                  ------------
                 CHILE: 0.5%
    36,700       Banco Santander Chile SA ADR                          872,726
                                                                  ------------
                                                                       872,726
                                                                  ------------
                 DENMARK: 3.2%
   154,700       Danske Bank A/S                                     3,634,247
    69,700       TDC A/S                                             2,517,051
                                                                  ------------
                                                                     6,151,298
                                                                  ------------
                 FINLAND: 0.7%
    67,900       UPM-Kymmene OYJ                                     1,298,614
                                                                  ------------
                                                                     1,298,614
                                                                  ------------
                 FRANCE: 8.9%
    39,000       Aventis SA                                          2,585,526
    29,830       Lafarge SA                                          2,667,196
    22,100       Schneider Electric SA                               1,448,786
   143,600       Societe Generale                                    2,535,818
    13,100       Societe Generale                                    1,160,140
    40,300   L   Total SA                                            5,058,446
    29,400       Valeo SA                                            1,178,246
                                                                  ------------
                                                                    16,634,158
                                                                  ------------
                 GERMANY: 4.0%
    43,000       Deutsche Boerse AG                                  2,361,586
    48,100       RWE AG                                              1,917,205
    41,600       Siemens AG                                          3,334,907
                                                                  ------------
                                                                     7,613,698
                                                                  ------------
                 GREECE: 3.1%
   102,100       Alpha Bank A.E                                      3,092,789
   191,500       Greek Organization of Football Prognostics SA       2,754,744
                                                                  ------------
                                                                     5,847,533
                                                                  ------------
                 HONG KONG: 2.2%
   760,000       China Merchants Holdings Intl. Co. Ltd.             1,003,400
 3,716,000       Giordano Intl. Ltd.                                 1,723,118
 2,224,000       Global Bio-Chem Technology Group Co. Ltd.           1,375,032
                                                                  ------------
                                                                     4,101,550
                                                                  ------------
                 HUNGARY: 0.7%
   106,000   @   OTP Bank Rt                                         1,365,291
                                                                  ------------
                                                                     1,365,291
                                                                  ------------

  Shares                                                             Value
------------------------------------------------------------------------------
                 INDONESIA: 0.4%
 1,545,000       HM Sampoerna Tbk PT                              $    819,321
                                                                  ------------
                                                                       819,321
                                                                  ------------
                 IRELAND: 2.3%
   171,000   L   Irish Life & Permanent PLC                          2,759,067
   200,600   @   Ryanair Holdings PLC                                1,673,011
                                                                  ------------
                                                                     4,432,078
                                                                  ------------
                 ISRAEL: 0.8%
    27,100   L   Teva Pharmaceutical Industries ADR                  1,536,841
                                                                  ------------
                                                                     1,536,841
                                                                  ------------
                 ITALY: 2.5%
   148,000   L   Banca Fideuram S.p.A.                                 879,263
   344,000       Enel S.p.A.                                         2,342,719
   351,000       Snam Rete Gas S.p.A.                                1,486,903
                                                                  ------------
                                                                     4,708,885
                                                                  ------------
                 JAPAN: 20.7%
   135,000       Amano Corp.                                           979,228
    99,600       Chugai Pharmaceutical Co. Ltd.                      1,432,151
    60,900       Familymart Co. Ltd.                                 1,395,690
    28,000       Fanuc Ltd.                                          1,688,487
   134,000   @   Fujitsu Ltd.                                          793,901
       146       Japan Retail Fund Investment Corp.                    939,856
   237,000       JGC Corp.                                           2,487,429
    88,000       Kao Corp.                                           1,792,678
     6,900       Mabuchi Motor Co. Ltd.                                532,287
   124,400       Marui Co. Ltd.                                      1,578,370
       179       Mitsubishi Tokyo Financial Group, Inc.              1,395,706
    92,000       Nec Corp.                                             682,605
   259,000       Nikko Cordial Corp.                                 1,461,512
       445       Nippon Telegraph & Telephone Corp.                  2,170,526
    95,000       Nippon Yusen Kabushiki Kaisha                         431,885
   171,000       Nomura Holdings, Inc.                               2,901,782
     1,030       NTT Docomo, Inc.                                    2,355,308
    36,300       Oriental Land Co. Ltd.                              2,246,467
    49,300       Otsuka Kagu Ltd.                                    1,527,256
   102,000       Sekisui House Ltd.                                  1,060,724
    94,300       Shimano, Inc.                                       1,953,401
    98,000       Shiseido Co. Ltd.                                   1,192,964
    35,300       Takeda Chemical Industries Ltd.                     1,404,088
    21,400       Tokyo Electron Ltd.                                 1,642,601
    65,200   L   Toyota Motor Corp.                                  3,066,099
                                                                  ------------
                                                                    39,113,001
                                                                  ------------
                 MALAYSIA: 1.6%
   803,100       Malayan Banking BHD                                 2,039,597
 1,251,250       Public Bank BHD                                     1,018,966
                                                                  ------------
                                                                     3,058,563
                                                                  ------------
                 MEXICO: 0.4%
   291,600       Wal-Mart de Mexico SA de CV                           831,160
                                                                  ------------
                                                                       831,160
                                                                  ------------
                 NETHERLANDS: 3.0%
    33,000       Koninklijke Philips Electronics NV                    965,412
    89,700   L   Royal Dutch Petroleum Co.                           4,699,383
                                                                  ------------
                                                                     5,664,795
                                                                  ------------
                 NEW ZEALAND: 1.2%
   781,000       Carter Holt Harvey Ltd.                               966,008
   151,300       Fisher & Paykel Healthcare Corp                     1,258,506
                                                                  ------------
                                                                     2,224,514
                                                                  ------------
                 NORWAY: 0.7%
   226,500       Tomra Systems ASA                                   1,374,096
                                                                  ------------
                                                                     1,374,096
                                                                  ------------
                 RUSSIA: 1.2%
    55,705   L   YUKOS ADR                                           2,289,476
                                                                  ------------
                                                                     2,289,476
                                                                  ------------
                 SINGAPORE: 0.8%
   206,000       United Overseas Bank Ltd.                           1,603,782
                                                                  ------------
                                                                     1,603,782
                                                                  ------------

                 See Accompanying Notes to Financial Statements

ING
INTERNATIONAL
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                             Value
------------------------------------------------------------------------------
                 SOUTH AFRICA: 1.7%
   233,200   L   Gold Fields Ltd. ADR                             $  3,250,808
                                                                  ------------
                                                                     3,250,808
                                                                  ------------
                 SPAIN: 1.8%
   236,700       Telefonica SA                                       3,486,757
                                                                  ------------
                                                                     3,486,757
                                                                  ------------
                 SWEDEN: 0.5%
    84,600       Swedish Match AB                                      864,189
                                                                  ------------
                                                                       864,189
                                                                  ------------
                 SWITZERLAND: 6.3%
    49,800       Adecco SA                                           3,215,818
     9,150       Nestle SA                                           2,285,026
    54,000   L   Novartis AG                                         2,475,578
    20,500       Roche Holding AG                                    2,072,361
    27,800       UBS AG                                              1,902,673
                                                                  ------------
                                                                    11,951,456
                                                                  ------------
                 TAIWAN: 0.8%
   152,896   @   Taiwan Semiconductor Manufacturing Co. Ltd.         1,565,655
                                                                  ------------
                                                                     1,565,655
                                                                  ------------
                 THAILAND: 0.4%
   129,300       BEC World PLC                                         734,240
                                                                  ------------
                                                                       734,240
                                                                  ------------
                 UNITED KINGDOM: 20.7%
   335,900       BAA PLC                                             2,987,003
   475,600       BP PLC                                              3,867,288
   164,600       British American Tobacco PLC                        2,269,142
   312,100   @   British Sky Broadcasting PLC                        3,934,382
   317,200       Diageo PLC                                          4,171,787
   143,900       Glaxosmithkline PLC                                 3,321,369
    17,100   L   HSBC Holdings PLC                                   1,347,822
   147,500       Imperial Tobacco Group PLC                          2,909,360
   199,500       Kingfisher PLC                                        998,543
 1,551,800       Legal & General Group PLC                           2,802,282
   126,200       Provident Financial PLC                             1,471,486
    52,400       Rio Tinto PLC                                       1,442,205
   198,600       Severn Trent PLC                                    2,660,135
   832,449   L   Vodafone Group PLC                                  4,973,503
                                                                  ------------
                                                                    39,156,307
                                                                  ------------
                 UNITED STATES: 0.9%
    30,800   L   Schlumberger Ltd.                                   1,685,376
                                                                  ------------
                                                                     1,685,376
                                                                  ------------
                 Total Common Stock
                  (Cost $152,364,521)                              185,701,892
                                                                  ------------

Principal
  Amount                                                             Value
------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 1.8%
                 UNITED STATES: 1.8%
$3,498,000       Goldman Sachs Repurchase Agreement dated
                  12/31/03, 0.990%, due 01/02/04, $3,498,192 to
                  be received upon repurchase (Collateralized by
                  $2,858,000 U.S. Treasury Bond, 6.875%, Market
                  Value $3,568,034 due 08/15/25)                     3,498,000
                                                                  ------------
                 Total Repurchase Agreement
                  (Cost $3,498,000)                                  3,498,000
                                                                  ------------


            TOTAL INVESTMENTS IN SECURITIES
             (COST $155,862,521)*                         99.8% $189,199,892
            OTHER ASSETS AND LIABILITIES-NET               0.2       452,204
                                                        ------  ------------
            NET ASSETS                                   100.0% $189,652,096
                                                        ======  ============

 @     Non-income producing security
 ADR   American Depository Receipt
 L     Loaned security, a portion or all of the security is on loan at December 31, 2003
 *     Cost for federal income tax purposes $156,428,696. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                              $33,822,268
      Gross Unrealized Depreciation                               (1,051,072)
                                                                 -----------
      Net Unrealized Appreciation                                $32,771,196
                                                                 ===========

                                                             Percentage of
Industry                                                      Net Assets
--------------------------------------------------------------------------
Agriculture                                                       3.6%
Airlines                                                          0.9%
Auto Manufacturers                                                1.6%
Auto Parts & Equipment                                            0.6%
Banks                                                            13.2%
Beverages                                                         2.2%
Biotechnology                                                     0.7%
Building Materials                                                1.4%
Commercial Services                                               2.2%
Computers                                                         0.4%
Cosmetics/Personal Care                                           1.5%
Diversified Financial Services                                    6.2%
Electric                                                          3.8%
Electronics                                                       2.0%
Engineering & Construction                                        2.9%
Entertainment                                                     2.7%
Environmental Control                                             0.7%
Food                                                              1.2%
Forest Products & Paper                                           1.2%
Gas                                                               0.8%
Hand/Machine Tools                                                0.8%
Healthcare-Products                                               0.7%
Home Builders                                                     0.6%
Insurance                                                         3.2%
Leisure Time                                                      1.0%
Media                                                             2.5%
Mining                                                            2.5%
Miscellaneous Manufacturing                                       2.3%
Oil and Gas                                                       9.7%
Oil & Gas Services                                                0.9%
Pharmaceuticals                                                   7.8%
REITs                                                             0.5%
Repurchase Agreement                                              1.8%
Retail                                                            4.2%
Semiconductors                                                    1.7%
Telecommunications                                                8.2%
Transportation                                                    0.2%
Water                                                             1.4%
Other Assets and Liabilities, Net                                 0.2%
                                                                ------
NET ASSETS                                                      100.0%
                                                                ======

                 See Accompanying Notes to Financial Statements

ING
JANUS
GROWTH
AND INCOME
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 87.3%
                     ADVERTISING: 1.1%
     65,590   @,L    Lamar Advertising Co.                     $  2,447,819
                                                               ------------
                                                                  2,447,819
                                                               ------------
                     AEROSPACE/DEFENSE: 1.2%
     54,350          Lockheed Martin Corp.                        2,793,590
                                                               ------------
                                                                  2,793,590
                                                               ------------
                     AIRLINES: 0.5%
     69,155    L     Southwest Airlines Co.                       1,116,162
                                                               ------------
                                                                  1,116,162
                                                               ------------
                     BANKS: 3.1%
     27,535    L     Bank of America Corp.                        2,214,640
    164,105          US Bancorp                                   4,887,047
                                                               ------------
                                                                  7,101,687
                                                               ------------
                     BEVERAGES: 2.6%
     63,565          Anheuser-Busch Cos., Inc.                    3,348,604
     54,460          PepsiCo, Inc.                                2,538,925
                                                               ------------
                                                                  5,887,529
                                                               ------------
                     BIOTECHNOLOGY: 0.2%
      9,195    @     Amgen, Inc.                                    568,251
                                                               ------------
                                                                    568,251
                                                               ------------
                     CHEMICALS: 0.5%
     33,730          International Flavors & Fragrances, Inc.     1,177,852
                                                               ------------
                                                                  1,177,852
                                                               ------------
                     COMPUTERS: 3.3%
     78,650   @,L    Ceridian Corp.                               1,646,931
     31,830    @     Dell, Inc.                                   1,080,947
     33,930    L     International Business Machines Corp.        3,144,632
     21,720    @     Lexmark Intl., Inc.                          1,708,061
                                                               ------------
                                                                  7,580,571
                                                               ------------
                     COSMETICS/PERSONAL CARE: 2.2%
     50,825          Procter & Gamble Co.                         5,076,401
                                                               ------------
                                                                  5,076,401
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 8.7%
     71,760    L     CIT Group, Inc.                              2,579,772
    200,264          Citigroup, Inc.                              9,720,815
     65,940          Fannie Mae                                   4,949,456
     30,215          Goldman Sachs Group, Inc.                    2,983,127
                                                               ------------
                                                                 20,233,170
                                                               ------------
                     ELECTRIC: 0.3%
     21,110          Centerpoint Energy, Inc.                       681,009
                                                               ------------
                                                                    681,009
                                                               ------------
                     ELECTRICAL COMPONENTS & EQUIPMENT: 0.9%
     11,200    L     Samsung Electronics Co. Ltd. GDR             2,114,782
                                                               ------------
                                                                  2,114,782
                                                               ------------
                     ENVIRONMENTAL CONTROL: 1.2%
     92,265          Waste Management, Inc.                       2,731,044
                                                               ------------
                                                                  2,731,044
                                                               ------------
                     FOOD: 0.1%
      4,480          Whole Foods Market, Inc.                       300,742
                                                               ------------
                                                                    300,742
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 2.6%
     19,345          CR Bard, Inc.                                1,571,781
      5,355    @     Inamed Corp.                                   257,361
     74,720          Medtronic, Inc.                              3,632,140
      9,595    @     St. Jude Medical, Inc.                         588,653
                                                               ------------
                                                                  6,049,935
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     HEALTHCARE -- SERVICES: 1.8%
     72,800    L     UnitedHealth Group, Inc.                  $  4,235,504
                                                               ------------
                                                                  4,235,504
                                                               ------------
                     HOLDING COMPANIES -- DIVERSIFIED: 0.5%
     17,107          LVMH Moet Hennessy Louis Vuitton SA          1,249,635
                                                               ------------
                                                                  1,249,635
                                                               ------------
                     HOUSEHOLD PRODUCTS/WARES: 0.3%
     26,280          Reckitt Benckiser Plc                          594,780
                                                               ------------
                                                                    594,780
                                                               ------------
                     INSURANCE: 4.4%
     65,808          American Intl. Group                         4,361,755
      1,487    @     Berkshire Hathaway, Inc.                     4,185,905
     27,945    L     MGIC Investment Corp.                        1,591,188
                                                               ------------
                                                                 10,138,848
                                                               ------------
                     INTERNET: 0.8%
      9,250   @,L    Amazon.Com, Inc.                               486,920
      7,810    @     eBay, Inc.                                     504,448
     17,355   @,L    Yahoo!, Inc.                                   783,925
                                                               ------------
                                                                  1,775,293
                                                               ------------
                     LODGING: 2.3%
     86,128    L     Fairmont Hotels & Resorts, Inc.              2,337,513
     13,700          Four Seasons Hotels, Inc.                      700,755
     63,915          Starwood Hotels & Resorts Worldwide,
                      Inc.                                        2,299,023
                                                               ------------
                                                                  5,337,291
                                                               ------------
                     MEDIA: 12.4%
     47,766    @     British Sky Broadcasting PLC                   602,146
     78,235          Clear Channel Communications, Inc.           3,663,745
    148,135   @,L    Comcast Corp.                                4,633,663
     91,095   @,L    Cox Communications, Inc.                     3,138,223
     32,915          Gannett Co., Inc.                            2,934,701
    420,015   @,L    Liberty Media Corp.                          4,993,978
    243,125   @,L    Time Warner, Inc.                            4,373,819
     65,243          Viacom, Inc.                                 2,895,484
     70,490          Walt Disney Co.                              1,644,532
                                                               ------------
                                                                 28,880,291
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 7.8%
     29,010          3M Co.                                       2,466,720
    148,335          General Electric Co.                         4,595,418
     43,255          Honeywell Intl., Inc.                        1,446,015
    363,580    @@    Tyco Intl. Ltd.                              9,634,870
                                                               ------------
                                                                 18,143,023
                                                               ------------
                     OIL AND GAS: 4.6%
     24,696    L     ConocoPhillips                               1,619,317
     70,028          Encana Corp.                                 2,761,904
    153,470          Exxon Mobil Corp.                            6,292,270
                                                               ------------
                                                                 10,673,491
                                                               ------------
                     PHARMACEUTICALS: 6.1%
     81,010   @,L    Caremark Rx, Inc.                            2,051,983
     68,435    @     Medco Health Solutions, Inc.                 2,326,106
    113,165    L     Pfizer, Inc.                                 3,998,119
     55,505    @@    Roche Holding AG                             5,611,044
                                                               ------------
                                                                 13,987,252
                                                               ------------
                     PIPELINES: 0.5%
     19,315          Kinder Morgan, Inc.                          1,141,517
                                                               ------------
                                                                  1,141,517
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
JANUS
GROWTH
AND INCOME
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     RETAIL: 0.9%
      6,060    L     Autozone, Inc.                            $    516,373
     24,500          Petsmart, Inc.                                 583,100
     37,190          Staples, Inc.                                1,015,287
                                                               ------------
                                                                  2,114,760
                                                               ------------
                     SEMICONDUCTORS: 6.5%
    106,485          Applied Materials, Inc.                      2,390,588
     97,550          Intel Corp.                                  3,141,110
     53,570          Linear Technology Corp.                      2,253,690
     83,800    L     Maxim Integrated Products                    4,173,240
     24,120    L     Nvidia Corp.                                   560,790
     80,910          Texas Instruments, Inc.                      2,377,136
                                                               ------------
                                                                 14,896,554
                                                               ------------
                     SOFTWARE: 4.2%
     53,690    L     Computer Associates Intl., Inc.              1,467,885
     29,040    L     Electronic Arts, Inc.                        1,387,531
    201,115    L     Microsoft Corp.                              5,538,707
     98,980          Oracle Corp.                                 1,306,536
                                                               ------------
                                                                  9,700,659
                                                               ------------
                     TELECOMMUNICATIONS: 3.4%
    218,080          Cisco Systems, Inc.                          5,297,163
    151,800   @@,L   Nokia OYJ ADR                                2,580,600
                                                               ------------
                                                                  7,877,763
                                                               ------------
                     TOYS/GAMES/HOBBIES: 1.0%
    115,755          Mattel, Inc.                                 2,230,599
                                                               ------------
                                                                  2,230,599
                                                               ------------
                     TRANSPORTATION: 1.3%
     30,000          Canadian National Railway Co.                1,898,400
     27,395          CH Robinson Worldwide, Inc.                  1,038,544
                                                               ------------
                                                                  2,936,944
                                                               ------------
                     Total Common Stock
                      (Cost $171,761,778)                       201,774,748
                                                               ------------
PREFERRED STOCK: 0.8%
                     AUTO MANUFACTURERS: 0.7%
      2,482          Porsche AG                                   1,472,225
                                                               ------------
                                                                  1,472,225
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.1%
      3,710          Allied Waste Industries, Inc.                  283,815
                                                               ------------
                                                                    283,815
                                                               ------------
                     Total Preferred Stock
                      (Cost $1,107,861)                           1,756,040
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
CORPORATE BONDS: 0.5%
                     ELECTRIC: 0.1%
$   170,000    L     CMS Energy Corp., 7.625%, due 11/15/04         175,950
                                                               ------------
                                                                    175,950
                                                               ------------
                     ENVIRONMENTAL CONTROL: 0.0%
     85,000    L     Allied Waste North America, 7.875%, due
                      04/15/13                                       92,438
                                                               ------------
                                                                     92,438
                                                               ------------
                     MEDIA: 0.4%
    710,000    L     Cox Communications, Inc., 7.125%, due
                      10/01/12                                      820,286
                                                               ------------
                                                                    820,286
                                                               ------------
                     OIL AND GAS: 0.0%
     30,000          Devon Energy Corp., .000%, due 06/27/20         16,425
                                                               ------------
                                                                     16,425
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
                     TELECOMMUNICATIONS: 0.0%
$     5,000          Centurytel, Inc., 8.375%, due 10/15/10    $      6,076
                                                               ------------
                                                                      6,076
                                                               ------------
                     TOYS/GAMES/HOBBIES: 0.0%
     26,000          Mattel, Inc., 6.125%, due 07/15/05              27,448
                                                               ------------
                                                                     27,448
                                                               ------------
                     Total Corporate Bonds
                      (Cost $1,007,453)                           1,138,623
                                                               ------------
CONVERTIBLE CORPORATE BONDS: 0.1%
                     ADVERTISING: 0.1%
    170,000    L     Lamar Advertising Co., 2.875%, due
                      12/31/10                                      175,100
                                                               ------------
                     Total Convertible Corporate Bonds
                      (Cost $170,000)                               175,100
                                                               ------------
U.S. TREASURY OBLIGATIONS: 3.4%
                     SOVEREIGN: 1.0%
  2,200,000    L     2.875%, due 06/30/04                         2,220,799
                                                               ------------
                                                                  2,220,799
                                                               ------------
                     U.S. TREASURY NOTES: 2.4%
  1,910,000    L     3.000%, due 01/31/04                         1,913,413
  1,500,000    L     2.250%, due 07/31/04                         1,510,841
  2,195,000    L     3.500%, due 11/15/06                         2,269,511
                                                               ------------
                                                                  5,693,765
                                                               ------------
                     Total U.S. Treasury Obligations
                      (Cost $7,869,811)                           7,914,564
                                                               ------------
                     Total Long-Term Investments
                      (Cost $181,916,903)                       212,759,075
                                                               ------------
SHORT-TERM INVESTMENTS: 7.9%
                     COMMERCIAL PAPER: 4.8%
 11,000,000          Prudential Funding LLC, 0.860%, due
                      01/02/04                                   10,999,740
                                                               ------------
                                                                 10,999,740
                                                               ------------
                     FEDERAL HOME LOAN BANK: 3.1%
  7,100,000          0.600%, due 01/02/04                         7,099,704
                                                               ------------
                                                                  7,099,704
                                                               ------------
                     Total Short-Term Investments
                      (Cost $18,099,592)                         18,099,444
                                                               ------------

             TOTAL INVESTMENTS IN SECURITIES
              (COST $200,016,495)*                      100.0% $230,858,519
             OTHER ASSETS AND LIABILITIES-NET             0.0        17,782
                                                       ------  ------------
             NET ASSETS                                 100.0% $230,876,301
                                                       ======  ============

 @      Non-income producing security
 @@     Foreign Issuer
 ADR    American Depository Receipt
 GDR    Global Depository Receipt
 L      Loaned security, a portion or all of the security is on loan at December 31, 2003
 *      Cost for federal income tax purposes $201,619,617. Net
        unrealized appreciation consists of:

       Gross Unrealized Appreciation                             $29,343,665
       Gross Unrealized Depreciation                                (104,763)
                                                                 -----------
       Net Unrealized Appreciation                               $29,238,902
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
JANUS
GROWTH
AND INCOME
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

At December 31, 2003 the following forward foreign currency contracts were outstanding for the Janus Growth and Income Portfolio.

                                                                              UNREALIZED
                                                                             APPRECIATION
                             SETTLEMENT DATE   IN EXCHANGE FOR    VALUE     (DEPRECIATION)
                             ---------------   ---------------    -----     --------------
CURRENCY
----------------
Swiss Franc                                        USD
CHF 1,200,000       Buy         03/26/04           891,464       $972,370     $ (80,906)
Swiss Franc
CHF 660,000         Buy         04/16/04           499,225        535,062       (35,837)
Euro
EUR 725,000         Buy         03/26/04           827,435        912,325       (84,890)
Euro
EUR 600,000         Buy         03/26/04           698,226        755,027       (56,801)
                                                                              ---------
                                                                              $(258,434)
                                                                              =========

                 See Accompanying Notes to Financial Statements

ING
JANUS
SPECIAL
EQUITY
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                            Value
----------------------------------------------------------------------------
COMMON STOCK: 90.4%
                    ADVERTISING: 2.2%
    68,465   @,L    Interpublic Group of Cos., Inc.              $ 1,068,054
     3,255   @,L    Lamar Advertising Co.                            121,477
                                                                 -----------
                                                                   1,189,531
                                                                 -----------
                    AEROSPACE/DEFENSE: 0.2%
     1,522    @     Alliant Techsystems, Inc.                         87,911
                                                                 -----------
                                                                      87,911
                                                                 -----------
                    AGRICULTURE: 2.9%
   139,573          Swedish Match AB                               1,425,739
     9,448          Vector Group Ltd.                                154,191
                                                                 -----------
                                                                   1,579,930
                                                                 -----------
                    APPAREL: 2.4%
    37,560          Liz Claiborne, Inc.                            1,331,878
                                                                 -----------
                                                                   1,331,878
                                                                 -----------
                    AUTO PARTS & EQUIPMENT: 3.6%
    32,410          Lear Corp.                                     1,987,705
                                                                 -----------
                                                                   1,987,705
                                                                 -----------
                    BANKS: 1.4%
    13,255          Wells Fargo & Co.                                780,587
                                                                 -----------
                                                                     780,587
                                                                 -----------
                    BUILDING MATERIALS: 5.0%
    83,260          Cemex SA de CV ADR                             2,181,412
    81,416          Gujarat Ambuja Cements Ltd. GDR                  538,974
                                                                 -----------
                                                                   2,720,386
                                                                 -----------
                    CHEMICALS: 5.1%
    90,821  #,L,I   Reliance Industries Ltd. GDR                   2,792,746
                                                                 -----------
                                                                   2,792,746
                                                                 -----------
                    COMMERCIAL SERVICES: 0.3%
     2,885          Moody's Corp.                                    174,687
                                                                 -----------
                                                                     174,687
                                                                 -----------
                    COMPUTERS: 8.0%
    67,675    @     Apple Computer, Inc.                           1,446,215
    63,995   @,L    Cadence Design Systems, Inc.                   1,150,630
    83,705    @     Ceridian Corp.                                 1,752,782
                                                                 -----------
                                                                   4,349,627
                                                                 -----------
                    DIVERSIFIED FINANCIAL SERVICES: 8.1%
   139,690   @,L    E*TRADE Group, Inc.                            1,767,079
     6,615          Fannie Mae                                       496,522
    36,835          Freddie Mac                                    2,148,216
                                                                 -----------
                                                                   4,411,817
                                                                 -----------
                    ELECTRIC: 1.2%
    35,990          Korea Electric Power Corp.                       650,282
                                                                 -----------
                                                                     650,282
                                                                 -----------
                    ENVIRONMENTAL CONTROL: 1.7%
    67,540   @,L    Allied Waste Industries, Inc.                    937,455
                                                                 -----------
                                                                     937,455
                                                                 -----------
                    FOREST PRODUCTS & PAPER: 1.2%
    74,559    I     Ballarpur Industries Ltd. GDR                    671,031
                                                                 -----------
                                                                     671,031
                                                                 -----------
                    HOUSEHOLD PRODUCTS/WARES: 1.9%
    44,773          Reckitt Benckiser PLC                          1,013,322
                                                                 -----------
                                                                   1,013,322
                                                                 -----------

  Shares                                                            Value
----------------------------------------------------------------------------
                    INSURANCE: 3.5%
       689    @     Berkshire Hathaway, Inc.                     $ 1,939,535
                                                                 -----------
                                                                   1,939,535
                                                                 -----------
                    LEISURE TIME: 0.8%
    60,100   @,L    Bally Total Fitness Holding Corp.                420,700
                                                                 -----------
                                                                     420,700
                                                                 -----------
                    LODGING: 2.1%
    37,860          Station Casinos, Inc.                          1,159,652
                                                                 -----------
                                                                   1,159,652
                                                                 -----------
                    MEDIA: 12.3%
    58,530    @     Echostar Communications Corp.                  1,990,020
       485          Grupo Televisa SA ADR                             19,332
   245,251   @,L    Liberty Media Corp.                            2,916,034
    32,265    @     Playboy Enterprises, Inc.                        521,402
    43,575   @,L    Sinclair Broadcast Group, Inc.                   650,139
    27,830          Walt Disney Co.                                  649,274
                                                                 -----------
                                                                   6,746,201
                                                                 -----------
                    MISCELLANEOUS MANUFACTURING: 5.2%
   107,915    @@    Tyco Intl. Ltd.                                2,859,748
                                                                 -----------
                                                                   2,859,748
                                                                 -----------
                    OIL AND GAS: 7.9%
    14,920          Anadarko Petroleum Corp.                         761,069
    12,460          EOG Resources, Inc.                              575,278
   180,000   @,L    Magnum Hunter Resources, Inc.                  1,711,800
    10,985          Murphy Oil Corp.                                 717,430
    23,000          SK Corp.                                         528,913
                                                                 -----------
                                                                   4,294,490
                                                                 -----------
                    PACKAGING AND CONTAINERS: 1.0%
    24,070          Packaging Corp. of America                       526,170
                                                                 -----------
                                                                     526,170
                                                                 -----------
                    PIPELINES: 1.4%
    18,152    @     Kinder Morgan Management LLC                     779,810
                                                                 -----------
                                                                     779,810
                                                                 -----------
                    RETAIL: 2.3%
     4,360          CVS Corp.                                        157,483
    21,207    L     Fred's, Inc.                                     656,993
    13,675          Pier 1 Imports, Inc.                             298,936
    12,775   @, L   Toys R US, Inc.                                  161,476
                                                                 -----------
                                                                   1,274,888
                                                                 -----------
                    SEMICONDUCTORS: 2.7%
   100,400   @,L    Advanced Micro Devices, Inc.                   1,495,960
                                                                 -----------
                                                                   1,495,960
                                                                 -----------
                    SOFTWARE: 6.0%
    98,595    L     Computer Associates Intl., Inc.                2,695,587
    23,640    L     IMS Health, Inc.                                 587,690
                                                                 -----------
                                                                   3,283,277
                                                                 -----------
                    Total Common Stock
                     (Cost $38,807,424)                           49,459,326
                                                                 -----------
PREFERRED STOCK: 0.4%
                    ADVERTISING: 0.4%
     4,000    @     Interpublic Group of Cos., Inc.                  229,400
                                                                 -----------
                    Total Preferred Stock
                     (Cost $206,425)                                 229,400
                                                                 -----------

                 See Accompanying Notes to Financial Statements

ING
JANUS
SPECIAL
EQUITY
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

Principal
  Amount                                                            Value
----------------------------------------------------------------------------
CORPORATE BONDS: 0.0%
                    RETAIL: 0.0%
$   25,000   @,**   Ames Department Stores, Inc., 10.000%, due
                     04/15/06                                    $       188
                                                                 -----------
                    Total Corporate Bonds
                     (Cost $11,111)                                      188
                                                                 -----------
                    Total Long-Term Investments
                     (Cost $39,024,960)                           49,688,914
                                                                 -----------
SHORT-TERM INVESTMENTS: 9.2%
                    BANKS: 4.6%
 2,500,000          Prudential Funding LLC, 0.850%, due
                     01/02/04                                      2,499,941
                                                                 -----------
                                                                   2,499,941
                                                                 -----------
                    FEDERAL HOME LOAN BANK: 4.6%
 2,500,000          0.600%, due 01/02/04                           2,499,896
                                                                 -----------
                                                                   2,499,896
                                                                 -----------
                    Total Short-Term Investments
                     (Cost $4,999,889)                             4,999,837
                                                                 -----------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $44,024,849)*                       100.0% $54,688,751
              OTHER ASSETS AND LIABILITIES-NET            (0.0)     (14,128)
                                                        ------  -----------
              NET ASSETS                                 100.0% $54,674,623
                                                        ======  ===========

 @     Non-income producing security
 @@    Foreign Issuer
 **    Defaulted security
 ADR   American Depository Receipt
 GDR   Global Depository Receipt
 #     Securities purchased pursuant to Rule 144A, under the
       Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These
       securities have been determined to be liquid under the
       guidelines established by the Portfolio's Board of Trustees.
 I     Illiquid Security
 L     Loaned security, a portion or all of the security is on loan at December 31, 2003
 *     Cost for federal income tax purposes is $44,464,876. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                              $10,445,271
      Gross Unrealized Depreciation                                 (221,396)
                                                                 -----------
      Net Unrealized Appreciation                                $10,223,875
                                                                 ===========

At December 31, 2003 the following forward foreign currency contracts were outstanding for the Janus Special Equity Portfolio.

                                                                              UNREALIZED
                                                                             APPRECIATION
                             SETTLEMENT DATE   IN EXCHANGE FOR    VALUE     (DEPRECIATION)
                             ---------------   ---------------    -----     --------------
CURRENCY
----------------
Swedish Krona                                      USD
SEK 6,200,000       Buy         04/16/04           799,432       $857,409      $(57,977)
Swedish Krona
SEK 2,800,000       Buy         04/16/04           360,602        387,217       (26,615)
Korean Won
KRW 190,000,000     Buy         05/14/04           159,610        157,671         1,939
                                                                               --------
                                                                               $(82,653)
                                                                               ========

                 See Accompanying Notes to Financial Statements

ING
JENNISON
EQUITY
OPPORTUNITIES
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 89.2%
                     ADVERTISING: 1.5%
    330,000   @,L    Interpublic Group of Cos., Inc.           $  5,148,000
                                                               ------------
                                                                  5,148,000
                                                               ------------
                     AEROSPACE/DEFENSE: 3.4%
     79,200          Goodrich Corp.                               2,351,448
     47,700          Lockheed Martin Corp.                        2,451,780
     70,200    L     Northrop Grumman Corp.                       6,711,120
                                                               ------------
                                                                 11,514,348
                                                               ------------
                     AIRLINES: 1.5%
    391,300   @,L    AMR Corp.                                    5,067,335
                                                               ------------
                                                                  5,067,335
                                                               ------------
                     APPAREL: 1.7%
    202,000          Polo Ralph Lauren Corp.                      5,817,600
                                                               ------------
                                                                  5,817,600
                                                               ------------
                     AUTO MANUFACTURERS: 0.6%
     41,800   @,L    Navistar International Corp.                 2,001,802
                                                               ------------
                                                                  2,001,802
                                                               ------------
                     BANKS: 5.8%
    189,200          Bank of New York Co., Inc.                   6,266,304
    103,600          Bank One Corp.                               4,723,124
    182,000          Mellon Financial Corp.                       5,844,020
     76,000          Southwest Bancorp of Texas, Inc.             2,952,600
                                                               ------------
                                                                 19,786,048
                                                               ------------
                     BIOTECHNOLOGY: 1.9%
    103,300          Cambrex Corp.                                2,609,358
    148,900    @     Medimmune, Inc.                              3,782,060
                                                               ------------
                                                                  6,391,418
                                                               ------------
                     CHEMICALS: 3.5%
    194,700          Great Lakes Chemical Corp.                   5,293,893
    200,700    L     IMC Global, Inc.                             1,992,951
    236,800          Olin Corp.                                   4,750,208
                                                               ------------
                                                                 12,037,052
                                                               ------------
                     COAL: 2.4%
    159,900          Arch Coal, Inc.                              4,984,083
    118,100    L     Consol Energy, Inc.                          3,058,790
                                                               ------------
                                                                  8,042,873
                                                               ------------
                     COMMERCIAL SERVICES: 2.0%
     75,400    @     Hewitt Associates, Inc.                      2,254,460
     98,100    L     Manpower, Inc.                               4,618,548
                                                               ------------
                                                                  6,873,008
                                                               ------------
                     COMPUTERS: 2.3%
    288,500    @     Ceridian Corp.                               6,041,190
    117,000   @,L    Mentor Graphics Corp.                        1,701,180
                                                               ------------
                                                                  7,742,370
                                                               ------------
                     COSMETICS/PERSONAL CARE: 1.7%
     99,100          Kimberly-Clark Corp.                         5,855,819
                                                               ------------
                                                                  5,855,819
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 5.5%
    108,900          AG Edwards, Inc.                             3,945,447
     75,000    L     Eaton Vance Corp.                            2,748,000
    259,500          Janus Capital Group, Inc.                    4,258,395
     92,600          Merrill Lynch & Co., Inc.                    5,430,990
     84,300          National Financial Partners Corp.            2,322,465
                                                               ------------
                                                                 18,705,297
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     ELECTRONICS: 5.4%
    164,600   @,L    Agilent Technologies, Inc.                $  4,812,904
    111,900   @,L    Fisher Scientific Intl.                      4,629,303
    375,000          Symbol Technologies, Inc.                    6,333,750
    124,000   @,L    Vishay Intertechnology, Inc.                 2,839,600
                                                               ------------
                                                                 18,615,557
                                                               ------------
                     FOOD: 0.9%
    168,200   @,L    Kroger Co.                                   3,113,382
                                                               ------------
                                                                  3,113,382
                                                               ------------
                     FOREST PRODUCTS & PAPER: 5.7%
    264,500          Boise Cascade Corp.                          8,691,470
    132,000          MeadWestvaco Corp.                           3,927,000
    109,900          Temple-Inland, Inc.                          6,887,433
                                                               ------------
                                                                 19,505,903
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 0.9%
    131,600    @     Apogent Technologies, Inc.                   3,032,064
                                                               ------------
                                                                  3,032,064
                                                               ------------
                     HEALTHCARE -- SERVICES: 0.7%
     31,000          Quest Diagnostics                            2,266,410
                                                               ------------
                                                                  2,266,410
                                                               ------------
                     HOME FURNISHINGS: 0.9%
    107,900          Maytag Corp.                                 3,005,015
                                                               ------------
                                                                  3,005,015
                                                               ------------
                     INSURANCE: 2.5%
    400,600    @     Alea Group Holdings Bermuda Ltd.             1,839,457
     85,300   @@,L   XL Capital Ltd.                              6,615,015
                                                               ------------
                                                                  8,454,472
                                                               ------------
                     INTERNET: 0.7%
    239,900   @,L    Doubleclick, Inc.                            2,451,778
                                                               ------------
                                                                  2,451,778
                                                               ------------
                     MEDIA: 6.0%
    450,784    @     Hughes Electronics Corp.                     7,460,481
    249,300   @,L    Radio One, Inc.                              4,811,490
    133,800    L     Viacom, Inc.                                 5,938,044
     68,400   @,L    Westwood One, Inc.                           2,339,964
                                                               ------------
                                                                 20,549,979
                                                               ------------
                     MINING: 2.3%
    123,400          Barrick Gold Corp.                           2,802,414
     84,900   @,L    Compass Minerals International, Inc.         1,212,372
    241,100    L     Harmony Gold Mining Co. Ltd. ADR             3,913,053
                                                               ------------
                                                                  7,927,839
                                                               ------------
                     OIL AND GAS: 5.9%
     38,300          Amerada Hess Corp.                           2,036,411
    270,500   @,L    Rowan Cos., Inc.                             6,267,485
     98,300    @     Spinnaker Exploration Co.                    3,172,141
     51,200          Total SA                                     4,736,512
    167,600   @,L    Transocean, Inc.                             4,024,076
                                                               ------------
                                                                 20,236,625
                                                               ------------
                     OIL AND GAS SERVICES: 6.6%
     73,600   @,L    BJ Services Co.                              2,642,240
     87,000    @     FMC Technologies, Inc.                       2,027,100
    214,500          Halliburton Co.                              5,577,000
    129,000    L     Schlumberger Ltd.                            7,058,880
    154,400   @,L    Weatherford Intl. Ltd.                       5,558,400
                                                               ------------
                                                                 22,863,620
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
JENNISON
EQUITY
OPPORTUNITIES
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     PHARMACEUTICALS: 5.3%
    114,000          Bristol-Myers Squibb Co.                  $  3,260,400
     62,000   @,L    Medco Health Solutions, Inc.                 2,107,380
    105,400          Merck & Co., Inc.                            4,869,480
    224,400          Pfizer, Inc.                                 7,928,052
                                                               ------------
                                                                 18,165,312
                                                               ------------
                     RETAIL: 5.7%
     93,800   @,L    Brinker Intl., Inc.                          3,110,408
    130,900   @,L    Costco Wholesale Corp.                       4,866,862
    125,600          Limited Brands                               2,264,568
     59,800   @,L    Linens 'N Things, Inc.                       1,798,784
     83,700    L     Nordstrom, Inc.                              2,870,910
    115,800    L     Wendy's Intl., Inc.                          4,543,992
                                                               ------------
                                                                 19,455,524
                                                               ------------
                     SOFTWARE: 1.9%
    182,400    L     Microsoft Corp.                              5,023,296
     65,200    @     Sybase, Inc.                                 1,341,816
                                                               ------------
                                                                  6,365,112
                                                               ------------
                     TELECOMMUNICATIONS: 2.4%
     54,000          Motorola, Inc.                                 759,780
    190,400          SBC Communications, Inc.                     4,963,728
    297,200   @,L    Tellabs, Inc.                                2,505,396
                                                               ------------
                                                                  8,228,904
                                                               ------------
                     TRANSPORTATION: 1.6%
    132,100    L     CSX Corp.                                    4,747,674
     36,700    @     Overnite Corp                                  834,925
                                                               ------------
                                                                  5,582,599
                                                               ------------
                     Total Common Stock
                      (Cost $254,954,106)                       304,803,065
                                                               ------------
PREFERRED STOCK: 1.3%
                     MEDIA: 1.3%
    151,434    L     News Corp. Ltd.                              4,580,877
                                                               ------------
                     Total Preferred Stock
                      (Cost $3,932,124)                           4,580,877
                                                               ------------
                     Total Long-Term Investments
                      (Cost $258,886,230)                       309,383,942
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 8.5%
                     COMMERCIAL PAPER: 8.5%
$14,096,000          American Express, .50%, due 01/02/04        14,096,000
 15,000,000          General Electric, .75%, due 01/02/04        15,000,000
                                                               ------------
                     Total Short-Term Investments
                      (Cost $29,096,000)                         29,096,000
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $287,982,230)*                      99.0% $338,479,942
              OTHER ASSETS AND LIABILITIES-NET            1.0     3,492,058
                                                       ------  ------------
              NET ASSETS                                100.0% $341,972,000
                                                       ======  ============

 @      Non-income producing security
 @@     Foreign issuer
 ADR    American Depositary Receipt
 L      Loaned security, a portion or all of the security is on loan at December 31, 2003
 *      Cost for federal income tax purposes is $289,895,705. Net
        unrealized appreciation consists of:

       Gross Unrealized Appreciation                             $50,781,985
       Gross Unrealized Depreciation                              (2,197,748)
                                                                 -----------
       Net Unrealized Appreciation                               $48,584,237
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
JPMORGAN
SMALL CAP
EQUITY
PORTFOLIO       PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 97.5%
                      AEROSPACE/DEFENSE: 2.4%
      15,450    @     Alliant Techsystems, Inc.                 $   892,392
      20,700          Curtiss-Wright Corp.                          931,707
                                                                -----------
                                                                  1,824,099
                                                                -----------
                      APPAREL: 1.8%
      39,500    @     Quiksilver, Inc.                              700,335
      13,600    @     Timberland Co.                                708,152
                                                                -----------
                                                                  1,408,487
                                                                -----------
                      AUTO MANUFACTURERS: 1.3%
      19,900          Oshkosh Truck Corp.                         1,015,497
                                                                -----------
                                                                  1,015,497
                                                                -----------
                      AUTO PARTS & EQUIPMENT: 0.9%
       8,500          Borgwarner, Inc.                              723,095
                                                                -----------
                                                                    723,095
                                                                -----------
                      BANKS: 6.6%
      21,300          East-West Bancorp, Inc.                     1,143,384
      10,800          Hancock Holding Co.                           589,356
      11,400          Hudson United BanCorp.                        421,230
       8,586          MB Financial Corp.                            312,530
      13,900          South Financial Group, Inc.                   387,254
      18,200          UCBH Holdings, Inc.                           709,254
      22,100          United Bankshares, Inc.                       689,520
      15,900          Wintrust Financial Corp.                      717,090
                                                                -----------
                                                                  4,969,618
                                                                -----------
                      BIOTECHNOLOGY: 0.5%
      21,500    @     Serologicals Corp.                            399,900
                                                                -----------
                                                                    399,900
                                                                -----------
                      CHEMICALS: 2.5%
      23,400          Albemarle Corp.                               701,298
      24,400          Georgia Gulf Corp.                            704,672
      22,200          Spartech Corp.                                547,008
                                                                -----------
                                                                  1,952,978
                                                                -----------
                      COMMERCIAL SERVICES: 1.7%
      14,700          Banta Corp.                                   595,350
      77,300    @     MPS Group, Inc.                               722,755
                                                                -----------
                                                                  1,318,105
                                                                -----------
                      COMPUTERS: 5.4%
      26,300    @     CACI Intl., Inc.                            1,278,706
      22,000    @     Hutchinson Technology, Inc.                   676,280
      19,100          Imation Corp.                                 671,365
      29,400    @     Intergraph Corp.                              703,248
      18,600    @     Micros Systems, Inc.                          806,496
                                                                -----------
                                                                  4,136,095
                                                                -----------
                      DISTRIBUTION/WHOLESALE: 0.7%
      10,900          Hughes Supply, Inc.                           540,858
                                                                -----------
                                                                    540,858
                                                                -----------
                      DIVERSIFIED FINANCIAL SERVICES: 2.1%
      11,200   @,L    Affiliated Managers Group                     779,408
      23,000          Raymond James Financial, Inc.                 867,100
                                                                -----------
                                                                  1,646,508
                                                                -----------
                      ELECTRICAL COMPONENTS & EQUIPMENT: 1.2%
      18,800          Ametek, Inc.                                  907,288
                                                                -----------
                                                                    907,288
                                                                -----------
                      ELECTRONICS: 1.7%
      10,000          Brady Corp.                                   407,500
       8,800   @,L    Cymer, Inc.                                   406,472
      11,000    @     Varian, Inc.                                  459,030
                                                                -----------
                                                                  1,273,002
                                                                -----------

   Shares                                                          Value
---------------------------------------------------------------------------
                      ENGINEERING & CONSTRUCTION: 0.4%
       6,000    @     Jacobs Engineering Group, Inc.            $   288,060
                                                                -----------
                                                                    288,060
                                                                -----------
                      ENVIRONMENTAL CONTROL: 0.9%
      19,000   @,L    Waste Connections, Inc.                       717,630
                                                                -----------
                                                                    717,630
                                                                -----------
                      FOOD: 1.4%
      34,900    @     Hain Celestial Group, Inc.                    810,029
       8,300    @     Performance Food Group Co.                    300,211
                                                                -----------
                                                                  1,110,240
                                                                -----------
                      GAS: 1.1%
      13,600          Atmos Energy Corp.                            330,480
      12,800          New Jersey Resources Corp.                    492,928
                                                                -----------
                                                                    823,408
                                                                -----------
                      HAND/MACHINE TOOLS: 1.4%
      14,000          Kennametal, Inc.                              556,500
      21,800          Regal-Beloit Corp.                            479,600
                                                                -----------
                                                                  1,036,100
                                                                -----------
                      HEALTHCARE -- PRODUCTS: 6.4%
      22,200          Cooper Cos., Inc.                           1,046,286
      11,300          Datascope Corp.                               405,105
       8,500    @     Idexx Laboratories, Inc.                      393,380
      18,300          Invacare Corp.                                738,771
      13,800    @     Ocular Sciences, Inc.                         396,198
      77,000    @     PSS World Medical, Inc.                       929,390
       8,300    @     Respironics, Inc.                             374,247
      22,900    @     Sybron Dental Specialties, Inc.               643,490
                                                                -----------
                                                                  4,926,867
                                                                -----------
                      HEALTHCARE -- SERVICES: 2.7%
      10,100    @     Amerigroup Corp.                              430,765
      12,500    @     Coventry Health Care, Inc.                    806,125
      16,100    @     Kindred Healthcare Inc                        836,878
                                                                -----------
                                                                  2,073,768
                                                                -----------
                      HOME BUILDERS: 2.4%
       1,800    @     NVR, Inc.                                     838,800
      14,900          Winnebago Industries                        1,024,375
                                                                -----------
                                                                  1,863,175
                                                                -----------
                      HOME FURNISHINGS: 1.1%
      11,200          Harman Intl. Industries, Inc.                 828,576
                                                                -----------
                                                                    828,576
                                                                -----------
                      HOUSEHOLD PRODUCTS/WARES: 3.9%
      24,600          Church & Dwight, Inc.                         974,160
      21,600    @     Fossil, Inc.                                  605,016
      27,250    @     Jarden Corp.                                  745,015
      11,900    @     Scotts Co.                                    704,004
                                                                -----------
                                                                  3,028,195
                                                                -----------
                      HOUSEWARES: 1.1%
      17,600          Toro Co.                                      816,640
                                                                -----------
                                                                    816,640
                                                                -----------
                      INSURANCE: 2.2%
      11,800          HCC Insurance Holdings, Inc.                  375,240
       2,300    @     Markel Corp.                                  583,073
      24,500    L     Platinum Underwriters Holdings Ltd.           735,000
                                                                -----------
                                                                  1,693,313
                                                                -----------
                      INTERNET: 0.8%
      16,800    @     Avocent Corp.                                 613,536
                                                                -----------
                                                                    613,536
                                                                -----------

                 See Accompanying Notes to Financial Statements

ING
JPMORGAN
SMALL CAP
EQUITY
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
                      LEISURE TIME: 1.2%
      10,300    L     Polaris Industries, Inc.                  $   912,374
                                                                -----------
                                                                    912,374
                                                                -----------
                      LODGING: 1.7%
      42,200          Boyd Gaming Corp.                             681,108
      44,200          Extended Stay America, Inc.                   640,016
                                                                -----------
                                                                  1,321,124
                                                                -----------
                      MACHINERY -- DIVERSIFIED: 3.1%
      18,800          IDEX Corp.                                    781,892
      40,800          Wabtec Corp                                   695,232
      13,700    @     Zebra Technologies Corp.                      909,269
                                                                -----------
                                                                  2,386,393
                                                                -----------
                      MEDIA: 1.9%
      29,400    @     Emmis Communications Corp.                    795,270
      41,900   @,L    Sinclair Broadcast Group, Inc.                625,148
                                                                -----------
                                                                  1,420,418
                                                                -----------
                      METAL FABRICATE/HARDWARE: 0.8%
      24,500          Kaydon Corp.                                  633,080
                                                                -----------
                                                                    633,080
                                                                -----------
                      MINING: 0.3%
      11,700    @     Century Aluminum Co.                          222,417
                                                                -----------
                                                                    222,417
                                                                -----------
                      MISCELLANEOUS MANUFACTURING: 2.1%
      25,600    @     Actuant Corp.                                 926,720
      17,700          Aptargroup, Inc.                              690,300
                                                                -----------
                                                                  1,617,020
                                                                -----------
                      OIL AND GAS: 5.3%
      21,150          Patina Oil & Gas Corp.                      1,036,139
      49,800   @,L    Pride Intl., Inc.                             928,272
      39,700    @     Southwestern Energy Co.                       948,830
      22,900    L     St. Mary Land & Exploration Co.               652,650
      27,800    @     Swift Energy Co.                              468,430
                                                                -----------
                                                                  4,034,321
                                                                -----------
                      OIL AND GAS SERVICES: 1.0%
      17,100    @     Tetra Technologies, Inc.                      414,504
      18,200    @     Varco Intl., Inc.                             375,466
                                                                -----------
                                                                    789,970
                                                                -----------
                      PHARMACEUTICALS: 1.4%
      25,000    @     Medicines Co.                                 736,500
       6,700    @     Neurocrine Biosciences, Inc.                  365,418
                                                                -----------
                                                                  1,101,918
                                                                -----------
                      REITS: 1.7%
      10,800          Alexandria Real Estate Equities, Inc.         625,320
      12,300          Chelsea Property Group, Inc.                  674,163
                                                                -----------
                                                                  1,299,483
                                                                -----------
                      RETAIL: 9.5%
      25,800   @,L    Anntaylor Stores Corp.                      1,006,199
      18,800          Applebees Intl., Inc.                         738,276
      26,200   @,L    Chico's FAS, Inc.                             968,090
      16,200    @     Genesco, Inc.                                 245,106
      16,200          Lithia Motors, Inc.                           408,402
      32,400          Lone Star Steakhouse & Saloon                 751,032

   Shares                                                          Value
---------------------------------------------------------------------------
      18,500    @     Luby's, Inc.                              $    68,265
      19,200    @     Men's Wearhouse, Inc.                         480,192
      12,800    @     O'Reilly Automotive, Inc.                     491,008
      29,100          Pier 1 Imports, Inc.                          636,126
      14,600          Regis Corp.                                   576,992
      25,000   @,L    School Specialty, Inc.                        850,250
                                                                -----------
                                                                  7,219,938
                                                                -----------
                      SAVINGS AND LOANS: 0.5%
       7,100          Downey Financial Corp.                        350,030
                                                                -----------
                                                                    350,030
                                                                -----------
                      SEMICONDUCTORS: 3.8%
      32,100    @     Integrated Circuit Systems, Inc.              914,529
      24,600    @     International Rectifier Corp.               1,215,486
      18,400    @     Varian Semiconductor Equipment
                       Associates, Inc.                             803,896
                                                                -----------
                                                                  2,933,911
                                                                -----------
                      SOFTWARE: 2.2%
      26,900    @     Filenet Corp.                                 728,452
      14,200    @     Hyperion Solutions Corp.                      427,988
      16,800          Inter-Tel, Inc.                               419,664
       5,900    @     Transaction Systems Architects, Inc.          133,517
                                                                -----------
                                                                  1,709,621
                                                                -----------
                      TELECOMMUNICATIONS: 1.5%
      45,600    @     Commscope, Inc.                               744,648
      26,000    @     Tekelec                                       404,300
                                                                -----------
                                                                  1,148,948
                                                                -----------
                      TRANSPORTATION: 3.8%
      20,700          Arkansas Best Corp.                           649,773
      21,700    @     Landstar System, Inc.                         825,468
      17,000          UTI Worldwide, Inc.                           644,810
      42,550          Werner Enterprises, Inc.                      829,300
                                                                -----------
                                                                  2,949,351
                                                                -----------
                      WATER: 1.1%
       7,800          American States Water Co.                     195,000
      28,550          Philadelphia Suburban Corp.                   630,955
                                                                -----------
                                                                    825,955
                                                                -----------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $63,565,858)*                        97.5% $74,811,310
              OTHER ASSETS AND LIABILITIES-NET             2.5    1,880,222
                                                        ------  -----------
              NET ASSETS                                 100.0% $76,691,532
                                                        ======  ===========

 @    Non-income producing security
 L    Loaned security, a portion or all of the security is on loan at December 31, 2003
 *    Cost for federal income tax purposes is $63,612,215. Net
      unrealized appreciation consists of:

     Gross Unrealized Appreciation                                $11,473,877
     Gross Unrealized Depreciation                                   (274,782)
                                                                  -----------
     Net Unrealized Appreciation                                  $11,199,095
                                                                  ===========

                 See Accompanying Notes to Financial Statements

ING
JULIUS
BAER
FOREIGN
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 84.3%
                      AUSTRALIA: 2.5%
      28,760          Alumina Ltd.                              $   142,609
      23,336          AMP Ltd.                                       88,088
         414          Australia & New Zealand Banking Group
                       Ltd.                                           5,528
      28,473    @@    BHP Billiton Ltd.                             259,169
       2,711          CSL Ltd.                                       36,526
      61,135          John Fairfax Holdings Ltd.                    162,312
      13,057          Newcrest Mining Ltd.                          127,586
      16,062          News Corp. Ltd.                               144,841
      11,599    @     Sons of Gwalia Ltd.                            31,024
                                                                -----------
                                                                    997,683
                                                                -----------
                      AUSTRIA: 1.7%
       3,825    @     Bank Austria Creditanstalt AG                 195,399
       2,872          Erste Bank Der Oesterreichischen
                       Sparkassen AG                                354,544
         858          Omv AG                                        127,791
                                                                -----------
                                                                    677,734
                                                                -----------
                      BELGIUM: 0.5%
         916          Almanij NV                                     46,649
       8,076    @@    Fortis                                        162,913
                                                                -----------
                                                                    209,562
                                                                -----------
                      BRAZIL: 1.9%
       1,668          Aracruz Celulose SA                            58,447
      14,078          Centrais Eletricas Brasileiras SA             110,281
      18,247          Centrais Eletricas Brasileiras SA ADR         153,376
       5,010          Cia de Bebidas Das Americas ADR               127,805
       6,237          Cia Energetica de Minas Gerais ADR            114,761
         816          Telemig Celular Participacoes SA               26,194
       4,712    @     Telesp Celular Participacoes SA                31,005
       4,613          Uniao de Bancos Brasileiros SA                115,094
                                                                -----------
                                                                    736,963
                                                                -----------
                      CANADA: 1.6%
       3,856          Canadian Natural Resources Ltd.               195,060
       4,128          Encana Corp.                                  162,916
      20,270    @     Nortel Networks Corp.                          86,115
       3,723          Petro-Canada                                  184,126
                                                                -----------
                                                                    628,217
                                                                -----------
                      CHINA: 1.0%
      11,620    @     China Life Insurance Co. Ltd. ADR             383,112
                                                                -----------
                                                                    383,112
                                                                -----------
                      CZECHOSLOVAKIA: 2.1%
       8,915          Cesky Telecom AS                              100,644
      23,306          Komercni Banka AS                             722,486
                                                                -----------
                                                                    823,130
                                                                -----------
                      DENMARK: 0.8%
       3,410          Danske Bank A/S                                80,108
       1,821          ISS A/S                                        89,963
       4,296          TDC A/S                                       155,140
                                                                -----------
                                                                    325,211
                                                                -----------

   Shares                                                          Value
---------------------------------------------------------------------------
                      FINLAND: 2.0%
       9,773          Fortum Oyj                                $   100,836
      27,992          Nokia OYJ                                     478,261
       9,522          Sampo OYJ                                      98,493
       3,662          Tietoenator Oyj                               100,449
                                                                -----------
                                                                    778,039
                                                                -----------
                      FRANCE: 8.4%
       3,196    @@    Accor                                         144,865
      10,488   @,@@   Alcatel SA                                    135,272
       8,372    @     Altran Technologies SA                        108,029
       1,276    @     Atos Origin                                    82,068
       4,489    @@    AXA                                            96,484
       5,248    @@    BNP Paribas                                   331,613
       9,570          Bouygues                                      335,341
       1,681          Carrefour SA                                   92,543
       3,179          Cie de Saint-Gobain                           156,037
       5,821    @     France Telecom                                166,304
         972    @@    Lafarge SA                                     86,910
       2,955          LVMH Moet Hennessy Louis Vuitton SA           215,857
       2,322          Renault SA                                    160,506
      11,670    @     SCOR                                           19,283
       2,039          Societe Generale                              180,574
       3,202    @@    Total SA                                      594,092
      18,030   @,@@   Vivendi Universal SA                          438,789
                                                                -----------
                                                                  3,344,567
                                                                -----------
                      GERMANY: 5.7%
       3,094          BASF AG                                       173,410
       1,381    @@    Bayer AG                                       40,871
      11,182    @     Bayerische Hypo-und Vereinsbank AG            262,553
       2,965          Bayerische Motoren Werke AG                   138,190
      13,381    @@    Commerzbank AG                                261,105
       9,943   @,@@   Deutsche Telekom AG                           181,066
       1,556    @@    E.ON AG                                       101,998
       4,953    @     Fraport AG Frankfurt Airport Services
                       Worldwide                                    142,888
       1,217          Fresenius Medical Care AG                      86,731
       1,585          Henkel KGaA                                   114,956
       8,752    @     Hypo Real Estate Holding                      216,923
       1,607          KarstadtQuelle AG                              40,033
       3,876          Metro AG                                      171,768
       4,339    @@    Siemens AG                                    347,840
         272    @     Software AG                                     5,644
                                                                -----------
                                                                  2,285,976
                                                                -----------
                      GREECE: 0.4%
       1,506          Coca Cola Hellenic Bottling Co. SA             31,389
       8,934          Hellenic Telecommunications Organization
                       SA                                           118,364
                                                                -----------
                                                                    149,753
                                                                -----------
                      HONG KONG: 0.2%
      44,263          BOC Hong Kong Holdings Ltd.                    83,240
                                                                -----------
                                                                     83,240
                                                                -----------
                      HUNGARY: 3.1%
       1,880          Egis Rt.                                       76,499
         852          Gedeon Richter Rt.                            100,864
      34,129          Matav Magyar Tavkozlesi Rt                    129,705
       7,509          Matav Rt                                      140,493
      59,709    @     OTP Bank Rt                                   769,059
                                                                -----------
                                                                  1,216,620
                                                                -----------
                      INDONESIA: 0.2%
     202,800    @     Perusahaan Gas Negara PT                       37,321
      35,846          Telekomunikasi Indonesia Tbk PT                29,010
                                                                -----------
                                                                     66,331
                                                                -----------
                      IRELAND: 0.3%
       3,545          Bank of Ireland                                48,292
         603          Depfa Bank PLC                                 75,831
                                                                -----------
                                                                    124,123
                                                                -----------
                      ITALY: 1.3%
      21,548          Banca Intesa S.p.A.                            84,487
      12,821    @     Banca Nazionale del Lavoro S.p.A.              30,715
       5,016          Banca Popolare di Milano SCRL                  32,837
      14,434    @     Capitalia SpA                                  42,239
      66,256          Cassa di Risparmio di Firenze SpA             118,672
       3,644          Credito Emiliano SpA                           26,245
       6,661          Mediaset SpA                                   79,329

                 See Accompanying Notes to Financial Statements

ING
JULIUS
BAER
FOREIGN
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
                      ITALY (CONTINUED)
       2,412          Sanpaolo IMI SpA                          $    31,504
      26,255    @     Telecom Italia S.p.A.                          77,824
                                                                -----------
                                                                    523,852
                                                                -----------
                      JAPAN: 12.6%
      30,931          Bank of Yokohama Ltd.                         144,320
       2,480          Canon, Inc.                                   117,934
       5,000          Daiwa Securities Group Inc.                    34,431
       2,000    @@    Fuji Photo Film Co. Ltd.                       65,330
          35          Fuji Television Network Inc.                  191,237
      19,276    @@    Hitachi Ltd.                                  115,452
       2,912          Honda Motor Co. Ltd.                          130,809
       3,303    @@    Ito-Yokado Co. Ltd.                           104,780
       5,454          Kao Corp.                                     111,105
          17          KDDI Corp.                                     98,306
       6,000    @@    Matsushita Electric Industrial Co. Ltd.        83,495
          30    @@    Mitsubishi Tokyo Financial Group, Inc.        233,917
      22,159          Nikko Cordial Corp.                           125,041
          16          Nippon Telegraph & Telephone Corp.             78,041
      26,158          Nomura Holdings, Inc.                         443,888
     161,563          Nomura TOPIX Exchange Traded Fund           1,598,234
      19,000          Sanyo Electric Co. Ltd.                        99,753
      10,994          Shiseido Co. Ltd.                             133,831
       6,050    @@    Sony Corp.                                    209,673
          42    @@    Sumitomo Mitsui Financial Group, Inc.         227,061
      28,389    @@    The Bank of Fukuoka Ltd.                      119,532
       7,941    @     The Seiyu Ltd.                                 26,967
       5,000          The Sumitomo Trust & Banking Co. Ltd.          29,851
      14,000          Tokyo Broadcasting System, Inc.               225,009
       5,200    @@    Toyota Motor Corp.                            177,859
       1,861          Uni-Charm Corp.                                91,785
                                                                -----------
                                                                  5,017,641
                                                                -----------
                      LUXEMBOURG: 0.2%
       2,103    @     SBS Broadcasting SA                            68,558
                                                                -----------
                                                                     68,558
                                                                -----------
                      MEXICO: 1.0%
         858          Apasco SA de CV                                 7,070
       1,487    @     Coca-Cola Femsa SA                             31,584
       8,470          Fomento Economico Mexicano SA de CV            31,265
      36,250          Grupo Financiero Banorte SA de CV             125,809
       7,077          Grupo Financiero BBVA Bancomer                120,918
      12,098          Grupo Modelo SA                                28,960
      12,466          Kimberly-Clark de Mexico SA de CV              31,949
      10,912          Wal-Mart de Mexico SA de CV                    29,180
                                                                -----------
                                                                    406,735
                                                                -----------
                      NETHERLANDS: 2.9%
       2,152          Akzo Nobel NV                                  82,442
       1,391    @     ASM International NV                           28,746
       4,352          European Aeronautic Defense And Space
                       Co.                                          103,914
      19,795    @     Getronics NV                                   42,158
         941          Grolsch NV                                     26,837
       3,971          Heineken NV                                   151,217
       7,677   @,@@   Koninklijke Ahold NV                           58,488
      17,059    @@    Koninklijke Philips Electronics NV            499,059
       3,315    @@    Royal Dutch Petroleum Co.                     173,595
                                                                -----------
                                                                  1,166,456
                                                                -----------
                      NORWAY: 3.0%
      60,043          DnB Holding ASA                               400,720
       2,290          Norsk Hydro ASA                               141,381
       1,500          Sparebanken Midt-Norge                         54,225
       3,082          Sparebanken Rogaland                          149,166
      11,593          Statoil ASA                                   130,246
      23,522    @     Storebrand                                    153,094
      22,927          Telenor ASA                                   150,321
                                                                -----------
                                                                  1,179,153
                                                                -----------

   Shares                                                          Value
---------------------------------------------------------------------------
                      POLAND: 4.6%
      13,363    @     Agora SA                                  $   182,439
      14,897    @     Bank Pekao SA                                 431,053
      14,000    @     Bank Pekao SA GDR                             403,964
         869          Bank Przemyslowo-Handlowy PBK SA               82,421
      10,972    @     Bank Zachodni WBK SA                          221,908
       2,506    @     BRE Bank SA                                    61,932
       8,463    @     Budimex SA                                     80,947
       4,064          Orbis SA                                       30,076
      41,450          Telekomunikacja Polska SA                     167,776
      45,000          Telekomunikacja Polska SA GDR                 182,147
                                                                -----------
                                                                  1,844,663
                                                                -----------
                      PORTUGAL: 0.2%
       2,471    @     Jeronimo Martins                               32,602
       3,445    @@    Portugal Telecom SGPS SA                       34,676
                                                                -----------
                                                                     67,278
                                                                -----------
                      RUSSIA: 1.8%
         893          LUKOIL ADR                                     83,138
       3,498          MMC Norilsk Nickel                            232,617
      10,714    @     Sun Interbrew Ltd.                             86,494
       2,996          Unified Energy System                          83,588
      12,288          Uralsvyazinform                                93,635
       8,365    @     Wimm-Bill-Dann Foods OJSC                     142,205
                                                                -----------
                                                                    721,677
                                                                -----------
                      SPAIN: 2.2%
         441          Banco Pastor SA                                13,516
      17,404          Banco Santander Central Hispano SA            207,383
      19,888          Endesa SA                                     382,857
       4,804          Grupo Empresarial Ence SA                     103,921
       9,054          Promotora de Informaciones SA (PRISA)         131,333
       2,690          Repsol YPF SA                                  52,493
                                                                -----------
                                                                    891,503
                                                                -----------
                      SWEDEN: 3.0%
       3,232          Autoliv, Inc. ADR                             122,738
       6,104    @     Elekta AB                                     114,500
       2,624          Getinge AB                                     25,223
      45,779          Nordea AB                                     343,951
      39,513          Skandia Forsakrings AB                        144,491
       3,622          Svenska Cellulosa AB                          148,087
      83,502    @     Telefonaktiebolaget LM Ericsson               147,390
      26,430          TeliaSonera AB                                138,192
                                                                -----------
                                                                  1,184,572
                                                                -----------
                      SWITZERLAND: 6.0%
      16,637   @,@@   ABB Ltd.                                       84,345
       2,189          Baloise Holding Ltd.                           91,725
       2,812          Compagnie Financiere Richemont AG              67,708
       1,847          Converium Holding AG                           98,128
       5,283    @@    Credit Suisse Group                           192,750
         773    @@    Nestle SA                                     193,041
       9,985    @@    Novartis AG                                   457,026
       4,998    @@    Roche Holding AG                              505,252
         363          Sulzer AG                                      97,813
         637          Swatch Group AG                                76,644
         902    @     Swiss Life Holding                            165,558
       1,400    @@    UBS AG                                         95,818
       1,715   @,@@   Zurich Financial Services AG                  247,911
                                                                -----------
                                                                  2,373,719
                                                                -----------

                 See Accompanying Notes to Financial Statements

ING
JULIUS
BAER
FOREIGN
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
                      TURKEY: 1.5%
       8,154          Akbank TAS                                $    85,312
      11,924    @     Anadolu Efes Biracilik Ve Malt Sanayii
                       AS                                            30,044
     189,857    @     Sabanci Holding                               224,658
      57,859    @     Turkiye Garanti Bankasi AS                    168,838
      25,325    @     Turkiye IS Bankasi                            102,740
                                                                -----------
                                                                    611,592
                                                                -----------
                      UKRAINE: 0.0%
         419    I     Centrenergo                                     5,029
                                                                -----------
                                                                      5,029
                                                                -----------
                      UNITED KINGDOM: 11.6%
       9,673          Abbey National PLC                             92,020
           0    @     Acambis Plc                                         0
       2,979    @@    Astrazeneca PLC                               143,139
      51,878    @@    BP PLC                                        421,840
       6,792    @     British Sky Broadcasting PLC                   85,621
       3,535          Burberry Group PLC                             23,120
      21,270    @@    Diageo PLC                                    279,741
      29,262          Glaxosmithkline PLC                           675,398
      23,336    @     HHG PLC                                        16,879
      76,637          Hilton Group PLC                              308,358
      17,962    @@    HSBC Holdings PLC                             282,845
      14,040          Imperial Tobacco Group PLC                    276,932
       4,543          Lloyds TSB Group PLC                           36,504
       5,942          Pearson PLC                                    66,171
       8,468          Reckitt Benckiser Plc                         191,652
      22,400          Royal & Sun Alliance Insurance Group           35,542
       7,619          Royal Bank of Scotland Group PLC              224,949
      20,421          Smith & Nephew PLC                            170,831
      12,531    @@    Standard Chartered PLC                        207,464
      33,811    @@    Tesco PLC                                     156,008
     342,531    @@    Vodafone Group PLC                            851,083
      11,435          William Hill PLC                               87,409
                                                                -----------
                                                                  4,633,506
                                                                -----------
                      VENEZUELA: 0.0%
       1,183          Cia Anonima Nacional Telefonos de
                       Venezuela - CANTV ADR                         18,053
                                                                -----------
                                                                     18,053
                                                                -----------
                      Total Common Stock
                       (Cost $29,461,153)                        33,544,248
                                                                -----------
EQUITY-LINKED SECURITIES: 0.5%
                      INDIA: 0.5%
       1,125    @     Dr. Reddy's Laboratories                       35,213
      11,694    #     Dr. Reddy's Laboratories                       75,884
         967    #     ICICI Bank                                     30,352
       1,855          Housing Development Finance                    14,907
         729   @,#    Ranbaxy Laboratories                           22,882
       3,809    #     ICICI Bank                                     24,717
                                                                -----------
                      Total Equity-Linked Securities
                       Cost ($161,898)                              203,955
                                                                -----------
INVESTMENT COMPANIES: 4.1%
                      INDIA: 0.4%
       4,268          S&P CNX Nifty Index                           177,068
                                                                -----------
                                                                    177,068
                                                                -----------
                      UNITED STATES: 3.7%
      10,594          iShares MSCI EAFE Index Fund                1,449,047
                                                                -----------
                                                                  1,449,047
                                                                -----------
                      Total Investment Companies
                       (Cost $1,571,623)                          1,626,115
                                                                -----------
PREFERRED STOCK: 0.6%
                      BRAZIL: 0.2%
       3,436          Petroleo Brasileiro SA - Petrobras             90,991
                                                                -----------
                                                                     90,991
                                                                -----------
                      GERMANY: 0.4%
         575          Henkel Kgaa                                    45,103
       6,457          ProSieben SAT.1 Media AG                      104,658
                                                                -----------
                                                                    149,761
                                                                -----------
                      Total Preferred Stock
                       (Cost $200,728)                              240,752
                                                                -----------
WARRANTS: 0.5%
                      LUXEMBOURG: 0.5%
      22,769    @     Satyam Computer Services Ltd.                 182,152
                                                                -----------
                                                                    182,152
                                                                -----------
                      Total Warrants
                       (Cost $147,463)                              182,152
                                                                -----------
 Principal
   Amount                                                          Value
---------------------------------------------------------------------------
CORPORATE BONDS: 0.5%
                      FRANCE: 0.0%
$        180    +     AXA, Zero-coupon, .00%, due 12/21/04      $     3,630
                                                                -----------
                                                                      3,630
                                                                -----------
                      HUNGARY: 0.5%
  25,690,000   +++    Hungary Government Bond, 6.25%, due
                       06/12/08                                     110,125
  22,440,000   +++    Hungary Government Bond, 7.00%, due
                       06/24/09                                      98,328
                                                                -----------
                                                                    208,453
                                                                -----------
                      Total Corporate Bonds
                       (Cost $195,748)                              212,083
                                                                -----------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $31,738,613)*                        90.6% $36,009,305
              OTHER ASSETS AND LIABILITIES-NET             9.4    3,751,013
                                                        ------  -----------
              NET ASSETS                                 100.0% $39,760,318
                                                        ======  ===========

 @      Non-income producing security
 @@     Foreign issuer
 ADR    American Depositary Receipt
 GDR    Global Depositary Receipt
 I      Illiquid security
 +      Principal amount denominated in Euros.
 ++     Principal amount denominated in Great Britain Pounds.
 +++    Principal amount denominated in Hungarian Forints.
 #      Securities purchased pursuant to Rule 144A, under the
        Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These
        securities have been determined to be liquid under the
        guidelines established by the Portfolio's Board of Trustees.
 *      Cost for federal income tax purposes is $31,879,959. Net
        unrealized appreciation consists of:

       Gross Unrealized Appreciation                              $4,241,339
       Gross Unrealized Depreciation                                (111,993)
                                                                  ----------
       Net Unrealized Appreciation                                $4,129,346
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
JULIUS
BAER
FOREIGN
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

At December 31, 2003 the following forward foreign currency contracts were outstanding for the Julius Baer Foreign Portfolio.

                                                                             UNREALIZED
                                                                            APPRECIATION
                   BUY/SELL  SETTLEMENT DATE   IN EXCHANGE FOR   VALUE     (DEPRECIATION)
                   --------  ---------------   ---------------   -----     --------------
CURRENCY
--------------
Euro                                                 USD
EUR 20,868           Sell       01/02/2004         26,054       $ 26,322       $(268)
Indonesian Rupiah
IDR 220,889,936      Buy        01/02/2004         26,054         26,226         172
Japanese Yen
JPY 28,021,619       Buy        01/05/2004         262,007       261,469        (538)
                                                                               -----
                                                                               $(634)
                                                                               =====

                                                             Percentage of
Industry                                                      Net Assets
--------------------------------------------------------------------------
Banks                                                             22.4%
Telecommunications                                                 9.6%
Equity Fund                                                        8.2%
Oil and Gas                                                        5.9%
Pharmaceuticals                                                    5.0%
Media                                                              4.7%
Insurance                                                          3.9%
Electric                                                           2.7%
Diversified Financial Services                                     2.5%
Food                                                               2.1%
Beverages                                                          2.1%
Mining                                                             2.0%
Engineering & Construction                                         1.8%
Holding Companies-Diversified                                      1.6%
Auto Manufacturers                                                 1.5%
Electronics                                                        1.3%
Miscellaneous Manufacturing                                        1.2%
Computers                                                          1.1%
Healthcare-Products                                                1.0%
Entertainment                                                      1.0%
Household Products/Wares                                           0.9%
Retail                                                             0.8%
Forest Products & Paper                                            0.8%
Cosmetics/Personal Care                                            0.8%
Chemicals                                                          0.7%
Home Furnishings                                                   0.7%
Agriculture                                                        0.7%
Building Materials                                                 0.6%
Electrical Components & Equipment                                  0.6%
Sovereign                                                          0.5%
Lodging                                                            0.4%
Auto Parts & Equipment                                             0.3%
Office/Business Equipment                                          0.3%
Aerospace/Defense                                                  0.3%
Commercial Services                                                0.2%
Gas                                                                0.1%
Semiconductors                                                     0.1%
Apparel                                                            0.1%
Software                                                           0.0%
Other Assets and Liabilities, Net                                  9.4%
                                                                -------
NET ASSETS                                                       100.0%
                                                                =======

                 See Accompanying Notes to Financial Statements

ING
LIMITED
MATURITY
BOND
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 46.0%
                     FEDERAL HOME LOAN BANK: 2.3%
$ 5,000,000          5.25%, due 02/13/04                       $  5,023,930
  8,000,000    L     4.63%, due 04/15/05                          8,327,360
                                                               ------------
                                                                 13,351,290
                                                               ------------
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 22.6%
 12,500,000          3.25%, due 01/15/04                         12,510,743
  1,000,000          5.25%, due 02/15/04                          1,005,102
  2,500,000    L     5.00%, due 05/15/04                          2,535,950
 10,000,000          3.00%, due 07/15/04                         10,097,250
 12,500,000    L     4.50%, due 08/15/04                         12,753,688
  5,000,000    L     6.88%, due 01/15/05                          5,283,690
  5,000,000    L     7.00%, due 07/15/05                          5,404,135
  5,000,000    L     5.25%, due 01/15/06                          5,321,170
 10,000,000    L     5.50%, due 07/15/06                         10,780,890
 40,000,000    L     4.50%, due 07/23/07                         40,635,719
     86,523          7.00%, due 10/01/10                             92,326
     71,643          6.50%, due 11/01/10                             76,013
     32,855          6.50%, due 04/01/11                             34,859
     84,625          7.50%, due 04/01/11                             90,317
    124,010          6.00%, due 06/01/11                            130,410
     51,665          6.50%, due 03/01/13                             54,755
    134,050          6.00%, due 04/01/13                            140,835
     89,003          6.00%, due 04/01/13                             93,508
      1,242          3.88%, due 01/01/17                              1,257
     33,509          3.21%, due 07/01/24                             34,374
     29,645          9.00%, due 09/01/24                             33,083
     58,141          9.00%, due 01/01/25                             64,869
     24,372          8.00%, due 09/01/26                             26,482
 19,531,637          7.00%, due 07/15/31                         20,810,796
  1,836,000    W     6.50%, due 01/15/34                          1,923,210
                                                               ------------
                                                                129,935,431
                                                               ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 20.9%
 13,000,000    L     5.13%, due 02/13/04                         13,061,579
 13,500,000          4.75%, due 03/15/04                         13,599,684
  8,000,000    L     4.88%, due 04/16/04                          8,086,592
  5,000,000          4.13%, due 01/14/05                          5,142,800
  2,000,000    L     3.88%, due 03/15/05                          2,059,054
 10,000,000    L     5.75%, due 06/15/05                         10,602,340
  7,000,000    L     7.00%, due 07/15/05                          7,565,019
  8,000,000    L     6.00%, due 12/15/05                          8,619,024
  3,000,000    L     5.50%, due 02/15/06                          3,213,252
  6,675,000    L     2.38%, due 04/13/06                          6,675,701
 20,500,000    L     5.50%, due 05/02/06                         21,942,749
        629          8.50%, due 08/01/06                                668
     10,801          8.50%, due 08/01/06                             11,477
  9,500,000          5.25%, due 03/22/07                          9,584,617
     40,395          6.50%, due 04/01/11                             42,867
     67,075          6.50%, due 04/01/11                             71,180
    104,694          6.00%, due 02/01/13                            110,082
    254,724          6.00%, due 04/01/13                            267,874
    103,031          6.50%, due 04/01/13                            109,310
    106,914          6.50%, due 04/01/13                            113,431
  1,497,498          6.00%, due 10/01/16                          1,572,878
     41,770          3.39%, due 12/01/17                             42,953
  3,133,872          6.50%, due 10/01/22                          3,286,785
     30,761          8.00%, due 04/01/25                             33,505
    128,550          7.50%, due 08/01/27                            137,648
  1,738,753          6.50%, due 02/01/29                          1,838,790
    750,288          6.50%, due 10/01/32                            785,028
    334,099          7.00%, due 10/01/32                            353,883
    636,499          7.00%, due 10/01/32                            674,190
                                                               ------------
                                                                119,604,960
                                                               ------------
                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.2%
     39,328          6.00%, due 12/15/08                             41,632
     38,123          6.00%, due 01/15/09                             40,313
    136,938          6.50%, due 02/15/13                            146,085
    277,977          6.00%, due 04/15/13                            293,760
    110,499          8.00%, due 05/15/17                            121,756
     12,503          8.00%, due 06/15/17                             13,777
     14,933          8.00%, due 07/15/17                             16,455

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
$     7,020          9.50%, due 03/15/20                       $      7,866
      4,136          10.00%, due 04/15/20                             4,665
     52,843          9.50%, due 07/15/21                             59,234
     84,700          7.50%, due 01/15/24                             91,350
      8,061          8.50%, due 07/15/26                              8,827
     10,615          9.00%, due 12/15/26                             11,794
     55,985          7.50%, due 07/15/27                             60,189
                                                               ------------
                                                                    917,703
                                                               ------------
                     Total U.S. Government Agency Obligations
                      (Cost $260,982,079)                       263,809,384
                                                               ------------
CORPORATE BONDS: 36.5%
                     AGRICULTURE: 0.6%
  1,000,000          Altria Group, Inc., 6.38%, due 02/01/06      1,061,661
  2,000,000          Altria Group, Inc., 7.20%, due 02/01/07      2,165,820
                                                               ------------
                                                                  3,227,481
                                                               ------------
                     AUTO MANUFACTURERS: 0.7%
  3,934,000          DaimlerChrysler NA Holding Corp., 6.40%,
                      due 05/15/06                                4,217,232
                                                               ------------
                                                                  4,217,232
                                                               ------------
                     AUTO PARTS & EQUIPMENT: 0.2%
  1,084,000          Delphi Corp., 6.50%, due 05/01/09            1,169,430
                                                               ------------
                                                                  1,169,430
                                                               ------------
                     BANKS: 5.0%
  5,000,000    L     Bank of America Corp.,
                      5.25%, due 02/01/07                         5,351,124
    555,000          BankBoston Capital Trust III,
                      1.92%, due 06/15/27                           531,525
    144,000          BankBoston Corp.,
                      1.78%, due 06/08/28                           134,929
    428,000          Chase Capital VI,
                      1.79%, due 08/01/28                           404,543
    856,000    #     Corestates Capital Trust II,
                      1.80%, due 01/15/27                           810,741
  1,038,000          Corp. Andina de Fomento CAF,
                      7.25%, due 03/01/07                         1,156,293
    370,000    @@    Hong Kong & Shanghai Banking Corp. Ltd.,
                      1.31%, due 07/29/49                           302,357
    470,000    @@    HSBC Bank PLC,
                      1.35%, due 06/29/49                           378,536
  4,000,000    L     JP Morgan Chase & Co.,
                      5.25%, due 05/30/07                         4,273,015
    410,000          M & T Bank Corp.,
                      3.85%, due 04/01/13                           407,685
    730,000    @@    National Westminster Bank PLC,
                      1.31%, due 11/29/49                           606,811
    285,000          NationsBank Cap Trust III,
                      1.70%, due 01/15/27                           268,754
  1,500,000          NTC Capital Trust,
                      1.63%, due 01/15/27                         1,430,375
    440,000    @@    Societe Generale,
                      1.31%, due 11/29/49                           357,051
    850,000    @@    Standard Chartered PLC,
                      1.28%, due 01/29/49                           645,159
    280,000    @@    Standard Chartered PLC,
                      1.25%, due 07/29/49                           204,497
  2,380,000    @@    Standard Chartered PLC,
                      1.50%, due 11/29/49                         1,783,993
  1,920,000    @@    Standard Chartered PLC,
                      1.40%, due 12/29/49                         1,442,383

                 See Accompanying Notes to Financial Statements

ING
LIMITED
MATURITY
BOND
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
                     BANKS (CONTINUED)
$ 2,000,000          Union Planters Bank NA,
                      5.13%, due 06/15/07                      $  2,132,092
    387,000          Wachovia Capital Trust II,
                      1.65%, due 01/15/27                           366,207
  3,000,000          Wachovia Corp., 7.550%, Due 08/18/05,
                      7.55%, due 08/18/05                         3,271,673
  2,000,000          Wells Fargo & Co., 5.25%, due 12/01/07       2,144,084
                                                               ------------
                                                                 28,403,827
                                                               ------------
                     BEVERAGES: 0.4%
  2,000,000          PepsiAmericas, Inc., 3.88%, due 09/12/07     2,038,938
                                                               ------------
                                                                  2,038,938
                                                               ------------
                     CHEMICALS: 0.7%
  2,000,000          Chevron Phillips Chemical Co. LLC,
                      5.38%, due 06/15/07                         2,131,014
  1,596,000    #     Sociedad Quimica y Minera de Chile SA,
                      7.70%, due 09/15/06                         1,765,776
                                                               ------------
                                                                  3,896,790
                                                               ------------
                     COMMERCIAL SERVICES: 0.1%
    616,000    L     GATX Rail Corp., 6.75%, due 03/01/06           640,817
                                                               ------------
                                                                    640,817
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 9.3%
    640,000          Associates Corp. of North America,
                      6.25%, due 11/01/08                           711,820
  2,000,000    L     Boeing Capital Corp.,
                      5.75%, due 02/15/07                         2,161,546
  2,000,000          Caterpillar Financial Services Corp.,
                      5.95%, due 05/01/06                         2,159,262
  1,000,000          Citigroup Global Markets Holdings, Inc.,
                      6.50%, due 02/15/08                         1,113,319
  4,000,000    L     Citigroup, Inc.,
                      5.00%, due 03/06/07                         4,249,660
  2,500,000          Countrywide Home Loans, Inc.,
                      4.25%, due 12/19/07                         2,580,680
  4,000,000          Credit Suisse First Boston,
                      5.75%, due 04/15/07                         4,337,952
  2,000,000    L     Ford Motor Credit Co.,
                      6.50%, due 01/25/07                         2,131,924
  2,640,000          Ford Motor Credit Co.,
                      7.20%, due 06/15/07                         2,868,423
    507,000    L     Ford Motor Credit Co.,
                      5.63%, due 10/01/08                           521,020
  3,000,000    L     General Electric Capital Corp.,
                      5.35%, due 03/30/06                         3,202,227
  1,000,000          General Electric Capital Corp.,
                      3.50%, due 08/15/07                         1,012,818
  5,301,000          General Motors Acceptance Corp.,
                      6.13%, due 08/28/07                         5,698,500
  6,000,000          Goldman Sachs Group, Inc.,
                      7.63%, due 08/17/05                         6,560,261
  1,200,000          Household Finance Corp.,
                      6.38%, due 11/27/12                         1,318,723
  1,635,000    L     Lehman Brothers Holdings, Inc.,
                      3.50%, due 08/07/08                         1,626,487
  4,000,000          Morgan Stanley,
                      5.80%, due 04/01/07                         4,351,152
  2,601,000    #     Pricoa Global Funding I,
                      3.90%, due 12/15/08                         2,605,258
  4,000,000          Wells Fargo Financial, Inc.,
                      4.88%, due 06/12/07                         4,249,084
                                                               ------------
                                                                 53,460,116
                                                               ------------
                     ELECTRIC: 3.7%
  3,000,000          Boston Edison Co.,
                      1.61%, due 10/15/05                         3,018,159
  2,000,000          Constellation Energy Group, Inc.,
                      6.35%, due 04/01/07                         2,190,484
  2,000,000          Dominion Resources, Inc.,
                      7.63%, due 07/15/05                         2,161,478
  1,442,000          Enterprise Capital Trust II,
                      2.36%, due 06/30/28                         1,275,697
  2,770,000          FirstEnergy Corp.,
                      5.50%, due 11/15/06                         2,871,551
  2,575,000          Nisource Finance Corp.,
                      7.63%, due 11/15/05                         2,814,413
  2,000,000    #     Power Contract Financing LLC,
                      5.20%, due 02/01/06                         2,031,046
  2,000,000          PPL Electric Utilities Corp.,
                      5.88%, due 08/15/07                         2,184,360
  2,498,000          Tampa Electric Co.,
                      5.38%, due 08/15/07                         2,657,023
                                                               ------------
                                                                 21,204,211
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
                     FOOD: 2.0%
$ 2,000,000          General Mills, Inc.,
                      5.13%, due 02/15/07                      $  2,126,042
  2,000,000          Kellogg Co.,
                      6.00%, due 04/01/06                         2,144,208
  3,000,000          Kraft Foods, Inc.,
                      5.25%, due 06/01/07                         3,194,196
  3,590,000          Tyson Foods, Inc.,
                      7.25%, due 10/01/06                         3,936,500
                                                               ------------
                                                                 11,400,946
                                                               ------------
                     FOREST PRODUCTS & PAPER: 0.5%
  3,000,000          Weyerhaeuser Co.,
                      5.50%, due 03/15/05                         3,124,074
                                                               ------------
                                                                  3,124,074
                                                               ------------
                     HEALTHCARE-SERVICES: 0.4%
  2,300,000          Wellpoint Health Networks,
                      6.38%, due 06/15/06                         2,509,167
                                                               ------------
                                                                  2,509,167
                                                               ------------
                     HOME BUILDERS: 0.2%
    920,000    L     Centex Corp.,
                      4.75%, due 01/15/08                           950,072
                                                               ------------
                                                                    950,072
                                                               ------------
                     INSURANCE: 1.9%
  3,000,000   #,L    AIG SunAmerica Global Financing XII,
                      5.30%, due 05/30/07                         3,216,579
  2,000,000          Allstate Corp.,
                      5.38%, due 12/01/06                         2,154,030
  2,000,000    #     Allstate Financial Global Funding,
                      7.13%, due 09/26/05                         2,176,188
  3,000,000          Marsh & McLennan Cos., Inc.,
                      5.38%, due 03/15/07                         3,211,440
                                                               ------------
                                                                 10,758,237
                                                               ------------
                     LODGING: 0.7%
  3,000,000          Marriott Intl., Inc.,
                      8.13%, due 04/01/05                         3,218,100
  1,000,000          MGM Mirage,
                      6.95%, due 02/01/05                         1,045,000
                                                               ------------
                                                                  4,263,100
                                                               ------------
                     MEDIA: 2.0%
  1,000,000    L     AOL Time Warner, Inc.,
                      6.15%, due 05/01/07                         1,089,021
  2,631,000          TCI Communications, Inc.,
                      6.88%, due 02/15/06                         2,858,008

                 See Accompanying Notes to Financial Statements

ING
LIMITED
MATURITY
BOND
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
                     MEDIA (CONTINUED)
$ 3,000,000          Time Warner Entertainment Co. LP,
                      7.25%, due 09/01/08                      $  3,444,969
  2,000,000          Viacom, Inc.,
                      7.75%, due 06/01/05                         2,163,266
  2,000,000    L     Viacom, Inc.,
                      5.63%, due 05/01/07                         2,164,024
                                                               ------------
                                                                 11,719,288
                                                               ------------
                     OIL AND GAS: 0.4%
  2,000,000          Ocean Energy, Inc.,
                      4.38%, due 10/01/07                         2,068,058
                                                               ------------
                                                                  2,068,058
                                                               ------------
                     OIL AND GAS SERVICES: 0.5%
  2,421,000          Halliburton Co.,
                      6.00%, due 08/01/06                         2,592,702
                                                               ------------
                                                                  2,592,702
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.4%
  1,980,000    #     Sealed Air Corp.,
                      6.95%, due 05/15/09                         2,227,769
                                                               ------------
                                                                  2,227,769
                                                               ------------
                     PHARMACEUTICALS: 0.6%
  3,000,000          Wyeth,
                      6.25%, due 03/15/06                         3,237,660
                                                               ------------
                                                                  3,237,660
                                                               ------------
                     PIPELINES: 1.3%
  1,000,000          Duke Energy Field Services LLC,
                      7.50%, due 08/16/05                         1,074,956
  1,000,000          Kinder Morgan Energy Partners LP,
                      5.35%, due 08/15/07                         1,072,290
  3,000,000          Kinder Morgan, Inc.,
                      6.65%, due 03/01/05                         3,169,278
  2,000,000          Northern Border Pipeline Co.,
                      6.25%, due 05/01/07                         2,175,128
                                                               ------------
                                                                  7,491,652
                                                               ------------
                     REITS: 1.0%
  2,000,000    L     New Plan Excel Realty Trust,
                      5.88%, due 06/15/07                         2,171,538
  2,000,000    L     Simon Property Group LP,
                      6.38%, due 11/15/07                         2,207,514
  1,150,000          Spieker Properties, Inc.,
                      7.25%, due 05/01/09                         1,320,972
                                                               ------------
                                                                  5,700,024
                                                               ------------
                     SAVINGS AND LOANS: 0.6%
  3,000,000          Washington Mutual, Inc.,
                      7.50%, due 08/15/06                         3,353,436
                                                               ------------
                                                                  3,353,436
                                                               ------------
                     TELECOMMUNICATIONS: 2.5%
  2,000,000          Ameritech Capital Funding,
                      7.50%, due 04/01/05                         2,139,174
  1,000,000          AT&T Wireless Services, Inc.,
                      7.35%, due 03/01/06                         1,094,188
  1,543,000    L     AT&T Wireless Services, Inc.,
                      7.50%, due 05/01/07                         1,731,280
  1,000,000    L     Deutsche Telekom International Finance
                      BV,
                      3.88%, due 07/22/08                         1,004,541
  2,673,000    L     Sprint Capital Corp.,
                      6.00%, due 01/15/07                         2,857,261
  4,000,000    L     Verizon Global Funding Corp.,
                      4.00%, due 01/15/08                         4,079,724
  1,435,000    L     Verizon Wireless Capital LLC,
                      5.38%, due 12/15/06                         1,532,544
                                                               ------------
                                                                 14,438,712
                                                               ------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
                     TRANSPORTATION: 0.8%
$ 4,000,000          Union Pacific Corp.,
                      6.79%, due 11/09/07                      $  4,472,492
                                                               ------------
                                                                  4,472,492
                                                               ------------
                     Total Corporate Bonds
                      (Cost $199,885,698)                       208,566,231
                                                               ------------
U.S. TREASURY OBLIGATIONS: 8.9%
                     U.S. TREASURY NOTES: 8.9%
  1,860,000    L     3.38%, due 04/30/04                          1,875,259
  1,450,000    L     3.25%, due 05/31/04                          1,463,765
  7,650,000    L     2.13%, due 08/31/04                          7,704,690
  3,765,000    L     1.88%, due 09/30/04                          3,787,503
  1,000,000    L     5.88%, due 11/15/04                          1,040,391
  1,000,000    L     6.75%, due 05/15/05                          1,072,344
  4,000,000    L     6.50%, due 08/15/05                          4,316,564
  3,020,000    L     5.75%, due 11/15/05                          3,243,435
 13,127,000    L     1.88%, due 11/30/05                         13,155,722
 13,111,000    L     1.88%, due 12/31/05                         13,123,809
     26,000    L     2.63%, due 11/15/06                             26,238
                                                               ------------
                     Total U.S. Treasury Obligations
                      (Cost $50,516,981)                         50,809,720
                                                               ------------
ASSET BACKED SECURITIES: 2.4%
                     AIRLINES: 0.2%
    983,746          American Airlines, Inc.,
                      6.98%, due 04/01/11                           994,934
                                                               ------------
                                                                    994,934
                                                               ------------
                     AUTOMOBILE ASSET BACKED SECURITIES: 1.8%
 10,000,000          World Omni Auto Receivables Trust,
                      4.05%, due 07/15/09                        10,328,310
                                                               ------------
                                                                 10,328,310
                                                               ------------
                     CREDIT CARD ASSET BACKED SECURITIES: 0.3%
  1,430,000          MBNA Credit Card Master Note Trust,
                      4.95%, due 06/15/09                         1,524,905
                                                               ------------
                                                                  1,524,905
                                                               ------------
                     OTHER ASSET BACKED SECURITIES: 0.1%
    284,976   #,I    Garanti Trade Payment Rights
                      MasterTrust, 10.81%, due 06/15/04             287,874
                                                               ------------
                                                                    287,874
                                                               ------------
                     Total Asset Backed Securities
                      (Cost $13,169,401)                         13,136,023
                                                               ------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.1%
                     DIVERSIFIED FINANCIAL SERVICES: 0.6%
  4,015,946          Nationslink Funding Corp.,
                      6.00%, due 08/20/30                         4,233,784
                                                               ------------
                                                                  4,233,784
                                                               ------------
                     OTHER ASSET BACKED SECURITIES: 0.5%
  1,600,000          Chase Funding Mortgage Loan,
                      2.73%, due 09/25/24                         1,590,148
  1,090,000          Residential Asset Mortgage Products,
                      Inc., 2.14%, due 02/25/30                   1,065,557
                                                               ------------
                                                                  2,655,705
                                                               ------------
                     Total Collateralized Mortgage
                      Obligations
                      (Cost $6,841,360)                           6,889,489
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
LIMITED
MATURITY
BOND
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
PREFERRED STOCK: 0.5%
                     BANKS: 0.5%
        254   #,XX   DG Funding Trust                          $  2,755,900
                                                               ------------
                     Total Preferred Stock
                      (Cost $2,763,119)                           2,755,900
                                                               ------------
                     Total Long-Term Investments
                      (Cost $534,158,638)                       545,966,747
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
REPURCHASE AGREEMENT: 3.8%
                     REPURCHASE AGREEMENT: 3.8%
$21,627,000          Goldman Sachs Repurchase Agreement dated
                      12/31/03, 0.990%, due 01/02/04,
                      $21,628,189 to be received upon
                      repurchase (Collateralized by various
                      U.S. Government Agency Obligations,
                      Market Value $22,059,876 1.875 to
                      7.000% due 01/15/05 to 09/15/29)           21,627,000
                                                               ------------
                     Total Repurchase Agreement
                      (Cost $21,627,000)                         21,627,000
                                                               ------------


             TOTAL INVESTMENTS IN SECURITIES
              (COST $555,785,638)*                       99.2% $567,593,747
             OTHER ASSETS AND LIABILITIES-NET             0.8     4,462,153
                                                       ------  ------------
             NET ASSETS                                 100.0% $572,055,900
                                                       ======  ============

 @@       Foreign issuer
 REITs    Real Estate Investment Trusts
 #        Securities with purchases pursuant to Rule 144A, under the
          Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These
          securities have been determined to be liquid under the
          guidelines established by the Portfolio's Board of Trustees.
 XX       Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures.
 L        Loaned security, a portion or all of the security is on loan at December 31, 2003.
 I        Illiquid security
 W        When-issued or delayed delivery security.
 *        Cost for federal income tax purposes is $555,839,970. Net
          unrealized appreciation consists of:

         Gross Unrealized Appreciation                             $12,884,861
         Gross Unrealized Depreciation                              (1,131,084)
                                                                   -----------
         Net Unrealized Appreciation                               $11,753,777
                                                                   ===========

                 See Accompanying Notes to Financial Statements

ING
LIQUID
ASSETS
PORTFOLIO(1)

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
CORPORATE NOTES: 53.0%
$ 8,500,000          American Honda Finance Corp,
                      1.31%, due 04/26/04                      $  8,504,967
  8,800,000          Associates Corp of N. America,
                      5.80%, due 04/20/04                         8,922,224
  7,200,000          Bank of America Corp.,
                      5.75%, due 03/01/04                         7,252,526
  6,250,000          Bank of New York Co., Inc.,
                      1.13%, due 01/27/05                         6,250,000
 13,400,000          Bank One Delaware NA,
                      1.39%, due 08/06/04                        13,421,860
  8,450,000          Bank One NA Illinois,
                      1.20%, due 02/23/04                         8,451,714
 11,000,000          Bank One NA Illinois,
                      1.04%, due 02/24/04                        10,999,836
 13,100,000          Barclays Bank PLC,
                      1.03%, due 03/08/04                        13,099,761
  6,500,000          Bear Stearns Cos., Inc.,
                      1.77%, due 05/24/04                         6,516,203
 11,500,000          BellSouth Corp,
                      4.16%, due 04/26/04                        11,598,544
  5,000,000          Bellsouth Telecommunications,
                      1.24%, due 01/04/05                         5,000,000
 11,500,000          BP Capital Markets PLC,
                      1.05%, due 03/08/04                        11,500,000
  7,300,000          Chase Manhattan Bank USA,
                      1.10%, due 06/30/04                         7,300,000
 12,200,000          Citigroup Global Markets Holdings, Inc.,
                      1.27%, due 02/20/04                        12,202,801
 13,300,000          Concord Minutemen Cap,
                      1.16%, due 01/13/05                        13,300,000
 13,100,000          General Electric Capital Corp.,
                      1.14%, due 01/28/04                        13,100,585
 13,000,000          General Electric Capital Corp.,
                      1.25%, due 01/07/05                        13,000,000
 10,550,000          GTE North Inc,
                      6.00%, due 01/15/04                        10,568,982
  4,100,000          HBOS Treasury Services Plc,
                      1.17%, due 01/22/04                         4,100,087
 10,000,000          HBOS Treasury Services Plc,
                      1.20%, due 02/14/04                        10,000,269
  9,200,000          HBOS Treasury Services PLC,
                      1.18%, due 08/23/04                         9,204,777
 14,000,000          HBOS Treasury Services PLC,
                      1.16%, due 01/24/05                        14,000,000
  4,200,000          Heller Financial, Inc.,
                      6.00%, due 03/19/04                         4,241,695
 17,700,000          KeyBank National Association,
                      1.18%, due 08/03/04                        17,705,119
  9,500,000          Lehman Brothers Holdings, Inc.,
                      1.47%, due 06/10/04                         9,513,934
 15,700,000          Merrill Lynch & Co., Inc.,
                      1.47%, due 03/08/04                        15,709,898
  8,200,000          Morgan Stanley,
                      1.46%, due 02/02/04                         8,202,477
 12,000,000          Rabobank Nederland NV NY,
                      1.04%, due 01/22/04                        12,000,000
 12,000,000          Rabobank Nederland NV NY,
                      1.05%, due 01/23/04                        12,000,000
 20,670,000          SBC Communications, Inc.,
                      4.18%, due 06/05/04                        20,929,996
 20,000,000          Toyota Motor Credit Corp.,
                      1.10%, due 01/16/04                        19,999,999
 10,500,000          US Bank National Association,
                      1.30%, due 04/13/04                        10,505,637
  2,795,000          Verizon New Jersey, Inc.,
                      5.88%, due 02/01/04                         2,805,020
  4,200,000          Wachovia Bank NA,
                      1.41%, due 02/20/04                         4,201,709
  5,100,000          Wachovia Bank NA,
                      1.35%, due 06/08/04                         5,105,922
  6,700,000          Wachovia Bank NA,
                      1.45%, due 07/30/04                         6,713,635
  9,600,000          Washington Mutual Bank,
                      1.16%, due 07/29/04                         9,600,000
  9,300,000          Washington Mutual Bank,
                      1.48%, due 05/17/04                         9,310,817
 12,000,000          Wells Fargo Bank, NA,
                      1.08%, due 01/26/04                        12,000,000
  6,500,000          Wells Fargo Bank, NA,
                      1.11%, due 02/06/04                         6,500,000
  7,000,000          Wells Fargo Bank, NA,
                      1.16%, due 02/01/05                         7,000,000
                                                               ------------
                     Total Corporate Notes
                      (Cost $412,346,717)                       412,340,994
                                                               ------------
COMMERCIAL PAPER: 19.8%
 10,000,000          Concord Minutemen,
                      1.18%, due 01/05/05                        10,000,000
  8,500,000          Concord Minutemen,
                      1.18%, due 01/10/05                         8,500,000

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
$ 9,300,000          Concord Minutemen,
                      1.10%, due 01/13/04                      $  9,296,652
  8,600,000          Crown Point Capital Co.,
                      1.10%, due 02/03/04                         8,591,328
  8,068,000          Crown Point Capital Co.,
                      1.17%, due 05/14/04                         8,032,864
  5,000,000          Crown Point Capital Co.,
                      1.12%, due 01/09/04                         4,998,778
  8,500,000          Edison Asset Securitization,
                      1.10%, due 01/12/04                         8,497,195
 13,100,000   #,I    Money Market Trust,
                      1.25%, due 02/19/04                        13,099,121
 23,000,000   #,I    Money Market Trust Series A,
                      1.31%, due 01/07/05                        23,000,001
  8,600,000          Old Line Funding Corp.,
                      1.10%, due 01/21/04                         8,594,744
  9,200,000    @@    Royal Bank of Scotland,
                      1.41%, due 10/21/04                         9,199,259
  1,900,000          St. Germain Holdings,
                      1.13%, due 01/02/04                         1,899,941
  8,400,000          St. Germain Holdings,
                      1.12%, due 01/08/04                         8,398,203
  4,500,000          Thunder Bay,
                      1.10%, due 01/14/04                         4,498,229
  8,400,000          Variable Funding,
                      1.08%, due 01/20/04                         8,395,212
 18,800,000          Verizon Global Funding,
                      1.26%, due 01/11/05                        18,800,000
                                                               ------------
                     Total Commercial Paper
                      (Cost $153,795,804)                       153,801,527
                                                               ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 16.6%
 14,500,000          Federal Home Loan Bank,
                      5.38%, due 01/05/04                        14,506,652
  6,200,000          Federal Home Loan Bank,
                      5.50%, due 02/25/04                         6,237,974
  8,600,000          Federal Home Loan Bank,
                      1.50%, due 12/07/04                         8,600,000
  5,100,000          Federal Home Loan Bank,
                      1.51%, due 12/08/04                         5,100,000
 20,850,000          Federal Home Loan Mortgage Corporation,
                      3.25%, due 01/15/04                        20,865,694
  2,700,000          Federal Home Loan Mortgage Corporation,
                      3.40%, due 02/20/04                         2,707,351

                 See Accompanying Notes to Financial Statements

ING
LIQUID
ASSETS
PORTFOLIO(1)

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
$11,000,000          Federal National Mortgage Association,
                      5.13%, due 02/13/04                      $ 11,049,096
 10,800,000          Federal National Mortgage Association,
                      1.20%, due 08/23/04                        10,800,000
  9,500,000          Federal National Mortgage Association,
                      1.25%, due 08/27/04                         9,500,000
  9,400,000          Federal National Mortgage Association,
                      1.30%, due 08/30/04                         9,400,000
  5,900,000          Federal National Mortgage Association,
                      1.45%, due 09/14/04                         5,900,000
  9,800,000          Federal National Mortgage Association,
                      1.35%, due 11/02/04                         9,800,000
  9,200,000          Federal National Mortgage Association,
                      1.43%, due 11/15/04                         9,200,000
  5,100,000          Federal National Mortgage Association,
                      1.63%, due 01/03/05                         5,100,000
                                                               ------------
                     Total U.S. Government Agency Obligations
                      (Cost $128,766,767)                       128,766,767
                                                               ------------
CERTIFICATES OF DEPOSIT: 4.0%
  8,100,000          Dexia Bank,
                      1.51%, due 12/07/04                         8,100,566
  9,700,000          HBOS Treasury Services,
                      1.12%, due 01/28/04                         9,700,142
 13,100,000          State Street Bank & Trust,
                      1.22%, due 07/06/04                        13,100,000
                                                               ------------
                     Total Certificates Of Deposit
                      (Cost $30,900,708)                         30,900,708
                                                               ------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES: 3.3%
  3,795,879          Chase Manhattan Auto Owner Trust,
                      1.06%, due 08/16/04                         3,795,879
  3,075,051          John Deere Owner Trust,
                      1.08%, due 08/13/04                         3,075,051
  9,500,000    I     Newcastle CDO I Ltd.,
                      1.17%, due 09/24/38                         9,500,000
  9,500,000          Putnam Structured Product CDO,
                      1.18%, due 02/16/04                         9,500,000
                                                               ------------
                     Total Collateralized Mortgage
                      Obligations
                      (Cost $25,870,930)                         25,870,930
                                                               ------------
REPURCHASE AGREEMENT: 3.0%
 23,622,000          Goldman Sachs Repurchase Agreement dated
                      12/31/03, 0.990%, due 01/02/04,
                      $23,623,299 to be received upon
                      repurchase (Collateralized by Various
                      U.S. Government & Agency Obligations,
                      0.000% to 6.250%, Market Value
                      $24,176,588 due 08/15/07 to 05/15/29)      23,622,000
                                                               ------------
                     Total Repurchase Agreement
                      (Cost $23,622,000)                         23,622,000
                                                               ------------


             TOTAL INVESTMENTS IN SECURITIES
              (COST $775,302,926)*                       99.7% $775,302,926
             OTHER ASSETS AND LIABILITIES-NET             0.3     2,657,943
                                                       ------  ------------
             NET ASSETS                                 100.0% $777,960,869
                                                       ======  ============

 *     Cost for federal income tax purposes is the same as for
       financial statement purposes.
 (1)   All securities with a maturity date greater than one year
       have either a variable rate, a demand feature, are
       prerefunded, a optional or mandatory put resulting in an
       effective maturity of one year or less. Rate shown reflects current rate.
 @@    Foreign issuer
 I     Illiquid security
 #     Securities with purchases pursuant to Rule 144A, under the
       Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These
       securities have been determined to be liquid under the
       guidelines established by the Portfolio's Board of Trustees.

                 See Accompanying Notes to Financial Statements

ING
MARSICO
GROWTH
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
COMMON STOCK: 95.8%
                  AEROSPACE/DEFENSE: 1.3%
    210,189       Lockheed Martin Corp                          $ 10,803,715
                                                                ------------
                                                                  10,803,715
                                                                ------------
                  AIRLINES: 1.8%
    301,724  @,L  Ryanair Holdings PLC                            15,279,303
                                                                ------------
                                                                  15,279,303
                                                                ------------
                  APPAREL: 0.6%
     69,637       Nike, Inc.                                       4,767,349
                                                                ------------
                                                                   4,767,349
                                                                ------------
                  AUTO MANUFACTURERS: 1.4%
    253,889       Bayerische Motoren Werke AG                     11,832,995
                                                                ------------
                                                                  11,832,995
                                                                ------------
                  BIOTECHNOLOGY: 7.3%
    272,771  @,L  Amgen, Inc.                                     16,857,248
    489,988  @,L  Genentech, Inc.                                 45,848,177
                                                                ------------
                                                                  62,705,425
                                                                ------------
                  COMPUTERS: 4.8%
    780,785  @,L  Dell, Inc.                                      26,515,459
  1,150,921  @,L  EMC Corp.                                       14,869,899
                                                                ------------
                                                                  41,385,358
                                                                ------------
                  COSMETICS/PERSONAL CARE: 2.4%
    209,374       Procter & Gamble Co.                            20,912,275
                                                                ------------
                                                                  20,912,275
                                                                ------------
                  DIVERSIFIED FINANCIAL SERVICES: 16.3%
    861,170       Citigroup, Inc.                                 41,801,191
    124,324   L   Countrywide Financial Corp.                      9,429,975
    330,914   L   Fannie Mae                                      24,838,405
    477,366   L   Merrill Lynch & Co., Inc.                       27,997,516
    907,182       SLM Corp.                                       34,182,618
                                                                ------------
                                                                 138,249,705
                                                                ------------
                  HEALTHCARE -- PRODUCTS: 8.0%
    860,576   @   Boston Scientific Corp.                         31,634,774
    275,035       Medtronic, Inc.                                 13,369,451
    333,608  @,L  Zimmer Holdings, Inc.                           23,486,003
                                                                ------------
                                                                  68,490,228
                                                                ------------
                  HEALTHCARE -- SERVICES: 6.4%
    152,076       Quest Diagnostics                               11,118,276
    749,614   L   UnitedHealth Group, Inc.                        43,612,543
                                                                ------------
                                                                  54,730,819
                                                                ------------
                  HOME BUILDERS: 3.6%
    184,658   L   Lennar Corp., Cl. A                             17,727,168
     12,028       Lennar Corp., Cl. B                              1,099,359
    183,777       Mdc Holdings, Inc.                              11,853,617
                                                                ------------
                                                                  30,680,144
                                                                ------------
                  MACHINERY -- CONSTRUCTION & MINING: 4.0%
    416,679       Caterpillar, Inc.                               34,592,691
                                                                ------------
                                                                  34,592,691
                                                                ------------
                  MEDIA: 0.4%
    163,303   L   Walt Disney Co.                                  3,809,859
                                                                ------------
                                                                   3,809,859
                                                                ------------
                  MISCELLANEOUS MANUFACTURING: 3.6%
    587,382       General Electric Co.                            18,197,094
    260,723   L   Honeywell Intl., Inc.                            8,715,970
    136,724  @@   Tyco Intl. Ltd.                                  3,623,186
                                                                ------------
                                                                  30,536,250
                                                                ------------

  Shares                                                           Value
----------------------------------------------------------------------------
                  PHARMACEUTICALS: 4.5%
    976,443  @,L  Caremark Rx, Inc.                             $ 24,733,301
    192,481       Eli Lilly & Co.                                 13,537,189
                                                                ------------
                                                                  38,270,490
                                                                ------------
                  RETAIL: 6.6%
    468,708       Lowe's Cos., Inc.                               25,961,736
    683,021   L   Tiffany & Co.                                   30,872,549
                                                                ------------
                                                                  56,834,285
                                                                ------------
                  SEMICONDUCTORS: 7.4%
  1,608,426   L   Intel Corp.                                     51,791,318
    231,268   L   Maxim Integrated Products                       11,517,146
                                                                ------------
                                                                  63,308,464
                                                                ------------
                  SOFTWARE: 3.4%
    616,200  @,L  Electronic Arts, Inc.                           29,442,036
                                                                ------------
                                                                  29,442,036
                                                                ------------
                  TELECOMMUNICATIONS: 9.1%
  1,522,502  @,L  Cisco Systems, Inc.                             36,981,574
    653,241  @,L  Nextel Communications, Inc.                     18,329,942
    404,258   L   Qualcomm, Inc.                                  21,801,634
                                                                ------------
                                                                  77,113,150
                                                                ------------
                  TRANSPORTATION: 2.9%
    373,718       FedEx Corp.                                     25,225,965
                                                                ------------
                                                                  25,225,965
                                                                ------------
                  Total Common Stock
                   (Cost $635,017,011)                           818,970,506
                                                                ------------
 Principal
  Amount                                                           Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 4.3%
                  FEDERAL HOME LOAN BANK: 4.3%
$37,000,000       Discount Notes, .60%, due 01/02/04              36,998,767
                                                                ------------
                  Total Short-Term Investments
                   (Cost $36,999,383)                             36,998,767
                                                                ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $672,016,394)*                     100.1% $855,969,273
              OTHER ASSETS AND LIABILITIES-NET           (0.1)     (471,067)
                                                       ------  ------------
              NET ASSETS                                100.0% $855,498,206
                                                       ======  ============

 @      Non-income producing security
 @@     Foreign issuer
 L      Loaned security, a portion or all of the security is on loan at December 31, 2003
 *      Cost for federal income tax purposes is $676,678,794. Net
        unrealized appreciation consists of:

       Gross Unrealized Appreciation                             $180,348,140
       Gross Unrealized Depreciation                               (1,057,661)
                                                                 ------------
       Net Unrealized Appreciation                               $179,290,479
                                                                 ============

                 See Accompanying Notes to Financial Statements

ING
MARSICO
GROWTH
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

At December 31, 2003 the following forward foreign currency contracts were outstanding for the Marsico Growth Portfolio.

                                                                           UNREALIZED
                                                                          APPRECIATION
               BUY/SELL  SETTLEMENT DATE   IN EXCHANGE FOR    VALUE      (DEPRECIATION)
               --------  ---------------   ---------------    -----      --------------
CURRENCY
--------------
Euro                                             USD
EUR 4,630,954    Buy        03/17/04          5,725,943     $5,828,925     $(102,982)
Euro                                             USD
EUR 4,186,120    Buy        03/17/04          5,166,091      5,269,018      (102,927)
                                                                           ---------
                                                                           $(205,909)
                                                                           =========

                 See Accompanying Notes to Financial Statements

ING
MERCURY
FOCUS
VALUE
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 91.8%
                      AEROSPACE/DEFENSE: 6.2%
       8,700          Boeing Co.                                $   366,618
      14,300          Goodrich Corp.                                424,567
      31,800          Raytheon Co.                                  955,272
                                                                -----------
                                                                  1,746,457
                                                                -----------
                      APPAREL: 0.5%
       4,100          Jones Apparel Group, Inc.                     144,443
                                                                -----------
                                                                    144,443
                                                                -----------
                      BANKS: 3.9%
      14,200          Bank One Corp.                                647,378
      13,600          Mellon Financial Corp.                        436,696
                                                                -----------
                                                                  1,084,074
                                                                -----------
                      CHEMICALS: 1.9%
      11,300          Du Pont EI de Nemours & Co.                   518,557
                                                                -----------
                                                                    518,557
                                                                -----------
                      COAL: 1.5%
      13,200          Arch Coal, Inc.                               411,444
                                                                -----------
                                                                    411,444
                                                                -----------
                      COMPUTERS: 5.4%
      30,100          Hewlett-Packard Co.                           691,397
      54,500    @     Unisys Corp.                                  809,325
                                                                -----------
                                                                  1,500,722
                                                                -----------
                      COSMETICS/PERSONAL CARE: 2.1%
       9,900          Kimberly-Clark Corp.                          584,991
                                                                -----------
                                                                    584,991
                                                                -----------
                      DIVERSIFIED FINANCIAL SERVICES: 5.1%
      17,500          Citigroup, Inc.                               849,450
       9,800          Morgan Stanley                                567,126
                                                                -----------
                                                                  1,416,576
                                                                -----------
                      ELECTRONICS: 3.5%
       9,700    @     Agilent Technologies, Inc.                    283,628
      12,800    @     Celestica Inc.                                192,896
      22,100          Thomas & Betts Corp.                          505,869
                                                                -----------
                                                                    982,393
                                                                -----------
                      FOOD: 3.0%
      17,900          Conagra Foods, Inc.                           472,381
       5,500    @@    Unilever NV                                   356,950
                                                                -----------
                                                                    829,331
                                                                -----------
                      FOREST PRODUCTS & PAPER: 1.3%
      26,300          Sappi Ltd. ADR                                359,521
                                                                -----------
                                                                    359,521
                                                                -----------
                      HEALTHCARE -- PRODUCTS: 0.5%
       4,700          Baxter Intl., Inc.                            143,444
                                                                -----------
                                                                    143,444
                                                                -----------
                      INSURANCE: 3.1%
       4,800          Hartford Financial Services Group, Inc.       283,344
      34,137          Travelers Property Casualty Corp.             572,819
                                                                -----------
                                                                    856,163
                                                                -----------
                      MEDIA: 7.7%
       4,400    @     Comcast Corp.                                 137,632
      60,316    @     Liberty Media Corp.                           717,157
      49,700    @     Time Warner, Inc.                             894,103
      10,000          Viacom, Inc.                                  443,800
                                                                -----------
                                                                  2,192,692
                                                                -----------
                      MISCELLANEOUS MANUFACTURING: 1.3%
      10,800          Honeywell Intl., Inc.                         361,044
                                                                -----------
                                                                    361,044
                                                                -----------
                      OIL AND GAS: 9.3%
      13,000          Ensco Intl., Inc.                             353,210
      21,300          Exxon Mobil Corp.                             873,300
      25,200          GlobalSantaFe Corp.                           625,716
      12,100    @     Rowan Cos., Inc.                              280,357
      20,600    @     Transocean, Inc.                              494,606
                                                                -----------
                                                                  2,627,189
                                                                -----------
                      OIL AND GAS SERVICES: 2.3%
      49,900    @     Grant Prideco, Inc.                           649,698
                                                                -----------
                                                                    649,698
                                                                -----------
                      PHARMACEUTICALS: 2.2%
      35,300          Schering-Plough Corp.                         613,867
                                                                -----------
                                                                    613,867
                                                                -----------
                      RETAIL: 6.0%
      31,200          Foot Locker, Inc.                             731,640
      16,300          McDonald's Corp.                              404,729
      42,100    @     Toys R US, Inc.                               532,144
                                                                -----------
                                                                  1,668,513
                                                                -----------
                      SEMICONDUCTORS: 4.0%
     100,700    @     LSI Logic Corp.                               893,209
      14,000    @     Micron Technology, Inc.                       188,580
       1,000    @     National Semiconductor Corp.                   39,410
                                                                -----------
                                                                  1,121,199
                                                                -----------
                      SOFTWARE: 5.0%
      58,500    @     Borland Software Corp.                        569,205
     210,700    @     Parametric Technology Corp.                   830,158
                                                                -----------
                                                                  1,399,363
                                                                -----------
                      TELECOMMUNICATIONS: 8.3%
     101,000    @     3Com Corp.                                    825,170
     130,820    @     Lucent Technologies, Inc.                     371,529
      32,500    @@    Nokia OYJ ADR                                 552,500
      11,900          SBC Communications, Inc.                      310,233
       8,100          Verizon Communications, Inc.                  284,148
                                                                -----------
                                                                  2,343,580
                                                                -----------
                      TOYS/GAMES/HOBBIES: 4.9%
      11,900          Hasbro, Inc.                                  253,232
     109,600          Topps Co.                                   1,124,496
                                                                -----------
                                                                  1,377,728
                                                                -----------

   Shares                                                          Value
---------------------------------------------------------------------------
                      TRANSPORTATION: 2.8%
       9,600          CSX Corp.                                 $   345,024
      18,600          Norfolk Southern Corp.                        439,890
                                                                -----------
                                                                    784,914
                                                                -----------
                      Total Common Stock
                       (Cost $22,527,772)                        25,717,903
                                                                -----------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $22,527,772)*                        91.8% $25,717,903
              OTHER ASSETS AND LIABILITIES-NET             8.2    2,300,330
                                                        ------  -----------
              NET ASSETS                                 100.0% $28,018,233
                                                        ======  ===========

 @     Non-income producing security
 @@    Foreign issuer
 ADR   American Depository Receipt
 *     Cost for federal income tax purposes is $22,587,340. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $3,145,882
      Gross Unrealized Depreciation                                  (15,319)
                                                                  ----------
      Net Unrealized Appreciation                                 $3,130,563
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
MERCURY
FUNDAMENTAL
GROWTH
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

Shares                                                              Value
----------------------------------------------------------------------------
COMMON STOCK: 96.4%
                APPAREL: 3.7%
 7,900    @     Coach, Inc.                                      $   298,225
 4,000          Nike, Inc.                                           273,840
                                                                 -----------
                                                                     572,065
                                                                 -----------
                BANKS: 1.2%
 2,200          Bank of America Corp.                                176,946
                                                                 -----------
                                                                     176,946
                                                                 -----------
                BIOTECHNOLOGY: 1.1%
 1,800    @     Genentech, Inc.                                      168,426
                                                                 -----------
                                                                     168,426
                                                                 -----------
                CHEMICALS: 2.7%
 9,000          Ecolab, Inc.                                         246,330
 4,300          Praxair, Inc.                                        164,260
                                                                 -----------
                                                                     410,590
                                                                 -----------
                COMMERCIAL SERVICES: 4.4%
 2,200    @     Apollo Group, Inc.                                   149,600
 3,900    @     Career Education Corp.                               156,273
 1,800    @     Hewitt Associates, Inc.                               53,820
 5,100          Paychex, Inc.                                        189,720
 4,400    @     Rent-A-Center, Inc.                                  131,472
                                                                 -----------
                                                                     680,885
                                                                 -----------
                COMPUTERS: 3.7%
 3,200    @     Affiliated Computer Services, Inc,                   174,272
11,000          Hewlett-Packard Co.                                  252,670
 2,200    @     Sandisk Corp.                                        134,508
                                                                 -----------
                                                                     561,450
                                                                 -----------
                DIVERSIFIED FINANCIAL SERVICES: 2.5%
 4,700          American Express Co.                                 226,681
 3,100          Citigroup, Inc.                                      150,474
                                                                 -----------
                                                                     377,155
                                                                 -----------
                FOOD: 2.2%
 5,800          Supervalu, Inc.                                      165,822
 4,700          Sysco Corp.                                          174,981
                                                                 -----------
                                                                     340,803
                                                                 -----------
                HEALTHCARE -- PRODUCTS: 7.6%
 4,100    @@    Alcon, Inc.                                          248,214
 8,500    @     Boston Scientific Corp.                              312,460
 3,300          Dentsply Intl., Inc.                                 149,061
 5,900          Medtronic, Inc.                                      286,799
 2,400    @     Varian Medical Systems, Inc.                         165,840
                                                                 -----------
                                                                   1,162,374
                                                                 -----------
                HEALTHCARE -- SERVICES: 3.6%
 4,600    @     Anthem, Inc.                                         345,000
 3,600          UnitedHealth Group, Inc.                             209,448
                                                                 -----------
                                                                     554,448
                                                                 -----------
                INTERNET: 4.0%
 4,400    @     eBay, Inc.                                           284,196
 4,900    @     InterActiveCorp.                                     166,257
 3,500    @     Yahoo!, Inc.                                         158,095
                                                                 -----------
                                                                     608,548
                                                                 -----------
                MISCELLANEOUS MANUFACTURING: 10.6%
 7,400          3M Co.                                               629,222
26,000          General Electric Co.                                 805,480
 2,500          ITT Industries, Inc.                                 185,525
                                                                 -----------
                                                                   1,620,227
                                                                 -----------

Shares                                                              Value
----------------------------------------------------------------------------
                OFFICE/BUSINESS EQUIPMENT: 0.6%
 2,000          Canon, Inc.                                      $    95,108
                                                                 -----------
                                                                      95,108
                                                                 -----------
                OIL AND GAS: 2.5%
 2,100          Apache Corp.                                         170,310
 3,700          Devon Energy Corp.                                   211,862
                                                                 -----------
                                                                     382,172
                                                                 -----------
                OIL AND GAS SERVICES: 3.9%
 5,500          Baker Hughes, Inc.                                   176,880
 4,200    @     BJ Services Co.                                      150,780
 4,900          Schlumberger Ltd.                                    268,128
                                                                 -----------
                                                                     595,788
                                                                 -----------
                PACKAGING AND CONTAINERS: 0.8%
 2,000          Ball Corp.                                           119,140
                                                                 -----------
                                                                     119,140
                                                                 -----------
                PHARMACEUTICALS: 3.1%
 4,100    @     Forest Laboratories, Inc.                            253,380
 3,900    @     Gilead Sciences, Inc.                                226,746
                                                                 -----------
                                                                     480,126
                                                                 -----------
                RETAIL: 14.4%
 1,400    @     Autozone, Inc.                                       119,294
 5,600    @     Bed Bath & Beyond, Inc.                              242,760
 4,600          Best Buy Co., Inc.                                   240,304
 4,175    @     Brinker Intl., Inc.                                  138,443
 3,600    @     Krispy Kreme Doughnuts, Inc.                         131,760
 7,600          Lowe's Cos., Inc.                                    420,965
 6,700          Petsmart, Inc.                                       159,460
 7,700          Ross Stores, Inc.                                    203,511
 5,800    @     Starbucks Corp.                                      191,748
 3,100          Tiffany & Co.                                        140,120
 6,500    @     Yum! Brands, Inc.                                    223,600
                                                                 -----------
                                                                   2,211,965
                                                                 -----------
                SEMICONDUCTORS: 7.4%
 8,400    @     Altera Corp.                                         190,680
25,000          Intel Corp                                           805,000
 5,000          Texas Instruments, Inc.                              146,900
                                                                 -----------
                                                                   1,142,580
                                                                 -----------
                SOFTWARE: 8.0%
 7,800    @     Citrix Systems, Inc.                                 165,438
 4,940    @     Electronic Arts, Inc.                                236,033
 5,500          First Data Corp.                                     225,995
 2,800          Infosys Technologies Ltd.                            267,960
 3,600    @     Mercury Interactive Corp.                            175,104
 3,900          SAP AG                                               162,084
                                                                 -----------
                                                                   1,232,614
                                                                 -----------
                TELECOMMUNICATIONS: 6.3%
28,200    @     Cisco Systems, Inc.                                  684,978
 8,100    @@    Nokia OYJ ADR                                        137,700
33,600    @     Nortel Networks Corp.                                142,128
                                                                 -----------
                                                                     964,806
                                                                 -----------

                 See Accompanying Notes to Financial Statements

ING
MERCURY
FUNDAMENTAL
GROWTH
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

Shares                                                              Value
----------------------------------------------------------------------------
                TRANSPORTATION: 2.1%
 4,400          United Parcel Service, Inc.                      $   328,020
                                                                 -----------
                                                                     328,020
                                                                 -----------

        TOTAL INVESTMENTS IN SECURITIES
         (COST $12,881,296)*                               96.4% $14,786,236
        OTHER ASSETS AND LIABILITIES-NET                    3.6      551,107
                                                         ------  -----------
        NET ASSETS                                        100.0% $15,337,343
                                                         ======  ===========

 @     Non-income producing security
 @@    Foreign issuer
 ADR   American Depositary Receipt
 *     Cost for federal income tax purposes is $12,906,513. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $1,933,418
      Gross Unrealized Depreciation                                  (53,695)
                                                                  ----------
      Net Unrealized Appreciation                                 $1,879,723
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
MFS
MID CAP
GROWTH
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 97.2%
                     ADVERTISING: 1.6%
    247,600   @,L    Getty Images, Inc.                        $ 12,412,188
                                                               ------------
                                                                 12,412,188
                                                               ------------
                     AEROSPACE/DEFENSE: 0.3%
     70,000    L     Empresa Brasileira de Aeronautica SA         2,452,100
                                                               ------------
                                                                  2,452,100
                                                               ------------
                     AIRLINES: 0.8%
    235,468   @,L    Jetblue Airways Corp.                        6,244,611
                                                               ------------
                                                                  6,244,611
                                                               ------------
                     APPAREL: 1.0%
     94,600    @     Coach, Inc.                                  3,571,150
     93,800    L     Reebok Intl. Ltd.                            3,688,216
                                                               ------------
                                                                  7,259,366
                                                               ------------
                     BANKS: 1.5%
    289,000    L     Investors Financial Services Corp.          11,100,490
                                                               ------------
                                                                 11,100,490
                                                               ------------
                     BIOTECHNOLOGY: 6.9%
    172,400   @,L    Biogen IDEC, Inc.                            6,340,872
     57,000   @,L    Celgene Corp.                                2,566,140
    108,100   @,L    Genzyme Corp.                                5,333,654
     58,100   @,L    ICOS Corp.                                   2,398,368
    217,500   @,L    Invitrogen Corp.                            15,225,000
    249,600    @     Millennium Pharmaceuticals, Inc.             4,660,032
    362,500   @,L    Millipore Corp.                             15,605,625
                                                               ------------
                                                                 52,129,691
                                                               ------------
                     BUILDING MATERIALS: 1.0%
     73,200    @     American Standard Cos., Inc.                 7,371,240
                                                               ------------
                                                                  7,371,240
                                                               ------------
                     CHEMICALS: 0.2%
    107,520    L     Lyondell Chemical Co.                        1,822,464
                                                               ------------
                                                                  1,822,464
                                                               ------------
                     COMMERCIAL SERVICES: 6.8%
     75,200    @     Alliance Data Systems Corp.                  2,081,536
    305,400    @     Career Education Corp.                      12,237,378
    205,900    @     Corinthian Colleges, Inc.                   11,439,804
    168,800   @,L    Corporate Executive Board Co.                7,877,896
         44    @     Corrections Corp. of America                     1,269
    197,300    L     Manpower, Inc.                               9,288,884
    136,900    L     Paychex, Inc.                                5,092,680
    158,300   @,L    Robert Half Intl., Inc.                      3,694,722
                                                               ------------
                                                                 51,714,169
                                                               ------------
                     COMPUTERS: 2.2%
    193,200   @,L    DST Systems, Inc.                            8,068,032
    188,180   @,L    Netscreen Technologies, Inc.                 4,657,455
    132,200    @     Sungard Data Systems, Inc.                   3,663,262
                                                               ------------
                                                                 16,388,749
                                                               ------------
                     DISTRIBUTION/WHOLESALE: 0.5%
     80,000          WW Grainger, Inc.                            3,791,200
                                                               ------------
                                                                  3,791,200
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     DIVERSIFIED FINANCIAL SERVICES: 2.9%
     50,800   @,L    Affiliated Managers Group                 $  3,535,172
    560,100   @,L    Ameritrade Holding Corp.                     7,880,607
    132,300    L     Legg Mason, Inc.                            10,210,914
                                                               ------------
                                                                 21,626,693
                                                               ------------
                     ELECTRONICS: 7.8%
     75,100    @     Amphenol Corp.                               4,801,143
    454,400          Applera Corp. -- Applied Biosystems
                      Group                                       9,410,624
    167,000   @,L    Cymer, Inc.                                  7,713,730
    181,700   @,L    Fisher Scientific Intl.                      7,516,929
    490,700   @,L    Flextronics Intl. Ltd.                       7,281,988
    403,400    @     Thermo Electron Corp.                       10,165,680
    348,600   @,L    Vishay Intertechnology, Inc.                 7,982,940
    130,200   @,L    Waters Corp.                                 4,317,432
                                                               ------------
                                                                 59,190,466
                                                               ------------
                     FOOD: 0.7%
     70,400          Hershey Foods Corp.                          5,420,096
                                                               ------------
                                                                  5,420,096
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 7.3%
    225,500   @,L    Apogent Technologies, Inc.                   5,195,520
    125,200          CR Bard, Inc.                               10,172,500
  1,293,640   @,L    Cytyc Corp.                                 17,800,486
    240,400          Dentsply Intl., Inc.                        10,858,868
    148,300          Guidant Corp.                                8,927,660
    194,700    @     Thoratec Corp.                               2,533,047
                                                               ------------
                                                                 55,488,081
                                                               ------------
                     HEALTHCARE -- SERVICES: 0.9%
    428,200   @,L    Tenet Healthcare Corp.                       6,872,610
                                                               ------------
                                                                  6,872,610
                                                               ------------
                     INTERNET: 4.7%
     99,900   @,L    Akamai Technologies, Inc.                    1,073,925
     28,730    @     F5 Networks, Inc.                              721,123
    191,502   @,L    InterActiveCorp.                             6,497,663
    430,800   @,L    Monster Worldwide, Inc.                      9,460,368
    522,800   @,L    Network Associates, Inc.                     7,862,912
    290,800   @,L    Symantec Corp.                              10,076,220
                                                               ------------
                                                                 35,692,211
                                                               ------------
                     LEISURE TIME: 1.0%
     10,700   @,L    Orbitz, Inc.                                   248,240
    218,800    L     Royal Caribbean Cruises Ltd.                 7,612,052
                                                               ------------
                                                                  7,860,292
                                                               ------------
                     LODGING: 1.0%
     76,300          Four Seasons Hotels, Inc.                    3,902,745
    104,500          Starwood Hotels & Resorts Worldwide,
                      Inc.                                        3,758,865
                                                               ------------
                                                                  7,661,610
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 1.3%
    271,900          Rockwell Automation, Inc.                    9,679,640
                                                               ------------
                                                                  9,679,640
                                                               ------------
                     MEDIA: 9.1%
    367,600   @,L    Citadel Broadcasting Corp.                   8,223,212
    339,863    @     Echostar Communications Corp.               11,555,342
    197,400    @     Entercom Communications Corp.               10,454,304
    164,400   @,L    Lin TV Corp.                                 4,243,164
    228,800    L     Meredith Corp.                              11,167,728
    101,200          Scripps Co. (E.W.)                           9,526,968
    383,600   @,L    Westwood One, Inc.                          13,122,956
                                                               ------------
                                                                 68,293,674
                                                               ------------
                     OIL AND GAS SERVICES: 3.1%
    329,100   @,L    BJ Services Co.                             11,814,690
    101,400    @     Cooper Cameron Corp.                         4,725,240
    159,700   @,L    Smith Intl., Inc.                            6,630,744
                                                               ------------
                                                                 23,170,674
                                                               ------------
                     PHARMACEUTICALS: 3.4%
     78,800    L     Amerisourcebergen Corp.                      4,424,620
    164,500   @,L    Gilead Sciences, Inc.                        9,564,030
    125,600          Medicis Pharmaceutical                       8,955,280
     47,600    @     Neurocrine Biosciences, Inc.                 2,596,104
                                                               ------------
                                                                 25,540,034
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
MFS
MID CAP
GROWTH
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     RETAIL: 7.4%
    176,000   @,L    Cheesecake Factory                        $  7,749,280
     62,100    @     HOT Topic, Inc.                              1,829,466
    311,100    @     Office Depot, Inc.                           5,198,481
    124,000          Outback Steakhouse, Inc.                     5,482,040
     95,400    @     Pacific Sunwear of California                2,014,848
    385,488    L     Petsmart, Inc.                               9,174,614
    300,200    L     Ross Stores, Inc.                            7,934,286
    171,700          Talbots, Inc.                                5,284,926
    256,100          Tiffany & Co.                               11,575,720
                                                               ------------
                                                                 56,243,661
                                                               ------------
                     SEMICONDUCTORS: 8.2%
  2,913,300    @     Agere Systems, Inc.                          8,448,570
    174,100    @     Analog Devices, Inc.                         7,947,665
    204,600    @     Marvell Technology Group Ltd.                7,760,478
    171,200   @,L    Novellus Systems, Inc.                       7,198,960
    301,700   @,L    Nvidia Corp.                                 7,014,525
    454,500   @,L    PMC -- Sierra, Inc.                          9,158,175
    380,500   @,L    Xilinx, Inc.                                14,740,570
                                                               ------------
                                                                 62,268,943
                                                               ------------
                     SOFTWARE: 2.5%
     79,200    @     Ascential Software Corp.                     2,053,656
    548,200   @,L    Bea Systems, Inc.                            6,742,860
    269,100   @,L    Veritas Software Corp.                       9,999,756
                                                               ------------
                                                                 18,796,272
                                                               ------------
                     TELECOMMUNICATIONS: 11.5%
    111,800    L     Adtran, Inc.                                 3,465,800
    442,700  @,@@,L  Amdocs Ltd.                                  9,951,896
  1,235,050   @,L    American Tower Corp.                        13,363,241
    193,200   @,L    Andrew Corp.                                 2,223,732
    560,300   @,L    Ciena Corp.                                  3,720,392
    800,800   @,L    Corning, Inc.                                8,352,344
    909,500   @,L    Crown Castle Intl. Corp.                    10,031,785
    375,600   @,L    Juniper Networks, Inc.                       7,016,208
    343,891    @     NTL, Inc.                                   23,986,398
    127,910    @     Spectrasite, Inc.                            4,444,873
                                                               ------------
                                                                 86,556,669
                                                               ------------
                     TRANSPORTATION: 1.6%
    176,200          Expeditors Intl. Washington, Inc.            6,635,692
    248,318    @     Swift Transportation Co., Inc.               5,219,644
                                                               ------------
                                                                 11,855,336
                                                               ------------
                     Total Common Stock
                      (Cost $597,158,387)                       734,903,230
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.5%
                     FEDERAL HOME LOAN BANK: 3.5%
$26,745,000          Discount Notes, .60%, due 01/02/04          26,743,886
                                                               ------------
                     Total Short-Term Investments
                      (Cost $26,744,443)                         26,743,886
                                                               ------------


             TOTAL INVESTMENTS IN SECURITIES
              (COST $623,902,830)*                      100.7% $761,647,116
             OTHER ASSETS AND LIABILITIES-NET            (0.7)   (5,582,185)
                                                       ------  ------------
             NET ASSETS                                 100.0% $756,064,931
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on loan at December 31, 2003
 *     Cost for federal income tax purposes is $632,236,029. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                             $138,883,137
      Gross Unrealized Depreciation                               (9,472,050)
                                                                ------------
      Net Unrealized Appreciation                               $129,411,087
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
MFS
RESEARCH
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 96.5%
                     ADVERTISING: 2.1%
    162,500   @,L    Getty Images, Inc.                        $  8,146,125
    146,200   @,L    Lamar Advertising Co.                        5,456,184
                                                               ------------
                                                                 13,602,309
                                                               ------------
                     AEROSPACE/DEFENSE: 1.4%
    172,400    L     Lockheed Martin Corp.                        8,861,360
                                                               ------------
                                                                  8,861,360
                                                               ------------
                     AGRICULTURE: 2.0%
    242,400          Altria Group, Inc.                          13,191,408
                                                               ------------
                                                                 13,191,408
                                                               ------------
                     AIRLINES: 0.9%
    349,800    L     Southwest Airlines Co.                       5,645,772
                                                               ------------
                                                                  5,645,772
                                                               ------------
                     APPAREL: 0.5%
     75,300    L     Reebok Intl. Ltd.                            2,960,796
                                                               ------------
                                                                  2,960,796
                                                               ------------
                     AUTO PARTS & EQUIPMENT: 0.5%
     39,100          Magna Intl., Inc.                            3,129,955
                                                               ------------
                                                                  3,129,955
                                                               ------------
                     BANKS: 5.3%
    153,020    L     Bank of America Corp.                       12,307,399
    142,300          Bank One Corp.                               6,487,457
     34,300    L     Investors Financial Services Corp.           1,317,463
    289,800          Mellon Financial Corp.                       9,305,478
     91,200          TCF Financial Corp.                          4,683,120
                                                               ------------
                                                                 34,100,917
                                                               ------------
                     BEVERAGES: 1.7%
    139,500    @@    Diageo PLC                                   1,834,692
    193,000          PepsiCo, Inc.                                8,997,660
                                                               ------------
                                                                 10,832,352
                                                               ------------
                     BIOTECHNOLOGY: 1.3%
    134,500   @,L    Genzyme Corp.                                6,636,230
     39,800   @,L    Millipore Corp.                              1,713,390
                                                               ------------
                                                                  8,349,620
                                                               ------------
                     CHEMICALS: 2.6%
    122,580          Air Products & Chemicals, Inc.               6,475,901
    156,900          Dow Chemical Co.                             6,522,333
    224,970    L     Lyondell Chemical Co.                        3,813,242
                                                               ------------
                                                                 16,811,476
                                                               ------------
                     COMMERCIAL SERVICES: 0.8%
     94,200    @     Corinthian Colleges, Inc.                    5,233,752
                                                               ------------
                                                                  5,233,752
                                                               ------------
                     COMPUTERS: 2.5%
    252,900          Hewlett-Packard Co.                          5,809,113
     47,200          International Business Machines Corp.        4,374,496
    237,700   @,L    Netscreen Technologies, Inc.                 5,883,075
                                                               ------------
                                                                 16,066,684
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     COSMETICS/PERSONAL CARE: 3.4%
    139,400    L     Colgate-Palmolive Co.                     $  6,976,970
    100,200          Kimberly-Clark Corp.                         5,920,818
     93,400          Procter & Gamble Co.                         9,328,792
                                                               ------------
                                                                 22,226,580
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 11.4%
    242,600          American Express Co.                        11,700,598
    395,003          Citigroup, Inc.                             19,173,445
    210,500          Franklin Resources, Inc.                    10,958,630
    143,380          Freddie Mac                                  8,361,922
    326,300          Janus Capital Group, Inc.                    5,354,583
     85,300    L     Lehman Brothers Holdings, Inc.               6,586,866
    212,500    L     Merrill Lynch & Co., Inc.                   12,463,124
                                                               ------------
                                                                 74,599,168
                                                               ------------
                     ELECTRIC: 2.2%
    286,300   @,L    Calpine Corp.                                1,377,103
     48,300          Dominion Resources, Inc.                     3,082,989
     39,700          Exelon Corp.                                 2,634,492
    118,450          FirstEnergy Corp.                            4,169,440
     74,700    L     PPL Corp.                                    3,268,125
                                                               ------------
                                                                 14,532,149
                                                               ------------
                     ELECTRONICS: 1.7%
    121,500    L     Applera Corp. -- Applied Biosystems
                      Group                                       2,516,265
     77,100   @,L    Fisher Scientific Intl.                      3,189,627
    207,500   @,L    Flextronics Intl. Ltd.                       3,079,300
     96,100    @     Thermo Electron Corp.                        2,421,720
                                                               ------------
                                                                 11,206,912
                                                               ------------
                     FOREST PRODUCTS & PAPER: 0.9%
    124,900          Boise Cascade Corp.                          4,104,214
     34,000    L     Bowater, Inc.                                1,574,540
                                                               ------------
                                                                  5,678,754
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 5.6%
     40,700          Alcon, Inc.                                  2,463,978
    196,700          Baxter Intl., Inc.                           6,003,284
    173,200          Guidant Corp.                               10,426,640
    343,400          Johnson & Johnson                           17,740,044
                                                               ------------
                                                                 36,633,946
                                                               ------------
                     HEALTHCARE -- SERVICES: 1.4%
    550,200   @,L    Tenet Healthcare Corp.                       8,830,710
                                                               ------------
                                                                  8,830,710
                                                               ------------
                     HOUSEWARES: 1.0%
    293,400    L     Newell Rubbermaid, Inc.                      6,680,718
                                                               ------------
                                                                  6,680,718
                                                               ------------
                     INSURANCE: 2.8%
    162,400    @@    ACE Ltd.                                     6,726,608
     97,700          American Intl. Group                         6,475,556
     59,300   @@,L   XL Capital Ltd.                              4,598,715
                                                               ------------
                                                                 17,800,879
                                                               ------------
                     INTERNET: 3.4%
    239,000   @,L    Akamai Technologies, Inc.                    2,569,250
    107,800   @,L    eBay, Inc.                                   6,962,802
    187,500   @,L    InterActiveCorp.                             6,361,875
    156,800   @,L    Monster Worldwide, Inc.                      3,443,328
    185,500   @,L    Network Associates, Inc.                     2,789,920
      1,200   @,L    Symantec Corp.                                  41,580
                                                               ------------
                                                                 22,168,755
                                                               ------------
                     LODGING: 0.5%
    183,200    L     Hilton Hotels Corp.                          3,138,216
                                                               ------------
                                                                  3,138,216
                                                               ------------
                     MEDIA: 4.5%
    214,500          Clear Channel Communications, Inc.          10,045,035
    256,800   @,L    Comcast Corp.                                8,441,016
    159,400    @     Cumulus Media, Inc.                          3,506,800
    153,988          Viacom, Inc.                                 6,833,987
                                                               ------------
                                                                 28,826,838
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
MFS
RESEARCH
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     MINING: 1.0%
    735,300          BHP Billiton PLC                          $  6,431,920
                                                               ------------
                                                                  6,431,920
                                                               ------------
                     MISCELLANEOUS MANUFACTURING: 3.5%
     26,300    L     Eaton Corp.                                  2,839,874
    226,500          General Electric Co.                         7,016,970
    486,900    @@    Tyco Intl. Ltd.                             12,902,850
                                                               ------------
                                                                 22,759,694
                                                               ------------
                     OIL AND GAS: 5.4%
     18,000          Amerada Hess Corp.                             957,060
  1,176,600    @@    BP PLC                                       9,567,389
    113,468          Exxon Mobil Corp.                            4,652,188
    239,591          Globalsantafe Corp.                          5,949,045
     84,000    @     Noble Corp.                                  3,005,520
     65,900          Talisman Energy, Inc.                        3,749,250
    142,800   @,L    Transocean, Inc.                             3,428,628
     92,900          Unocal Corp.                                 3,421,507
                                                               ------------
                                                                 34,730,587
                                                               ------------
                     OIL AND GAS SERVICES: 0.8%
    188,400          Halliburton Co.                              4,898,400
                                                               ------------
                                                                  4,898,400
                                                               ------------
                     PACKAGING AND CONTAINERS: 1.0%
    341,900   @,L    Smurfit-Stone Container Corp.                6,349,083
                                                               ------------
                                                                  6,349,083
                                                               ------------
                     PHARMACEUTICALS: 3.6%
     48,000    L     Amerisourcebergen Corp.                      2,695,200
    134,500   @,L    Caremark Rx, Inc.                            3,406,885
     52,000   @,L    Gilead Sciences, Inc.                        3,023,280
    537,900    L     Schering-Plough Corp.                        9,354,081
    118,100          Wyeth                                        5,013,345
                                                               ------------
                                                                 23,492,791
                                                               ------------
                     RETAIL: 5.2%
     42,000          CVS Corp.                                    1,517,040
    166,900          Home Depot, Inc.                             5,923,281
     79,500    @     HOT Topic, Inc.                              2,342,070
    287,200   @,L    Kohl's Corp.                                12,906,768
    275,200   @,L    Rite Aid Corp.                               1,662,208
    236,300          Target Corp.                                 9,073,920
                                                               ------------
                                                                 33,425,287
                                                               ------------
                     SEMICONDUCTORS: 4.0%
  1,989,500    @     Agere Systems, Inc.                          5,769,550
    184,300    L     Intel Corp.                                  5,934,460
     81,200    @     Marvell Technology Group Ltd.                3,079,916
     87,400    @     Novellus Systems, Inc.                       3,675,170
    275,960          Stmicroelectronics NV                        7,453,680
                                                               ------------
                                                                 25,912,776
                                                               ------------
                     SOFTWARE: 3.0%
    698,400    L     Microsoft Corp.                             19,233,936
                                                               ------------
                                                                 19,233,936
                                                               ------------
                     TELECOMMUNICATIONS: 7.3%
     98,400    L     Adtran, Inc.                                 3,050,400
    447,500   @,@@   Amdocs Ltd.                                 10,059,800
    706,000   @,L    AT&T Wireless Services, Inc.                 5,640,940
    323,500    @     Cincinnati Bell, Inc.                        1,633,675
    379,000    @     Cisco Systems, Inc.                          9,205,910
  1,186,500   @,L    Nortel Networks Corp.                        5,018,895
  1,123,100   @,L    Sprint Corp.-PCS Group                       6,311,822
    200,200          Verizon Communications, Inc.                 7,023,016
                                                               ------------
                                                                 47,944,458
                                                               ------------
                     TRANSPORTATION: 1.3%
    117,700          Union Pacific Corp.                          8,177,796
                                                               ------------
                                                                  8,177,796
                                                               ------------
                     Total Common Stock
                      (Cost $567,698,978)                       624,466,754
                                                               ------------
PREFERRED STOCK: 0.1%
                     OIL AND GAS: 0.1%
      8,420          Amerada Hess Corp.                             464,153
                                                               ------------
                     Total Preferred Stock
                      (Cost $421,000)                               464,153
                                                               ------------
                     Total Long-Term Investments
                      (Cost $568,119,978)                       624,930,907
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.8%
                     FEDERAL HOME LOAN BANK: 3.8%
$24,335,000          Discount Notes, .60%, due 01/02/04          24,333,986
                                                               ------------
                     Total Short-Term Investments
                      (Cost $24,334,492)                         24,333,986
                                                               ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $592,454,470)*                     100.4% $649,264,893
              OTHER ASSETS AND LIABILITIES-NET           (0.4)   (2,389,155)
                                                       ------  ------------
              NET ASSETS                                100.0% $646,875,738
                                                       ======  ============

 @      Non-income producing security
 @@     Foreign issuer
 L      Loaned security, a portion or all of the security is on loan at December 31, 2003
 *      Cost for federal income tax purposes is $599,526,532. Net
        unrealized appreciation consists of:

       Gross Unrealized Appreciation                              $55,726,424
       Gross Unrealized Depreciation                               (5,988,063)
                                                                  -----------
       Net Unrealized Appreciation                                $49,738,361
                                                                  ===========

                 See Accompanying Notes to Financial Statements

ING
MFS
TOTAL
RETURN
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

   Shares                                                           Value
------------------------------------------------------------------------------
COMMON STOCK: 59.8%
                        AEROSPACE/DEFENSE: 0.7%
     139,800     L      Lockheed Martin Corp.                   $    7,185,720
      27,500            Northrop Grumman Corp.                       2,629,000
                                                                --------------
                                                                     9,814,720
                                                                --------------
                        AGRICULTURE: 0.6%
     157,300     L      Altria Group, Inc.                           8,560,266
                                                                --------------
                                                                     8,560,266
                                                                --------------
                        BANKS: 5.3%
     123,000     L      Bank of America Corp.                        9,892,890
     179,400            Bank One Corp.                               8,178,846
     319,460            FleetBoston Financial Corp.                 13,944,429
     524,000            Mellon Financial Corp.                      16,825,640
      39,000            PNC Financial Services Group, Inc.           2,134,470
      90,000            SouthTrust Corp.                             2,945,700
     142,700            SunTrust Banks, Inc.                        10,203,050
     133,897            US Bancorp                                   3,987,453
      43,500            Wachovia Corp.                               2,026,665
      25,000            Wells Fargo & Co.                            1,472,250
                                                                --------------
                                                                    71,611,393
                                                                --------------
                        BEVERAGES: 0.4%
     235,000     @@     Diageo PLC                                   3,090,700
      43,347            PepsiCo, Inc.                                2,020,837
                                                                --------------
                                                                     5,111,537
                                                                --------------
                        CHEMICALS: 2.2%
     181,740            Air Products & Chemicals, Inc.               9,601,324
     135,300            Dow Chemical Co.                             5,624,421
     148,870     L      Lyondell Chemical Co.                        2,523,347
     126,600            PPG Industries, Inc.                         8,104,932
      53,081            Syngenta AG                                  3,575,215
                                                                --------------
                                                                    29,429,239
                                                                --------------
                        COMPUTERS: 0.6%
     161,100            Hewlett-Packard Co.                          3,700,467
      47,620     L      International Business Machines Corp.        4,413,422
                                                                --------------
                                                                     8,113,889
                                                                --------------
                        COSMETICS/PERSONAL CARE: 1.6%
      24,000     L      Colgate-Palmolive Co.                        1,201,200
      84,000            Gillette Co.                                 3,085,320
     278,620            Kimberly-Clark Corp.                        16,463,655
      10,820     L      Procter & Gamble Co.                         1,080,702
                                                                --------------
                                                                    21,830,877
                                                                --------------
                        DIVERSIFIED FINANCIAL SERVICES: 5.4%
      63,500            American Express Co.                         3,062,605
     527,976            Citigroup, Inc.                             25,627,955
     139,800            Fannie Mae                                  10,493,388
      18,000            Franklin Resources, Inc.                       937,080
     114,400            Freddie Mac                                  6,671,808
     101,500            JP Morgan Chase & Co.                        3,728,095
     251,850     L      Merrill Lynch & Co., Inc.                   14,771,003
     119,000            Morgan Stanley                               6,886,530
                                                                --------------
                                                                    72,178,464
                                                                --------------
                        ELECTRIC: 2.8%
   1,252,700     L      Calpine Corp.                                6,025,487
      61,300            Cinergy Corp.                                2,379,053
      24,000            Dominion Resources, Inc.                     1,531,920
      40,400     L      Entergy Corp.                                2,308,052
      42,620            Exelon Corp.                                 2,828,263
      69,800            FirstEnergy Corp.                            2,456,960
      25,950     L      FPL Group, Inc.                              1,697,649
     221,797     L      NiSource, Inc.                               4,866,226

   Shares                                                           Value
------------------------------------------------------------------------------
      97,700     L      PPL Corp.                               $    4,274,375
     397,700     L      TXU Corp.                                    9,433,445
                                                                --------------
                                                                    37,801,430
                                                                --------------
                        ELECTRICAL COMPONENTS & EQUIPMENT: 0.5%
      96,900            Emerson Electric Co.                         6,274,275
                                                                --------------
                                                                     6,274,275
                                                                --------------
                        FOOD: 1.6%
     355,517            Archer-Daniels-Midland Co.                   5,410,969
     220,900            Kellogg Co.                                  8,411,872
     436,900     @      Kroger Co.                                   8,087,019
                                                                --------------
                                                                    21,909,860
                                                                --------------
                        FOREST PRODUCTS & PAPER: 0.9%
      22,900            Boise Cascade Corp.                            752,494
      89,600     L      Bowater, Inc.                                4,149,376
     172,100     L      International Paper Co.                      7,419,231
                                                                --------------
                                                                    12,321,101
                                                                --------------
                        GAS: 0.1%
      38,260            WGL Holdings, Inc.                           1,063,245
                                                                --------------
                                                                     1,063,245
                                                                --------------
                        HEALTHCARE -- PRODUCTS: 1.7%
     158,800            Baxter Intl., Inc.                           4,846,576
     340,800     L      Johnson & Johnson                           17,605,728
                                                                --------------
                                                                    22,452,304
                                                                --------------
                        HEALTHCARE -- SERVICES: 0.3%
     223,500    @,L     Tenet Healthcare Corp.                       3,587,175
                                                                --------------
                                                                     3,587,175
                                                                --------------
                        HOUSEWARES: 0.6%
     336,300     L      Newell Rubbermaid, Inc.                      7,657,551
                                                                --------------
                                                                     7,657,551
                                                                --------------
                        INSURANCE: 3.4%
     359,370            Allstate Corp.                              15,460,098
      94,100            Chubb Corp.                                  6,408,210
     214,300            Hartford Financial Services Group,
                         Inc.                                       12,650,129
      11,000            Marsh & McLennan Cos., Inc.                    526,790
     127,090            Metlife, Inc.                                4,279,120
     395,300            Travelers Property Casualty Corp.            6,633,134
                                                                --------------
                                                                    45,957,481
                                                                --------------
                        INTERNET: 0.2%
     193,800    @,L     Network Associates, Inc.                     2,914,752
                                                                --------------
                                                                     2,914,752
                                                                --------------
                        LODGING: 0.2%
      93,000     L      Hilton Hotels Corp.                          1,593,090
      29,000            Starwood Hotels & Resorts Worldwide,
                         Inc.                                        1,043,130
                                                                --------------
                                                                     2,636,220
                                                                --------------
                        MACHINERY -- DIVERSIFIED: 0.3%
      69,680            Deere & Co.                                  4,532,684
                                                                --------------
                                                                     4,532,684
                                                                --------------
                        MEDIA: 4.8%
     460,040    @,L     Comcast Corp.                               14,390,051
     134,200    @,L     Cox Communications, Inc.                     4,623,190
     134,000            New York Times Co.                           6,403,860
     949,400     @@     Reed Elsevier PLC                            7,936,264
     198,000    @,L     Time Warner, Inc.                            3,562,020
     138,800     L      Tribune Co.                                  7,162,080
     388,353     L      Viacom, Inc.                                17,235,106
     118,420            Walt Disney Co.                              2,762,739
                                                                --------------
                                                                    64,075,310
                                                                --------------

                 See Accompanying Notes to Financial Statements

ING
MFS
TOTAL
RETURN
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

   Shares                                                           Value
------------------------------------------------------------------------------
                        MINING: 1.1%
     305,060     L      Alcoa, Inc.                             $   11,592,280
     404,700     @@     BHP Billiton Ltd.                            3,683,690
                                                                --------------
                                                                    15,275,970
                                                                --------------
                        MISCELLANEOUS MANUFACTURING: 1.3%
     338,200            General Electric Co.                        10,477,436
      20,900            Honeywell Intl., Inc.                          698,687
     258,200     @@     Tyco Intl. Ltd.                              6,842,300
                                                                --------------
                                                                    18,018,423
                                                                --------------
                        OIL AND GAS: 6.6%
     216,142    @@,L    BP PLC ADR                                  10,666,608
      58,100            ConocoPhillips                               3,809,617
     252,240     L      Devon Energy Corp.                          14,443,262
     394,054            Exxon Mobil Corp.                           16,156,214
     492,700            Globalsantafe Corp.                         12,233,741
     455,560     @      Noble Corp.                                 16,299,936
     205,860            Occidental Petroleum Corp.                   8,695,526
      26,000            Total SA                                     2,405,260
      73,000            Unocal Corp.                                 2,688,590
                                                                --------------
                                                                    87,398,754
                                                                --------------
                        OIL AND GAS SERVICES: 1.5%
     119,700     @      BJ Services Co.                              4,297,230
      86,300    @,L     Cooper Cameron Corp.                         4,021,580
     210,500     L      Schlumberger Ltd.                           11,518,560
                                                                --------------
                                                                    19,837,370
                                                                --------------
                        PACKAGING AND CONTAINERS: 0.6%
     444,100     @      Owens-Illinois, Inc.                         5,280,349
     153,000    @,L     Smurfit-Stone Container Corp.                2,841,210
                                                                --------------
                                                                     8,121,559
                                                                --------------
                        PHARMACEUTICALS: 4.3%
      64,100            Eli Lilly & Co.                              4,508,153
     192,200            Merck & Co., Inc.                            8,879,640
     144,600     @@     Novartis AG                                  6,618,522
     449,400            Pfizer, Inc.                                15,877,301
      39,000     @@     Roche Holding AG                             3,942,541
     877,610     L      Schering-Plough Corp.                       15,261,638
      53,100            Wyeth                                        2,254,095
                                                                --------------
                                                                    57,341,890
                                                                --------------
                        PIPELINES: 0.2%
     126,840            National Fuel Gas Co.                        3,099,970
                                                                --------------
                                                                     3,099,970
                                                                --------------
                        REITS: 0.4%
     179,460     L      Equity Residential                           5,295,865
       8,200            Healthcare Realty Trust, Inc.                  293,150
                                                                --------------
                                                                     5,589,015
                                                                --------------
                        RETAIL: 1.5%
     132,900            Home Depot, Inc.                             4,716,621
      63,500     L      May Department Stores Co.                    1,845,945
     180,000            McDonald's Corp.                             4,469,400
     122,000    @,L     Rite Aid Corp.                                 736,880
     183,600     L      Sears Roebuck And Co.                        8,351,964
                                                                --------------
                                                                    20,120,810
                                                                --------------
                        SEMICONDUCTORS: 0.4%
     181,430            Texas Instruments, Inc.                      5,330,413
                                                                --------------
                                                                     5,330,413
                                                                --------------
                        SOFTWARE: 0.9%
     441,400     L      Microsoft Corp.                             12,156,156
                                                                --------------
                                                                    12,156,156
                                                                --------------

   Shares                                                           Value
------------------------------------------------------------------------------
                        TELECOMMUNICATIONS: 5.8%
     657,704            AT&T Corp.                              $   13,351,391
   1,902,506    @,L     AT&T Wireless Services, Inc.                15,201,022
     180,800            Bellsouth Corp.                              5,116,640
     341,196            SBC Communications, Inc.                     8,894,980
     108,100     L      Telephone & Data Systems, Inc.               6,761,655
     637,294            Verizon Communications, Inc.                22,356,273
     267,977     L      Vodafone Group PLC                           6,710,144
                                                                --------------
                                                                    78,392,105
                                                                --------------
                        TRANSPORTATION: 1.0%
     212,430            Burlington Northern Santa Fe Corp.           6,872,111
      98,000            Union Pacific Corp.                          6,809,040
                                                                --------------
                                                                    13,681,151
                                                                --------------
                        Total Common Stock
                         (Cost $695,925,319)                       804,197,359
                                                                --------------
PREFERRED STOCK: 0.4%
                        INSURANCE: 0.2%
      52,000            Chubb Corp.                                  1,485,120
      39,000            Hartford Financial Services Group,
                         Inc.                                        2,305,680
                                                                --------------
                                                                     3,790,800
                                                                --------------
                        TELECOMMUNICATIONS: 0.2%
      48,200            Motorola, Inc.                               2,093,326
                                                                --------------
                                                                     2,093,326
                                                                --------------
                        Total Preferred Stock
                         (Cost $5,298,239)                           5,884,126
                                                                --------------
 Principal
   Amount                                                           Value
------------------------------------------------------------------------------
CORPORATE BONDS: 10.1%
                        AEROSPACE/DEFENSE: 0.2%
$  1,108,000     #      BAE Systems Holdings, Inc., 6.40%, due
                         12/15/11                                    1,192,879
   1,474,000            Northrop Grumman Corp., 7.75%, due
                         02/15/31                                    1,798,040
                                                                --------------
                                                                     2,990,919
                                                                --------------
                        AIRLINES: 0.1%
     266,986     L      Continental Airlines, Inc., 6.65%, due
                         09/15/17                                      261,011
     882,427            Continental Airlines, Inc., 7.26%, due
                         03/15/20                                      897,165
                                                                --------------
                                                                     1,158,176
                                                                --------------
                        AUTO MANUFACTURERS: 0.4%
   2,370,000     L      DaimlerChrysler NA Holding Corp.,
                         6.50%, due 11/15/13                         2,501,139
   2,375,000     L      Ford Motor Co., 7.45%, due 07/16/31          2,407,027
     590,000     L      General Motors Corp., 7.20%, due
                         01/15/11                                      649,599
                                                                --------------
                                                                     5,557,765
                                                                --------------
                        BANKS: 1.1%
     955,000     L      Abbey National Capital Trust I, 8.96%,
                         due 12/29/49                                1,272,596
   2,908,000     L      Bank of America Corp., 7.40%, due
                         01/15/11                                    3,415,373
     857,000     #      DBS Capital Funding Corp., 7.66%, due
                         03/31/49                                      988,506
   3,600,000            KFW International Finance, 4.25%, due
                         04/18/05                                    3,724,808
   1,026,000     L      Popular North America, Inc., 4.25%,
                         due 04/01/08                                1,045,562

                 See Accompanying Notes to Financial Statements

ING
MFS
TOTAL
RETURN
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                           Value
------------------------------------------------------------------------------
                        BANKS (CONTINUED)
$  2,000,000            RBS Capital Trust I, 6.43%, due
                         12/29/49                               $    2,030,382
   1,501,000    #,L     Unicredito Italiano Capital Trust II,
                         9.20%, due 10/29/49                         1,888,591
                                                                --------------
                                                                    14,365,818
                                                                --------------
                        BEVERAGES: 0.2%
   1,400,000   #,@@,L   Coca-Cola HBC Finance BV, 5.13%, due
                         09/17/13                                    1,406,266
     676,000     #      Miller Brewing Co., 5.50%, due
                         08/15/13                                      691,914
                                                                --------------
                                                                     2,098,180
                                                                --------------
                        CHEMICALS: 0.1%
     784,000     L      Dow Chemical Co., 5.75%, due 12/15/08          841,495
                                                                --------------
                                                                       841,495
                                                                --------------
                        COMMERCIAL SERVICES: 0.1%
     765,000            Cendant Corp., 6.88%, due 08/15/06             839,920
     425,000     L      Cendant Corp., 6.25%, due 01/15/08             464,099
                                                                --------------
                                                                     1,304,019
                                                                --------------
                        DIVERSIFIED FINANCIAL SERVICES: 2.2%
   1,243,000     #      AIG Sunamerica Global Financing II,
                         7.60%, due 06/15/05                         1,351,002
     793,000            ASIF II, 5.75%, due 02/16/09                   855,472
   1,537,000            Associates Corp. of North America,
                         5.50%, due 02/15/04                         1,544,984
   1,959,000     L      Boeing Capital Corp., 6.50%, due
                         02/15/12                                    2,145,264
   2,177,000            Citigroup, Inc., 7.25%, due 10/01/10         2,540,875
   1,186,000            Countrywide Home Loans, Inc., 6.85%,
                         due 06/15/04                                1,214,455
   3,518,000     L      Credit Suisse First Boston, 4.63%, due
                         01/15/08                                    3,665,605
     580,000     L      Credit Suisse First Boston, 6.13%, due
                         11/15/11                                      632,456
   1,500,000            Ford Motor Credit Co., 7.88%, due
                         06/15/10                                    1,678,191
     735,000     L      Ford Motor Credit Co., 7.00%, due
                         10/01/13                                      776,562
   1,227,000            General Electric Capital Corp., 6.75%,
                         due 03/15/32                                1,362,953
     824,000            General Electric Capital Corp., 7.50%,
                         due 05/15/05                                  888,337
     336,000            General Electric Capital Corp., 8.75%,
                         due 05/21/07                                  398,600
     720,000            General Motors Acceptance Corp.,
                         8.00%, due 11/01/31                           810,950
   2,400,000            General Motors Acceptance Corp.,
                         5.36%, due 07/27/04                         2,448,209
   1,172,000     L      General Motors Acceptance Corp.,
                         6.88%, due 09/15/11                         1,264,289
     808,000            Lehman Brothers Holdings, Inc., 7.75%,
                         due 01/15/05                                  863,604
     944,000            Lehman Brothers Holdings, Inc., 8.25%,
                         due 06/15/07                                1,101,186
     350,000            Midamerican Funding LLC, 6.93%, due
                         03/01/29                                      380,984
   1,793,000            Morgan Stanley, 6.10%, due 04/15/06          1,941,279
     719,000     #      Natexis Ambs Co. LLC, 8.44%, due
                         12/29/49                                      845,768
   1,500,000     L      SLM Corp., 4.00%, due 01/15/09               1,512,012
   1,045,000            SLM Corp., 5.38%, due 01/15/13               1,074,217
                                                                --------------
                                                                    31,297,254
                                                                --------------

 Principal
   Amount                                                           Value
------------------------------------------------------------------------------
                        ELECTRIC: 1.4%
$    349,000     #      Centerpoint Energy, Inc., 7.88%, due
                         04/01/13                               $      395,765
     864,000     L      DTE Energy Co., 7.05%, due 06/01/11            970,539
     228,000            Entergy Gulf States, Inc., 8.25%, due
                         04/01/04                                      231,594
     811,474            Entergy Louisiana, Inc., 8.09%, due
                         01/02/17                                      926,033
     454,000            Entergy Mississippi, Inc., 6.20%, due
                         05/01/04                                      460,367
   2,000,000            Exelon Generation Co LLC, 6.95%, due
                         06/15/11                                    2,249,972
   1,100,000     L      FirstEnergy Corp., 6.45%, due 11/15/11       1,142,195
   2,069,000            Hydro Quebec, 6.30%, due 05/11/11            2,337,610
     658,000            Midamerican Energy Holdings Co.,
                         3.50%, due 05/15/08                           647,544
   1,206,000            Niagara Mohawk Power Corp., 7.75%, due
                         05/15/06                                    1,347,395
     289,029            Northeast Utilities, 8.58%, due
                         12/01/06                                      316,358
   1,663,000            Oncor Electric Delivery Co., 7.00%,
                         due 05/01/32                                1,840,495
     400,000            Progress Energy, Inc., 7.10%, due
                         03/01/11                                      451,419
   1,129,000     L      Progress Energy, Inc., 6.85%, due
                         04/15/12                                    1,260,665
   1,636,000     L      PSEG Power LLC, 8.63%, due 04/15/31          2,114,800
     163,158            System Energy Resources, Inc., 7.43%,
                         due 01/15/11                                  168,320
     873,000            Toledo Edison Co., 7.88%, due 08/01/04         901,480
     680,000     L      TXU Energy Co., 7.00%, due 03/15/13            753,630
                                                                --------------
                                                                    18,516,181
                                                                --------------
                        ENERGY -- ALTERNATE SOURCES: 0.0%
     319,000            Midamerican Energy Holdings Co.,
                         5.88%, due 10/01/12                           335,053
                                                                --------------
                                                                       335,053
                                                                --------------
                        ENVIRONMENTAL CONTROL: 0.2%
   1,668,000            Waste Management, Inc., 7.38%, due
                         08/01/10                                    1,929,981
     556,000            Waste Management, Inc., 7.00%, due
                         07/15/28                                      600,250
                                                                --------------
                                                                     2,530,231
                                                                --------------
                        FOOD: 0.2%
   1,250,000     #      Cadbury Schweppes US Finance LLC,
                         5.13%, due 10/01/13                         1,244,217
   1,100,000            Kellogg Co., 6.00%, due 04/01/06             1,179,314
     743,000            Kraft Foods, Inc., 6.25%, due 06/01/12         811,102
                                                                --------------
                                                                     3,234,633
                                                                --------------
                        FOREST PRODUCTS & PAPER: 0.1%
     538,000            MeadWestvaco Corp., 6.80%, due
                         11/15/32                                      555,010
   1,145,000     L      Weyerhaeuser Co., 6.75%, due 03/15/12        1,251,109
                                                                --------------
                                                                     1,806,119
                                                                --------------
                        HAND/MACHINE TOOLS: 0.1%
     956,000            Kennametal, Inc., 7.20%, due 06/15/12        1,015,920
                                                                --------------
                                                                     1,015,920
                                                                --------------
                        HEALTHCARE -- SERVICES: 0.2%
     310,000            HCA, Inc., 8.75%, due 09/01/10                 369,607
   1,551,000     L      HCA, Inc., 6.95%, due 05/01/12               1,665,642
     320,000     L      HCA, Inc., 6.25%, due 02/15/13                 328,120
                                                                --------------
                                                                     2,363,369
                                                                --------------

                 See Accompanying Notes to Financial Statements

ING
MFS
TOTAL
RETURN
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                           Value
------------------------------------------------------------------------------
                        INSURANCE: 0.2%
$  1,007,000            Allstate Corp., 6.13%, due 12/15/32     $    1,039,052
     967,000            Metlife, Inc., 6.50%, due 12/15/32           1,028,820
     177,000            Safeco Corp., 4.88%, due 02/01/10              182,719
     406,000            Travelers Property Casualty Corp.,
                         6.38%, due 03/15/33                           424,795
                                                                --------------
                                                                     2,675,386
                                                                --------------
                        LODGING: 0.1%
     745,000            Harrah's Operating Co., Inc., 7.13%,
                         due 06/01/07                                  830,258
     923,000     L      MGM Mirage, 8.50%, due 09/15/10              1,063,757
                                                                --------------
                                                                     1,894,015
                                                                --------------
                        MEDIA: 0.5%
     729,000     L      AOL Time Warner, Inc., 6.15%, due
                         05/01/07                                      793,896
     944,000            Belo Corp., 7.75%, due 06/01/27              1,081,695
   1,150,000            Cox Communications, Inc., 7.75%, due
                         11/01/10                                    1,371,813
   1,200,000            Hearst-Argyle Television, Inc., 7.50%,
                         due 11/15/27                                1,367,465
     357,000            News America, Inc., 6.70%, due
                         05/21/04                                      362,740
     146,000            Time Warner Entertainment Co. LP,
                         10.15%, due 05/01/12                          195,190
     445,000            Time Warner, Inc., 6.88%, due 06/15/18         490,738
     372,000            Walt Disney Co., 6.75%, due 03/30/06           404,816
                                                                --------------
                                                                     6,068,353
                                                                --------------
                        OIL AND GAS: 0.5%
   1,150,000            Amerada Hess Corp., 7.30%, due
                         08/15/31                                    1,191,068
   1,862,000            ConocoPhillips, 8.50%, due 05/25/05          2,030,478
   1,767,000            Devon Financing Corp. ULC, 6.88%, due
                         09/30/11                                    2,006,701
   1,356,000            Pemex Project Funding Master Trust,
                         9.13%, due 10/13/10                         1,617,030
     199,000            Pemex Project Funding Master Trust,
                         8.63%, due 02/01/22                           221,388
                                                                --------------
                                                                     7,066,665
                                                                --------------
                        PHARMACEUTICALS: 0.1%
   1,250,000            Wyeth, 6.50%, due 02/01/34                   1,282,428
                                                                --------------
                                                                     1,282,428
                                                                --------------
                        PIPELINES: 0.2%
     583,000     L      Kinder Morgan Energy Partners LP,
                         7.75%, due 03/15/32                           697,713
   1,331,000            Kinder Morgan Energy Partners LP,
                         6.75%, due 03/15/11                         1,496,197
                                                                --------------
                                                                     2,193,910
                                                                --------------
                        REAL ESTATE: 0.2%
   1,109,000            EOP Operating LP, 6.80%, due 01/15/09        1,245,179
   1,859,000    #,L     Socgen Real Estate Co. LLC, 7.64%, due
                         12/29/49                                    2,102,305
                                                                --------------
                                                                     3,347,484
                                                                --------------
                        REITS: 0.4%
     236,000            Boston Properties, Inc., 5.00%, due
                         06/01/15                                      225,880
   2,472,000            Simon Property Group LP, 6.75%, due
                         02/09/04                                    2,484,738
   1,925,000            Vornado Realty Trust, 5.63%, due
                         06/15/07                                    2,056,826
                                                                --------------
                                                                     4,767,444
                                                                --------------

 Principal
   Amount                                                           Value
------------------------------------------------------------------------------
                        TELECOMMUNICATIONS: 1.3%
$    664,000            Alltel Corp., 7.88%, due 07/01/32       $      811,352
     704,000            AT&T Wireless Services, Inc., 8.75%,
                         due 03/01/31                                  871,688
     493,000            AT&T Wireless Services, Inc., 7.35%,
                         due 03/01/06                                  539,435
     529,000            Citizens Communications Co., 8.50%,
                         due 05/15/06                                  577,967
   1,824,000            Citizens Communications Co., 7.63%,
                         due 08/15/08                                1,999,531
     381,000            Deutsche Telekom Intl. Finance BV,
                         8.75%, due 06/15/30                           488,439
   1,200,000            France Telecom, 9.75%, due 03/01/31          1,599,888
     909,000    #,L     PCCW Capital No 2 Ltd., 6.00%, due
                         07/15/13                                      929,953
     494,000     L      Sprint Capital Corp., 7.13%, due
                         01/30/06                                      534,753
     689,000            Sprint Capital Corp., 6.88%, due
                         11/15/28                                      674,712
   2,445,000            TCI Communications Finance, 9.65%, due
                         03/31/27                                    2,958,449
   1,645,000    #,L     Telecom Italia Capital SA, 5.25%, due
                         11/15/13                                    1,652,052
     490,000            Telecomunicaciones de Puerto Rico,
                         Inc., 6.65%, due 05/15/06                     531,443
   2,493,000     L      Verizon New York, Inc., 6.88%, due
                         04/01/12                                    2,763,794
                                                                --------------
                                                                    16,933,456
                                                                --------------
                        Total Corporate Bonds
                         (Cost $127,005,814)                       135,644,273
                                                                --------------
U.S. TREASURY OBLIGATIONS: 8.1%
                        U.S. TREASURY BONDS: 1.9%
     790,000     L      6.25%, due 05/15/30                            911,895
     946,000     L      5.38%, due 02/15/31                            986,834
   3,484,000     L      8.00%, due 11/15/21                          4,706,396
  16,353,000     L      6.25%, due 08/15/23                         18,644,350
                                                                --------------
                                                                    25,249,475
                                                                --------------
                        U.S. TREASURY INFLATION INDEXED BONDS: 0.8%
   3,313,000     L      4.25%, due 01/15/10                          4,236,074
   5,557,000     L      3.00%, due 07/15/12                          6,234,984
                                                                --------------
                                                                    10,471,058
                                                                --------------
                        U.S. TREASURY NOTES: 5.4%
  14,819,000     L      6.50%, due 05/15/05                         15,842,445
   4,257,000     L      6.75%, due 05/15/05                          4,564,968
   2,030,000     L      1.25%, due 05/31/05                          2,025,244
   7,649,000     L      6.88%, due 05/15/06                          8,505,634
  11,408,000     L      7.00%, due 07/15/06                         12,781,865
   2,054,000     L      3.50%, due 11/15/06                          2,123,725
   1,983,000     L      3.25%, due 08/15/07                          2,023,358
   6,297,000     L      3.00%, due 11/15/07                          6,353,087
  19,634,000     L      3.88%, due 02/15/13                         19,225,987
                                                                --------------
                                                                    73,446,313
                                                                --------------
                        Total U.S. Treasury Obligations
                         (Cost $108,951,744)                       109,166,846
                                                                --------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 1.5%
                        AGENCY COLLATERAL CMO: 0.0%
     316,000            Small Business Administration
                         Participation Certificates, 4.35%,
                         due 07/01/23                                  305,009
                                                                --------------
                                                                       305,009
                                                                --------------

                 See Accompanying Notes to Financial Statements

ING
MFS
TOTAL
RETURN
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                           Value
------------------------------------------------------------------------------
                        COMMERCIAL MORTGAGE BACKED SECURITIES: 1.2%
$    904,911            Bear Stearns Commercial Mortgage
                         Securities, 6.80%, due 09/15/08        $      963,246
   2,834,506     #      Certificates Funding Corp., 6.72%, due
                         12/19/04                                    2,889,122
   1,699,000     L      Chase Commercial Mortgage Securities
                         Corp., 6.39%, due 11/18/30                  1,888,884
     328,776            Chase Commercial Mortgage Securities
                         Corp., 7.54%, due 07/15/32                    365,180
     449,000     #      Criimi Mae CMBS Corp., 6.70%, due
                         06/20/30                                      481,180
   1,250,000     #      Crimmi Mae Commercial Mortgage Trust,
                         7.00%, due 06/02/33                         1,355,689
   1,470,000            Deutsche Mortgage and Asset Receiving
                         Corp., 6.54%, due 06/15/31                  1,610,832
     519,846            First Union Commercial Mortgage
                         Securities, Inc., 7.38%, due 04/18/29         579,034
     583,729     L      First Union-Lehman Brothers-Bank of
                         America, 6.56%, due 11/18/35                  651,487
     876,761            GS Mortgage Securities Corp. II,
                         6.06%, due 10/18/30                           915,622
     426,000            JP Morgan Commercial Mortgage Finance
                         Corp., 6.61%, due 01/15/30                    472,425
     572,000            Merrill Lynch Mortgage Investors,
                         Inc., 6.39%, due 02/15/30                     625,749
  45,909,123     #      Morgan Stanley Capital I, Interest
                         Only, 0.83%, due 11/15/30                   1,337,874
   1,688,434            Mortgage Capital Funding, Inc., 6.34%,
                         due 11/18/31                                1,866,123
     442,043            Multi-Family Capital Access One, Inc.,
                         6.65%, due 01/15/24                           493,257
                                                                --------------
                                                                    16,495,704
                                                                --------------
                        WHOLE LOAN COLLATERALIZED MORTGAGE: 0.3%
      76,220    #,I     Blackrock Capital Finance LP, 7.75%,
                         due 09/25/26                                   70,072
     199,157            Chase Mortgage Finance Corp., 6.00%,
                         due 02/25/17                                  199,994
   1,439,051            Countrywide Alternative Loan Trust,
                         8.00%, due 07/25/30                         1,463,550
     275,887            Residential Accredit Loans, Inc.,
                         7.00%, due 03/25/28                           276,923
     501,099            Residential Funding Mtg Sec I, 6.00%,
                         due 12/25/16                                  504,057
     940,000            Wells Fargo Mortgage Backed Securities
                         Trust, 6.00%, due 04/25/17                    964,191
                                                                --------------
                                                                     3,478,787
                                                                --------------
                        Total Collateralized Mortgage
                         Obligations
                         (Cost $19,772,376)                         20,279,500
                                                                --------------
ASSET BACKED SECURITIES: 0.4%
                        AUTOMOBILE ASSET BACKED SECURITIES: 0.2%
   2,200,000            Capital One Auto Finance Trust, 4.79%,
                         due 01/15/09                                2,289,102
                                                                --------------
                                                                     2,289,102
                                                                --------------
                        CREDIT CARD ASSET BACKED SECURITIES: 0.2%
     825,000     L      American Express Credit Account Master
                         Trust, 5.60%, due 11/15/06                    836,001
   2,359,000            Citibank Credit Card Issuance Trust,
                         6.65%, due 05/15/08                         2,549,413
                                                                --------------
                                                                     3,385,414
                                                                --------------
                        OTHER ASSET BACKED SECURITIES: 0.0%
     137,144            Beneficial Mortgage Corp., 1.12%, due
                         09/28/37                                      136,043
                                                                --------------
                                                                       136,043
                                                                --------------
                        Total Asset Backed Securities
                         (Cost $5,515,993)                           5,810,559
                                                                --------------

 Principal
   Amount                                                           Value
------------------------------------------------------------------------------
OTHER BONDS: 0.3%
                        SOVEREIGN: 0.3%
$    653,000     L      Israel Government Intl. Bond, 4.63%,
                         due 06/15/13                           $      624,165
   2,376,000     L      Italy Government Intl. Bond, 4.63%,
                         due 06/15/05                                2,470,695
     396,000            Mexico Government Intl. Bond, 8.13%,
                         due 12/30/19                                  443,520
     282,000            Mexico Government Intl. Bond, 8.00%,
                         due 09/24/22                                  309,213
                                                                --------------
                        Total Other Bonds
                         (Cost $3,743,347)                           3,847,593
                                                                --------------
CONVERTIBLE CORPORATE BONDS: 0.1%
                        DIVERSIFIED FINANCIAL SERVICES: 0.1%
     909,000     #      Prudential Funding LLC, 6.60%, due
                         05/15/08                                      908,150
                                                                --------------
                                                                       908,150
                                                                --------------
                        ELECTRONICS: 0.0%
     500,000            Agilent Technologies, Inc., 3.00%, due
                         12/01/21                                      548,750
                                                                --------------
                                                                       548,750
                                                                --------------
                        Total Convertible Corporate Bonds
                         (Cost $1,402,900)                           1,456,900
                                                                --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.0%
                        FEDERAL HOME LOAN BANK: 0.1%
   2,390,000     L      2.88%, due 09/15/06                          2,416,952
                                                                --------------
                                                                     2,416,952
                                                                --------------
                        FEDERAL HOME LOAN MORTGAGE CORPORATION: 3.6%
   5,259,753            5.50%, due 05/01/33                          5,327,627
   4,957,681            5.00%, due 09/01/33                          4,897,715
   2,544,162            5.00%, due 11/01/33                          2,513,389
   3,536,999            5.50%, due 12/01/33                          3,582,642
   7,798,000     L      7.00%, due 07/15/05                          8,428,289
   6,996,000     L      5.50%, due 07/15/06                          7,542,311
   3,988,000     L      2.88%, due 12/15/06                          4,019,417
   1,500,000     L      6.00%, due 06/15/11                          1,667,369
   2,186,000     L      4.88%, due 11/15/13                          2,213,935
     128,332            6.50%, due 12/01/15                            135,969
   1,062,742            5.00%, due 05/01/18                          1,084,291
   2,771,263            5.00%, due 05/01/18                          2,827,455
   2,800,000            4.50%, due 08/01/18                          2,803,800
   1,545,846            4.50%, due 11/01/18                          1,547,944
                                                                --------------
                                                                    48,592,153
                                                                --------------
                        FEDERAL NATIONAL MORTGAGE ASSOCIATION: 11.1%
   1,867,149            6.50%, due 06/01/31                          1,953,409
   1,018,936            7.50%, due 06/01/31                          1,089,210
     145,852            6.50%, due 07/01/31                            152,590
     225,199            6.50%, due 07/01/31                            235,603
     137,702            6.50%, due 07/01/31                            144,063
     338,821            6.50%, due 07/01/31                            354,474
     160,956            6.50%, due 08/01/31                            168,392
     176,535            6.50%, due 08/01/31                            184,691
      32,744            6.50%, due 08/01/31                             34,256
     260,371            6.50%, due 08/01/31                            272,400
      45,991            6.50%, due 08/01/31                             48,116
      76,058            6.50%, due 08/01/31                             79,572
     284,316            6.50%, due 08/01/31                            297,451
      19,293            6.50%, due 08/01/31                             20,184

                 See Accompanying Notes to Financial Statements

ING
MFS
TOTAL
RETURN
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                           Value
------------------------------------------------------------------------------
                        FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$    441,092            6.50%, due 08/01/31                     $      461,470
   2,107,335            6.50%, due 09/01/31                          2,204,691
     275,476            6.50%, due 09/01/31                            288,203
   1,287,192            6.50%, due 12/01/31                          1,346,659
   1,134,457            6.50%, due 12/01/31                          1,186,868
   1,350,161            6.50%, due 01/01/32                          1,412,537
   1,534,074            7.50%, due 02/01/32                          1,639,770
   3,193,365            6.50%, due 06/01/32                          3,341,223
   2,896,151            6.50%, due 07/01/32                          3,030,247
   1,042,554            6.50%, due 08/01/32                          1,090,826
   4,080,247            6.00%, due 11/01/32                          4,220,707
   4,489,810            6.00%, due 11/01/32                          4,644,439
     123,152            6.00%, due 01/01/33                            127,392
   6,027,470            5.50%, due 02/01/33                          6,110,902
   1,879,869            6.00%, due 03/01/33                          1,944,582
   2,452,000            6.00%, due 03/01/33                          2,536,409
   2,090,899            6.00%, due 03/01/33                          2,162,877
   1,130,526            5.50%, due 06/01/33                          1,146,175
   1,389,867            5.50%, due 07/01/33                          1,409,105
   3,679,464            5.50%, due 07/01/33                          3,730,395
  12,374,505            5.50%, due 07/01/33                         12,545,793
   2,505,000            5.50%, due 11/01/33                          2,539,674
   3,500,000     L      5.25%, due 04/15/07                          3,770,144
   5,209,000     L      6.00%, due 05/15/08                          5,779,761
   1,270,000            5.72%, due 02/01/09                          1,369,307
   6,512,000     L      6.63%, due 09/15/09                          7,455,315
   2,892,000     L      6.63%, due 11/15/10                          3,327,506
   7,064,000            6.13%, due 03/15/12                          7,880,557
   1,967,000     L      5.13%, due 01/02/14                          1,977,673
     835,405            6.00%, due 04/01/16                            877,475
   1,239,830            5.50%, due 11/01/16                          1,286,749
     148,760            6.00%, due 11/01/16                            156,248
     728,377            6.00%, due 12/01/16                            765,041
   2,387,622            6.00%, due 01/01/17                          2,508,045
     208,621            6.00%, due 01/01/17                            219,123
     911,613            6.00%, due 02/01/17                            957,501
     495,203            6.00%, due 02/01/17                            520,130
     591,697            6.00%, due 03/01/17                            621,540
     659,826            6.00%, due 05/01/17                            693,105
     620,541            5.50%, due 07/01/17                            644,024
   1,591,361            5.50%, due 07/01/17                          1,651,330
   2,035,132            6.00%, due 08/01/17                          2,137,778
   1,212,198            5.50%, due 09/01/17                          1,257,879
   1,824,256            5.00%, due 11/01/17                          1,863,358
   2,685,979            5.50%, due 11/01/17                          2,787,197
     834,370            5.50%, due 01/01/18                            865,812
   2,101,617            5.00%, due 02/01/18                          2,146,858
   6,885,675            5.00%, due 02/01/18                          7,033,266
   2,563,209            5.50%, due 02/01/18                          2,660,039
   1,242,590            4.50%, due 04/01/18                          1,245,830
   2,214,350            4.50%, due 06/01/18                          2,220,123
   1,766,751            4.50%, due 07/01/18                          1,771,358
   3,466,150            5.00%, due 12/01/18                          3,538,558
     354,486            7.50%, due 02/01/31                            379,039
   1,015,939            7.50%, due 03/01/31                          1,085,936
   1,366,894            4.08%, due 04/25/31                          1,371,902
   7,523,175            6.00%, due 06/01/31                          7,782,274
     729,702            6.50%, due 06/01/31                            763,413
     738,477            6.50%, due 06/01/31                            772,594
     218,127            7.50%, due 09/01/31                            233,171
                                                                --------------
                                                                   148,532,314
                                                                --------------
                        GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 2.1%
     101,747            7.50%, due 12/15/23                            109,810
      42,525            7.50%, due 02/15/28                             45,683
     136,877            6.50%, due 03/15/28                            144,564
     936,167            6.50%, due 04/15/28                            988,744
      86,369            6.50%, due 07/15/28                             91,219
     183,731            6.50%, due 12/15/28                            194,050
   2,384,870            6.00%, due 03/20/31                          2,468,329
     685,871            6.00%, due 06/20/32                            710,124
   1,308,800            7.00%, due 08/15/32                          1,395,189
   2,613,337            5.50%, due 11/15/32                          2,660,459
   2,448,262            6.50%, due 03/15/33                          2,581,998
   2,713,133            6.00%, due 04/15/33                          2,823,015
   9,296,899            5.50%, due 05/15/33                          9,464,244
   1,934,643            5.50%, due 08/15/33                          1,969,467
   2,928,292            5.50%, due 08/15/33                          2,981,002
                                                                --------------
                                                                    28,627,897
                                                                --------------
                        STUDENT LOAN MARKETING ASSOCIATION: 0.1%
   1,700,000            5.00%, due 06/30/04                          1,734,024
                                                                --------------
                                                                     1,734,024
                                                                --------------
                        Total U.S. Government Agency
                         Obligations
                         (Cost $226,463,102)                       229,903,340
                                                                --------------
                        Total Long-Term Investments
                         (Cost $1,194,078,834)                   1,316,190,496
                                                                --------------
SHORT-TERM INVESTMENTS: 2.4%
                        FEDERAL HOME LOAN BANK: 2.4%
  31,886,000            Discount Notes, .60%, due 01/02/04          31,884,671
                                                                --------------
                        Total Short-Term Investments
                         (Cost $31,885,336)                         31,884,671
                                                                --------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $1,225,964,170)*                  100.1% $1,348,075,167
              OTHER ASSETS AND LIABILITIES-NET          (0.1)     (1,568,582)
                                                      ------  --------------
              NET ASSETS                               100.0% $1,346,506,585
                                                      ======  ==============

 @@     Foreign issuer
 ADR    American Depositary Receipt
 I      Illiquid security
 L      Loaned security, a portion or all of the security is on loan at December 31, 2003
 #      Securities with purchases pursuant to Rule 144A, under the
        Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These
        securities have been determined to be liquid under the
        guidelines established by the Portfolio's Board of
        Directors/ Trustees.
 *      Cost for federal income tax purposes is $1,241,259,462. Net unrealized appreciation consists of:

       Gross Unrealized Appreciation                            $116,705,371
       Gross Unrealized Depreciation                              (9,889,666)
                                                                ------------
       Net Unrealized Appreciation                              $106,815,705
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
MFS
TOTAL
RETURN
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

At December 31, 2003, the following forward currency exchange contracts were outstanding for the ING MFS Total Return Portfolio:

                                                                           UNREALIZED
                 BUY/SELL  SETTLEMENT DATE   IN EXCHANGE FOR    VALUE     APPRECIATION
                 --------  ---------------   ---------------    -----     ------------
CURRENCY
---------------
Swiss Franc                                      USD
CHF 82,254         Buy        01/05/04         65,875          $ 66,516      $  641
Swiss Franc                                      USD
CHF 915,927        Buy        01/06/04         737,544          740,704       3,160
                                                                             ------
                                                                             $3,801
                                                                             ======

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

 Principal
   Amount                                                            Value
------------------------------------------------------------------------------
CORPORATE BONDS: 5.5%
                     AIRLINES: 0.3%
$  1,550,000         Continental Airlines Inc,
                      7.06%, due 09/15/09                         $  1,580,280
     250,000   I,**  United AirLines Inc,
                      9.35%, due 04/07/16                               95,684
                                                                  ------------
                                                                     1,675,964
                                                                  ------------
                     AUTO MANUFACTURERS: 0.3%
     600,000         DaimlerChrysler NA Holding Corp,
                      8.50%, due 01/18/31                              718,981
     700,000         General Motors Corp,
                      8.25%, due 07/15/23                              796,823
                                                                  ------------
                                                                     1,515,804
                                                                  ------------
                     DIVERSIFIED FINANCIAL SERVICES: 1.2%
   1,400,000    L    CIT Group Inc,
                      7.75%, due 04/02/12                            1,656,610
     900,000         Citigroup, Inc.,
                      5.63%, due 08/27/12                              951,707
     718,500    I    Credit Suisse First Boston,
                      1.67%, due 08/25/33                              714,515
     300,000    L    Ford Motor Credit Co,
                      6.70%, due 07/16/04                              307,748
   2,200,000         General Motors Acceptance Corp.,
                      8.00%, due 11/01/31                            2,477,903
     600,000    L    Morgan Stanley,
                      5.30%, due 03/01/13                              614,009
                                                                  ------------
                                                                     6,722,492
                                                                  ------------
                     ELECTRIC: 0.8%
   1,000,000         Entergy Gulf States Inc,
                      3.60%, due 06/01/08                              964,886
   2,100,000         Oncor Electric Delivery Co,
                      7.25%, due 01/15/33                            2,396,705
   1,000,000    L    Progress Energy, Inc.,
                      6.85%, due 04/15/12                            1,116,621
                                                                  ------------
                                                                     4,478,212
                                                                  ------------
                     HOLDING COMPANIES -- DIVERSIFIED: 0.2%
   1,100,000         Williams Holdings Of Delaware,
                      6.25%, due 02/01/06                            1,133,000
                                                                  ------------
                                                                     1,133,000
                                                                  ------------
                     MISCELLANEOUS MANUFACTURING: 0.2%
     700,000         Tyco International Group SA,
                      4.38%, due 11/19/04                              895,595
                                                                  ------------
                                                                       895,595
                                                                  ------------
                     OIL AND GAS: 1.0%
     500,000         Conoco Funding Co,
                      6.35%, due 10/15/11                              561,451
     150,000         El Paso CGP Co,
                      7.75%, due 06/15/10                              142,313
     400,000         El Paso CGP Co,
                      9.63%, due 05/15/12                              398,000
   1,150,000         Pemex Project Funding Master Trust,
                      7.38%, due 12/15/14                            1,233,375
   2,200,000         Pemex Project Funding Master Trust,
                      8.63%, due 02/01/22                            2,447,500
     350,000         Petroleos Mexicanos,
                      9.25%, due 03/30/18                              409,500
                                                                  ------------
                                                                     5,192,139
                                                                  ------------

 Principal
   Amount                                                            Value
------------------------------------------------------------------------------
                     PIPELINES: 0.4%
$  1,000,000    L    El Paso Corp,
                      7.80%, due 08/01/31                         $    856,250
   1,000,000    L    El Paso Corp,
                      7.75%, due 01/15/32                              857,500
     300,000         Southern Natural Gas Co.,
                      7.35%, due 02/15/31                              297,750
                                                                  ------------
                                                                     2,011,500
                                                                  ------------
                     TELECOMMUNICATIONS: 1.1%
     950,000    L    AT&T Corp.,
                      8.05%, due 11/15/11                            1,095,386
     350,000    L    AT&T Corp.,
                      8.75%, due 11/15/31                              410,410
     200,000    L    Qwest Capital Funding Inc,
                      7.00%, due 08/03/09                              199,500
     600,000    L    Qwest Capital Funding Inc,
                      7.25%, due 02/15/11                              594,000
     900,000         Qwest Corp,
                      7.20%, due 11/01/04                              924,750
     950,000    #    Qwest Corp.,
                      9.13%, due 03/15/12                            1,094,875
     500,000         Sprint Capital Corp,
                      7.90%, due 03/15/05                              532,818
   1,090,000         Sprint Capital Corp,
                      6.38%, due 05/01/09                            1,166,498
                                                                  ------------
                                                                     6,018,237
                                                                  ------------
                     Total Corporate Bonds
                      (Cost $27,596,744)                            29,642,943
                                                                  ------------
MUNICIPAL BONDS: 4.2%
                     CALIFORNIA: 1.0%
   1,300,000         Golden State Tobacco Securitization
                      Corp/CA,
                      6.25%, due 06/01/33                            1,249,300
   4,100,000         State of California,
                      2.00%, due 06/16/04                            4,108,323
                                                                  ------------
                                                                     5,357,623
                                                                  ------------
                     GEORGIA: 0.2%
   1,000,000         State of Georgia,
                      5.00%, due 05/01/20                            1,062,840
                                                                  ------------
                                                                     1,062,840
                                                                  ------------
                     ILLINOIS: 1.0%
   1,700,000         Chicago Housing Authority/IL,
                      5.38%, due 07/01/18                            1,805,179
   2,700,000    V    Illinois Student Assistance Commission,
                      1.19%, due 03/01/41                            2,700,000
     900,000         State of Illinois,
                      5.10%, due 06/01/33                              827,523
                                                                  ------------
                                                                     5,332,702
                                                                  ------------
                     INDIANA: 0.2%
     800,000         IPS Multi-School Building Corp/IN,
                      5.00%, due 07/15/25                              821,336
     300,000         Kettering City School District,
                      5.00%, due 12/01/30                              309,687
                                                                  ------------
                                                                     1,131,023
                                                                  ------------
                     MINNESOTA: 0.2%
     900,000         State of Minnesota,
                      5.00%, due 08/01/10                            1,014,588
                                                                  ------------
                                                                     1,014,588
                                                                  ------------

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                            Value
------------------------------------------------------------------------------
                     NEVADA: 0.2%
$  1,105,000         Las Vegas Valley Water District/NV,
                      5.00%, due 06/01/25                         $  1,136,946
                                                                  ------------
                                                                     1,136,946
                                                                  ------------
                     NEW JERSEY: 0.2%
     800,000         Tobacco Settlement Financing Corp/NJ,
                      6.00%, due 06/01/37                              715,904
     300,000         Tobacco Settlement Financing Corp/NJ,
                      6.75%, due 06/01/39                              295,998
                                                                  ------------
                                                                     1,011,902
                                                                  ------------
                     NEW YORK: 0.3%
   1,400,000         New York City Municipal Water Finance
                      Authority/NY,
                      5.00%, due 06/15/34                            1,429,540
                                                                  ------------
                                                                     1,429,540
                                                                  ------------
                     TEXAS: 0.4%
   2,300,000    V    Brazos Higher Education Authority/TX,
                      1.15%, due 12/01/37                            2,300,000
                                                                  ------------
                                                                     2,300,000
                                                                  ------------
                     WASHINGTON: 0.5%
   1,400,000         Energy Northwest/WA,
                      5.50%, due 07/01/13                            1,594,054
   1,300,000         Port of Seattle WA,
                      5.00%, due 04/01/31                            1,318,213
                                                                  ------------
                                                                     2,912,267
                                                                  ------------
                     Total Municipal Bonds
                      (Cost $22,472,681)                            22,689,431
                                                                  ------------
RIGHTS: 0.0%
   1,000,000         United Mexican States, Series B                       100
   1,000,000         United Mexican States, Series C                        20
   1,000,000         United Mexican States, Series D                        20
   1,000,000         United Mexican States, Series E                        13
                                                                  ------------
                     Total Rights
                      (Cost $0)                                            153
                                                                  ------------
SOVEREIGN: 6.6%
                     BRAZIL: 1.0%
     840,000         Brazilian Government International Bond,
                      2.00%, due 04/15/06                              831,753
   1,040,000         Brazilian Government International Bond,
                      11.50%, due 03/12/08                           1,211,600
   1,748,602         Brazilian Government International Bond,
                      8.00%, due 04/15/14                            1,725,472
     800,000         Brazilian Government International Bond,
                      12.25%, due 03/06/30                           1,000,000
     700,000    @@   Brazilian Government Intl. Bond,
                      11.00%, due 08/17/40                             773,500
                                                                  ------------
                                                                     5,542,325
                                                                  ------------
                     CANADA: 0.5%
   3,570,000         Canadian Treasury Bill,
                      2.55%, due 03/11/04                            2,748,810
                                                                  ------------
                                                                     2,748,810
                                                                  ------------
                     CHILE: 0.4%
   1,040,000         Chile Government International Bond,
                      7.13%, due 01/11/12                            1,189,864
   1,100,000         Chile Government Intl. Bond,
                      5.50%, due 01/15/13                            1,134,100
                                                                  ------------
                                                                     2,323,964
                                                                  ------------

 Principal
   Amount                                                            Value
------------------------------------------------------------------------------
                     GERMANY: 1.5%
$  6,120,000         Bundesschatzanweisungen,
                      4.25%, due 03/12/04                         $  7,750,816
                                                                  ------------
                                                                     7,750,816
                                                                  ------------
                     ITALY: 1.4%
   5,500,000         Italy Buoni Poliennali Del Tesoro,
                      5.00%, due 05/01/08                            7,372,969
                                                                  ------------
                                                                     7,372,969
                                                                  ------------
                     MEXICO: 0.6%
     900,000    L    Mexico Government International Bond,
                      8.30%, due 08/15/31                            1,017,000
   1,300,000         Mexico Government Intl. Bond,
                      6.38%, due 01/16/13                            1,352,000
   1,000,000         Mexico Government Intl. Bond,
                      8.00%, due 09/24/22                            1,096,500
                                                                  ------------
                                                                     3,465,500
                                                                  ------------
                     PANAMA: 0.5%
     300,000    L    Panama Government International Bond,
                      8.25%, due 04/22/08                              331,500
   1,250,000         Panama Government International Bond,
                      9.38%, due 01/16/23                            1,368,750
     750,000         Panama Government International Bond,
                      8.88%, due 09/30/27                              791,250
                                                                  ------------
                                                                     2,491,500
                                                                  ------------
                     PERU: 0.6%
     900,000         Peru Government International Bond,
                      9.13%, due 01/15/08                            1,062,000
     300,000         Peru Government International Bond,
                      9.88%, due 02/06/15                              349,500
   1,500,000    @@   Peru Government Intl. Bond,
                      9.13%, due 02/21/12                            1,680,000
                                                                  ------------
                                                                     3,091,500
                                                                  ------------
                     SOUTH AFRICA: 0.1%
     600,000         South Africa Government International Bond,
                      9.13%, due 05/19/09                              724,500
                                                                  ------------
                                                                       724,500
                                                                  ------------
                     Total Sovereign
                      (Cost $30,047,037)                            35,511,884
                                                                  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.1%
                     COMMERCIAL MORTGAGE BACKED SECURITIES: 0.0%
     243,934    I    G-Wing Ltd, 3.82%, due 11/06/11                   241,583
                                                                  ------------
                                                                       241,583
                                                                  ------------
                     HOME EQUITY ASSET BACKED SECURITIES: 1.1%
     335,106         Advanta Mortgage Loan Trust,
                      1.52%, due 11/25/29                              334,730
   1,890,244    I    Financial Asset Securities Corp AAA Trust,
                      1.25%, due 09/27/33                            1,885,018
   1,878,273         First Franklin Mtg Loan Asset Backed
                      Certificates,
                      2.80%, due 02/25/33                            1,904,248
   1,905,456         Renaissance Home Equity Loan Trust,
                      1.58%, due 08/25/33                            1,907,035
                                                                  ------------
                                                                     6,031,031
                                                                  ------------
                     WHOLE LOAN COLLATERALLIZED MORTGAGE: 2.0%
   1,462,196         CS First Boston Mortgage Securities Corp,
                      5.00%, due 01/25/33                            1,468,347
      70,130         First Nationwide Trust,
                      8.50%, due 09/25/31                               70,802
   1,227,647         GSR Mortgage Loan Trust,
                      6.00%, due 03/25/32                            1,253,127

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                            Value
------------------------------------------------------------------------------
$    264,735    I    Nomura Asset Acceptance Corp,
                      7.00%, due 02/19/30                         $    274,498
     124,727         Residential Accredit Loans Inc,
                      5.50%, due 06/25/17                              128,520
     482,026         Sequoia Mortgage Trust,
                      1.52%, due 07/20/33                              483,153
   3,949,855         Structured Asset Mortgage Investments Inc,
                      3.23%, due 03/25/32                            3,970,952
     582,241         Washington Mutual,
                      6.00%, due 03/25/17                              592,302
     722,644         Washington Mutual,
                      5.17%, due 10/25/32                              740,358
   1,094,489         Washington Mutual,
                      3.16%, due 02/27/34                            1,112,556
      91,238         Wells Fargo Mortgage Backed Securities
                      Trust,
                      6.40%, due 10/25/31                               91,295
     223,122         Wells Fargo Mortgage Backed Securities
                      Trust,
                      4.76%, due 09/25/32                              225,062
                                                                  ------------
                                                                    10,410,972
                                                                  ------------
                     Total Collateralized Mortgage Obligations
                      (Cost $16,668,148)                            16,683,586
                                                                  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 38.3%
                     FEDERAL HOME ADMINISTRATION: 0.1%
     572,065         8.18%, due 03/01/27                               637,655
                                                                  ------------
                                                                       637,655
                                                                  ------------
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 15.0%
   1,437,220         5.50%, due 07/01/07                             1,480,024
   2,510,776         5.00%, due 09/15/16                             2,573,820
   4,000,000    W    5.50%, due 01/15/19                             4,145,000
     104,663         6.50%, due 07/01/19                               110,034
     300,000         8.25%, due 08/15/21                               301,165
   4,529,321         6.00%, due 01/01/22                             4,706,121
   5,541,859         6.00%, due 03/01/22                             5,758,587
  13,092,811         6.00%, due 10/01/22                            13,604,837
   1,972,157         6.00%, due 10/15/22                             2,005,146
   2,106,349         5.50%, due 03/01/23                             2,154,593
     161,996         3.46%, due 06/01/24                               166,451
     195,987         6.00%, due 03/15/27                               195,968
  17,700,000         6.00%, due 09/15/27                            17,904,026
   1,756,385         6.00%, due 01/15/28                             1,763,701
   6,089,940         6.00%, due 04/15/28                             6,187,128
     286,080         6.00%, due 01/15/29                               288,831
     268,778         5.00%, due 02/15/29                               268,822
     113,528         5.75%, due 06/15/29                               114,541
     447,730         1.51%, due 12/15/29                               446,950
   4,889,136         6.50%, due 06/15/30                             4,933,383
   6,750,180         5.50%, due 05/15/31                             6,860,778
     850,698         5.50%, due 07/15/31                               866,598

 Principal
   Amount                                                            Value
------------------------------------------------------------------------------
$    941,341         5.93%, due 11/01/31                          $    966,757
   1,316,985         3.50%, due 07/15/32                             1,319,664
     980,547         6.50%, due 08/01/32                             1,027,443
     187,687         6.50%, due 08/01/32                               196,664
     132,224         6.50%, due 12/01/32                               138,547
     490,957         5.00%, due 08/01/33                               485,019
                                                                  ------------
                                                                    80,970,598
                                                                  ------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 21.8%
   5,200,000    L    1.01%, due 02/03/04                             5,195,040
   2,200,000         1.00%, due 02/04/04                             2,197,861
   2,800,000         0.95%, due 02/25/04                             2,795,859
     900,000         0.95%, due 03/24/04                               898,012
   7,500,000         0.96%, due 04/05/04                             7,480,808
      62,080         6.50%, due 08/25/07                                62,071
   1,385,538         6.50%, due 12/25/07                             1,399,005
   1,582,867         6.50%, due 12/25/07                             1,595,790
     430,928         5.50%, due 01/01/14                               448,343
     282,429         5.50%, due 12/01/14                               294,143
      41,041         6.50%, due 11/01/15                                43,554
      75,727         5.50%, due 06/01/16                                78,593
     331,907         6.50%, due 09/01/16                               352,265
      28,657         6.50%, due 09/01/16                                30,412
      33,625         6.50%, due 02/01/17                                35,687
      82,469         6.50%, due 02/01/17                                87,549
      63,040         6.50%, due 02/01/17                                66,906
     399,638         5.50%, due 03/01/17                               414,698
      42,547         6.50%, due 03/01/17                                45,168
   1,040,733         1.64%, due 03/25/17                             1,047,798
     361,639         6.50%, due 04/01/17                               383,914
  11,383,434         5.50%, due 07/01/17                            11,812,408
   1,537,532         5.50%, due 12/01/17                             1,595,472
     388,611         5.50%, due 01/01/18                               403,255
  13,031,739         6.00%, due 06/01/22                            13,545,300
   1,620,176         6.00%, due 09/01/22                             1,684,024
   1,576,133         6.00%, due 10/01/22                             1,638,246
   2,648,270         6.25%, due 10/25/22                             2,691,782
   4,106,053         6.50%, due 12/25/22                             4,151,267
   2,887,175         6.00%, due 01/01/23                             3,000,954
   3,617,497         5.50%, due 06/01/23                             3,701,502
       4,968         6.50%, due 06/01/29                                 5,200
   1,388,598         5.50%, due 02/25/30                             1,400,863
   2,547,942         6.00%, due 04/25/30                             2,597,843
   2,280,592         5.50%, due 11/20/31                             2,317,480
   1,506,153         2.04%, due 04/25/32                             1,520,799
     339,868         5.50%, due 08/01/33                               344,573
     720,763         5.50%, due 08/01/33                               730,740
     460,302         5.50%, due 10/01/33                               466,673
     930,135         5.50%, due 10/01/33                               943,010
     807,207         5.50%, due 10/01/33                               818,381
     566,909         5.50%, due 10/01/33                               574,757
   3,999,600         5.50%, due 10/01/33                             4,054,962
   3,999,600         5.50%, due 10/01/33                             4,054,962
     351,587         5.50%, due 10/01/33                               356,454
     433,191         5.50%, due 10/01/33                               439,187
     955,775         5.50%, due 10/01/33                               969,005
     534,107         5.50%, due 11/01/33                               541,500
      96,435         5.50%, due 11/01/33                                97,770
     999,900         5.50%, due 11/01/33                             1,013,741
     194,990         5.50%, due 11/01/33                               197,689
   1,522,208         5.50%, due 11/01/33                             1,543,278
     215,521         5.50%, due 11/01/33                               218,504
     876,937         5.50%, due 11/01/33                               889,075
     720,308         5.50%, due 11/01/33                               730,278
     929,970         5.50%, due 11/01/33                               942,842
   8,583,094         5.50%, due 12/01/33                             8,701,901
     789,513         5.50%, due 12/01/33                               800,441
   3,999,600         5.50%, due 12/01/33                             4,054,962
     999,900         5.50%, due 12/01/33                             1,013,741
     999,900         5.50%, due 12/01/33                             1,013,741
     697,608         5.50%, due 12/01/33                               707,264
     774,324         5.50%, due 01/01/34                               785,042
     250,991         3.78%, due 05/01/36                               252,883
   2,049,450         4.89%, due 12/01/36                             2,085,895
   1,655,850         6.50%, due 12/25/42                             1,759,754
                                                                  ------------
                                                                   118,083,501
                                                                  ------------
                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 1.4%
   1,499,630         4.38%, due 01/20/27                             1,529,124
   1,632,784         4.75%, due 08/20/27                             1,667,832
   1,297,988         3.25%, due 05/20/29                             1,294,393

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                            Value
------------------------------------------------------------------------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  2,182,084         4.50%, due 10/20/29                          $  2,227,650
   1,106,267         3.50%, due 04/20/30                             1,104,253
                                                                  ------------
                                                                     7,823,252
                                                                  ------------
                     Total U.S. Government Agency Obligations
                      (Cost $204,637,973)                          207,554,381
                                                                  ------------
U.S. TREASURY OBLIGATIONS: 16.7%
                     U.S. TREASURY BONDS: 6.6%
  11,400,000    L    7.50%, due 11/15/16                            14,517,193
  10,000,000    L    8.00%, due 11/15/21                            13,508,600
   6,000,000    L    6.25%, due 08/15/23                             6,840,708
   1,100,000    L    5.50%, due 08/15/28                             1,146,107
                                                                  ------------
                                                                    36,012,608
                                                                  ------------
               U.S. TREASURY INFLATION INDEXED BONDS: 10.1%
   5,000,000    L    3.38%, due 01/15/07                             6,319,845
  23,800,000         3.63%, due 01/15/08                            30,149,604
   7,300,000    L    3.88%, due 01/15/09                             9,301,431
   5,100,000         4.25%, due 01/15/10                             6,520,972
   1,100,000    L    3.50%, due 01/15/11                             1,314,293
     900,000    L    3.38%, due 01/15/12                             1,049,546
                                                                  ------------
                                                                    54,655,691
                                                                  ------------
                     Total U.S. Treasury Obligations
                      (Cost $13,091,527)                            90,668,299
                                                                  ------------


 No. of                                              Strike
Contracts                        Expiration Date   Price/Rate      Value
----------------------------------------------------------------------------
PUT FUTURE PURCHASED
   280      90 Day Euro Future       Mar 04             97      $      3,500
                                                                ------------
            Total Purchased Options
             (Cost $2,800)                                             3,500
            Total Long-Term Investments
             (Cost $393,990,235)                                 402,754,177
                                                                ------------

 Principal
   Amount                                                            Value
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 25.2%
                     BANKS: 9.4%
$  7,000,000         ANZ Delaware, 1.06%, due 01/12/04            $  6,997,563
   2,600,000         Danske Corp., 1.08%, due 02/09/04               2,596,931
   1,900,000         Danske Corp., 1.02%, due 02/25/04               1,897,017
   1,800,000         Danske Corp., 1.03%, due 03/22/04               1,795,842
   6,900,000         HBOS Treasury, 1.07%, due 01/27/04              6,894,533
   5,600,000         HBOS Treasury, 1.04%, due 04/22/04              5,581,912
     400,000         Lloyds Bank, 1.02%, due 03/09/04                  399,228
  15,000,000         Rabobank, 1.06%, due 02/24/04                  14,976,063
  10,000,000         Royal Bank of Scotland, 1.05%, due 01/26/04     9,992,498
                                                                  ------------
                                                                    51,131,587
                                                                  ------------
                     DIVERSIFIED FINANCIAL SERVICES: 4.9%
   8,900,000         ABN Amro, 1.02%, due 01/14/04                   8,896,507
   3,200,000         CBA Finance, 1.08%, due 01/20/04                3,198,098
   3,600,000         General Electric Capital Corp.,
                      1.51%, due 03/16/04                            3,588,671
  10,700,000         UBS, 1.06%, due 02/12/04                       10,686,649
                                                                  ------------
                                                                    26,369,925
                                                                  ------------
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 2.7%
  14,400,000         0.94%, due 03/11/04                            14,373,230
                                                                  ------------
                                                                    14,373,230
                                                                  ------------
                     FOOD: 0.6%
   3,000,000         Kraft Foods, 1.97%, due 02/27/04                2,993,610
                                                                  ------------
                                                                     2,993,610
                                                                  ------------
                     OIL AND GAS: 0.5%
   2,900,000         Shell Finance, 1.12%, due 01/15/04              2,898,759
                                                                  ------------
                                                                     2,898,759
                                                                  ------------
                     U.S. TREASURY BILLS: 7.1%
   2,425,000         0.80%, due 03/04/04                             2,421,576
     995,000         0.81%, due 03/18/04                               993,250
  35,200,000    L    0.87%, due 04/08/04                            35,116,365
                                                                  ------------
                                                                    38,531,191
                                                                  ------------
                     Total Short-Term Investments
                      (Cost $136,291,416)                          136,298,302
                                                                  ------------

            Total Investments
              (Cost $530,281,651)*                    99.6%     $539,052,479
OTHER ASSETS AND LIABILITIES-NET                       0.4%        2,376,620
                                                     -----      ------------
NET ASSETS                                           100.0%     $541,429,099
                                                     =====      ============

 No. of                                              Strike
Contracts                        Expiration Date   Price/Rate      Value
----------------------------------------------------------------------------
   WRITTEN OPTIONS
CALL OPTIONS WRITTEN:
     8      OTC 3 Month Libor/7
            year Treasury
            Interest Rate Swap     10/04/04           5.97      $   (68,516)
    20      OTC 3 Month Libor/7
            year Treasury
            Interest Rate Swap     10/19/04           6.00         (172,376)
    79      OTC 3 Month Libor/7
            year Treasury
            Interest Rate Swap     19/23/05           4.00          (91,032)
   387      OTC 3 Month Libor/7
            year Treasury
            Interest Rate Swap     10/04/04           4.00         (445,940)
   165      OTC 3 Month
            Libor/10 year
            Treasury Interest
            Rate Swap              10/07/04           4.00         (106,640)
    14      OTC 3 Month Libor/7
            year Treasury
            Interest Rate Swap     01/07/05           4.00          (16,373)
    14      OTC 3 Month Libor/7
            year Treasury
            Interest Rate Swap     01/07/05           4.00          (16,373)
   119      OTC 3 Month Libor/7
            year Treasury
            Interest Rate Swap     09/23/05           7.00         (153,355)
   212      OTC 3 Month
            Libor/10 year
            Treasury Interest
            Rate Swap              10/07/04           3.80         (173,056)
    40      OTC 3 Month Libor/7
            year Treasury
            Interest Rate Swap     01/07/05           5.50         (233,600)

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

 No. of                                              Strike
Contracts                        Expiration Date   Price/Rate      Value
----------------------------------------------------------------------------
    14      CBT February 04/10
            Year Treasury Note
            Future                 02/23/04            113      $   (16,406)
                                                                ------------
            Total Liability for Call Options
            Written (Premiums received
            $1,916,654)                                          (1,493,667)
                                                                ------------
PUT OPTIONS WRITTEN:
    20      OTC 3 Month Libor/7
            year Treasury
            Interest Rate Swap     10/19/04           6.00          (16,302)
     8      OTC 3 Month Libor/7
            year Treasury
            Interest Rate Swap     10/04/04           5.97           (6,144)
    79      OTC 3 Month Libor/7
            year Treasury
            Interest Rate Swap     09/23/05           6.00         (196,315)
   165      OTC 3 Month
            Libor/10 year
            Treasury Interest
            Rate Swap              10/07/04           6.00         (220,407)

 No. of                                              Strike
Contracts                        Expiration Date   Price/Rate      Value
----------------------------------------------------------------------------
    23      OTC 3 Month Libor/7
            year Treasury
            Interest Rate Swap     01/07/05           6.65      $   (15,180)
   212      OTC 3 Month Libor/7
            year Treasury
            Interest Rate Swap     10/07/04           6.00         (161,862)
    67      OTC 3 Month Libor/7
            year Treasury
            Interest Rate Swap     01/07/05           7.00          (31,637)
                                                                ------------
            Total Liability for Put Options
            Written (Premiums received
            $1,297,935)                                         $  (647,847)
                                                                ------------
Total Written Options
(Premiums received $3,214,589)                                  $ (2,141,514)
                                                                ============

The following short positions were held by the PIMCO Core Bond Portfolio at December 31, 2003:

Principal            Description                                      Value
-------------------------------------------------------------------------------
$(33,700,000)        U.S. Treasury Note,
                      3.25% due 08/15/07                          $(34,385,862)
 (15,000,000)        U.S. Treasury Note,
                      3.00% due 11/15/07                           (15,133,605)
 (10,900,000)        U.S. Treasury Note,
                      5.75% due 08/15/10                           (12,225,037)
 (16,000,000)        U.S. Treasury Note,
                      3.63% due 05/15/13                           (15,384,384)
  (3,000,000)W       Federal Home Loan Mortgage Corp.,
                      5.50% due 01/01/33                            (3,039,375)
                                                                  -------------
                     Total Short Positions
                      (Proceeds $79,473,325)                      $(80,168,263)
                                                                  =============

At December 31, 2003 the following forward foreign currency contracts were outstanding for the PIMCO Core Bond Portfolio:

                                                                             UNREALIZED
                 BUY/SELL  SETTLEMENT DATE   IN EXCHANGE FOR      VALUE        APP/DEP
                 --------  ---------------   ---------------      -----        -------
CURRENCY
--------------
Canadian Dollar                                  USD
CAD 3,570,000      Sell       01/23/04        2,690,027        $ 2,759,661    $ (69,634)
Canadian Dollar                                  USD
CAD 3,570,000      Buy        01/23/04        2,686,624          2,759,661       73,036
Euro                                             USD
EUR 14,159,000     Sell       01/07/04        17,131,535        17,855,914     (724,379)
Euro                                             USD
EUR 3,570,000      Buy        01/07/04        4,360,934          4,502,127      141,193
                                                                              ---------
                                                                              $(579,784)
                                                                              =========

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

Information concerning open futures contracts for the PIMCO Core Bond Portfolio at December 31, 2003 is shown below:

                             NO. OF      NOTIONAL     EXPIRATION  UNREALIZED
LONG CONTRACTS              CONTRACTS  MARKET VALUE      DATE      GAIN/LOSS
--------------              ---------  ------------      ----      ---------
90 Day Euro                    282      67,919,700     12/19/05   $  161,316
U.S. 5 Year Treasury Note      43        4,799,875     03/31/04       37,297
Euro-Bobl (Denominated in
 Euros)                        44        6,134,359     03/08/04         (584)
Euro-Bund (Denominated in
 Euros)                        598      85,325,126     03/08/04    1,289,782
U.S. 10 Year Treasury Note     992     111,367,505     03/22/04    1,242,447
U.S. 30 Year Treasury Bond      1          109,313     03/31/04          586
                                                                  ----------
                                                                  $2,730,844
                                                                  ==========

Information concerning the Credit Default Agreements outstanding for the PIMCO Core Bond Portfolio at December 31, 2003, is shown below:

                                                         EXPIRATION         NOTIONAL
TYPE                                                        DATE           PRINCIPAL     VALUE
----                                                        ----           ---------     -----
Credit Default Agreement
Allstate
Receive $1,800,000 in the event
Of default and pay 0.26% per annum
Counterparty: Morgan Stanley Capital Services, Inc.       12/20/08         $1,800,000   $   (878)
Credit Default Agreement
Ingersoll-Rand
Receive $800,000 in the event
Of default and pay 0.32% per annum
Counterparty: Merrill Lynch Capital Services              12/20/08     I      800,000        369
Credit Default Agreement
Wal-Mart
Receive $2,300,000 in the event
Of default and pay 0.14% per annum
Counterparty: Lehman Brothers Special Financing, Inc.     12/20/08     I    2,300,000      1,070
Credit Default Agreement
Emerson
Receive $1,100,000 in the event
Of default and pay 0.21% per annum
Counterparty: Morgan Stanley Capital Services, Inc.       12/20/08     I    1,100,000      2,043
Credit Default Agreement
Eli Lilly
Receive $1,500,000 in the event
Of default and pay 0.16% per annum
Counterparty: Barclays Bank PLC                           12/20/08     I    1,500,000      2,102
Credit Default Agreement
Federal Express
Receive $1,100,000 in the event
Of default and pay 0.29% per annum
Counterparty: Barclays Bank PLC                           12/20/08          1,100,000     (4,162)
Credit Default Agreement
Johnson & Johnson
Receive $1,500,000 in the event
Of default and pay 0.11% per annum
Counterparty: Lehman Brothers Special Financing, Inc.     12/20/08          1,500,000       (703)
Credit Default Agreement
Home Depot
Receive $1,500,000 in the event
Of default and pay 0.12% per annum
Counterparty: Lehman Brothers Special Financing, Inc.     12/20/08     I    1,500,000        698

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

                                                         EXPIRATION         NOTIONAL
TYPE                                                        DATE           PRINCIPAL     VALUE
----                                                        ----           ---------     -----
Credit Default Agreement
Whirlpool
Receive $700,000 in the event
Of default and pay 0.29% per annum
Counterparty: Lehman Brothers Special Financing, Inc.     12/20/08     I   $  700,000   $  1,295
Credit Default Agreement
Eaton
Receive $1,400,000 in the event
Of default and pay 0.28% per annum
Counterparty: Citibank NA                                 12/20/08          1,400,000     (1,301)
Credit Default Agreement
Gannett
Receive $400,000 in the event
Of default and pay 0.22% per annum
Counterparty: Merrill Lynch Capital Services              12/20/08     I      400,000         --
Credit Default Agreement
Wal-Mart
Receive $200,000 in the event
Of default and pay 0.14% per annum
Counterparty: Citibank NA                                 12/20/08     I      200,000         93
Credit Default Agreement
Costco
Receive $300,000 in the event
Of default and pay 0.24% per annum
Counterparty: Lehman Brothers Special Financing, Inc.     12/20/08     I      300,000        820
Credit Default Agreement
Masco
Receive $700,000 in the event
Of default and pay 0.30% per annum
Counterparty: Lehman Brothers Special Financing, Inc.     12/20/08            700,000     (1,630)
Credit Default Agreement
Radioshack
Receive $700,000 in the event
Of default and pay 0.35% per annum
Counterparty: Lehman Brothers Special Financing, Inc.     12/20/08     I      700,000      1,580
Credit Default Agreement
Walt Disney
Receive $900,000 in the event
Of default and pay 0.67% per annum
Counterparty: Barclays Bank PLC                           12/20/08            900,000    (12,144)
Credit Default Agreement
Northrop
Receive $600,000 in the event
Of default and pay 0.48% per annum
Counterparty: Lehman Brothers Special Financing, Inc.     12/20/08            600,000     (1,696)
Credit Default Agreement
Lockheed Martin Corp.
Receive $600,000 in the event
Of default and pay 0.53% per annum
Counterparty: Lehman Brothers Special Financing, Inc.     12/20/08            600,000     (2,248)
Credit Default Agreement
Goodrich Corp.
Receive $600,000 in the event
Of default and pay 0.97% per annum
Counterparty: Lehman Brothers Special Financing, Inc.     12/20/08            600,000    (12,977)
Credit Default Agreement
Sun Microsystems Inc.
Receive $900,000 in the event
Of default and pay 0.98% per annum
Counterparty: UBS AG                                      12/20/08            900,000    (11,562)
Credit Default Agreement
Clear Channel Communications
Receive $900,000 in the event
Of default and pay 0.67% per annum
Counterparty: Barclays Bank PLC                           12/20/08            900,000     (7,206)

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

                                                         EXPIRATION         NOTIONAL
TYPE                                                        DATE           PRINCIPAL     VALUE
----                                                        ----           ---------     -----
Credit Default Agreement
Carnival
Receive $100,000 in the event
Of default and pay 0.48% per annum
Counterparty: ABN Amro, NA                                12/20/08         $  100,000   $    (49)
Credit Default Agreement
Albertson's
Receive $300,000 in the event
Of default and pay 0.68% per annum
Counterparty: Credit Suisse First Boston International    12/20/08            300,000       (567)
Credit Default Agreement
Goodrich Corp.
Receive $300,000 in the event
Of default and pay 0.90% per annum
Counterparty: Credit Suisse First Boston International    12/20/08            300,000     (5,522)
Credit Default Agreement
Sun Microsystems, Inc.
Receive $100,000 in the event
Of default and pay 0.93% per annum
Counterparty: JP Morgan Chase Bank                        12/20/08            100,000     (1,056)
Credit Default Agreement
Walt Disney
Receive $300,000 in the event
Of default and pay 0.53% per annum
Counterparty: Credit Suisse First Boston International    12/20/08            300,000     (2,102)
Credit Default Agreement
Wal-Mart
Receive $300,000 in the event
Of default and pay 0.15% per annum
Counterparty: Credit Suisse First Boston International    12/20/08            300,000         --
Credit Default Agreement
Federated
Receive $300,000 in the event
Of default and pay 0.41% per annum
Counterparty: Credit Suisse First Boston International    12/20/08     I      300,000        537
Credit Default Agreement
Capital One
Receive $100,000 in the event
Of default and pay 1.35% per annum
Counterparty: JP Morgan Chase Bank                        12/20/08            100,000     (1,599)
Credit Default Agreement
Clear Channel Communications
Receive $300,000 in the event
Of default and pay 0.61% per annum
Counterparty: Credit Suisse First Boston International    12/20/08            300,000     (1,569)
Credit Default Agreement
Northrop Grumman Space & Mission Systems Corp.
Receive $100,000 in the event
Of default and pay 0.29% per annum
Counterparty: UBS AG                                      12/20/08     I      100,000        595
Credit Default Agreement
Lockheed Martin Corp.
Receive $300,000 in the event
Of default and pay 0.44% per annum
Counterparty: Credit Suisse First Boston International    12/20/08     I      300,000        122
Credit Default Agreement
Cox Communications
Receive $300,000 in the event
Of default and pay 0.50% per annum
Counterparty: Credit Suisse First Boston International    12/20/08            300,000     (1,405)
                                                                                        --------
Total Credit Default Agreements (Cost $0)                                               $(59,052)
                                                                                        ========

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

Information concerning the Interest Rate Swap Agreements outstanding for the PIMCO Core Bond Portfolio at December 31, 2003, is shown below:

                                                               NOTIONAL
                                                               PRINCIPAL
TYPE                                                            (000'S)        VALUE
----                                                            -------        -----
Receive a fixed rate equal to 1.30%
And pay a floating rate based on the
6-month JPY-LIBOR
denominated in Japanese Yen
Counterparty: Goldman Sachs
Expires 09/21/11                                                  685,000   $   (69,024)
Receive a fixed rate equal to 5.25%
And pay a floating rate based on the
6-month GBP-LIBOR
denominated in Great Britain Pounds
Counterparty: Morgan Stanley
Expires 03/15/17                                          I         3,600         4,924
Receive a fixed rate equal to 4.50%
And pay a floating rate based on the
3-month SEK-LIBOR
denominated in Swedish Krona
Counterparty: Merrill Lynch
Expires 06/17/08                                                  110,800      (174,547)
Receive a fixed rate equal to 4.50%
And pay a floating rate based on the
3-month SEK-LIBOR
denominated in Swedish Krona
Counterparty: JP Morgan
Expires 06/17/08                                                   69,100      (108,856)
Receive a fixed rate equal to 1.50%
And pay a floating rate based on the
3-month CHF overnight rate
denominated in Swiss Francs
Counterparty: Merrill Lynch
Expires 03/29/05                                          I        45,200       212,852
Receive a fixed rate equal to 1.50%
And pay a floating rate based on the
3-month CHF overnight rate
denominated in Swiss Francs
Counterparty: JP Morgan
Expires 03/29/05                                          I        47,400       223,212
Receive a fixed rate equal to 1.07%
And pay a floating rate based on the
6-month JPY-LIBOR
denominated in Japanese Yen
Counterparty: Goldman Sachs
Expires 06/02/12                                          I       230,000        56,995
Receive a fixed rate equal to 4.00%
And pay a floating rate based on the
3-month USD-LIBOR
Counterparty: Goldman Sachs
Expires 08/15/07                                          I        33,700     1,087,027
Receive a fixed rate equal to 1.65%
And pay a floating rate based on the
6-month JPY-LIBOR
denominated in Japanese Yen
Counterparty: Morgan Stanley
Expires 06/18/13                                                1,560,000      (391,798)
Receive a fixed rate equal to 5.13%
And pay a floating rate based on the
3-month USD-LIBOR
Counterparty: Goldman Sachs
Expires 11/13/13                                                    2,700   $  (110,155)

                 See Accompanying Notes to Financial Statements

ING
PIMCO
CORE
BOND
PORTFOLIO

          PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

                                                               NOTIONAL
                                                               PRINCIPAL
TYPE                                                            (000'S)        VALUE
----                                                            -------        -----
Receive a fixed rate equal to 5.00%
And pay a floating rate based on the
3-month USD-LIBOR
Counterparty: Merrill Lynch
Expires 06/17/24                                          I         9,700   $   554,171
Receive a fixed rate equal to 5.00%
And pay a floating rate based on the
6-month EUR-LIBOR
denominated in Euros
Counterparty: JP Morgan
Expires 06/16/04                                                   14,400      (616,831)
Receive a fixed rate equal to 4.00%
And pay a floating rate based on the
3-month USD-LIBOR
Counterparty: JP Morgan
Expires 06/16/09                                                    9,600       (18,893)
Receive a fixed rate equal to 4.00%
And pay a floating rate based on the
3-month USD-LIBOR
Counterparty: Goldman Sachs
Expires 06/16/09                                                   49,900       (98,203)
Receive a fixed rate equal to 5.00%
And pay a floating rate based on the 6-month
EUR-LIBOR
denominated in Euros
Counterparty: Goldman Sachs
Expires 06/16/14                                                   40,300    (1,726,272)
Spread Lock @ 18%/20%
Counterparty: Merrill Lynch
Expires: 01/15/04                                         I     5,300,000        10,350
                                                                            -----------
Total Interest Rate Swaps (Cost $325,842)                                   $(1,165,048)
                                                                            ===========

 @@    Foreign Issuer
 #     Securities with purchases pursuant to Rule 144A, under the
       Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These
       securities have been determined to be liquid under the
       guidelines established by the Portfolio's Board of Trustees.
 I     Illiquid Security
 L     Loaned security, a portion or all of the security is on loan at 12/31/2003.
 V     Variable rate security.
 W     When-issued or delayed delivery security.
 **    Defaulted security
 *     Cost for federal income tax purposes is $531,070,836. Net
       unrealized depreciation consists of:

      Gross Unrealized Appreciation                              $9,592,973
      Gross Unrealized Depreciation                              (1,611,330)
                                                                 ---------
      Net Unrealized Depreciation                                $7,981,643
                                                                 =========

                 See Accompanying Notes to Financial Statements

ING
SALOMON
BROTHERS
ALL CAP
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 94.0%
                     ADVERTISING: 0.4%
     81,800   @,L    Catalina Marketing Corp.                  $  1,649,088
                                                               ------------
                                                                  1,649,088
                                                               ------------
                     AEROSPACE/DEFENSE: 1.7%
     20,200          Boeing Co.                                     851,228
    225,000          Raytheon Co.                                 6,759,000
                                                               ------------
                                                                  7,610,228
                                                               ------------
                     BANKS: 2.6%
     66,700          Bank One Corp.                               3,040,853
        622    @@    Mitsubishi Tokyo Financial Group, Inc.       4,849,882
     68,000          State Street Corp.                           3,541,440
                                                               ------------
                                                                 11,432,175
                                                               ------------
                     BIOTECHNOLOGY: 1.1%
    140,000   @,L    Aphton Corp.                                   840,000
    105,000    @     Enzo Biochem, Inc.                           1,880,550
    222,600    @     Genelabs Technologies                          623,280
    236,800    @     XOMA Ltd.                                    1,562,880
                                                               ------------
                                                                  4,906,710
                                                               ------------
                     CHEMICALS: 4.5%
    150,000    @     Cabot Corp.                                  4,776,000
    314,600          Crompton Corp.                               2,255,682
     93,700          Dow Chemical Co.                             3,895,109
     54,100    L     Engelhard Corp.                              1,620,295
    125,100          Olin Corp.                                   2,509,506
     50,600          Potash Corp. of Saskatchewan                 4,375,888
                                                               ------------
                                                                 19,432,480
                                                               ------------
                     COMMERCIAL SERVICES: 0.2%
     24,000          McKesson Corp.                                 771,840
                                                               ------------
                                                                    771,840
                                                               ------------
                     COMPUTERS: 2.2%
    183,400          Hewlett-Packard Co.                          4,212,698
    375,500   @,L    Unisys Corp.                                 5,576,175
                                                               ------------
                                                                  9,788,873
                                                               ------------
                     DIVERSIFIED FINANCIAL SERVICES: 3.5%
    137,800          American Express Co.                         6,646,094
     52,000          Friedman Billings Ramsey Group, Inc.         1,200,160
     59,300          JP Morgan Chase & Co.                        2,178,089
     81,900          Merrill Lynch & Co., Inc.                    4,803,435
      7,100          Morgan Stanley                                 410,877
                                                               ------------
                                                                 15,238,655
                                                               ------------
                     ELECTRONICS: 3.4%
    212,900   @,L    Agilent Technologies, Inc.                   6,225,196
  1,444,500   @,L    Solectron Corp.                              8,536,995
                                                               ------------
                                                                 14,762,191
                                                               ------------
                     ENGINEERING & CONSTRUCTION: 0.3%
     34,500    L     Fluor Corp.                                  1,367,580
                                                               ------------
                                                                  1,367,580
                                                               ------------
                     ENTERTAINMENT: 0.8%
    198,337    @     Metro-Goldwyn-Mayer, Inc.                    3,389,579
                                                               ------------
                                                                  3,389,579
                                                               ------------
                     ENVIRONMENTAL CONTROL: 1.5%
    222,800          Waste Management, Inc.                       6,594,880
                                                               ------------
                                                                  6,594,880
                                                               ------------
                     FOOD: 1.7%
    200,000          Archer-Daniels-Midland Co.                   3,044,000
    203,000   @,L    Safeway, Inc.                                4,447,730
                                                               ------------
                                                                  7,491,730
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     FOREST PRODUCTS & PAPER: 2.3%
    130,300    L     Georgia-Pacific Corp.                     $  3,996,301
     95,000    L     Weyerhaeuser Co.                             6,080,000
                                                               ------------
                                                                 10,076,301
                                                               ------------
                     HEALTHCARE -- PRODUCTS: 1.5%
    125,000          Johnson & Johnson                            6,457,500
                                                               ------------
                                                                  6,457,500
                                                               ------------
                     HOME BUILDERS: 0.2%
     92,600   @,L    Fleetwood Enterprises, Inc.                    950,076
                                                               ------------
                                                                    950,076
                                                               ------------
                     HOME FURNISHINGS: 0.2%
     28,100    @@    Sony Corp.                                     973,853
                                                               ------------
                                                                    973,853
                                                               ------------
                     INSURANCE: 7.0%
     54,900          AMBAC Financial Group, Inc.                  3,809,511
     78,200          Chubb Corp.                                  5,325,420
    220,600    @     CNA Surety Corp.                             2,097,906
     54,100          Hartford Financial Services Group, Inc.      3,193,523
     92,600          Marsh & McLennan Cos., Inc.                  4,434,614
     51,000          MBIA, Inc.                                   3,020,730
     66,100    L     MGIC Investment Corp.                        3,763,734
     90,000          Radian Group, Inc.                           4,387,500
     27,700    L     Scottish Annuity & Life Holdings LTD.          575,606
                                                               ------------
                                                                 30,608,544
                                                               ------------
                     INTERNET: 0.8%
    583,000   @,L    Realnetworks, Inc.                           3,328,930
                                                               ------------
                                                                  3,328,930
                                                               ------------
                     IRON/STEEL: 1.3%
    277,800          Allegheny Technologies, Inc.                 3,672,516
     38,600          Nucor Corp.                                  2,161,600
                                                               ------------
                                                                  5,834,116
                                                               ------------
                     LEISURE TIME: 0.8%
    151,800    L     Sabre Holdings Corp.                         3,277,362
                                                               ------------
                                                                  3,277,362
                                                               ------------
                     LODGING: 0.5%
    137,500          Extended Stay America, Inc.                  1,991,000
                                                               ------------
                                                                  1,991,000
                                                               ------------
                     MACHINERY -- CONSTRUCTION & MINING: 0.6%
     29,400          Caterpillar, Inc.                            2,440,788
                                                               ------------
                                                                  2,440,788
                                                               ------------
                     MACHINERY -- DIVERSIFIED: 0.5%
     32,800          Deere & Co.                                  2,133,640
                                                               ------------
                                                                  2,133,640
                                                               ------------
                     MEDIA: 7.4%
    245,600   @,L    Comcast Corp.                                7,682,368
    591,900   @,L    Liberty Media Corp.                          7,037,691
    123,100          News Corp. Ltd.                              4,443,910
    425,000   @,L    Time Warner, Inc.                            7,645,750
    231,200          Walt Disney Co.                              5,393,896
                                                               ------------
                                                                 32,203,615
                                                               ------------
                     METAL FABRICATE/HARDWARE: 0.1%
     38,300   @,L    Shaw Group, Inc.                               521,646
                                                               ------------
                                                                    521,646
                                                               ------------
                     MINING: 3.2%
    150,000          Alcoa, Inc.                                  5,700,000
     56,700    @     Brush Engineered Materials, Inc.               868,077
    150,300    L     Newmont Mining Corp.                         7,306,083
                                                               ------------
                                                                 13,874,160
                                                               ------------

                 See Accompanying Notes to Financial Statements

ING
SALOMON
BROTHERS
ALL CAP
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     MISCELLANEOUS MANUFACTURING: 1.9%
    102,800    L     Eastman Kodak Co.                         $  2,638,876
    100,000          Honeywell Intl., Inc.                        3,343,000
     33,900    @@    Ingersoll-Rand Co.                           2,301,132
                                                               ------------
                                                                  8,283,008
                                                               ------------
                     OFFICE/BUSINESS EQUIPMENT: 1.0%
    375,000    L     IKON Office Solutions, Inc.                  4,447,500
                                                               ------------
                                                                  4,447,500
                                                               ------------
                     OIL AND GAS: 3.5%
     20,300    L     Amerada Hess Corp.                           1,079,351
     62,200          Anadarko Petroleum Corp.                     3,172,822
     68,100          ChevronTexaco Corp.                          5,883,159
     89,100          Globalsantafe Corp.                          2,212,353
     47,600          Murphy Oil Corp.                             3,108,756
                                                               ------------
                                                                 15,456,441
                                                               ------------
                     OIL AND GAS SERVICES: 1.6%
    171,500    L     Halliburton Co.                              4,459,000
     47,200          Schlumberger Ltd.                            2,582,784
                                                               ------------
                                                                  7,041,784
                                                               ------------
                     PACKAGING AND CONTAINERS: 0.6%
    129,200   @, L   Smurfit-Stone Container Corp.                2,399,244
                                                               ------------
                                                                  2,399,244
                                                               ------------
                     PHARMACEUTICALS: 9.7%
    140,000          Abbott Laboratories                          6,524,000
    218,700          Bristol-Myers Squibb Co.                     6,254,820
    254,700   @,L    Elan Corp. PLC                               1,754,883
      5,390    @     Medco Health Solutions, Inc.                   183,206
    117,800          Merck & Co., Inc.                            5,442,360
    165,500          Novartis AG                                  7,594,795
    225,000          Pfizer, Inc.                                 7,949,250
    118,600    L     Schering-Plough Corp.                        2,062,454
    111,300          Wyeth                                        4,724,685
                                                               ------------
                                                                 42,490,453
                                                               ------------
                     PIPELINES: 1.5%
    645,000          Williams Cos., Inc.                          6,333,900
                                                               ------------
                                                                  6,333,900
                                                               ------------
                     REAL ESTATE: 0.1%
     16,600          St. Joe Co.                                    619,014
                                                               ------------
                                                                    619,014
                                                               ------------
                     RETAIL: 4.1%
    193,100   @,L    Costco Wholesale Corp.                       7,179,458
    100,000    L     Gap, Inc.                                    2,321,000
     94,000          Home Depot, Inc.                             3,336,060
    197,700          McDonald's Corp.                             4,908,891
                                                               ------------
                                                                 17,745,409
                                                               ------------
                     SEMICONDUCTORS: 3.5%
    183,400    L     Intel Corp.                                  5,905,480
    238,200    @     Lattice Semiconductor Corp.                  2,305,776
    400,000   @,L    Taiwan Semiconductor Manufacturing Co.
                      Ltd.                                        4,096,000
    100,000          Texas Instruments, Inc.                      2,938,000
                                                               ------------
                                                                 15,245,256
                                                               ------------
                     SOFTWARE: 2.8%
     87,000    L     IMS Health, Inc.                             2,162,820
    504,000    @     Micromuse, Inc.                              3,477,600
    156,200          Microsoft Corp.                              4,301,748
     93,300    L     Ndchealth Corp.                              2,390,346
                                                               ------------
                                                                 12,332,514
                                                               ------------
                     TELECOMMUNICATIONS: 12.1%
    912,600    @     3Com Corp.                                   7,455,943
  2,200,000   @,L    Lucent Technologies, Inc.                    6,248,000
    528,000          Motorola, Inc.                               7,428,960
    170,000          Nippon Telegraph & Telephone Corp.           4,175,200
    366,500   @@,L   Nokia OYJ ADR                                6,230,500
    412,200   @,L    Qwest Communications Intl.                   1,780,704
    218,800          SBC Communications, Inc.                     5,704,116
    373,320  @,@@,L  Telefonaktiebolaget LM Ericsson ADR          6,607,764
    277,000    L     Vodafone Group PLC                           6,936,080
                                                               ------------
                                                                 52,567,267
                                                               ------------
                     TOYS/GAMES/HOBBIES: 1.3%
    269,900          Hasbro, Inc.                                 5,743,472
                                                               ------------
                                                                  5,743,472
                                                               ------------
                     Total Common Stock
                      (Cost $354,954,367)                       409,812,802
                                                               ------------
PREFERRED STOCK: 1.5%
                     MEDIA: 1.5%
    209,400    L     News Corp. Ltd.                              6,334,350
                                                               ------------
                     Total Preferred Stock
                      (Cost $6,124,577)                           6,334,350
                                                               ------------
                     Total Long-Term Investments
                      (Cost $361,078,944)                       416,147,152
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.1%
                     FEDERAL HOME LOAN BANK: 5.1%
$22,233,000          Discount Notes, .60%, due 01/02/04          22,232,259
                                                               ------------
                     Total Short-Term Investments
                      (Cost $22,232,630)                         22,232,259
                                                               ------------


             TOTAL INVESTMENTS IN SECURITIES
              (COST $383,311,574)*                      100.6% $438,379,411
             OTHER ASSETS AND LIABILITIES-NET            (0.6)   (2,402,300)
                                                       ------  ------------
             NET ASSETS                                 100.0% $435,977,111
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign issuer
 ADR   American Depositary Receipt
 L     Loaned security, a portion or all of the security is on loan at December 31, 2003
 *     Cost for federal income tax purposes is $383,418,011. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                              $61,918,188
      Gross Unrealized Depreciation                               (6,956,788)
                                                                 -----------
      Net Unrealized Appreciation                                $54,961,400
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
SALOMON
BROTHERS
INVESTORS
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
COMMON STOCK: 93.0%
                    AEROSPACE/DEFENSE: 2.8%
    36,400          Boeing Co.                                  $  1,533,896
    20,700          Lockheed Martin Corp.                          1,063,980
    14,500    L     United Technologies Corp.                      1,374,165
                                                                ------------
                                                                   3,972,041
                                                                ------------
                    AGRICULTURE: 3.8%
    66,000          Altria Group, Inc.                             3,591,720
    31,500    L     RJ Reynolds Tobacco Holdings, Inc.             1,831,725
                                                                ------------
                                                                   5,423,445
                                                                ------------
                    BANKS: 7.8%
    19,000    L     Bank of America Corp.                          1,528,170
    59,400          Bank of New York Co., Inc.                     1,967,328
    53,500          FleetBoston Financial Corp.                    2,335,275
    66,100          US Bancorp                                     1,968,458
    33,700          Wachovia Corp.                                 1,570,083
    27,000          Wells Fargo & Co.                              1,590,030
                                                                ------------
                                                                  10,959,344
                                                                ------------
                    CHEMICALS: 0.6%
    21,800          Dow Chemical Co.                                 906,226
                                                                ------------
                                                                     906,226
                                                                ------------
                    COMPUTERS: 4.0%
   121,800          Hewlett-Packard Co.                            2,797,746
    13,600          International Business Machines Corp.          1,260,448
   354,600    @     Sun Microsystems, Inc.                         1,592,154
                                                                ------------
                                                                   5,650,348
                                                                ------------
                    COSMETICS/PERSONAL CARE: 1.6%
    38,300          Kimberly-Clark Corp.                           2,263,147
                                                                ------------
                                                                   2,263,147
                                                                ------------
                    DIVERSIFIED FINANCIAL SERVICES: 8.3%
    31,200          American Express Co.                           1,504,776
    17,200    L     Goldman Sachs Group, Inc.                      1,698,156
    42,700          JP Morgan Chase & Co.                          1,568,371
    69,200          MBNA Corp.                                     1,719,620
    38,100    L     Merrill Lynch & Co., Inc.                      2,234,565
    29,300          Morgan Stanley                                 1,695,591
    55,600          Waddell & Reed Financial, Inc.                 1,304,376
                                                                ------------
                                                                  11,725,455
                                                                ------------
                    ELECTRIC: 3.5%
    48,400          FirstEnergy Corp.                              1,703,680
    71,900          NiSource, Inc.                                 1,577,486
     4,200    L     PPL Corp.                                        183,750
    32,100          Progress Energy, Inc.                          1,452,846
                                                                ------------
                                                                   4,917,762
                                                                ------------
                    ELECTRONICS: 1.6%
    65,800   @,L    Celestica Inc.                                   991,606
   223,300   @,L    Solectron Corp.                                1,319,703
                                                                ------------
                                                                   2,311,309
                                                                ------------
                    ENVIRONMENTAL CONTROL: 0.9%
    41,800          Waste Management, Inc.                         1,237,280
                                                                ------------
                                                                   1,237,280
                                                                ------------
                    FOOD: 4.4%
    56,700          Kraft Foods, Inc.                              1,826,874
   123,600    @     Kroger Co.                                     2,287,836
    93,700   @,L    Safeway, Inc.                                  2,052,967
                                                                ------------
                                                                   6,167,677
                                                                ------------
                    FOREST PRODUCTS & PAPER: 1.4%
    47,200    L     International Paper Co.                        2,034,792
                                                                ------------
                                                                   2,034,792
                                                                ------------

  Shares                                                           Value
----------------------------------------------------------------------------
                    HEALTHCARE -- PRODUCTS: 1.0%
    26,300          Johnson & Johnson                           $  1,358,658
                                                                ------------
                                                                   1,358,658
                                                                ------------
                    HEALTHCARE -- SERVICES: 1.4%
    46,800    L     HCA, Inc.                                      2,010,528
                                                                ------------
                                                                   2,010,528
                                                                ------------
                    HOUSEHOLD PRODUCTS/WARES: 1.0%
    25,100    L     Avery Dennison Corp.                           1,406,102
                                                                ------------
                                                                   1,406,102
                                                                ------------
                    HOUSEWARES: 0.8%
    48,900    L     Newell Rubbermaid, Inc.                        1,113,453
                                                                ------------
                                                                   1,113,453
                                                                ------------
                    INSURANCE: 5.3%
    40,800          American Intl. Group (AIG)                     2,704,224
    19,700          Hartford Financial Services Group, Inc.        1,162,891
    35,300          Loews Corp.                                    1,745,585
    33,300          St. Paul Cos.                                  1,320,345
     7,900   @@,L   XL Capital Ltd.                                  612,645
                                                                ------------
                                                                   7,545,690
                                                                ------------
                    LODGING: 0.5%
    18,100    @     MGM Mirage                                       680,741
                                                                ------------
                                                                     680,741
                                                                ------------
                    MEDIA: 3.6%
    35,617   @,L    Comcast Corp.                                  1,170,731
    38,500   @,L    Comcast Corp.                                  1,204,280
   167,400   @,L    Liberty Media Corp.                            1,990,386
    41,200   @,L    Time Warner, Inc.                                741,188
                                                                ------------
                                                                   5,106,585
                                                                ------------
                    MINING: 1.9%
    69,800    L     Alcoa, Inc.                                    2,652,400
                                                                ------------
                                                                   2,652,400
                                                                ------------
                    MISCELLANEOUS MANUFACTURING: 1.6%
    68,300          Honeywell Intl., Inc.                          2,283,269
                                                                ------------
                                                                   2,283,269
                                                                ------------
                    OIL AND GAS: 10.2%
    56,700   @@,L   BP PLC ADR                                     2,798,145
    30,200          ChevronTexaco Corp.                            2,608,978
    65,200          Ensco Intl., Inc.                              1,771,484
    50,000          Globalsantafe Corp.                            1,241,500
    34,900  @,@@,L  Nabors Industries Ltd.                         1,448,350
    26,700          Total SA                                       2,470,017
    78,400   @,L    Transocean, Inc.                               1,882,384
                                                                ------------
                                                                  14,220,858
                                                                ------------
                    PHARMACEUTICALS: 6.2%
    42,300          Merck & Co., Inc.                              1,954,260
   110,500          Pfizer, Inc.                                   3,903,965
    85,200    L     Schering-Plough Corp.                          1,481,628
    33,700          Wyeth                                          1,430,565
                                                                ------------
                                                                   8,770,418
                                                                ------------
                    REITS: 1.2%
    61,500          Equity Office Properties Trust                 1,761,975
                                                                ------------
                                                                   1,761,975
                                                                ------------
                    RETAIL: 5.9%
    26,300   @,L    Costco Wholesale Corp.                           977,834
    28,400    L     Federated Department Stores                    1,338,492
    42,200          Home Depot, Inc.                               1,497,678
   108,000          McDonald's Corp.                               2,681,640
    46,900    L     Target Corp.                                   1,800,960
                                                                ------------
                                                                   8,296,604
                                                                ------------

                 See Accompanying Notes to Financial Statements

ING
SALOMON
BROTHERS
INVESTORS
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
                    SAVINGS AND LOANS: 0.9%
    32,900    L     Washington Mutual, Inc.                     $  1,319,948
                                                                ------------
                                                                   1,319,948
                                                                ------------
                    SOFTWARE: 1.7%
    60,700    L     Microsoft Corp.                                1,671,678
    70,200    @     Novell, Inc.                                     738,504
                                                                ------------
                                                                   2,410,182
                                                                ------------
                    TELECOMMUNICATIONS: 9.1%
    87,400    @     3Com Corp.                                       714,058
    67,300          AT&T Corp.                                     1,366,190
   247,700   @,L    AT&T Wireless Services, Inc.                   1,979,123
    52,200   @,L    Comverse Technology, Inc.                        918,198
   493,700   @,L    Lucent Technologies, Inc.                      1,402,108
   101,400   @@,L   Nokia OYJ ADR                                  1,723,800
    87,800          SBC Communications, Inc.                       2,288,946
    68,700          Verizon Communications, Inc.                   2,409,996
                                                                ------------
                                                                  12,802,419
                                                                ------------
                    Total Common Stock
                     (Cost $117,578,686)                         131,308,656
                                                                ------------

PREFERRED STOCK: 1.4%
                    MEDIA: 1.4%
    64,100          News Corp. Ltd.                                1,939,025
                                                                ------------
                    Total Preferred Stock
                     (Cost $1,645,466)                             1,939,025
                                                                ------------
                    Total Long-Term Investments
                     (Cost $119,224,152)                         133,247,681
                                                                ------------
SHORT-TERM INVESTMENTS: 5.5%
                    REPURCHASE AGREEMENT: 5.5%
$7,741,000          State Street Bank Repurchase agreement
                     dated 12/31/03 due 01/02/04, 0.800%, due
                     01/02/04, $7,741,344 to be received upon
                     repurchase (collateralized by U.S.
                     Treasury Bond, 5.25%, due 11/15/20,
                     Market Value $7,897,113)                   $  7,741,000
                                                                ------------
                    Total Short-Term Investments
                     (Cost $7,741,000)                             7,741,000
                                                                ------------


            TOTAL INVESTMENTS IN SECURITIES
             (COST $126,965,152)*                         99.9% $140,988,681
            OTHER ASSETS AND LIABILITIES-NET               0.1       101,748
                                                        ------  ------------
            NET ASSETS                                   100.0% $141,090,429
                                                        ======  ============

 @      Non-income producing security
 @@     Foreign issuer
 ADR    American Depositary Receipt
 L      Loaned security, a portion or all of the security is on loan at December 31, 2003
 *      Cost for federal income tax purposes is $127,400,053. Net
        unrealized appreciation consists of:

       Gross Unrealized Appreciation                             $17,791,599
       Gross Unrealized Depreciation                              (4,202,971)
                                                                 -----------
       Net Unrealized Appreciation                               $13,588,628
                                                                 ===========

                 See Accompanying Notes to Financial Statements

ING
T. ROWE PRICE
CAPITAL
APPRECIATION
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
----------------------------------------------------------------------------
COMMON STOCK: 66.7%
                     AGRICULTURE: 1.9%
    429,000          Altria Group, Inc.                       $   23,346,180
    152,000    L     Loews Corp.                                   3,836,480
                                                              --------------
                                                                  27,182,660
                                                              --------------
                     CHEMICALS: 5.2%
    945,900          Agrium, Inc.                                 15,569,514
    117,000          Cabot Corp.                                   3,725,280
    180,000          Dow Chemical Co.                              7,482,600
    139,000    L     Du Pont EI de Nemours & Co.                   6,378,710
    406,000          Great Lakes Chemical Corp.                   11,039,140
     75,000    @     Hercules, Inc.                                  915,000
     87,000          IMC Global, Inc.                                863,910
    289,000          Imperial Chemical Industries PLC              4,138,480
    350,000          Octel Corp.                                   6,891,500
    223,000          Potash Corp. of Saskatchewan                 19,285,040
                                                              --------------
                                                                  76,289,174
                                                              --------------
                     COMMERCIAL SERVICES: 1.5%
    750,200    @     Petrie Stores Corp.                             498,883
    211,000    L     RR Donnelley & Sons Co.                       6,361,650
  1,262,000          ServiceMaster Co.                            14,702,300
                                                              --------------
                                                                  21,562,833
                                                              --------------
                     COMPUTERS: 1.8%
    379,000    L     Electronic Data Systems Corp.                 9,300,660
    749,000          Hewlett-Packard Co.                          17,204,530
                                                              --------------
                                                                  26,505,190
                                                              --------------
                     ELECTRIC: 6.5%
  1,119,000    L     Duke Energy Corp.                            22,883,550
    693,925          FirstEnergy Corp.                            24,426,160
    290,400    L     NiSource, Inc.                                6,371,376
    159,000          Pinnacle West Capital Corp.                   6,363,180
    167,826    L     PPL Corp.                                     7,342,388
    571,000    L     TXU Corp.                                    13,544,120
    601,000          Unisource Energy Corp.                       14,820,660
                                                              --------------
                                                                  95,751,434
                                                              --------------
                     ENVIRONMENTAL CONTROL: 0.8%
    391,000          Waste Management, Inc.                       11,573,600
                                                              --------------
                                                                  11,573,600
                                                              --------------
                     FOREST PRODUCTS & PAPER: 1.3%
    107,000          Longview Fibre Co.                            1,321,450
    110,000          MeadWestvaco Corp.                            3,272,500
    375,000          Potlatch Corp.                               13,038,750
     34,000    L     Weyerhaeuser Co.                              2,176,000
                                                              --------------
                                                                  19,808,700
                                                              --------------
                     HEALTHCARE-PRODUCTS: 0.8%
    371,000          Baxter Intl., Inc.                           11,322,920
                                                              --------------
                                                                  11,322,920
                                                              --------------
                     HOUSEHOLD PRODUCTS/WARES: 1.1%
    223,000    L     Fortune Brands, Inc.                         15,942,270
                                                              --------------
                                                                  15,942,270
                                                              --------------
                     HOUSEWARES: 1.6%
  1,063,000   L,#    Newell Rubbermaid, Inc.                      24,204,510
                                                              --------------
                                                                  24,204,510
                                                              --------------
                     INSURANCE: 7.8%
    125,200          Hartford Financial Services Group, Inc.       7,390,556
    322,000    L     Loews Corp.                                  15,922,900
    532,000          Marsh & McLennan Cos., Inc.                  25,477,480
    351,000          Prudential Financial, Inc.                   14,661,270
    588,000          Safeco Corp.                                 22,890,840

  Shares                                                          Value
----------------------------------------------------------------------------
    277,000          St. Paul Cos.                            $   10,983,050
    367,800    L     Unumprovident Corp.                           5,800,206
     25,500          White Mountains Insurance Group Ltd.         11,728,725
                                                              --------------
                                                                 114,855,027
                                                              --------------
                     IRON/STEEL: 1.3%
    331,000          Nucor Corp.                                  18,536,000
                                                              --------------
                                                                  18,536,000
                                                              --------------
                     LODGING: 0.9%
    169,000          Mandalay Resort Group                         7,557,680
    131,000          Marriott Intl., Inc.                          6,052,200
                                                              --------------
                                                                  13,609,880
                                                              --------------
                     MEDIA: 5.2%
    328,676   @,L    Comcast Corp.                                10,803,580
    308,000    L     Meredith Corp.                               15,033,480
    205,000    L     New York Times Co.                            9,796,950
    710,000   @,L    Time Warner, Inc.                            12,772,900
    317,000    L     Walt Disney Co.                               7,395,610
     25,300          Washington Post                              20,022,420
                                                              --------------
                                                                  75,824,940
                                                              --------------
                     MINING: 5.9%
    251,000    L     Alcoa, Inc.                                   9,538,000
  1,149,800    L     Newmont Mining Corp.                         55,891,778
    285,000    @     Phelps Dodge Corp.                           21,685,650
                                                              --------------
                                                                  87,115,428
                                                              --------------
                     MISCELLANEOUS MANUFACTURING: 3.0%
    152,000    L     3M Co.                                       12,924,560
    406,000          Honeywell Intl., Inc.                        13,572,580
    665,000    @@    Tyco Intl. Ltd.                              17,622,500
                                                              --------------
                                                                  44,119,640
                                                              --------------
                     OIL AND GAS: 5.8%
    459,000    L     Amerada Hess Corp.                           24,405,030
    128,910    L     ChevronTexaco Corp.                          11,136,535
    108,470          Devon Energy Corp.                            6,210,992
    185,000          Imperial Oil Ltd.                             8,217,700
    439,000          Marathon Oil Corp.                           14,526,510
    324,000          Murphy Oil Corp.                             21,160,440
                                                              --------------
                                                                  85,657,207
                                                              --------------
                     OIL AND GAS SERVICES: 1.0%
    463,000    L     Baker Hughes, Inc.                           14,890,080
                                                              --------------
                                                                  14,890,080
                                                              --------------
                     PHARMACEUTICALS: 3.6%
    327,000          Bristol-Myers Squibb Co.                      9,352,200
    412,000          Merck & Co., Inc.                            19,034,400
    318,000    L     Wyeth                                        13,499,100
    640,000    L     Schering-Plough Corp.                        11,129,600
                                                              --------------
                                                                  53,015,300
                                                              --------------
                     PIPELINES: 0.4%
    645,000    L     EL Paso Corp.                                 5,282,550
                                                              --------------
                                                                   5,282,550
                                                              --------------
                     RETAIL: 2.6%
    454,000          CVS Corp.                                    16,398,480
    250,000    L     Gap, Inc.                                     5,802,500
    449,000          Home Depot, Inc.                             15,935,010
                                                              --------------
                                                                  38,135,990
                                                              --------------
                     SEMICONDUCTORS: 0.6%
    305,000          Texas Instruments, Inc.                       8,960,900
                                                              --------------
                                                                   8,960,900
                                                              --------------

                 See Accompanying Notes to Financial Statements

ING
T. ROWE PRICE
CAPITAL
APPRECIATION
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                          Value
----------------------------------------------------------------------------
                     TELECOMMUNICATIONS: 2.4%
    610,000          Motorola, Inc.                           $    8,582,700
    702,000    L     Sprint Corp.-FON Group                       11,526,840
    415,000          Verizon Communications, Inc.                 14,558,200
                                                              --------------
                                                                  34,667,740
                                                              --------------
                     TOYS/GAMES/HOBBIES: 0.5%
    341,000          Hasbro, Inc.                                  7,256,480
                                                              --------------
                                                                   7,256,480
                                                              --------------
                     TRANSPORTATION: 3.2%
    314,000    L     Burlington Northern Santa Fe Corp.           10,157,900
    151,000          Overseas Shipholding Group                    5,141,550
    912,000          Ryder System, Inc.                           31,144,800
                                                              --------------
                                                                  46,444,250
                                                              --------------
                     Total Common Stock
                      (Cost $749,443,413)                        978,514,703
                                                              --------------
PREFERRED STOCK: 6.1%
                     AUTO MANUFACTURERS: 0.8%
    213,000          Ford Motor Co. Capital Trust II              11,896,050
                                                              --------------
                                                                  11,896,050
                                                              --------------
                     CHEMICALS: 0.1%
     25,000    L     Hercules Trust II                             1,975,000
                                                              --------------
                                                                   1,975,000
                                                              --------------
                     DIVERSIFIED FINANCIAL SERVICES: 0.5%
     98,000    L     IMC Global, Inc.                              7,265,720
                                                              --------------
                                                                   7,265,720
                                                              --------------
                     ELECTRIC: 0.1%
      6,696    @     Entergy Gulf States, Inc.                       342,835
      7,000    @     Pacific Gas & Electric Co.                      210,525
      2,400    @     Southern California Edison Co.                  236,550
                                                              --------------
                                                                     789,910
                                                              --------------
                     HEALTHCARE -- PRODUCTS: 0.3%
     89,000    L     Baxter Intl., Inc.                            4,917,250
                                                              --------------
                                                                   4,917,250
                                                              --------------
                     HOUSEWARES: 0.5%
    168,000    #     Newell Financial Trust I                      7,728,000
                                                              --------------
                                                                   7,728,000
                                                              --------------
                     INSURANCE: 1.2%
    280,000          Scottish Re Group Ltd.                        7,532,000
    345,000    @     Travelers Property Casualty Corp.             8,452,500
     60,000          Unumprovident Corp.                           2,031,600
                                                              --------------
                                                                  18,016,100
                                                              --------------
                     OIL AND GAS: 1.2%
    135,000          Amerada Hess Corp.                            7,441,875
    182,100          Unocal Capital Trust                          9,878,925
                                                              --------------
                                                                  17,320,800
                                                              --------------
                     PACKAGING AND CONTAINERS: 0.3%
    120,000    @     Owens-Illinois, Inc.                          3,822,000
                                                              --------------
                                                                   3,822,000
                                                              --------------
                     PIPELINES: 0.1%
     64,000    L     El Paso Energy Capital Trust I                2,160,000
                                                              --------------
                                                                   2,160,000
                                                              --------------
                     REITS: 1.0%
    232,100          Rouse Co.                                    14,227,730
                                                              --------------
                                                                  14,227,730
                                                              --------------
                     Total Preferred Stock
                      (Cost $76,390,524)                          90,118,560
                                                              --------------
 Principal
  Amount                                                          Value
----------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS: 7.4%
                     ELECTRIC: 0.0%
$   160,000   #,I    Centerpoint Energy, Inc.,
                      3.75%, due 05/15/23                     $      170,800
                                                              --------------
                                                                     170,800
                                                              --------------
                     INSURANCE: 1.1%
  9,600,000    L     Loews Corp., 3.13%, due 09/15/07              9,324,000
    698,000          Scottish Re Group Ltd.,
                      4.50%, due 12/01/22                            827,130
  7,828,000          USF&G Corp., 4.33%, due 03/03/09              6,272,185
                                                              --------------
                                                                  16,423,315
                                                              --------------
                     MEDIA: 0.4%
  9,000,000   @,L    America Online, Inc., 2.91%, due
                      12/06/19                                     5,681,250
                                                              --------------
                                                                   5,681,250
                                                              --------------
                     MINING: 0.6%
  1,100,000  @,#,I   Inco, Ltd., 4.34%, due 03/29/21               1,197,625
  8,200,000          Teck Cominco Ltd., 3.75%, due 07/15/06        7,913,000
                                                              --------------
                                                                   9,110,625
                                                              --------------
                     MISCELLANEOUS MANUFACTURING: 0.6%
  4,400,000  #,@@,I  Tyco Intl. Group SA,
                      2.75%, due 01/15/18                          5,637,500
  2,200,000   #,I    Tyco Intl. Group SA,
                      3.13%, due 01/15/23                          3,019,500
                                                              --------------
                                                                   8,657,000
                                                              --------------
                     PHARMACEUTICALS: 1.6%
  2,100,000   #,I    Roche Holdings, Inc.,
                      6.09%, due 05/06/12                          1,272,600
 36,750,000   #,I    Roche Holdings, Inc.,
                      2.79%, due 07/25/21                         22,649,025
                                                              --------------
                                                                  23,921,625
                                                              --------------
                     RETAIL: 0.6%
  4,619,000   @,L    Duane Reade, Inc., 2.15%, due 04/16/22        2,644,378
  2,950,000   #,I    Gap, Inc., 5.75%, due 03/15/09                4,539,312
  1,550,000  #,L,I   Lowe's Cos., Inc., 0.49%, due 02/16/21        1,426,000
                                                              --------------
                                                                   8,609,690
                                                              --------------
                     TELECOMMUNICATIONS: 2.5%
 18,600,000   @,L    Corning, Inc., 2.18%, due 11/08/15           14,368,500
  5,800,000   @,L    Crown Castle Intl. Corp.,
                      4.00%, due 07/15/10                          7,808,250
 12,800,000   @,L    Lucent Technologies, Inc.,
                      8.00%, due 08/01/31                         13,776,000
                                                              --------------
                                                                  35,952,750
                                                              --------------
                     Total Convertible Corporate Bonds
                      (Cost $90,047,114)                         108,527,055
                                                              --------------
CORPORATE BONDS: 0.9%
                     ELECTRONICS: 0.1%
  1,200,000          Oak Industries, Inc.,
                      4.88%, due 03/01/08                          1,198,500
                                                              --------------
                                                                   1,198,500
                                                              --------------
                     FOREST PRODUCTS & PAPER: 0.1%
  1,160,000          Potlatch Corp., 10.00%, due 07/15/11          1,299,200
                                                              --------------
                                                                   1,299,200
                                                              --------------

                 See Accompanying Notes to Financial Statements

ING
T. ROWE PRICE
CAPITAL
APPRECIATION
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                          Value
----------------------------------------------------------------------------
                     MEDIA: 0.6%
$ 3,900,000   @,L    Liberty Media Corp.,
                      3.25%, due 03/15/31                     $    4,075,499
  2,950,000   @,L    XM Satellite Radio, Inc.,
                      1.79%, due 12/31/09                          2,651,313
  2,500,000   @,L    XM Satellite Radio, Inc.,
                      12.00%, due 06/15/10                         2,837,500
                                                              --------------
                                                                   9,564,312
                                                              --------------
                     TELECOMMUNICATIONS: 0.1%
  1,100,000          Bellsouth Telecommunications, 5.85%,
                      due 11/15/45                                 1,034,547
                                                              --------------
                                                                   1,034,547
                                                              --------------
                     Total Corporate Bonds
                      (Cost $12,376,656)                          13,096,559
                                                              --------------
                     Total Long-Term Investments
                      (Cost $928,257,707)                      1,190,256,877
                                                              --------------

 Principal
  Amount                                                          Value
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.3%
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 0.3%
$ 4,500,000    L     5.13%, due 02/13/04                      $    4,521,316
                                                              --------------
                     Total U.S. Government Agency
                      Obligations
                      (Cost $4,500,948)                            4,521,316
                                                              --------------
                     U.S. TREASURY NOTES: 1.0%
 15,000,000   S,L    3.00%, due 01/31/04                          15,026,802
                                                              --------------
                     Total U.S. Treasury Obligations
                      (Cost $15,000,754)                          15,026,802
                                                              --------------

             Total Short-Term Investments                         19,548,118
              (Cost $19,501,702)
                                                              --------------
             TOTAL INVESTMENTS IN SECURITIES
              (COST $947,759,409)*                      82.4% $1,209,804,995
             OTHER ASSETS AND LIABILITIES-NET           17.6     258,046,706
                                                      ------  --------------
             NET ASSETS                                100.0% $1,467,851,701
                                                      ======  ==============

 @     Non-income producing security
 @@    Foreign issuer
 #     Securities with purchases pursuant to Rule 144A, under the
       Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These
       securities have been determined to be liquid under the
       guidelines established by the Portfolio's Board of
       Directors/ Trustees.
 I     Illiquid security
 S     Segregated securities for when-issued or delayed delivery
       securities held at December 31, 2003.
 L     Loaned security, a portion or all of the security is on loan at December 31, 2003
 *     Cost for federal income tax purposes is $948,714,227. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                             $294,716,046
      Gross Unrealized Depreciation                              (33,625,278)
                                                                ------------
      Net Unrealized Appreciation                               $261,090,768
                                                                ============

At December 31, 2003, the following forward currency exchange contracts were outstanding for the ING T. Rowe Price Capital Appreciation Portfolio:

                                                                                UNREALIZED
                 BUY/SELL  SETTLEMENT DATE   IN EXCHANGE FOR      VALUE        DEPRECIATION
                 --------  ---------------   ---------------      -----        ------------
CURRENCY
--------------
Swiss Franc                                      USD
CHF 1,204,286      Buy        01/05/04         965,902           $973,873        $(7,971)
                                                                                 =======

                 See Accompanying Notes to Financial Statements

ING
T. ROWE PRICE
EQUITY
INCOME
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
COMMON STOCK: 95.6%
                    AEROSPACE/DEFENSE: 2.9%
    86,900          Boeing Co.                                  $  3,661,966
    66,600          Lockheed Martin Corp.                          3,423,240
   210,800          Raytheon Co.                                   6,332,432
   209,900    L     Rockwell Collins, Inc.                         6,303,297
                                                                ------------
                                                                  19,720,935
                                                                ------------
                    AGRICULTURE: 1.4%
    86,500          Altria Group, Inc.                             4,707,330
   124,600          UST, Inc.                                      4,446,974
                                                                ------------
                                                                   9,154,304
                                                                ------------
                    AUTO MANUFACTURERS: 0.4%
   179,400    L     Ford Motor Co.                                 2,870,400
                                                                ------------
                                                                   2,870,400
                                                                ------------
                    BANKS: 7.3%
    73,300    L     Bank of America Corp.                          5,895,519
   214,800          Bank One Corp.                                 9,792,732
   231,861          FleetBoston Financial Corp.                   10,120,733
   199,300          Mellon Financial Corp.                         6,399,523
    91,100          Mercantile Bankshares Corp.                    4,152,338
   106,000          National City Corp.                            3,597,640
    70,400          Northern Trust Corp.                           3,267,968
    65,700          Wells Fargo & Co.                              3,869,073
    52,100          Wilmington Trust Corp.                         1,875,600
                                                                ------------
                                                                  48,971,126
                                                                ------------
                    BEVERAGES: 0.2%
    16,800    L     Brown-Forman Corp.                             1,569,960
                                                                ------------
                                                                   1,569,960
                                                                ------------
                    CHEMICALS: 3.6%
   177,600          Dow Chemical Co.                               7,382,832
   148,400    L     Du Pont EI de Nemours & Co.                    6,810,076
   134,600          Great Lakes Chemical Corp.                     3,659,774
   226,900   @,L    Hercules, Inc.                                 2,768,180
   108,100          International Flavors & Fragrances, Inc.       3,774,852
                                                                ------------
                                                                  24,395,714
                                                                ------------
                    COMPUTERS: 1.2%
   343,838    L     Hewlett-Packard Co.                            7,897,959
                                                                ------------
                                                                   7,897,959
                                                                ------------
                    COSMETICS/PERSONAL CARE: 1.6%
   123,900          Gillette Co.                                   4,550,847
   110,100          Kimberly-Clark Corp.                           6,505,809
                                                                ------------
                                                                  11,056,656
                                                                ------------
                    DISTRIBUTION/WHOLESALE: 0.6%
   126,500          Genuine Parts Co.                              4,199,800
                                                                ------------
                                                                   4,199,800
                                                                ------------
                    DIVERSIFIED FINANCIAL SERVICES: 4.5%
   153,500          American Express Co.                           7,403,304
   108,066          Citigroup, Inc.                                5,245,524
    67,400    L     Fannie Mae                                     5,059,044
    86,000          Janus Capital Group, Inc.                      1,411,260
   165,920          JP Morgan Chase & Co.                          6,094,242
    86,600          Morgan Stanley                                 5,011,542
                                                                ------------
                                                                  30,224,916
                                                                ------------
                    ELECTRIC: 4.2%
   147,800          Constellation Energy Group, Inc.               5,787,848
   337,200    L     Duke Energy Corp.                              6,895,740
   124,300          FirstEnergy Corp.                              4,375,360
   241,300    L     NiSource, Inc.                                 5,294,122
    43,500    L     TECO Energy, Inc.                                626,835
   212,900          TXU Corp.                                      5,049,988
                                                                ------------
                                                                  28,029,893
                                                                ------------

  Shares                                                           Value
----------------------------------------------------------------------------
                    ELECTRICAL COMPONENTS & EQUIPMENT: 0.9%
    52,700          Emerson Electric Co.                        $  3,412,325
    63,000          Hubbell, Inc.                                  2,778,300
                                                                ------------
                                                                   6,190,625
                                                                ------------
                    ENVIRONMENTAL CONTROL: 1.0%
   221,400          Waste Management, Inc.                         6,553,440
                                                                ------------
                                                                   6,553,440
                                                                ------------
                    FOOD: 2.0%
   219,600          Campbell Soup Co.                              5,885,280
   106,300          Conagra Foods, Inc.                            2,805,257
    88,600          General Mills, Inc.                            4,013,580
    19,000          McCormick & Co., Inc.                            571,900
    48,600    L     Winn-Dixie Stores, Inc.                          483,570
                                                                ------------
                                                                  13,759,587
                                                                ------------
                    FOREST PRODUCTS & PAPER: 1.6%
   194,193    L     International Paper Co.                        8,371,660
    71,100          MeadWestvaco Corp.                             2,115,225
                                                                ------------
                                                                  10,486,885
                                                                ------------
                    HAND/MACHINE TOOLS: 0.4%
    48,100    L     Black & Decker Corp.                           2,372,292
                                                                ------------
                                                                   2,372,292
                                                                ------------
                    HEALTHCARE-PRODUCTS: 2.5%
   222,500          Baxter Intl., Inc.                             6,790,700
    60,600          Becton Dickinson & Co.                         2,493,084
   146,200          Johnson & Johnson                              7,552,692
                                                                ------------
                                                                  16,836,476
                                                                ------------
                    HOUSEHOLD PRODUCTS/WARES: 1.6%
    76,800    L     Clorox Co.                                     3,729,408
    97,100          Fortune Brands, Inc.                           6,941,679
                                                                ------------
                                                                  10,671,087
                                                                ------------
                    HOUSEWARES: 1.0%
   289,800    L     Newell Rubbermaid, Inc.                        6,598,746
                                                                ------------
                                                                   6,598,746
                                                                ------------
                    INSURANCE: 7.2%
    50,280    L     American Intl. Group                           3,332,558
    77,100    L     Chubb Corp.                                    5,250,510
    95,800          Cigna Corp.                                    5,508,500
    49,246          John Hancock Financial Services, Inc.          1,846,725
   134,177          Lincoln National Corp.                         5,416,725
   174,300          Marsh & McLennan Cos., Inc.                    8,347,228
   169,600          Safeco Corp.                                   6,602,528
    99,100          St. Paul Cos.                                  3,929,315
   210,100          Travelers Property Casualty Corp.              3,565,397
   307,300    L     Unumprovident Corp.                            4,846,121
                                                                ------------
                                                                  48,645,607
                                                                ------------
                    IRON/STEEL: 0.6%
    71,100          Nucor Corp.                                    3,981,600
                                                                ------------
                                                                   3,981,600
                                                                ------------
                    LODGING: 1.6%
   267,600    L     Hilton Hotels Corp.                            4,583,988
   175,800          Starwood Hotels & Resorts Worldwide, Inc.      6,323,526
                                                                ------------
                                                                  10,907,514
                                                                ------------
                    MACHINERY-DIVERSIFIED: 0.7%
   130,600          Rockwell Automation, Inc.                      4,649,360
                                                                ------------
                                                                   4,649,360
                                                                ------------
                    MEDIA: 7.4%
   185,743   @,L    Comcast Corp.                                  6,105,372
   152,500          Dow Jones & Co., Inc.                          7,602,125
    84,000    L     Knight-Ridder, Inc.                            6,499,080
   155,700          New York Times Co.                             7,440,903

                 See Accompanying Notes to Financial Statements

ING
T. ROWE PRICE
EQUITY
INCOME
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
                    MEDIA (CONTINUED)
    56,900          Reader's Digest Association, Inc.           $    834,154
   510,100   @,L    Time Warner, Inc.                              9,176,699
    95,600          Viacom, Inc.                                   4,242,728
   343,100    L     Walt Disney Co.                                8,004,523
                                                                ------------
                                                                  49,905,584
                                                                ------------
                    MINING: 0.6%
   100,300          Alcoa, Inc.                                    3,811,400
                                                                ------------
                                                                   3,811,400
                                                                ------------
                    MISCELLANEOUS MANUFACTURING: 6.8%
   167,200          Cooper Industries Ltd.                         9,685,896
   291,300    L     Eastman Kodak Co.                              7,477,671
   341,900          General Electric Co.                          10,592,062
   354,800    L     Honeywell Intl., Inc.                         11,860,964
   217,500          Pall Corp.                                     5,835,525
                                                                ------------
                                                                  45,452,118
                                                                ------------
                    OIL AND GAS: 8.8%
   171,800          Amerada Hess Corp.                             9,134,606
   100,400          Anadarko Petroleum Corp.                       5,121,404
   144,124   @@,L   BP PLC ADR                                     7,112,519
   147,095          ChevronTexaco Corp.                           12,707,537
   332,424          Exxon Mobil Corp.                             13,629,385
   102,100          Marathon Oil Corp.                             3,378,489
   158,100   @@,L   Royal Dutch Petroleum Co.                      8,282,859
                                                                ------------
                                                                  59,366,799
                                                                ------------
                    OIL AND GAS SERVICES: 0.9%
    51,500    L     Baker Hughes, Inc.                             1,656,240
    75,300    L     Schlumberger Ltd.                              4,120,416
                                                                ------------
                                                                   5,776,656
                                                                ------------
                    PHARMACEUTICALS: 6.2%
   108,900          Abbott Laboratories                            5,074,740
   400,100          Bristol-Myers Squibb Co.                      11,442,860
   268,800          Merck & Co., Inc.                             12,418,560
   297,400          Schering-Plough Corp.                          5,171,786
   186,500    L     Wyeth                                          7,916,925
                                                                ------------
                                                                  42,024,871
                                                                ------------
                    PIPELINES: 0.2%
   205,000    L     EL Paso Corp.                                  1,678,950
                                                                ------------
                                                                   1,678,950
                                                                ------------
                    REITS: 0.5%
    79,200          Simon Property Group, Inc.                     3,670,128
                                                                ------------
                                                                   3,670,128
                                                                ------------
                    RETAIL: 3.4%
   194,400          Home Depot, Inc.                               6,899,256
    34,900          JC Penney Co., Inc.                              917,172
   145,100    L     May Department Stores Co.                      4,218,057
   306,200          McDonald's Corp.                               7,602,946
   242,400   @,L    Toys R US, Inc.                                3,063,936
                                                                ------------
                                                                  22,701,367
                                                                ------------
                    SEMICONDUCTORS: 0.8%
   282,188   @,L    Agere Systems, Inc.                              860,673
   143,400    L     Texas Instruments, Inc.                        4,213,092
                                                                ------------
                                                                   5,073,765
                                                                ------------
                    SOFTWARE: 1.3%
    61,800   @,L    D&B Corp.                                      3,133,878
   198,500    L     Microsoft Corp.                                5,466,690
                                                                ------------
                                                                   8,600,568
                                                                ------------
                    TELECOMMUNICATIONS: 7.1%
   113,100          Alltel Corp.                                   5,268,198
   198,480          AT&T Corp.                                     4,029,144
   531,900   @,L    Lucent Technologies, Inc.                      1,510,596
   400,100    L     Motorola, Inc.                                 5,629,407
   225,300   @@,L   Nokia OYJ ADR                                  3,830,100
 1,217,100    @     Qwest Communications Intl.                     5,257,872
   288,200          SBC Communications, Inc.                       7,513,374
   289,500          Sprint Corp.-FON Group                         4,753,590
   292,650          Verizon Communications, Inc.                  10,266,162
                                                                ------------
                                                                  48,058,443
                                                                ------------
                    TOYS/GAMES/HOBBIES: 0.6%
   198,800          Hasbro, Inc.                                   4,230,464
                                                                ------------
                                                                   4,230,464
                                                                ------------
                    TRANSPORTATION: 2.0%
   210,500          Norfolk Southern Corp.                         4,978,325
   121,600          Union Pacific Corp.                            8,448,768
                                                                ------------
                                                                  13,427,093
                                                                ------------
                    Total Common Stock
                     (Cost $605,672,853)                         643,523,088
                                                                ------------
PREFERRED STOCK: 0.2%
                    AUTO MANUFACTURERS: 0.2%
    22,700          Ford Motor Co. Capital Trust II                1,267,795
                                                                ------------
                    Total Preferred Stock
                     (Cost $1,135,000)                             1,267,795
                                                                ------------
                                                                 644,790,883
                                                                ------------
Principal
  Amount                                                           Value
----------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS: 0.3%
                    TELECOMMUNICATIONS: 0.3%
$2,070,000    @     Lucent Technologies, Inc., 8.00%, due
                     08/01/31                                      2,227,838
                                                                ------------
                    Total Convertible Corporate Bonds
                     (Cost $1,639,867)                             2,227,838
                                                                ------------


              TOTAL INVESTMENTS IN SECURITIES
               (COST $608,447,720)*                      96.1% $647,018,721
              OTHER ASSETS AND LIABILITIES-NET            3.9    25,971,656
                                                       ------  ------------
              NET ASSETS                                100.0% $672,990,377
                                                       ======  ============

 @      Non-income producing security
 @@     Foreign issuer
 ADR    American Depositary Receipt
 L      Loaned security, a portion or all of the security is on loan at December 31, 2003
 *      Cost for federal income tax purposes is $619,045,000. Net
        unrealized appreciation consists of:

       Gross Unrealized Appreciation                            $ 62,520,124
       Gross Unrealized Depreciation                             (34,546,403)
                                                                ------------
       Net Unrealized Appreciation                              $ 27,973,721
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
UBS
U.S.
BALANCED
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
COMMON STOCK: 62.6%
                      ADVERTISING: 1.7%
       9,800   @,L    Interpublic Group of Cos., Inc.           $   152,880
      11,500          Omnicom Group                               1,004,295
                                                                -----------
                                                                  1,157,175
                                                                -----------
                      AEROSPACE/DEFENSE: 1.2%
      13,000    L     Boeing Co.                                    547,820
       3,100          United Technologies Corp.                     293,787
                                                                -----------
                                                                    841,607
                                                                -----------
                      AIRLINES: 0.3%
      16,100    L     Delta Air Lines, Inc.                         190,141
                                                                -----------
                                                                    190,141
                                                                -----------
                      AUTO PARTS & EQUIPMENT: 0.6%
       3,500    L     Johnson Controls, Inc.                        406,420
                                                                -----------
                                                                    406,420
                                                                -----------
                      BANKS: 4.2%
       5,100          FleetBoston Financial Corp.                   222,615
      24,800          Mellon Financial Corp.                        796,328
       7,900          PNC Financial Services Group, Inc.            432,367
      24,900          Wells Fargo & Co.                           1,466,361
                                                                -----------
                                                                  2,917,671
                                                                -----------
                      BIOTECHNOLOGY: 0.8%
      11,500   @,L    Genzyme Corp.                                 567,410
                                                                -----------
                                                                    567,410
                                                                -----------
                      BUILDING MATERIALS: 3.0%
       4,500    @     American Standard Cos., Inc.                  453,150
      13,800          Martin Marietta Materials, Inc.               648,186
      36,500          Masco Corp.                                 1,000,465
                                                                -----------
                                                                  2,101,801
                                                                -----------
                      CHEMICALS: 0.4%
       6,500    L     Eastman Chemical Co.                          256,945
                                                                -----------
                                                                    256,945
                                                                -----------
                      COMMERCIAL SERVICES: 0.4%
      10,300          Viad Corp.                                    257,500
                                                                -----------
                                                                    257,500
                                                                -----------
                      COMPUTERS: 0.8%
       8,100    @     Dell, Inc.                                    275,076
      11,100          Hewlett-Packard Co.                           254,967
                                                                -----------
                                                                    530,043
                                                                -----------
                      COSMETICS/PERSONAL CARE: 0.9%
      10,700          Kimberly-Clark Corp.                          632,263
                                                                -----------
                                                                    632,263
                                                                -----------
                      DIVERSIFIED FINANCIAL SERVICES: 7.2%
      36,900          Citigroup, Inc.                             1,791,126
      18,300          Freddie Mac                                 1,067,256
      29,000          JP Morgan Chase & Co.                       1,065,170
      19,200          Morgan Stanley                              1,111,104
                                                                -----------
                                                                  5,034,656
                                                                -----------
                      ELECTRIC: 3.5%
       3,100          American Electric Power Co., Inc.              94,581
      17,500    @     CMS Energy Corp.                              149,100
       4,300    L     Dominion Resources, Inc.                      274,469
      13,100          Exelon Corp.                                  869,316
      18,300          FirstEnergy Corp.                             644,160
       4,900          Progress Energy, Inc.                         221,774
       8,500    L     TXU Corp.                                     201,620
                                                                -----------
                                                                  2,455,020
                                                                -----------

   Shares                                                          Value
---------------------------------------------------------------------------
                      ELECTRONICS: 0.0%
         200    @     Mettler Toledo Intl., Inc.                $     8,442
                                                                -----------
                                                                      8,442
                                                                -----------
                      FOREST PRODUCTS & PAPER: 0.4%
       9,800          MeadWestvaco Corp.                            291,550
                                                                -----------
                                                                    291,550
                                                                -----------
                      GAS: 0.6%
      12,900          Sempra Energy                                 387,774
                                                                -----------
                                                                    387,774
                                                                -----------
                      HEALTHCARE -- PRODUCTS: 1.5%
       9,700          Baxter Intl., Inc.                            296,044
       5,600          Biomet, Inc.                                  203,896
      10,600          Johnson & Johnson                             547,596
                                                                -----------
                                                                  1,047,536
                                                                -----------
                      HEALTHCARE -- SERVICES: 3.0%
       8,300   @,L    Anthem, Inc.                                  622,500
       4,600          Quest Diagnostics                             336,306
      19,780    L     UnitedHealth Group, Inc.                    1,150,800
                                                                -----------
                                                                  2,109,606
                                                                -----------
                      HOUSEWARES: 0.2%
       6,400          Newell Rubbermaid, Inc.                       145,728
                                                                -----------
                                                                    145,728
                                                                -----------
                      INSURANCE: 2.7%
       6,100          AFLAC, Inc.                                   220,698
      10,400          American Intl. Group (AIG)                    689,312
       7,400          Hartford Financial Services Group, Inc.       436,822
       8,400          Willis Group Holdings Ltd.                    286,188
       3,600    @@    XL Capital Ltd.                               279,180
                                                                -----------
                                                                  1,912,200
                                                                -----------
                      MEDIA: 2.9%
       4,000          Gannett Co., Inc.                             356,640
       6,700          McGraw-Hill Cos., Inc.                        468,464
      33,900   @,L    Time Warner, Inc.                             609,861
       7,718          Viacom, Inc.                                  342,525
       7,600    @     Westwood One, Inc.                            259,996
                                                                -----------
                                                                  2,037,486
                                                                -----------
                      MISCELLANEOUS MANUFACTURING: 3.5%
      12,700          Illinois Tool Works, Inc.                   1,065,657
      13,300    @@    Ingersoll-Rand Co.                            902,804
      10,300          Pentair, Inc.                                 470,710
                                                                -----------
                                                                  2,439,171
                                                                -----------
                      OIL AND GAS: 3.1%
       3,500          Anadarko Petroleum Corp.                      178,535
      10,200    L     ConocoPhillips                                668,814
      27,100          Exxon Mobil Corp.                           1,111,100
       3,600          Kerr-McGee Corp.                              167,364
                                                                -----------
                                                                  2,125,813
                                                                -----------
                      PHARMACEUTICALS: 7.6%
      13,300    L     Allergan, Inc.                              1,021,573
      32,200          Bristol-Myers Squibb Co.                      920,920
       6,400          Cardinal Health, Inc.                         391,424
       8,600    @     Cephalon, Inc.                                416,326
      36,400          Mylan Laboratories                            919,464
      16,800    @     Sicor, Inc.                                   456,960
      29,750    L     Wyeth                                       1,262,888
                                                                -----------
                                                                  5,389,555
                                                                -----------

                 See Accompanying Notes to Financial Statements

ING
UBS
U.S.
BALANCED
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

   Shares                                                          Value
---------------------------------------------------------------------------
                      RETAIL: 2.1%
      19,800    @     Costco Wholesale Corp.                    $   736,164
       8,600    @     Kohl's Corp.                                  386,484
      14,300          TJX Cos., Inc.                                315,315
                                                                -----------
                                                                  1,437,963
                                                                -----------
                      SAVINGS AND LOANS: 1.1%
      21,650          Greenpoint Financial Corp.                    764,678
                                                                -----------
                                                                    764,678
                                                                -----------
                      SEMICONDUCTORS: 0.9%
      14,800          Linear Technology Corp.                       622,636
                                                                -----------
                                                                    622,636
                                                                -----------
                      SOFTWARE: 2.7%
      11,800          First Data Corp.                              484,862
      49,900          Microsoft Corp.                             1,374,246
                                                                -----------
                                                                  1,859,108
                                                                -----------
                      TELECOMMUNICATIONS: 3.5%
      71,900    @     Nextel Communications, Inc.                 2,017,514
      16,000          SBC Communications, Inc.                      417,120
                                                                -----------
                                                                  2,434,634
                                                                -----------
                      TRANSPORTATION: 1.8%
      39,200          Burlington Northern Santa Fe Corp.          1,268,120
                                                                -----------
                                                                  1,268,120
                                                                -----------
                      Total Common Stock
                       (Cost $37,585,705)                        43,630,652
                                                                -----------
 Principal
   Amount                                                          Value
---------------------------------------------------------------------------
CORPORATE BONDS: 3.5%
                      AEROSPACE/DEFENSE: 0.0%
$     30,000    L     General Dynamics Corp., 3.00%, due
                       05/15/08                                      29,321
                                                                -----------
                                                                     29,321
                                                                -----------
                      AGRICULTURE: 0.1%
      35,000          Altria Group, Inc., 7.75%, due 01/15/27        37,869
                                                                -----------
                                                                     37,869
                                                                -----------
                      AUTO MANUFACTURERS: 0.2%
     100,000    L     Ford Motor Co., 7.45%, due 07/16/31           101,348
      35,000    L     General Motors Corp., 8.38%, due
                       07/15/33                                      40,751
                                                                -----------
                                                                    142,099
                                                                -----------
                      BANKS: 0.3%
      55,000          Bank of America Corp., 7.40%, due
                       01/15/11                                      64,595
      45,000          Bank One Corp., 7.88%, due 08/01/10            54,126
      45,000          Wachovia Bank, 7.80%, due 08/18/10             54,363
      50,000          Wells Fargo Bank NA, 6.45%, due 02/01/11       56,223
                                                                -----------
                                                                    229,307
                                                                -----------
                      BEVERAGES: 0.0%
      25,000    #     Miller Brewing Co., 5.50%, due 08/15/13        25,589
                                                                -----------
                                                                     25,589
                                                                -----------
                      CHEMICALS: 0.1%
      40,000          ICI Wilmington, Inc., 4.38%, due
                       12/01/08                                      39,893
                                                                -----------
                                                                     39,893
                                                                -----------
                      COMMERCIAL SERVICES: 0.1%
      25,000          Cendant Corp., 6.25%, due 01/15/08             27,300
      30,000          Hertz Corp., 7.63%, due 08/15/07               32,982
                                                                -----------
                                                                     60,282
                                                                -----------

 Principal
   Amount                                                          Value
---------------------------------------------------------------------------
                      COSMETICS/PERSONAL CARE: 0.1%
$     35,000          Avon Products, Inc., 7.15%, due 11/15/09  $    40,856
                                                                -----------
                                                                     40,856
                                                                -----------
                      DIVERSIFIED FINANCIAL SERVICES: 1.2%
      30,000    #     Bombardier Capital, Inc., 6.13%, due
                       06/29/06                                      32,063
      65,000          Citigroup, Inc., 7.25%, due 10/01/10           75,864
      30,000          Countrywide Home Loans, Inc., 3.25%, due
                       05/21/08                                      29,536
      35,000          Credit Suisse First Boston, 6.50%, due
                       01/15/12                                      39,017
      70,000    #     ERAC USA Finance Co., 7.35%, due
                       06/15/08                                      80,053
      95,000          Ford Motor Credit Co., 5.80%, due
                       01/12/09                                      97,942
     125,000    L     General Electric Capital Corp., 6.00%,
                       due 06/15/12                                 135,783
      45,000          General Motors Acceptance Corp., 8.00%,
                       due 11/01/31                                  50,684
      50,000          General Motors Acceptance Corp., 6.88%,
                       due 09/15/11                                  53,937
      30,000          Goldman Sachs Group, Inc., 6.88%, due
                       01/15/11                                      34,116
      40,000          Household Finance Corp., 6.75%, due
                       05/15/11                                      45,096
      55,000          Morgan Stanley, 6.75%, due 04/15/11            62,319
      40,000    L     Pemex Project Funding Master Trust,
                       8.00%, due 11/15/11                           44,900
      35,000          SLM Corp., 5.63%, due 04/10/07                 37,956
                                                                -----------
                                                                    819,266
                                                                -----------
                      ELECTRIC: 0.1%
      60,000          Consolidated Edison Co. of New York,
                       7.50%, due 09/01/10                           71,043
                                                                -----------
                                                                     71,043
                                                                -----------
                      FOOD: 0.2%
      45,000          Kraft Foods, Inc., 5.63%, due 11/01/11         47,489
      35,000          Kroger Co., 7.50%, due 04/01/31                40,456
      45,000          Safeway, Inc., 3.80%, due 08/15/05             45,965
      25,000          Unilever Capital Corp., 7.13%, due
                       11/01/10                                      29,113
                                                                -----------
                                                                    163,023
                                                                -----------
                      HOLDING COMPANIES -- DIVERSIFIED: 0.0%
      30,000          Rio Tinto Finance Usa Ltd., 2.63%, due
                       09/30/08                                      28,655
                                                                -----------
                                                                     28,655
                                                                -----------
                      HOME BUILDERS: 0.1%
      45,000          Centex Corp., 9.75%, due 06/15/05              49,883
                                                                -----------
                                                                     49,883
                                                                -----------
                      LEISURE TIME: 0.1%
      40,000    #     Harley-Davidson, Inc., 3.63%, due
                       12/15/08                                      39,944
                                                                -----------
                                                                     39,944
                                                                -----------
                      MEDIA: 0.1%
      45,000    L     AOL Time Warner, Inc., 7.63%, due
                       04/15/31                                      52,114
      40,000          Comcast Cable Communications, 6.75%, due
                       01/30/11                                      44,593
                                                                -----------
                                                                     96,707
                                                                -----------

                 See Accompanying Notes to Financial Statements

ING
UBS
U.S.
BALANCED
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                          Value
---------------------------------------------------------------------------
                      MULTI-NATIONAL BANK: 0.2%
$     45,000          European Investment Bank, 4.88%, due
                       09/06/06                                 $    47,821
      45,000          Inter-American Development Bank, 5.75%,
                       due 02/26/08                                  49,459
      60,000          International Bank For Reconstruction &
                       Development, 4.38%, due 09/28/06              63,324
                                                                -----------
                                                                    160,604
                                                                -----------
                      OIL AND GAS: 0.1%
      30,000          ConocoPhillips, 8.75%, due 05/25/10            37,524
                                                                -----------
                                                                     37,524
                                                                -----------
                      PHARMACEUTICALS: 0.1%
      35,000          Wyeth, 5.50%, due 03/15/13                     35,693
                                                                -----------
                                                                     35,693
                                                                -----------
                      PIPELINES: 0.0%
      25,000          Kinder Morgan, Inc., 6.65%, due 03/01/05       26,411
                                                                -----------
                                                                     26,411
                                                                -----------
                      REAL ESTATE: 0.0%
      25,000          EOP Operating LP, 7.25%, due 06/15/28          27,263
                                                                -----------
                                                                     27,263
                                                                -----------
                      SOVEREIGN: 0.1%
      25,000    #     Qatar Government International Bond,
                       9.75%, due 06/15/30                           35,375
                                                                -----------
                                                                     35,375
                                                                -----------
                      TELECOMMUNICATIONS: 0.3%
      60,000    L     Citizens Communications Co., 9.25%, due
                       05/15/11                                      71,052
      25,000          Deutsche Telekom Intl. Finance BV,
                       8.25%, due 06/15/30                           32,050
      15,000    L     Sprint Capital Corp., 8.38%, due
                       03/15/12                                      17,552
      20,000    #     Telecom Italia Capital SA, 5.25%, due
                       11/15/13                                      20,086
      35,000          Verizon Global Funding Corp., 6.50%, due
                       09/15/11                                      38,637
                                                                -----------
                                                                    179,377
                                                                -----------
                      TRANSPORTATION: 0.0%
      25,000          Burlington Northern Santa Fe Corp.,
                       7.08%, due 05/13/29                           28,127
                                                                -----------
                                                                     28,127
                                                                -----------
                      Total Corporate Bonds
                       (Cost $2,378,792)                          2,404,111
                                                                -----------
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.1%
                      COMMERCIAL MORTGAGE BACKED SECURITIES: 1.5%
     246,291          DLJ Commercial Mortgage Corp., 6.08%,
                       due 03/10/32                                 263,858
     237,054          JP Morgan Commercial Mortgage Finance
                       Corp., 7.33%, due 07/15/31                   252,704
     250,000          JP Morgan Commercial Mortgage Finance
                       Corp., 7.40%, due 07/15/31                   286,282
     223,854          LB Commercial Conduit Mortgage Trust,
                       6.41%, due 06/15/31                          237,714
                                                                -----------
                                                                  1,040,558
                                                                -----------
                      DIVERSIFIED FINANCIAL SERVICES: 1.0%
     200,000          DLJ Commercial Mortgage Corp., 6.46%,
                       due 03/10/32                                 222,442
     216,959          Morgan Stanley Dean Witter Capital I,
                       7.42%, due 11/15/36                          241,078
     200,000          Morgan Stanley Dean Witter Capital I,
                       7.57%, due 11/15/36                          234,086
                                                                -----------
                                                                    697,606
                                                                -----------

 Principal
   Amount                                                          Value
---------------------------------------------------------------------------
                      HOME EQUITY ASSET BACKED SECURITIES: 0.2%
$    112,357          RAFC Asset-Backed Trust, 5.12%, due
                       11/25/29                                 $   115,477
                                                                -----------
                                                                    115,477
                                                                -----------
                      OTHER ASSET BACKED SECURITIES: 0.8%
     131,709          California Infrastructure PG&E-1, 6.42%,
                       due 09/25/08                                 140,171
     185,000          CenterPoint Energy Transition Bond Co
                       LLC, 5.63%, due 09/15/15                     197,045
     200,000          Massachusetts RRB Special Purpose Trust,
                       7.03%, due 03/15/12                          230,098
                                                                -----------
                                                                    567,314
                                                                -----------
                      WHOLE LOAN COLLATERALIZED MORTGAGE: 0.6%
     393,596    XX    CS First Boston Mortgage Securities
                       Corp., 7.00%, due 11/25/33                   415,613
                                                                -----------
                                                                    415,613
                                                                -----------
                      Total Collateralized Mortgage
                       Obligations
                       (Cost $2,849,073)                          2,836,568
                                                                -----------
OTHER BONDS: 0.1%
                      SOVEREIGN: 0.1%
      65,000          Mexico Government Intl. Bond, 8.13%, due
                       12/30/19                                      72,800
                                                                -----------
                      Total Other Bonds
                       (Cost $73,059)                                72,800
                                                                -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.2%
                      FEDERAL HOME LOAN MORTGAGE CORPORATION: 5.7%
     976,402          6.00%, due 01/01/33                         1,009,720
     413,295          6.00%, due 05/01/33                           427,410
      35,853          5.00%, due 11/01/07                            36,963
     790,000          5.13%, due 07/15/12                           826,606
     136,150          6.00%, due 12/01/17                           142,895
   1,092,019          5.50%, due 04/01/18                         1,133,273
     296,358          6.00%, due 03/01/29                           306,840
      68,170          6.50%, due 06/01/29                            71,463
                                                                -----------
                                                                  3,955,170
                                                                -----------
                      FEDERAL NATIONAL MORTGAGE ASSOCIATION: 6.3%
     295,000          7.13%, due 01/15/30                           355,329
      70,506          6.50%, due 05/01/30                            73,846
     224,309          7.50%, due 11/01/32                           239,770
      98,011          5.03%, due 02/01/33                           104,264
     131,882          4.50%, due 06/01/33                           134,040
     497,638          4.60%, due 11/01/33                           508,405
     115,000          6.25%, due 02/01/11                           127,311
     393,155          6.50%, due 04/01/17                           417,269
     151,209          6.00%, due 08/01/17                           158,836
     100,669          6.00%, due 04/01/18                           105,738
   1,285,905          6.00%, due 06/01/23                         1,336,656
     672,968          6.50%, due 12/01/28                           704,854
     166,975          6.00%, due 03/01/29                           173,038
                                                                -----------
                                                                  4,439,356
                                                                -----------
                      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.2%
      57,927          6.00%, due 07/15/29                            60,314
      68,736          5.00%, due 12/20/29                            70,245
                                                                -----------
                                                                    130,559
                                                                -----------
                      Total U.S. Government Agency Obligations
                       (Cost $8,484,923)                          8,525,085
                                                                -----------

                 See Accompanying Notes to Financial Statements

ING
UBS
U.S.
BALANCED
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                          Value
---------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 11.7%
                      U.S. TREASURY BONDS: 3.7%
$  1,470,000    L     6.25%, due 05/15/30                       $ 1,696,816
     275,000    L     8.00%, due 11/15/21                           371,487
     420,000    L     6.88%, due 08/15/25                           513,794
                                                                -----------
                                                                  2,582,097
                                                                -----------
                      U.S. TREASURY NOTES: 8.0%
     450,000    L     1.50%, due 07/31/05                           449,789
     670,000    L     2.00%, due 08/31/05                           674,528
   1,970,000    L     1.88%, due 11/30/05                         1,974,311
   1,580,000    L     3.25%, due 08/15/08                         1,590,123
     900,000    L     4.25%, due 08/15/13                           901,407
                                                                -----------
                                                                  5,590,158
                                                                -----------
                      Total U.S. Treasury Obligations
                       (Cost $8,154,748)                          8,172,255
                                                                -----------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $59,526,300)*                        94.2% $65,641,471
              OTHER ASSETS AND LIABILITIES-NET             5.8    4,012,576
                                                        ------  -----------
              NET ASSETS                                 100.0% $69,654,047
                                                        ======  ===========

 @     Non-income producing security
 @@    Foreign issuer
 #     Securities purchased pursuant to Rule 144A, under the
       Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These
       securities have been determined to be liquid under the
       guidelines established by the Portfolios' Board of Trustees.
 XX    Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures.
 L     Loaned security, a portion or all of the security is on loan at December 31, 2003
 *     Cost for federal income tax purposes is $59,991,108. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                               $5,805,743
      Gross Unrealized Depreciation                                 (155,380)
                                                                  ----------
      Net Unrealized Appreciation                                 $5,650,363
                                                                  ==========

                 See Accompanying Notes to Financial Statements

ING
VAN KAMPEN
EQUITY
GROWTH
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

Shares                                                             Value
---------------------------------------------------------------------------
COMMON STOCK: 97.5%
                 AGRICULTURE: 0.6%
  3,900          Altria Group, Inc.                             $   212,238
                                                                -----------
                                                                    212,238
                                                                -----------
                 BANKS: 2.3%
 10,225          Bank of New York Co., Inc.                         338,652
  8,225          Wells Fargo & Co.                                  484,370
                                                                -----------
                                                                    823,022
                                                                -----------
                 BEVERAGES: 3.6%
  5,000          Anheuser-Busch Cos., Inc.                          263,400
 13,950          Coca-Cola Co.                                      707,963
  6,850          PepsiCo, Inc.                                      319,347
                                                                -----------
                                                                  1,290,710
                                                                -----------
                 BIOTECHNOLOGY: 2.7%
 12,148    @     Amgen, Inc.                                        750,746
  1,600    @     Biogen IDEC, Inc.                                   58,848
  3,000    @     Genzyme Corp.                                      148,020
      0    @     Medimmune, Inc.                                          0
                                                                -----------
                                                                    957,614
                                                                -----------
                 COMMERCIAL SERVICES: 2.1%
 13,250    @     Accenture Ltd.                                     348,740
  3,850    @     Apollo Group, Inc.                                 261,800
  3,400          Paychex, Inc.                                      126,480
                                                                -----------
                                                                    737,020
                                                                -----------
                 COMPUTERS: 4.0%
 15,700    @     Dell, Inc.                                         533,172
 11,475    @     EMC Corp.                                          148,257
  4,275          International Business Machines Corp.              396,207
 11,600    @     Network Appliance, Inc.                            238,148
  2,000    @     Sandisk Corp.                                      122,280
                                                                -----------
                                                                  1,438,064
                                                                -----------
                 COSMETICS/PERSONAL CARE: 2.5%
  4,575          Colgate-Palmolive Co.                              228,979
  6,575          Procter & Gamble Co.                               656,711
                                                                -----------
                                                                    885,690
                                                                -----------
                 DIVERSIFIED FINANCIAL SERVICES: 8.4%
  9,900          American Express Co.                               477,477
 15,600          Charles Schwab Corp.                               184,704
 26,775          Citigroup, Inc.                                  1,299,658
  6,875          Goldman Sachs Group, Inc.                          678,769
  4,800          Lehman Brothers Holdings, Inc.                     370,656
                                                                -----------
                                                                  3,011,264
                                                                -----------
                 ELECTRICAL COMPONENTS & EQUIPMENT: 0.8%
  4,200          Emerson Electric Co.                               271,950
                                                                -----------
                                                                    271,950
                                                                -----------
                 ELECTRONICS: 0.4%
  2,000    @     Amphenol Corp.                                     127,860
                                                                -----------
                                                                    127,860
                                                                -----------
                 HEALTHCARE -- PRODUCTS: 4.6%
  7,700    @     Boston Scientific Corp.                            283,052
  2,900          Guidant Corp.                                      174,580
  1,870    @     Inamed Corp.                                        89,872
 14,525          Johnson & Johnson                                  750,362
  3,775          Medtronic, Inc.                                    183,503
  2,775    @     St. Jude Medical, Inc.                             170,246
                                                                -----------
                                                                  1,651,615
                                                                -----------

Shares                                                             Value
---------------------------------------------------------------------------
                 HEALTHCARE -- SERVICES: 2.0%
  4,585    @     Anthem, Inc.                                   $   343,875
  6,300          UnitedHealth Group, Inc.                           366,534
                                                                -----------
                                                                    710,409
                                                                -----------
                 INSURANCE: 2.9%
 15,700          American Intl. Group (AIG)                       1,040,596
                                                                -----------
                                                                  1,040,596
                                                                -----------
                 INTERNET: 4.3%
 11,600    @     eBay, Inc.                                         749,244
 11,700    @     InterActiveCorp.                                   396,981
  8,400    @     Yahoo!, Inc.                                       379,428
                                                                -----------
                                                                  1,525,653
                                                                -----------
                 LEISURE TIME: 0.7%
  5,900          Carnival Corp.                                     234,407
                                                                -----------
                                                                    234,407
                                                                -----------
                 MEDIA: 3.7%
  8,150          Clear Channel Communications, Inc.                 381,665
  7,700    @     Echostar Communications Corp.                      261,800
  5,900    @     Univision Communications, Inc.                     234,171
 10,175          Viacom, Inc.                                       451,566
                                                                -----------
                                                                  1,329,202
                                                                -----------
                 MISCELLANEOUS MANUFACTURING: 7.5%
  8,700          3M Co.                                             739,761
 61,975          General Electric Co.                             1,919,986
                                                                -----------
                                                                  2,659,747
                                                                -----------
                 OIL AND GAS: 1.0%
  8,375          Exxon Mobil Corp.                                  343,375
                                                                -----------
                                                                    343,375
                                                                -----------
                 OIL AND GAS SERVICES: 0.9%
  7,410    @     Smith Intl., Inc.                                  307,663
                                                                -----------
                                                                    307,663
                                                                -----------
                 PHARMACEUTICALS: 8.4%
  6,950          Abbott Laboratories                                323,870
  1,100          Allergan, Inc.                                      84,491
  4,400          Bristol-Myers Squibb Co.                           125,840
  5,600    @     Caremark Rx, Inc.                                  141,848
  3,325          Eli Lilly & Co.                                    233,847
  2,025    @     Gilead Sciences, Inc.                              117,734
  3,500          Merck & Co., Inc.                                  161,700
 48,465          Pfizer, Inc.                                     1,712,268
  2,280          Wyeth                                               96,786
                                                                -----------
                                                                  2,998,384
                                                                -----------
                 RETAIL: 10.3%
  4,600    @     Abercrombie & Fitch Co.                            113,666
  4,950    @     Bed Bath & Beyond, Inc.                            214,583
  4,021    @     Chico's FAS, Inc.                                  148,576
 11,200    @     Dollar Tree Stores, Inc.                           336,672
 16,940          Home Depot, Inc.                                   601,201
  3,375          Lowe's Cos., Inc.                                  186,941
  8,700          McDonald's Corp.                                   216,021
 13,926          Target Corp.                                       534,758
  4,447          Tiffany & Co.                                      201,004
  5,575          TJX Cos., Inc.                                     122,929
 15,125          Wal-Mart Stores, Inc.                              802,381
  2,698          Walgreen Co.                                        98,153
  4,240    @     Yum! Brands, Inc.                                  145,856
                                                                -----------
                                                                  3,722,741
                                                                -----------
                 SEMICONDUCTORS: 9.3%
 11,300    @     Analog Devices, Inc.                               515,845
 14,500    @     Applied Materials, Inc.                            325,525
  3,100    @     Broadcom Corp.                                     105,679
 34,750          Intel Corp.                                      1,118,950
  8,200          Linear Technology Corp.                            344,974
  5,900    @     Marvell Technology Group Ltd.                      223,787
  2,400          Maxim Integrated Products                          119,520
  3,225    @     Novellus Systems, Inc.                             135,611

                 See Accompanying Notes to Financial Statements

ING
VAN KAMPEN
EQUITY
GROWTH
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

Shares                                                             Value
---------------------------------------------------------------------------
                 SEMICONDUCTORS (CONTINUED)
 12,100          Texas Instruments, Inc.                        $   355,498
  2,300    @     Xilinx, Inc.                                        89,102
                                                                -----------
                                                                  3,334,491
                                                                -----------
                 SOFTWARE: 10.1%
  5,700          First Data Corp.                                   234,213
  7,300    @     Mercury Interactive Corp.                          355,072
 74,575          Microsoft Corp.                                  2,053,796
 22,500    @     Novell, Inc.                                       236,700
 26,475    @     Oracle Corp.                                       349,470
  7,200    @     Peoplesoft, Inc.                                   164,160
  6,500    @     Veritas Software Corp.                             241,540
                                                                -----------
                                                                  3,634,951
                                                                -----------
                 TELECOMMUNICATIONS: 3.7%
 39,700    @     Cisco Systems, Inc.                                964,313
  4,700    @     Juniper Networks, Inc.                              87,796
  4,700          Qualcomm, Inc.                                     253,471
                                                                -----------
                                                                  1,305,580
                                                                -----------
                 TRANSPORTATION: 0.7%
  3,500          United Parcel Service, Inc.                        260,925
                                                                -----------
                                                                    260,925
                                                                -----------
                 Total Common Stock
                  (Cost $31,878,555)                             34,815,171
                                                                -----------
PREFERRED STOCK: 0.4%
                 MEDIA: 0.4%
  4,800          News Corp. Ltd.                                    145,200
                                                                -----------
                 Total Preferred Stock
                  (Cost $137,922)                                   145,200
                                                                -----------


         TOTAL INVESTMENTS IN SECURITIES
          (COST $32,016,477)*                             97.9% $34,960,371
         OTHER ASSETS AND LIABILITIES-NET                  2.1      735,302
                                                        ------  -----------
         NET ASSETS                                      100.0% $35,695,673
                                                        ======  ===========

 @    Non-income producing security
 *    Cost for federal income tax purposes is $32,134,581. Net
      unrealized appreciation consists of:

     Gross Unrealized Appreciation                                 $3,062,315
     Gross Unrealized Depreciation                                   (236,525)
                                                                   ----------
     Net Unrealized Appreciation                                   $2,825,790
                                                                   ==========

                 See Accompanying Notes to Financial Statements

ING
VAN KAMPEN
GLOBAL
FRANCHISE
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

 Shares                                                            Value
---------------------------------------------------------------------------
COMMON STOCK: 94.3%
                  ADVERTISING: 1.8%
 136,490    @@    WPP Group PLC                                 $ 1,339,401
                                                                -----------
                                                                  1,339,401
                                                                -----------
                  AGRICULTURE: 19.5%
  62,017          Altria Group, Inc.                              3,374,965
 395,240          British American Tobacco PLC                    5,448,698
 100,226          Imperial Tobacco Group PLC                      1,976,905
 322,217          Swedish Match AB                                3,291,447
                                                                -----------
                                                                 14,092,015
                                                                -----------
                  BEVERAGES: 17.4%
 551,668    @     Actris AG                                       4,055,763
 380,656          Allied Domecq Plc                               2,948,048
  14,618          Brown-Forman Corp.                              1,366,052
  23,689          Davide Campari-Milano S.p.A.                    1,149,024
 239,317    @@    Diageo PLC                                      3,147,476
                                                                -----------
                                                                 12,666,363
                                                                -----------
                  COSMETICS/PERSONAL CARE: 3.6%
  44,683          Kimberly-Clark Corp.                            2,640,318
                                                                -----------
                                                                  2,640,318
                                                                -----------
                  FOOD: 8.8%
  19,168    @@    Groupe Danone                                   3,128,581
  13,057    @@    Nestle SA                                       3,260,720
                                                                -----------
                                                                  6,389,301
                                                                -----------
                  HAND/MACHINE TOOLS: 4.6%
  57,748          Kone OYJ                                        3,310,438
                                                                -----------
                                                                  3,310,438
                                                                -----------
                  HOUSEHOLD PRODUCTS/WARES: 6.2%
  20,706          Fortune Brands, Inc.                            1,480,272
 134,159          Reckitt Benckiser Plc                           3,036,344
                                                                -----------
                                                                  4,516,616
                                                                -----------
                  MACHINERY -- DIVERSIFIED: 3.7%
 128,952          Zardoya-Otis SA                                 2,677,522
                                                                -----------
                                                                  2,677,522
                                                                -----------
                  MEDIA: 14.0%
 168,030          Capital Radio PLC                               1,414,411
  59,226          New York Times Co.                              2,830,410
 160,919          Reed Elsevier NV                                1,995,532
 862,210          SMG PLC                                         1,790,451
  95,980          Torstar Corp.                                   2,154,676
                                                                -----------
                                                                 10,185,480
                                                                -----------

 Shares                                                            Value
---------------------------------------------------------------------------
                  PHARMACEUTICALS: 14.7%
  30,728    @@    Aventis SA                                    $ 2,037,129
  63,167          Bristol-Myers Squibb Co.                        1,806,576
 103,966          Glaxosmithkline PLC                             2,399,650
  48,508          Merck & Co., Inc.                               2,241,070
  47,408    @@    Novartis AG                                     2,169,923
                                                                -----------
                                                                 10,654,348
                                                                -----------
                  Total Common Stock
                   (Cost $56,170,731)                            68,471,802
                                                                -----------

         TOTAL INVESTMENTS IN SECURITIES
          (COST $56,170,731)*                             94.3% $68,471,802
         OTHER ASSETS AND LIABILITIES-NET                  5.7    4,168,790
                                                        ------  -----------
         NET ASSETS                                      100.0% $72,640,592
                                                        ======  ===========

 @     Non-income producing security
 @@    Foreign issuer
 *     Cost for federal income tax purposes is $56,340,246. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                              $12,256,462
      Gross Unrealized Depreciation                                 (124,906)
                                                                 -----------
      Net Unrealized Appreciation                                $12,131,556
                                                                 ===========

                                                             Percentage of
Industry                                                      Net Assets
--------------------------------------------------------------------------
Agriculture                                                      19.4%
Beverages                                                        17.6%
Pharmaceuticals                                                  14.7%
Media                                                            13.9%
Food                                                              8.8%
Household Products/Wares                                          6.2%
Hand/Machine Tools                                                4.6%
Machinery-Diversified                                             3.7%
Cosmetics/Personal Care                                           3.6%
Advertising                                                       1.8%
Other Assets and Liabilities, Net                                 5.7%
                                                                ------
NET ASSETS                                                      100.0%
                                                                ======

                 See Accompanying Notes to Financial Statements

ING
VAN KAMPEN
GLOBAL
FRANCHISE
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

At December 31, 2003, the following forward currency exchange contracts were outstanding for the ING Van Kampen Global Franchise Portfolio:

                                                                              UNREALIZED
                                                                             APPRECIATION
                 BUY/SELL  SETTLEMENT DATE   IN EXCHANGE FOR     VALUE      (DEPRECIATION)
                 --------  ---------------   ---------------     -----      --------------
CURRENCY
--------------
Swiss Franc                                      USD
CHF 143,352        Buy        01/05/04         114,912         $  115,925     $   1,013
Euro
EUR 2,298          Buy        01/02/04          2,851               2,899            48
Euro
EUR 121,213        Buy        01/02/04         151,553            152,892         1,339
Euro
EUR 56,695         Buy        01/05/04          70,885             71,502           617
Euro
EUR 21,890         Buy        01/07/04          27,595             27,605            10
Pound Sterling
GBP 5,290,000      Sell       01/08/04        9,079,650         9,464,016      (384,366)
Pound Sterling
GBP 296,022        Buy        01/02/04         525,351            529,926         4,575
Swedish Krona
SEK 517,496        Buy        01/05/04          71,354             71,903           549
                                                                              ---------
                                                                              $(376,215)
                                                                              =========

                 See Accompanying Notes to Financial Statements

ING
VAN KAMPEN
GROWTH AND
INCOME
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
COMMON STOCK: 98.8%
                    ADVERTISING: 0.7%
   370,530   @,L    Interpublic Group of Cos., Inc.             $  5,780,268
                                                                ------------
                                                                   5,780,268
                                                                ------------
                    AEROSPACE/DEFENSE: 0.4%
    98,950          Raytheon Co.                                   2,972,458
                                                                ------------
                                                                   2,972,458
                                                                ------------
                    AGRICULTURE: 1.3%
   185,320    L     Altria Group, Inc.                            10,085,114
                                                                ------------
                                                                  10,085,114
                                                                ------------
                    AUTO MANUFACTURERS: 1.4%
   479,530    L     Honda Motor Co. Ltd.                          10,789,425
                                                                ------------
                                                                  10,789,425
                                                                ------------
                    AUTO PARTS & EQUIPMENT: 1.1%
   111,900          Magna Intl., Inc.                              8,957,595
                                                                ------------
                                                                   8,957,595
                                                                ------------
                    BANKS: 5.1%
   112,030    L     Bank of America Corp.                          9,010,573
   231,060          Bank One Corp.                                10,534,025
   219,650          PNC Financial Services Group, Inc.            12,021,445
   176,310          Wachovia Corp.                                 8,214,283
                                                                ------------
                                                                  39,780,326
                                                                ------------
                    BEVERAGES: 0.8%
   141,030          PepsiCo, Inc.                                  6,574,819
                                                                ------------
                                                                   6,574,819
                                                                ------------
                    CHEMICALS: 3.8%
   523,720    L     Bayer AG                                      15,402,605
   214,060          Dow Chemical Co.                               8,898,474
   122,100    L     Du Pont EI de Nemours & Co.                    5,603,169
                                                                ------------
                                                                  29,904,248
                                                                ------------
                    COMMERCIAL SERVICES: 1.7%
   540,630    L     Equifax, Inc.                                 13,245,435
                                                                ------------
                                                                  13,245,435
                                                                ------------
                    COMPUTERS: 2.7%
   399,050          Hewlett-Packard Co.                            9,166,179
   128,770          International Business Machines Corp.         11,934,403
                                                                ------------
                                                                  21,100,582
                                                                ------------
                    COSMETICS/PERSONAL CARE: 2.0%
   266,430          Kimberly-Clark Corp.                          15,743,349
                                                                ------------
                                                                  15,743,349
                                                                ------------
                    DIVERSIFIED FINANCIAL SERVICES: 10.4%
   139,190          AG Edwards, Inc.                               5,042,854
   380,860    L     Citigroup, Inc.                               18,486,943
   184,410          Fannie Mae                                    13,841,815
    83,460          Freddie Mac                                    4,867,387
   372,960          JP Morgan Chase & Co.                         13,698,821
   139,070          Lehman Brothers Holdings, Inc.                10,738,985
   247,180    L     Merrill Lynch & Co., Inc.                     14,497,107
                                                                ------------
                                                                  81,173,912
                                                                ------------
                    ELECTRIC: 3.4%
   304,170          Edison Intl.                                   6,670,448
   118,270    L     Entergy Corp.                                  6,756,765
   118,860          Exelon Corp.                                   7,887,550
   162,370          FirstEnergy Corp.                              5,715,424
                                                                ------------
                                                                  27,030,187
                                                                ------------

  Shares                                                           Value
----------------------------------------------------------------------------
                    ELECTRONICS: 1.2%
   153,300    L     Parker Hannifin Corp.                       $  9,121,350
                                                                ------------
                                                                   9,121,350
                                                                ------------
                    FOOD: 2.4%
   235,700    L     Cadbury Schweppes PLC                          7,045,074
   182,070          Kraft Foods, Inc.                              5,866,295
    95,390   @@,L   Nestle SA ADR                                  5,969,029
                                                                ------------
                                                                  18,880,398
                                                                ------------
                    FOREST PRODUCTS & PAPER: 1.6%
   198,140    L     Temple-Inland, Inc.                           12,417,434
                                                                ------------
                                                                  12,417,434
                                                                ------------
                    HEALTHCARE-PRODUCTS: 1.5%
   233,620    L     Bausch & Lomb, Inc.                           12,124,878
                                                                ------------
                                                                  12,124,878
                                                                ------------
                    HEALTHCARE-SERVICES: 1.5%
   716,250   @,L    Tenet Healthcare Corp.                        11,495,813
                                                                ------------
                                                                  11,495,813
                                                                ------------
                    INSURANCE: 10.1%
   324,740    L     Chubb Corp.                                   22,114,793
   140,860          Cigna Corp.                                    8,099,450
   283,320    L     Hartford Financial Services Group, Inc.       16,724,380
   228,110          Metlife, Inc.                                  7,680,464
   274,620    L     Prudential Financial, Inc.                    11,470,877
   768,790          Travelers Property Casualty Corp.             12,900,296
                                                                ------------
                                                                  78,990,260
                                                                ------------
                    LODGING: 3.2%
   767,340          Hilton Hotels Corp.                           13,144,534
   325,370          Starwood Hotels & Resorts Worldwide, Inc.     11,703,559
                                                                ------------
                                                                  24,848,093
                                                                ------------
                    MEDIA: 6.0%
   123,970          Clear Channel Communications, Inc.             5,805,515
 1,365,190   @,L    Time Warner, Inc.                             24,559,769
   719,480    L     Walt Disney Co.                               16,785,468
                                                                ------------
                                                                  47,150,752
                                                                ------------
                    MINING: 3.2%
   224,460    L     Newmont Mining Corp.                          10,911,001
   185,380    @     Phelps Dodge Corp.                            14,105,564
                                                                ------------
                                                                  25,016,565
                                                                ------------
                    MISCELLANEOUS MANUFACTURING: 2.2%
   150,020    @@    Ingersoll-Rand Co.                            10,183,358
   129,920          Textron, Inc.                                  7,413,235
                                                                ------------
                                                                  17,596,593
                                                                ------------
                    OIL AND GAS: 8.4%
   442,700   @@,L   BP PLC ADR                                    21,847,244
   177,150          ConocoPhillips                                11,615,726
   165,610          EOG Resources, Inc.                            7,646,214
   400,960          Exxon Mobil Corp.                             16,439,360
   171,770          Valero Energy Corp.                            7,959,822
                                                                ------------
                                                                  65,508,366
                                                                ------------
                    OIL AND GAS SERVICES: 2.5%
   352,110    L     Schlumberger Ltd.                             19,267,459
                                                                ------------
                                                                  19,267,459
                                                                ------------
                    PHARMACEUTICALS: 8.7%
   160,370   @@,L   AstraZeneca PLC ADR                            7,758,701
 1,195,920          Bristol-Myers Squibb Co.                      34,203,311
   140,410          Roche Holdings, Inc.                          14,163,044
   702,450          Schering-Plough Corp.                         12,215,606
                                                                ------------
                                                                  68,340,662
                                                                ------------
                    RETAIL: 2.0%
   236,450          McDonald's Corp.                               5,871,054
   184,480    L     Wal-Mart Stores, Inc.                          9,786,664
                                                                ------------
                                                                  15,657,718
                                                                ------------

                 See Accompanying Notes to Financial Statements

ING
VAN KAMPEN
GROWTH AND
INCOME
PORTFOLIO

 PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
----------------------------------------------------------------------------
                    SOFTWARE: 2.8%
   196,740          Automatic Data Processing                   $  7,792,871
   517,670    L     Microsoft Corp.                               14,256,632
                                                                ------------
                                                                  22,049,503
                                                                ------------
                    TELECOMMUNICATIONS: 3.6%
   552,100   @@,L   Nokia OYJ ADR                                  9,385,700
   359,190    L     Sprint Corp.-FON Group                         5,897,900
   357,960          Verizon Communications, Inc.                  12,557,237
                                                                ------------
                                                                  27,840,837
                                                                ------------
                    TRANSPORTATION: 3.1%
   650,020    L     Norfolk Southern Corp.                        15,372,973
   133,620    L     Union Pacific Corp.                            9,283,918
                                                                ------------
                                                                  24,656,891
                                                                ------------
                    Total Common Stock
                     (Cost $667,372,448)                         774,101,290
                                                                ------------
SHORT-TERM INVESTMENTS: 0.9%
                    FEDERAL HOME LOAN MORTGAGE CORPORATION: 0.9%
$7,398,000          0.70%, due 01/02/04                         $  7,397,712
                                                                ------------
                    Total Short-term Investments
                     (Cost $7,397,856)                             7,397,712
                                                                ------------

            TOTAL INVESTMENTS IN SECURITIES
             (COST $674,770,304)*                         99.7% $781,499,002
            OTHER ASSETS AND LIABILITIES-NET               0.3     2,327,050
                                                        ------  ------------
            NET ASSETS                                   100.0% $783,826,052
                                                        ======  ============

 @      Non-income producing security
 @@     Foreign issuer
 ADR    American Depositary Receipt
 L      Loaned security, a portion or all of the security is on loan at December 31, 2003
 *      Cost for federal income tax purposes is $677,673,700. Net
        unrealized appreciation consists of:

       Gross Unrealized Appreciation                            $110,313,558
       Gross Unrealized Depreciation                              (6,488,256)
                                                                ------------
       Net Unrealized Appreciation                              $103,825,302
                                                                ============

                 See Accompanying Notes to Financial Statements

ING
VAN KAMPEN
REAL
ESTATE
PORTFOLIO

                PORTFOLIO OF INVESTMENTS as of December 31, 2003
--------------------------------------------------------------------------------

  Shares                                                          Value
---------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: 80.4%
                     APARTMENTS: 20.7%
    116,200          AMLI Residential Properties               $  3,114,160
    313,400          Apartment Investment & Management Co.       10,812,300
    609,100          Archstone-Smith Trust                       17,042,618
    367,864          Avalonbay Communities, Inc.                 17,583,898
    386,864          Equity Residential                          11,416,357
     86,000          Essex Property Trust, Inc.                   5,522,920
    151,350          Post Properties, Inc.                        4,225,692
     98,750          Summit Properties, Inc.                      2,371,975
                                                               ------------
                                                                 72,089,920
                                                               ------------
                     BOAT DEALERS: 1.1%
    107,096    L     Nationwide Health Properties, Inc.           2,093,727
     82,400          Ventas, Inc.                                 1,812,800
                                                               ------------
                                                                  3,906,527
                                                               ------------
                     HOTELS: 4.7%
    241,300   @,L    Felcor Lodging Trust, Inc.                   2,673,604
  1,090,000   @,L    Host Marriott Corp.                         13,428,800
     29,700          Innkeepers USA Trust                           248,589
                                                               ------------
                                                                 16,350,993
                                                               ------------
                     OFFICE PROPERTY: 14.9%
    282,000          Arden Realty, Inc.                           8,555,880
    272,200          Boston Properties, Inc                      13,117,318
    511,041          Equity Office Properties Trust              14,641,325
    103,200          Mack-Cali Realty Corp.                       4,295,184
    249,700          Reckson Associates Realty Corp.              6,067,710
     88,200          SL Green Realty Corp.                        3,620,610
     91,800          Trizec Properties, Inc.                      1,413,720
                                                               ------------
                                                                 51,711,747
                                                               ------------
                     REGIONAL MALLS: 16.2%
    358,500          General Growth Properties, Inc.              9,948,375
     64,800          Macerich Co.                                 2,883,600
    290,200          Rouse Co                                    13,639,400
    564,200          Simon Property Group, Inc.                  26,145,028
    176,200          Taubman Centers, Inc.                        3,629,720
                                                               ------------
                                                                 56,246,123
                                                               ------------
                     DIVERSIFIED: 3.0%
     34,600          Correctional Properties Trust                  996,480
    173,800          Vornado Realty Trust                         9,515,550
                                                               ------------
                                                                 10,512,030
                                                               ------------
                     MANUFACTURED HOMES: 1.3%
    121,500          Manufactured Home Communities, Inc.          4,574,475
                                                               ------------
                                                                  4,574,475
                                                               ------------
                     OUTLET CENTERS: 0.0%
      1,600          Chelsea Property Group, Inc.                    87,696
                                                               ------------
                                                                     87,696
                                                               ------------
                     SHOPPING CENTERS: 5.3%
    219,000          Federal Realty Investors Trust               8,407,410
     18,000          Heritage Property Investment Trust             512,100
      1,300          Pan Pacific Retail Properties, Inc.             61,945
    234,900          Regency Centers Corp.                        9,360,765
                                                               ------------
                                                                 18,342,220
                                                               ------------
                     STORAGE: 6.3%
    314,762          Public Storage, Inc.                        13,657,523
    216,600          Shurgard Storage Centers, Inc.               8,154,990
                                                               ------------
                                                                 21,812,513
                                                               ------------

  Shares                                                          Value
---------------------------------------------------------------------------
                     WAREHOUSE/INDUSTRIAL: 6.9%
    357,700          AMB Property Corp.                        $ 11,761,176
    367,690          Prologis                                    11,799,172
     10,500    L     PS Business Parks, Inc.                        433,230
                                                               ------------
                                                                 23,993,578
                                                               ------------
                     Total Real Estate Investment Trusts
                      (Cost $230,903,067)                       279,627,822
                                                               ------------
COMMON STOCK: 15.0%
                     HOME BUILDERS: 0.3%
     40,140          Brookfield Homes Corp.                       1,034,408
                                                               ------------
                                                                  1,034,408
                                                               ------------
                     LODGING: 8.0%
    495,800    L     Hilton Hotels Corp.                          8,493,054
     30,200    @     La Quinta Corp.                                193,582
    531,092          Starwood Hotels & Resorts Worldwide,
                      Inc.                                       19,103,379
                                                               ------------
                                                                 27,790,015
                                                               ------------
                     REAL ESTATE: 6.7%
    676,000    @@    Brookfield Properties Co.                   19,401,200
     44,700          Forest City Enterprises, Inc.                2,123,697
     49,800          St. Joe Co.                                  1,857,042
                                                               ------------
                                                                 23,381,939
                                                               ------------
                     Total Common Stock
                      (Cost $40,702,441)                         52,206,362
                                                               ------------
                     Total Long-Term Investments
                      (Cost $271,605,508)                       331,834,184
                                                               ------------
 Principal
  Amount                                                          Value
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.0%
                     U.S. TREASURY BILLS: 3.0%
$10,500,000          0.76%, due 01/02/04                         10,499,557
                                                               ------------
                     Total Short-term Investments
                      (Cost $10,499,778)                         10,499,557
                                                               ------------

              TOTAL INVESTMENTS IN SECURITIES
               (COST $282,105,287)*                      98.4% $342,333,741
              OTHER ASSETS AND LIABILITIES-NET            1.6     5,565,766
                                                       ------  ------------
              NET ASSETS                                100.0% $347,899,507
                                                       ======  ============

 @     Non-income producing security
 @@    Foreign issuer
 L     Loaned security, a portion or all of the security is on loan at December 31, 2003
 *     Cost for federal income tax purposes is $280,484,700. Net
       unrealized appreciation consists of:

      Gross Unrealized Appreciation                              $63,875,975
      Gross Unrealized Depreciation                               (2,026,934)
                                                                 -----------
      Net Unrealized Appreciation                                $61,849,041
                                                                 ===========

                 See Accompanying Notes to Financial Statements

                 TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------
Dividends paid during the fiscal year ended December 31, 2003 were as follows:

FUND NAME                             TYPE    PER SHARE AMOUNT
---------                             ----    ----------------
Capital Guardian Large Cap Value
  Class S                             NII         $0.0042
Capital Guardian Small Cap
  Class S                             NII         $0.0139
  Class A                             NII         $0.0101
Developing World
  Class S                             NII         $0.0153
  Class A                             NII         $0.0117
Eagle Asset Value Equity
  Class S                             NII         $0.0324
  Class A                             NII         $0.0214
FMR(SM) Diversified Mid Cap
  Class S                             NII          0.0001
Hard Assets
  Class S                             NII         $0.0415
  Class A                             NII         $0.0362
  Class I                             NII         $0.0519
International
  Class S                             NII         $0.0190
  Class A                             NII         $0.0152
Janus Growth and Income
  Class S                             NII          0.0023
Jennison Equity Opportunity
  Class S                             NII         $0.0105
  Class A                             NII         $0.0051
Julius Baer Foreign
  Class S                             NII         $0.0674
  Class A                             NII         $0.0613
  Class S                             STCG        $0.3498
  Class A                             STCG        $0.3498
Limited Maturity Bond
  Class S                             NII         $0.0900
  Class S                             STCG        $0.0186
  Class S                             LTCG        $0.0067
Mercury Focus Value
  Class S                             NII         $0.0149
  Class A                             NII         $0.0093
  Class S                             STCG        $0.0866
  Class A                             STCG        $0.0866
  Class S                             LTCG        $0.0052
  Class A                             LTCG        $0.0052
MFS Research
  Class S                             NII         $0.0283
  Class A                             NII         $0.0188
  Class I                             NII         $0.0481
MFS Total Return
  Class S                             NII         $0.0799
  Class A                             NII         $0.0698
  Class I                             NII         $0.1000
  Class R                             NII         $0.0942

FUND NAME                             TYPE    PER SHARE AMOUNT
---------                             ----    ----------------
PIMCO Core Bond
  Class S                             NII         $0.0476
  Class A                             NII         $0.0395
  Class S                             STCG        $0.0840
  Class A                             STCG        $0.0840
  Class S                             LTCG        $0.0413
  Class A                             LTCG        $0.0413
Salomon Brothers All Cap
  Class S                             NII         $0.0054
  Class A                             NII         $0.0007
Salomon Brothers Investors
  Class S                             NII         $0.0159
  Class A                             NII         $0.0078
  Class I                             NII         $0.0249
T. Rowe Price Capital Appreciation
  Class S                             NII         $0.0656
  Class A                             NII         $0.0555
  Class I                             NII         $0.0931
  Class R                             NII         $0.0828
  Class S                             LTCG        $0.0243
  Class A                             LTCG        $0.0243
  Class I                             LTCG        $0.0243
  Class R                             LTCG        $0.0243
T. Rowe Price Equity Income
  Class S                             NII         $0.0308
  Class A                             NII         $0.0247
  Class I                             NII         $0.0407
  Class S                             STCG        $0.0030
  Class A                             STCG        $0.0030
  Class I                             STCG        $0.0030
  Class S                             LTCG        $0.0112
  Class A                             LTCG        $0.0112
  Class I                             LTCG        $0.0112
UBS U.S. Balanced
  Class S                             NII         $0.0010
  Class A                             NII         $0.0020
Van Kampen Equity Growth
  Class S                             NII         $0.0014
  Class S                             STCG        $0.1023
  Class A                             STCG        $0.1023
Van Kampen Global Franchise
  Class S                             ROC         $0.0602
  Class A                             ROC         $0.0536
  Class S                             LTCG        $0.0017
  Class A                             LTCG        $0.0017
Van Kampen Growth and Income
  Class S                                         $0.0502
  Class A                                         $0.0394

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

FUND NAME                             TYPE    PER SHARE AMOUNT
---------                             ----    ----------------
Van Kampen Real Estate
  Class S                             NII         $0.0320
  Class A                             NII         $0.0212
  Class I                             NII         $0.0501
  Class S                             STCG        $0.0196
  Class A                             STCG        $0.0196
  Class I                             STCG        $0.0196
  Class S                             LTCG        $0.1049
  Class A                             LTCG        $0.1049
  Class I                             LTCG        $0.1049

------------------
NII -- Net investment income

STCG -- Short-Term Capital Gain

LTCG -- Long-Term Capital Gain

ROC -- Return of Capital

Above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) and Internal Revenue Service (tax) purposes.

Shareholder are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099 DIV regarding the federal tax status of the dividends and distributions received by them in the calendar year.

During the year ended December 31, 2003, the foreign taxes paid or withheld were $323,630, $204,255, $200,104, $441,549, and $44,498 by Capital Guardian Managed
Global, Developing World, Hard Assets, International, and Julius Baer Foreign respectively.

                 See Accompanying Notes to Financial Statements

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------
The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)                Trustee          February 2002 -   Mr. Doherty is President and Partner,
7337 E. Doubletree Ranch Rd.                       Present           Doherty, Wallace, Pillsbury and Murphy,
Scottsdale, AZ 85258                                                 P.C., Attorneys (1996 - Present); and
Born: 1934                                                           Trustee of each of the funds managed by
                                                                     Northstar Investment Management
                                                                     Corporation (1993 - 1999).

J. Michael Earley(3)              Trustee          1997 - Present    President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.                                         Bankers Trust Company, N.A. (1992 -
Scottsdale, AZ 85258                                                 Present).
Born: 1945

R. Barbara Gitenstein(2)          Trustee          1997 - Present    President, College of New Jersey (1999 -
7337 E. Doubletree Ranch Rd.                                         Present).
Scottsdale, AZ 85258
Born: 1948

Walter H. May(2)                  Trustee          February 2002 -   Retired. Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                       Present           Director of Marketing, Piper Jaffray,
Scottsdale, AZ 85258                                                 Inc.; Trustee of each of the funds
Born: 1936                                                           managed by Northstar Investment
                                                                     Management Corporation (1996 - 1999).

Jock Patton(2)                    Trustee          February 2002 -   Private Investor (June 1997 - Present).
7337 E. Doubletree Ranch Rd.                       Present           Formerly Director and Chief Executive
Scottsdale, AZ 85258                                                 Officer, Rainbow Multimedia Group, Inc.
Born: 1945                                                           (January 1999 - December 2001).

David W.C. Putnam(3)              Trustee          February 2002 -   President and Director, F.L. Putnam
7337 E. Doubletree Ranch Rd.                       Present           Securities Company, Inc. and its
Scottsdale, AZ 85258                                                 affiliates; President, Secretary and
Born: 1939                                                           Trustee, The Principled Equity Market
                                                                     Fund. Formerly, Trustee, Trust Realty
                                                                     Trust (December Corp.; Anchor Investment
                                                                     Trust; Bow 2000 - Present); Ridge Mining
                                                                     Company and each of the F.L. Putnam
                                                                     funds managed by Northstar Investment
                                                                     Foundation Management Corporation (1994
                                                                     - 1999).

Blaine E. Rieke(3)                Trustee          February 2002 -   General Partner, Huntington Partners
7337 E. Doubletree Ranch Rd.                       Present           (January 1997 - Present). Chairman of
Scottsdale, AZ 85258                                                 the Board and Trustee of each of the
Born: 1933                                                           funds managed by ING Investment
                                                                     Management Co. LLC (November 1998 -
                                                                     February 2001).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
INDEPENDENT TRUSTEES
Paul S. Doherty(2)                116
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1934
J. Michael Earley(3)              116
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1945
R. Barbara Gitenstein(2)          116
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1948
Walter H. May(2)                  116        Best Prep Charity (1991 -
7337 E. Doubletree Ranch Rd.                 Present).
Scottsdale, AZ 85258
Born: 1936
Jock Patton(2)                    116        Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.                 (January 1999 - Present); JDA
Scottsdale, AZ 85258                         Software Group, Inc. (January
Born: 1945                                   1999 - Present); Buick of
                                             Scottsdale, Inc.; National
                                             Airlines, Inc.
David W.C. Putnam(3)              116        Anchor International Bond
7337 E. Doubletree Ranch Rd.                 (December 2000 - Present);
Scottsdale, AZ 85258                         Progressive Capital
Born: 1939                                   Accumulation Trust (August
                                             1998 - Present); Principled
                                             Equity Market Fund (November
                                             1996 - Present), Mercy
                                             Endowment Foundation (1995 -
                                             Present); Director, F.L.
                                             Putnam Investment Management
                                             Company (December 2001 -
                                             Present); Asian American Bank
                                             and Trust Company (June 1992 -
                                             Present); and Notre Dame
                                             Health Care Center (1991 -
                                             Present) F.L. Putnam
                                             Securities Company, Inc. (June
                                             1978 - Present); and an
                                             Honorary Trustee, Mercy
                                             Hospital (1973 - Present).
Blaine E. Rieke(3)                116        Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                 (January 1998 - Present).
Scottsdale, AZ 85258
Born: 1933

--------------------------------------------------------------------------------

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES
Roger B. Vincent(3)               Trustee          1994 - Present    President, Springwell Corporation (1989
7337 E. Doubletree Ranch Rd.                                         - Present). Formerly, Director Tatham
Scottsdale, AZ 85258                                                 Offshore, Inc. (1996 - 2000).
Born: 1945

Richard A. Wedemeyer(2)           Trustee          February 2002 -   Retired. Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                       Present           President -- Finance and Administration,
Scottsdale, AZ 85258                                                 Channel Corporation (June 1996 - April
Born: 1936                                                           2002). Formerly Trustee, First Choice
                                                                     Funds (1997 - 2001); and of each of the
                                                                     funds managed by ING Investment
                                                                     Management Co. LLC (1998 - 2001).
TRUSTEES WHO ARE "INTERESTED
 PERSONS"

Thomas J. McInerney(4)            Trustee          February 2002 -   Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                       Present           Financial Services (September 2001 -
Scottsdale, AZ 85258                                                 Present); General Manager and Chief
Born: 1956                                                           Executive Officer, ING U.S. Worksite
                                                                     Financial Services (December 2000 -
                                                                     Present); Member ING Americas Executive
                                                                     Committee (2001 - Present); President,
                                                                     Chief Executive Officer and Director of
                                                                     Northern Life Insurance Company (March
                                                                     2001 - October 2002), ING Aeltus Holding
                                                                     Company, Inc. (2000 - Present), ING
                                                                     Retail Holding Company (1998 - Present),
                                                                     ING Life Insurance and Annuity Company
                                                                     (September 1997 - November 2002) and ING
                                                                     Retirement Holdings, Inc. (1997 -
                                                                     Present). Formerly, General Manager and
                                                                     Chief Executive Officer, ING Worksite
                                                                     Division (December 2000 - October 2001),
                                                                     President ING-SCI, Inc. (August 1997 -
                                                                     December 2000); President, Aetna
                                                                     Financial Services (August 1997 -
                                                                     December 2000).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
INDEPENDENT TRUSTEES
Roger B. Vincent(3)               116        Director, AmeriGas Propane,
7337 E. Doubletree Ranch Rd.                 Inc. (1998 - Present).
Scottsdale, AZ 85258
Born: 1945
Richard A. Wedemeyer(2)           116        Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                 (1997 - Present).
Scottsdale, AZ 85258
Born: 1936

TRUSTEES WHO ARE "INTERESTED
 PERSONS"
Thomas J. McInerney(4)            170        Director, Hemisphere Inc. (May
7337 E. Doubletree Ranch Rd.                 2003 - Present); Equitable
Scottsdale, AZ 85258                         Life Insurance Co., Golden
Born: 1956                                   American Life Insurance Co.,
                                             Life Insurance Company of
                                             Georgia, Midwestern United
                                             Life Insurance Co., ReliaStar
                                             Life Insurance Co., Security
                                             Life of Denver, Security
                                             Connecticut Life Insurance
                                             Co., Southland Life Insurance
                                             Co., USG Annuity and Life
                                             Company, and United Life and
                                             Annuity Insurance Co. Inc
                                             (March 2001 - Present);
                                             Director, Ameribest Life
                                             Insurance Co., (March 2001 to
                                             January 2003); Director, First
                                             Columbine Life Insurance Co.
                                             (March 2001 to December 2002);
                                             Member of the Board, National
                                             Commission on Retirement
                                             Policy, Governor's Council on
                                             Economic Competitiveness and
                                             Technology of Connecticut,
                                             Connecticut Business and
                                             Industry Association,
                                             Bushnell; Connecticut Forum;
                                             Metro Hartford Chamber of
                                             Commerce; and is Chairman,
                                             Concerned Citizens for
                                             Effective Government.

--------------------------------------------------------------------------------

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
TRUSTEES WHO ARE "INTERESTED
 PERSONS"
John G. Turner(5)                 Trustee          February 2002 -   Chairman, Hillcrest Capital Partners
7337 E. Doubletree Ranch Rd.                       Present           (May 2002 - Present); President, Turner
Scottsdale, AZ 85258                                                 Investment Company (January 2002 -
Born: 1939                                                           Present). Mr. Turner was formerly Vice
                                                                     Chairman of ING Americas (2000 - 2002);
                                                                     Chairman and Chief Executive Officer of
                                                                     ReliaStar Financial Corp. and ReliaStar
                                                                     Life Insurance Company (1993 - 2000);
                                                                     Chairman of ReliaStar Life Insurance
                                                                     Company of New York (1995 - 2001);
                                                                     Chairman of Northern Life Insurance
                                                                     Company (1992 - 2001); Chairman and
                                                                     Trustee of the Northstar affiliated
                                                                     investment companies (1993 - 2001) and
                                                                     Director, Northstar Investment
                                                                     Management Corporation and its
                                                                     affiliates (1993 - 1999).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
TRUSTEES WHO ARE "INTERESTED
 PERSONS"
John G. Turner(5)                 116        Hormel Foods Corporation
7337 E. Doubletree Ranch Rd.                 (March 2000 - Present); Shopko
Scottsdale, AZ 85258                         Stores, Inc. (August 1999 -
Born: 1939                                   Present); and M.A. Mortenson
                                             Company (March 2002 -
                                             Present).

------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Valuation Committee member.

(3) Audit Committee member.

(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.

(5) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                            TERM OF OFFICE
                                    POSITION(S) HELD         AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE TRUST         TIME SERVED(1)              DURING THE PAST FIVE YEARS
---------------------               ----------------        --------------              --------------------------
OFFICERS:

James M. Hennessy                  President and Chief      March 2003 -         President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.       Executive Officer        Present              ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258                                                             Services, LLC, ING Advisors, Inc., ING
Born: 1949                         Vice President                                Investments, LLC, Lexington Funds
                                                            January 2003 -       Distributor, Inc., Express America T.C.
                                                            March 2003           Inc. and EAMC Liquidation Corp. (since
                                                                                 December 2001); Executive Vice President
                                                                                 and Chief Operating Officer of ING Funds
                                                                                 Distributor, LLC (since June 2000).
                                                                                 Formerly, Executive Vice President and
                                                                                 Chief Operating Officer of ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001 to September 2002); Senior
                                                                                 Executive Vice President (June 2000 to
                                                                                 December 2000) and Secretary (April 1995
                                                                                 to December 2000) of ING Capital
                                                                                 Corporation, LLC, ING Funds Services,
                                                                                 LLC, ING Investments, LLC, ING Advisors,
                                                                                 Inc., Express America T.C. Inc., and
                                                                                 EAMC Liquidation Corp.; and Executive
                                                                                 Vice President, ING Capital Corporation,
                                                                                 LLC and its affiliates (May 1998 to June
                                                                                 2000) and Senior Vice President, ING
                                                                                 Capital Corporation, LLC and its
                                                                                 affiliates (April 1995 to April 1998).

Stanley D. Vyner                   Executive Vice           August 2003 -        Executive Vice President, ING Advisors,
7337 E. Doubletree Ranch Rd.       President                Present              Inc. and ING Investments, LLC (July 2000
Scottsdale, AZ 85258                                                             - Present) and Chief Investment Officer
Born: 1950                                                                       of the International Portfolios, ING
                                                                                 Investments, LLC (July 1996 - Present).
                                                                                 Formerly, President and Chief Executive
                                                                                 Officer, ING Investments, LLC (August
                                                                                 1996 - August 2002).

Michael J. Roland                  Executive Vice           March 2003 -         Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.       President and            Present              Financial Officer and Treasurer of ING
Scottsdale, AZ 85258               Chief Financial                               Funds Services, LLC, ING Funds
Born: 1958                         Officer                                       Distributor, LLC, ING Advisors, Inc.,
                                                                                 ING Investments, LLC (December 2001 to
                                   Assistant Secretary      January 2003 -       present), Lexington Funds Distributor,
                                   and Vice President       March 2003           Inc., Express America T.C. Inc. and EAMC
                                                                                 Liquidation Corp. (since December 2001).
                                                                                 Formerly, Executive Vice President,
                                                                                 Chief Financial Officer and Treasurer of
                                                                                 ING Quantitative Management, Inc.
                                                                                 (December 2001 to October 2002); Senior
                                                                                 Vice President, ING Funds Services, LLC,
                                                                                 ING Investments, LLC, and ING Funds
                                                                                 Distributor, LLC (June 1998 to December
                                                                                 2001) and Chief Financial Officer of
                                                                                 Endeavor Group (April 1997 to June
                                                                                 1998).

Robert S. Naka                     Senior Vice              January 2003 -       Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President                Present              Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258                                                             ING Funds Distributor, LLC, ING
Born: 1963                                                                       Advisors, Inc., ING Investments, LLC
                                                                                 (October 2001 to present) and Lexington
                                                                                 Funds Distributor, Inc. (since December
                                                                                 2001). Formerly, Senior Vice President
                                                                                 and Assistant Secretary for ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001 to October 2002); Vice President,
                                                                                 ING Investments, LLC (April 1997 to
                                                                                 October 1999), ING Funds Services, LLC
                                                                                 (February 1997 to August 1999) and
                                                                                 Assistant Vice President, ING Funds
                                                                                 Services, LLC (August 1995 to February
                                                                                 1997).

Kimberly A. Anderson               Senior Vice              November 2003 -      Vice President and Assistant Secretary
7337 E. Doubletree Ranch Rd.       President                Present              of ING Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                                             Distributor, LLC, ING Advisors, Inc.,
Born: 1964                         Vice President           January 2003 -       ING Investments, LLC (since October
                                                            November 2003        2001) and Lexington Funds Distributor,
                                                                                 Inc. (since December 2001). Formerly,
                                   Secretary                January 2003 -       Vice President for ING Quantitative
                                                            August 2003          Management, Inc. (October 2001 to
                                                                                 October 2002); Assistant Vice President
                                                                                 of ING Funds Services, LLC (November
                                                                                 1999 to January 2001) and has held
                                                                                 various other positions with ING Funds
                                                                                 Services, LLC for more than the last
                                                                                 five years.

Robyn L. Ichilov                   Vice President           January 2003 -       Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.                                Present              LLC (since October 2001) and ING
Scottsdale, AZ 85258               Treasurer                March 2003 -         Investments, LLC (since August 1997);
Born: 1967                                                  Present              Accounting Manager, ING Investments, LLC
                                                                                 (since November 1995).

J. David Greenwald                 Vice President           August 2003 -        Vice President of Mutual Fund Compliance
7337 E. Doubletree Ranch Rd.                                Present              of ING Funds Services, LLC (May 2003 -
Scottsdale, AZ 85258                                                             Present). Formerly Assistant Treasurer
Born: 1957                                                                       and Director of Mutual Fund Compliance
                                                                                 and Operations of American Skandia, A
                                                                                 Prudential Financial Company (October
                                                                                 1996 - May 2003).

--------------------------------------------------------------------------------

                                                            TERM OF OFFICE
                                    POSITION(S) HELD         AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE TRUST         TIME SERVED(1)              DURING THE PAST FIVE YEARS
---------------------               ----------------        --------------              --------------------------
OFFICERS:
Lauren D. Bensinger                Vice President           February 2003 -      Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                Present              Officer, ING Funds Distributor, LLC.
Scottsdale, AZ 85258                                                             (July 1995 to Present); Vice President
Born: 1954                                                                       (February 1996 to Present) and Chief
                                                                                 Compliance Officer (October 2001 to
                                                                                 Present) ING Investments, LLC; Vice
                                                                                 President and Chief Compliance Officer,
                                                                                 ING Advisors, Inc. (July 2000 to
                                                                                 Present), Formerly Vice President and
                                                                                 Chief Compliance Officer ING
                                                                                 Quantitative Management, Inc. (July 2000
                                                                                 to September 2002), and Vice President,
                                                                                 ING Fund Services, LLC (July 1995 to
                                                                                 Present).

Todd Modic                         Vice President           August 2003 -        Vice President of Financial
7337 E. Doubletree Ranch Rd.                                Present              Reporting-Fund Accounting of ING Funds
Scottsdale, AZ 85258                                                             Services, LLC (September 2002 to
Born: 1967                         Assistant Vice           January 2003 -       present). Formerly, Director of
                                   President                August 2003          Financial Reporting of ING Investments,
                                                                                 LLC (March 2001 to September 2002),
                                                                                 Director of Financial Reporting, Axient
                                                                                 Communications, Inc. (May 2000 to
                                                                                 January 2001) and Director of Finance,
                                                                                 Rural/Metro Corporation (March 1995 to
                                                                                 May 2000).

Mary Bea Wilkinson                 Vice President           March 2003 -         Senior Vice President, ING Outside Funds
7337 E. Doubletree Ranch Rd.                                Present              Group (2000 - Present); Senior Vice
Scottsdale, AZ 85258                                                             President and Chief Financial Officer,
Born: 1956                         President                November 2001 -      First Golden American Life Insurance
                                                            March 2003           Company of New York (1997 - Present);
                                                                                 President, Directed Services, Inc. (1993
                                   Treasurer                June 1999 -          - 1997).
                                                            November 2001

Huey P. Falgout, Jr.               Secretary                August 2003 -        Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                Present              Services (August 2003 - Present);
Scottsdale, AZ 85258                                                             Counsel, ING U.S. Financial Services
Born: 1963                                                                       (November 2002 - August 2003). Formerly,
                                                                                 Associate General Counsel of AIG
                                                                                 American General (January 1999 -
                                                                                 November 2002) and Associate General
                                                                                 Counsel of Van Kampen, Inc. (April 1992
                                                                                 - January 1999).

Susan P. Kinens                    Assistant Vice           January 2003 -       Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and            Present              Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258               Assistant Secretary                           (December 2002 - Present); and has held
Born: 1976                                                                       various other positions with ING Funds
                                                                                 Services, LLC for the last five years.

Maria M. Anderson                  Assistant Vice           January 2003 -       Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.       President                Present              Services, LLC (since October 2001).
Scottsdale, AZ 85258                                                             Formerly, Manager of Fund Accounting and
Born: 1958                                                                       Fund Compliance, ING Investments, LLC
                                                                                 (September 1999 to November 2001);
                                                                                 Section Manager of Fund Accounting,
                                                                                 Stein Roe Mutual Funds (July 1998 to
                                                                                 August 1999); and Financial Reporting
                                                                                 Analyst, Stein Roe Mutual Funds (August
                                                                                 1997 to July 1998).

Theresa Kelety                     Assistant Secretary      August 2003 -        Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                Present              (April 2003 - Present). Formerly, Senior
Scottsdale, AZ 85258                                                             Associate with Shearman & Sterling
Born: 1963                                                                       (February 2000 - April 2003) and
                                                                                 Associate with Sutherland Asbill &
                                                                                 Brennan (1996 - February 2000).

------------------

(1) The officers hold office until the next meeting of the Trustees and until their successors have been elected and qualified.

      INVESTMENT MANAGER AND DISTRIBUTOR

      Directed Services, Inc.
      1475 Dunwoody Drive
      West Chester, PA 19380

      CUSTODIAN

      Bank of New York
      100 Colonial Center Parkway, Suite 300
      Lake Mary, FL 32746

      LEGAL COUNSEL

      Dechert LLP
      1775 I Street, N.W.
      Washington, D.C. 20006

      INDEPENDENT AUDITORS

      KPMG LLP
      99 High Street
      Boston, MA 02110

      A prospectus containing more complete information regarding the Portfolios, including charges and expenses, may be obtained by calling ING Investors Trust's Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money. The Portfolios' proxy voting record will be available without charge on or about August 31, 2004 on the Portfolios' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

                                                     ---------------------------
                                                              PRESORTED
         Customer Service Center                               STANDARD
         P.O. Box 9271                                       U.S. POSTAGE
         Des Moines, IA 50306-9271                               PAID
                                                              BOSTON MA
                                                           PERMIT NO. 57842
                                                     ---------------------------

[ING FUNDS LOGO]

ANNUAL REPORT


[PHOTO OF COMPASS]

December 31, 2003



ING INVESTORS TRUST

ING American Growth Portfolio
ING American International Portfolio
ING American Growth-Income Portfolio

                                                                [ING FUNDS LOGO]

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

President's Letter.....................................    1
Portfolio Managers' Reports............................    2
Index Descriptions.....................................    5
Independent Auditor's Report...........................    6
Statements of Assets and Liabilities...................    7
Statements of Operations...............................    8
Statements of Changes in Net Assets....................    9
Financial Highlights...................................   10
Notes to Financial Statements..........................   11
Trustee and Officer Information........................   14

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO OF]
                               JAMES M. HENNESSY
Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism never the less.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the three Portfolios of ING Investors Trust included in this report and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also conducting an internal review of investment company share trading, as well as reviewing their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

Also, I want to clearly state that ING does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds. In fact, over the years, we have taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

We consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Investors Trust, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy
James M. Hennessy
President
ING Funds
February 16, 2004

                                             PORTFOLIO MANAGERS' REPORT
ING AMERICAN GROWTH PORTFOLIO
--------------------------------------------------------------------------------

The ING American Growth Portfolio (the "Portfolio") seeks to make your investment grow by investing all of its assets in the Class 2 Shares of the Growth Fund, a series of American Funds Insurance Series, a registered open-end investment company. Please refer to the Growth Fund commentary of the Annual Report of the American Funds Insurance Series on page 22.

For the period from September 2, 2003 (Portfolio inception) through December 31, 2003, the Portfolio returned 7.37%, compared to the S&P 500 Index, which returned 10.99%.
[LINE GRAPH]

                                                               ING AMERICAN GROWTH PORTFOLIO              S&P 500 INDEX
                                                               -----------------------------              -------------
9/2/03                                                                    10000.00                           10000.00
9/30/03                                                                    9570.00                            9894.00
10/31/03                                                                  10255.00                           10453.00
11/30/03                                                                  10373.00                           10545.00
12/31/03                                                                  10737.00                           11099.00

                                                CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003
                                              -------------------------------------------------------------------
                                                               SINCE INCEPTION OF THE PORTFOLIO
                                                                           09/02/03
                                                                           --------
ING American Growth Portfolio                                                7.37%
S&P 500 Index                                                               10.99%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Growth Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance of the index is shown from 09/01/03.

                                   ING AMERICAN INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

The ING American International Portfolio (the "Portfolio") seeks to make your investment grow over time by investing all of its assets in the Class 2 Shares of the International Fund, a series of American Funds Insurance Series, a registered open-end investment company. Please refer to the International Fund commentary of the Annual Report of the American Funds Insurance Series on page 23.

For the period from September 2, 2003 (Portfolio inception) through December 31, 2003, the Portfolio returned 14.86%, compared to the MSCI EAFE Index, which returned 20.74%.
[LINE GRAPH]

                                                              ING American International Portfolio
9/2/03                                                                                    10000.00
9/30/03                                                                                   10034.00
10/31/03                                                                                  10679.00
11/30/03                                                                                  10823.00
12/31/03                                                                                  11486.00

                                                                      MSCI EAFE Index
9/2/03                                                                       10000.00
9/30/03                                                                      10310.00
10/31/03                                                                     10954.00
11/30/03                                                                     11199.00
12/31/03                                                                     12074.00

                                                CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003
                                              -------------------------------------------------------------------
                                                               SINCE INCEPTION OF THE PORTFOLIO
                                                                           09/02/03
                                                                           --------
ING American International Portfolio                                        14.86%
MSCI EAFE Index                                                             20.74%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American International Portfolio against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance of the index is shown from 09/01/03.

                                             PORTFOLIO MANAGERS' REPORT
ING AMERICAN GROWTH-INCOME PORTFOLIO
--------------------------------------------------------------------------------

The ING American Growth-Income Portfolio (the "Portfolio") seeks to make your investment grow and to provide you with income over time by investing all of its assets in the Class 2 Shares of the Growth-Income Fund, a series of American Funds Insurance Series, a registered open-end investment company. Please refer to the Growth-Income commentary of the Annual Report of the American Funds Insurance Series on page 24.

For the period from September 2, 2003 (Portfolio inception) through December 31, 2003, the Portfolio returned 9.21%, compared to the S&P 500 Index, which returned 10.99%.
[LINE GRAPH]

                                                                 ING AMERICAN GROWTH-INCOME
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 --------------------------               -------------
9/2/03                                                                    10000.00                           10000.00
9/30/03                                                                    9741.00                            9894.00
10/31/03                                                                  10266.00                           10453.00
11/30/03                                                                  10428.00                           10545.00
12/31/03                                                                  10921.00                           11099.00

                                                CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2003
                                              -------------------------------------------------------------------
                                                               SINCE INCEPTION OF THE PORTFOLIO
                                                                           09/02/03
                                                                           --------
ING American Growth-Income Portfolio                                         9.21%
S&P 500 Index                                                               10.99%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Growth-Income Portfolio against the S&P 500 Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURNS DO NOT INCLUDE CHARGES IMPOSED BY THE INSURANCE COMPANY SEPARATE ACCOUNT. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance of the index is shown from 09/01/03.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX consists of more than 1,000 securities taken from the largest market capitalization companies based in Europe, Australia and Asia (Australasia), and the Far East.

The STANDARD AND POOR'S ("S&P") 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
ING Investors Trust

We have audited the accompanying statements of assets and liabilities of ING American Growth Portfolio, ING American International Portfolio, and ING American Growth-Income Portfolio, each a series of ING Investors Trust, as of December 31, 2003, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period September 2, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING American Growth Portfolio, ING American International Portfolio, and ING American Growth-Income Portfolio as of December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the period September 2, 2003 to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

                                       [KPMG LLP]

Boston, Massachusetts
February 27, 2004

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003
--------------------------------------------------------------------------------
(Amounts in thousands, except per share amounts)

                                                              ING AMERICAN      ING AMERICAN       ING AMERICAN
                                                                 GROWTH         INTERNATIONAL      GROWTH-INCOME
                                                               PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                               ---------          ---------          ---------
ASSETS:
Investments in American Funds (1) at value*                     $130,376           $44,825            $98,025
Receivables:
  Fund shares sold                                                     3                --                 --
Other assets                                                           5                 5                  5
                                                                --------           -------            -------
  Total assets                                                   130,384            44,830             98,030
                                                                --------           -------            -------
LIABILITIES:
Accrued distribution fees                                             45                15                 34
Accrued trustees' fees                                                 1                --                  1
Other liabilities and accrued expenses                                 5                 1                  3
                                                                --------           -------            -------
  Total liabilities                                                   51                16                 38
                                                                --------           -------            -------
NET ASSETS                                                      $130,333           $44,814            $97,992
                                                                ========           =======            =======
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                  124,033            42,112             92,426
Undistributed net investment income                                   63               404                620
Accumulated net realized gain on investments                           2                 4                  1
Net unrealized appreciation of investments                         6,235             2,294              4,945
                                                                --------           -------            -------
NET ASSETS                                                      $130,333           $44,814            $97,992
                                                                ========           =======            =======
------------------
* Cost of investments in securities                             $124,141           $42,531            $93,080
Net assets                                                      $130,333           $44,814            $97,992
Shares authorized                                              unlimited         unlimited          unlimited
Par value                                                       $   0.01           $  0.01            $  0.01
Shares outstanding                                                 2,866             3,313              2,910
Net asset value and redemption price per share                  $  45.47           $ 13.53            $ 33.67

------------------
(1) The underlying funds for the ING American Growth, ING American International and ING American Growth-Income Portfolios are the Class 2 Shares of the American Growth, American International and American Growth-Income Funds, respectively.

                 See Accompanying Notes to Financial Statements

        STATEMENTS OF OPERATIONS for the period ended December 31, 2003
--------------------------------------------------------------------------------
(Amounts in thousands)

                                                                    ING                ING                ING
                                                                  AMERICAN          AMERICAN           AMERICAN
                                                                   GROWTH         INTERNATIONAL      GROWTH-INCOME
                                                                PORTFOLIO(1)      PORTFOLIO(1)       PORTFOLIO(1)
                                                                ------------      ------------       ------------
INVESTMENT INCOME:
  Dividends from underlying American Funds                         $  112            $  420             $  657
                                                                   ------            ------             ------
    Total investment income                                           112               420                657
                                                                   ------            ------             ------
EXPENSES:
  Distribution and service fees                                        88                27                 64
  Transfer agent fees                                                   1                --                  1
  Professional fees                                                     2                --                  2
  Custody                                                               2                 1                  1
  Trustees fees and expenses                                            1                --                  1
  Other operating expenses                                              1                 2                  1
                                                                   ------            ------             ------
    Total expenses                                                     95                30                 70
                                                                   ------            ------             ------
  Net investment income                                                17               390                587
                                                                   ------            ------             ------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                      2                 4                  1
  Net change in unrealized appreciation of investments              6,235             2,294              4,945
                                                                   ------            ------             ------
    Net realized and unrealized gain on investments                 6,237             2,298              4,946
                                                                   ------            ------             ------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $6,254            $2,688             $5,533
                                                                   ======            ======             ======
------------------
(1) Portfolio commenced operations September 2, 2003.

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(Amounts in thousands)

                                                              ING AMERICAN   ING AMERICAN    ING AMERICAN
                                                                 GROWTH      INTERNATIONAL   GROWTH-INCOME
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                              ------------   -------------   -------------
                                                                 PERIOD         PERIOD          PERIOD
                                                                 ENDED           ENDED           ENDED
                                                              DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                                                2003(1)         2003(1)         2003(1)
                                                                -------         -------         -------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                           $     17        $   390         $   587
Net realized gain on investments                                       2              4               1
Net change in unrealized appreciation of investments               6,235          2,294           4,945
                                                                --------        -------         -------
Net increase in net assets resulting from operations               6,254          2,688           5,533
                                                                --------        -------         -------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 124,079         42,645          92,459
Cost of shares redeemed                                               --           (519)             --
                                                                --------        -------         -------
Net increase in net assets resulting from capital share
  transactions                                                   124,079         42,126          92,459
                                                                --------        -------         -------
Net increase in net assets                                       130,333         44,814          97,992
                                                                --------        -------         -------
NET ASSETS:
Beginning of period                                                   --             --              --
                                                                --------        -------         -------
End of period                                                   $130,333        $44,814         $97,992
                                                                ========        =======         =======
Undistributed net investment income at end of period            $     63        $   404         $   620
                                                                ========        =======         =======

------------------
(1) Portfolio commenced operations September 2, 2003.

                 See Accompanying Notes to Financial Statements

                                                   FINANCIAL HIGHLIGHTS
ING AMERICAN PORTFOLIOS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  ING AMERICAN      ING AMERICAN       ING AMERICAN
                                                                     GROWTH         INTERNATIONAL      GROWTH-INCOME
                                                                   PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                  ------------      -------------      -------------
                                                                  SEPTEMBER 2,      SEPTEMBER 2,       SEPTEMBER 2,
                                                                   2003(1) TO        2003(1) TO         2003(1) TO
                                                                  DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                                      2003              2003               2003
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                           $     42.35              11.78             30.83
 Income from investment operations:
 Net investment income                                          $      0.01               0.12              0.20
 Net realized and unrealized gain on investments                $      3.11               1.63              2.64
 Total from investment operations                               $      3.12               1.75              2.84
 Net asset value, end of period                                 $     45.47              13.53             33.67
 TOTAL RETURN(2):                                               %      7.37              14.86              9.21
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                              $   130,333             44,814            97,992
 Ratios to average net assets:
 Expenses(3)(5)                                                 %      0.53               0.53              0.53
 Net investment income (loss)(3)                                %      0.09               6.96              4.41
Portfolio turnover rate                                         %         0(4)               2                 0(4)
--------------------------------------------------------------------------------------------------------------------

(1)Commencement of operations of the Portfolio.
(2)Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(3)Annualized for periods less than one year.
(4)Amount is less than 1%.
(5)Expense ratios do not include expenses of underlying funds.

                 See Accompanying Notes to Financial Statements

             NOTES TO FINANCIAL STATEMENTS as of December 31, 2003
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. The ING Investors Trust (the "Trust", formerly the GCG Trust) is registered under the Investment Company Act of 1940 (the "Act) as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1998 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 2003 the Trust had thirty-eight operational portfolios. The three portfolios included in this report are: ING American Growth Portfolio ("Growth"), ING American International Portfolio ("International") and ING American Growth-Income Portfolio ("Growth-Income") (collectively, the "Portfolios"). Each Portfolio is a diversified series of the Trust.

Each Portfolio currently seeks to achieve its investment objective by investing all its investable assets in a separate portfolio (each a "Fund") of American Funds Insurance Series, a registered open-end management investment company that has the same investment objective and substantially similar policies as the Portfolio. Each Fund directly acquires securities and a Portfolio investing in the Fund acquires an indirect interest in those securities.

With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep N.V. ("ING"), Equitable Life Insurance Company of Iowa, and indirect wholly owned subsidiary of ING, Security Life of Denver, an indirect wholly owned subsidiary of ING, Southland Life Insurance Company, and indirect wholly owned subsidiary of ING, ReliaStar Life Insurance Company, an indirect wholly owned subsidiary of ING, United Life Annuities, a indirect wholly owned subsidiary of Golden American and ReliaStar Life Insurance Company of New York, a indirect wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company, not an affiliate of ING.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation. Investments in open-end mutual companies are valued at their net asset value each business day.

B.    Security Transactions and Revenue Recognition.
      Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Net investment income, if any, will be declared and paid annually. Each portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

D. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gains distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

      The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E. Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in

             NOTES TO FINANCIAL STATEMENTS as of December 31, 2003
--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.
F. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the agreement at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

NOTE 3 -- INVESTMENTS IN UNDERLYING FUNDS

For the period ended December 31, 2003, the cost of purchases and the proceeds from the sales of the underlying American Funds, were as follows (in thousands):

                                            PURCHASES      SALES
                                            ---------      -----
Growth                                      $124,188       $ 49
International                                 43,064        537
Growth-Income                                 93,116         37

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (the "Manager"), an indirect wholly owned subsidiary of ING, provides each of the Portfolios with advisory and administrative services under a Management Agreement (the "Agreement"). Under the terms of the Agreement, during periods when each Portfolio invests all or substantially all of its assets in another investment company, the Portfolio pays no management fee and no administration fee. During periods when the Portfolios invest directly in investment securities, each Portfolio pays the Manager a monthly administration fee of 0.10% of its average daily net assets and a monthly management fee based on the following annual rates of the average daily net assets of the Portfolios:

PORTFOLIO              FEE
---------              ---
Growth                 0.50% of the first $600 million; 0.45% of
                       the next $400 million; 0.42% of the next
                       $1 billion; 0.37% of the next $1 billion;
                       0.35% on the next $2 billion; 0.33% of
                       the next $3 billion; 0.315% of the next
                       $5 billion; and 0.30% of the amount in
                       excess of $13 billion
International          0.69% of the first $500 million; 0.59% on
                       the next $500 million; 0.53% on the next
                       $500 million; 0.50% on the next $1
                       billion; 0.48% on the next $1.5 billion;
                       0.47% on the next $2.5 billion; 0.46% on
                       the next $4 billion; and 0.45% of the
                       amount in excess of $10.5 billion
Growth-Income          0.50% of the first $600 million; 0.45% on
                       the next $900 million; 0.40% on the next
                       $1 billion; 0.32% on the next $1.5
                       billion; 0.285% on the next $2.5 billion;
                       0.256% on the next $4 billion; and 0.242%
                       of the amount in excess of $10.5 billion

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each of the Portfolios has entered into a Compensation Rule 12b-1 distribution agreement (the "Agreement") with Directed Services, Inc. ( "DSI", or the "Distributor"). The Agreement provides that each Portfolio shall pay a 12b-1 distribution fee, for distribution services including payments to DSI, at an annual rate not to exceed 0.50% of the average daily net assets. In addition, Class 2 shares of each of the underlying Growth Fund, International Fund and Growth-Income Fund pay 0.25% of average assets annually to American Funds Distributors, Inc. pursuant to a plan of distribution which fees are indirectly borne by the Portfolios.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The custodian for the Trust is The Bank of New York. The custodian is paid by the Manager and not the Trust.

Each Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds in which each Portfolio invests. Investors also bear

             NOTES TO FINANCIAL STATEMENTS as of December 31, 2003
--------------------------------------------------------------------------------

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (CONTINUED) their proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

NOTE 7 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows (in thousands):

                                                   PERIOD ENDED
                                                   DECEMBER 31,
                                                       2003
                                                   ------------
GROWTH (NUMBER OF SHARES)
Shares sold                                               2,866
Shares redeemed                                              --
                                                   ------------
Net increase in shares outstanding                        2,866
                                                   ============
GROWTH ($)
Shares sold                                        $    124,079
Shares redeemed                                              --
                                                   ------------
Net increase                                       $    124,079
                                                   ============

                                                   PERIOD ENDED
                                                   DECEMBER 31,
                                                       2003
                                                   ------------
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                               3,356
Shares redeemed                                             (43)
                                                   ------------
Net increase in shares outstanding                        3,313
                                                   ============
INTERNATIONAL ($)
Shares sold                                        $     42,645
Shares redeemed                                            (519)
                                                   ------------
Net increase                                       $     42,126
                                                   ============

                                                   PERIOD ENDED
                                                   DECEMBER 31,
                                                       2003
                                                   ------------
GROWTH-INCOME (NUMBER OF SHARES)
Shares sold                                               2,910
Shares redeemed                                              --
                                                   ------------
Net increase in shares outstanding                        2,910
                                                   ============
GROWTH-INCOME ($)
Shares sold                                        $     92,459
Shares redeemed                                              --
                                                   ------------
Net increase                                       $     92,459
                                                   ============

NOTE 8 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These "book/tax" differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following amounts are permanent tax differences which have been reclassified as of December 31, 2003 (in thousands):

                                      UNDISTRIBUTED
                                           NET        ACCUMULATED
                                       INVESTMENT     NET REALIZED
                           PAID-IN      INCOME ON        GAINS
                           CAPITAL     INVESTMENTS      (LOSSES)
                           --------   -------------   ------------
Growth                     $    (46)     $    46           $--
International                   (14)          14           --
Growth-Income                   (33)          33           --

The tax-basis components of distributable earnings as of December 31, 2003 are as follows (in thousands):

                                      UNDISTRIBUTED    UNREALIZED
                                        ORDINARY      APPRECIATION/
                                         INCOME       DEPRECIATION
                                      -------------   -------------
Growth                                   $    65       $    6,235
International                                409            2,294
Growth-Income                                622            4,945

NOTE 9 -- OTHER INFORMATION

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also conducting and internal review of investment company share trading as well as reviewing their policies and procedures in this area. ING will reimburse any ING Portfolio affected by improper late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------
The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)                Trustee          February 2002 -   Mr. Doherty is President and Partner,
7337 E. Doubletree Ranch Rd.                       Present           Doherty, Wallace, Pillsbury and Murphy,
Scottsdale, AZ 85258                                                 P.C., Attorneys (1996 - Present); and
Born: 1934                                                           Trustee of each of the funds managed by
                                                                     Northstar Investment Management
                                                                     Corporation (1993 - 1999).

J. Michael Earley(3)              Trustee          1997 - Present    President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.                                         Bankers Trust Company, N.A. (1992 -
Scottsdale, AZ 85258                                                 Present).
Born: 1945

R. Barbara Gitenstein(2)          Trustee          1997 - Present    President, College of New Jersey (1999 -
7337 E. Doubletree Ranch Rd.                                         Present).
Scottsdale, AZ 85258
Born: 1948

Walter H. May(2)                  Trustee          February 2002 -   Retired. Formerly, Managing Director and
7337 E. Doubletree Ranch Rd.                       Present           Director of Marketing, Piper Jaffray,
Scottsdale, AZ 85258                                                 Inc.; Trustee of each of the funds
Born: 1936                                                           managed by Northstar Investment
                                                                     Management Corporation (1996 - 1999).

Jock Patton(2)                    Trustee          February 2002 -   Private Investor (June 1997 - Present).
7337 E. Doubletree Ranch Rd.                       Present           Formerly Director and Chief Executive
Scottsdale, AZ 85258                                                 Officer, Rainbow Multimedia Group, Inc.
Born: 1945                                                           (January 1999 - December 2001).

David W.C. Putnam(3)              Trustee          February 2002 -   President and Director, F.L. Putnam
7337 E. Doubletree Ranch Rd.                       Present           Securities Company, Inc. and its
Scottsdale, AZ 85258                                                 affiliates; President, Secretary and
Born: 1939                                                           Trustee, The Principled Equity Market
                                                                     Fund. Formerly, Trustee, Trust Realty
                                                                     Trust (December Corp.; Anchor Investment
                                                                     Trust; Bow 2000 - Present); Ridge Mining
                                                                     Company and each of the F.L. Putnam
                                                                     funds managed by Northstar Investment
                                                                     Foundation Management Corporation (1994
                                                                     - 1999).

Blaine E. Rieke(3)                Trustee          February 2002 -   General Partner, Huntington Partners
7337 E. Doubletree Ranch Rd.                       Present           (January 1997 - Present). Chairman of
Scottsdale, AZ 85258                                                 the Board and Trustee of each of the
Born: 1933                                                           funds managed by ING Investment
                                                                     Management Co. LLC (November 1998 -
                                                                     February 2001).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
INDEPENDENT TRUSTEES
Paul S. Doherty(2)                116
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1934
J. Michael Earley(3)              116
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1945
R. Barbara Gitenstein(2)          116
7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258
Born: 1948
Walter H. May(2)                  116        Best Prep Charity (1991 -
7337 E. Doubletree Ranch Rd.                 Present).
Scottsdale, AZ 85258
Born: 1936
Jock Patton(2)                    116        Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.                 (January 1999 - Present); JDA
Scottsdale, AZ 85258                         Software Group, Inc. (January
Born: 1945                                   1999 - Present); Buick of
                                             Scottsdale, Inc.; National
                                             Airlines, Inc.
David W.C. Putnam(3)              116        Anchor International Bond
7337 E. Doubletree Ranch Rd.                 (December 2000 - Present);
Scottsdale, AZ 85258                         Progressive Capital
Born: 1939                                   Accumulation Trust (August
                                             1998 - Present); Principled
                                             Equity Market Fund (November
                                             1996 - Present), Mercy
                                             Endowment Foundation (1995 -
                                             Present); Director, F.L.
                                             Putnam Investment Management
                                             Company (December 2001 -
                                             Present); Asian American Bank
                                             and Trust Company (June 1992 -
                                             Present); and Notre Dame
                                             Health Care Center (1991 -
                                             Present) F.L. Putnam
                                             Securities Company, Inc. (June
                                             1978 - Present); and an
                                             Honorary Trustee, Mercy
                                             Hospital (1973 - Present).
Blaine E. Rieke(3)                116        Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                 (January 1998 - Present).
Scottsdale, AZ 85258
Born: 1933

--------------------------------------------------------------------------------

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
INDEPENDENT TRUSTEES
Roger B. Vincent(3)               Trustee          1994 - Present    President, Springwell Corporation (1989
7337 E. Doubletree Ranch Rd.                                         - Present). Formerly, Director Tatham
Scottsdale, AZ 85258                                                 Offshore, Inc. (1996 - 2000).
Born: 1945

Richard A. Wedemeyer(2)           Trustee          February 2002 -   Retired. Mr. Wedemeyer was formerly Vice
7337 E. Doubletree Ranch Rd.                       Present           President -- Finance and Administration,
Scottsdale, AZ 85258                                                 Channel Corporation (June 1996 - April
Born: 1936                                                           2002). Formerly Trustee, First Choice
                                                                     Funds (1997 - 2001); and of each of the
                                                                     funds managed by ING Investment
                                                                     Management Co. LLC (1998 - 2001).
TRUSTEES WHO ARE "INTERESTED
 PERSONS"

Thomas J. McInerney(4)            Trustee          February 2002 -   Chief Executive Officer, ING U.S.
7337 E. Doubletree Ranch Rd.                       Present           Financial Services (September 2001 -
Scottsdale, AZ 85258                                                 Present); General Manager and Chief
Born: 1956                                                           Executive Officer, ING U.S. Worksite
                                                                     Financial Services (December 2000 -
                                                                     Present); Member ING Americas Executive
                                                                     Committee (2001 - Present); President,
                                                                     Chief Executive Officer and Director of
                                                                     Northern Life Insurance Company (March
                                                                     2001 - October 2002), ING Aeltus Holding
                                                                     Company, Inc. (2000 - Present), ING
                                                                     Retail Holding Company (1998 - Present),
                                                                     ING Life Insurance and Annuity Company
                                                                     (September 1997 - November 2002) and ING
                                                                     Retirement Holdings, Inc. (1997 -
                                                                     Present). Formerly, General Manager and
                                                                     Chief Executive Officer, ING Worksite
                                                                     Division (December 2000 - October 2001),
                                                                     President ING-SCI, Inc. (August 1997 -
                                                                     December 2000); President, Aetna
                                                                     Financial Services (August 1997 -
                                                                     December 2000).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
INDEPENDENT TRUSTEES
Roger B. Vincent(3)               116        Director, AmeriGas Propane,
7337 E. Doubletree Ranch Rd.                 Inc. (1998 - Present).
Scottsdale, AZ 85258
Born: 1945
Richard A. Wedemeyer(2)           116        Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                 (1997 - Present).
Scottsdale, AZ 85258
Born: 1936

TRUSTEES WHO ARE "INTERESTED
 PERSONS"
Thomas J. McInerney(4)            170        Director, Hemisphere Inc. (May
7337 E. Doubletree Ranch Rd.                 2003 - Present); Equitable
Scottsdale, AZ 85258                         Life Insurance Co., Golden
Born: 1956                                   American Life Insurance Co.,
                                             Life Insurance Company of
                                             Georgia, Midwestern United
                                             Life Insurance Co., ReliaStar
                                             Life Insurance Co., Security
                                             Life of Denver, Security
                                             Connecticut Life Insurance
                                             Co., Southland Life Insurance
                                             Co., USG Annuity and Life
                                             Company, and United Life and
                                             Annuity Insurance Co. Inc
                                             (March 2001 - Present);
                                             Director, Ameribest Life
                                             Insurance Co., (March 2001 to
                                             January 2003); Director, First
                                             Columbine Life Insurance Co.
                                             (March 2001 to December 2002);
                                             Member of the Board, National
                                             Commission on Retirement
                                             Policy, Governor's Council on
                                             Economic Competitiveness and
                                             Technology of Connecticut,
                                             Connecticut Business and
                                             Industry Association,
                                             Bushnell; Connecticut Forum;
                                             Metro Hartford Chamber of
                                             Commerce; and is Chairman,
                                             Concerned Citizens for
                                             Effective Government.

--------------------------------------------------------------------------------

                                                   TERM OF OFFICE
                                POSITION(S) HELD    AND LENGTH OF            PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE              WITH TRUST      TIME SERVED(1)           DURING THE PAST FIVE YEARS
---------------------           ----------------   --------------           --------------------------
TRUSTEES WHO ARE "INTERESTED
 PERSONS"
John G. Turner(5)                 Trustee          February 2002 -   Chairman, Hillcrest Capital Partners
7337 E. Doubletree Ranch Rd.                       Present           (May 2002 - Present); President, Turner
Scottsdale, AZ 85258                                                 Investment Company (January 2002 -
Born: 1939                                                           Present). Mr. Turner was formerly Vice
                                                                     Chairman of ING Americas (2000 - 2002);
                                                                     Chairman and Chief Executive Officer of
                                                                     ReliaStar Financial Corp. and ReliaStar
                                                                     Life Insurance Company (1993 - 2000);
                                                                     Chairman of ReliaStar Life Insurance
                                                                     Company of New York (1995 - 2001);
                                                                     Chairman of Northern Life Insurance
                                                                     Company (1992 - 2001); Chairman and
                                                                     Trustee of the Northstar affiliated
                                                                     investment companies (1993 - 2001) and
                                                                     Director, Northstar Investment
                                                                     Management Corporation and its
                                                                     affiliates (1993 - 1999).

                                NUMBER OF
                               PORTFOLIOS
                                 IN FUND
                                 COMPLEX
                               OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE            TRUSTEE            HELD BY TRUSTEE
---------------------          -----------        -------------------
TRUSTEES WHO ARE "INTERESTED
 PERSONS"
John G. Turner(5)                 116        Hormel Foods Corporation
7337 E. Doubletree Ranch Rd.                 (March 2000 - Present); Shopko
Scottsdale, AZ 85258                         Stores, Inc. (August 1999 -
Born: 1939                                   Present); and M.A. Mortenson
                                             Company (March 2002 -
                                             Present).

------------------

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.

(2) Valuation Committee member.

(3) Audit Committee member.

(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.

(5) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                            TERM OF OFFICE
                                    POSITION(S) HELD         AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE TRUST         TIME SERVED(1)              DURING THE PAST FIVE YEARS
---------------------               ----------------        --------------              --------------------------
OFFICERS:

James M. Hennessy                  President and Chief      March 2003 -         President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.       Executive Officer        Present              ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258                                                             Services, LLC, ING Advisors, Inc., ING
Born: 1949                         Vice President                                Investments, LLC, Lexington Funds
                                                            January 2003 -       Distributor, Inc., Express America T.C.
                                                            March 2003           Inc. and EAMC Liquidation Corp. (since
                                                                                 December 2001); Executive Vice President
                                                                                 and Chief Operating Officer of ING Funds
                                                                                 Distributor, LLC (since June 2000).
                                                                                 Formerly, Executive Vice President and
                                                                                 Chief Operating Officer of ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001 to September 2002); Senior
                                                                                 Executive Vice President (June 2000 to
                                                                                 December 2000) and Secretary (April 1995
                                                                                 to December 2000) of ING Capital
                                                                                 Corporation, LLC, ING Funds Services,
                                                                                 LLC, ING Investments, LLC, ING Advisors,
                                                                                 Inc., Express America T.C. Inc., and
                                                                                 EAMC Liquidation Corp.; and Executive
                                                                                 Vice President, ING Capital Corporation,
                                                                                 LLC and its affiliates (May 1998 to June
                                                                                 2000) and Senior Vice President, ING
                                                                                 Capital Corporation, LLC and its
                                                                                 affiliates (April 1995 to April 1998).

Stanley D. Vyner                   Executive Vice           August 2003 -        Executive Vice President, ING Advisors,
7337 E. Doubletree Ranch Rd.       President                Present              Inc. and ING Investments, LLC (July 2000
Scottsdale, AZ 85258                                                             - Present) and Chief Investment Officer
Born: 1950                                                                       of the International Portfolios, ING
                                                                                 Investments, LLC (July 1996 - Present).
                                                                                 Formerly, President and Chief Executive
                                                                                 Officer, ING Investments, LLC (August
                                                                                 1996 - August 2002).

Michael J. Roland                  Executive Vice           March 2003 -         Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.       President and            Present              Financial Officer and Treasurer of ING
Scottsdale, AZ 85258               Chief Financial                               Funds Services, LLC, ING Funds
Born: 1958                         Officer                                       Distributor, LLC, ING Advisors, Inc.,
                                                                                 ING Investments, LLC (December 2001 to
                                   Assistant Secretary      January 2003 -       present), Lexington Funds Distributor,
                                   and Vice President       March 2003           Inc., Express America T.C. Inc. and EAMC
                                                                                 Liquidation Corp. (since December 2001).
                                                                                 Formerly, Executive Vice President,
                                                                                 Chief Financial Officer and Treasurer of
                                                                                 ING Quantitative Management, Inc.
                                                                                 (December 2001 to October 2002); Senior
                                                                                 Vice President, ING Funds Services, LLC,
                                                                                 ING Investments, LLC, and ING Funds
                                                                                 Distributor, LLC (June 1998 to December
                                                                                 2001) and Chief Financial Officer of
                                                                                 Endeavor Group (April 1997 to June
                                                                                 1998).

Robert S. Naka                     Senior Vice              January 2003 -       Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President                Present              Secretary of ING Funds Services, LLC,
Scottsdale, AZ 85258                                                             ING Funds Distributor, LLC, ING
Born: 1963                                                                       Advisors, Inc., ING Investments, LLC
                                                                                 (October 2001 to present) and Lexington
                                                                                 Funds Distributor, Inc. (since December
                                                                                 2001). Formerly, Senior Vice President
                                                                                 and Assistant Secretary for ING
                                                                                 Quantitative Management, Inc. (October
                                                                                 2001 to October 2002); Vice President,
                                                                                 ING Investments, LLC (April 1997 to
                                                                                 October 1999), ING Funds Services, LLC
                                                                                 (February 1997 to August 1999) and
                                                                                 Assistant Vice President, ING Funds
                                                                                 Services, LLC (August 1995 to February
                                                                                 1997).

Kimberly A. Anderson               Senior Vice              November 2003 -      Vice President and Assistant Secretary
7337 E. Doubletree Ranch Rd.       President                Present              of ING Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                                             Distributor, LLC, ING Advisors, Inc.,
Born: 1964                         Vice President           January 2003 -       ING Investments, LLC (since October
                                                            November 2003        2001) and Lexington Funds Distributor,
                                                                                 Inc. (since December 2001). Formerly,
                                   Secretary                January 2003 -       Vice President for ING Quantitative
                                                            August 2003          Management, Inc. (October 2001 to
                                                                                 October 2002); Assistant Vice President
                                                                                 of ING Funds Services, LLC (November
                                                                                 1999 to January 2001) and has held
                                                                                 various other positions with ING Funds
                                                                                 Services, LLC for more than the last
                                                                                 five years.

Robyn L. Ichilov                   Vice President           January 2003 -       Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.                                Present              LLC (since October 2001) and ING
Scottsdale, AZ 85258               Treasurer                March 2003 -         Investments, LLC (since August 1997);
Born: 1967                                                  Present              Accounting Manager, ING Investments, LLC
                                                                                 (since November 1995).

J. David Greenwald                 Vice President           August 2003 -        Vice President of Mutual Fund Compliance
7337 E. Doubletree Ranch Rd.                                Present              of ING Funds Services, LLC (May 2003 -
Scottsdale, AZ 85258                                                             Present). Formerly Assistant Treasurer
Born: 1957                                                                       and Director of Mutual Fund Compliance
                                                                                 and Operations of American Skandia, A
                                                                                 Prudential Financial Company (October
                                                                                 1996 - May 2003).

--------------------------------------------------------------------------------

                                                            TERM OF OFFICE
                                    POSITION(S) HELD         AND LENGTH OF               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                WITH THE TRUST         TIME SERVED(1)              DURING THE PAST FIVE YEARS
---------------------               ----------------        --------------              --------------------------
OFFICERS:
Lauren D. Bensinger                Vice President           February 2003 -      Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                Present              Officer, ING Funds Distributor, LLC.
Scottsdale, AZ 85258                                                             (July 1995 to Present); Vice President
Born: 1954                                                                       (February 1996 to Present) and Chief
                                                                                 Compliance Officer (October 2001 to
                                                                                 Present) ING Investments, LLC; Vice
                                                                                 President and Chief Compliance Officer,
                                                                                 ING Advisors, Inc. (July 2000 to
                                                                                 Present), Formerly Vice President and
                                                                                 Chief Compliance Officer ING
                                                                                 Quantitative Management, Inc. (July 2000
                                                                                 to September 2002), and Vice President,
                                                                                 ING Fund Services, LLC (July 1995 to
                                                                                 Present).

Todd Modic                         Vice President           August 2003 -        Vice President of Financial
7337 E. Doubletree Ranch Rd.                                Present              Reporting-Fund Accounting of ING Funds
Scottsdale, AZ 85258                                                             Services, LLC (September 2002 to
Born: 1967                         Assistant Vice           January 2003 -       present). Formerly, Director of
                                   President                August 2003          Financial Reporting of ING Investments,
                                                                                 LLC (March 2001 to September 2002),
                                                                                 Director of Financial Reporting, Axient
                                                                                 Communications, Inc. (May 2000 to
                                                                                 January 2001) and Director of Finance,
                                                                                 Rural/Metro Corporation (March 1995 to
                                                                                 May 2000).

Mary Bea Wilkinson                 Vice President           March 2003 -         Senior Vice President, ING Outside Funds
7337 E. Doubletree Ranch Rd.                                Present              Group (2000 - Present); Senior Vice
Scottsdale, AZ 85258                                                             President and Chief Financial Officer,
Born: 1956                         President                November 2001 -      First Golden American Life Insurance
                                                            March 2003           Company of New York (1997 - Present);
                                                                                 President, Directed Services, Inc. (1993
                                   Treasurer                June 1999 -          - 1997).
                                                            November 2001

Huey P. Falgout, Jr.               Secretary                August 2003 -        Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                Present              Services (August 2003 - Present);
Scottsdale, AZ 85258                                                             Counsel, ING U.S. Financial Services
Born: 1963                                                                       (November 2002 - August 2003). Formerly,
                                                                                 Associate General Counsel of AIG
                                                                                 American General (January 1999 -
                                                                                 November 2002) and Associate General
                                                                                 Counsel of Van Kampen, Inc. (April 1992
                                                                                 - January 1999).

Susan P. Kinens                    Assistant Vice           January 2003 -       Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.       President and            Present              Secretary, ING Funds Services, LLC
Scottsdale, AZ 85258               Assistant Secretary                           (December 2002 - Present); and has held
Born: 1976                                                                       various other positions with ING Funds
                                                                                 Services, LLC for the last five years.

Maria M. Anderson                  Assistant Vice           January 2003 -       Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.       President                Present              Services, LLC (since October 2001).
Scottsdale, AZ 85258                                                             Formerly, Manager of Fund Accounting and
Born: 1958                                                                       Fund Compliance, ING Investments, LLC
                                                                                 (September 1999 to November 2001);
                                                                                 Section Manager of Fund Accounting,
                                                                                 Stein Roe Mutual Funds (July 1998 to
                                                                                 August 1999); and Financial Reporting
                                                                                 Analyst, Stein Roe Mutual Funds (August
                                                                                 1997 to July 1998).

Theresa Kelety                     Assistant Secretary      August 2003 -        Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                Present              (April 2003 - Present). Formerly, Senior
Scottsdale, AZ 85258                                                             Associate with Shearman & Sterling
Born: 1963                                                                       (February 2000 - April 2003) and
                                                                                 Associate with Sutherland Asbill &
                                                                                 Brennan (1996 - February 2000).

------------------

(1) The officers hold office until the next meeting of the Trustees and until their successors have been elected and qualified.

[AMERICAN FUNDS (R) LOGO]                  The right choice for the long term(R)


[PHOTO]

American Funds
Insurance Series

GUIDING A PATH TO YOUR
FINANCIAL FUTURE

Annual report for the year
ended December 31, 2003

American Funds Insurance Series(R) is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.For more than seven decades,Capital Research has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in the American Funds Insurance Series may not be available in your product.

PORTFOLIO LISTINGS

Growth Fund

International Fund

Growth-Income Fund

This report shows investment results for Class 1 and Class 2 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Results encompassing periods prior to that date assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares under the series' plan of distribution. Results discussed in the letter to investors are for Class 2 shares. The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund, which is managed to provide preservation of principal) over the past 10 years -- or lifetime of the fund, if shorter than 10 years. The charts reflect results for Class 2 shares. The investment results tables show the average annual total returns over various periods for both Class 1 and Class 2 shares. The variable annuities and life insurance contracts that use the series' funds contain certain fees and expenses not reflected here.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. BECAUSE UNIT PRICES MAY DECLINE, THE VALUE OF YOUR HOLDINGS MAY DECREASE. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM.

Investments outside the United States, especially those in developing countries, involve additional risks, such as currency fluctuations. Small-company stocks involve additional risks, and they can fluctuate in price more than larger company stocks. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal, as more fully described in the prospectus.

                                    [PHOTO]

Fellow investors:

The year just ended was a strong period for American Funds Insurance Series. Every fund in the series gained ground in calendar year 2003, and many of the investment options outpaced their relative indexes, while posting their highest gains in years.

The equity funds, especially those that focus on growth, generally had the strongest returns, but fixed-income funds also rose. Many investment professionals had expected 2003 to be a positive year, but few had anticipated the strength and breadth of the stock market's rebound. After losing value for three consecutive years, the unmanaged Standard and Poor's 500 Composite Index gained 28.7% in 2003.

The market was poised for a rebound after the longest downturn since the Great Depression, and several factors combined to boost stock prices. The relatively quick end to the initial stage of hostilities in Iraq, low interest rates and the growing strength of the economy played important roles in the market's recovery.

The rally was broad-based with stocks in a number of unrelated industries gaining ground. Technology stocks, which had led the market decline following the bursting of the Internet bubble, rebounded strongly. The over-the-counter Nasdaq Composite Index, home of many of the nation's technology companies, rose 50.0% in 2003. At the other end of the spectrum, stock prices also rose sharply for companies in more basic industries such as metals and mining as the outlook for the U.S. economy improved and demand from fast-growing economies such as China rose. As an indication of the breadth of the market's rally, 460 of the companies in the S&P 500 for the entire year gained ground in 2003.

Funds in the series that invest outside the United States also produced solid returns, in part because the weaker dollar provided a strong tailwind. In Japan, for example, the Nikkei 225 Stock Average gained 24.5% in local currency in 2003 but was up 37.7% when measured in U.S. dollars. Similarly, the German DAX rose 37.1% in local currency but gained 64.0% when measured in U.S. dollars.

Fixed-income investors, especially those who focused on the high-yield market, saw the value of their funds rise in 2003 as well. The investment-grade bond market, as measured by the Citigroup Broad Investment-Grade (BIG) Bond Index, gained 4.2%, while the high-yield market, as measured by the Credit Suisse First Boston High Yield Bond Index, gained 27.9%. Low interest rates and an improving economy contributed to higher prices in the high-yield bond market. During the year, many high-yield issuers took advantage of lower rates to reduce their debt burden, which helped boost the price of their bonds. Meanwhile, with the economy improving, the outlook for their businesses also improved. Improving business prospects lessen the risk of default and boost the prices of high-yield bonds. The market also benefited as investors regained confidence after the accounting scandals and bankruptcies of companies such as Enron and WorldCom.

While we are naturally pleased with the past year's returns of all the funds in American Funds Insurance Series, we must also caution our investors not to expect such gains to be repeated. While we believe the equity markets could gain ground again in 2004, we hasten to remind our investors that it is unlikely that we are back to the bubble years of the late 1990s when 20% or higher annual returns were prevalent. We expect more modest long-term returns, and we expect that our approach to investing, based on in-depth fundamental analysis, will continue to be successful.

We look forward to reporting to you again in six months.

Cordially,

/s/ James K. Dunton                                    /s/ Donald D. O'Neal
James K. Dunton                                        Donald D. O'Neal
Chairman of the Board                                  President

February 6, 2004

                                                 American Funds Insurance Series

WHERE THE FUND'S ASSETS WERE INVESTED BASED ON TOTAL NET ASSETS FOR THE 12 MONTHS ENDED DECEMBER 31, 2003

[PIE CHART]

Equity securities        91.8%
Cash & equivalents        8.2%

LARGEST INDIVIDUAL EQUITY SECURITIES            PERCENT OF NET ASSETS
------------------------------------            ---------------------
Time Warner                                            3.9%
InterActiveCorp                                        3.7
Altria                                                 2.7
American International Group                           2.7
Applied Materials                                      2.1
Microsoft                                              1.9
Comcast                                                1.9
News Corp.                                             1.7
Target                                                 1.7
Taiwan Semiconductor Manufacturing                     1.7

[GRAPH]

Growth Fund, Class 2           $36,746
S&P 500 Index                  $28,548
Consumer Price Index*          $12,641

PERIOD ENDED DECEMBER 31, 2003                  CLASS 1      CLASS 2
------------------------------                  -------      -------
1 year                                          +37.15%      + 36.80%
5 years                                         + 7.07       +  6.81
10 years                                        +14.18       + 13.90
Lifetime (since 2/8/84)                         +14.99       + 14.68

Growth Fund

GROWTH FUND gained 36.8% in 2003, by far the best result that the fund has produced in several years. The fund handily outpaced its benchmark, the S&P 500, which rose 28.7%.

The year didn't begin with great hope. War with Iraq was on the horizon, and the U.S. economy showed few signs of life. But when the initial stage of hostilities in Iraq ended quickly and the economy began to recover, the stage was set for a rebound.

Growth stocks, such as those which make up the majority of the fund's portfolio, typically are more volatile than the broader market, and when the market recovered, many growth stocks were in the vanguard.

During 2003, the stocks of semiconductors and semiconductor equipment and media companies, which made up 25.3% of the fund's portfolio at year-end, rebounded after losing ground in the long market slump. Both technology and media were major industry concentrations during 2003, and the higher prices for their stocks helped the fund. The fund's holdings in oil stocks and some basic industries, such as metals, also helped.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. BECAUSE UNIT PRICES MAY DECLINE, THE VALUE OF YOUR HOLDINGS MAY DECREASE. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM.

The indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

* Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

                                                 American Funds Insurance Series

International Fund

INTERNATIONAL FUND rose 34.9% during 2003 as markets in Asia and Europe gained ground. The fund also benefited significantly from the decline of the U.S. dollar. Despite the fund's strength, it trailed the MSCI EAFE (Europe, Australasia, Far East) Index, which rose 39.2%.

The fund's holdings in Japan, accounting for 18.0% of the total assets at year-end, helped as the nation's stock market showed signs of ending its 13-year slump.

Europe remained International Fund's largest area of concentration in 2003, and the fund benefited from the strength of the markets there. London's FTSE 100 gained 13.6% and Germany's DAX rose 37.1% when measured in local currencies.

While markets in Asia and Europe were strong, the U.S. dollar's weakness was one of the biggest factors in the fund's rise. The U.S. dollar lost 20% against the euro and 10% against the Japanese yen during 2003. The 24.5% gain of Japan's Nikkei 225 Stock Average turned into a 37.7% gain when translated into U.S. dollars, and Germany's DAX's 37.1% gain translated into a 64.0% gain in dollars.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. BECAUSE UNIT PRICES MAY DECLINE, THE VALUE OF YOUR HOLDINGS MAY DECREASE. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM.

The indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

(1) MSCI EAFE (Europe, Australasia, Far East) Index.

(2) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

WHERE THE FUND'S ASSETS WERE INVESTED BASED ON TOTAL NET ASSETS FOR THE 12 MONTHS ENDED DECEMBER 31, 2003

[PIE CHART]

Europe                    48.9%
Asia/Pacific Basin        30.9%
The Americas              10.3%
Cash & equivalents         8.9%
Other countries            1.0%

EUROPE

United Kingdom                 10.8%
Netherlands                     9.9
Switzerland                     4.9
Germany                         4.4
France                          3.4
Norway                          3.0
Austria                         2.7
Spain                           1.9
Ireland                         1.7
Finland                         1.7
Denmark                         1.7
Sweden                          1.2
Italy                           1.0
Belgium                          .4
Greece                           .2
                              -----
                               48.9
                              -----
ASIA/PACIFIC BASIN

Japan                          18.0
Australia                       4.8
South Korea                     2.9
Taiwan                          2.1
India                           1.1%
Malaysia                         .9
China                            .3
Hong Kong                        .2
Philippines                      .2
Indonesia                        .2
Thailand                         .2
                              -----
                               30.9
                              -----
THE AMERICAS

Canada                          5.4
Mexico                          2.8
Brazil                          2.1
                              -----
                               10.3
                              -----
OTHER COUNTRIES

Polynational                     .9
Israel                           .1
                              -----
                                1.0
                              -----
Cash & equivalents              8.9
                              -----
Total                         100.0%
                              =====

LARGEST INDIVIDUAL EQUITY SECURITIES               PERCENT OF NET ASSETS
------------------------------------               ---------------------
Telekom Austria                                              2.7%
Koninklijke Numico                                           2.5
Richemont                                                    2.2
Nestle                                                       2.0
KPN                                                          2.0
AstraZeneca                                                  1.7
Shionogi                                                     1.6
Telefonica                                                   1.6
Rohm                                                         1.5
Kookmin Bank                                                 1.5

[GRAPH]

International Fund, Class 2    $22,232
MSCI EAFE(1)                   $15,950
Consumer Price Index(2)        $12,641

PERIOD ENDED DECEMBER 31, 2003               CLASS 1         CLASS 2
------------------------------               -------         -------
1 year                                       +35.12%         +34.85%
5 years                                      + 5.02          + 4.76
10 years                                     + 8.59          + 8.32
Lifetime (since 5/1/90)                      + 8.99          + 8.70

                                                 American Funds Insurance Series

WHERE THE FUND'S ASSETS WERE INVESTED BASED ON TOTAL NET ASSETS FOR THE 12 MONTHS ENDED DECEMBER 31, 2003

[PIE CHART]

Equity securities      87.2%
Cash & equivalents     12.8%

LARGEST INDIVIDUAL EQUITY SECURITIES               PERCENT OF NET ASSETS
------------------------------------               ---------------------
J.P. Morgan Chase                                          1.9%
Fannie Mae                                                 1.8
Petro-Canada                                               1.7
Lowe's Companies                                           1.5
Kohl's                                                     1.4
Cisco Systems                                              1.3
Hewlett-Packard                                            1.2
Avon Products                                              1.2
American International Group                               1.2
Time Warner                                                1.2

[GRAPH]

Growth-Income Fund, Class 2    $31,548
S&P 500 Index                  $28,548
Consumer Price Index*          $12,641

PERIOD ENDED DECEMBER 31, 2003                  CLASS 1     CLASS 2
------------------------------                  -------     -------
1 year                                          +32.76%     +32.43%
5 years                                         + 6.15      + 5.89
10 years                                        +12.46      +12.17
Lifetime (since 2/8/84)                         +13.57      +13.24

Growth-Income Fund

GROWTH-INCOME FUND rose 32.4% during 2003, outpacing the S&P 500, which gained 28.7%.

The groundwork for the strong return was laid much earlier. During the long, severe market downturn, the prices of many stocks issued by well-established companies fell to attractive levels. The fund invested in many of these companies and was rewarded when their stock prices rebounded.

Growth-Income Fund is the largest investment option in American Funds Insurance Series as measured by assets, and its holdings are diversified among a variety of industry groups. That diversity helped fuel the fund's gain in 2003.

Investments in diversified financial services and technology holdings were especially beneficial to the fund's results for the year just ended.

At the end of 2003, the fund's cash position was 12.8%, essentially unchanged from 12.3% of assets at the end of 2002.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. BECAUSE UNIT PRICES MAY DECLINE, THE VALUE OF YOUR HOLDINGS MAY DECREASE. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM.

The indexes are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly.

* Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

                                                 American Funds Insurance Series

                    This page was intentionally left blank.

                                                 American Funds Insurance Series

Guiding a path to your financial future

This year marks the 200th anniversary of one of the greatest journeys in our nation's history. In May 1804, Meriwether Lewis and William Clark launched their historic exploration of the American West. As the explorers made their way to the Pacific Ocean, they relied on countless people to help and guide them.

In many ways, your financial journey is similar. It is a long-term undertaking, the landscape ahead is unknown and you're relying on the experience and guidance of a group of people who know and understand the territory. But if you're like most investors, you probably don't know much about the men and women guiding your investments.

In the next few pages, we'll introduce you to a few of the people behind American Funds Insurance Series, including some of the most experienced portfolio counselors in the business and some of our newer research analysts. We'll also tell you about a few of the key characteristics that we believe set the funds in American Funds Insurance Series apart -- diversity, experience and in-depth global research -- and how these qualities have helped the investment professionals make better decisions.

THE "MULTIPLE-BRAIN ADVANTAGE"

You may be surprised to learn just how many people make investment decisions for investors in American Funds Insurance Series. In all, 86 investment professionals around the world ultimately decide which stocks and bonds offer the best opportunities for investors. These investment professionals include 23 portfolio counselors and 63 research analysts. Portfolio counselors are generalists and can invest in any industry, while research analysts are specialists and invest only in the industries that they follow. Generally, the assets of each fund are divided like slices of a pie, with each portfolio counselor managing a single slice and the final slice further divided among analysts.

"We call it the multiple-brain advantage," says Don O'Neal, a portfolio counselor and president of the series. "No one person ever has all the answers. So we think that having more brains on a problem helps the outcome."

Having some of the most experienced investment professionals in the business also helps.

                                                 American Funds Insurance Series

"Gaining confidence in a company is very difficult,and it takes a long time.You have to watch and get to know the management team,know them on a personal level."

[PHOTO OF DAVID DAIGLE]                                          -- DAVID DAIGLE

Analyst based in New York Years of experience: 8

When he's not spending time with his family or playing golf, David travels for his work as an analyst, spending almost half his time on the road to research industries. Over the years, he's followed industries as diverse as airlines, wireless telecommunications and health care.

"Making an informed decision about a company means that you need to make sure that you've been as comprehensive and as thorough as possible in your research. I look at and rely on cash-flow models -- how much cash is generated relative to debt. If I see a company with weak equity returns, I am not going to invest."

[PHOTO OF DONALD O'NEAL]

Portfolio counselor
18 years of investment experience

                                                 American Funds Insurance Series

[PHOTO OF PAUL WHITE]

Analyst based in Los Angeles Years of experience: 14

Paul White knows there's no substitute for direct involvement, whether he's coaching his daughter's basketball team or his son's baseball team or interviewing a company's president.

"You get an added level of confidence when you're able to engage in a healthy dialogue with management. That's when you really get a feel for the amount of experience that they have and whether they have the knowledge of what's important for them as a company. For me, it's also important that they have respect for their competition. A company that's aware of what the competition is doing is one that's aware of its challenges -- it probably knows what it needs to do to be successful."

[PHOTO OF JAMES DUNTON]

Portfolio counselor
41 years of investment experience

                                    [PHOTO]

                                                 American Funds Insurance Series

"A company that's aware of what the competition is doing is one that's aware of its challenges -- it probably knows what it needs to do to be successful."

                                                                   -- PAUL WHITE

THE VALUE OF EXPERIENCE

If you were to measure the experience of American Funds Insurance Series investment professionals, you would use decades, not months or years, as your yardstick. After all, the 23 portfolio counselors have an average of 21 years of experience. Some of them were investing when the baby boomers were still in high school or even elementary school. That amount of experience is invaluable for investors with a long-term time horizon, as most variable annuity investors are.

When the three-year bear market began in March 2000, it wasn't a new phenomenon for these experienced portfolio counselors. Some were managing investments during the previous long bear market from 1973 to 1974, even more experienced the 1987 crash and many went through the bear market of 1990.

"We've always had a number of very experienced professionals making investment decisions for these funds. Some of us have been here since day one. I've been with the insurance series since it started in 1984," says Jim Dunton, a portfolio counselor on two funds and chairman of the series who has more than 40 years of investment experience with the adviser.

The depth of experience can be especially valuable for younger analysts who may not have witnessed a 1990s-style bubble or such a deep bear market before. "There's really so much history here. I can go to people who've been here for decades and get perspective on any given industry or market. It's invaluable," says Paul White, an analyst who has almost 15 years of experience himself.

"Our investment professionals have seen so many cycles in the market. They've been there before," adds O'Neal. "You can talk to them and they can keep you from making quick, emotional decisions. I've got 18 years of experience and that's less than half of what some of these people have. They can really help you stay focused on the long term."

GAINING CONFIDENCE SLOWLY

The key to maintaining a long-term focus, American Funds Insurance Series research analysts say, is making an investment you expect to own for many years, not just for a few weeks or months. Not surprisingly, that sometimes means spending years studying a company.

"Gaining confidence in a company is very difficult, and it takes a long time," says David Daigle, a fixed-income analyst in the New York office. "You have to watch and get to know the management team, know them on a personal level, listen to them, see if they end up doing what they say they're going to do, see if they have a good sense of what their competitors are doing and what's happening to their own company. Sometimes it may take years of just watching before we decide to invest."

Analysts often spend more than a decade following the same industry. "I've been following the North American paper industry for 20 years," says Jeanne Carroll, an analyst based in New York. "All those years of experience give me a better perspective on the changes that have gone on in the industry -- on what's happening in the current environment versus what's happened in the past."

Of course, you can't get to know a company by watching it from afar, says White, who's based in Los Angeles and covers companies in Latin America and Canada. "I spend about a quarter of my time traveling because visiting a company's management is extremely important. It's really difficult to analyze the prospects for a company without getting to know its management team personally."

                                                 American Funds Insurance Series

"Most of the people who own and work at the companies I visit do not speak English, so being able to speak Mandarin and Cantonese is a great advantage for me."

-- WINNIE KWAN

IT'S A VERY SMALL WORLD

It's probably not surprising that American Funds Insurance Series investment professionals are stationed around the world. After all, three of the funds have "Global" in their names and two others invest a good portion of their assets outside the United States. (American Funds Insurance Series investment professionals are based in offices in Los Angeles, San Francisco, London, Geneva, Hong Kong, New York, Tokyo and Washington, D.C.) But global research is important no matter where you're investing -- the United States, Europe, Latin America or Asia -- says O'Neal. "If you're following a U.S. semiconductor company, you have to understand the Taiwanese semiconductor companies who are among its biggest competitors. And you can't really know a company just by looking at the numbers. We like to get to know the management of a company and try to understand where they're going to take the business. A good portion of our research is to understand people, and you have to do that locally."

Of course, having investment professionals based around the world can give you an advantage over other investors, says Rob Lovelace, a portfolio counselor in New World Fund, International Fund and Global Growth Fund.

"Look at Japan over the past 13 years. It's been in a relentless bear market, but there have been good companies there that have been profitable whose stock prices have gone up. When you have research analysts who live there and know the culture and speak the language, they can help you identify and understand these companies. You can't do that if you just fly in twice a year and stay a couple of days," says Lovelace.

Winnie Kwan, an analyst based in Hong Kong, appreciates the value of working locally. "Most of the people who own and work at the companies I visit do not speak English, so being able to speak Mandarin and Cantonese is a great advantage for me. I am able to establish a certain level of communication, understanding and trust that would be nearly impossible to establish otherwise."

When you consider the added risks associated with investing outside the United States, such as currency fluctuations, having someone based in the country that you're investing in can provide knowledge, insight and understanding.

                                                 American Funds Insurance Series

                                    [PHOTO]

[PHOTO OF WINNIE KWAN]

Analyst based in Hong Kong Years of experience: 6

Winnie Kwan, who recently returned from a trekking trip in Bhutan, says she appreciates the long-term view of her fellow investment professionals. It's a view that was reinforced by her trekking guide, Jamling Tenzing Norgay, who, as son of the man who climbed Mount Everest with Edmund Hillary, knows a thing or two about the long term.

"Some of my colleagues have been investing for a really long time. They're true long-term investors. They're not jittery or trade-oriented about their investments, and it shows when you look at their results."

[PHOTO OF ROBERT LOVELACE]

Portfolio counselor
18 years of investment experience

                                                 American Funds Insurance Series

[PHOTO OF JEANNE CARROLL]

Analyst based in New York Years of experience: 24

When Jeanne Carroll isn't visiting companies and interviewing CEOs, you might find her kayaking or hiking in the woods with her family. The time away gives her an opportunity to reflect.

"As an analyst, having cumulative years of experience gives you a better perspective on the changes that have gone on in your respective industries to what's happening in the current environment. When things are changing, you have to take a deep breath, step back and put what's happening today in the context of history. Having perspective helps you weather the current storm, and conversely, when things are going well, it puts you ahead of the trend."

[PHOTO OF ABNER GOLDSTINE]

Portfolio counselor
51 years of investment experience

                                    [PHOTO]

                                                 American Funds Insurance Series

"Having perspective helps you weather the current storm."

-- JEANNE CARROLL

WHEN ONE SIZE DOESN'T FIT ALL
With 86 investment professionals coming from different cultures and backgrounds, it's not surprising that they all have their own investment style. This diversity, says Claudia Huntington, a portfolio counselor with 30 years of experience, is a key strength of American Funds Insurance Series investment management system. "You have a diversity of management styles. Some styles work great in a bear market, some work great in a bull market and others work great in a bumpy market."

Kwan, for example, says she's a "value driven" investor. "I'm not a momentum investor at all. I typically like to focus on long-term prospects. I focus on cash-flow models. It's very important to me that the companies I invest in are generating cash to pay back their investors."

White says, "I look for companies that have a competitive advantage within their industries, companies that are leaders in their markets. I also look for a healthy balance sheet. Valuation is very important to me."

THE REAL TEST OF CONVICTION
The real test of conviction for both analysts and portfolio counselors comes when it's time to invest.

"When an analyst recommends a stock to me, one of the first things I might ask is, `How much of the money you manage have you invested in that stock?'" says Abner Goldstine, a portfolio counselor in Bond Fund and High-Income Bond Fund. "If an analyst invests the money in an issue, it shows the strength of their conviction. That's a good way to judge the strength of their commitment and is an essential part of our investment management system."

Most variable annuity owners know what their long-term financial goals are and have some idea of how they'll get there. And, like those famous explorers Lewis and Clark, the investors in American Funds Insurance Series will have a lot of help and guidance along the way.

American Funds Insurance Series' reach is worldwide

American Funds Insurance Series investment professionals, including more than 60 analysts and 20 portfolio counselors, work from offices around the world. They bring to their job of researching companies and finding good investment opportunities a wide variety of backgrounds, educations and cultural outlooks -- among them, they speak more than a dozen languages. The ability to speak the local language and understand the culture can help them discern nuances and gain insights that might otherwise be lost when researching a company.

The diversity extends to investment styles, with some investment professionals working better in strong markets and others in weak markets. The portfolio counselors and analysts make their own investment decisions, based on their strongest convictions and in keeping with the variable fund's investment objectives. Over the years, these differing investment styles, when blended together, have tended to reduce volatility by providing restraint during exuberant times and resilience during tough times.

 AMERICAN FUNDS       NUMBER OF      AVERAGE
INSURANCE SERIES     INVESTMENT      YEARS OF
 OFFICE (CITY)      PROFESSIONAL    EXPERIENCE
 -------------      ------------    ----------
Geneva                  4               9
Hong Kong               6              11
London                 12              10
Los Angeles            34              17
New York                8              12
San Francisco          16              13
Tokyo                   3              12
Washington, D.C.        3              18

                                                 American Funds Insurance Series

Growth Fund

                                    Investment portfolio as of December 31, 2003

Equity securities -- 91.83%
(common & preferred stocks)

                                                                 MARKET
                                                                 VALUE
                                                     SHARES      (000)
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 13.61%
------------------------------------------------------------------------
Applied Materials, Inc.(1)                         10,348,400   $232,322
Taiwan Semiconductor Manufacturing Co. Ltd.
(Taiwan)(1)                                        99,790,400    186,868
Texas Instruments Inc.                              6,175,000    181,421
Broadcom Corp., Class A(1)                          4,100,000    139,769
Microchip Technology Inc.                           3,575,000    119,262
Micron Technology, Inc.(1)                          7,120,500     95,913
Linear Technology Corp.                             2,125,000     89,399
Altera Corp.(1)                                     3,650,000     82,855
Samsung Electronics Co., Ltd. (South Korea)           192,000     72,705
Xilinx, Inc.(1)                                     1,845,000     71,475
KLA-Tencor Corp.(1)                                 1,050,000     61,604
Maxim Integrated Products, Inc.                     1,100,400     54,800
Analog Devices, Inc.                                  775,000     35,379
VIA Technologies, Inc. (Taiwan)                    16,300,000     21,150
PMC-Sierra, Inc.(1)                                 1,000,000     20,150
Applied Micro Circuits Corp.(1)                     3,275,000     19,585
Teradyne, Inc.(1)                                     400,000     10,180

MEDIA -- 11.68%
------------------------------------------------------------------------
Time Warner Inc. (formerly AOL Time
 Warner Inc.)(1)                                   23,957,725    430,999
Comcast Corp.,Class A,special stock,nonvoting(1)    3,618,300    113,180
Comcast Corp., Class A(1)                           2,860,000     94,008
News Corp. Ltd., preferred (ADR) (Australia)        6,325,000    191,331
Liberty Media Corp., Class A(1)                    11,370,000    135,189
UnitedGlobalCom, Inc., Class A(1)                  11,665,000     98,919
Fox Entertainment Group, Inc., Class A(1)           3,050,000     88,908
Cox Communications, Inc., Class A(1)                1,700,000     58,565
Viacom Inc., Class B, nonvoting                       875,000     38,833
Clear Channel Communications, Inc.                    700,000     32,781

PHARMACEUTICALS -- 5.52%
------------------------------------------------------------------------
Forest Laboratories, Inc.(1)                        2,650,000    163,770
AstraZeneca PLC (United Kingdom)                    1,750,000     83,641
AstraZeneca PLC (Sweden)                            1,225,000     59,591
AstraZeneca PLC (ADR) (United Kingdom)                200,000      9,676
Eli Lilly and Co.                                   1,820,000    128,001
Barr Laboratories, Inc.(1)                            700,000     53,865
Shionogi & Co., Ltd. (Japan)                        2,300,000     42,741
Sepracor Inc.(1)                                    1,500,000     35,895
Pfizer Inc                                            490,000     17,312
Allergan, Inc.                                        160,000     12,290

INTERNET & CATALOG RETAIL -- 4.86%
------------------------------------------------------------------------
InterActiveCorp(1)                                 12,070,000    409,535
eBay Inc.(1)                                        1,933,600    124,891

INSURANCE -- 3.58%
------------------------------------------------------------------------
American International Group, Inc.                  4,425,000    293,289
XL Capital Ltd., Class A                            1,140,000     88,407
Marsh & McLennan Companies, Inc.                      253,600     12,145

SOFTWARE -- 3.58%
------------------------------------------------------------------------
Microsoft Corp.                                     7,545,000   $207,789
PeopleSoft, Inc.(1)                                 2,927,628     66,750
Cadence Design Systems, Inc.(1)                     3,000,000     53,940
SAP AG (ADR) (Germany)                                950,000     39,482
Oracle Corp.(1)                                       950,000     12,540
Mentor Graphics Corp.(1)                              850,000     12,359

WIRELESS TELECOMMUNICATION SERVICES -- 3.34%
------------------------------------------------------------------------
AT&T Wireless Services, Inc.(1)                    22,095,000    176,539
Vodafone Group PLC (ADR) (United Kingdom)           5,275,000    132,086
Vodafone Group PLC                                 12,500,000     30,875
China Unicom Ltd. (China)                          29,104,000     27,182

HOTELS, RESTAURANTS & LEISURE -- 3.07%
------------------------------------------------------------------------
Carnival Corp., units                               3,910,000    155,344
Harrah's Entertainment, Inc.                        1,694,900     84,355
Starbucks Corp.(1)                                  2,030,000     67,112
MGM Mirage, Inc.(1)                                   800,000     30,088

OIL & GAS -- 2.69%
------------------------------------------------------------------------
Murphy Oil Corp.                                    1,319,400     86,170
EOG Resources, Inc.                                 1,135,000     52,403
Devon Energy Corp.                                    679,536     38,910
Pogo Producing Co.                                    700,000     33,810
Petro-Canada (Canada)                                 600,000     29,602
Exxon Mobil Corp.                                     550,000     22,550
Premcor Inc.(1)                                       625,000     16,250
BG Group PLC (United Kingdom)                       3,050,000     15,597

TOBACCO -- 2.68%
------------------------------------------------------------------------
Altria Group, Inc.                                  5,410,000    294,412

INTERNET SOFTWARE & SERVICES -- 2.65%
------------------------------------------------------------------------
Yahoo! Inc.(1)                                      3,666,200    165,602
T-Online International AG (Germany)(1)              5,200,000     67,229
Yahoo Japan Corp. (Japan)(1)                            2,432     32,605
SINA.com (Hong Kong)(1)                               440,000     14,850
Homestore, Inc.(1)                                  2,400,000     11,352

SPECIALTY RETAIL -- 2.65%
------------------------------------------------------------------------
Lowe's Companies, Inc.                              2,591,500    143,543
Michaels Stores, Inc.                               1,800,000     79,560
Limited Brands, Inc.                                2,200,000     39,666
Yamada Denki Co., Ltd. (Japan)                        838,000     28,087

MULTILINE RETAIL -- 2.63%
------------------------------------------------------------------------
Target Corp.                                        4,915,000    188,736
Kohl's Corp.(1)                                     2,225,000     99,992

                                                 American Funds Insurance Series

Growth Fund

Equity securities

                                                                 MARKET
                                                                 VALUE
                                                     SHARES      (000)
INDUSTRIAL CONGLOMERATES -- 2.11%
------------------------------------------------------------------------
Tyco International Ltd.                             5,875,000   $155,688
General Electric Co.                                2,440,000     75,591

COMMUNICATIONS EQUIPMENT -- 2.09%
------------------------------------------------------------------------
QUALCOMM Inc.                                       2,450,000    132,129
Cisco Systems, Inc.(1)                              2,283,000     55,454
Corning Inc.(1)                                     4,000,000     41,720

BIOTECHNOLOGY -- 1.84%
------------------------------------------------------------------------
Amgen Inc.(1)                                       1,725,000    106,605
Biogen Idec Inc. (formerly Biogen, Inc.)(1)           930,000     34,205
Celgene Corp.(1)                                      485,100     21,839
Gilead Sciences, Inc.(1)                              350,000     20,349
Millennium Pharmaceuticals, Inc.(1)                 1,000,000     18,670

THRIFTS & MORTGAGE FINANCE -- 1.82%
------------------------------------------------------------------------
Fannie Mae                                          2,010,000    150,871
Freddie Mac                                           850,000     49,572

BEVERAGES -- 1.80%
------------------------------------------------------------------------
Anheuser-Busch Companies, Inc.                      1,150,000     60,582
PepsiCo, Inc.                                       1,270,000     59,207
Coca-Cola Co.                                       1,157,000     58,718
Adolph Coors Co., Class B                             350,000     19,635

AIRLINES -- 1.45%
------------------------------------------------------------------------
Southwest Airlines Co.                              6,747,443    108,904
Ryanair Holdings PLC (ADR) (Ireland)(1)             1,005,000     50,893

AIR FREIGHT & LOGISTICS -- 1.43%
------------------------------------------------------------------------
FedEx Corp.                                         1,413,900     95,438
United Parcel Service, Inc., Class B                  821,200     61,220

FOOD & STAPLES RETAILING -- 1.19%
------------------------------------------------------------------------
Walgreen Co.                                        1,750,000     63,665
Whole Foods Market, Inc.(1)                           525,000     35,243
Performance Food Group Co.(1)                         875,000     31,649

COMMERCIAL SERVICES & SUPPLIES -- 1.16%
------------------------------------------------------------------------
Monster Worldwide Inc.(1)                           2,600,000     57,096
Allied Waste Industries, Inc.(1)                    3,073,400     42,659
Robert Half International Inc.(1)                     800,000     18,672
United Rentals, Inc.(1)                               450,000      8,667

IT SERVICES -- 1.14%
------------------------------------------------------------------------
Paychex, Inc.                                       1,125,000     41,850
Sabre Holdings Corp., Class A                       1,593,917     34,413
Automatic Data Processing, Inc.                       720,000     28,519
Ceridian Corp.(1)                                   1,000,000     20,940

HEALTH CARE PROVIDERS & SERVICES -- 1.12%
------------------------------------------------------------------------
Express Scripts, Inc.(1)                            1,724,000   $114,525
Lincare Holdings Inc.(1)                              270,000      8,108

AEROSPACE & DEFENSE -- 1.00%
------------------------------------------------------------------------
Boeing Co.                                          1,165,000     49,093
Northrop Grumman Corp.                                320,000     30,592
Bombardier Inc., Class B (Canada)                   4,000,000     16,891
General Dynamics Corp.                                150,000     13,559

MACHINERY -- 0.94%
------------------------------------------------------------------------
Illinois Tool Works Inc.                              934,800     78,439
Deere & Co.                                           375,000     24,394

COMPUTERS & PERIPHERALS -- 0.86%
------------------------------------------------------------------------
Maxtor Corp.(1)                                     3,400,000     37,740
Fujitsu Ltd. (Japan)(1)                             4,180,000     24,595
Sun Microsystems, Inc.(1)                           4,453,600     19,997
Hewlett-Packard Co.                                   284,625      6,538
Dell Inc. (formerly Dell Computer Corp.)(1)           160,000      5,434

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.85%
------------------------------------------------------------------------
Telefonica, SA (ADR) (Spain)                        1,142,965     50,508
Deutsche Telekom AG (Germany)(1)                    1,350,000     24,587
Royal KPN NV (Netherlands)(1)                       2,140,000     16,439
AT&T Corp.                                            50,000       1,015
NTL Inc., Series A, warrants, expire 2011(1)          43,375         423

ENERGY EQUIPMENT & SERVICES -- 0.82%
------------------------------------------------------------------------
Halliburton Co.                                     2,250,000     58,500
Schlumberger Ltd.                                     300,000     16,416
Nabors Industries Ltd.(1)                             200,000      8,300
Patterson-UTI Energy, Inc.(1)                         220,000      7,242

DIVERSIFIED FINANCIAL SERVICES -- 0.80%
------------------------------------------------------------------------
CIT Group Inc.                                      1,400,000     50,330
CapitalSource Inc.(1)                               1,746,300     37,860

METALS & MINING -- 0.74%
------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold Inc., Class B        1,000,000     42,130
Ivanhoe Mines Ltd. (Canada)(1)                      2,728,200     21,692
Rio Tinto PLC (United Kingdom)                        625,000     17,199

COMMERCIAL BANKS -- 0.67%
------------------------------------------------------------------------
SMFG Finance (Cayman) Ltd. 2.25%
 mandatorily exchangeable preferred 2005,
 units (Japan)                                   2,856,000,00     49,789
Wells Fargo & Co.                                     400,000     23,556

CONSUMER FINANCE -- 0.61%
------------------------------------------------------------------------
Capital One Financial Corp.                           685,000     41,984
MBNA Corp.                                          1,000,000     24,850

                                                 American Funds Insurance Series

Growth Fund

Equity securities

                                                                MARKET
                                                                VALUE
                                                     SHARES     (000)
FOOD PRODUCTS -- 0.56%
------------------------------------------------------------------------
Unilever NV (New York registered) (Netherlands)      760,000    $ 49,324
General Mills, Inc.                                  265,000      12,005

CAPITAL MARKETS -- 0.53%
------------------------------------------------------------------------
Bank of New York Co., Inc.                           900,000      29,808
Allied Capital Corp.                               1,027,000      28,633

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.47%
------------------------------------------------------------------------
Solectron Corp.(1)                                 5,000,000      29,550
Flextronics International Ltd. (Singapore)(1)      1,500,000      22,260

HOUSEHOLD DURABLES -- 0.40%
------------------------------------------------------------------------
Yankee Candle Company, Inc.(1)                     1,600,000      43,728

HEALTH CARE EQUIPMENT & SUPPLIES -- 0.34%
------------------------------------------------------------------------
St. Jude Medical, Inc.(1)                            615,000      37,730

OTHER INDUSTRIES -- 0.40%
------------------------------------------------------------------------
Valspar Corp.                                        466,100      23,035
Questar Corp.                                        600,000      21,090

MISCELLANEOUS -- 2.15%
------------------------------------------------------------------------
Other equity securities in initial period of acquisition         235,922
                                                              ----------
Total equity securities (cost: $8,025,063,000)                10,086,439
                                                              ----------

Bonds & notes -- 0.02%

                                                   PRINCIPAL
                                                    AMOUNT
                                                     (000)
MEDIA -- 0.02%
---------------------------------------------------------------------
AOL Time Warner Inc. 5.625% 2005                   $ 1,960      2,053
                                                                -----
Total bonds & notes (cost: $1,894,000)                          2,053
                                                                -----

Short-term securities -- 8.15%


                                                    PRINCIPAL       MARKET
                                                     AMOUNT         VALUE
                                                     (000)          (000)
CORPORATE SHORT-TERM NOTES -- 7.00%
---------------------------------------------------------------------------
Preferred Receivables Funding Corp. 1.08% - 1.09%
 due 1/9 - 2/3/2004(2)                                 75,000        74,953
Pfizer Inc 1.02% - 1.04% due 1/14 - 2/23/2004(2)       75,000        74,913
Three Pillars Funding Corp. 1.08%
 due 1/14 - 3/17/2004(2)                               74,800        74,737
CAFCO, LLC 1.07% - 1.10% due 1/6 - 2/17/2004(2)        63,000        62,940
Triple-A One Funding Corp. 1.09% due 1/8/2004(2)       57,100        57,086
Park Avenue Receivables Corp. 1.08% - 1.09%
 due 1/9 - 2/4/2004(2)                                 50,000        49,972
Coca-Cola Co. 1.01% - 1.03% due 1/23 - 2/6/2004        44,600        44,558
E.I. DuPont de Nemours & Co. 1.03% - 1.04%
 due 3/2 - 3/4/2004                                    42,650        42,569
---------------------------------------------------------------------------
Caterpillar Financial Services Corp. 1.02%
 due 1/13/2004                                        $40,000      $ 39,985
Receivables Capital Corp. 1.07% - 1.09%
 due 1/7 - 2/10/2004(2)                                40,000        39,977
Netjets Inc. 1.06% due 2/3 - 2/18/2004(2)              40,000        39,951
BellSouth Corp. 1.01% - 1.03% due 1/5 -                29,300        29,289
 1/20/2004(2)
Household Finance Corp. 1.10% due 1/12/2004            25,000        24,991
Minnesota Mining and Manufacturing Co. 1.02%
 due 1/21/2004                                         25,000        24,985
Harley-Davidson Funding Corp. 1.02% - 1.03%
 due 2/17 - 2/25/2004(2)                               25,000        24,964
SBC International Inc. 1.03% due 1/22/2004(2)          20,700        20,687
Clorox Co. 1.04% due 1/16/2004                         20,000        19,991
Golden Peanut Co., LLC 1.06% - 1.07%
 due 1/16 - 2/9/2004                                   10,100        10,091
Archer Daniels Midland Co. 1.08% due 1/21/2004(2)      10,000         9,994
Variable Funding Capital Corp. 0.97%
 due 1/2/2004(2)                                        2,400         2,400

CERTIFICATES OF DEPOSIT -- 0.59%
---------------------------------------------------------------------------
State Street Bank & Trust 1.05% - 1.06%
 due 1/8 - 2/4/2004                                    65,000        65,000

U.S. TREASURIES -- 0.56%
---------------------------------------------------------------------------
U.S. Treasury Bills 0.90% - 0.92% due
 1/22-2/12/2004                                        61,500        61,453
                                                                -----------
Total short-term securities (cost: $895,487,000)                    895,486
                                                                -----------
Total investment securities (cost: $8,922,444,000)               10,983,978
New Taiwanese Dollar (cost: $2,769,000)             NT$93,141         2,747
Other assets less liabilities                                        (2,782)
                                                                -----------
Net assets                                                      $10,983,943
                                                                ===========

(1)Security did not produce income during the last 12 months.
(2)Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements

                                                 American Funds Insurance Series

INTERNATIONAL FUND

                                    Investment portfolio as of December 31, 2003

STOCKS -- 90.96%
(common & preferred)

                                                                      MARKET
                                                                       VALUE
                                                       SHARES          (000)
-------------------------------------------------------------------------------
COMMERCIAL BANKS -- 9.14%

Kookmin Bank (South Korea)                            1,147,850     $    43,032
Allied Irish Banks, PLC (Ireland)                     1,829,515          29,233
Societe Generale (France)                               332,500          29,215
ABN AMRO Holding NV (Netherlands)                     1,236,666          28,794
HSBC Holdings PLC (United Kingdom)                    1,685,322          26,389
Malayan Banking Bhd. (Malaysia)                       9,500,000          24,125
Svenska Handelsbanken Group,Class A(Sweden)           1,165,000          23,769
Bank of Nova Scotia (Canada)                            300,000          15,239
Shinhan Financial Group Co., Ltd. (South Korea)         634,670          10,152
Unibanco-Uniao de Bancos Brasileiros SA units,
   (GDR) (Brazil)                                       360,000           8,982
Royal Bank of Scotland Group PLC
   (United Kingdom)                                     250,000           7,339
SMFG Finance (Cayman) Ltd. 2.25%
   mandatorily exchangeable preferred 2005,
   units (Japan)                                    360,000,000           6,276
Westpac Banking Corp. (Australia)                       403,900           4,857

DIVERSIFIED TELECOMMUNICATION SERVICES -- 8.09%

Telekom Austria AG (Austria)(1)                       6,215,000          76,450
Royal KPN NV (Netherlands)(1)                         7,192,300          55,250
Telefonica, SA (Spain)                                3,053,402          44,612
Telefonos de Mexico, SA de CV, Class L
   (ADR) (Mexico)                                       574,000          18,959
Deutsche Telekom AG (Germany)(1)                        670,000          12,203
BCE Inc. (Canada)                                       347,398           7,750
Philippine Long Distance Telephone Co.
   (Philippines)(1)                                     205,000           3,585
Philippine Long Distance Telephone Co. (ADR)(1)         154,000           2,683
Telecom Italia SpA, nonvoting (Italy)(1)              3,000,000           6,081
Telewest Communications PLC
   (United Kingdom)(1)                                8,136,200             276
Bayan Telecommunications Holdings Corp.,
   Class A (Philippines)(1,2,3)                          43,010               -
Bayan Telecommunications Holdings Corp.,
   Class B(1,2,3)                                        14,199               -

FOOD PRODUCTS -- 6.91%

Koninklijke Numico NV,Class C (Netherlands)(1)        2,585,000          71,091
Nestle SA (Switzerland)                                 224,020          55,748
Unilever NV (Netherlands)                               364,000          23,690
Unilever NV (New York registered)                       200,000          12,980
Groupe Danone (France)                                  121,200          19,686
Unilever PLC (United Kingdom)                         1,223,171          11,360

PHARMACEUTICALS -- 6.76%

AstraZeneca PLC (Sweden)                                707,500          34,417
AstraZeneca PLC (United Kingdom)                        288,000          13,765
Shionogi & Co., Ltd. (Japan)                          2,423,000          45,027
Novo Nordisk A/S, Class B (Denmark)                     974,000          39,485
Sanofi-Synthelabo (France)                              251,800          18,869
Aventis, Class A (France)                               271,600          17,864
UCB NV (Belgium)                                        306,924          11,515
H. Lundbeck A/S (Denmark)                               420,953           6,954
Elan Corp., PLC (ADR) (Ireland)(1)                      370,000           2,549

OIL & GAS -- 6.22%

Husky Energy Inc. (Canada)                            2,250,000          40,765
Petro-Canada (Canada)                                   740,000          36,509
Norsk Hydro AS (Norway)                                 487,560          29,927
Canadian Natural Resources, Ltd. (Canada)               400,000          20,185
"Shell" Transport and Trading Co., PLC (ADR)
   (United Kingdom)                                     320,000          14,410
"Shell" Transport and Trading Co., PLC                  540,000           4,001
Nexen Inc. (Canada)                                     423,622          15,344
Petroleo Brasileiro SA - Petrobras, ordinary
   nominative (ADR) (Brazil)                            255,000           7,456
ENI SpA (Italy)                                         350,000           6,572

METALS & MINING -- 4.57%

Cia. Vale do Rio Doce, ordinary nominative,
   (ADR) (Brazil)                                       448,500          26,237
Cia. Vale do Rio Doce, preferred nominative,
   Class A                                              298,000          15,178
Alumina Ltd. (Australia)                              5,327,223          26,320
WMC Resources Ltd (Australia)(1)                      5,777,223          24,459
Xstrata PLC (United Kingdom)                          1,708,500          19,195
BHP Billiton PLC (United Kingdom)                     1,500,000          13,054
JFE Holdings, Inc. (Japan)                              156,200           4,254

BEVERAGES -- 4.22%

Orkla AS (Norway)                                     1,877,942          41,840
Heineken NV (Netherlands)                               960,000          36,379
Southcorp Ltd. (Australia)                           17,444,222          35,419
Coca-Cola HBC SA (Greece)                               250,000           5,184

AUTOMOBILES -- 3.80%

Honda Motor Co., Ltd. (Japan)                           931,000          41,258
Suzuki Motor Corp. (Japan)                            2,030,000          29,975
Toyota Motor Corp. (Japan)                              528,500          17,812
Bayerische Motoren Werke AG (Germany)                   245,000          11,301
Renault SA (France)                                      60,650           4,164
Fuji Heavy Industries Ltd. (Japan)                      500,000           2,421

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.60%

Murata Manufacturing Co., Ltd. (Japan)                  518,700          27,961
Hirose Electric Co., Ltd. (Japan)                       171,000          19,582
Hoya Corp. (Japan)                                      175,000          16,032
Samsung Electro-Mechanics Co., Ltd.(South Korea)        410,000          13,581
Hon Hai Precision Industry Co., Ltd. (Taiwan)         2,400,000           9,449
TDK Corp. (Japan)                                        90,000           6,469
Samsung SDI Co., Ltd. (South Korea)                      50,000           5,898
Orbotech Ltd. (Israel)(1)                               100,000           2,392

                                                 American Funds Insurance Series

INTERNATIONAL FUND

STOCKS

                                                                         MARKET
                                                                          VALUE
                                                          SHARES          (000)
----------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 3.45%

Rohm Co., Ltd. (Japan)                                     369,700     $    43,231
Taiwan Semiconductor Manufacturing Co. Ltd.
   (Taiwan)(1)                                          17,239,843          32,283
Tokyo Electron Ltd. (Japan)                                131,000           9,928
Samsung Electronics Co., Ltd. (South Korea)                 25,000           9,467
Nikon Corp. (Japan)(1)                                     141,000           2,121

WIRELESS TELECOMMUNICATION SERVICES -- 3.01%

Vodafone Group PLC (United Kingdom)                     17,300,000          42,731
KDDI Corp. (Japan)                                           2,723          15,566
America Movil SA de CV, Series L (ADR) (Mexico)            480,000          13,123
China Unicom Ltd. (China)                                7,478,200           6,984
Bouygues SA (France)                                       180,000           6,263

MEDIA -- 2.88%

VNU NV (Netherlands)                                       680,000          21,381
News Corp. Ltd. (ADR) (Australia)                          362,000          13,068
News Corp. Ltd., preferred                                 206,331           1,552
News Corp. Ltd.                                            100,281             904
Mediaset SpA (Italy)                                     1,250,000          14,780
Grupo Televisa, SA, ordinary participation
   certificates (ADR) (Mexico)                             360,000          14,350
Nippon Television Network Corp. (Japan)                     42,000           6,229
Pearson PLC (United Kingdom)                               500,000           5,546
SET Satellite (Singapore) Pte. Ltd. (India)(1,2,3)         800,276           2,198
SET India Ltd. (India)(1,2,3)                               32,200           1,131
KirchMedia GmbH & Co. KGaA, nonvoting
   (Germany)(1,2,3)                                        675,511               -

COMPUTERS & PERIPHERALS -- 2.60%

NEC Corp. (Japan)                                        3,800,000          27,913
Fujitsu Ltd. (Japan)(1)                                  4,550,000          26,772
Quanta Computer Inc. (Taiwan)                            4,078,415          10,043
Quanta Computer Inc. (GDR)(1,2)                            716,000           8,664

TEXTILES, APPAREL & LUXURY GOODS -- 2.24%

Cie. Financiere Richemont AG, units, Class A
   (Switzerland)                                         2,635,406          63,036

CHEMICALS -- 2.23%

Nitto Denko Corp. (Japan)                                  726,200          38,538
Potash Corp. of Saskatchewan Inc. (Canada)                 185,000          15,999
Linde AG (Germany)                                         155,300           8,324

SPECIALTY RETAIL -- 1.88%

Kingfisher PLC (United Kingdom)                          3,404,158          16,908
Dixons Group PLC (United Kingdom)                        6,342,341          15,722
FAST RETAILING CO., LTD. (Japan)                           165,400          10,025
INDITEX SA (Spain)                                         492,777           9,959
Kesa Electricals PLC (United Kingdom)                       96,950             445

FOOD & STAPLES RETAILING -- 1.61%

Wal-Mart de Mexico,SA de CV,Series C (Mexico)            7,080,000          18,968
Coles Myer Ltd. (Australia)                              2,480,578          14,102
Koninklijke Ahold NV (Netherlands)(1)                      930,700           7,056
Woolworths Ltd. (Australia)                                580,126           5,148

PAPER & FOREST PRODUCTS -- 1.41%

UPM-Kymmene Corp. (Finland)                              2,090,000          39,665

AUTO COMPONENTS -- 1.18%

Continental AG (Germany)                                   879,250          33,186

CAPITAL MARKETS -- 1.05%

Deutsche Bank AG (Germany)                                 359,000          29,606

ELECTRIC UTILITIES -- 0.96%

Scottish Power PLC (United Kingdom)                      4,070,984          27,026

THRIFTS & MORTGAGE FINANCE -- 0.94%

Housing Development Finance Corp. Ltd. (India)(2)        1,866,000          26,504

HEALTH CARE PROVIDERS & SERVICES -- 0.92%

Fresenius Medical Care AG, preferred (Germany)             519,000          26,025

INSURANCE -- 0.86%

PartnerRe Holdings Ltd. (Polynational)                     416,300          24,166

CONSTRUCTION MATERIALS -- 0.77%

Holcim Ltd. (Switzerland)                                  250,000          11,597
Cemex, SA de CV, ordinary participation
   certificates, units (ADR) (Mexico)                      381,836          10,004
Cemex, SA de CV, warrants, expire 2004                      92,038             244

AIR FREIGHT & LOGISTICS -- 0.67%

Yamato Transport Co., Ltd. (Japan)                       1,600,000          18,799

AIRLINES -- 0.67%

Ryanair Holdings PLC (ADR) (Ireland)(1)                    260,000          13,166
Ryanair Holdings PLC(1)                                    346,200           2,864
Qantas Airways Ltd. (Australia)                          1,114,100           2,756

DIVERSIFIED FINANCIAL SERVICES -- 0.63%

ING Groep NV (Netherlands)                                 759,310          17,623

HEALTH CARE EQUIPMENT & SUPPLIES -- 0.61%

Smith & Nephew PLC (United Kingdom)                      2,000,000          16,737
Lumenis Ltd. (Israel)(1)                                   355,000             479

OFFICE ELECTRONICS -- 0.58%

Canon, Inc. (Japan)                                        350,000          16,260

                                                 American Funds Insurance Series

INTERNATIONAL FUND

STOCKS

                                                                       MARKET
                                                                        VALUE
                                                       SHARES           (000)
---------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.53%

Daiwa House Industry Co., Ltd. (Japan)                  759,000     $       8,056
Sony Corp. (Japan)                                      200,000             6,908

HOTELS, RESTAURANTS & LEISURE -- 0.52%

Hilton Group PLC (United Kingdom)                     3,648,100            14,622

COMMERCIAL SERVICES & SUPPLIES -- 0.50%

Brambles Industries Ltd. (Australia)                  2,000,000             7,941
Vedior NV (Netherlands)                                 270,200             4,206
Securitas AB, Class B (Sweden)                          155,000             2,087

MACHINERY -- 0.38%

Metso Oyj (Finland)                                     630,000             7,655
Volvo AB, Class B (Sweden)                              100,950             3,082

BUILDING PRODUCTS -- 0.37%

Asahi Glass Co., Ltd. (Japan)                         1,260,000            10,323

MULTILINE RETAIL -- 0.26%

Marui Co., Ltd. (Japan)                                 585,000             7,353

OTHER INDUSTRIES -- 0.58%

Johnson Electric Holdings Ltd. (Hong Kong)            5,000,000             6,377
National Grid Transco PLC (United Kingdom)              800,000             5,710
Kimberly-Clark de Mexico, SA de CV, Class A,
   ordinary participation certificates (Mexico)       1,600,000             4,107
Zhejiang Expressway Co. Ltd., Class H (China)           248,000               174

MISCELLANEOUS -- 3.36%

Other stocks in initial period of acquisition                              94,717
                                                                    -------------
Total stocks (cost: $2,028,557,000)                                     2,561,717
                                                                    -------------

CONVERTIBLE
DEBENTURES -- 0.11%

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)
---------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES -- 0.11%

COLT Telecom Group PLC 2.00% 2006
   (United Kingdom)                                    E2,400               3,193
                                                                    -------------
Total convertible debentures (cost: $3,894,000)                             3,193
                                                                    -------------
Total equity securities (cost: $2,032,451,000)                          2,564,910
                                                                    -------------

BONDS & NOTES-- 0.03%

                                                     PRINCIPAL         MARKET
                                                       AMOUNT           VALUE
                                                       (000)            (000)
---------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.03%

Elektrim Finance BV 2.00% 2005 (Poland)(3)              E842        $         899
                                                                    -------------
Total bonds & notes (cost: $623,000)                                          899
                                                                    -------------

SHORT-TERM SECURITIES -- 8.44%

CORPORATE SHORT-TERM NOTES -- 8.44%

Dexia Delaware LLC 1.06%-1.07%
   due 1/16-1/26/2004(4)                               $  35,000           34,980
Bank of Ireland 1.06%-1.08% due 1/26/2004(2)              35,000           34,973
Asset Securitization Cooperative Corp.
   1.08%-1.10% due 1/6/2004(2)                            29,200           29,195
CBA (Delaware) Finance Inc. 1.07%-1.08%
   due 1/5-1/12/2004                                      25,000           24,993
Danske Corp. 1.07% due 2/18/2004                          25,000           24,963
Toronto-Dominion Holdings USA Inc.
   1.075% due 1/8/2004                                    24,800           24,794
National Australia Funding (DE) Inc. 1.07%
   due 1/12/2004                                          20,000           19,993
Bank of Nova Scotia 1.08% due 1/5/2004                    15,000           14,998
Abbey National North America LLC 1.03%
   due 1/21/2004                                          15,000           14,991
UBS Finance (Delaware) LLC 0.98% due 1/2/2004             13,700           13,699
                                                                    -------------
Total short-term securities (cost: $237,580,000)                          237,579
                                                                    -------------
Total investment securities (cost: $2,270,654,000)                      2,803,388
New Taiwanese Dollar (cost: $1,723,000)              NT$  57,122            1,685
Other assets less liabilities                                              11,216
                                                                    -------------
Net assets                                                          $   2,816,289
                                                                    =============

(1) Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

(3) Valued under fair value procedures adopted by authority of the Board of Trustees.

(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

See Notes to Financial Statements

                                                 American Funds Insurance Series

GROWTH-INCOME FUND

                                    Investment portfolio as of December 31, 2003

STOCKS -- 86.31%
(common & preferred)

                                                                         MARKET
                                                                          VALUE
                                                         SHARES           (000)
----------------------------------------------------------------------------------
OIL & GAS -- 6.76%

Petro-Canada (Canada)                                   4,100,000      $   202,278
Royal Dutch Petroleum Co. (New York registered)
   (Netherlands)                                        1,700,000           89,063
"Shell" Transport and Trading Co., PLC (ADR)
   (United Kingdom)                                       568,900           25,618
"Shell" Transport and Trading Co., PLC                    486,600            3,606
Marathon Oil Corp.                                      3,450,000          114,160
ChevronTexaco Corp.                                     1,070,000           92,437
Devon Energy Corp.                                      1,600,000           91,616
Husky Energy Inc. (Canada)                              2,742,800           49,694
Exxon Mobil Corp.                                       1,200,000           49,200
Unocal Corp.                                              700,000           25,781
Sunoco, Inc.                                              500,000           25,575
Noble Energy, Inc.                                        500,000           22,215
Ashland Inc.                                              450,000           19,827
ConocoPhillips                                            231,511           15,180

PHARMACEUTICALS -- 4.85%

Eli Lilly and Co.                                       1,685,000          118,506
AstraZeneca PLC (ADR) (United Kingdom)                  2,175,550          105,253
AstraZeneca PLC (Sweden)                                  242,000           11,772
Pfizer Inc                                              3,191,500          112,756
Bristol-Myers Squibb Co.                                2,460,000           70,356
Forest Laboratories, Inc.(1)                            1,134,800           70,131
Johnson & Johnson                                         900,000           46,494
Merck & Co., Inc.                                         900,000           41,580
Schering-Plough Corp.                                     944,800           16,430

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.61%

Texas Instruments Inc.                                  3,690,400          108,424
Applied Materials, Inc.(1)                              4,300,000           96,535
Teradyne, Inc.(1)                                       1,925,000           48,991
ASML Holding NV (New York registered)
   (Netherlands)(1)                                     1,200,000           24,060
ASML Holding NV(1)                                        800,000           15,785
Intel Corp.                                               850,000           27,370
Maxim Integrated Products, Inc.                           480,600           23,934
Analog Devices, Inc.                                      500,000           22,825
Altera Corp.(1)                                         1,000,000           22,700
Taiwan Semiconductor Manufacturing Co. Ltd.
   (Taiwan)(1)                                         11,850,000           22,190
KLA-Tencor Corp.(1)                                       300,000           17,601
LSI Logic Corp.(1)                                      1,200,000           10,644

INSURANCE -- 3.55%

American International Group, Inc.                      2,250,000          149,130
Manulife Financial Corp. (Canada)                       2,500,000           80,750
XL Capital Ltd., Class A                                  780,000           60,489
Allstate Corp.                                          1,100,000           47,322
Marsh & McLennan Companies, Inc.                          900,000           43,101
Jefferson-Pilot Corp.                                     600,000           30,390
UnumProvident Corp.                                     1,000,000           15,770
Royal & Sun Alliance Insurance Group PLC
   (United Kingdom)                                     4,500,000            7,082

COMMERCIAL BANKS -- 3.54%

Wells Fargo & Co.                                       1,920,000          113,069
HSBC Holdings PLC (ADR) (United Kingdom)                1,043,250           82,229
Bank of America Corp.                                     815,000           65,550
FleetBoston Financial Corp.                               950,000           41,467
PNC Financial Services Group, Inc.                        550,000           30,101
City National Corp.                                       475,000           29,507
SunTrust Banks, Inc.                                      350,000           25,025
Wachovia Corp.                                            430,000           20,034
SMFG Finance (Cayman) Ltd. 2.25%
   mandatorily exchangeable preferred 2005,
   units (Japan)                                      720,000,000           12,552
BANK ONE CORP.                                            183,012            8,344
Mitsubishi Tokyo Financial Group, Inc.
   (ADR) (Japan)                                          600,000            4,698

MULTILINE RETAIL -- 3.50%

Kohl's Corp.(1)                                         3,850,000          173,019
Target Corp.                                            2,700,000          103,680
Dollar General Corp.                                    4,600,000           96,554
Federated Department Stores, Inc.                         950,000           44,773
May Department Stores Co.                                 350,000           10,174

MEDIA -- 3.29%

Time Warner Inc. (formerly AOL Time
   Warner Inc.)(1)                                      7,950,000          143,020
Interpublic Group of Companies, Inc.(1)                 4,787,600           74,687
News Corp. Ltd., preferred (ADR) (Australia)            2,375,000           71,844
Gannett Co., Inc.                                         300,000           26,748
Comcast Corp., Class A, special nonvoting stock(1)        800,000           25,024
Clear Channel Communications, Inc.                        500,000           23,415
Dow Jones & Co., Inc.                                     450,000           22,432
Fox Entertainment Group, Inc., Class A(1)                 500,000           14,575

HEALTH CARE PROVIDERS & SERVICES -- 3.12%

HCA Inc.                                                2,655,000          114,059
WellPoint Health Networks Inc., Class A(1)              1,100,000          106,689
Cardinal Health, Inc.                                     900,000           55,044
CIGNA Corp.                                               800,000           46,000
Aetna Inc.                                                555,100           37,514
Service Corp. International(1)                          4,000,000           21,560

COMMERCIAL SERVICES & SUPPLIES -- 2.90%

Allied Waste Industries, Inc.(1)                        9,641,800          133,828
Pitney Bowes Inc.                                       1,382,200           56,145
ServiceMaster Co.                                       4,800,000           55,920
Avery Dennison Corp.                                      900,000           50,418
Robert Half International Inc.(1)                       1,500,000           35,010
IKON Office Solutions, Inc.                             2,000,000           23,720

COMPUTERS & PERIPHERALS -- 2.73%

Hewlett-Packard Co.                                     6,600,000          151,602
International Business Machines Corp.                   1,400,000          129,752

                                                 American Funds Insurance Series

GROWTH-INCOME FUND

STOCKS

                                                                       MARKET
                                                                        VALUE
                                                       SHARES           (000)
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS (continued)

EMC Corp.(1)                                          2,300,000      $    29,716
Dell Inc. (formerly Dell Computer Corp.)(1)             650,000           22,074

CAPITAL MARKETS -- 2.67%

J.P. Morgan Chase & Co.                               6,300,000          231,399
Bank of New York Co., Inc.                            2,000,000           66,240
Deutsche Bank AG (Germany)                              350,000           28,863

SPECIALTY RETAIL -- 2.37%

Lowe's Companies, Inc.                                3,250,000          180,017
Gap, Inc.                                             2,500,000           58,025
Limited Brands, Inc.                                  1,500,000           27,045
Circuit City Stores, Inc.                             2,400,000           24,312

AEROSPACE & DEFENSE -- 2.35%

General Dynamics Corp.                                  950,000           85,870
Northrop Grumman Corp.                                  834,990           79,825
United Technologies Corp.                               623,200           59,061
Lockheed Martin Corp.                                   700,000           35,980
Raytheon Co.                                            900,000           27,036

THRIFTS & MORTGAGE FINANCE -- 2.35%

Fannie Mae                                            2,900,000          217,674
Freddie Mac                                             810,000           47,239
MGIC Investment Corp.                                   400,000           22,776

FOOD & STAPLES RETAILING -- 2.22%

Walgreen Co.                                          3,100,000          112,778
Wal-Mart Stores, Inc.                                 1,600,000           84,880
Albertson's, Inc.                                     3,240,000           73,386

IT SERVICES -- 2.06%

Electronic Data Systems Corp.                         2,660,000           65,276
Ceridian Corp.(1)                                     2,000,000           41,880
First Data Corp.                                      1,000,000           41,090
Concord EFS, Inc.(1)                                  2,000,000           29,680
Computer Sciences Corp.(1)                              650,000           28,749
Automatic Data Processing, Inc.                         650,000           25,747
Sabre Holdings Corp., Class A                           900,000           19,431

INDUSTRIAL CONGLOMERATES -- 1.90%

General Electric Co.                                  4,500,000          139,410
Tyco International Ltd.                               3,500,000           92,750

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.69%

AT&T Corp.                                            3,865,000           78,460
Sprint Corp. - FON Group                              4,600,000           75,532
BellSouth Telecommunications, Inc.                    1,200,000           33,960
SBC Communications Inc.                                 700,000           18,249

COMMUNICATIONS EQUIPMENT -- 1.65%

Cisco Systems, Inc.(1)                                6,742,600          163,778
Nokia Corp. (ADR) (Finland)                           2,250,000           38,250

CONSUMER FINANCE -- 1.57%

Capital One Financial Corp.                           1,250,000           76,613
MBNA Corp.                                            2,000,000           49,700
American Express Co.                                    700,000           33,761
Providian Financial Corp.(1)                          2,750,000           32,010

FOOD PRODUCTS -- 1.55%

Sara Lee Corp.                                        3,000,000           65,130
Del Monte Foods Co.(1)                                3,985,276           41,447
Unilever NV (New York registered) (Netherlands)         500,000           32,450
General Mills, Inc.                                     700,000           31,710
H.J. Heinz Co.                                          500,000           18,215

SOFTWARE -- 1.54%

Microsoft Corp.                                       4,090,000          112,639
Oracle Corp.(1)                                       4,370,000           57,684
PeopleSoft, Inc.(1)                                     800,000           18,240

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.35%

Sanmina-SCI Corp.(1)                                  5,000,000           63,050
Flextronics International Ltd. (Singapore)(1)         3,550,000           52,682
Solectron Corp.(1)                                    5,750,000           33,983
Jabil Circuit, Inc.(1)                                  550,000           15,565

ROAD & RAIL -- 1.35%

Norfolk Southern Corp.                                4,275,500          101,116
Burlington Northern Santa Fe Corp.                    1,659,500           53,685
Union Pacific Corp.                                     150,000           10,422

PERSONAL PRODUCTS -- 1.30%

Avon Products, Inc.                                   2,225,000          150,165
Estee Lauder Companies Inc., Class A                    225,000            8,834

CHEMICALS -- 1.20%

Dow Chemical Co.                                      1,590,000           66,096
Air Products and Chemicals, Inc.                      1,250,000           66,038
Millennium Chemicals Inc.                             1,150,000           14,582

WIRELESS TELECOMMUNICATION SERVICES -- 1.17%

Sprint Corp. - PCS Group, Series 1(1)                10,600,000           59,572
AT&T Wireless Services, Inc.(1)                       7,000,000           55,930
Nextel Communications, Inc., Class A(1)               1,000,000           28,060

TOBACCO -- 1.15%

Altria Group, Inc.                                    2,575,000          140,132

AUTO COMPONENTS -- 1.06%

Magna International Inc., Class A (Canada)            1,220,000           97,661
Dana Corp.                                            1,731,800           31,779

                                                 American Funds Insurance Series

GROWTH-INCOME FUND

STOCKS

                                                                     MARKET
                                                                      VALUE
                                                      SHARES          (000)
------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.00%

Bowater Inc.                                          945,000      $    43,763
International Paper Co.                               850,000           36,644
Weyerhaeuser Co.                                      350,000           22,400
Georgia-Pacific Corp., Georgia-Pacific Group          439,660           13,484
MeadWestvaco Corp.                                    200,000            5,950

ELECTRIC UTILITIES -- 0.99%

Dominion Resources, Inc.                              675,000           43,085
Progress Energy, Inc.                                 450,000           20,367
FirstEnergy Corp.                                     400,000           14,080
Xcel Energy Inc.                                      750,000           12,735
TECO Energy, Inc.                                     750,000           10,808
American Electric Power Co., Inc.                     345,900           10,553
FPL Group, Inc.                                       150,000            9,813

INTERNET & CATALOG RETAIL -- 0.83%

eBay Inc.(1)                                        1,200,000           77,508
InterActiveCorp(1)                                    700,000           23,751

METALS & MINING -- 0.77%

Rio Tinto PLC (United Kingdom)                      2,300,000           63,291
Phelps Dodge Corp.(1)                                 400,000           30,436

DIVERSIFIED FINANCIAL SERVICES -- 0.75%

Citigroup Inc.                                      1,550,050           75,239
Principal Financial Group, Inc.                       500,000           16,535

HEALTH CARE EQUIPMENT & SUPPLIES -- 0.75%

Applera Corp. - Applied Biosystems Group            3,284,600           68,024
Becton, Dickinson and Co.                             570,000           23,450

MULTI-UTILITIES & UNREGULATED POWER -- 0.71%

Duke Energy Corp.                                   3,200,000           65,440
Calpine Corp.(1)                                    4,500,000           21,645

HOTELS, RESTAURANTS & LEISURE -- 0.71%

Carnival Corp., units                               1,300,000           51,649
McDonald's Corp.                                    1,400,000           34,762

ENERGY EQUIPMENT & SERVICES -- 0.70%

Schlumberger Ltd.                                   1,400,000           76,608
Halliburton Co.                                       350,000            9,100

TEXTILES, APPAREL & LUXURY GOODS -- 0.66%

VF Corp.                                              700,000           30,268
Jones Apparel Group, Inc.                             750,000           26,423
NIKE, Inc., Class B                                   350,000           23,961

AUTOMOBILES -- 0.61%

General Motors Corp.                                1,400,000           74,760

HOUSEHOLD PRODUCTS -- 0.60%

Kimberly-Clark Corp.                                  640,000           37,818
Procter & Gamble Co.                                  350,000           34,958

MACHINERY -- 0.57%

Ingersoll-Rand Co. Ltd., Class A                      525,000           35,637
Illinois Tool Works Inc.                              400,000           33,564

INTERNET SOFTWARE & SERVICES -- 0.55%

Yahoo! Inc.(1)                                      1,500,000           67,755

CONTAINERS & PACKAGING -- 0.52%

Sonoco Products Co.                                 1,000,000           24,620
Packaging Corp. of America                            750,000           16,395
Temple-Inland Inc.                                    200,000           12,534
Crown Cork & Seal Co., Inc.(1)                      1,150,000           10,419

BIOTECHNOLOGY -- 0.46%

Biogen Idec Inc. (formerly Biogen Inc.)(1)          1,522,250           55,988

REAL ESTATE -- 0.42%

Boston Properties, Inc.                               500,000           24,095
Equity Residential                                    700,000           20,657
Plum Creek Timber Co., Inc.                           205,500            6,258

BEVERAGES -- 0.29%

Coca-Cola Co.                                         700,000           35,525

OTHER INDUSTRIES -- 0.43%

Southwest Airlines Co.                              1,500,000           24,210
Emerson Electric Co.                                  350,000           22,663
United Parcel Service, Inc., Class B                  100,000            7,455

MISCELLANEOUS -- 3.64%

Other stocks in initial period of acquisition                          444,832
                                                                   -----------
Total stocks (cost: $8,647,413,000)                                 10,551,707
                                                                   -----------

                                               American Funds Insurance Series

GROWTH-INCOME FUND

                                                          PRINCIPAL         MARKET
                                                           AMOUNT            VALUE
                                                           (000)             (000)
--------------------------------------------------------------------------------------
CONVERTIBLE
DEBENTURES-- 0.90%
COMMUNICATIONS EQUIPMENT -- 0.74%

Lucent Technologies Inc. 8.00% 2031                         $ 84,123     $     90,537

PHARMACEUTICALS -- 0.16%

Sepracor Inc. 5.00% 2007                                      20,000            19,275
                                                                         -------------
Total convertible debentures (cost: $111,387,000)                              109,812
                                                                         -------------
Total equity securities (cost: $8,758,800,000)                              10,661,519
                                                                         -------------

SHORT-TERM SECURITIES -- 12.97%

CORPORATE SHORT-TERM NOTES -- 10.70%

CAFCO, LLC 1.04%-1.10% due 1/6-2/17/2004(2)                  108,600           108,506
BellSouth Corp. 1.03%-1.04% due 1/5-1/15/2004(2)              96,575            96,541
Three Pillars Funding Corp. 1.08%
   due 1/14-2/17/2004(2)                                      88,200            88,143
E.I. DuPont de Nemours & Co. 1.02%-1.05%
   due 1/14-2/10/2004                                         75,000            74,933
Preferred Receivables Funding Corp.
   1.08%-1.09% due 1/6-3/22/2004(2)                           75,000            74,919
Coca-Cola Co. 1.02%-1.03% due 1/23-2/19/2004                  75,000            74,918
Gannett Co. 1.02%-1.03% due 1/8-1/29/2004(2)                  73,400            73,373
SBC International Inc. 1.03%-1.05%
   due 1/13-2/12/2004(2)                                      68,000            67,971
Pfizer Inc 1.03%-1.04% due 1/9-1/27/2004(2)                   62,200            62,163
Netjets Inc. 1.06% due 1/15-2/3/2004(2)                       55,000            54,955
Receivables Capital Corp. 1.08% due 1/12-1/15/2004(2)         50,000            49,980
Triple-A One Funding Corp. 1.08%-1.10%
   due 1/5-1/21/2004(2)                                       45,000            44,986
IBM Credit Corp. 1.02% due 1/14/2004                          45,000            44,982
Procter & Gamble Co. 1.01%-1.02%
   due 1/16-1/23/2004(2)                                      41,000            40,979
Caterpillar Financial Services Corp.
   1.02%-1.04% due 1/20-3/11/2004                             40,800            40,760
Verizon Network Funding Corp. 1.03%
   due 1/23-2/4/2004                                          36,000            35,973
ChevronTexaco Corp.1.02%-1.03% due 1/6-1/12/2004              35,000            34,993
Johnson & Johnson 1.00% due 1/9/2004(2)                       25,000            24,993
New Center Asset Trust 1.07% due 1/12/2004                    25,000            24,991
Merck & Co. Inc. 1.01% due 1/21/2004                          25,000            24,985
FCAR Owner Trust I 1.09% due 1/26/2004                        25,000            24,980
Medtronic Inc. 1.03% due 1/16/2004(2)                         20,000            19,991
Clorox Co. 1.04% due 1/16/2004                                20,000            19,991
Golden Peanut Co., LLC 1.06%-1.07%
   due 1/7-2/9/2004                                           20,000            19,983
Harvard University 1.03% due 1/29/2004                        20,000            19,982
Harley-Davidson Funding Corp.1.04% due 1/8/2004(2)            15,000            14,996
Archer Daniels Midland Co. 1.08% due 1/21/2004(2)             15,000            14,991
Variable Funding Capital Corp. 0.97% due 1/2/2004(2)          14,300            14,299
AIG Funding, Inc. 1.05% due 1/9/2004                          10,000             9,997
Yale University 1.09% due 1/13/2004                            5,000             4,998

CERTIFICATES OF DEPOSIT -- 1.23%

State Street Bank & Trust 1.05%-1.06%
   due 1/8-2/4/2004                                          100,000            99,999
Wells Fargo & Co. 1.04% due 1/7/2004                          50,000            50,000

U.S. TREASURIES -- 1.04%

U.S. Treasury Bills 0.835%-0.915%
   due 1/22-2/26/2004                                        127,500           127,401
                                                                         -------------
Total short-term securities (cost: $1,585,650,000)                           1,585,652
                                                                         -------------
Total investment securities (cost: $10,344,450,000)                         12,247,171
New Taiwanese Dollar (cost: $4,045,000)                   NT$139,371             4,110
Other assets less liabilities                                                  (25,495)
                                                                         -------------
Net assets                                                               $  12,225,786
                                                                         =============

(1) Security did not produce income during the last 12 months.

(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements

                                                 American Funds Insurance Series

                    This page was intentionally left blank.

                                                 American Funds Insurance Series

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES

                                                                                                        Global
                                                                         Global        Global           Small
                                                                       Discovery       Growth       Capitalization       Growth
                                                                          Fund          Fund             Fund             Fund
                                                                      -----------    -----------    --------------    ------------
ASSETS:
Investment securities at market                                       $    40,609    $ 1,272,131    $      832,620    $ 10,983,978
Cash denominated in non-U.S. currencies                                        10            448               387           2,747
Cash                                                                           94             87                17             102
Receivables for:
   Sales of investments                                                         -            309             1,111          17,480
   Sales of fund's shares                                                      40            847             1,874          10,797
   Open forward currency contracts                                              -              -                 -               -
   Dividends and interest                                                      19          2,033               721           7,666
Other assets                                                                    -              -                46               1
                                                                      -----------    -----------    --------------    ------------
                                                                           40,772      1,275,855           836,776      11,022,771
                                                                      -----------    -----------    --------------    ------------
LIABILITIES:
Payables for:
   Purchases of investments                                                    23          4,861             4,674          28,398
   Repurchases of fund's shares                                                 3            243               856           5,308
   Open forward currency contracts                                              -              -                 -               -
   Investment advisory services                                                19            657               526           3,185
   Services provided by affiliates                                              5            219               133           1,428
   Deferred Trustees' compensation                                              -             19                 8             366
   Other fees and expenses                                                      1             56             2,691             143
                                                                      -----------    -----------    --------------    ------------
                                                                               51          6,055             8,888          38,828
                                                                      -----------    -----------    --------------    ------------
NET ASSETS AT DECEMBER 31, 2003 (Total: $36,329,216)                  $    40,721    $ 1,269,800    $      827,888    $ 10,983,943
                                                                      ===========    ===========    ==============    ============
Investment securities and cash denominated in non-U.S
   currencies at cost                                                 $    36,025    $ 1,059,844    $      653,021    $  8,925,213
                                                                      ===========    ===========    ==============    ============

NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                      $    37,025    $ 1,268,020    $      809,728    $  9,915,766
Undistributed (distributions in excess of) net investment income              (11)         6,162            (2,617)          6,089
Accumulated net realized loss                                                (887)      (217,142)         (156,553)       (999,439)
Net unrealized appreciation                                                 4,594        212,760           177,330       2,061,527
                                                                      -----------    -----------    --------------    ------------
NET ASSETS AT DECEMBER 31, 2003                                       $    40,721    $ 1,269,800    $      827,888    $ 10,983,943
                                                                      ===========    ===========    ==============    ============

Shares of beneficial interest issued and outstanding -- unlimited shares authorized:
Class 1:

   Net assets (Total: $12,243,173)                                    $    17,327    $   188,116    $      163,340    $  3,877,129
   Shares outstanding                                                       1,743         12,295            11,545          84,765
   Net asset value per share                                          $      9.94    $     15.30    $        14.15    $      45.74
Class 2:
   Net assets (Total: $24,086,043)                                    $    23,394    $ 1,081,684    $      664,548    $  7,106,814
   Shares outstanding                                                       2,358         70,946            47,185         156,177
   Net asset value per share                                          $      9.92    $     15.25    $        14.08    $      45.50

See Notes to Financial Statements

                                                 American Funds Insurance Series

                                                            At December 31, 2003
                     (dollars and shares in thousands, except per-share amounts)

                                                                                                        U.S.
                               Blue Chip                                                  High-      Government/
                    New       Income and      Growth-        Asset                       Income       AAA-Rated       Cash
International      World        Growth        Income       Allocation       Bond          Bond        Securities   Management
    Fund           Fund          Fund          Fund           Fund          Fund          Fund          Fund          Fund
-------------   -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------
  $ 2,803,388   $   272,726   $ 1,594,059   $ 12,247,171   $ 3,309,261   $ 1,483,830   $   718,177   $   697,363   $   203,648
        1,685           100             -          4,110             -             -             -             -             -
           54            58           194             69           117            60            42            93             8

       14,890           457         2,083         27,764         9,957         2,511           421         7,136             -
        2,261            69         3,055         11,409         2,905           433           196            20           172
            -             -             -              -           935             -             -             -             -
        3,851         1,284         1,665         13,820        14,976        20,391        12,310         4,807             -
            -             -             -              2             -             -             1             1             -
  -----------   -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------
    2,826,129       274,694     1,601,056     12,304,345     3,338,151     1,507,225       731,147       709,420       203,828
  -----------   -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------

        6,171         1,196         3,170         68,226       110,190        12,937           502        62,209             -
        1,103           156             -          5,204           287           212           119           808         1,626
            -             -             -              -         1,001             -             -             -             -
        1,275           186           607          3,074         1,011           552           302           252            80
          277            45           297          1,578           468           266            66            58            21
          178             2             3            431            95            14            46            38            19
          836         1,863             4             46            13             6             3             2             -
  -----------   -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------
        9,840         3,448         4,081         78,559       113,065        13,987         1,038        63,367         1,746
  -----------   -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------
  $ 2,816,289   $   271,246   $ 1,596,975   $ 12,225,786   $ 3,225,086   $ 1,493,238   $   730,109   $   646,053   $   202,082
  ===========   ===========   ===========   ============   ===========   ===========   ===========   ===========   ===========
  $ 2,272,377   $   216,228   $ 1,383,508   $ 10,348,495   $ 2,974,170   $ 1,407,425   $   670,844   $   679,227   $   203,648
  ===========   ===========   ===========   ============   ===========   ===========   ===========   ===========   ===========

  $ 2,703,347   $   241,147   $ 1,398,996   $ 10,614,208   $ 2,943,505   $ 1,379,533   $   793,908   $   609,866   $   200,614
       (9,732)        2,968        13,422         23,162        13,442        59,912        46,096        28,861         1,468
     (409,482)      (27,633)      (25,994)      (314,372)      (66,874)      (22,700)     (157,314)      (10,810)            -
      532,156        54,764       210,551      1,902,788       335,013        76,493        47,419        18,136             -
  -----------   -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------
  $ 2,816,289   $   271,246   $ 1,596,975   $ 12,225,786   $ 3,225,086   $ 1,493,238   $   730,109   $   646,053   $   202,082
  ===========   ===========   ===========   ============   ===========   ===========   ===========   ===========   ===========

  $ 1,431,221   $    47,159   $   106,850   $ 4,401,792    $   911,274   $   212,711   $   410,654   $   372,941   $   102,659
      106,751         3,934        11,357       130,962         62,518        18,756        32,744        30,464         9,275
  $     13.41   $     11.99   $      9.41   $     33.61    $     14.58   $     11.34   $     12.54   $     12.24   $     11.07

  $ 1,385,068   $   224,087   $ 1,490,125   $ 7,823,994    $ 2,313,812   $ 1,280,527   $   319,455   $   273,112   $    99,423
      103,402        18,772       159,128       233,709        159,428       113,663        25,609        22,443         9,014
  $     13.39   $     11.94   $      9.36   $     33.48    $     14.51   $     11.27   $     12.47   $     12.17   $     11.03

                                                 American Funds Insurance Series

STATEMENT OF OPERATIONS

                                                                                                         Global
                                                                          Global        Global           Small
                                                                        Discovery       Growth       Capitalization      Growth
                                                                          Fund           Fund             Fund            Fund
                                                                       -----------    -----------    --------------    -----------
INVESTMENT INCOME:
Income (net of non-U.S. withholding tax):
   Interest                                                            $        82    $     2,320    $          551    $     9,499
   Dividends                                                                   232         12,589             3,742         54,634
                                                                       -----------    -----------    --------------    -----------
                                                                               314         14,909             4,293         64,133
                                                                       -----------    -----------    --------------    -----------
Fees and expenses:
   Investment advisory services                                                158          5,992             4,277         29,609
   Distribution services -- Class 2                                              35          1,892             1,032         11,452
   Transfer agent services                                                       -              2                 1             15
   Reports to shareholders                                                       1             30                17            262
   Registration statement and prospectus                                         1             15                 9            132
   Postage, stationery and supplies                                              1             15                 9            135
   Trustees' compensation                                                        -             13                 7            165
   Auditing and legal                                                            -             14                 9            100
   Custodian                                                                     4            266               119            606
   State and local taxes                                                         -             11                 6             91
   Other                                                                         2              9                15             29
   Expense waiver                                                                -              -                 -              -
                                                                       -----------    -----------    --------------    -----------
                                                                               202          8,259             5,501         42,596
                                                                       -----------    -----------    --------------    -----------
Net investment income (loss)                                                   112          6,650            (1,208)        21,537
                                                                       -----------    -----------    --------------    -----------
NET REALIZED GAIN (LOSS) AND UNREALIZED APPRECIATION (DEPRECIATION)
   ON INVESTMENTS AND NON-U.S. CURRENCY:
Net realized gain (loss) on:
   Investments                                                                 347        (38,122)           (1,493)       213,484
   Non-U.S. currency transactions                                              (10)          (279)             (123)          (143)
                                                                       -----------    -----------    --------------    -----------
                                                                               337        (38,401)           (1,616)       213,341
                                                                       -----------    -----------    --------------    -----------
Net unrealized appreciation (depreciation) on:
   Investments                                                               8,358        327,436           242,948      2,320,993
   Non-U.S. currency translations                                                -              1                (6)            18
                                                                       -----------    -----------    --------------    -----------
                                                                             8,358        327,437           242,942      2,321,011
                                                                       -----------    -----------    --------------    -----------
Net realized gain (loss) and unrealized appreciation (depreciation)
   on investments and non-U.S. currency                                      8,695        289,036           241,326      2,534,352
                                                                       -----------    -----------    --------------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $     8,807    $   295,686    $      240,118    $ 2,555,889
                                                                       ===========    ===========    ==============    ===========

See Notes to Financial Statements

                                                 American Funds Insurance Series

                                            For the year ended December 31, 2003
                                                          (dollars in thousands)

                                                                                                             U.S.
                                Blue Chip                                                    High-       Government/
                     New        Income and      Growth-         Asset                        Income        AAA-Rated        Cash
International       World        Growth         Income       Allocation        Bond           Bond        Securities     Management
    Fund            Fund          Fund           Fund           Fund           Fund           Fund           Fund           Fund
-------------    ----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$       5,048    $    2,593    $       957    $    14,474    $    46,489    $    67,879    $    48,698    $    31,934    $     3,066
       37,489         3,379         19,259        147,231         36,749            774          3,253              -              -
-------------    ----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       42,537         5,972         20,216        161,705         83,238         68,653         51,951         31,934          3,066
-------------    ----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

       12,178         1,653          4,707         29,648          9,628          5,537          3,141          3,428          1,207
        2,213           392          2,162         12,978          3,897          2,498            619            752            288
            4             -              2             17              4              2              1              1              1
           69             6             29            299             79             41             21             27             10
           33             4             14            151             38             21             11             14              5
           37             3             14            155             40             21             11             15              5
           63             3              9            192             46             16             17             18              8
           31             3              9            117             29             21              9             14              5
          896           109             19            212             58             30             17             17              5
           26             2              8            108             28             16              8             13              5
           22            11              1             59             44              3              2              2              1
            -             -           (181)             -              -              -              -              -              -
-------------    ----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       15,572         2,186          6,793         43,936         13,891          8,206          3,857          4,301          1,540
-------------    ----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       26,965         3,786         13,423        117,769         69,347         60,447         48,094         27,633          1,526
-------------    ----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

     (122,835)       (1,187)       (19,257)      (201,125)        (5,989)          (860)       (24,171)         4,691              2
       (1,571)          (50)             -             86           (339)            74             73              -              -
-------------    ----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
     (124,406)       (1,237)       (19,257)      (201,039)        (6,328)          (786)       (24,098)         4,691              2
-------------    ----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

      786,550        66,197        291,026      2,763,216        438,644         84,057        136,890        (14,043)             -
            1            (4)             -              4            (42)            29             22              -              -
-------------    ----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
      786,551        66,193        291,026      2,763,220        438,602         84,086        136,912        (14,043)             -
-------------    ----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

      662,145        64,956        271,769      2,562,181        432,274         83,300        112,814         (9,352)             2
-------------    ----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
$     689,110    $   68,742    $   285,192    $ 2,679,950    $   501,621    $   143,747    $   160,908    $    18,281    $     1,528
=============    ==========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

                                                 American Funds Insurance Series

Statement of changes in net assets

                                                                                    Global Discovery Fund
                                                                                 ---------------------------
                                                                                  Year ended     Year ended
                                                                                 December 31,   December 31,
                                                                                     2003           2002
                                                                                 ------------   ------------
OPERATIONS:
Net investment income (loss)                                                     $        112   $        107
Net realized gain (loss) on investments and non-U.S. currency transactions                337         (1,140)
Net unrealized appreciation (depreciation) on investments and non-U.S. currency         8,358         (3,203)
translations
                                                                                 ------------   ------------
     Net increase (decrease) in net assets resulting from operations                    8,807         (4,236)
                                                                                 ------------   ------------
DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
Dividends from net investment income:
          Class 1                                                                         (61)           (69)
          Class 2                                                                         (46)           (42)
                                                                                 ------------   ------------
             Total dividends from net investment income                                  (107)          (111)
                                                                                 ------------   ------------
Distributions from net realized gain on investments:
     Short-term net realized gains:
          Class 1                                                                          --             --
          Class 2                                                                          --             --
                                                                                 ------------   ------------
             Total distributions from net realized gain on investments                     --             --
                                                                                 ------------   ------------
     Total dividends and distributions paid to shareholders                              (107)          (111)
                                                                                 ------------   ------------
CAPITAL SHARE TRANSACTIONS:
     Class 1:
          Proceeds from shares sold                                                    10,715          3,465
          Proceeds from reinvestment of dividends and distributions                        61             69
          Cost of shares repurchased                                                   (7,995)        (1,972)
                                                                                 ------------   ------------
             Net increase (decrease) from Class 1 transactions                          2,781          1,562
                                                                                 ------------   ------------
     Class 2:
          Proceeds from shares sold                                                    13,297         10,424
          Proceeds from reinvestment of dividends and distributions                        46             42
          Cost of shares repurchased                                                   (3,319)        (4,019)
                                                                                 ------------   ------------
             Net increase (decrease) from Class 2 transactions                         10,024          6,447
                                                                                 ------------   ------------
     Net increase (decrease) in net assets resulting from capital
          share transactions                                                           12,805          8,009
                                                                                 ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                21,505          3,662
NET ASSETS:
Beginning of period                                                                    19,216         15,554
                                                                                 ------------   ------------
End of period                                                                    $     40,721   $     19,216
                                                                                 ============   ============
Undistributed (distributions in excess of) net investment income                 $        (11)  $         (6)
                                                                                 ============   ============
SHARES OF BENEFICIAL INTEREST:
     Class 1:
          Shares sold                                                                   1,274            431
          Shares issued on reinvestment of dividends and distributions                      6              9
          Shares repurchased                                                             (966)          (242)
                                                                                 ------------   ------------
             Net increase (decrease) in shares outstanding                                314            198
                                                                                 ============   ============
     Class 2:
          Shares sold                                                                   1,525          1,285
          Shares issued on reinvestment of dividends and distributions                      5              6
          Shares repurchased                                                             (392)          (512)
                                                                                 ------------   ------------
             Net increase (decrease) in shares outstanding                              1,138            779
                                                                                 ============   ============

                                                                                      Global Growth Fund
                                                                                 ---------------------------
                                                                                  Year ended     Year ended
                                                                                 December 31,   December 31,
                                                                                     2003           2002
                                                                                 ------------  -------------
OPERATIONS:
Net investment income (loss)                                                     $      6,650  $       4,112
Net realized gain (loss) on investments and non-U.S. currency transactions            (38,401)       (67,220)
Net unrealized appreciation (depreciation) on investments and non-U.S. currency       327,437        (61,702)
translations
                                                                                 ------------  -------------
     Net increase (decrease) in net assets resulting from operations                  295,686       (124,810)
                                                                                 ------------  -------------
DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
Dividends from net investment income:
          Class 1                                                                        (944)        (2,097)
          Class 2                                                                      (3,011)        (5,278)
                                                                                 ------------  -------------
             Total dividends from net investment income                                (3,955)        (7,375)
                                                                                 ------------  -------------
Distributions from net realized gain on investments:
     Short-term net realized gains:
          Class 1                                                                          --             --
          Class 2                                                                          --             --
                                                                                 ------------  -------------
             Total distributions from net realized gain on investments                     --             --
                                                                                 ------------  -------------
     Total dividends and distributions paid to shareholders                            (3,955)        (7,375)
                                                                                 ------------  -------------
CAPITAL SHARE TRANSACTIONS:
     Class 1:
          Proceeds from shares sold                                                     7,365          9,896
          Proceeds from reinvestment of dividends and distributions                       944          2,097
          Cost of shares repurchased                                                  (19,824)       (43,292)
                                                                                 ------------  -------------
             Net increase (decrease) from Class 1 transactions                        (11,515)       (31,299)
                                                                                 ------------  -------------
     Class 2:
          Proceeds from shares sold                                                   275,010        184,819
          Proceeds from reinvestment of dividends and distributions                     3,011          5,278
          Cost of shares repurchased                                                  (32,091)       (97,599)
                                                                                 ------------  -------------
             Net increase (decrease) from Class 2 transactions                        245,930         92,498
                                                                                 ------------  -------------
     Net increase (decrease) in net assets resulting from capital
          share transactions                                                          234,415         61,199
                                                                                 ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               526,146        (70,986)
NET ASSETS:
Beginning of period                                                                   743,654        814,640
                                                                                 ------------  -------------
End of period                                                                    $  1,269,800  $     743,654
                                                                                 ============  =============
Undistributed (distributions in excess of) net investment income                 $      6,162  $       3,812
                                                                                 ============  =============
SHARES OF BENEFICIAL INTEREST:
     Class 1:
          Shares sold                                                                     546            786
          Shares issued on reinvestment of dividends and distributions                     75            174
          Shares repurchased                                                           (1,671)        (3,649)
                                                                                 ------------  -------------
             Net increase (decrease) in shares outstanding                             (1,050)        (2,689)
                                                                                 ============  =============
     Class 2:
          Shares sold                                                                  21,120         15,330
          Shares issued on reinvestment of dividends and distributions                    239            438
          Shares repurchased                                                           (2,717)        (8,278)
                                                                                 ------------  -------------
             Net increase (decrease) in shares outstanding                             18,642          7,490
                                                                                 ============  =============

See Notes to Financial Statements

                                                 American Funds Insurance Series

                                               (dollars and shares in thousands)

Global Small Capitalization Fund             Growth Fund                 International Fund
--------------------------------    ----------------------------    ----------------------------
 Year ended          Year ended      Year ended      Year ended      Year ended      Year ended
December 31,        December 31,    December 31,    December 31,    December 31,    December 31,
   2003                2002             2003            2002            2003             2002
------------        ------------    ------------    ------------    ------------    ------------
$     (1,208)       $       (537)   $     21,537    $     14,211    $     26,965    $     27,076
      (1,616)            (42,222)        213,341        (842,068)       (124,406)       (105,154)
     242,942             (49,037)      2,321,011      (1,219,011)        786,551        (261,456)
------------        ------------    ------------    ------------    ------------    ------------
     240,118             (91,796)      2,555,889      (2,046,868)        689,110        (339,534)
------------        ------------    ------------    ------------    ------------    ------------

        (987)             (1,247)        (13,122)         (7,669)        (19,844)        (24,823)
      (2,385)             (2,110)         (6,452)           (980)        (14,770)         (9,015)
------------        ------------    ------------    ------------    ------------    ------------
      (3,372)             (3,357)        (19,574)         (8,649)        (34,614)        (33,838)
------------        ------------    ------------    ------------    ------------    ------------

          --                  --              --              --              --              --
          --                  --              --              --              --              --
------------        ------------    ------------    ------------    ------------    ------------
          --                  --              --              --              --              --
------------        ------------    ------------    ------------    ------------    ------------
      (3,372)             (3,357)        (19,574)         (8,649)        (34,614)        (33,838)
------------        ------------    ------------    ------------    ------------    ------------

      18,764              22,483          14,458          25,892           4,120          47,701
         987               1,247          13,122           7,669          19,844          24,823
     (18,216)            (35,574)       (426,449)       (840,654)       (192,939)       (346,153)
------------        ------------    ------------    ------------    ------------    ------------
       1,535             (11,844)       (398,869)       (807,093)       (168,975)       (273,629)
------------        ------------    ------------    ------------    ------------    ------------

     234,453             238,713       2,696,826       1,134,072         764,198       1,637,336
       2,385               2,110           6,452             980          14,770           9,015
     (44,802)           (159,310)        (60,699)       (212,930)       (320,176)     (1,527,470)
------------        ------------    ------------    ------------    ------------    ------------
     192,036              81,513       2,642,579         922,122         458,792         118,881
------------        ------------    ------------    ------------    ------------    ------------
     193,571              69,669       2,243,710         115,029         289,817        (154,748)
------------        ------------    ------------    ------------    ------------    ------------
     430,317             (25,484)      4,780,025      (1,940,488)        944,313        (528,120)

     397,571             423,055       6,203,918       8,144,406       1,871,976       2,400,096
------------        ------------    ------------    ------------    ------------    ------------
$    827,888        $    397,571    $ 10,983,943    $  6,203,918    $  2,816,289    $  1,871,976
============        ============    ============    ============    ============    ============
$     (2,617)       $      1,823    $      6,089    $      4,287    $     (9,732)   $       (315)
============        ============    ============    ============    ============    ============

       1,550               1,972             361             683             370           4,022
          92                 113             306             226           1,562           2,373
      (1,751)             (3,386)        (11,358)        (23,009)        (17,949)        (31,122)
------------        ------------    ------------    ------------    ------------    ------------
        (109)             (1,301)        (10,691)        (22,100)        (16,017)        (24,727)
============        ============    ============    ============    ============    ============

      19,995              21,928          67,355          29,920          70,421         146,437
         222                 192             144              29           1,134             875
      (4,388)            (14,599)         (1,703)         (6,180)        (31,470)       (136,433)
------------        ------------    ------------    ------------    ------------    ------------
      15,829               7,521          65,796          23,769          40,085          10,879
============        ============    ============    ============    ============    ============

       New World Fund           Blue Chip Income and Growth Fund
----------------------------    --------------------------------
 Year ended      Year ended      Year ended          Year ended
December 31,    December 31,    December 31,        December 31,
    2003            2002            2003                2002
------------    ------------    ------------        ------------
$      3,786    $      3,180    $     13,423        $      5,608
      (1,237)         (6,375)        (19,257)             (5,736)
      66,193          (6,279)        291,026             (82,437)
------------    ------------    ------------        ------------
      68,742          (9,474)        285,192             (82,565)
------------    ------------    ------------        ------------

        (709)           (777)             --                (731)
      (2,605)         (2,122)             --              (4,919)
------------    ------------    ------------        ------------
      (3,314)         (2,899)             --              (5,650)
------------    ------------    ------------        ------------

          --              --              --                  --
          --              --              --                  --
------------    ------------    ------------        ------------
          --              --              --                  --
------------    ------------    ------------        ------------
      (3,314)         (2,899)             --              (5,650)
------------    ------------    ------------        ------------

       6,491          15,823          36,427              36,948
         709             777              --                 731
      (6,970)        (15,159)         (5,660)            (16,264)
------------    ------------    ------------        ------------
         230           1,441          30,767              21,415
------------    ------------    ------------        ------------

      69,838         298,187         805,425             388,357
       2,605           2,122              --               4,919
     (25,948)       (282,801)         (4,287)             (6,269)
------------    ------------    ------------        ------------
      46,495          17,508         801,138             387,007
------------    ------------    ------------        ------------
      46,725          18,949         831,905             408,422
------------    ------------    ------------        ------------
     112,153           6,576       1,117,097             320,207

     159,093         152,517         479,878             159,671
------------    ------------    ------------        ------------
$    271,246    $    159,093    $  1,596,975        $    479,878
============    ============    ============        ============
$      2,968    $      2,544    $     13,422        $         (1)
============    ============    ============        ============

         623           1,602           4,515               4,441
          74              83              --                 101
        (724)         (1,614)           (739)             (2,094)
------------    ------------    ------------        ------------
         (27)             71           3,776               2,448
============    ============    ============        ============

       7,066          31,801         100,260              47,771
         271             226              --                 685
      (2,810)        (30,086)           (571)               (838)
------------    ------------    ------------        ------------
       4,527           1,941          99,689              47,618
============    ============    ============        ============

                                                 American Funds Insurance Series

Statement of changes in net assets

                                                                                                    Growth-Income Fund
                                                                                               ----------------------------
                                                                                                Year ended      Year ended
                                                                                               December 31,    December 31,
                                                                                                   2003            2002
                                                                                               ------------    ------------
OPERATIONS:
Net investment income (loss)                                                                   $    117,769    $    107,409
Net realized gain (loss) on investments and non-U.S. currency transactions                         (201,039)         (1,040)
Net unrealized appreciation (depreciation) on investments and non-U.S. currency translations      2,763,220      (1,759,090)
                                                                                               ------------    ------------
       Net increase (decrease) in net assets resulting from operations                            2,679,950      (1,652,721)
                                                                                               ------------    ------------
DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
Dividends from net investment income:
        Class 1                                                                                     (52,064)        (46,371)
        Class 2                                                                                     (65,963)        (37,421)
                                                                                               ------------    ------------
            Total dividends from net investment income                                             (118,027)        (83,792)
                                                                                               ------------    ------------
Distributions from net realized gain on investments:
       Short-term net realized gains:
        Class 1                                                                                          --              --
        Class 2                                                                                          --              --
                                                                                               ------------    ------------
            Total distributions from net realized gain on investments                                    --              --
                                                                                               ------------    ------------
       Total dividends and distributions paid to shareholders                                      (118,027)        (83,792)
                                                                                               ------------    ------------
CAPITAL SHARE TRANSACTIONS:
       Class 1:
        Proceeds from shares sold                                                                    11,989          20,166
        Proceeds from reinvestment of dividends and distributions                                    52,064          46,371
        Cost of shares repurchased                                                                 (476,758)       (768,415)
                                                                                               ------------    ------------
            Net increase (decrease) from Class 1 transactions                                      (412,705)       (701,878)
                                                                                               ------------    ------------
       Class 2:
        Proceeds from shares sold                                                                 2,707,263       1,352,002
        Proceeds from reinvestment of dividends and distributions                                    65,963          37,421
        Cost of shares repurchased                                                                  (70,106)       (192,299)
                                                                                               ------------    ------------
            Net increase (decrease) from Class 2 transactions                                     2,703,120       1,197,124
                                                                                               ------------    ------------
       Net increase (decrease) in net assets resulting from capital share transactions            2,290,415         495,246
                                                                                               ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           4,852,338      (1,241,267)
NET ASSETS:
Beginning of period                                                                               7,373,448       8,614,715
                                                                                               ------------    ------------
End of period                                                                                  $ 12,225,786    $  7,373,448
                                                                                               ============    ============
Undistributed (distributions in excess of) net investment income                               $     23,162    $     23,334
                                                                                               ============    ============
SHARES OF BENEFICIAL INTEREST:
       Class 1:
        Shares sold                                                                                     416             694
        Shares issued on reinvestment of dividends and distributions                                  1,632           1,797
        Shares repurchased                                                                          (17,052)        (27,712)
                                                                                               ------------    ------------
            Net increase (decrease) in shares outstanding                                           (15,004)        (25,221)
                                                                                               ============    ============
       Class 2:
        Shares sold                                                                                  91,949          47,358
        Shares issued on reinvestment of dividends and distributions                                  2,040           1,457
        Shares repurchased                                                                           (2,646)         (7,370)
                                                                                               ------------    ------------
            Net increase (decrease) in shares outstanding                                            91,343          41,445
                                                                                               ============    ============

                                                                                                   Asset Allocation Fund
                                                                                               ----------------------------
                                                                                                Year ended      Year ended
                                                                                               December 31,    December 31,
                                                                                                   2003            2002
                                                                                               ------------    ------------
OPERATIONS:
Net investment income (loss)                                                                   $     69,347    $     57,343
Net realized gain (loss) on investments and non-U.S. currency transactions                           (6,328)        (44,140)
Net unrealized appreciation (depreciation) on investments and non-U.S. currency translations        438,602        (249,438)
                                                                                               ------------    ------------
       Net increase (decrease) in net assets resulting from operations                              501,621        (236,235)
                                                                                               ------------    ------------
DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
Dividends from net investment income:
        Class 1                                                                                     (21,401)        (20,853)
        Class 2                                                                                     (45,402)        (25,444)
                                                                                               ------------    ------------
            Total dividends from net investment income                                              (66,803)        (46,297)
                                                                                               ------------    ------------
Distributions from net realized gain on investments:
       Short-term net realized gains:
        Class 1                                                                                          --              --
        Class 2                                                                                          --              --
                                                                                               ------------    ------------
            Total distributions from net realized gain on investments                                    --              --
                                                                                               ------------    ------------
       Total dividends and distributions paid to shareholders                                       (66,803)        (46,297)
                                                                                               ------------    ------------
CAPITAL SHARE TRANSACTIONS:
       Class 1:
        Proceeds from shares sold                                                                    16,548          22,833
        Proceeds from reinvestment of dividends and distributions                                    21,401          20,853
        Cost of shares repurchased                                                                  (69,895)       (120,247)
                                                                                               ------------    ------------
            Net increase (decrease) from Class 1 transactions                                       (31,946)        (76,561)
                                                                                               ------------    ------------
       Class 2:
        Proceeds from shares sold                                                                   946,786         482,358
        Proceeds from reinvestment of dividends and distributions                                    45,402          25,444
        Cost of shares repurchased                                                                  (23,135)        (37,169)
                                                                                               ------------    ------------
            Net increase (decrease) from Class 2 transactions                                       969,053         470,633
                                                                                               ------------    ------------
       Net increase (decrease) in net assets resulting from capital share transactions              937,107         394,072
                                                                                               ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           1,371,925         111,540
NET ASSETS:
Beginning of period                                                                               1,853,161       1,741,621
                                                                                               ------------    ------------
End of period                                                                                  $  3,225,086    $  1,853,161
                                                                                               ============    ============
Undistributed (distributions in excess of) net investment income                               $     13,442    $     10,829
                                                                                               ============    ============
SHARES OF BENEFICIAL INTEREST:
       Class 1:
        Shares sold                                                                                   1,242           1,713
        Shares issued on reinvestment of dividends and distributions                                  1,510           1,705
        Shares repurchased                                                                           (5,371)         (9,051)
                                                                                               ------------    ------------
            Net increase (decrease) in shares outstanding                                            (2,619)         (5,633)
                                                                                               ============    ============
       Class 2:
        Shares sold                                                                                  71,343          36,311
        Shares issued on reinvestment of dividends and distributions                                  3,200           2,091
        Shares repurchased                                                                           (1,835)         (2,897)
                                                                                               ------------    ------------
            Net increase (decrease) in shares outstanding                                            72,708          35,505
                                                                                               ============    ============

See Notes to Financial Statements

                                                 American Funds Insurance Series

                                               (dollars and shares in thousands)

                                                                      U.S. Government/
          Bond Fund                 High-Income Bond Fund        AAA-Rated Securities Fund            Cash Management Fund
----------------------------    ----------------------------    ----------------------------    -------------------------------
Year ended       Year ended      Year ended      Year ended      Year ended      Year ended      Year ended         Year ended
December 31,    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,       December 31,
   2003             2002            2003            2002            2003            2002            2003               2002
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------
$     60,447    $     45,067    $     48,094    $     48,835    $     27,633    $     27,809    $      1,526       $      3,760
        (786)        (16,665)        (24,098)        (55,818)          4,691           2,910               2                 (2)
      84,086           7,998         136,912          (5,040)        (14,043)         25,400              --                 --
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------
     143,747          36,400         160,908         (12,023)         18,281          56,119           1,528              3,758
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------

      (8,856)         (8,386)        (30,181)        (35,097)        (17,176)        (18,187)         (2,307)            (5,923)
     (36,565)        (20,697)        (18,769)        (16,126)        (10,668)         (8,137)         (1,435)            (4,462)
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------
     (45,421)        (29,083)        (48,950)        (51,223)        (27,844)        (26,324)         (3,742)           (10,385)
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------

          --              --              --              --              --              --              --                (16)
          --              --              --              --              --              --              --                (12)
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------
          --              --              --              --              --              --              --                (28)
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------
     (45,421)        (29,083)        (48,950)        (51,223)        (27,844)        (26,324)         (3,742)           (10,413)
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------

      19,014          50,951          47,737          22,929          23,036         164,863          43,713            150,300
       8,856           8,386          30,181          35,097          17,176          18,187           2,307              5,939
     (51,797)        (36,190)        (71,421)        (81,442)       (178,442)        (72,321)       (145,373)          (167,545)
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------
     (23,927)         23,147           6,497         (23,416)       (138,230)        110,729         (99,353)           (11,306)
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------

     495,365         339,972         104,759          49,450          68,855         249,288         182,427            996,887
      36,565          20,697          18,769          16,126          10,668           8,137           1,435              4,474
     (27,981)        (18,768)        (30,197)        (19,699)        (90,400)       (116,117)       (216,376)          (992,719)
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------
     503,949         341,901          93,331          45,877         (10,877)        141,308         (32,514)             8,642
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------
     480,022         365,048          99,828          22,461        (149,107)        252,037        (131,867)            (2,664)
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------
     578,348         372,365         211,786         (40,785)       (158,670)        281,832        (134,081)            (9,319)

     914,890         542,525         518,323         559,108         804,723         522,891         336,163            345,482
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------
$  1,493,238    $    914,890    $    730,109    $    518,323    $    646,053    $    804,723    $    202,082       $    336,163
============    ============    ============    ============    ============    ============    ============       ============
$     59,912    $     44,449    $     46,096    $     46,888    $     28,861    $     27,676    $      1,468       $      3,684
============    ============    ============    ============    ============    ============    ============       ============

       1,765           5,076           4,084           2,194           1,853          13,743           3,936             13,366
         807             839           2,647           3,563           1,397           1,550             209                535
      (4,742)         (3,555)         (6,121)         (7,863)        (14,567)         (5,986)        (13,070)           (14,815)
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------
      (2,170)          2,360             610          (2,106)        (11,317)          9,307          (8,925)              (914)
============    ============    ============    ============    ============    ============    ============       ============

      45,595          33,543           8,976           4,635           5,594          20,773          16,424             88,127
       3,348           2,078           1,654           1,642             871             696             130                404
      (2,588)         (1,864)         (2,629)         (1,935)         (7,425)         (9,687)        (19,485)           (87,799)
------------    ------------    ------------    ------------    ------------    ------------    ------------       ------------
      46,355          33,757           8,001           4,342            (960)         11,782          (2,931)               732
============    ============    ============    ============    ============    ============    ============       ============

                                                 American Funds Insurance Series

Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization -- American Funds Insurance Series (the "series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 13 different funds. The assets of each fund are segregated, with each fund accounted for separately. The funds' investment objectives are as follows:

Global Discovery Fund -- Long-term growth of capital by investing primarily in stocks of companies in the services and information area of the global economy.

Global Growth Fund -- Long-term growth of capital by investing primarily in common stocks of companies located around the world.

Global Small Capitalization Fund -- Long-term growth of capital by investing primarily in stocks of smaller companies located around the world.

Growth Fund -- Long-term growth of capital by investing primarily in common stocks of companies that offer opportunities for growth of capital.

International Fund -- Long-term growth of capital by investing primarily in common stocks of companies located outside the United States.

New World Fund -- Long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

Blue Chip Income and Growth Fund -- To produce income exceeding the average yield on U.S. stocks and to provide an opportunity for growth of principal.

Growth-Income Fund -- Growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

Asset Allocation Fund -- High total return (including income and capital gains) consistent with long-term preservation of capital.

Bond Fund -- As high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

High-Income Bond Fund -- High current income and, secondarily, capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities.

U.S. Government/AAA-Rated Securities Fund -- A high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.

Cash Management Fund -- High current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

Each fund offers two share classes (1 and 2). Holders of each share class have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Class 2 shares have different fees and expenses ("class-specific fees and expenses"), primarily due to arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Subsequent activity -- On January 16, 2004, pursuant to exemptive relief granted by the Securities and Exchange Commission, the series acquired all of the net assets of Anchor Pathway Fund. The series is the surviving entity for purposes of maintaining the financial statements and historical results postreorganization.

In connection with the substitution, the series issued a new share class, Class 3, for each fund listed on the next page. The Class 3 shares will have different class-specific fees and expenses than the existing shares, primarily due to arrangements for certain distribution expenses. The substitution did not affect the existing two share classes (1 and 2) of the series.

                                                 American Funds Insurance Series

                                        (shares and dollar amounts in thousands)

American Funds                           Anchor Pathway         Class 3 shares
Insurance Series                              Fund                 issued by    Total net assets of
("acquiring fund")                      ("acquired fund")       acquiring fund     acquired fund
---------------------------------  ---------------------------  --------------  -------------------
Growth Fund                        Growth Series                    12,057          $   575,620
International Fund                 International Series              8,456              116,357
Growth-Income Fund                 Growth-Income Series             17,364              601,476
Asset Allocation Fund              Asset Allocation Series           5,720               84,937
High-Income Bond Fund              High-Yield Bond Series            4,239               54,221
U.S. Government/                   U.S. Government/
AAA-Rated Securities Fund          AAA-Rated Securities Series       4,449               54,895
Cash Management Fund               Cash Management Series            2,068               22,897

American Funds                     Total net assets of  Total net assets of
Insurance Series                     acquiring fund        acquiring fund
("acquiring fund")                 before substitution  after substitution
---------------------------------  -------------------  -------------------
Growth Fund                            $11,643,913            $12,219,533
International Fund                       2,935,099              3,051,456
Growth-Income Fund                      12,781,355             13,382,831
Asset Allocation Fund                    3,334,368              3,419,305
High-Income Bond Fund                      744,996                799,217
U.S. Government/
AAA-Rated Securities Fund                  631,994                686,889
Cash Management Fund                       197,620                220,517

Significant accounting policies -- The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the series:

     Security valuation -- Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of a security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

     Security transactions and related investment income --Security transactions are recorded by the series as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the series will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     Class allocations -- Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily between classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

     Dividends and distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Non-U.S. currency translation -- Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and

                                                 American Funds Insurance Series
income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts -- The series may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The series enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counter-parties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the series could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the series values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The series records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Mortgage dollar rolls -- The series may enter into mortgage dollar roll transactions in which a fund in the series sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any realized gain or loss is deferred until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

Securities lending -- The series may lend portfolio securities from time to time in order to earn additional income; however, it does not currently intend to engage in an ongoing or regular securities lending program. When a fund in the series lends securities, it receives collateral in an amount not less than 100% of the market value of the loaned securities throughout the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered on the next business day. If the borrower defaults on its obligation to return the securities loaned, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Income earned is included in interest income in the accompanying financial statements.

2. NON-U.S. INVESTMENTS

Investment risk -- The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation -- Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The series complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The series is not subject to income taxes to the extent such distributions are made.

Distributions -- Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; expenses deferred for tax purposes; cost of investments sold; paydowns on investments; net capital losses; and net operating losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds.

The funds indicated in the following table had capital loss carryforwards available at December 31, 2003. These amounts may be used to offset capital gains realized in subsequent years expiring December 31, 2004, through December 31, 2011. The funds will not make distributions from capital gains while a capital loss carryforward remains.

                                                 American Funds Insurance Series

Additional tax basis disclosures as of December 31, 2003, are as follows:

                                                          (dollars in thousands)

                                                                             Global      Global       Global Small
                                                                           Discovery     Growth      Capitalization       Growth
                                                                             Fund         Fund            Fund             Fund
                                                                           ---------   ----------    --------------   -------------
Undistributed net investment income and currency gains                     $      35   $    6,974    $           --   $       6,520
Loss deferrals related to non-U.S. currency that were realized during the
  period November 1, 2003, through December 31, 2003                              (9)        (126)              (18)            (65)
Short-term and long-term capital loss deferrals                                 (887)    (216,752)         (156,553)       (992,319)
Gross unrealized appreciation on investment securities                         5,305      250,001           212,940       2,401,268
Gross unrealized depreciation on investment securities                          (711)     (38,323)          (35,544)       (346,876)
Cost of portfolio securities and cash denominated
  in non-U.S. currencies, excluding forward currency contracts                36,025    1,060,901           655,611       8,932,333
Reclassification to (from) undistributed net investment income from (to)
  undistributed net realized gain                                                (10)        (345)             (120)           (161)
Reclassification to (from) undistributed net investment income
  from (to) paid-in capital                                                       --           --               260              --
                                                                           ---------   ----------    --------------   -------------
Capital loss carryforward expires in:
       2004                                                                $      --   $       --    $           --   $          --
       2006                                                                       --           --                --              --
       2007                                                                       --           --                --              --
       2008                                                                       --           --                --              --
       2009                                                                      100      101,126            94,473         147,918
       2010                                                                      737       56,984            52,175         844,401
       2011                                                                       50       56,140             9,869              --
                                                                           ---------   ----------    --------------   -------------
                                                                           $     887   $  214,250    $      156,517    $    992,319
                                                                           =========   ==========    ==============    ============

                                                                                                          Blue Chip
                                                                                               New          Income        Growth-
                                                                           International      World       and Growth      Income
                                                                                Fund          Fund           Fund          Fund
                                                                           -------------  ------------   ------------  ------------
Undistributed net investment income and currency gains                     $       6,399  $      6,533   $     13,425  $     23,636
Loss deferrals related to non-U.S. currency that were realized during the
  period November 1, 2003, through December 31, 2003                                (340)          (12)            --           (43)
Short-term and long-term capital loss deferrals                                 (409,482)      (27,633)       (24,168)     (304,530)
Gross unrealized appreciation on investment securities                           651,762        61,621        223,194     2,372,110
Gross unrealized depreciation on investment securities                          (134,679)       (8,574)       (14,469)     (479,166)
Cost of portfolio securities and cash denominated
  in non-U.S. currencies, excluding forward currency contracts                 2,287,990       219,779      1,385,334    10,358,337
Reclassification to (from) undistributed net investment income from (to)
  undistributed net realized gain                                                 (1,768)          (48)            --            86
Reclassification to (from) undistributed net investment income
  from (to) paid-in capital                                                           --            --             --            --
                                                                           -------------  ------------   ------------  ------------
Capital loss carryforward expires in:
       2004                                                                $          --  $         --   $         --  $         --
       2006                                                                           --            --             --            --
       2007                                                                           --            --             --            --
       2008                                                                           --            --             --            --
       2009                                                                      147,937        16,564          1,001        18,842
       2010                                                                      121,367         4,880          3,625            --
       2011                                                                      140,178         6,189         15,769       285,688
                                                                           -------------  ------------   ------------  ------------
                                                                           $     409,482  $     27,633   $     20,395  $    304,530
                                                                           =============  ============   ============  ============

                                                                               Asset                       High-Income
                                                                            Allocation         Bond           Bond
                                                                               Fund            Fund           Fund
                                                                           ------------    ------------    ------------
Undistributed net investment income and currency gains                     $     13,660    $     60,551    $     47,471
Loss deferrals related to non-U.S. currency that were realized during the
  period November 1, 2003, through December 31, 2003                               (188)             --              --*
Short-term and long-term capital loss deferrals                                 (63,663)        (22,700)       (157,314)
Gross unrealized appreciation on investment securities                          429,498          88,942          68,946
Gross unrealized depreciation on investment securities                          (97,619)        (12,925)        (22,505)
Cost of portfolio securities and cash denominated
  in non-U.S. currencies, excluding forward currency contracts                2,977,382       1,407,813         671,736
Reclassification to (from) undistributed net investment income from (to)
  undistributed net realized gain                                                    69             437              64
Reclassification to (from) undistributed net investment income
  from (to) paid-in capital                                                          --              --              --
                                                                           ------------    ------------    ------------
Capital loss carryforward expires in:
       2004                                                                $         --    $         --    $         --
       2006                                                                          --           1,346          11,417
       2007                                                                          --             154             973
       2008                                                                          --           2,909              --
       2009                                                                      14,729             534          54,476
       2010                                                                      28,538          11,748          50,900
       2011                                                                      11,172           5,664          35,517
                                                                           ------------    ------------    ------------
                                                                           $     54,439    $     22,355    $    153,283
                                                                           ============    ============    ============

                                                                                 U.S.
                                                                             Government/
                                                                             AAA-Rated          Cash
                                                                             Securities     Management
                                                                                Fund           Fund
                                                                            ------------   ------------
Undistributed net investment income and currency gains                      $     28,898   $      1,487
Loss deferrals related to non-U.S. currency that were realized during the
  period November 1, 2003, through December 31, 2003                                  --             --
Short-term and long-term capital loss deferrals                                  (10,810)            --*
Gross unrealized appreciation on investment securities                            19,422             --
Gross unrealized depreciation on investment securities                            (1,286)            --
Cost of portfolio securities and cash denominated
  in non-U.S. currencies, excluding forward currency contracts                   679,227        203,648
Reclassification to (from) undistributed net investment income from (to)
  undistributed net realized gain                                                  1,396             --
Reclassification to (from) undistributed net investment income
  from (to) paid-in capital                                                           --             --
                                                                            ------------   ------------
Capital loss carryforward expires in:
       2004                                                                 $      2,439             --
       2006                                                                        3,594             --
       2007                                                                          737             --
       2008                                                                        4,040             --
       2009                                                                           --             --
       2010                                                                           --             --
       2011                                                                           --             --*
                                                                            ------------   ------------
                                                                            $     10,810             --*
                                                                            ============   ============

*Amount less than one thousand.

                                                 American Funds Insurance Series

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company (CRMC), the series' investment adviser, is the parent company of American Funds Distributors, Inc. (AFD), the principal underwriter of the series' shares, and American Funds Service Company (AFS), the series' transfer agent.

Investment advisory services -- The aggregate fee of $110,982,000 for management services was incurred by the series pursuant to an agreement with CRMC. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on annual rates that generally decrease as average net asset levels increase.

The Board of Trustees approved an amended Investment Advisory and Service Agreement for Blue Chip Income and Growth Fund, effective January 1, 2004, that provided for reduced annual rates as reflected in the chart below. During the year ended December 31, 2003, CRMC voluntarily reduced investment advisory fees to the rates provided by the amended agreement. As a result, for the year ended December 31, 2003, the fee shown on the accompanying financial statements was voluntarily reduced by $181,000 to $4,526,000, which is equivalent to an annualized rate of 0.48%. Had CRMC not reduced such fee, the annualized rate for the year ended December 31, 2003, would have been 0.50% for the fund.

The range of rates and asset levels and the current annualized rates of average net assets for the series are as follows:

                                                       Rates                Net asset level (in billions)
                                           -----------------------------    -----------------------------   For the year ended
Fund                                       Beginning with    Ending with    Up to            In excess of    December 31, 2003
------------------------------------       --------------    -----------    -----            ------------   ------------------
Global Discovery                               .580%                         all                                   .58%
Global Growth                                  .690            .530%         $.6                $1.2               .66
Global Small Capitalization                    .800            .740           .6                  .6               .80
Growth                                         .500            .300           .6                13.0               .37
International                                  .690            .450           .5                10.5               .57
New World                                      .850                          all                                   .85
Blue Chip Income and Growth                    .500            .400           .6                 1.5               .48
Growth-Income                                  .500            .242           .6                10.5               .33
Asset Allocation                               .500            .320           .6                 2.0               .40
Bond                                           .480            .400           .6                 1.0               .45
High-Income Bond                               .500            .450           .6                 1.0               .50
U.S. Government/AAA-Rated Securities           .460            .360           .6                 1.0               .45
Cash Management                                .500            .380           .1                  .4               .45

Distribution services -- The series has adopted a plan of distribution for Class 2 shares. Under the plan, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plan provides for annual expenses, based on average daily net assets, of 0.25% to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. During the year ended December 31, 2003, distribution expenses under the plan for the series aggregated $40,210,000. Class 1 shares have not adopted a plan of distribution to cover any distribution expenses.

Transfer agent services -- The aggregate fee of $50,000 was incurred during the year ended December 31, 2003, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

Deferred Trustees' compensation -- Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the series, are treated as if invested in shares of the series or other American Funds. These amounts represent general, unsecured liabilities of the series and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes $283,000 in current fees (either paid in cash or deferred) and a net increase of $274,000 in the value of the deferred amounts.

Affiliated Trustees and officers -- Officers and certain Trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or Trustees received any compensation directly from the series.

                                                 American Funds Insurance Series

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

Pursuant to the custodian agreement, each fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain balances with the custodian bank. For the year ended December 31, 2003, custodian fees for the series aggregated $2,358,000, which includes $35,000 that was offset by this reduction, rather than paid in cash.

As of December 31, 2003, Asset Allocation Fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                                                          (dollars in thousands)

                                              Contract amount           U.S. valuation
                                           ---------------------     -----------------------
                                                                                 Unrealized
Non-U.S. currency sale contracts            Non-U.S.        U.S.     Amount    depreciation
--------------------------------           ---------      ------     ------    -------------
Euro, expiring 2/3-3/10/2004                  E851        $1,001     $1,067        $(66)

The following table presents additional information for the year ended December 31, 2003:

                                                          (dollars in thousands)

                                                     Global     Global        Global Small                                   New
                                                   Discovery    Growth       Capitalization    Growth      International    World
                                                     Fund        Fund             Fund          Fund           Fund         Fund
                                                   ---------  ----------     --------------  ----------    -------------  ---------
Purchases of investment securities(1)              $  17,002  $  356,627       $  448,400    $4,478,510     $ 934,739     $  70,360
Sales of investment securities(1)                      6,572     206,789          255,209     2,498,888       769,386        31,912
Non-U.S taxes withheld on dividend income                 11       1,329              450         1,604         4,916           307
Non-U.S taxes withheld on interest income                 --          --(2)            --            --             1            --
Non-U.S taxes paid (refunded) on realized gains           --         277              (12)           --            --           201
Non-U.S taxes provided on unrealized gains as of
  December 31, 2003                                       --          --            2,657            --           654         1,838
Restricted securities as of
  December 31,2003:(3)
     Market value                                      3,676      65,902           34,516        561,863       102,665       14,861
     Percent of net assets                                 9%          5%               4%             5%            4%           5%

                                                    Blue Chip
                                                     Income      Growth-        Asset                    High-Income
                                                   and Growth    Income       Allocation       Bond         Bond
                                                      Fund        Fund          Fund           Fund         Fund
                                                   ----------   ----------    ----------    ----------   -----------
Purchases of investment securities(1)              $  842,495   $3,317,180    $1,233,391    $  645,283    $  321,589
Sales of investment securities(1)                     103,066    1,681,395       425,062       201,629       260,626
Non-U.S taxes withheld on dividend income                  --        2,096           665            --            --
Non-U.S taxes withheld on interest income                  --           --            --            --            --
Non-U.S taxes paid (refunded) on realized gains            --           --            --            --            --
Non-U.S taxes provided on unrealized gains as of
  December 31, 2003                                        --           --            --            --            --
Restricted securities as of
  December 31,2003:(3)
     Market value                                      69,751      851,786       447,066       297,937       253,496
     Percent of net assets                                  4%           7%           14%           20%           35%

                                                      U.S.
                                                   Government/
                                                    AAA-Rated     Cash
                                                   Securities  Management
                                                      Fund        Fund
                                                   ----------  ----------
Purchases of investment securities(1)              $  456,730  $2,722,744
Sales of investment securities(1)                     516,228   2,859,409
Non-U.S taxes withheld on dividend income                  --          --
Non-U.S taxes withheld on interest income                  --          --
Non-U.S taxes paid (refunded) on realized gains            --          --
Non-U.S taxes provided on unrealized gains as of
  December 31, 2003                                        --          --
Restricted securities as of
  December 31,2003:(3)
     Market value                                      95,973      80,223
     Percent of net assets                                 15%         40%

(1) Excludes short-term securities, except for Cash Management Fund.

(2)Amount less than one thousand.

(3)The funds have invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities include restricted short-term notes, which in practice are as liquid as unrestricted securities in the portfolios. These securities are identified in the investment portfolios.

                                                 American Funds Insurance Series

Financial highlights(1)

                                                        Income (loss) from
                                                      investment operations(2)                     Dividends and distributions
                                             ----------------------------------------      ----------------------------------------
                                                             Net gains
                                                            (losses) on
                                  Net asset     Net         securities        Total        Dividends     Distributions
                                   value,    investment       (both           from         (from net         (from         Total
                                  beginning    income       realized &     investment      investment       capital    dividends and
      Period ended                of period    (loss)       unrealized)    operations        income)         gains)    distributions
Global Discovery Fund(4)
Class 1
12/31/03                          $   7.26    $    .05       $   2.67       $   2.72       $   (.04)            --       $   (.04)
12/31/02                              9.30         .06          (2.05)         (1.99)          (.05)            --           (.05)
12/31/01                             10.00         .04           (.70)          (.66)          (.04)            --           (.04)
Class 2
12/31/03                              7.25         .02           2.67           2.69           (.02)            --           (.02)
12/31/02                              9.30         .04          (2.05)         (2.01)          (.04)            --           (.04)
12/31/01                             10.00         .02           (.69)          (.67)          (.03)            --           (.03)

Global Growth Fund
Class 1
12/31/03                          $  11.35    $    .12       $   3.91       $   4.03       $   (.08)       $    --       $   (.08)
12/31/02                             13.42         .09          (2.02)         (1.93)          (.14)            --           (.14)
12/31/01                             17.25         .18          (2.50)         (2.32)          (.15)         (1.36)         (1.51)
12/31/00                             21.42         .20          (4.15)         (3.95)          (.02)          (.20)          (.22)
12/31/99                             18.99         .01           3.43           3.44           (.11)          (.90)         (1.01)
11/30/99                             13.02         .14           6.39           6.53           (.12)          (.44)          (.56)
Class 2
12/31/03                             11.32         .09           3.89           3.98           (.05)            --           (.05)
12/31/02                             13.38         .06          (2.01)         (1.95)          (.11)            --           (.11)
12/31/01                             17.21         .13          (2.49)         (2.36)          (.11)         (1.36)         (1.47)
12/31/00                             21.41         .15          (4.13)         (3.98)          (.02)          (.20)          (.22)
12/31/99                             18.98         .01           3.42           3.43           (.10)          (.90)         (1.00)
11/30/99                             13.02         .11           6.37           6.48           (.08)          (.44)          (.52)

Global Small Capitalization Fund
Class 1
12/31/03                          $   9.27    $     --(5)    $   4.97       $   4.97       $   (.09)       $    --       $   (.09)
12/31/02                             11.52          --(5)       (2.15)         (2.15)          (.10)            --           (.10)
12/31/01                             14.28         .03          (1.81)         (1.78)          (.13)          (.85)          (.98)
12/31/00                             17.37         .09          (2.81)         (2.72)          (.05)          (.32)          (.37)
12/31/99                             17.16          --(5)        1.92           1.92           (.01)         (1.70)         (1.71)
11/30/99                              9.11         .06           8.20           8.26           (.08)          (.13)          (.21)
Class 2
12/31/03                              9.23        (.03)          4.95           4.92           (.07)            --           (.07)
12/31/02                             11.48        (.02)         (2.15)         (2.17)          (.08)            --           (.08)
12/31/01                             14.24          --(5)       (1.80)         (1.80)          (.11)          (.85)          (.96)
12/31/00                             17.36         .04          (2.80)         (2.76)          (.04)          (.32)          (.36)
12/31/99                             17.14          --(5)        1.92           1.92             --          (1.70)         (1.70)
11/30/99                              9.10         .04           8.19           8.23           (.06)          (.13)          (.19)

Growth Fund
Class 1
12/31/03                          $  33.47    $    .16       $  12.26       $  12.42       $   (.15)       $    --       $   (.15)
12/31/02                             44.30         .12         (10.87)        (10.75)          (.08)            --           (.08)
12/31/01                             73.51         .18         (11.99)        (11.81)          (.41)        (16.99)        (17.40)
12/31/00                             70.62         .41           2.97           3.38             --           (.49)          (.49)
12/31/99                             72.12         .01           9.64           9.65           (.05)        (11.10)        (11.15)
11/30/99                             54.91         .11          25.35          25.46           (.14)         (8.11)         (8.25)
Class 2
12/31/03                             33.29         .06          12.19          12.25           (.04)            --           (.04)
12/31/02                             44.09         .03         (10.82)        (10.79)          (.01)            --           (.01)
12/31/01                             73.28         .04         (11.94)        (11.90)          (.30)        (16.99)        (17.29)
12/31/00                             70.57         .25           2.95           3.20             --           (.49)          (.49)
12/31/99                             72.04          --(5)        9.63           9.63             --         (11.10)        (11.10)
11/30/99                             54.88        (.02)         25.33          25.31           (.04)         (8.11)         (8.15)

                                                                                              Ratio of
                                                                              Ratio of          net
                                  Net asset                    Net assets,    expenses         income
                                    value,                       end of          to          (loss) to       Portfolio
                                   end of           Total        period       average          average        turnover
      Period ended                 period         return(3)  (in millions)   net assets      net assets        rate
Global Discovery Fund (4)
Class 1
12/31/03                          $   9.94          37.41%      $     17         .61%           .55%            30%
12/31/02                              7.26         (21.41)            10         .61            .69             25
12/31/01                              9.30          (6.65)            12         .31            .42              4
Class 2
12/31/03                              9.92          37.11             24         .86            .28             30
12/31/02                              7.25         (21.67)             9         .86            .48             25
12/31/01                              9.30          (6.71)             4         .42            .21              4

Global Growth Fund
Class 1
12/31/03                          $  15.30          35.63%      $    188         .70%           .94%            27%
12/31/02                             11.35         (14.46)           152         .71            .73             30
12/31/01                             13.42         (13.99)           215         .70           1.24             38
12/31/00                             17.25         (18.71)           317         .70            .97             41
12/31/99                             21.42          18.53            327         .06            .06              3
11/30/99                             18.99          51.90            272         .72           1.01             26
Class 2
12/31/03                             15.25          35.27          1,082         .95            .68             27
12/31/02                             11.32         (14.64)           592         .96            .48             30
12/31/01                             13.38         (14.22)           600         .95            .88             38
12/31/00                             17.21         (18.87)           562         .95            .73             41
12/31/99                             21.41          18.47            399         .08            .04              3
11/30/99                             18.98          51.45            316         .96            .77             26

Global Small Capitalization Fund
Class 1
12/31/03                          $  14.15          53.92%      $    163         .83%          (.03)%           51%
12/31/02                              9.27         (18.83)           108         .84            .04             66
12/31/01                             11.52         (12.63)           149         .83            .21             65
12/31/00                             14.28         (16.33)           213         .86            .52             62
12/31/99                             17.37          11.70            178         .07             --(6)           7
11/30/99                             17.16          92.15            150         .82            .53             81
Class 2
12/31/03                             14.08          53.53            665        1.08           (.28)            51
12/31/02                              9.23         (19.05)           290        1.09           (.20)            66
12/31/01                             11.48         (12.85)           274        1.08           (.05)            65
12/31/00                             14.24         (16.53)           234        1.11            .25             62
12/31/99                             17.36          11.69            111         .09           (.02)             7
11/30/99                             17.14          91.86             88        1.06            .25             81

Growth Fund
Class 1
12/31/03                          $  45.74          37.15%      $  3,877         .39%           .41%            34%
12/31/02                             33.47         (24.27)         3,195         .40            .30             34
12/31/01                             44.30         (17.93)         5,207         .38            .34             31
12/31/00                             73.51           4.72          7,677         .38            .53             48
12/31/99                             70.62          14.45          8,224         .03            .01              3
11/30/99                             72.12          52.56          7,270         .39            .19             37
Class 2
12/31/03                             45.50          36.80          7,107         .64            .16             34
12/31/02                             33.29         (24.46)         3,009         .65            .07             34
12/31/01                             44.09         (18.15)         2,937         .63            .07             31
12/31/00                             73.28           4.47          2,356         .63            .33             48
12/31/99                             70.57          14.44          1,149         .05           (.01)             3
11/30/99                             72.04          52.22            937         .64           (.06)            37

                                                 American Funds Insurance Series

                                                         Income (loss) from
                                                       investment operations(2)                   Dividends and distributions
                                                ------------------------------------      ----------------------------------------
                                                              Net gains
                                                             (losses) on
                                     Net asset     Net       securities      Total        Dividends     Distributions
                                      value,    investment     (both         from         (from net         (from         Total
                                     beginning    income     realized &   investment      investment       capital    dividends and
      Period ended                   of period    (loss)     unrealized)  operations        income)         gains)    distributions
International Fund
Class 1
12/31/03                             $  10.07    $    .15     $   3.38     $   3.53       $   (.19)        $   --       $   (.19)
12/31/02                                12.02         .15        (1.90)       (1.75)          (.20)            --           (.20)
12/31/01                                20.59         .22        (3.79)       (3.57)          (.20)         (4.80)         (5.00)
12/31/00                                26.74         .18        (5.90)       (5.72)          (.01)          (.42)          (.43)
12/31/99                                25.08         .01         4.34         4.35           (.10)         (2.59)         (2.69)
11/30/99                                16.57         .25         8.87         9.12           (.30)          (.31)          (.61)
Class 2
12/31/03                                10.05         .12         3.37         3.49           (.15)            --           (.15)
12/31/02                                11.97         .12        (1.89)       (1.77)          (.15)            --           (.15)
12/31/01                                20.54         .15        (3.76)       (3.61)          (.16)         (4.80)         (4.96)
12/31/00                                26.73         .13        (5.89)       (5.76)          (.01)          (.42)          (.43)
12/31/99                                25.07         .01         4.33         4.34           (.09)         (2.59)         (2.68)
11/30/99                                16.56         .10         8.98         9.08           (.26)          (.31)          (.57)

New World Fund(7)
Class 1
12/31/03                             $   8.76    $    .21     $   3.21     $   3.42       $   (.19)        $   --       $   (.19)
12/31/02                                 9.44         .20         (.70)        (.50)          (.18)            --           (.18)
12/31/01                                 9.85         .24         (.63)        (.39)          (.02)            --           (.02)
12/31/00                                11.77         .24        (1.70)       (1.46)          (.20)          (.26)          (.46)
12/31/99                                10.56         .01         1.25         1.26           (.04)          (.01)          (.05)
11/30/99                                10.00         .07          .51          .58           (.02)            --           (.02)
Class 2
12/31/03                                 8.73         .19         3.19         3.38           (.17)            --           (.17)
12/31/02                                 9.41         .18         (.70)        (.52)          (.16)            --           (.16)
12/31/01                                 9.84         .21         (.62)        (.41)          (.02)            --           (.02)
12/31/00                                11.77         .20        (1.69)       (1.49)          (.18)          (.26)          (.44)
12/31/99                                10.55         .02         1.25         1.27           (.04)          (.01)          (.05)
11/30/99                                10.00         .06          .51          .57           (.02)            --           (.02)

Blue Chip Income and Growth Fund(4)
Class 1
12/31/03                             $   7.17    $    .13     $   2.11     $   2.24       $     --             --       $     --
12/31/02                                 9.43         .16        (2.32)       (2.16)          (.10)            --           (.10)
12/31/01                                10.00         .09         (.61)        (.52)          (.05)            --           (.05)
Class 2
12/31/03                                 7.16         .11         2.09         2.20             --             --             --
12/31/02                                 9.41         .14        (2.30)       (2.16)          (.09)            --           (.09)
12/31/01                                10.00         .08         (.63)        (.55)          (.04)            --           (.04)

Growth-Income Fund
Class 1
12/31/03                             $  25.63    $    .42     $   7.96     $   8.38       $   (.40)        $   --       $   (.40)
12/31/02                                31.70         .41        (6.16)       (5.75)          (.32)            --           (.32)
12/31/01                                35.23         .51          .49         1.00           (.73)         (3.80)         (4.53)
12/31/00                                33.08         .72         1.98         2.70           (.06)          (.49)          (.55)
12/31/99                                38.70         .06          .88          .94           (.18)         (6.38)         (6.56)
11/30/99                                40.73         .69         3.94         4.63           (.66)         (6.00)         (6.66)
Class 2
12/31/03                                25.52         .34         7.92         8.26           (.30)            --           (.30)
12/31/02                                31.58         .35        (6.14)       (5.79)          (.27)            --           (.27)
12/31/01                                35.13         .41          .52          .93           (.68)         (3.80)         (4.48)
12/31/00                                33.07         .65         1.96         2.61           (.06)          (.49)          (.55)
12/31/99                                38.67         .07          .87          .94           (.16)         (6.38)         (6.54)
11/30/99                                40.70         .59         3.94         4.53           (.56)         (6.00)         (6.56)

                                                                                                    Ratio of
                                                                                    Ratio of          net
                                        Net asset                   Net assets,     expenses         income
                                          value,                       end of          to          (loss) to       Portfolio
                                          end of          Total        period       average          average        turnover
      Period ended                       period         return(3)  (in millions)   net assets      net assets        rate
International Fund
Class 1
12/31/03                                $  13.41          35.12%      $  1,431         .63%           1.40%           40%
12/31/02                                   10.07         (14.58)         1,236         .63            1.35            30
12/31/01                                   12.02         (19.73)         1,772         .61            1.41            40
12/31/00                                   20.59         (21.85)         2,750         .59             .72            42
12/31/99                                   26.74          18.18          4,113         .05             .03             1
11/30/99                                   25.08          56.48          3,526         .61            1.18            42
Class 2
12/31/03                                   13.39          34.85          1,385         .88            1.08            40
12/31/02                                   10.05         (14.84)           636         .88            1.05            30
12/31/01                                   11.97         (19.89)           628         .86            1.04            40
12/31/00                                   20.54         (22.06)           581         .84             .50            42
12/31/99                                   26.73          18.16            391         .07             .01             1
11/30/99                                   25.07          56.16            311         .85             .84            42

New World Fund(7)
Class 1
12/31/03                                $  11.99          39.56%      $     47         .92%           2.15%           19%
12/31/02                                    8.76          (5.45)            35         .91            2.14            22
12/31/01                                    9.44          (3.99)            37         .91            2.54            31
12/31/00                                    9.85         (12.43)            45         .92            2.14            43
12/31/99                                   11.77          11.88             45         .08             .18             3
11/30/99                                   10.56           5.87             37         .43            1.02             1
Class 2
12/31/03                                   11.94          39.18            224        1.17            1.90            19
12/31/02                                    8.73          (5.66)           124        1.16            1.89            22
12/31/01                                    9.41          (4.19)           116        1.16            2.25            31
12/31/00                                    9.84         (12.70)           102        1.17            1.83            43
12/31/99                                   11.77          11.87             38         .10             .16             3
11/30/99                                   10.55           5.71             28         .57             .95             1

Blue Chip Income and Growth Fund(4)
Class 1
12/31/03                                $   9.41          31.24%      $    107         .50%(8)        1.67%           12%
12/31/02                                    7.17         (22.93)            54         .52            1.89             8
12/31/01                                    9.43          (5.23)            49         .25             .93            12
Class 2
12/31/03                                    9.36          30.73          1,490         .74(8)         1.41            12
12/31/02                                    7.16         (23.07)           426         .77            1.76             8
12/31/01                                    9.41          (5.38)           111         .37             .82            12

Growth-Income Fund
Class 1
12/31/03                                $  33.61          32.76%      $  4,402         .34%           1.45%           21%
12/31/02                                   25.63         (18.15)         3,741         .35            1.43            26
12/31/01                                   31.70           2.78          5,428         .35            1.53            34
12/31/00                                   35.23           8.24          6,022         .35            2.16            47
12/31/99                                   33.08           3.21          6,632         .03             .18             3
11/30/99                                   38.70          12.86          6,537         .35            1.75            41
Class 2
12/31/03                                   33.48          32.43          7,824         .59            1.18            21
12/31/02                                   25.52         (18.34)         3,632         .60            1.22            26
12/31/01                                   31.58           2.56          3,187         .60            1.25            34
12/31/00                                   35.13           7.95          1,972         .60            1.92            47
12/31/99                                   33.07           3.19          1,203         .05             .16             3
11/30/99                                   38.67          12.59          1,109         .60            1.50            41

                                                 American Funds Insurance Series

                                                      Income (loss) from
                                                    investment operations(2)                     Dividends and distributions
                                           ----------------------------------------      ----------------------------------------
                                                           Net gains
                                                          (losses) on
                                Net asset     Net         securities        Total        Dividends     Distributions
                                 value,    investment       (both           from         (from net         (from         Total
                                beginning    income       realized &     investment      investment       capital    dividends and
      Period ended              of period    (loss)       unrealized)    operations        income)         gains)    distributions
Asset Allocation Fund
Class 1
12/31/03                        $  12.23    $   .41        $   2.29       $   2.70       $   (.35)       $    --       $   (.35)
12/31/02                           14.30        .45           (2.19)         (1.74)          (.33)            --           (.33)
12/31/01                           15.71        .49            (.37)           .12           (.59)          (.94)         (1.53)
12/31/00                           15.07        .56             .13            .69           (.05)            --           (.05)
12/31/99                           16.03        .05             .15            .20           (.14)         (1.02)         (1.16)
11/30/99                           16.57        .58             .60           1.18           (.57)         (1.15)         (1.72)
Class 2
12/31/03                           12.18        .37            2.27           2.64           (.31)            --           (.31)
12/31/02                           14.25        .42           (2.18)         (1.76)          (.31)            --           (.31)
12/31/01                           15.67        .45            (.36)           .09           (.57)          (.94)         (1.51)
12/31/00                           15.06        .53             .13            .66           (.05)            --           (.05)
12/31/99                           16.02        .05             .14            .19           (.13)         (1.02)         (1.15)
11/30/99                           16.56        .53             .61           1.14           (.53)         (1.15)         (1.68)

Bond Fund
Class 1
12/31/03                        $  10.41    $   .57        $    .78       $   1.35       $   (.42)       $    --       $   (.42)
12/31/02                           10.44        .67            (.24)           .43           (.46)            --           (.46)
12/31/01                           10.18        .77             .08            .85           (.59)            --           (.59)
12/31/00                            9.74        .80            (.29)           .51           (.07)            --           (.07)
12/31/99                            9.86        .07            (.01)           .06           (.18)            --           (.18)
11/30/99                           10.37        .73            (.50)           .23           (.69)          (.05)          (.74)
Class 2
12/31/03                           10.36        .53             .78           1.31           (.40)            --           (.40)
12/31/02                           10.40        .64            (.24)           .40           (.44)            --           (.44)
12/31/01                           10.16        .73             .08            .81           (.57)            --           (.57)
12/31/00                            9.74        .78            (.30)           .48           (.06)            --           (.06)
12/31/99                            9.85        .06              --            .06           (.17)            --           (.17)
11/30/99                           10.36        .67            (.47)           .20           (.66)          (.05)          (.71)

High-Income Bond Fund
Class 1
12/31/03                        $  10.44    $   .90        $   2.12       $   3.02       $   (.92)       $    --       $   (.92)
12/31/02                           11.78       1.01           (1.25)          (.24)         (1.10)            --          (1.10)
12/31/01                           12.25       1.17            (.23)           .94          (1.41)            --          (1.41)
12/31/00                           12.75       1.24           (1.63)          (.39)          (.11)            --           (.11)
12/31/99                           12.81        .11             .12            .23           (.29)            --           (.29)
11/30/99                           13.77       1.26            (.72)           .54          (1.31)          (.19)         (1.50)
Class 2
12/31/03                           10.39        .86            2.12           2.98           (.90)            --           (.90)
12/31/02                           11.74        .97           (1.25)          (.28)         (1.07)            --          (1.07)
12/31/01                           12.22       1.13            (.23)           .90          (1.38)            --          (1.38)
12/31/00                           12.75       1.22           (1.64)          (.42)          (.11)            --           (.11)
12/31/99                           12.80        .11             .12            .23           (.28)            --           (.28)
11/30/99                           13.76       1.18            (.67)           .51          (1.28)          (.19)         (1.47)

                                                                                               Ratio of
                                                                               Ratio of          net
                                   Net asset                    Net assets,    expenses         income
                                     value,                       end of          to          (loss) to       Portfolio
                                     end of          Total        period       average          average        turnover
      Period ended                  period         return(3)  (in millions)   net assets      net assets        rate
Asset Allocation Fund
Class 1
12/31/03                           $  14.58          22.14%      $    911         .42%            3.12%           20%
12/31/02                              12.23         (12.19)           797         .45             3.31            25
12/31/01                              14.30            .77          1,012         .45             3.30            32
12/31/00                              15.71           4.62          1,136         .45             3.77            32
12/31/99                              15.07           1.45          1,387         .04              .31             1
11/30/99                              16.03           7.65          1,394         .44             3.50            36
Class 2
12/31/03                              14.51          21.74          2,314         .67             2.81            20
12/31/02                              12.18         (12.38)         1,056         .70             3.11            25
12/31/01                              14.25            .52            730         .70             3.03            32
12/31/00                              15.67           4.40            453         .70             3.53            32
12/31/99                              15.06           1.42            341         .06              .29             1
11/30/99                              16.02           7.39            321         .69             3.24            36

Bond Fund
Class 1
12/31/03                           $  11.34          13.07%      $    213         .47%            5.19%           20%
12/31/02                              10.41           4.26            218         .49             6.60            29
12/31/01                              10.44           8.48            194         .49             7.38            59
12/31/00                              10.18           5.22            151         .51             8.03            55
12/31/99                               9.74            .61            169         .05              .65             5
11/30/99                               9.86           2.33            173         .53             7.17            38
Class 2
12/31/03                              11.27          12.80          1,280         .72             4.88            20
12/31/02                              10.36           4.05            697         .74             6.34            29
12/31/01                              10.40           8.15            349         .74             7.06            59
12/31/00                              10.16           4.99            144         .76             7.87            55
12/31/99                               9.74            .59             85         .07              .63             5
11/30/99                               9.85           2.07             80         .78             6.94            38

High-Income Bond Fund
Class 1
12/31/03                           $  12.54          29.79%      $    411         .51%            7.74%           48%
12/31/02                              10.44          (1.51)           335         .52             9.55            45
12/31/01                              11.78           8.02            403         .51             9.60            42
12/31/00                              12.25          (3.06)           436         .52             9.87            50
12/31/99                              12.75           1.83            586         .04              .79             1
11/30/99                              12.81           4.22            589         .51             9.13            31
Class 2
12/31/03                              12.47          29.51            319         .76             7.41            48
12/31/02                              10.39          (1.83)           183         .77             9.28            45
12/31/01                              11.74           7.73            156         .76             9.37            42
12/31/00                              12.22          (3.31)           117         .77             9.76            50
12/31/99                              12.75           1.81             99         .07              .77             1
11/30/99                              12.80           3.96             95         .76             8.86            31

                                                 American Funds Insurance Series

                                                      Income (loss) from
                                                    investment operations(2)                     Dividends and distributions
                                           ----------------------------------------      ----------------------------------------
                                                           Net gains
                                                          (losses) on
                                Net asset     Net         securities        Total        Dividends     Distributions
                                 value,    investment       (both           from         (from net         (from         Total
                                beginning    income       realized &     investment      investment       capital    dividends and
      Period ended              of period    (loss)       unrealized)    operations        income)         gains)    distributions
U.S. Government/AAA-Rated
 Securities Fund
Class 1
12/31/03                        $  12.37   $    .46        $   (.15)      $    .31       $   (.44)           --        $   (.44)
12/31/02                           11.87        .54             .55           1.09           (.59)           --            (.59)
12/31/01                           11.73        .66             .17            .83           (.69)           --            (.69)
12/31/00                           10.56        .68             .55           1.23           (.06)           --            (.06)
12/31/99                           10.78        .06            (.10)          (.04)          (.18)           --            (.18)
11/30/99                           11.43        .69            (.67)           .02           (.67)           --            (.67)
Class 2
12/31/03                           12.31        .42            (.14)           .28           (.42)           --            (.42)
12/31/02                           11.83        .50             .55           1.05           (.57)           --            (.57)
12/31/01                           11.70        .62             .18            .80           (.67)           --            (.67)
12/31/00                           10.56        .65             .55           1.20           (.06)           --            (.06)
12/31/99                           10.78        .05            (.10)          (.05)          (.17)           --            (.17)
11/30/99                           11.42        .65            (.64)           .01           (.65)           --            (.65)

Cash Management Fund
Class 1
12/31/03                        $  11.17   $    .07        $     --(5)    $    .07       $   (.17)           --        $   (.17)
12/31/02                           11.41        .14              --(5)         .14           (.38)           --            (.38)
12/31/01                           11.65        .41             .01            .42           (.66)           --            (.66)
12/31/00                           11.05        .65             .01            .66           (.06)           --            (.06)
12/31/99                           11.13        .05              --(5)         .05           (.13)           --            (.13)
11/30/99                           11.13        .49             .02            .51           (.51)           --            (.51)
Class 2
12/31/03                           11.12        .05              --(5)         .05           (.14)           --            (.14)
12/31/02                           11.37        .11              --(5)         .11           (.36)           --            (.36)
12/31/01                           11.62        .34             .05            .39           (.64)           --            (.64)
12/31/00                           11.04        .63             .01            .64           (.06)           --            (.06)
12/31/99                           11.12        .05              --(5)         .05           (.13)           --            (.13)
11/30/99                           11.12        .48              --(5)         .48           (.48)           --            (.48)

                                                                                               Ratio of
                                                                               Ratio of          net
                                   Net asset                    Net assets,    expenses         income
                                     value,                       end of          to          (loss) to       Portfolio
                                     end of          Total        period       average          average        turnover
      Period ended                  period         return(3)  (in millions)   net assets      net assets        rate
U.S. Government/AAA-Rated
 Securities Fund
Class 1
12/31/03                           $  12.24           2.51%      $    373         .46%           3.71%            63%
12/31/02                              12.37           9.45            517         .47            4.45             53
12/31/01                              11.87           7.24            386         .47            5.58             84
12/31/00                              11.73          11.69            362         .49            6.16             54
12/31/99                              10.56           (.41)           421         .05             .52              2
11/30/99                              10.78            .24            431         .52            6.06             58
Class 2
12/31/03                              12.17           2.28            273         .71            3.43             63
12/31/02                              12.31           9.15            288         .72            4.14             53
12/31/01                              11.83           7.02            137         .72            5.27             84
12/31/00                              11.70          11.39             70         .74            5.89             54
12/31/99                              10.56           (.43)            48         .07             .51              2
11/30/99                              10.78            .08             47         .77            5.83             58

Cash Management Fund
Class 1
12/31/03                           $  11.07            .67%      $    103         .47%            .68%            --
12/31/02                              11.17           1.24            203         .46            1.25             --
12/31/01                              11.41           3.66            218         .46            3.52             --
12/31/00                              11.65           6.04            211         .46            5.80             --
12/31/99                              11.05            .46            317         .04             .45             --
11/30/99                              11.13           4.73            306         .46            4.65             --
Class 2
12/31/03                              11.03            .47             99         .72             .42             --
12/31/02                              11.12           1.00            133         .71            1.00             --
12/31/01                              11.37           3.43            127         .71            2.99             --
12/31/00                              11.62           5.83             49         .71            5.60             --
12/31/99                              11.04            .43             48         .06             .42             --
11/30/99                              11.12           4.47             48         .71            4.40             --

(1) The periods ended 2000 through 2003 represent the fiscal years ended December 31. The period ended December 31, 1999, represents the one month ended December 31. The period ended November 30, 1999, represents the fiscal year ended November 30.

(2) Periods ended 1999 are based on shares outstanding on the last day of the period; all other periods are based on average shares outstanding.

(3)  Total returns exclude all sales charges.

(4)  Commenced operations July 5, 2001.

(5)  Amount less than one cent.

(6)  Amount less than .01 percent.

(7)  Commenced operations June 17, 1999.

(8) During the year ended December 31, 2003, Capital Research and Management Company voluntarily reduced investment advisory fees to rates provided by the amended agreement effective January 1, 2004. Had Capital Research and Management Company not reduced such fees, expense ratios would have been .52% and .76% for share classes 1 and 2, respectively.

See Notes to Financial Statements

                                                 American Funds Insurance Series

Report of independent auditors

To the Board of Trustees and Shareholders of American Funds Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Discovery Fund, the Global Growth Fund, the Global Small Capitalization Fund, the Growth Fund, the International Fund, the New World Fund, the Blue Chip Income and Growth Fund, the Growth-Income Fund, the Asset Allocation Fund, the Bond Fund, the High-Income Bond Fund, the U.S. Government/AAA-Rated Securities Fund and the Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the "Series") at December 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICE WATER HOUSE COOPERS LLP
Los Angeles, California
January 30, 2004

                                                 American Funds Insurance Series

                    This page was intentionally left blank.

                                                 American Funds Insurance Series

BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES

                               YEAR FIRST                                                           NUMBER OF BOARDS
                                ELECTED                                                              WITHIN THE FUND
                               A TRUSTEE                                                           COMPLEX(2) ON WHICH
      NAME AND AGE         OF THE SERIES (1)  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS         TRUSTEE SERVES
----------------------------------------------------------------------------------------------------------------------
LEE A. AULT III, 67              1999          Chairman of the Board, In-Q-Tel, Inc. (information          1
                                               technology); former Chairman of the Board,
                                               President and CEO, Telecredit, Inc.

H. FREDERICK CHRISTIE, 70        1994          Private investor; former President and CEO,                19
                                               The Mission Group (non-utility holding company,
                                               subsidiary of Southern California Edison Company)

JOE E. DAVIS, 69                 1991          Private investor; former Chairman of the Board,             1
                                               Linear Corporation; former President and CEO,
                                               National Health Enterprises, Inc.

MARTIN FENTON, 68                1995          Chairman of the Board and CEO, Senior Resource             16
                                               Group LLC (development and management of
                                               senior living communities)

LEONARD R. FULLER, 57            1999          President and CEO, Fuller Consulting (financial            14
                                               management consulting firm)

MARY MYERS KAUPPILA, 49          1994          Private investor; Chairman of the Board and CEO,            5
                                               Ladera Management Company (venture capital and
                                               agriculture); former owner and President, Energy
                                               Investment, Inc.

KIRK P. PENDLETON, 64            1996          Chairman of the Board and CEO, Cairnwood, Inc.              6
                                               (venture capital investment)

                                 OTHER DIRECTORSHIPS(3)
      NAME AND AGE                  HELD BY TRUSTEE
--------------------------------------------------------------
LEE A. AULT III, 67        Anworth Mortgage Asset Corporation;
                           Equifax, Inc.; Office Depot, Inc.

H. FREDERICK CHRISTIE, 70  Ducommun Incorporated; IHOP
                           Corporation; Southwest Water
                           Company; Valero L.P.

JOE E. DAVIS, 69           Anworth Mortgage Asset Corporation;
                           Natural Alternatives Inc.; Wilshire
                           Technologies, Inc.

MARTIN FENTON, 68                         None

LEONARD R. FULLER, 57                     None

MARY MYERS KAUPPILA, 49                   None

KIRK P. PENDLETON, 64                     None

"INTERESTED" TRUSTEES(4)

                                 YEAR FIRST                                                           NUMBER OF BOARDS
                                  ELECTED A      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND    WITHIN THE FUND
       NAME, AGE AND         TRUSTEE OR OFFICER    POSITIONS HELD WITH AFFILIATED ENTITIES OR THE    COMPLEX(2) ON WHICH
   POSITION WITH SERIES       OF THE SERIES (1)          PRINCIPAL UNDERWRITER OF THE SERIES           TRUSTEE SERVES
---------------------------  ------------------  --------------------------------------------------  -------------------
JAMES K. DUNTON, 66                 1993         Senior Vice President and Director, Capital                 2
Chairman of the Board and                        Research and Management Company
Principal Executive Officer

DONALD D. O'NEAL, 43                1998         Senior Vice President, Capital Research and                 2
President                                        Management Company

MICHAEL J. DOWNER, 49               1991         Vice President and Secretary, Capital Research              1
Senior Vice President                            and Management Company; Secretary,
                                                 American Funds Distributors, Inc.; (5)
                                                 Director, Capital Bank and Trust Company(5)

       NAME, AGE AND         OTHER DIRECTORSHIPS(3)
   POSITION WITH SERIES         HELD BY TRUSTEE
---------------------------  ----------------------
JAMES K. DUNTON, 66                  None
Chairman of the Board and
Principal Executive Officer

DONALD D. O'NEAL, 43                 None
President

MICHAEL J. DOWNER, 49                None
Senior Vice President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE SERIES' TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE SERIES IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071,
ATTENTION: FUND SECRETARY.

                                                 American Funds Insurance Series

OTHER OFFICERS

                            YEAR FIRST
                            ELECTED AN      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
     NAME, AGE AND            OFFICER         POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
 POSITION WITH SERIES    OF THE SERIES (1)        PRINCIPAL UNDERWRITER OF THE SERIES
---------------------    -----------------  ---------------------------------------------------
ALAN N. BERRO, 43              1998          Senior Vice President, Capital Research Company(5)
Senior Vice President

ABNER D. GOLDSTINE, 74         1993          Senior Vice President and Director, Capital Research
Senior Vice President                        and Management Company

JOHN H. SMET, 47               1994          Senior Vice President, Capital Research and
Senior Vice President                        Management Company

CLAUDIA P. HUNTINGTON, 51      1994          Senior Vice President, Capital Research and
Vice President                               Management Company

ROBERT W. LOVELACE, 41         1997          Senior Vice President, Capital Research and
Vice President                               Management Company; Chairman of the Board and
                                             Principal Executive Officer, Capital Research Company; (5)
                                             Director, American Funds Distributors, Inc.; (5)
                                             Director, The Capital Group Companies, Inc. (5)

SUSAN M. TOLSON, 41          1999            Senior Vice President, Capital Research
Vice President                               Company (5)

CHAD L. NORTON, 43           1994            Vice President -- Fund Business Management
Secretary                                    Group, Capital Research and Management
                                             Company

DAVID A. PRITCHETT, 37       1999            Vice President -- Fund Business Management
Treasurer                                    Group, Capital Research and Management
                                             Company

STEVEN I. KOSZALKA, 39       2003            Fund Boards Specialist, Capital Research
Assistant Secretary                          and Management Company

SHERYL F. JOHNSON, 35        1997            Vice President -- Fund Business Management
Assistant Treasurer                          Group, Capital Research and Management
                                             Company

JEFFREY P. REGAL, 32         2004            Vice President -- Fund Business Management
Assistant Treasurer                          Group, Capital Research and Management
                                             Company


(1) Trustees and officers of the series serve until their resignation, removal or retirement.

(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds, and Endowments, whose shareholders are limited to certain nonprofit organizations.

(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.

(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the series' investment adviser, Capital Research and Management Company, or affiliated entities (including the series' principal underwriter).

(5)  Company affiliated with Capital Research and Management Company.

                                                 American Funds Insurance Series

[AMERICAN FUNDS(R) LOGO]                   The right choice for the long term(R)

OFFICES OF THE SERIES AND              CUSTODIAN OF ASSETS                      "AMERICAN FUNDS PROXY VOTING GUIDELINES" --
OF THE INVESTMENT ADVISER              State Street Bank and Trust Company      WHICH DESCRIBES HOW WE VOTE PROXIES RELATING
Capital Research and                   225 Franklin Street                      TO PORTFOLIO SECURITIES -- IS AVAILABLE UPON
Management Company                     Boston, MA 02105-1713                    REQUEUST, FREE OF CHARGE, BY CALLING AMERICAN
333 South Hope Street                                                           FUNDS SERVICE COMPANY AT 800/421-0180,
Los Angeles, CA 90071-1406             COUNSEL                                  VISITING THE AMERICAN FUNDS WEBSITE AT
                                       Paul, Hastings, Janofsky & Walker LLP    AMERICANFUNDS.COM OR ACCESSING THE U.S.
135 South State College Boulevard      515 South Flower Street                  SECURITIES AND EXCHANGE COMMISSION WEBSITE
Brea, CA 92821-5823                    Los Angeles, CA 90071-2228               AT WWW.SEC.GOV.

                                       INDEPENDENT AUDITORS                     This report is for the information of American
                                       PricewaterhouseCoopers LLP               Funds Insurance Series investors, but it may
                                       350 South Grand Avenue                   also be used as sales literature when preceded
                                       Los Angeles, CA 90071-2889               or accompanied by the current prospectus for
                                                                                American Funds Insurance Series and the
                                                                                prospectus for the applicable insurance contract,
                                                                                which give details about charges, expenses,
                                                                                investment objectives and operating policies. If
                                                                                used as sales material after March 31, 2004,
                                                                                this report must be accompanied by a statistical
                                                                                update for the most recently completed calendar
                                                                                quarter.

THE CAPITAL GROUP COMPANIES

American Funds  Capital Researchand Management  Capital International  Capital Guardian  Capital Bank and Trust

                                                     ---------------------------
                                                              PRESORTED
         Customer Service Center                               STANDARD
         P.O. Box 9271                                       U.S. POSTAGE
         Des Moines, IA 50306-9271                               PAID
                                                              BOSTON MA
                                                           PERMIT NO. 57842
                                                     ---------------------------

[ING FUNDS LOGO]

                           ANNUAL FINANCIAL STATEMENTS

                                   ----------

                            THE FUND FOR LIFE SERIES

                                       OF

                             THE ING INVESTORS TRUST

                                   ----------

                                DECEMBER 31, 2003

  GOLDENSELECT(R) products are issued by Golden American Life Insurance Company and distributed by Directed Services, Inc., member NASD.

[GOLDENSELECT LOGO]

                            THE FUND FOR LIFE SERIES
                                       OF
                             THE ING INVESTORS TRUST

                              FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----
President's Letter                                                            3

Management's Discussion and Analysis                                          4

Independent Auditors' Report                                                  6

Statement of Assets and Liabilities                                           7

Statement of Operations                                                       8

Statements of Changes in Net Assets                                           9

Financial Highlights                                                         10

Portfolio of Investments                                                     11

Notes to Financial Statements                                                12

Board of Trustees/Officers                                                   16

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism never the less.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, Directed Services, Inc. ("DSI"), investment adviser to the Portfolios of ING Investors Trust and affiliates of DSI (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also conducting an internal review of investment company share trading, as well as reviewing their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

Also, I want to clearly state that ING does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds. In fact, over the years, we have taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

We consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Investors Trust, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
February 16, 2004

                            THE FUND FOR LIFE SERIES
                                       OF
                             THE ING INVESTORS TRUST

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

The investment objective of the Fund For Life Series (the "Fund") of the ING Investors Trust (formerly the GCG Trust) is high total investment return (capital appreciation and current income) consistent with prudent investment risk and a balanced investment approach. The Fund seeks to achieve its objective by investing in shares of other mutual funds using an allocation strategy that emphasizes mutual funds that invest primarily in domestic equity securities (approximately 60%), while also allocating a portion of the Fund's assets to mutual funds that invest in international equity securities (approximately 10%), and to mutual funds that invest primarily in debt securities rated at least investment grade (approximately 30%).

For the year ended December 31, 2003, the Fund had a total return of 18.40%, compared to a blended return of 22.48% of three indices, namely the Standard & Poor's 500, Morgan Stanley/Capital International Pacific and Lehman Aggregate Bond indices. This blend covers the same time period and is computed using the current allocation of investments of the Fund. The following total return of each index for the year ended December 31, 2003 was S&P 500 Index 28.71%, Morgan Stanley/Capital International Pacific Index 40.27% and the Lehman Aggregate Bond Index 4.10%.

[CHART]

                        60% S&P 500                Lehman Aggregate          Morgan Stanley
                    30% Lehman, 10% MSCI              Bond Index          Capital Intl. Index       S&P 500      Fund for Life
               ------------------------------  ------------------------  ----------------------   -----------   ----------------
  12/31/1993              10,000                       10,000                   10,000              10,000          10,000
  12/31/1994              10,145                        9,709                   11,283              10,131           9,783
  12/31/1995              12,951                       11,502                   11,596              13,934          11,624
  12/31/1996              14,844                       11,920                   10,602              17,131          12,853
  12/31/1997              18,236                       13,070                    7,915              22,845          14,726
  12/31/1998              22,452                       14,206                    8,128              29,379          16,740
  12/31/1999              26,626                       14,090                   12,812              35,557          20,392
  12/31/2000              25,414                       15,728                    9,509              32,222          19,291
  12/31/2001              23,600                       17,056                    7,093              28,482          16,145
  12/31/2002              20,055                       18,804                    6,435              22,190          13,806
  12/31/2003              23,724                       19,575                    9,082              28,561          16,346

                                                                   1 YEAR        5 YEAR       10 YEAR
                                                                   ------        ------       -------
Fund for Life (a)                                                  18.40%        -0.48%         5.03%
Composite Index (60% S&P 500 Index, 30% Lehman Brothers
Aggregate Bond Index and 10% Morgan Stanley/Capital
International Pacific Index) (b)                                   24.96%         0.49%         9.02%
Lehman Brothers Aggregate Bond Index (c)                            4.10%         6.62%         6.95%
Morgan Stanley/Capital International Pacific Index (d)             38.98%         2.12%        -0.96%
S&P 500 Index (e)                                                  28.71%        -0.57%        11.10%

                          INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
ING Investors Trust

We have audited the accompanying statement of assets and liabilities of the Fund for Life Series of ING Investors Trust, including the portfolio of investments, as of December 31, 2003, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2002 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report thereon, dated February 7, 2003, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund for Life Series of ING Investors Trust, as of December 31, 2003, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                  /s/ KPMG LLP


Boston, Massachusetts
February 27, 2004

                            THE FUND FOR LIFE SERIES
                                       OF
                             THE ING INVESTORS TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

ASSETS

  INVESTMENTS, AT VALUE (COST $87,490)                              $     97,164
  CASH                                                                    13,634
                                                                    ------------
TOTAL ASSETS                                                             110,798
                                                                    ------------

LIABILITIES

  ACCRUED EXPENSES                                                         2,393
                                                                    ------------

TOTAL LIABILITIES                                                          2,393
                                                                    ------------

NET ASSETS                                                          $    108,405
                                                                    ============

NET ASSETS CONSIST OF

  PAID-IN CAPITAL                                                   $     98,888
  ACCUMULATED NET REALIZED LOSS ON SECURITIES                               (157)
  NET UNREALIZED APPRECIATION OF INVESTMENTS                               9,674
                                                                    ------------

NET ASSETS                                                          $    108,405
                                                                    ============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING, $.001 PAR VALUE              22,170
                                                                    ============

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                      $       4.89
                                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME

  DIVIDENDS FROM UNDERLYING FUNDS                                   $        424
                                                                    ------------

EXPENSES

  MANAGEMENT AND ADMINISTRATIVE FEES (NOTE 2)                                290
  AUDITING FEES                                                            1,000
  FUND ACCOUNTING FEES (NOTE 2)                                              241
  CUSTODY (NOTE 2)                                                           600
  TRUSTEES FEES AND EXPENSES (NOTE 2)                                        100
  OTHER OPERATING EXPENSES                                                   714
                                                                    ------------

  TOTAL EXPENSES                                                           2,945
  FEES WAIVED BY MANAGER (NOTE 2)                                          (531)
                                                                    ------------

NET EXPENSES                                                               2,414
                                                                    ------------

NET INVESTMENT LOSS                                                       (1,990)

UNREALIZED GAIN/LOSS ON INVESTMENTS

  NET CHANGE IN UNREALIZED APPRECIATION OR DEPRECIATION
    OF INVESTMENTS                                                        18,918
                                                                    ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $     16,928
                                                                    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                             FOR THE YEAR         FOR THE YEAR
                                                                ENDED                ENDED
                                                           DECEMBER 31, 2003    DECEMBER 31, 2002
                                                           -----------------    -----------------
OPERATIONS

  NET INVESTMENT LOSS                                      $          (1,990)   $            (780)
  NET CHANGE IN UNREALIZED APPRECIATION OR
    DEPRECIATION OF INVESTMENTS                                       18,918              (15,462)
                                                           -----------------    -----------------

  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS                                                        16,928              (16,242)
                                                           -----------------    -----------------

BENEFICIAL INTEREST TRANSACTIONS
  DIVIDENDS REINVESTED                                                    11                   --
  COST OF SHARES REDEEMED                                               (604)              (3,177)
                                                           -----------------    -----------------

  DECREASE IN NET ASSETS DERIVED FROM
    BENEFICIAL INTEREST TRANSACTIONS                                    (593)              (3,177)
                                                           -----------------    -----------------

  NET INCREASE/(DECREASE) IN NET ASSETS                               16,335              (19,419)

NET ASSETS

  BEGINNING OF PERIOD                                                 92,070              111,489
                                                           -----------------    -----------------

  END OF PERIOD                                            $         108,405    $          92,070
                                                           =================    =================

  UNDISTRIBUTED NET INVESTMENT INCOME                      $              --    $              --
                                                           =================    =================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            THE FUND FOR LIFE SERIES
                                       OF
                             THE ING INVESTORS TRUST
                              FINANCIAL HIGHLIGHTS
      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                          YEAR           YEAR          YEAR           YEAR           YEAR
                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                       12/31/03#      12/31/02#      12/31/01#      12/31/00#      12/31/99#
                                       ---------      ---------      ---------      ---------      ---------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD   $     4.13     $     4.83     $     6.94     $     8.17     $     7.45
                                       ----------     ----------     ----------     ----------     ----------

NET INVESTMENT INCOME (LOSS)                (0.09)         (0.03)         (0.01)         (0.03)          0.00
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                      0.85          (0.67)         (1.14)         (0.46)          1.56
                                       ----------     ----------     ----------     ----------     ----------

TOTAL FROM INVESTMENT OPERATIONS             0.76          (0.70)         (1.15)         (0.49)          1.56
                                       ----------     ----------     ----------     ----------     ----------

LESS DISTRIBUTIONS:
DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                     0.00           0.00           0.00           0.00          (0.03)
DISTRIBUTIONS FROM NET REALIZED
  CAPITAL GAINS                              0.00           0.00          (0.96)         (0.74)         (0.42)

RETURN OF CAPITAL                            0.00           0.00           0.00           0.00          (0.39)
                                       ----------     ----------     ----------     ----------     ----------

TOTAL DISTRIBUTIONS                          0.00           0.00          (0.96)         (0.74)         (0.84)
                                       ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD         $     4.89     $     4.13     $     4.83     $     6.94     $     8.17
                                       ==========     ==========     ==========     ==========     ==========

TOTAL RETURN                                18.40%        (14.49)%       (16.31)%        (5.40)%        21.82%
                                       ==========     ==========     ==========     ==========     ==========

RATIOS AND SUPPLEMENTAL DATA
TOTAL NET ASSETS, END OF PERIOD (IN
000'S)                                 $      108     $       92     $      111     $       90     $      274

RATIO OF OPERATING EXPENSES TO
AVERAGE NET ASSETS:

AFTER FEES WAIVED BY MANAGER                 2.50%          2.50%          2.50%          2.50%          2.50%
BEFORE FEES WAIVED BY MANAGER                3.05%          3.05%          3.05%          3.05%          3.06%

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS              (2.06%)        (0.77%)        (0.25%)        (0.33%)        (0.41%)

PORTFOLIO TURNOVER RATE                      0.00%          0.00%          0.00%          0.00%          2.08%

# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            THE FUND FOR LIFE SERIES
                                       OF
                             THE ING INVESTORS TRUST

                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 2003

                                                        NUMBER OF
INVESTMENT IN SHARES OF OPEN-END MUTUAL FUNDS            SHARES        VALUE (NOTE 1)
---------------------------------------------------   -------------    --------------
DAVIS NEW YORK VENTURE FUND, INC.                             1,188    $       32,681
MERRILL LYNCH MONEY MARKET FUND, INC.                           332               332
MERRILL LYNCH PACIFIC FUND, INC., CLASS A                     1,388            26,185
VANGUARD LONG TERM CORPORATE BOND FUND                        1,179            10,931
WADDELL & REED CORE INVESTMENT FUND                           5,219            27,035
                                                                       --------------
  TOTAL INVESTMENTS (COST $87,490*) (NOTES 1 AND 4)              90%           97,164
  OTHER ASSETS AND LIABILITIES (NET)                             10%           11,241
                                                      -------------    --------------

  NET ASSETS                                                    100%   $      108,405
                                                      =============    ==============

*Cost for federal income tax purposes is the same as for financial reporting purposes. Net unrealized appreciation consists of:

     Gross Unrealized Appreciation                    $      16,129
     Gross Unrealized Depreciation                           (6,455)
                                                      -------------

     Net Unrealized Appreciation                      $       9,674
                                                      =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

                            THE FUND FOR LIFE SERIES
                                       OF
                             THE ING INVESTORS TRUST

                          NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        The ING Investors Trust (the "Trust", formerly the GCG Trust) is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At December 31, 2003, the Trust had thirty-eight operational portfolios (the "Portfolios"). This report presents the financial statements of the Fund for Life Series (the "Fund"), a diversified series of the Trust. The financial information for the other Portfolios of the Trust is presented under separate cover. The Fund serves as an investment medium for variable annuity contracts offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of the Equitable Insurance Company of Iowa, Inc. ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep N.V. ("ING").

        The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

        FEDERAL INCOME TAXES: No provision for federal income taxes has been made since the Fund has complied, and intends to continue to comply, with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute its taxable income to shareholders sufficiently to relieve it from substantially all federal income taxes.

        VALUATION: Investments in open-end mutual funds are valued at their respective net asset value at the end of each day. Net asset values for these investments are supplied by market quotation services. The net asset values supplied by these market quotation services are calculated in accordance with the Act. Among other things, the Act requires that mutual funds value the securities they hold in their portfolios at their current market value (generally the last reported sales price of the security).

        Other investments of the Fund, if any, are valued at their current market value as determined by market quotations. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

        OTHER: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Estimated expenses are accrued daily.

        Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Fund uses for federal income tax purposes.

2. MANAGEMENT AND ADMINISTRATIVE FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

        In its capacity as Manager and Administrator, Directed Services, Inc. ("DSI") provides investment advisory services and other services reasonably necessary for the operation of the Fund. Management and administrative fees are paid to DSI at annual rates of 0.10% and 0.20%, respectively, of the value of the average daily net assets of the Fund. DSI also provides accounting services to the Fund. For fund accounting services, the Fund pays to DSI an annual fee of 0.25% of the value of the average daily net assets of the Fund. For the six months ended December 31, 2003 such fees amounted to $241. For the year ended December 31, 2003, the Fund waived $97, $193 and $241 in compensation for management, administrative and fund accounting services, respectively.

        Pursuant to a custodian agreement, Bank of New York is custodian for the Fund.

        Investors in the Fund should recognize that an investment in the Fund bears not only a proportionate share of the expenses of the Fund (including operating costs and management fees) but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. Investors also bear their proportionate share of any sales charges incurred by the Fund related to the purchase of shares of the mutual fund investments. In addition, shareholders of the Fund may indirectly bear expenses paid by a mutual fund in which the Fund invests related to the distribution of the mutual fund's shares.

        Certain officers and trustees of the Trust are also officers and/or directors of DSI, Golden American and other Equitable of Iowa companies.

3. SHARES OF BENEFICIAL INTEREST

        The Fund has an unlimited number of $0.001 par value shares of beneficial interest authorized. For the year ended December 31, 2003 and the year ended December 31, 2002, the Fund had the following transactions in shares of beneficial interest. Except for reinvested distributions, the Trust no longer accepts investments in the Fund from new investors.

                                     YEAR ENDED                YEAR ENDED
                                    DECEMBER 31,           DECEMBER 31, 2002
                                        2003
                                 SHARES      AMOUNT      SHARES         AMOUNT
                                 ------      -------     ------        ---------
        Dividends reinvested          3      $    11         --               --
        Redeemed                   (141)        (604)      (764)       $  (3,177)
                                 ------      -------     ------        ---------

        Net decrease               (138)     $  (593)      (764)       $  (3,177)
                                 ======      =======     ======        =========

     As of December 31, 2003, Golden American has an investment in the Fund of 11,198 shares with a total net asset value of $54,759, representing 50.5% of the shares outstanding.

4. INVESTMENTS

    PURCHASES AND SALES OF INVESTMENTS:

     For the year ended December 31, 2003, the cost of purchases of securities of the Series was $323. There were no sales of securities during the year.

5. FEDERAL INCOME TAXES

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These "book/tax" differences are either considered temporary or permanent in nature. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains, are reported as distributions of paid-in capital.

The following amounts are permanent tax differences which have been reclassified as of December 31, 2003:

                                                     ACCUMULATED NET
        PAID-IN          UNDISTRIBUTED NET            REALIZED GAINS
        CAPITAL          INVESTMENT INCOME               (LOSSES)
       ---------         -----------------           ---------------
       $  (1,990)            $   1,990                    $   --

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized gains for federal income tax purposes are as follows at December 31, 2003:

               UNREALIZED
              APPRECIATION/           CAPITAL LOSS             EXPIRATION
              DEPRECIATION            CARRYFORWARDS               DATE
              -------------           -------------            ----------
               $   9,674                $   (157)                 2009

6. OTHER INFORMATION

As with many financial services companies, DSI and affiliates of DSI (collectively "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by improper late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

7. CHANGE IN PORTFOLIOS' AUDITORS (UNAUDITED)

Ernst & Young LLP ("E&Y") served as independent auditors for Trust. On June 6, 2003 the Trust's Board dismissed E&Y and selected KPMG LLP ("KPMG") as independent auditors for the Trust for the fiscal year ended December 31, 2003 upon the recommendation of the Trust's Audit Committee. During the two most recent fiscal years and through June 6, 2003, there was no disagreement with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to E&Y's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit report of E&Y on the financial statements of the Trust as of and for the year ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for professional services rendered by KPMG LLP ("KPMG") and Ernst & Young LLP ("E&Y"), the principal accountant, for the audit of the registrant's annual financial statements for fiscal years ended December 31, 2003 and 2002, respectively, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $474,000 for the year ended December 31, 2003 and $494,000 for the year ended December 31, 2002.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG and E&Y that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
         (a) of this Item.

         None

(c) TAX FEES: The aggregate fees billed for professional services rendered by KPMG and E&Y for fiscal years ended December 31, 2003 and 2002, respectively, for tax compliance, tax advice, and tax planning were $127,000 in the year ended December 31, 2003 and $154,000 in the year ended December 31, 2002. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG and E&Y, other than the services reported in paragraphs (a) through (c) of this Item.

         None

(e) (1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

I.    STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

II.   AUDIT SERVICES

The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.  AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.   TAX SERVICES

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.    OTHER SERVICES

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

VI.   PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. PROCEDURES

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on an annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

VIII. DELEGATION

The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.   ADDITIONAL REQUIREMENTS

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                   THE FUND(S)         FEE RANGE
---------------------------------------------------------------  ---------------  ------------------
Statutory audits or financial audits (including tax services            /X/        As presented to
associated with non-audit services)                                                Audit Committee

Services associated with SEC registration statements, periodic          /X/         Not to exceed
reports and other documents filed with the SEC or other                           $8,500 per filing
documents issued in connection with securities offerings
(E.G., consents), and assistance in responding to SEC comment letters.

Consultations by Fund management with respect to accounting or          /X/         Not to exceed
disclosure treatment of transactions or events and/or the                           $8,000 during
actual or potential effect of final or proposed rules,                             the Pre-Approval
standards or interpretations by the SEC, Financial Accounting                          Period
Standards Board, or other regulatory or standard setting
bodies.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Services related to Fund mergers                      /X/               /X/            Not to exceed
                                                                                    $10,000 per merger

Consultations by Fund management with                 /X/                              Not to exceed
respect to accounting or disclosure                                                     $5,000 per
treatment of transactions or events and/or                                          occurrence during
the actual or potential effect of final or                                           the Pre-Approval
proposed rules, standards or interpretations                                              Period
by the SEC, Financial Accounting Standards
Board, or other regulatory or standard
setting bodies.  [NOTE:  Under SEC rules
some consultations may be "audit" services
and others may be "audit-related" services.]

Review of the Funds' semi-annual financial            /X/                             Not to exceed
statements                                                                          $5,000 for each set
                                                                                       of financial
                                                                                        statements

Reports to regulatory or government agencies          /X/                            Up to $5,000 per
related to the annual engagement                                                    occurrence during
                                                                                     the Pre-Approval
                                                                                          Period

Regulatory compliance assistance                      /X/               /X/            Not to exceed
                                                                                    $5,000 per quarter

Training courses                                      /X/                              Not to exceed
                                                                                     $2,000 per course

For Prime Rate Trust, agreed upon procedures          /X/                              Not to exceed
for quarterly reports to rating agencies                                            $9,000 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Preparation of federal and state income tax           /X/                              Not to exceed
returns and federal excise tax returns for the                                        $6,000 per Fund
Funds including assistance and review with                                               during the
excise tax distributions.                                                               Pre-Approval
                                                                                           Period

Review of IRC Sections 851(b) and 817(h)              /X/                              Not to exceed
diversification testing on a real-time basis                                          $2,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Review of year-end reporting for 1099's               /X/                              Not to exceed
                                                                                       $800 per Fund
                                                                                         during the

                                                                                        Pre-Approval
                                                                                           Period

Tax assistance and advice regarding statutory,        /X/               /X/            Not to exceed
regulatory or administrative developments                                             $5,000 for the
                                                                                     Funds or for the
                                                                                     Funds' investment
                                                                                       adviser during
                                                                                      the Pre-Approval
                                                                                           Period

International tax services (e.g., Taiwan and          /X/                              Not to exceed
India)                                                                                $5,000 per Fund
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Tax training courses                                  /X/                              Not to exceed
                                                                                     $2,000 per course
                                                                                         during the
                                                                                        Pre-Approval
                                                                                           Period

Service

                                                                      FUND
                                                  THE FUND(S)       AFFILIATES           FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Tax services associated with Fund mergers             /X/                              Not to exceed
                                                                                     $8,000 per merger
                                                                                        during the
                                                                                       Pre-Approval
                                                                                          Period

Tax services related to the preparation of annual     /X/                              Not to exceed
PFIC statements and annual Form 5471(Controlled                                       $18,000 during
Foreign Corporation) for structured finance                                          the Pre-Approval
vehicles                                                                                  Period

Tax services related to CLOs and CBOs                 /X/                              Not to exceed
                                                                                        $15,000 per
                                                                                          quarter

Appendix D

Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                 THE FUND(S)      FUND AFFILIATES        FEE RANGE
----------------------------------------------  ---------------  -----------------  -------------------
Agreed-upon procedures for Class B share                                /X/            Not to exceed
12b-1 programs                                                                        $25,000 during
                                                                                           the
                                                                                       Pre-Approval
                                                                                          Period

AIMR assistance, and/or verification of                                 /X/            Not to exceed
composites                                                                             $25,000 during
                                                                                            the
                                                                                       Pre-Approval
                                                                                           Period

Security counts performed pursuant to Rule            /X/                              Not to exceed
17f-2 of the 1940 Act (I.E., counts for                                               $5,000 per Fund
Funds holding securities with affiliated                                                 during the
sub-custodians)                                                                         Pre-Approval
                                                                                           Period

Appendix E

Prohibited Non-Audit Services
Dated:  200X

   - Bookkeeping or other services related to the accounting records or financial statements of the Funds

   -  Financial information systems design and implementation

   - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

   -  Actuarial services

   -  Internal audit outsourcing services

   -  Management functions

   -  Human resources

   -  Broker-dealer, investment adviser, or investment banking services

   -  Legal services

   -  Expert services unrelated to the audit

   - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e) (2) PERCENTAGE OF SERVICES REFERRED TO IN 4(b) - (4)(d) THAT WERE APPROVED BY THE AUDIT COMMITTEE

         100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

         Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $467,873 for the year ended December 31, 2003 and $524,768 for the year ended December 31, 2002.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING INVESTORS TRUST


By   /s/ James M. Hennessy
     ---------------------
         James M. Hennessy
         President and Chief Executive Officer

Date March 5, 2004
     -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ James M. Hennessy
     ---------------------
         James M. Hennessy
       President and Chief Executive Officer

Date March 5, 2004
     -------------


By   /s/ Michael J. Roland
     ---------------------
         Michael J. Roland
         Executive Vice President and Chief Financial Officer

Date March 5, 2004
     -------------